UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number File No. 811-09301

TIAA-CREF FUNDS
(Exact Name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017-3206
(Address of Principal Executive Offices) (Zip code)

Stewart P. Greene, Esq.
c/o TIAA-CREF
730 Third Avenue

New York, New York 10017-3206
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-490-9000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

2013 Annual Report

TIAA-CREF Funds

Equity Funds

October 31, 2013

Understanding your report from TIAA-CREF Funds

For the purposes of this report, “TIAA-CREF Funds” refers only to the TIAA-CREF Equity Funds listed on the cover of this report.

This annual report contains information about the holdings and investment performance of the TIAA-CREF Funds as of October 31, 2013. The report contains three main sections:

•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of October 31, 2013.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the TIAA-CREF Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at tiaa-cref.org, or call 800 842-2252 for the Institutional, Retirement and Premier classes or 800 223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports, instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ portfolio holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at tiaa-cref.org; or
•	By calling us at 800 842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-Q filings. Form N-CSR filings are as of October 31 or April 30; Form N-Q filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. (Call 202 551-8090 for more information.)

Proxy voting

TIAA-CREF Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at tiaa-cref.org or on the SEC’s website at www.sec.gov. You can also call us at 800 842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day investment management of the funds.

2	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

TIAA-CREF Market Monitor

Strengthening economy helps propel U.S. stocks higher

Despite numerous headwinds, including tax hikes and congressional wrangling over the debt ceiling, the broad U.S. stock market, as measured by the Russell 3000® Index, soared 29.0% for the twelve-month period ended October 31, 2013. Investors largely shook off these concerns and were buoyed by signs of a strengthening domestic economy: unemployment fell slightly, housing prices climbed and consumer spending increased. At the same time, investors cheered the Federal Reserve’s ongoing efforts to stimulate the economy by keeping interest rates low.

The market’s impressive advance was broad-based: all ten industry sectors of the Russell 3000 scored double-digit gains for the period, including eight that advanced more than 20%. The largest contributions came from the sizable consumer discretionary and financial sectors, which gained 41.4% and 29.9%, respectively. Amid the powerful market rally, telecommunications and utilities lagged with returns of 14.9% and 11.6%, respectively. These sectors underperformed as investors sought higher returns from faster growing companies in other areas of the economy.

During the period, optimistic investors favored small-capitalization stocks because of their higher return potential. Small-cap issues soared 36.3%, while mid- and large-cap equities returned 33.8% and 28.4%, respectively. At the same time, growth stocks narrowly topped value shares, 29.2% to 28.6%. (Returns by market capitalization and investment style are based on the Russell indexes.)

Stocks in developed foreign markets, as measured by the MSCI EAFE Index, participated in the rally but couldn’t keep pace with the gains registered in the broad U.S. market. The EAFE index gained 26.9% on signs that Europe was beginning to emerge from its recession and on renewed efforts by Japan to stimulate its stagnant economy. In contrast, emerging market equities lagged far behind their developed market counterparts, returning just 6.5%. This sharp divergence was, in part, due to slowing growth rates in China and various other emerging market economies. (All returns are in U.S. dollars.)

At the same time, the improving economy, coupled with rising long-term interest rates, led to widespread losses in the domestic fixed-income market. The Barclays U.S. Aggregate Bond Index declined 1.1% for the twelve months.

Stocks rally despite political uncertainty

The Russell 3000 Index posted gains in ten of the twelve months covered by this report. As the period began, uncertainty surrounding the “fiscal cliff” deadline weighed on stocks, which generated only modest gains in November and December of 2012. However, stocks rallied to start the New Year following the last-minute passage of a tax bill.

The equity markets endured elevated levels of volatility in the spring and intermittently over the summer, as investors began to worry that improving economic data might prompt the Fed to begin reducing its stimulus measures earlier than expected. When Chairman Ben Bernanke seemed to confirm these fears in May, stocks fell in June and again in August.

The equity markets regained their footing in September after the Fed surprised investors by announcing that it would continue its accommodative policies until stronger signs of steady economic growth emerged. The news triggered a global stock market rally, even as political gridlock in Washington led to a brief shutdown of the U.S. government. Although the shutdown was relatively short-lived, investors could see signs of more political wrangling in the coming months.

U.S. stocks move higher despite headwinds

Monthly returns for the Russell 3000 Index from November 1, 2012–October 31, 2013

The broad market climbs nearly 30% amid economic and political uncertainty.

Source: Russell Investments

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	3

About the funds’ benchmarks

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI All Country World ex USA Index measures the performance of large- and mid-cap stocks in 44 developed and emerging market countries, excluding the United States.

The MSCI EAFE Index measures the performance of the leading stocks in 22 developed market countries outside North America—in Europe, Australasia, and Far East.

The MSCI Emerging Markets Index measures the performance of the leading stocks in 21 emerging market countries in Europe, Asia, Africa, Latin America and the Middle East.

Large-cap indexes

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Mid-cap indexes

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher relative forecasted growth rates and price/book ratios.

The Russell Midcap Value Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

Specialty equity index

The MSCI All Country World Commodity Producers Sector Capped Index measures the performance of the stocks of commodity producers in 45 developed and emerging market nations throughout the world. The index is composed of three sectors—energy, metals and agriculture. The weight of each sector is fixed at one-third of the index.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

Russell 1000, Russell 2000, Russell 3000 and Russell Midcap are trademarks and service marks of Russell Investments. TIAA-CREF products are not promoted or sponsored by, or affiliated with, Russell Investments. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

4	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear on the performance pages are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs or the costs incurred by the fund for buying and selling securities. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include redemption fees or account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2013–October 31, 2013).

Actual expenses

The first section of each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second line in each share class’s entry shows hypothetical account values and expenses based on the share class’s actual expense ratio for the six-month period and an assumed 5% per year rate of return before expenses. This was not the share class’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period but rather allows you to compare the ongoing costs of investing in the fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	5

Enhanced Large-Cap Growth Index Fund

Portfolio composition

Sector	% of net assets as of 10/31/2013
Information technology	25.9
Consumer discretionary	19.3
Industrials	13.4
Health care	13.1
Consumer staples	11.1
Financials	5.2
Materials	4.9
Energy	4.5
Telecommunication services	2.3
Short-term investments, other assets & liabilities, net	0.3
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2013
More than $50 billion	52.5
More than $15 billion–$50 billion	18.3
More than $2 billion–$15 billion	29.2
Total	100.0

Performance for the twelve months ended October 31, 2013

The Enhanced Large-Cap Growth Index Fund returned 25.73%, compared with the 28.30% return of its benchmark, the Russell 1000® Growth Index.

Large-cap growth stocks post strong gains

The broad U.S. stock market, as measured by the Russell 3000® Index, rose an extraordinary 28.99% for the twelve months ended October 31, 2013. Investors were encouraged by the strengthening U.S. economy: unemployment fell, housing prices climbed, consumer spending increased and the nation’s gross domestic product grew at an estimated annual rate of 2.8% in the third quarter of 2013. At the same time, the Federal Reserve continued its efforts to stimulate the economy by keeping interest rates low.

For the reporting period, large-cap growth and value issues were closely matched, with the latter returning 28.29%. Within the growth category, large caps lagged both small- and mid-cap issues, which gained 39.84% and 33.93%, respectively. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the five years ended October 31, 2013, the Russell 1000 Growth Index posted an average annual return of 17.51%, topping both the 14.06% average gain of the Russell 1000 Value Index and the 15.94% average return of the Russell 3000 Index.

Consumer discretionary stocks lead the benchmark higher

All ten industry sectors of the Russell 1000 Growth Index scored double-digit gains for the period, including four that soared more than 30%. The benchmark’s second-largest sector, consumer discretionary, advanced 40.3% and easily made the biggest contribution to the benchmark’s rise. An improving domestic economy and strengthening consumer confidence were tailwinds for consumer discretionary stocks. Sizable gains from health care stocks (up 41.9%) also made a substantial contribution. Health care issues benefited

Performance as of October 31,2013

		Total return	Average annual total return
Enhanced Large-Cap Growth Index Fund	Inception date	1 year	5 years	since inception
Institutional Class	11/30/2007	25.73%	16.89%	6.36%
Russell 1000 Growth Index	—	28.30	17.51	6.68	*

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

* Performance is calculated from the inception date of the Institutional Class.

6	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

from the president’s November reelection, which added clarity to the direction of health care policy. Strong contributions from industrials and information technology—the benchmark’s largest sector at period-end—further enhanced index performance. Together, these four sectors constituted 70% of the benchmark’s total market capitalization at the end of the period.

For the twelve months, just one of the benchmark’s five largest stocks recorded gains that exceeded the return of the index. Only Google outperformed; its stock climbed 51.5% as the company expanded its core advertising business within the mobile device market. Microsoft closely tracked the index, rising 27.9%, while Coca-Cola registered just a 9.5% gain. In contrast, IBM (down 6.2%) and Apple (down 10.1%) lagged far behind.

Stock choices dampen the fund’s relative results

The fund’s enhanced indexing strategy uses quantitative (mathematical) modeling techniques to construct a portfolio that resembles the risk characteristics of the fund’s benchmark index, while seeking to outperform that index. In terms of portfolio holdings, the fund diverges from its benchmark more than a fund that uses a pure indexing strategy.

During the period, stock selections using the enhanced indexing methodology had both positive and negative effects on the fund’s relative performance, but the net result was to lower the fund’s return relative to that of its benchmark. The largest detractor was an underweight position in social media company Facebook, whose shares rose an impressive 137.8%. Overweight holdings in lagging semiconductor maker Broadcom and agricultural chemicals firm CF Industries also detracted from relative returns.

Partly offsetting these negative factors were favorable results from overweight investments in apparel manufacturer Hanesbrands (up 105.0%), technology company Alliance Data Systems (up 65.7%) and MasterCard (up 56.1%).

$10,000 invested at fund’s inception

Institutional Class (inception November 30, 2007)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

Expense example

Six months ended October 31, 2013

Enhanced Large-Cap Growth Index Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13– 10/31/13)
Actual return
Institutional Class	$1,000.00	$1,121.60	$1.93

5% annual hypothetical return
Institutional Class	1,000.00	1,023.39	1.84

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.36% for the Institutional Class. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	7

Enhanced Large-Cap Value Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2013
Financials	26.9
Energy	13.3
Health care	12.6
Industrials	10.9
Information technology	10.3
Consumer discretionary	10.0
Utilities	5.1
Consumer staples	4.5
Materials	3.5
Telecommunication services	2.4
Short-term investments, other assets & liabilities, net	0.5
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2013
More than $50 billion	42.6
More than $15 billion–$50 billion	25.3
More than $2 billion–$15 billion	31.2
$2 billion or less	0.9
Total	100.0

Performance for the twelve months ended October 31, 2013

The Enhanced Large-Cap Value Index Fund returned 28.65%, compared with the 28.29% return of its benchmark, the Russell 1000® Value Index.

Large-cap value stocks keep pace in a climbing market

The broad U.S. stock market, as measured by the Russell 3000® Index, rose an extraordinary 28.99% for the twelve months ended October 31, 2013. Investors were encouraged by the strengthening U.S. economy: unemployment fell, housing prices climbed, consumer spending increased and the nation’s gross domestic product grew at an estimated annual rate of 2.8% in the third quarter of 2013. At the same time, the Federal Reserve continued its efforts to stimulate the economy by keeping interest rates low.

For the reporting period, large-cap value and growth issues were closely matched, with the latter returning 28.30%. Within the value category, large-cap issues trailed their mid- and small-cap counterparts, which soared 33.45% and 32.83%, respectively. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the five years ended October 31, 2013, the Russell 1000 Value Index registered an average annual return of 14.06%, lagging both the 17.51% average gain of the Russell 1000 Growth Index and the 15.94% average return of the Russell 3000 Index.

Financials propel the benchmark higher

For the twelve months, all ten industry sectors of the fund’s benchmark achieved double-digit gains, including six that soared more than 25%. The benchmark’s largest sector, financials, advanced 30.5% and easily made the biggest contribution to the benchmark’s rise. Strong gains from information technology (up 50.4%), industrials (up 38.1%) and health care (up 30.0%) made substantial contributions as well. Together, these four sectors constituted 60% of the index’s total market capitalization on October 31, 2013.

Performance as of October 31, 2013

		Total return	Average annual total return
Enhanced Large-Cap Value Index Fund	Inception date	1 year	5 years	since inception
Institutional Class	11/30/2007	28.65%	13.46%	3.91%
Russell 1000 Value Index	—	28.29	14.06	4.29	*

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

* Performance is calculated from the inception date of the Institutional Class.

8	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

For the period, only one of the benchmark’s five largest stocks registered gains that exceeded the return of the Russell 1000 Value Index. Johnson & Johnson advanced 35.0%. General Electric climbed 28.3%, matching the benchmark’s return. In contrast, Procter & Gamble (up 20.3%) and Chevron (up 12.5%) posted solid results but failed to keep pace with the benchmark. Exxon Mobil, the index’s largest individual component in terms of market capitalization at period-end, substantially lagged; it returned just 1.0%.

Stock choices aid the fund’s relative return

The fund’s enhanced indexing strategy uses quantitative (mathematical) modeling techniques to construct a portfolio that resembles the risk characteristics of the fund’s benchmark index, while seeking to outperform that index. In terms of portfolio holdings, the fund diverges from its benchmark more than a fund that uses a pure indexing strategy.

During the period, stock selections using the enhanced indexing methodology produced mixed results, but the net effect was to lift the fund’s return above that of its benchmark. The largest positive contribution came from a nonbenchmark position in Netflix, whose shares rose a remarkable 307.0%, following a series of better-than-expected quarterly earnings results. The fund also benefited from overweight holdings in two well-performing consumer discretionary companies: Best Buy and GameStop. Underweights in Merck and Exxon Mobil helped relative results as well.

These positive contributors were partly offset by less favorable stock choices. These included overweight investments in coal and natural gas producer Walter Energy and international mining company Cliffs Natural Resources, both of which posted double-digit losses for the period. Underweight holdings in Time Warner and Capital One Financial also trimmed performance slightly.

$10,000 invested at fund’s inception

Institutional Class (inception November 30, 2007)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

Expense example

Six months ended October 31, 2013

Enhanced Large-Cap Value Index Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13– 10/31/13)
Actual return
Institutional Class	$1,000.00	$1,113.09	$1.92

5% annual hypothetical return
Institutional Class	1,000.00	1,023.39	1.84

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.36% for the Institutional Class. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	9

Growth & Income Fund

Portfolio composition

Sector	% of net assets as of 10/31/2013
Consumer discretionary	17.2
Information technology	17.2
Health care	16.2
Financials	12.8
Industrials	9.7
Consumer staples	9.4
Energy	9.4
Materials	3.7
Telecommunication services	2.1
Utilities	1.7
Short-term investments, other assets & liabilities, net	0.6
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2013
More than $50 billion	43.8
More than $15 billion–$50 billion	27.3
More than $2 billion–$15 billion	26.9
$2 billion or less	2.0
Total	100.0

Performance for the twelve months ended October 31, 2013

The Growth & Income Fund returned 29.53% for the Institutional Class, compared with the 27.18% return of its benchmark, the S&P 500® Index. The table below shows returns for all share classes of the fund.

Large-cap stocks climb on positive economic news but trail the broad market

During the twelve-month period, large-cap U.S. equities, as measured by the S&P 500 Index, produced a robust gain but lagged the 28.99% return of the Russell 3000® Index, a proxy for the broad domestic stock market.

Stocks broadly rallied as signs of a strengthening economy, an improving housing market and rising consumer confidence lifted sentiment for riskier assets. At the same time, investors cheered as the Federal Reserve continued its efforts to stimulate the economy by keeping interest rates low.

The equity markets faced headwinds during the period, however. Ongoing concerns that the strengthening economy might lead the Fed to begin tapering its accommodative programs led to a sell-off in the equity markets in June and August. When the Fed announced that it would maintain its current policies, the rally resumed as the period came to a close.

Despite its strong gain, the S&P 500 Index failed to keep pace with the Russell 3000 Index. The broad U.S. market index benefited from a sizable position in small- and mid-cap stocks, which outperformed the large-cap issues of the S&P 500. During the period, optimistic investors favored smaller-cap companies because of their higher return potential.

For the ten years ended October 31, 2013, the S&P 500 Index posted an average annual gain of 7.46%, compared with an average annual return of 7.92% for the Russell 3000 Index.

Performance as of October 31, 2013

		Total return	Average annual total return
Growth & Income Fund	Inception date	1 year	5 years		10 years
Institutional Class	7/1/1999	29.53%	15.78%		9.34%
Retirement Class	10/1/2002	29.05	15.49		9.03
Retail Class	3/31/2006	28.98	15.47		9.19	*
Premier Class	9/30/2009	29.20	15.64	*	9.27	*
S&P 500 Index	—	27.18	15.17		7.46

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Retail and Premier classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Retail and Premier classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

10	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

Financials lead a broad-based sector advance

For the period, nine of the benchmark’s ten industry sectors generated double-digit gains. The biggest contribution came from the large financial sector, which gained 31.9%. Consumer discretionary (up 40.2%) and health care (up 34.5%) also made substantial contributions to the benchmark’s rise. Together, these three sectors constituted more than 40% of the benchmark’s total market capitalization on October 31, 2013.

Amid the market rally, telecommunications services and utilities lagged with returns of 12.7% and 9.5%, respectively. These sectors underperformed as investors sought higher returns from faster growing companies in other sectors of the economy, rather than focusing on issues with high dividend yields.

Strong stock selections boost the fund’s relative results

The fund generated a strong gain and outperformed its benchmark by more than two percentage points because of numerous favorable stock choices. These included overweight investments in biotechnology firm Gilead Sciences, which soared 111.9%, and Netflix, whose stock rose an extraordinary 307.0%, following a series of better-than-expected quarterly earnings results. An overweight holding in Delta Air Lines also aided relative returns, as did underweight positions in IBM, AT&T and Exxon Mobil.

In contrast, underweight holdings in information technology giants Hewlett-Packard (up 80.9%) and Microsoft (up 27.9%) detracted from relative performance. The fund was also hurt by an overweight investment in homebuilder D.R. Horton, whose stock fell 8.7%. Homebuilders came under pressure during the second half of the reporting period as investors became concerned that rising mortgage rates would constrain new home sales.

$10,000 over 10 years

 Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2013

Growth & Income Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13– 10/31/13)
Actual return
Institutional Class	$1,000.00	$1,138.33	$2.43
Retirement Class	1,000.00	1,136.20	3.77
Retail Class	1,000.00	1,135.41	4.14
Premier Class	1,000.00	1,136.46	3.23

5% annual hypothetical return
Institutional Class	1,000.00	1,022.94	2.29
Retirement Class	1,000.00	1,021.68	3.57
Retail Class	1,000.00	1,021.32	3.92
Premier Class	1,000.00	1,022.18	3.06

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.45% for the Institutional Class, 0.70% for the Retirement Class, 0.77% for the Retail Class and 0.60% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	11

Large-Cap Growth Fund

Portfolio composition

Sector	% of net assets as of 10/31/2013
Information technology	29.5
Consumer discretionary	19.4
Health care	19.4
Industrials	12.1
Financials	6.3
Materials	4.3
Consumer staples	2.7
Energy	2.5
Telecommunication services	1.6
Short-term investments, other assets & liabilities, net	2.2
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2013
More than $50 billion	50.2
More than $15 billion–$50 billion	24.3
More than $2 billion–$15 billion	25.5
Total	100.0

Performance for the twelve months ended October 31, 2013

The Large-Cap Growth Fund returned 33.71% for the Institutional Class, compared with the 28.30% return of its benchmark, the Russell 1000® Growth Index. The table below shows returns for all share classes of the fund.

Large-cap growth stocks post strong gains

The broad U.S. stock market, as measured by the Russell 3000® Index, rose an extraordinary 28.99% for the twelve months ended October 31, 2013. Investors were encouraged by the strengthening U.S. economy: unemployment fell, housing prices climbed, consumer spending increased and the nation’s gross domestic product grew at an estimated annual rate of 2.8% in the third quarter of 2013. At the same time, the Federal Reserve continued its efforts to stimulate the economy by keeping interest rates low.

For the reporting period, large-cap growth and value issues were closely matched, with the latter returning 28.29%. Within the growth category, large caps lagged both small- and mid-cap issues, which gained 39.84% and 33.93%, respectively. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the five years ended October 31, 2013, the Russell 1000 Growth Index posted an average annual return of 17.51%, topping both the 14.06% average gain of the Russell 1000 Value Index and the 15.94% average return of the Russell 3000 Index.

Consumer discretionary stocks lead the benchmark higher

All ten industry sectors of the Russell 1000 Growth Index scored double-digit gains for the period, including four that soared more than 30%. The benchmark’s second-largest sector, consumer discretionary, advanced 40.3% and easily made the biggest contribution to the benchmark’s rise. An improving domestic economy and strengthening consumer confidence were tailwinds

Performance as of October 31, 2013

		Total return	Average annual total return
Large-Cap Growth Fund	Inception date	1 year	5 years		since fund inception
Institutional Class	3/31/2006	33.71%	16.97%		7.36%
Retirement Class	3/31/2006	33.49	16.71		7.09
Retail Class	3/31/2006	33.29	16.62		7.09
Premier Class	9/30/2009	33.68	16.85	*	7.29	*
Russell 1000 Growth Index	—	28.30	17.51		7.59	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.
†	Performance is calculated from the inception date of the Institutional Class.

12	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

for consumer discretionary stocks. Sizable gains from health care stocks (up 41.9%) also made a substantial contribution. Health care issues benefited from the president’s November reelection, which added clarity to the direction of health care policy. Strong contributions from industrials and information technology—the benchmark’s largest sector at period-end—further enhanced index performance. Together, these four sectors constituted 70% of the benchmark’s total market capitalization at the end of the period.

For the twelve months, just one of the benchmark’s five largest stocks recorded gains that exceeded the return of the index. Only Google outperformed; its stock climbed 51.5% as the company expanded its core advertising business within the mobile device market. Microsoft closely tracked the index, rising 27.9%, while Coca-Cola registered just a 9.5% gain. In contrast, IBM (down 6.2%) and Apple (down 10.1%) lagged far behind.

Strong stock selections propel the fund above its benchmark

For the period, the fund outpaced its benchmark by nearly five-and-a-half percentage points, largely because of numerous successful stock choices. The largest contributors included overweight positions in biotechnology companies Gilead Sciences, Celgene and Biogen Idec, which surged 111.9%, 102.4% and 76.7%, respectively. Avoiding IBM and an overweight stake in social media company Facebook, whose shares jumped 137.8%, also helped the fund’s relative performance.

These positive effects were partly offset by other, less favorable stock selections. Chief among these were overweight investments in software provider Red Hat (down 12.0%) and two lagging medical equipment manufacturers: Edwards Lifesciences and Intuitive Surgical. An underweight holding in biotechnology firm Amgen (up 36.8%) detracted as well.

$10,000 invested at fund’s inception

Institutional Class (inception March 31, 2006)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2013

Large-Cap Growth Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13– 10/31/13)
Actual return
Institutional Class	$1,000.00	$1,161.41	$2.51
Retirement Class	1,000.00	1,159.60	3.86
Retail Class	1,000.00	1,159.35	4.52
Premier Class	1,000.00	1,160.65	3.32

5% annual hypothetical return
Institutional Class	1,000.00	1,022.89	2.35
Retirement Class	1,000.00	1,021.63	3.62
Retail Class	1,000.00	1,021.02	4.23
Premier Class	1,000.00	1,022.13	3.11

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.46% for the Institutional Class, 0.71% for the Retirement Class, 0.83% for the Retail Class and 0.61% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	13

Large-Cap Value Fund

Portfolio composition

Sector	% of net assets as of 10/31/2013
Financials	24.4
Energy	15.4
Health care	13.2
Industrials	10.7
Information technology	10.5
Consumer discretionary	8.5
Consumer staples	5.5
Utilities	4.0
Telecommunication services	3.8
Materials	3.3
Short-term investments, other assets & liabilities, net	0.7
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2013
More than $50 billion	45.2
More than $15 billion–$50 billion	21.0
More than $2 billion–$15 billion	31.2
$2 billion or less	2.6
Total	100.0

Performance for the twelve months ended October 31, 2013

The Large-Cap Value Fund returned 31.38% for the Institutional Class, compared with the 28.29% return of its benchmark, the Russell 1000® Value Index. The table below shows returns for all share classes of the fund.

Large-cap value stocks keep pace in a climbing market

The broad U.S. stock market, as measured by the Russell 3000® Index, rose an extraordinary 28.99% for the twelve months ended October 31, 2013. Investors were encouraged by the strengthening U.S. economy: unemployment fell, housing prices climbed, consumer spending increased and the nation’s gross domestic product grew at an estimated annual rate of 2.8% in the third quarter of 2013. At the same time, the Federal Reserve continued its efforts to stimulate the economy by keeping interest rates low.

For the reporting period, large-cap value and growth issues were closely matched, with the latter returning 28.30%. Within the value category, large-cap issues trailed their mid- and small-cap counterparts, which soared 33.45% and 32.83%, respectively. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2013, the Russell 1000 Value Index registered an average annual return of 7.81%, outpacing the 7.70% average gain of the Russell 1000 Growth Index but slightly lagging the 7.92% average return of the Russell 3000 Index.

Financials propel the benchmark higher

For the twelve months, all ten industry sectors of the fund’s benchmark achieved double-digit gains, including six that soared more than 25%. The benchmark’s largest sector, financials, advanced 30.5% and easily made the biggest contribution to the benchmark’s rise. Strong gains from information

Performance as of October 31, 2013

		Total return	Average annual total return
Large-Cap Value Fund	Inception date	1 year	5 years		10 years
Institutional Class	10/1/2002	31.38%	15.98%		8.47%
Retirement Class	10/1/2002	31.06	15.69		8.17
Retail Class	10/1/2002	30.94	15.63		8.22
Premier Class	9/30/2009	31.21	15.84	*	8.40	*
Russell 1000 Value Index	—	28.29	14.06		7.81

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

14	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

technology (up 50.4%), industrials (up 38.1%) and health care (up 30.0%) made substantial contributions as well. Together, these four sectors constituted 60% of the index’s total market capitalization on October 31, 2013.

Amid the rising market, the smaller materials, telecommunications and utilities sectors lagged with returns of 18.6%, 12.0% and 11.1%, respectively.

For the period, only one of the benchmark’s five largest stocks registered gains that exceeded the return of the Russell 1000 Value Index. Johnson & Johnson advanced 35.0%. General Electric climbed 28.3%, matching the benchmark’s return. In contrast, Procter & Gamble (up 20.3%) and Chevron (up 12.5%) posted solid results but failed to keep pace with the benchmark. Exxon Mobil, the index’s largest individual component in terms of market capitalization at period-end, substantially lagged; it returned just 1.0%.

Stock selections lift the fund above its benchmark

For the period, the fund generated a strong absolute return and outpaced its benchmark by more than three percentage points on the strength of numerous successful stock choices. Among the largest positive contributions were overweight positions in Green Mountain Coffee Roasters and electronics retailer Best Buy, both of which recorded triple-digit gains. An underweight investment in lagging energy giant Exxon Mobil and the avoidance of gold producer Newmont Mining, whose stock fell 48.2%, further enhanced results. A favorable nonbenchmark holding in French telecommunications equipment provider Alcatel-Lucent also helped.

Other positions, however, detracted from relative performance. These included overweights in J.C. Penney, international mining company Cliffs Natural Resources and coal and natural gas producer Walter Energy, all of which posted losses for the period. An out-of-benchmark holding in Israeli drug maker Teva trimmed returns slightly as well.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2013

Large-Cap Value Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13– 10/31/13)
Actual return
Institutional Class	$1,000.00	$1,117.07	$2.35
Retirement Class	1,000.00	1,115.57	3.68
Retail Class	1,000.00	1,115.56	4.21
Premier Class	1,000.00	1,116.67	3.15

5% annual hypothetical return
Institutional Class	1,000.00	1,022.99	2.24
Retirement Class	1,000.00	1,021.73	3.52
Retail Class	1,000.00	1,021.22	4.02
Premier Class	1,000.00	1,022.23	3.01

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.44% for the Institutional Class, 0.69% for the Retirement Class, 0.79% for the Retail Class and 0.59% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	15

Mid-Cap Growth Fund

Portfolio composition

Sector	% of net assets as of 10/31/2013
Consumer discretionary	26.7
Information technology	18.9
Industrials	13.7
Health care	13.5
Financials	8.4
Energy	6.2
Consumer staples	4.4
Materials	3.6
Telecommunication services	2.4
Short-term investments, other assets & liabilities, net	2.2
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2013
More than $15 billion–$50 billion	26.7
More than $2 billion–$15 billion	68.4
$2 billion or less	4.9
Total	100.0

Performance for the twelve months ended October 31, 2013

The Mid-Cap Growth Fund returned 34.07% for the Institutional Class, compared with the 33.93% return of its benchmark, the Russell Midcap® Growth Index. The table below shows returns for all share classes of the fund.

Mid-cap growth stocks shine in a rising market

The broad U.S. stock market, as measured by the Russell 3000® Index, rose an extraordinary 28.99% for the twelve months ended October 31, 2013. Investors were encouraged by the strengthening U.S. economy: unemployment fell, housing prices climbed, consumer spending increased and the nation’s gross domestic product grew at an estimated annual rate of 2.8% in the third quarter of 2013. At the same time, the Federal Reserve continued its efforts to stimulate the economy by keeping interest rates low.

For the reporting period, mid-cap growth stocks outperformed the broad market by nearly five percentage points. Within the growth category, mid-cap stocks easily outpaced the 28.30% return of large-cap equities but lagged the 39.84% advance of small-cap issues. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2013, the Russell Midcap Growth Index posted an average annual gain of 9.60%, outpacing the 7.92% average return of the Russell 3000 by more than one-and-a-half percentage points.

Consumer discretionary stocks lead the benchmark’s advance

All ten of the benchmark’s industry sectors registered double-digit gains, and eight rose more than 20%. By far, the largest contribution came from the benchmark’s biggest sector, consumer discretionary, which rose 39.8%. Information technology (up 24.9%), industrials (up 37.0%) and health care (up 36.9%) also made significant contributions to the index’s rise. Together,

Performance as of October 31, 2013

		Total return	Average annual total return
Mid-Cap Growth Fund	Inception date	1 year	5 years		10 years
Institutional Class	10/1/2002	34.07%	20.21%		9.54%
Retirement Class	10/1/2002	33.71	19.91		9.25
Retail Class	10/1/2002	33.64	19.87		9.26
Premier Class	9/30/2009	33.93	20.06	*	9.48	*
Russell Midcap Growth Index	—	33.93	20.32		9.60

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

16	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

these four sectors constituted more than two-thirds of the benchmark’s total market capitalization at period-end. Solid gains from consumer staples and energy also aided the benchmark’s performance.

For the period, four of the five largest stocks in the Russell Midcap Growth Index generated double-digit gains that outpaced the return of the benchmark. Drug developer Actavis led the way with a 79.9% advance, while grocery store chain Kroger, Whole Foods Market and Alexion Pharmaceuticals rose 73.2%, 37.2% and 36.0%, respectively. Wireless infrastructure provider Crown Castle International lagged with a 13.9% return.

Stock selections aid the fund’s relative performance

The fund achieved a strong absolute gain for the period and edged past its benchmark because of several successful stock choices. The biggest contribution came from a nonbenchmark position in retirement plan provider Financial Engines, which gained an impressive 133.5%. Overweight investments in professional networking website LinkedIn, energy infrastructure provider Chicago Bridge & Iron and personal care products distributor Nu Skin Enterprises also enhanced the fund’s relative return.

These positive effects were partly countered by results from unsuccessful selections, including an underweight in Netflix, whose shares soared 307.0%, following a series of better-than-expected quarterly earnings results. Out-of-benchmark holdings in chemical producer Axiall and French alcoholic beverage maker Rémy Cointreau also hurt relative returns, as did an overweight investment in technology company F5 Networks.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2013

Mid-Cap Growth Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13– 10/31/13)
Actual return
Institutional Class	$1,000.00	$1,154.06	$2.55
Retirement Class	1,000.00	1,152.66	3.91
Retail Class	1,000.00	1,152.05	4.34
Premier Class	1,000.00	1,153.31	3.37

5% annual hypothetical return
Institutional Class	1,000.00	1,022.84	2.40
Retirement Class	1,000.00	1,021.58	3.67
Retail Class	1,000.00	1,021.17	4.08
Premier Class	1,000.00	1,022.08	3.16

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.47% for the Institutional Class, 0.72% for the Retirement Class, 0.80% for the Retail Class and 0.62% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	17

Mid-Cap Value Fund

Portfolio composition

Sector	% of net assets as of 10/31/2013
Financials	29.0
Consumer discretionary	11.2
Industrials	11.0
Utilities	10.7
Information technology	10.7
Health care	9.2
Energy	8.5
Materials	5.7
Consumer staples	2.8
Telecommunication services	0.5
Short-term investments, other assets & liabilities, net	0.7
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2013
More than $15 billion–$50 billion	28.1
More than $2 billion–$15 billion	67.7
$2 billion or less	4.2
Total	100.0

Performance for the twelve months ended October 31, 2013

The Mid-Cap Value Fund returned 31.23% for the Institutional Class, compared with the 33.45% return of its benchmark, the Russell Midcap® Value Index. The table below shows returns for all share classes of the fund.

Mid-cap value stocks outpace the broad market

The broad U.S. stock market, as measured by the Russell 3000® Index, rose an extraordinary 28.99% for the twelve months ended October 31, 2013. Investors were encouraged by the strengthening U.S. economy: unemployment fell, housing prices climbed, consumer spending increased and the nation’s gross domestic product grew at an estimated annual rate of 2.8% in the third quarter of 2013. At the same time, the Federal Reserve continued its efforts to stimulate the economy by keeping interest rates low.

For the reporting period, mid-cap value stocks outperformed the broad market by nearly four-and-a-half percentage points. Within the value category, mid-cap stocks outpaced the 32.83% advance of small-cap equities and the 28.29% return of large-cap issues. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2013, the Russell Midcap Value Index posted an average annual gain of 10.62%, easily topping the 7.92% average return of the Russell 3000 over the same period.

Financials lead a broad-based sector advance

For the twelve months, all ten industry sectors of the Russell Midcap Value Index produced double-digit gains, including five that soared more than 40%. The biggest contribution came from the benchmark’s largest sector, financials, which rose 25.9%. Financial stocks benefited from a strengthening economy and improving housing market. Solid advances from information

Performance as of October 31, 2013

		Total return	Average annual total return
Mid-Cap Value Fund	Inception date	1 year	5 years		10 years
Institutional Class	10/1/2002	31.23%	17.28%		10.77%
Retirement Class	10/1/2002	30.87	16.99		10.48
Retail Class	10/1/2002	30.83	16.99		10.53
Premier Class	9/30/2009	31.00	17.13	*	10.70	*
Russell Midcap Value Index	—	33.45	18.85		10.62

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

18	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

technology (up 50.1%), health care (up 49.4%), industrials (up 47.4%) and consumer discretionary (up 41.8%) also significantly contributed to the benchmark’s strong results. Together, these five sectors comprised more than 70% of the index’s total market capitalization on October 31, 2013.

During the period, all of the five largest stocks in the Russell Midcap Value Index scored double-digit gains, and four surpassed the return of the benchmark. Oil and gas exploration firm Noble Energy (up 59.5%) achieved the best results, followed by insurer Cigna (up 51.0%), health care services provider Cardinal Health (up 46.3%) and Sempra Energy (up 34.8%). Real estate investment trust Prologis lagged the benchmark but still generated a 20.0% gain.

The fund generates a strong gain but trails its benchmark

The fund produced an impressive double-digit gain but trailed its benchmark by more than two percentage points largely because of stock choices that did not perform as anticipated. An underweight position in Valero Energy, which jumped 58.2%, was the largest detractor from relative results. An out-of-benchmark investment in Discover Financial Services also constrained the fund’s relative performance, as did avoiding semiconductor maker Cree (up 100.5%), Southwest Airlines (up 96.7%) and financial institution Lincoln National (up 85.8%).

Other holdings, however, bolstered the fund’s relative results. Chief among these was an overweight position in Green Mountain Coffee Roasters, which rose an exceptional 159.8%. Nonbenchmark holdings in surging technology firm Invensys and drugstore chain Rite Aid also helped. Avoiding health care real estate investment trust HCP, whose shares fell 0.9%, benefited the fund’s relative returns as well.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2013

Mid-Cap Value Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13– 10/31/13)
Actual return
Institutional Class	$1,000.00	$1,113.01	$2.34
Retirement Class	1,000.00	1,111.69	3.67
Retail Class	1,000.00	1,111.22	3.94
Premier Class	1,000.00	1,112.27	3.14

5% annual hypothetical return
Institutional Class	1,000.00	1,022.99	2.24
Retirement Class	1,000.00	1,021.73	3.52
Retail Class	1,000.00	1,021.48	3.77
Premier Class	1,000.00	1,022.23	3.01

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.44% for the Institutional Class, 0.69% for the Retirement Class, 0.74% for the Retail Class and 0.59% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	19

Small-Cap Equity Fund

Portfolio composition

Sector	% of net assets as of 10/31/2013
Financials	21.9
Information technology	18.5
Industrials	15.1
Consumer discretionary	12.5
Health care	12.4
Energy	6.2
Materials	5.7
Consumer staples	3.3
Utilities	3.2
Telecommunication services	0.4
Short-term investments, other assets & liabilities, net	0.8
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2013
More than $2 billion–$15 billion	44.4
$2 billion or less	55.6
Total	100.0

Performance for the twelve months ended October 31, 2013

The Small-Cap Equity Fund returned 39.49% for the Institutional Class, compared with the 36.28% return of its benchmark, the Russell 2000® Index. The table below shows returns for all share classes of the fund.

Small caps surge ahead of the broad market

The broad U.S. stock market, as measured by the Russell 3000® Index, rose an extraordinary 28.99% for the twelve months ended October 31, 2013. Investors were encouraged by the strengthening U.S. economy: unemployment fell, housing prices climbed, consumer spending increased and the nation’s gross domestic product grew at an estimated annual rate of 2.8% in the third quarter of 2013. At the same time, the Federal Reserve continued its efforts to stimulate the economy by keeping interest rates low.

For the reporting period, small-cap stocks outpaced the broad U.S. equity market by more than seven percentage points, reflecting investors’ appetite for riskier securities amid signs of an improving economy. Within the small-cap category, growth issues easily outperformed value stocks, 39.84% to 32.83%. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2013, the Russell 2000 Index achieved an average annual gain of 9.03%, easily outpacing the 7.92% average return of the Russell 3000 Index over the same period.

Largest sectors lead the index higher

For the period, all ten of the benchmark’s industry sectors scored double-digit gains, and five jumped more than 40%. The index’s advance was driven, in large part, by strong contributions from its three largest sectors: financials,

Performance as of October 31, 2013

		Total return	Average annual total return
Small-Cap Equity Fund*	Inception date	1 year	5 years		10 years
Institutional Class	10/1/2002	39.49%	17.31%		8.88%
Retirement Class	10/1/2002	39.20	17.02		8.60
Retail Class	10/1/2002	39.04	16.95		8.64
Premier Class	9/30/2009	39.32	17.17	†	8.81	†
Russell 2000 Index	—	36.28	17.04		9.03

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.
†	The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

20	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

information technology and industrials, which gained 28.0%, 42.8% and 43.4%, respectively. Robust results from the sizable consumer discretionary (up 42.0%) and health care (40.4%) sectors further fueled the benchmark’s advance. Together, these five sectors constituted more than four-fifths of the benchmark’s total market capitalization on October 31, 2013.

For the period, the benchmark’s five largest stocks produced robust gains, with two registering triple-digit advances. In descending order of market capitalization at period-end, these issues and their returns were as follows: commercial real estate research provider CoStar Group (up 113.5%), business services provider Athenahealth (up 107.7%), diversified electronics company Acuity Brands (up 56.4%), commercial kitchen equipment maker Middleby (up 82.2%) and Ultimate Software Group (up 52.4%).

Strong stock selections boost the fund’s relative performance

The fund outpaced its benchmark by more than three percentage points on the strength of numerous favorable stock selections. The largest contributions came from overweight positions in two health care issues: drugstore chain Rite Aid and software provider Medidata Solutions, which soared 359.5% and 162.5%, respectively. The fund’s relative returns were also buoyed by overweight holdings in network supplier Infoblox, casino operator Boyd Gaming and credit risk manger Radian Group, whose shares jumped 211.1% for the twelve-month period.

These positive contributors were partly offset by less favorable stock choices. Chief among these were overweight investments in Coeur Mining (down 60.5%), electronics component maker OSI Systems (down 8.1%) and energy supplier Delek U.S. Holdings (up 2.3%).

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2013

Small-Cap Equity Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13– 10/31/13)
Actual return
Institutional Class	$1,000.00	$1,190.02	$2.43
Retirement Class	1,000.00	1,189.63	3.81
Retail Class	1,000.00	1,188.11	4.41
Premier Class	1,000.00	1,189.87	3.26

5% annual hypothetical return
Institutional Class	1,000.00	1,022.99	2.24
Retirement Class	1,000.00	1,021.73	3.52
Retail Class	1,000.00	1,021.17	4.08
Premier Class	1,000.00	1,022.23	3.01

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.44% for the Institutional Class, 0.69% for the Retirement Class, 0.80% for the Retail Class and 0.59% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	21

Social Choice Equity Fund

Portfolio composition

Sector	% of net assets as of 10/31/2013
Financials	20.0
Information technology	15.8
Consumer discretionary	13.3
Health care	10.9
Energy	10.5
Industrials	10.3
Consumer staples	8.1
Materials	4.9
Utilities	4.1
Telecommunication services	1.4
Short-term investments, other assets & liabilities, net	0.7
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2013
More than $50 billion	31.4
More than $15 billion–$50 billion	45.3
More than $2 billion–$15 billion	20.8
$2 billion or less	2.5
Total	100.0

Performance for the twelve months ended October 31, 2013

The Social Choice Equity Fund returned 31.32% for the Institutional Class, compared with the 28.99% return of its benchmark, the Russell 3000® Index. The table below shows returns for all share classes of the fund. The fund uses certain environmental, social and governance criteria, while the benchmark does not.

Stock exclusions enhance the fund’s relative performance

Because of its social criteria, the fund did not invest in a number of stocks included in the Russell 3000 Index. The net effect of avoiding these companies was to help the fund outpace its benchmark by more than two percentage points.

The largest contribution to the fund’s outperformance was the exclusion of Apple, the benchmark’s largest stock in terms of market capitalization at period-end. Apple fell 10.1% during the twelve-month reporting period on concerns about increased competition and slowing growth rates. Relative results were also bolstered by avoiding AT&T, Philip Morris International, Wal-Mart and two energy giants, Exxon Mobil and Chevron, all of which significantly lagged the broad U.S. stock market during the period.

These positive effects were partly offset by the exclusion of biotechnology company Celgene, Boeing and Facebook. In the case of Facebook, its stock rose an extraordinary 137.8% following a series of better-than-expected quarterly earnings results. The exclusion of two other stocks that performed well, Amazon and Bank of America, also hindered relative returns slightly.

Performance as of October 31, 2013

		Total return	Average annual total return
Social Choice Equity Fund	Inception date	1 year	5 years		10 years
Institutional Class	7/1/1999	31.32%	15.75%		7.96%
Retirement Class	10/1/2002	30.99	15.47		7.65
Retail Class	3/31/2006	30.87	15.47		7.81	*
Premier Class	9/30/2009	31.14	15.58	*	7.89	*
Russell 3000 Index	—	28.99	15.94		7.92

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Retail and Premier classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Retail and Premier classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

22	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

Successful stock selections benefit the fund’s results

To compensate for the exclusion of some stocks within the Russell 3000 Index, the fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of the index.

For the period, the fund’s return was aided by overweight investments in a number of well-performing biotechnology and health care stocks. Chief among these were Gilead Sciences (up 111.9%), Biogen Idec (up 76.7%) and Bristol-Myers Squibb (up 63.5%). Health care issues benefited from the president’s November reelection, which added clarity to the direction of health care policy. Overweight positions in Yahoo, Starbucks and Pioneer Natural Resources, all of which easily outperformed the broad U.S. stock market, boosted the fund’s relative performance as well.

These positive contributions more than offset detractions from various other positions, including overweight holdings in two lagging information technology companies: IBM (down 6.2%) and EMC (down 0.6%). Relative returns were also constrained by overweight investments in Ariad Pharmaceuticals and Royal Gold, which fell 44.7%, as muted inflation expectations, an improving economic outlook and a strong rally in the equity markets provided a challenging environment for many precious metal stocks.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2013

Social Choice Equity Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13– 10/31/13)
Actual return
Institutional Class	$1,000.00	$1,117.87	$0.96
Retirement Class	1,000.00	1,116.48	2.29
Retail Class	1,000.00	1,115.60	2.51
Premier Class	1,000.00	1,116.64	1.76

5% annual hypothetical return
Institutional Class	1,000.00	1,024.30	0.92
Retirement Class	1,000.00	1,023.04	2.19
Retail Class	1,000.00	1,022.84	2.40
Premier Class	1,000.00	1,023.54	1.68

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.18% for the Institutional Class, 0.43% for the Retirement Class, 0.47% for the Retail Class and 0.33% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	23

Emerging Markets Equity Fund

Portfolio composition

Sector	% of net assets as of 10/31/2013
Financials	22.2
Information technology	20.4
Consumer discretionary	14.4
Industrials	10.7
Materials	9.9
Energy	9.0
Consumer staples	8.0
Health care	3.1
Utilities	1.6
Telecommunication services	0.6
Short-term investments, other assets & liabilities, net	0.1
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2013
China	15.0
Korea	14.7
Brazil	10.7
Russia	7.5
Taiwan	7.0
Mexico	6.7
India	5.8
Philippines	3.9
Hong Kong	3.5
South Africa	2.6
23 other nations	17.8
Short-term investments	4.8
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2013
More than $50 billion	24.9
More than $15 billion–$50 billion	22.6
More than $2 billion–$15 billion	38.2
$2 billion or less	14.3
Total	100.0

Performance for the twelve months ended October 31, 2013

The Emerging Markets Equity Fund returned 8.18% for the Institutional Class, compared with the 6.53% return of its benchmark, the MSCI Emerging Markets Index. The table below shows returns for all share classes of the fund.

Emerging market stocks lag stronger returns elsewhere

The MSCI Emerging Markets Index registered a solid gain for the twelve-month period, yet it lagged the 26.88% advance of the 22 developed market nations that comprise the MSCI EAFE Index and the 28.99% gain of the broad U.S. stock market, as measured by the Russell 3000® Index. Investors favored developed market equities during the period because developed economies were generally improving while many of the major emerging economies were experiencing slowing growth.

After rising 7.69% in the first three months of the period, emerging market equities tumbled 11.41% from February through August, in part because of investor concerns about slowing growth rates in China and worries that the Federal Reserve might begin to taper its long-term bond purchases sooner than expected. Aided by improving Chinese economic data and news that the Fed would continue its accommodative policies, emerging market stocks rebounded sharply in September and October, gaining 11.68% for the last two months of the reporting period.

For the twelve months, a rising dollar lowered the return of the MSCI Emerging Markets Index for U.S. investors. In terms of local currencies, the index gained 10.36%.

Gains in Taiwan and Korea drive the index higher

For the period, Taiwan and Korea rose 18.1% and 12.7%, respectively, and made the largest contributions to the benchmark’s return. The strength in Taiwanese stocks was due, in part, to policymakers’ efforts to boost capital flows between Taiwan and China. Korean equities benefited from a resurgence

Performance as of October 31, 2013

		Total return	Average annual total return
Emerging Markets Equity Fund*	Inception date	1 year	since inception
Institutional Class	8/31/2010	8.18%	4.21%
Retirement Class	8/31/2010	7.91	3.93
Retail Class	8/31/2010	7.74	3.78
Premier Class	8/31/2010	7.96	4.06
MSCI Emerging Markets Index	—	6.53	4.61	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.
†	Performance is calculated from the inception date of the Institutional Class.

24	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

in foreign investment that occurred during the last few months of the period. A solid 9.3% return from China—the largest country component of the index in terms of market capitalization at period-end also—helped. (All returns are in U.S. dollars.)

These gains more than offset a decline in the sizable Brazilian market (down 1.5%), as well as double-digit losses in Chile and Indonesia.

Stock choices boost the fund’s relative results

In a volatile market environment for emerging market equities, the fund outperformed its benchmark by more than one-and-a-half percentage points, largely on the strength of favorable stock selections. Chief among these were nonbenchmark investments in resorts operator Sands China and Hong Kong’s Melco Crown Entertainment. Overweight positions in Russian food retailer Magnit and Chinese Internet provider Tencent Holdings also enhanced relative performance.

These positive effects were partly offset by less successful results from other positions. These included out-of-benchmark investments in Chilean retailer Empresas La Polar and Chinese semiconductor company Spreadtrum Communications.

The fund’s returns may sometimes diverge from the returns of its benchmark index more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes, are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception August 31, 2010)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2013

Emerging Markets Equity Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13– 10/31/13)
Actual return
Institutional Class	$1,000.00	$985.01	$4.70
Retirement Class	1,000.00	983.20	6.00
Retail Class	1,000.00	982.32	6.70
Premier Class	1,000.00	984.13	5.50

5% annual hypothetical return
Institutional Class	1,000.00	1,020.47	4.79
Retirement Class	1,000.00	1,019.16	6.11
Retail Class	1,000.00	1,018.45	6.82
Premier Class	1,000.00	1,019.66	5.60

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.94% for the Institutional Class, 1.20% for the Retirement Class, 1.34% for the Retail Class and 1.10% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	25

Enhanced International Equity Index Fund

Portfolio composition

Sector	% of net assets as of 10/31/2013
Financials	27.0
Industrials	12.0
Consumer discretionary	11.7
Consumer staples	10.5
Health care	9.6
Materials	8.2
Energy	6.9
Telecommunication services	5.2
Information technology	4.2
Utilities	3.7
Short-term investments, other assets & liabilities, net	1.0
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2013
Japan	20.3
United Kingdom	20.2
France	9.5
Switzerland	8.5
Germany	8.3
Australia	8.0
Netherlands	3.9
Sweden	3.3
Spain	3.0
Hong Kong	2.5
14 other nations	10.6
Short-term investments	1.9
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2013
More than $50 billion	41.9
More than $15 billion–$50 billion	33.8
More than $2 billion–$15 billion	24.3
Total	100.0

Performance for the twelve months ended October 31, 2013

The Enhanced International Equity Index Fund returned 28.75%, compared with the 26.88% return of its benchmark, the MSCI EAFE Index.

Upbeat economic news boosts foreign stock returns

For the first time since 2009, the MSCI EAFE Index produced a double-digit gain for the twelve-month period ended October 31. During the current period, investors were encouraged by signs of strengthening in the U.S. economy, indications that Europe was emerging from its deep recession and by Japan’s recent efforts to stimulate its economy.

At the same time, slowing growth in China, fiscal showdowns in Washington and the possibility that the Federal Reserve might taper its accommodative policies intermittently weighed on the index. The EAFE, which measures stock performance in 22 developed market nations outside North America, retreated in four of the period’s twelve months.

In terms of local currencies, the EAFE soared 31.04%, as a stronger dollar versus the yen reduced its return for U.S. investors. (The dollar was weaker against the euro and flat against the pound.)

For the twelve months, the EAFE trailed the 28.99% return of the broad U.S. stock market, as measured by the Russell 3000® Index. For the five years ended October 31, 2013, the EAFE’s 11.99% average annual gain lagged the Russell 3000’s 15.94% return.

Broad-based gains push the benchmark higher

For the period, all but two of the EAFE’s country components registered double-digit advances, and only one—Israel—lost ground. (Returns are in U.S. dollars.) Japanese stocks, the largest segment of the index in terms of market capitalization at period-end, climbed 34.0%. Strong contributions also came from France (up 33.8%), Switzerland (up 31.1%), Germany (up 30.9%) and Great Britain (up 20.4%).

Performance as of October 31, 2013

		Total return	Average annual total return
Enhanced International Equity Index Fund*	Inception date	1 year	5 years	since inception
Institutional Class	11/30/2007	28.75%	12.35%	–0.49%
MSCI EAFE Index	—	26.88	11.99	–0.47	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.
†	Performance is calculated from the inception date of the Institutional Class.

26	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

The fund outpaces its benchmark

The fund’s enhanced indexing strategy uses quantitative (mathematical) modeling techniques to construct a portfolio that resembles the risk characteristics of the fund’s benchmark index, while seeking to outperform that index. In terms of portfolio holdings, the fund diverges from its benchmark more than a fund that uses a pure indexing strategy.

During the period, stock selections using the enhanced indexing methodology produced mixed results, but the net effect was to enable the fund to outperform the MSCI EAFE Index. Positive contributors included overweight holdings in three financial firms: Spain’s Bankia, France’s Axa and Japan’s Sumitomo Mitsu Financial Group. Overweights in French automaker Renault and German automotive supplier Continental also boosted returns.

These positive effects were partly countered by overweight holdings in Australian mining giant BHP Billiton and Norwegian agricultural supplier Yara International. Underweights in Japanese telecommunications company SoftBank and German automaker Daimler reduced relative results as well.

The fund’s returns may sometimes diverge from the returns of its benchmark index more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception November 30, 2007)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

Expense example

Six months ended October 31, 2013

Enhanced International Equity Index Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13– 10/31/13)
Actual return
Institutional Class	$1,000.00	$1,084.83	$2.31

5% annual hypothetical return
Institutional Class	1,000.00	1,022.99	2.24

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.44% for the Institutional Class. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	27

Global Natural Resources Fund

Portfolio composition

Sector	% of net assets as of 10/31/2013
Materials	60.0
Energy	32.1
Consumer staples	6.4
Consumer discretionary	0.8
Short-term investments, other assets & liabilities, net	0.7
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2013
United States	42.2
United Kingdom	10.0
Canada	7.5
Australia	6.9
Switzerland	5.8
Japan	1.8
Finland	1.5
France	1.4
Mexico	1.3
South Africa	1.3
17 other nations	12.4
Short-term investments	7.9
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2013
More than $50 billion	34.5
More than $15 billion–$50 billion	25.4
More than $2 billion–$15 billion	37.6
$2 billion or less	2.5
Total	100.0

Performance for the twelve months ended October 31, 2013

The Global Natural Resources Fund returned –0.05% for the Institutional Class, compared with the 0.57% return of its benchmark, the MSCI All Country World Commodity Producers Sector Capped Index. The table below shows returns for all share classes of the fund.

Global commodity stocks fall short of strong gains elsewhere

During the twelve-month reporting period, the MSCI All Country World Commodity Producers Sector Capped Index, which is equally weighted among the energy, metals and agriculture sectors, lagged the 23.29% return of the broader MSCI All Country World Index.

During the first half of the reporting period, metals and mining stocks came under pressure, as concerns about slowing economic growth in China led to fears of potential oversupply. The possibility that the Federal Reserve might begin tapering its accommodative policies also hurt investor sentiment towards commodities. Economic data from China improved somewhat during the second half of the period, which led to a rebound in mining stocks, although the sector still remained largely out of favor with investors.

The energy sector performed relatively well versus the overall benchmark after previously lagging. Energy stocks were supported by high crude oil prices as well as by rising oil and gas production in the United States. Agriculture stocks were negatively affected by dropping grain prices after a jump in crop production in the United States, following last year’s drought.

For the period, a rising dollar lowered the return of the MSCI commodity producers index for U.S. investors. In terms of local currencies, the index gained 2.59%.

Performance as of October 31, 2013

		Total return	Average annual total return
Global Natural Resources Fund*	Inception date	1 Year	since inception
Institutional Class	11/1/2011	–0.05%	1.02%
Retirement Class	11/1/2011	–0.28	0.79
Retail Class	11/1/2011	–0.49	0.57
Premier Class	11/1/2011	–0.16	0.86
MSCI All Country World Commodity Producers Sector Capped Index	—	0.57	0.86	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.
†	Performance is calculated from the inception date of the Institutional Class.

28	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

Stock selections trim the fund’s relative return

In a challenging market environment, the fund lagged its benchmark index. Investor concerns regarding the timing of the Fed’s tapering activities resulted in rising yields. This hurt gold and silver prices, despite strong demand for gold from China. At the same time, gold funds witnessed strong redemptions, which further hurt the stocks of gold and silver miners, including the fund’s investments in Canada’s Detour Gold and Mexico’s Fresnillo. The fund was also negatively affected by a position in Archer Daniels Midland. Metallurgical coal prices were hampered by strong production in Australia and a rebound in Chinese production. This hurt the fund’s holdings in coal producer Walter Energy.

The fund benefited from its investments in several U.S. energy producers, including Pioneer Natural Resources and Continental Resources, both of which reported strong results and impressed the market with their oil growth potential. Another positive contributor was Oasis Petroleum, whose production results beat market expectations. The fund also was helped by its position in Packaging Corporation of America, which benefited from a recovery in containerboard prices.

The fund’s returns may sometimes diverge from the returns of its benchmark index more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustment or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception November 1, 2011)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2013

Global Natural Resources Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13– 10/31/13)
Actual return
Institutional Class	$1,000.00	$1,014.21	$3.71
Retirement Class	1,000.00	1,013.21	5.02
Retail Class	1,000.00	1,011.19	5.78
Premier Class	1,000.00	1,013.21	4.52

5% annual hypothetical return
Institutional Class	1,000.00	1,021.53	3.72
Retirement Class	1,000.00	1,020.21	5.04
Retail Class	1,000.00	1,019.46	5.80
Premier Class	1,000.00	1,020.72	4.53

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.73% for the Institutional Class, 0.99% for the Retirement Class, 1.14% for the Retail Class and 0.89% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	29

International Equity Fund

Portfolio composition

Sector	% of net assets as of 10/31/2013
Consumer discretionary	23.8
Industrials	22.8
Financials	18.6
Consumer staples	9.8
Health care	7.0
Information technology	6.5
Materials	6.1
Telecommunication services	1.1
Utilities	0.7
Energy	0.2
Short-term investments, other assets & liabilities, net	3.4
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2013
United Kingdom	24.2
France	19.6
Japan	12.0
Germany	9.8
Switzerland	7.9
Sweden	4.8
Greece	4.7
India	4.3
Netherlands	2.3
Spain	2.2
5 other nations	3.2
Short-term investments	5.0
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2013
More than $50 billion	20.6
More than $15 billion–$50 billion	22.4
More than $2 billion–$15 billion	54.9
$2 billion or less	2.1
Total	100.0

Performance for the twelve months ended October 31, 2013

The International Equity Fund returned 29.29% for the Institutional Class, compared with the 26.88% return of its benchmark, the MSCI EAFE Index. The table below shows returns for all share classes of the fund.

Upbeat economic news boosts foreign stock returns

For the first time since 2009, the MSCI EAFE Index produced a double-digit gain for the twelve-month period ended October 31. During the current period, investors were encouraged by signs of strengthening in the U.S. economy, indications that Europe was emerging from its deep recession and by Japan’s recent efforts to stimulate its economy.

At the same time, slowing growth in China, fiscal showdowns in Washington and the possibility that the Federal Reserve might taper its accommodative policies intermittently weighed on the index. The EAFE, which measures stock performance in 22 developed market nations outside North America, retreated in four of the period’s twelve months.

In terms of local currencies, the EAFE soared 31.04%, as a stronger dollar versus the yen reduced its return for U.S. investors. (The dollar was weaker against the euro and flat against the pound.)

Despite its strong showing for the twelve months, the EAFE’s return, in dollars, trailed the 28.99% advance of the broad U.S. stock market, as measured by the Russell 3000® Index. However, for the ten years ended October 31, 2013, the EAFE’s 7.71% average annual return only slightly lagged the 7.92% average return of the Russell 3000.

Performance as of October 31, 2013

		Total return	Average annual total return
International Equity Fund*	Inception date	1 year	5 years		10 years
Institutional Class	7/1/1999	29.29%	13.99%		8.26%
Retirement Class	10/1/2002	28.97	13.69		7.85
Retail Class	3/31/2006	28.75	13.64		8.30	†
Premier Class	9/30/2009	28.96	13.83	†	8.18	†
MSCI EAFE Index	—	26.88	11.99		7.71

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.
†	The performance shown for the Retail and Premier classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Retail and Premier classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

30	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

Broad-based gains push the benchmark higher

For the period, all but two of the EAFE’s country components registered double-digit advances, and only one—Israel—lost ground. (Returns are in U.S. dollars.) Japanese stocks, the largest segment of the index in terms of market capitalization at period-end, climbed 34.0%. Significant contributions also came from France (up 33.8%), Switzerland (up 31.1%), Germany (up 30.9%) and Great Britain (up 20.4%).

The fund tops its benchmark on strong security selections

For the twelve months, the fund outperformed its benchmark by almost two-and-a-half percentage points because of advantageous stock choices. These included overweight positions in Britain’s Lloyds Banking Group and French automaker Renault. Overweights in two Swiss companies—chemical maker Clariant and Adecco, an employment agency—also boosted the fund’s results.

These positive effects were partly offset by unsuccessful selections, such as overweight holdings in German chemical producer Lanxess and India’s HDFC Bank. Also detracting were overweights in two British firms: cruise ship operator Carnival and Britain’s Tate & Lyle, the producer of sugar substitute Splenda.

The fund’s returns may sometimes diverge from the returns of its benchmark index more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 over 10 years
Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2013

International Equity Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13– 10/31/13)
Actual return
Institutional Class	$1,000.00	$1,130.78	$2.74
Retirement Class	1,000.00	1,128.57	4.08
Retail Class	1,000.00	1,128.76	4.67
Premier Class	1,000.00	1,129.06	3.54

5% annual hypothetical return
Institutional Class	1,000.00	1,022.63	2.60
Retirement Class	1,000.00	1,021.37	3.87
Retail Class	1,000.00	1,020.82	4.43
Premier Class	1,000.00	1,021.88	3.36

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.51% for the Institutional Class, 0.76% for the Retirement Class, 0.87% for the Retail Class and 0.66% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	31

International Opportunities Fund

Portfolio composition

Sector	% of net assets as of 10/31/2013
Consumer discretionary	23.4
Financials	22.3
Industrials	14.4
Information technology	12.1
Health care	8.6
Consumer staples	7.1
Energy	5.9
Materials	5.6
Short-term investments, other assets & liabilities, net	0.6
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2013
United Kingdom	16.6
Japan	13.0
Netherlands	4.8
Canada	4.7
Sweden	4.1
France	4.0
Germany	3.8
Italy	3.7
Switzerland	3.5
Australia	3.3
24 other nations	32.3
Short-term investments	6.2
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2013
More than $50 billion	26.9
More than $15 billion–$50 billion	16.6
More than $2 billion–$15 billion	43.9
$2 billion or less	12.6
Total	100.0

Performance for the period ended October 31, 2013

The International Opportunities Fund was introduced on April 12, 2013. From that date through October 31, 2013, the fund returned 8.80% for the Institutional Class, compared with the 9.23% return of its benchmark, the MSCI All Country World ex USA Index. The table below shows returns for all share classes of the fund.

Foreign stocks gain amid heightened volatility

The MSCI All Country World ex USA Index, which tracks stock performance in 44 developed and emerging market nations, advanced for the period, but the road was bumpy. Investors were encouraged by the strengthening U.S. economy, Europe’s slow emergence from deep recession and Japan’s recent efforts to stimulate its economy. But slowing growth in China and the possibility that the Federal Reserve might taper its accommodative monetary policies were cause for concern.

In May and June, the Fed announced that it was considering a reduction in its stimulus measures, and stocks, including foreign issues, sold off. Shares bounced back in July on strong U.S. economic data and positive statements from the European and British central banks. In August, foreign stocks declined again, when investor jitters about the Fed’s direction resurfaced, but they rallied in September and October following the central bank’s decision to maintain its current policies.

Foreign currency valuations were not a significant factor in the benchmark’s return for U.S. investors. For the period, the MSCI All Country World ex USA Index gained 9.15% in local currencies, versus 9.23% in dollars.

Emerging market losses limit the benchmark’s rise

For the period, the benchmark’s advance was driven by double-digit gains in most European national markets. The biggest contribution came from Great Britain, the index’s largest country component based on market capitalization

Performance as of October 31, 2013

		Total return
International Opportunities Fund*	Inception date	since inception
Institutional Class	4/12/2013	8.80%
Retirement Class	4/12/2013	8.70
Retail Class	4/12/2013	8.60
Premier Class	4/12/2013	8.70
MSCI All Country World ex USA Index	—	9.23	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.
†	Performance is calculated from the inception date of the Institutional Class.

32	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

at period-end. It returned 12.5%. Solid gains from Spain (up 30.5%), France (up 21.0%) and Germany (up 20.7%) also boosted the benchmark’s results. (Returns are in U.S. dollars.)

However, substantial losses from several emerging market nations limited the index’s rise. The largest detractors were Indonesia (down 22.0%), Mexico (down 10.9%) and Turkey (down 17.1%).

The fund trails its benchmark index

For the period, the fund lagged its benchmark because of unfavorable stock selections. These included overweight investments in Brazilian investment bank BTG Pactual Participations, Norwegian oilfield services provider Petroleum Geo-Services, Japanese eyewear company Jin Co and Polish wholesale food distributor Eurocash.

These negative effects were partly offset by other, successful holdings, such as overweights in Italian Internet retailer Yoox, British retailer Sports Direct and Japan’s Fuji Heavy Industries, manufacturer of Subaru automobiles.

The fund’s returns may sometimes diverge from the returns of its benchmark index more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception April 12, 2013)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2013

International Opportunities Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13– 10/31/13)
Actual return
Institutional Class	$1,000.00	$1,068.76	$3.65
Retirement Class	1,000.00	1,068.83	4.95
Retail Class	1,000.00	1,067.85	5.21
Premier Class	1,000.00	1,067.78	4.43

5% annual hypothetical return
Institutional Class	1,000.00	1,021.68	3.57
Retirement Class	1,000.00	1,020.42	4.84
Retail Class	1,000.00	1,020.16	5.09
Premier Class	1,000.00	1,020.92	4.33

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.70% for the Institutional Class, 0.95% for the Retirement Class, 1.00% for the Retail Class and 0.85% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	33

Summary portfolio of investments

Enhanced Large-Cap Growth Index Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$9,950,702	0.7%
BANKS			6,184,500	0.4
CAPITAL GOODS
195,725		Boeing Co	25,542,113	1.7
230,980		Honeywell International, Inc	20,032,895	1.4
119,618		Rockwell Automation, Inc	13,207,023	0.9
		Other	84,792,379	5.8
			143,574,410	9.8
COMMERCIAL & PROFESSIONAL SERVICES
93,927	*	Stericycle, Inc	10,914,317	0.7
		Other	16,811,966	1.2
			27,726,283	1.9
CONSUMER DURABLES & APPAREL
273,932		Coach, Inc	13,882,874	1.0
171,175		Hanesbrands, Inc	11,660,441	0.8
673,121		Pulte Homes, Inc	11,880,586	0.8
		Other	7,613,880	0.5
			45,037,781	3.1
CONSUMER SERVICES
21,631	*	Chipotle Mexican Grill, Inc (Class A)	11,398,888	0.8
163,438		Starbucks Corp	13,246,650	0.9
196,701		Wyndham Worldwide Corp	13,060,946	0.9
		Other	19,288,551	1.3
			56,995,035	3.9
DIVERSIFIED FINANCIALS
66,436	*	Affiliated Managers Group, Inc	13,117,124	0.9
197,476		Moody’s Corp	13,953,654	0.9
		Other	10,395,359	0.7
			37,466,137	2.5
ENERGY
385,234		Cabot Oil & Gas Corp	13,606,465	0.9
72,760		Pioneer Natural Resources Co	14,899,793	1.0
311,079		Schlumberger Ltd	29,154,324	2.0
		Other	9,146,057	0.6
			66,806,639	4.5
FOOD & STAPLES RETAILING			17,414,409	1.2
FOOD, BEVERAGE & TOBACCO
632,434		Altria Group, Inc	23,545,518	1.6
564,386		Coca-Cola Co	22,332,754	1.5
141,042		Hershey Co	13,997,008	1.0
308,642		Kraft Foods Group, Inc	16,783,952	1.1
145,122		Mead Johnson Nutrition Co	11,850,663	0.8
196,471		PepsiCo, Inc	16,521,246	1.1
228,243		Philip Morris International, Inc	20,341,016	1.4
		Other	11,039,319	0.8
			136,411,476	9.3
Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES
99,660		Bard (C.R.), Inc	$13,575,685	0.9%
303,226	*	Express Scripts Holding Co	18,957,690	1.3
		Other	1,426,446	0.1
			33,959,821	2.3
HOUSEHOLD & PERSONAL PRODUCTS			9,403,549	0.6
INSURANCE			7,149,867	0.5
MATERIALS
167,056		Monsanto Co	17,520,833	1.2
74,948		Sherwin-Williams Co	14,090,224	0.9
		Other	39,677,796	2.8
			71,288,853	4.9
MEDIA
386,108		Comcast Corp (Class A)	18,371,019	1.3
		Other	46,032,827	3.1
			64,403,846	4.4
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
486,153		AbbVie, Inc	23,554,113	1.6
171,672		Allergan, Inc	15,555,200	1.1
122,967		Amgen, Inc	14,264,172	1.0
85,296	*	Biogen Idec, Inc	20,828,430	1.4
277,452		Bristol-Myers Squibb Co	14,571,779	1.0
119,859	*	Celgene Corp	17,797,863	1.2
308,659	*	Gilead Sciences, Inc	21,911,703	1.5
		Other	30,006,304	2.0
			158,489,564	10.8
REAL ESTATE
86,692		Simon Property Group, Inc	13,398,249	0.9
		Other	12,182,111	0.8
			25,580,360	1.7
RETAILING
387,015		Home Depot, Inc	30,144,598	2.0
19,276	*	Priceline.com, Inc	20,313,627	1.4
		Other	57,637,691	3.9
			108,095,916	7.3
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
332,160		Linear Technology Corp	13,665,062	0.9
		Other	21,691,617	1.5
			35,356,679	2.4
SOFTWARE & SERVICES
259,414		Accenture plc	19,066,929	1.3
57,555	*,e	Alliance Data Systems Corp	13,643,988	0.9
48,589	*	Google, Inc (Class A)	50,074,852	3.4
181,809		International Business Machines Corp	32,581,991	2.2
34,675		Mastercard, Inc (Class A)	24,865,442	1.7
1,443,707		Microsoft Corp	51,035,042	3.5
481,501		Oracle Corp	16,130,284	1.1
		Other	59,446,064	4.0
			266,844,592	18.1

34	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Enhanced Large-Cap Growth Index Fund ■ October 31, 2013

Shares		Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
99,674		Apple, Inc	$52,064,714	3.6%
349,755		NetApp, Inc	13,573,991	0.9
		Other	11,738,029	0.8
			77,376,734	5.3
TELECOMMUNICATION SERVICES
681,940		Verizon Communications, Inc	34,444,789	2.3
			34,444,789	2.3
TRANSPORTATION
224,526		United Parcel Service, Inc (Class B)	22,057,434	1.5
		Other	4,394,356	0.3
			26,451,790	1.8
		TOTAL COMMON STOCKS (Cost $1,138,775,445)	1,466,413,732	99.7
SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
30,380,888	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	30,380,888	2.1
			30,380,888	2.1
		TOTAL SHORT-TERM INVESTMENTS (Cost $30,380,888)	30,380,888	2.1
		TOTAL PORTFOLIO (Cost $1,169,156,333)	1,496,794,620	101.8
		OTHER ASSETS & LIABILITIES, NET	(25,704,108)	(1.8)
		NET ASSETS	$1,471,090,512	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan, including those in “Other,” is $29,560,086.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	35

Summary portfolio of investments

Enhanced Large-Cap Value Index Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
388,800		Ford Motor Co	$6,652,368	0.5%
167,500	*	General Motors Co	6,189,125	0.4
		Other	10,590,820	0.8
			23,432,313	1.7
BANKS
903,180		Wells Fargo & Co	38,556,754	2.7
		Other	29,195,887	2.1
			67,752,641	4.8
CAPITAL GOODS
49,890		Cummins, Inc	6,337,028	0.4
112,800		Eaton Corp	7,959,168	0.6
1,179,274		General Electric Co	30,826,222	2.2
57,500		Northrop Grumman Corp	6,181,825	0.4
		Other	70,992,342	5.0
			122,296,585	8.6
COMMERCIAL & PROFESSIONAL SERVICES			7,625,489	0.5
CONSUMER DURABLES & APPAREL			18,220,251	1.3
CONSUMER SERVICES			14,562,751	1.0
DIVERSIFIED FINANCIALS
1,187,750		Bank of America Corp	16,580,990	1.2
542,000		Citigroup, Inc	26,438,760	1.9
141,911		Discover Financial Services	7,362,343	0.5
101,300		Goldman Sachs Group, Inc	16,295,118	1.2
718,889		JPMorgan Chase & Co	37,051,539	2.6
206,000		PowerShares QQQ Trust Series	17,054,740	1.2
44,000		SPDR Dow Jones Industrial Average ETF Trust	6,832,760	0.5
110,880		State Street Corp	7,769,361	0.5
		Other	24,492,004	1.7
			159,877,615	11.3
ENERGY
107,750		Anadarko Petroleum Corp	10,267,498	0.7
272,275		Chevron Corp	32,662,109	2.3
142,000		ConocoPhillips	10,408,600	0.7
574,750		Exxon Mobil Corp	51,509,095	3.6
81,811		Hess Corp	6,643,053	0.5
218,800		Marathon Oil Corp	7,714,888	0.6
78,800	z	Noble Energy, Inc	5,904,484	0.4
102,750		Occidental Petroleum Corp	9,872,220	0.7
128,891		Phillips 66	8,304,447	0.6
		Other	45,097,148	3.2
			188,383,542	13.3
FOOD & STAPLES RETAILING			6,158,880	0.4
FOOD, BEVERAGE & TOBACCO
147,540		Archer Daniels Midland Co	6,034,386	0.4
		Other	24,146,980	1.7
			30,181,366	2.1
Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES
428,380		Abbott Laboratories	$15,657,289	1.1%
80,000		Cigna Corp	6,158,400	0.5
93,800		Covidien plc	6,013,518	0.4
117,500		Medtronic, Inc	6,744,500	0.5
70,380		WellPoint, Inc	5,968,224	0.4
		Other	28,242,063	2.0
			68,783,994	4.9
HOUSEHOLD & PERSONAL PRODUCTS
264,242		Procter & Gamble Co	21,337,541	1.5
		Other	5,836,056	0.4
			27,173,597	1.9
INSURANCE
111,380		Allstate Corp	5,909,823	0.4
230,230		American International Group, Inc	11,891,380	0.8
187,775	*	Berkshire Hathaway, Inc (Class B)	21,609,147	1.5
96,390		Prudential Financial, Inc	7,845,182	0.6
		Other	61,874,346	4.4
			109,129,878	7.7
MATERIALS
28,380		CF Industries Holdings, Inc	6,118,728	0.4
		Other	43,189,127	3.1
			49,307,855	3.5
MEDIA
237,750		Walt Disney Co	16,307,273	1.2
		Other	31,343,131	2.2
			47,650,404	3.4
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
302,424		Johnson & Johnson	28,007,487	2.0
269,942		Merck & Co, Inc	12,171,685	0.9
1,213,380		Pfizer, Inc	37,226,498	2.6
83,900		Thermo Electron Corp	8,203,742	0.6
		Other	24,453,064	1.7
			110,062,476	7.8
REAL ESTATE
41,990		Public Storage, Inc	7,011,070	0.5
		Other	38,712,748	2.7
			45,723,818	3.2
RETAILING			37,761,667	2.7
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
435,750		Intel Corp	10,645,372	0.8
		Other	17,460,521	1.2
			28,105,893	2.0
SOFTWARE & SERVICES			39,455,508	2.8
TECHNOLOGY HARDWARE & EQUIPMENT
28,750		Apple, Inc	15,017,563	1.0
873,800		Cisco Systems, Inc	19,660,500	1.4
		Other	43,524,114	3.1
			78,202,177	5.5

36	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Enhanced Large-Cap Value Index Fund ■ October 31, 2013

Shares		Company	Value	% of net assets
TELECOMMUNICATION SERVICES
627,500		AT&T, Inc	$22,715,500	1.6%
		Other	10,523,562	0.8
			33,239,062	2.4
TRANSPORTATION
60,000		FedEx Corp	7,860,000	0.6
		Other	16,217,780	1.0
			24,077,780	1.6
UTILITIES
81,800		NextEra Energy, Inc	6,932,550	0.5
68,800		Sempra Energy	6,270,432	0.4
		Other	58,850,999	4.2
			72,053,981	5.1
		TOTAL COMMON STOCKS (Cost $1,040,638,346)	1,409,219,523	99.5
SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
22,983,731	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	22,983,731	1.6
			22,983,731	1.6
		TOTAL SHORT-TERM INVESTMENTS (Cost $22,983,731)	22,983,731	1.6
		TOTAL PORTFOLIO (Cost $1,063,622,077)	1,432,203,254	101.1
		OTHER ASSETS & LIABILITIES, NET	(16,570,380)	(1.1)
		NET ASSETS	$1,415,632,874	100.0%

Abbreviation(s):

ETF — Exchange Traded Funds

SPDR — Standard & Poor’s Depositary Receipts

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
z	All or a portion of these securities have been segregated to cover margin requirements on open written options contracts.

The aggregate value of securities on loan is $22,548,337.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	37

Summary portfolio of investments

Growth & Income Fund  ■  October 31, 2013

Shares	Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
440,032	Delphi Automotive plc	$25,169,830	0.6%
493,666	Johnson Controls, Inc	22,782,686	0.6
		47,952,516	1.2
BANKS
1,084,840	Wells Fargo & Co	46,311,819	1.2
	Other	51,924,466	1.3
		98,236,285	2.5
CAPITAL GOODS
176,046	Boeing Co	22,974,003	0.6
387,566	Eaton Corp	27,346,657	0.7
4,041,986	General Electric Co	105,657,514	2.7
579,508	Honeywell International, Inc	50,260,729	1.3
207,059	Roper Industries, Inc	26,257,152	0.6
	Other	55,027,833	1.4
		287,523,888	7.3
COMMERCIAL & PROFESSIONAL SERVICES		14,896,750	0.4
CONSUMER DURABLES & APPAREL		131,387,864	3.3
CONSUMER SERVICES
324,424	Las Vegas Sands Corp	22,781,053	0.6
	Other	45,108,988	1.1
		67,890,041	1.7
DIVERSIFIED FINANCIALS
4,065,275	Bank of America Corp	56,751,239	1.4
1,283,588	Citigroup, Inc	62,613,422	1.6
674,961	Discover Financial Services	35,016,977	0.9
499,287	JPMorgan Chase & Co	25,733,252	0.6
926,605	Morgan Stanley	26,621,362	0.7
	Other	66,428,412	1.7
		273,164,664	6.9
ENERGY
410,383	Anadarko Petroleum Corp	39,105,396	1.0
660,579	Chevron Corp	79,243,057	2.0
225,612	EOG Resources, Inc	40,249,181	1.0
805,368	Halliburton Co	42,708,665	1.1
612,584	Schlumberger Ltd	57,411,372	1.4
	Other	113,590,334	2.9
		372,308,005	9.4
FOOD & STAPLES RETAILING		36,104,638	0.9
FOOD, BEVERAGE & TOBACCO
1,060,171	Altria Group, Inc	39,470,166	1.0
362,253	Hershey Co	35,949,988	0.9
751,278	PepsiCo, Inc	63,174,967	1.6
	Other	103,552,332	2.6
		242,147,453	6.1
Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES
606,915		Aetna, Inc	$38,053,570	1.0%
379,906		Zimmer Holdings, Inc	33,230,378	0.8
		Other	45,165,176	1.1
			116,449,124	2.9
HOUSEHOLD & PERSONAL PRODUCTS
475,593		Procter & Gamble Co	38,404,135	1.0
		Other	56,029,258	1.4
			94,433,393	2.4
INSURANCE
370,078		ACE Ltd	35,320,244	0.9
868,784		Hartford Financial Services Group, Inc	29,278,021	0.7
592,720		Metlife, Inc	28,041,583	0.7
		Other	29,699,395	0.8
			122,339,243	3.1
MATERIALS
130,183		PPG Industries, Inc	23,768,812	0.6
		Other	124,281,406	3.1
			148,050,218	3.7
MEDIA
503,651		CBS Corp (Class B)	29,785,920	0.8
1,238,551		Comcast Corp (Class A)	58,930,257	1.5
423,752		Viacom, Inc (Class B)	35,294,304	0.9
		Other	47,852,961	1.2
			171,863,442	4.4
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
174,737	*	Actavis plc	27,010,846	0.7
685,285		Bristol-Myers Squibb Co	35,991,168	0.9
930,246	*	Gilead Sciences, Inc	66,038,164	1.7
1,063,289		Johnson & Johnson	98,471,194	2.5
1,069,150		Pfizer, Inc	32,801,522	0.8
		Other	264,691,521	6.7
			525,004,415	13.3
REAL ESTATE			11,760,543	0.3
RETAILING
138,236	*,z	Amazon.com, Inc	50,322,051	1.3
701,002		Home Depot, Inc	54,601,046	1.4
526,027		TJX Companies, Inc	31,977,181	0.8
		Other	129,236,506	3.2
			266,136,784	6.7
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			86,278,300	2.2
SOFTWARE & SERVICES
105,657	*,e	Alliance Data Systems Corp	25,047,048	0.6
87,008	*	Google, Inc (Class A)	89,668,705	2.3
2,129,678		Microsoft Corp	75,284,117	1.9
		Other	159,325,962	4.0
			349,325,832	8.8

38	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Growth & Income Fund ■ October 31, 2013

Shares		Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
260,496	z	Apple, Inc	$136,070,086	3.4%
1,313,823		Cisco Systems, Inc	29,561,017	0.8
		Other	78,528,811	2.0
			244,159,914	6.2
TELECOMMUNICATION SERVICES
899,932		Verizon Communications, Inc	45,455,565	1.2
		Other	37,017,127	0.9
			82,472,692	2.1
TRANSPORTATION
191,082	z	Canadian Pacific Railway Ltd	27,338,102	0.7
1,170,934		Delta Air Lines, Inc	30,889,239	0.8
		Other	21,201,228	0.4
			79,428,569	1.9
UTILITIES
283,767		NextEra Energy, Inc	24,049,253	0.6
		Other	42,808,976	1.1
			66,858,229	1.7
		TOTAL COMMON STOCKS (Cost $3,047,991,806)	3,936,172,802	99.4
PURCHASED OPTIONS

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			10,500	0.0
		TOTAL PURCHASED OPTIONS (Cost $51,498)	10,500	0.0
Shares		Company	Value	% of net assets
SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
134,598,775	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$134,598,775	3.4%
			134,598,775	3.4
		TOTAL SHORT-TERM INVESTMENTS (Cost $134,598,775)	134,598,775	3.4
		TOTAL PORTFOLIO (Cost $3,182,642,079)	4,070,782,077	102.8
		OTHER ASSETS & LIABILITIES, NET	(112,976,145)	(2.8)
		NET ASSETS	$3,957,805,932	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan, including those in “Other,” is $131,014,106.
z	All or a portion of these securities have been segregated to cover margin requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	39

Summary portfolio of investments

Large-Cap Growth Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$22,727,839	1.0%
CAPITAL GOODS
290,653		Boeing Co	37,930,217	1.7
148,373		Precision Castparts Corp	37,605,137	1.7
163,287		Roper Industries, Inc	20,706,424	0.9
119,637		W.W. Grainger, Inc	32,178,764	1.4
		Other	14,798,592	0.6
			143,219,134	6.3
COMMERCIAL & PROFESSIONAL SERVICES
602,605		Nielsen Holdings NV	23,766,741	1.1
340,396	*	Verisk Analytics, Inc	23,323,934	1.0
			47,090,675	2.1
CONSUMER DURABLES & APPAREL
131,864		LVMH Moet Hennessy Louis Vuitton S.A.	25,317,275	1.1
313,680		Nike, Inc (Class B)	23,764,397	1.1
		Other	25,349,092	1.1
			74,430,764	3.3
CONSUMER SERVICES
657,900		Las Vegas Sands Corp	46,197,738	2.0
594,269		Starbucks Corp	48,165,502	2.1
		Other	13,068,856	0.6
			107,432,096	4.7
DIVERSIFIED FINANCIALS
220,876		Ameriprise Financial, Inc	22,206,873	1.0
159,983		Goldman Sachs Group, Inc	25,734,866	1.1
110,732	*	IntercontinentalExchange, Inc	21,341,378	0.9
		Other	54,075,217	2.4
			123,358,334	5.4
ENERGY
124,785		EOG Resources, Inc	22,261,644	1.0
435,498		Halliburton Co	23,094,459	1.0
		Other	10,896,659	0.5
			56,252,762	2.5
FOOD & STAPLES RETAILING
206,143		Costco Wholesale Corp	24,324,874	1.1
			24,324,874	1.1
FOOD, BEVERAGE & TOBACCO			17,098,091	0.8
HEALTH CARE EQUIPMENT & SERVICES
335,609	*	Edwards Lifesciences Corp	21,878,351	0.9
		Other	22,194,297	1.0
			44,072,648	1.9
HOUSEHOLD & PERSONAL PRODUCTS
110,525		L’Oreal S.A.	18,871,780	0.8
			18,871,780	0.8

Shares		Company	Value	% of net assets
MATERIALS
193,824	z	Ecolab, Inc	$20,545,344	0.9%
536,736		Monsanto Co	56,292,872	2.5
104,433		Sherwin-Williams Co	19,633,404	0.9
			96,471,620	4.3
MEDIA
667,237		Comcast Corp (Class A)	31,747,137	1.4
511,574	*	Discovery Communications, Inc (Class A)	45,489,160	2.0
635,664		Twenty-First Century Fox, Inc	21,663,429	0.9
		Other	15,290,934	0.7
			114,190,660	5.0
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
179,146	*	Alexion Pharmaceuticals, Inc	22,026,000	1.0
244,251		Bayer AG.	30,299,879	1.3
286,309	*	Biogen Idec, Inc	69,913,795	3.1
286,415	*	Celgene Corp	42,529,763	1.9
1,035,113	*	Gilead Sciences, Inc	73,482,672	3.2
338,002		e Perrigo Co	46,607,096	2.0
163,010		Roche Holding AG.	45,078,034	2.0
280,934	*	Salix Pharmaceuticals Ltd	20,157,014	0.9
787,865		Zoetis Inc	24,943,806	1.1
		Other	20,373,198	0.9
			395,411,257	17.4
REAL ESTATE			20,286,816	0.9
RETAILING
210,234	*	Amazon.com, Inc	76,531,483	3.4
411,173	*	Carmax, Inc	19,321,019	0.8
		Other	24,991,162	1.1
			120,843,664	5.3
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
501,272		ARM Holdings plc (ADR)	23,655,026	1.0
530,285		Xilinx, Inc	24,085,545	1.1
		Other	13,167,774	0.6
			60,908,345	2.7
SOFTWARE & SERVICES
1,035,439	*	Adobe Systems, Inc	56,120,794	2.5
676,566	*	eBay, Inc	35,661,794	1.6
1,092,303	*	Facebook, Inc	54,899,149	2.4
93,068	*	Google, Inc (Class A)	95,914,019	4.2
910,081		Intuit, Inc	64,988,884	2.9
83,001		Mastercard, Inc (Class A)	59,520,017	2.6
764,884	*	Red Hat, Inc	33,096,531	1.4
249,348		Visa, Inc (Class A)	49,039,271	2.1
274,771	*	VMware, Inc (Class A)	22,333,387	1.0
		Other	62,780,345	2.8
			534,354,191	23.5
TECHNOLOGY HARDWARE & EQUIPMENT
141,349		Apple, Inc	73,833,650	3.2
		Other	5,861,917	0.3
			79,695,567	3.5

40	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Growth Fund ■ October 31, 2013

Shares		Company	Value	% of net assets
TELECOMMUNICATION SERVICES
482,200		Softbank Corp	$36,010,146	1.6%
			36,010,146	1.6
TRANSPORTATION
377,349		Kansas City Southern Industries, Inc	45,855,451	2.0
		Other	37,855,087	1.7
			83,710,538	3.7
		TOTAL COMMON STOCKS (Cost $1,611,115,838)	2,220,761,801	97.8

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
36,139,401	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	36,139,401	1.6
			36,139,401	1.6
		TOTAL SHORT-TERM INVESTMENTS (Cost $36,139,401)	36,139,401	1.6
		TOTAL PORTFOLIO (Cost $1,647,255,239)	2,256,901,202	99.4
		OTHER ASSETS & LIABILITIES, NET	14,609,324	0.6
		NET ASSETS	$2,271,510,526	100.0%

Abbreviation(s):

ADR — American Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan, including those in “Other,” is $36,418,170.
z	All or a portion of these securities have been segregated by the custodian to cover margin requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	41

Summary portfolio of investments

Large-Cap Value Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$20,974,395	0.5%
BANKS
3,137,716		Keycorp	39,315,581	0.9
1,860,928		TCF Financial Corp	28,248,887	0.6
2,827,266		Wells Fargo & Co	120,695,986	2.7
		Other	62,102,388	1.4
			250,362,842	5.6
CAPITAL GOODS
297,495		General Dynamics Corp	25,771,992	0.6
6,635,163		General Electric Co	173,443,161	3.9
779,904	e	Joy Global, Inc	44,259,552	1.0
397,956		SPX Corp	36,098,589	0.8
		Other	54,109,289	1.2
			333,682,583	7.5
COMMERCIAL & PROFESSIONAL SERVICES			17,550,711	0.4
CONSUMER DURABLES & APPAREL
605,738	e	Hasbro, Inc	31,286,368	0.7
570,196	*	Jarden Corp	31,566,050	0.7
		Other	20,769,485	0.5
			83,621,903	1.9
CONSUMER SERVICES
865,355		Carnival Corp	29,984,551	0.7
537,611	*	Penn National Gaming, Inc	31,455,619	0.7
		Other	36,198,983	0.8
			97,639,153	2.2
DIVERSIFIED FINANCIALS
3,885,736		Bank of America Corp	54,244,875	1.2
1,859,655		Citigroup, Inc	90,713,971	2.1
273,481		Goldman Sachs Group, Inc	43,992,154	1.0
807,617		JPMorgan Chase & Co	41,624,580	1.0
719,490		Legg Mason, Inc	27,678,780	0.6
1,599,940		Morgan Stanley	45,966,276	1.0
775,576		State Street Corp	54,344,610	1.2
		Other	35,722,149	0.8
			394,287,395	8.9
ENERGY
794,973		Baker Hughes, Inc	46,179,982	1.0
695,363		Chevron Corp	83,415,746	1.9
729,197		ConocoPhillips	53,450,140	1.2
1,315,815		Exxon Mobil Corp	117,923,340	2.6
464,866		Occidental Petroleum Corp	44,664,325	1.0
4,304,110		Tailsman Energy, Inc	53,715,293	1.2
1,865,981	*	Weatherford International Ltd	30,676,728	0.7
		Other	256,849,841	5.8
			686,875,395	15.4
FOOD & STAPLES RETAILING			59,150,215	1.3
FOOD, BEVERAGE & TOBACCO
785,596		Mondelez International, Inc	26,427,449	0.6
		Other	36,019,378	0.8
			62,446,827	1.4

Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES
534,986		Covidien plc	$34,297,952	0.8%
659,659	*	Express Scripts Holding Co	41,241,881	0.9
1,222,494	*	Hologic, Inc	27,371,641	0.6
884,270		UnitedHealth Group, Inc	60,360,270	1.3
		Other	61,471,303	1.4
			224,743,047	5.0
HOUSEHOLD & PERSONAL PRODUCTS
905,387		Procter & Gamble Co	73,110,000	1.7
		Other	50,407,180	1.1
			123,517,180	2.8
INSURANCE
436,582		ACE Ltd	41,667,386	0.9
768,302		American International Group, Inc	39,682,798	0.9
466,970	*	Berkshire Hathaway, Inc (Class B)	53,738,908	1.2
1,030,087		Hartford Financial Services Group, Inc	34,713,932	0.8
718,431		Metlife, Inc	33,988,971	0.7
		Other	114,447,435	2.6
			318,239,430	7.1
MATERIALS
1,578,528	e	Cliffs Natural Resources, Inc	40,536,599	0.9
		Other	106,980,577	2.4
			147,517,176	3.3
MEDIA
499,708		Time Warner, Inc	34,349,928	0.8
		Other	36,341,964	0.8
			70,691,892	1.6
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
1,340,579		Johnson & Johnson	124,151,021	2.8
1,600,358		Merck & Co, Inc	72,160,142	1.6
1,913,996		Pfizer, Inc	58,721,398	1.3
		Other	109,422,319	2.5
			364,454,880	8.2
REAL ESTATE			121,487,008	2.7
RETAILING			107,479,629	2.4
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			110,404,216	2.5
SOFTWARE & SERVICES
1,145,456		Microsoft Corp	40,491,870	0.9
		Other	102,869,960	2.3
			143,361,830	3.2
TECHNOLOGY HARDWARE & EQUIPMENT
106,184		Apple, Inc	55,465,212	1.3
2,231,983		Cisco Systems, Inc	50,219,618	1.1
1,142,970		Hewlett-Packard Co	27,854,179	0.6
4,929,370	*	Nokia Oyj	37,611,093	0.8
		Other	43,943,150	1.0
			215,093,252	4.8

42	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Fund ■ October 31, 2013

Shares	Company	Value	% of net assets
TELECOMMUNICATION SERVICES
3,069,326	AT&T, Inc	$111,109,601	2.5%
	Other	56,532,331	1.3
		167,641,932	3.8
TRANSPORTATION
675,431	Con-Way, Inc	27,827,757	0.6
294,744	FedEx Corp	38,611,464	0.9
	Other	58,661,986	1.3
		125,101,207	2.8
UTILITIES		178,577,952	4.0
	TOTAL COMMON STOCKS (Cost $3,670,751,084)	4,424,902,050	99.3

Principal	Issuer

SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT		14,999,344	0.3

Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
198,798,936	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$198,798,936	4.5%
			198,798,936	4.5
		TOTAL SHORT-TERM INVESTMENTS (Cost $213,798,280)	213,798,280	4.8
		TOTAL PORTFOLIO (Cost $3,884,549,364)	4,638,700,330	104.1
		OTHER ASSETS & LIABILITIES, NET	(181,454,475)	(4.1)
		NET ASSETS	$4,457,245,855	100.0%

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan, including those in “Other,” is $193,070,664.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	43

Summary portfolio of investments

Mid-Cap Growth Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
355,633		Delphi Automotive plc	$20,342,208	1.1%
235,687		Harley-Davidson, Inc	15,093,395	0.8
		Other	7,997,000	0.5
			43,432,603	2.4
BANKS			446,754	0.0
CAPITAL GOODS
419,238		Ametek, Inc	20,052,153	1.1
208,264		Chicago Bridge & Iron Co NV	15,430,280	0.8
212,811		Flowserve Corp	14,783,980	0.8
286,434		Ingersoll-Rand plc	19,342,888	1.1
148,712		Rockwell Automation, Inc	16,419,292	0.9
177,258		Roper Industries, Inc	22,478,087	1.2
		Other	57,381,249	3.1
			165,887,929	9.0
COMMERCIAL & PROFESSIONAL SERVICES
282,902	*	Verisk Analytics, Inc	19,384,445	1.1
		Other	13,438,530	0.7
			32,822,975	1.8
CONSUMER DURABLES & APPAREL
410,552	*	Jarden Corp	22,728,159	1.2
229,424	*	Michael Kors Holdings Ltd	17,654,177	1.0
872,284		Pulte Homes, Inc	15,395,812	0.8
		Other	101,020,914	5.5
			156,799,062	8.5
CONSUMER SERVICES			30,214,945	1.6
DIVERSIFIED FINANCIALS
461,486	e	iShares Russell Midcap Growth Index Fund	37,015,792	2.0
377,374		Lazard Ltd (Class A)	14,585,505	0.8
248,471		Moody’s Corp	17,556,961	0.9
206,707		T Rowe Price Group, Inc	16,001,189	0.9
		Other	53,839,841	2.9
			138,999,288	7.5
ENERGY
96,020		Pioneer Natural Resources Co	19,662,975	1.1
209,562		Range Resources Corp	15,865,939	0.9
		Other	78,066,836	4.2
			113,595,750	6.2
FOOD, BEVERAGE & TOBACCO
252,188	*	Constellation Brands, Inc (Class A)	16,467,876	0.9
188,769		Hershey Co	18,733,436	1.0
		Other	33,660,257	1.8
			68,861,569	3.7
HEALTH CARE EQUIPMENT & SERVICES
359,441	*	Acadia Healthcare Co, Inc	15,585,362	0.8
311,322	*	Catamaran Corp	14,619,681	0.8
380,892	*	Cerner Corp	21,341,379	1.2
		Other	12,373,770	0.7
			63,920,192	3.5

Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS			$12,341,494	0.7%
INSURANCE
371,996		Validus Holdings Ltd	14,686,402	0.8
			14,686,402	0.8
MATERIALS
94,135		Sherwin-Williams Co	17,697,380	0.9
		Other	49,151,419	2.7
			66,848,799	3.6
MEDIA
178,043	*	Discovery Communications, Inc (Class A)	15,831,584	0.9
192,710	*	Liberty Global plc (Class A)	15,102,683	0.8
		Other	31,429,654	1.7
			62,363,921	3.4
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
116,121	*	Actavis plc	17,949,984	1.0
235,930	*	Alexion Pharmaceuticals, Inc	29,007,593	1.6
220,890	*	Salix Pharmaceuticals Ltd	15,848,858	0.8
700,807		Zoetis Inc	22,187,550	1.2
		Other	99,332,680	5.4
			184,326,665	10.0
RETAILING
272,831	*,e	Conn’s, Inc	16,489,906	0.9
241,775		GNC Holdings, Inc	14,221,205	0.8
472,894	*	LKQ Corp	15,619,689	0.9
152,839	*	O’Reilly Automotive, Inc	18,922,997	1.0
290,341		Ross Stores, Inc	22,457,876	1.2
257,498		Tractor Supply Co	18,372,482	1.0
149,104	*	Ulta Salon Cosmetics & Fragrance, Inc	19,212,050	1.1
		Other	72,935,318	3.9
			198,231,523	10.8
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
331,220		Avago Technologies Ltd	15,047,324	0.8
354,895		Xilinx, Inc	16,119,331	0.9
		Other	48,014,609	2.6
			79,181,264	4.3
SOFTWARE & SERVICES
65,348	*,e	Alliance Data Systems Corp	15,491,397	0.8
281,128	*	Guidewire Software, Inc	14,258,812	0.8
113,210	*,z	LinkedIn Corp	25,321,681	1.4
		Other	128,443,175	7.0
			183,515,065	10.0
TECHNOLOGY HARDWARE & EQUIPMENT
189,278	*	F5 Networks, Inc	15,428,050	0.8
428,648		NetApp, Inc	16,635,829	0.9
		Other	53,207,913	2.9
			85,271,792	4.6
TELECOMMUNICATION SERVICES
318,498	*	Crown Castle International Corp	24,212,218	1.3
227,910	*	SBA Communications Corp (Class A)	19,935,288	1.1
			44,147,506	2.4

44	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Mid-Cap Growth Fund ■ October 31, 2013

Shares		Company	Value	% of net assets
TRANSPORTATION
562,131		Delta Air Lines, Inc	$14,829,016	0.8%
194,495		J.B. Hunt Transport Services, Inc	14,592,960	0.8
		Other	23,414,433	1.4
			52,836,409	3.0
		TOTAL COMMON STOCKS (Cost $1,409,338,286)	1,798,731,907	97.8

PURCHASED OPTIONS

AUTOMOBILES & COMPONENTS			390,000	0.0
		TOTAL PURCHASED OPTIONS (Cost $452,000)	390,000	0.0

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
122,450,941	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	122,450,941	6.7
			122,450,941	6.7
		TOTAL SHORT-TERM INVESTMENTS (Cost $122,450,941)	122,450,941	6.7

		TOTAL PORTFOLIO (Cost $1,532,241,227)	1,921,572,848	104.5
		OTHER ASSETS & LIABILITIES, NET	(81,795,694)	(4.5)
		NET ASSETS	$1,839,777,154	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan, including those in “Other,” is $119,544,939.
z	All or a portion of these securities have been segregated to cover margin requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	45

Summary portfolio of investments

Mid-Cap Value Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$69,164,052	1.5%
BANKS
890,000	*	CIT Group, Inc	42,862,400	1.0
2,450,000		Fifth Third Bancorp	46,623,500	1.0
3,450,000		Huntington Bancshares, Inc	30,360,000	0.7
3,280,000		Keycorp	41,098,400	0.9
2,799,533		Regions Financial Corp	26,959,503	0.6
		Other	135,509,140	3.1
			323,412,943	7.3
CAPITAL GOODS
795,000		KBR, Inc	27,459,300	0.6
510,000		Paccar, Inc	28,356,000	0.6
		Other	309,494,341	7.0
			365,309,641	8.2
COMMERCIAL & PROFESSIONAL SERVICES			23,853,350	0.5
CONSUMER DURABLES & APPAREL			88,741,443	2.0
CONSUMER SERVICES			78,078,506	1.8
DIVERSIFIED FINANCIALS
489,000		Ameriprise Financial, Inc	49,164,060	1.1
875,000		Invesco Ltd	29,531,250	0.7
		Other	90,855,153	2.0
			169,550,463	3.8
ENERGY
402,115		Anadarko Petroleum Corp	38,317,538	0.9
645,000		Baker Hughes, Inc	37,468,050	0.9
555,000		Noble Energy, Inc	41,586,150	0.9
780,000	*	Rowan Cos plc	28,142,400	0.6
		Other	231,486,069	5.2
			377,000,207	8.5
FOOD & STAPLES RETAILING			21,657,217	0.5
FOOD, BEVERAGE & TOBACCO
435,000		Ingredion, Inc	28,605,600	0.6
1,220,000		Tyson Foods, Inc (Class A)	33,757,400	0.8
		Other	38,991,593	0.9
			101,354,593	2.3
HEALTH CARE EQUIPMENT & SERVICES
2,630,000	*	Boston Scientific Corp	30,744,700	0.7
950,000	*	CareFusion Corp	36,831,500	0.8
435,200		Cigna Corp	33,501,696	0.8
1,225,000	*	Hologic, Inc	27,427,750	0.6
420,000		Zimmer Holdings, Inc	36,737,400	0.8
		Other	121,837,268	2.8
			287,080,314	6.5
Shares		Company	Value	% of net assets
INSURANCE
325,000		ACE Ltd	$31,018,000	0.7%
350,000		Aon plc	27,681,500	0.6
1,350,000		Hartford Financial Services Group, Inc	45,495,000	1.0
630,000		Marsh & McLennan Cos, Inc	28,854,000	0.7
1,035,000		XL Capital Ltd	31,639,950	0.7
		Other	191,865,982	4.3
			356,554,432	8.0
MATERIALS
570,000		Nucor Corp	29,508,900	0.7
493,735	*	WR Grace & Co	45,255,750	1.0
		Other	178,937,334	4.0
			253,701,984	5.7
MEDIA
970,000		DISH Network Corp (Class A)	46,754,000	1.1
		Other	66,775,793	1.5
			113,529,793	2.6
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
640,000		Agilent Technologies, Inc	32,486,400	0.7
		Other	88,522,857	2.0
			121,009,257	2.7
REAL ESTATE
215,000		AvalonBay Communities, Inc	26,885,750	0.6
287,000		Boston Properties, Inc	29,704,500	0.7
1,445,577		Host Marriott Corp	26,815,453	0.6
940,000		Prologis, Inc	37,553,000	0.8
303,368		SL Green Realty Corp	28,689,512	0.7
453,015		Vornado Realty Trust	40,345,516	0.9
		Other	248,349,655	5.6
			438,343,386	9.9
RETAILING
690,000		Best Buy Co, Inc	29,532,000	0.7
1,230,000	*	Liberty Interactive Corp	33,160,800	0.7
		Other	82,828,734	1.9
			145,521,534	3.3
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
1,883,322	*	Micron Technology, Inc	33,297,133	0.8
		Other	156,170,725	3.5
			189,467,858	4.3
SOFTWARE & SERVICES
1,360,000		Symantec Corp	30,926,400	0.7
		Other	75,782,440	1.7
			106,708,840	2.4
TECHNOLOGY HARDWARE & EQUIPMENT
3,500,000		Xerox Corp	34,790,000	0.8
		Other	143,122,672	3.2
			177,912,672	4.0

46	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Mid-Cap Value Fund  ■  October 31, 2013

Shares	Company	Value	% of net assets
TELECOMMUNICATION SERVICES		$21,229,349	0.5%
TRANSPORTATION
1,135,000	Delta Air Lines, Inc	29,941,300	0.7
	Other	68,805,157	1.6
		98,746,457	2.3
UTILITIES
1,401,803	Centerpoint Energy, Inc	34,484,354	0.8
470,000	DTE Energy Co	32,495,800	0.7
794,060	Edison International	38,932,762	0.9
730,000	OGE Energy Corp	26,937,000	0.6
1,180,000	PPL Corp	36,143,400	0.8
1,020,000	Public Service Enterprise Group, Inc	34,170,000	0.8
555,000	Sempra Energy	50,582,700	1.1
1,240,000	Xcel Energy, Inc	35,786,400	0.8
	Other	186,164,140	4.2
		475,696,556	10.7
	TOTAL COMMON STOCKS (Cost $3,264,705,276)	4,403,624,847	99.3

Principal	Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT		29,999,194	0.7
TREASURY DEBT		10,999,040	0.2
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
117,563,395	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$117,563,395	2.6%
			117,563,395	2.6
		TOTAL SHORT-TERM INVESTMENTS (Cost $158,560,933)	158,561,629	3.5
		TOTAL PORTFOLIO (Cost $3,423,266,209)	4,562,186,476	102.8
		OTHER ASSETS & LIABILITIES, NET	(125,809,731)	(2.8)
		NET ASSETS	$4,436,376,745	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.

The aggregate value of securities on loan is $115,665,544.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	47

Summary portfolio of investments

Small-Cap Equity Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
291,874	*	Tenneco, Inc	$15,489,753	0.7%
		Other	14,622,456	0.6
			30,112,209	1.3
BANKS
893,311		FirstMerit Corp	20,063,765	0.9
618,161		Home Loan Servicing Solutions Ltd	14,594,781	0.6
278,993		Prosperity Bancshares, Inc	17,423,113	0.7
175,588	*	SVB Financial Group	16,817,819	0.7
939,708	e	Umpqua Holdings Corp	15,383,020	0.7
		Other	107,441,566	4.6
			191,724,064	8.2
CAPITAL GOODS
156,030		Acuity Brands, Inc	15,682,575	0.7
156,850		Alliant Techsystems, Inc	17,076,259	0.7
206,593		EnerSys	13,707,446	0.6
837,570		Exelis, Inc	13,811,529	0.6
172,500	*	Teledyne Technologies, Inc	15,321,450	0.6
160,470	*	WABCO Holdings, Inc	13,749,070	0.6
		Other	129,139,059	5.5
			218,487,388	9.3
COMMERCIAL & PROFESSIONAL SERVICES
205,478	*	Advisory Board Co	14,095,791	0.6
293,230	*	WageWorks, Inc	15,016,308	0.7
		Other	56,187,639	2.4
			85,299,738	3.7
CONSUMER DURABLES & APPAREL			40,378,427	1.7
CONSUMER SERVICES			93,940,758	4.0
DIVERSIFIED FINANCIALS
1,884,204		Apollo Investment Corp	16,072,260	0.7
291,350		MarketAxess Holdings, Inc	19,004,760	0.8
231,300	*	Portfolio Recovery Associates, Inc	13,750,785	0.6
		Other	32,176,688	1.4
			81,004,493	3.5
ENERGY
227,522		Bristow Group, Inc	18,308,695	0.8
1,846,717	*,e	Penn Virginia Corp	15,715,562	0.7
198,462		Targa Resources Investments, Inc	15,392,713	0.6
		Other	95,730,098	4.1
			145,147,068	6.2
FOOD & STAPLES RETAILING
3,258,600	*	Rite Aid Corp	17,368,338	0.7
		Other	2,329,872	0.1
			19,698,210	0.8
FOOD, BEVERAGE & TOBACCO
229,965		Sanderson Farms, Inc	14,536,088	0.6
		Other	34,418,374	1.5
			48,954,462	2.1
Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES
264,719	*	Cyberonics, Inc	$15,290,170	0.6%
167,524	*	Medidata Solutions, Inc	18,479,572	0.8
377,400	*	Team Health Holdings, Inc	16,394,256	0.7
424,974	*	Thoratec Corp	18,354,627	0.8
		Other	98,219,761	4.2
			166,738,386	7.1
HOUSEHOLD & PERSONAL PRODUCTS			8,409,113	0.4
INSURANCE
250,270		Platinum Underwriters Holdings Ltd	15,564,291	0.7
		Other	45,030,997	1.9
			60,595,288	2.6
MATERIALS
245,340		Minerals Technologies, Inc	13,893,604	0.6
215,745		Schweitzer-Mauduit International, Inc	13,350,301	0.6
		Other	105,022,872	4.5
			132,266,777	5.7
MEDIA
976,380	*	Live Nation, Inc	18,980,827	0.8
		Other	16,557,044	0.7
			35,537,871	1.5
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
327,600	*	Parexel International Corp	14,974,596	0.6
		Other	107,655,851	4.6
			122,630,447	5.2
REAL ESTATE
801,144		CubeSmart	14,636,901	0.6
636,020		DuPont Fabros Technology, Inc	15,805,097	0.7
317,442		Extra Space Storage, Inc	14,599,157	0.6
632,307		RLJ Lodging Trust	15,972,075	0.7
204,904		Sovran Self Storage, Inc	15,673,107	0.7
		Other	104,193,188	4.4
			180,879,525	7.7
RETAILING
265,515	*	Children’s Place Retail Stores, Inc	14,494,464	0.6
727,470	*	Express Parent LLC	16,884,579	0.7
		Other	60,562,095	2.6
			91,941,138	3.9
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			77,153,772	3.3
SOFTWARE & SERVICES
475,095	*	Aspen Technology, Inc	18,162,882	0.8
225,924	*	Commvault Systems, Inc	17,640,146	0.7
421,237	*	Infoblox, Inc	18,723,985	0.8
178,985	*	Manhattan Associates, Inc	19,063,692	0.8
416,282		MAXIMUS, Inc	20,168,863	0.9
1,133,154	*	TiVo, Inc	15,059,617	0.6
447,242	*,e	WebMD Health Corp (Class A)	15,751,863	0.7
		Other	109,222,333	4.7
			233,793,381	10.0

48	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Small-Cap Equity Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
834,108	*,e	InvenSense, Inc	$14,088,084	0.6%
1,194,324	*	QLogic Corp	14,749,902	0.6
318,212	*,e	Synaptics, Inc	14,796,858	0.6
		Other	78,118,052	3.5
			121,752,896	5.3
TELECOMMUNICATION SERVICES			9,666,510	0.4
TRANSPORTATION
788,190	*,e	Swift Transportation Co, Inc	17,174,660	0.7
		Other	32,903,893	1.4
			50,078,553	2.1
UTILITIES			74,435,710	3.2
		TOTAL COMMON STOCKS (Cost $1,766,840,064)	2,320,626,184	99.2

Principal		Issuer
SHORT-TERM INVESTMENTS

TREASURY DEBT			7,299,957	0.3
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
206,556,372	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$206,556,372	8.8%
			206,556,372	8.8
		TOTAL SHORT-TERM INVESTMENTS (Cost $213,856,329)	213,856,329	9.1
		TOTAL PORTFOLIO (Cost $1,980,696,393)	2,534,482,513	108.3
		OTHER ASSETS & LIABILITIES, NET	(193,122,183)	(8.3)
		NET ASSETS	$2,341,360,330	100.0%

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan, including those in “Other,” is $203,022,486.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	49

Summary portfolio of investments

Social Choice Equity Fund  ■  October 31, 2013

Shares	Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
781,451	Ford Motor Co	$13,370,626	0.8%
	Other	17,221,249	1.0
		30,591,875	1.8
BANKS
146,968	PNC Financial Services Group, Inc	10,806,557	0.6
365,664	US Bancorp	13,661,207	0.8
	Other	35,357,465	2.0
		59,825,229	3.4
CAPITAL GOODS
121,795	3M Co	15,327,901	0.9
158,962	Danaher Corp	11,459,571	0.7
182,425	Emerson Electric Co	12,217,002	0.7
44,778	Precision Castparts Corp	11,348,984	0.6
	Other	82,419,656	4.8
		132,773,114	7.7
COMMERCIAL & PROFESSIONAL SERVICES		9,970,902	0.6
CONSUMER DURABLES & APPAREL		20,304,495	1.2
CONSUMER SERVICES
160,605	McDonald’s Corp	15,501,595	0.9
170,701	Starbucks Corp	13,835,316	0.8
	Other	13,273,675	0.8
		42,610,586	2.5
DIVERSIFIED FINANCIALS
178,169	American Express Co	14,574,224	0.8
340,621	Bank of New York Mellon Corp	10,831,748	0.6
38,135	BlackRock, Inc	11,471,389	0.7
161,492	Capital One Financial Corp	11,089,656	0.6
	Other	77,231,620	4.5
		125,198,637	7.2
ENERGY
70,381	EOG Resources, Inc	12,555,970	0.7
124,403	Occidental Petroleum Corp	11,952,640	0.7
	Other	156,910,404	9.1
		181,419,014	10.5
FOOD & STAPLES RETAILING		18,833,004	1.1
FOOD, BEVERAGE & TOBACCO
345,831	Mondelez International, Inc	11,633,755	0.6
227,271	PepsiCo, Inc	19,111,218	1.1
	Other	32,540,770	1.9
		63,285,743	3.6
HEALTH CARE EQUIPMENT & SERVICES
349,886	Abbott Laboratories	12,788,334	0.7
223,468	Medtronic, Inc	12,827,063	0.7
	Other	32,472,360	1.9
		58,087,757	3.3
Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS
203,106		Colgate-Palmolive Co	$13,147,051	0.8%
335,896		Procter & Gamble Co	27,123,602	1.6
		Other	18,337,740	1.0
			58,608,393	3.4
INSURANCE
224,409	*	Berkshire Hathaway, Inc (Class B)	25,824,988	1.5
134,234		Prudential Financial, Inc	10,925,305	0.6
		Other	63,246,254	3.7
			99,996,547	5.8
MATERIALS
86,457		Praxair, Inc	10,782,053	0.6
		Other	73,171,608	4.3
			83,953,661	4.9
MEDIA
90,284		Time Warner Cable, Inc	10,847,623	0.6
194,952		Time Warner, Inc	13,401,000	0.8
		Other	29,497,690	1.7
			53,746,313	3.1
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
93,562		Amgen, Inc	10,853,192	0.6
52,297	*	Biogen Idec, Inc	12,770,404	0.7
305,355		Bristol-Myers Squibb Co	16,037,245	0.9
255,184	*	Gilead Sciences, Inc	18,115,512	1.1
329,023		Johnson & Johnson	30,470,820	1.8
435,289		Merck & Co, Inc	19,627,181	1.1
		Other	22,812,312	1.3
			130,686,666	7.5
REAL ESTATE
75,282		Simon Property Group, Inc	11,634,833	0.7
		Other	50,162,739	2.9
			61,797,572	3.6
RETAILING
260,564		Lowe’s Companies, Inc	12,970,876	0.8
168,991		Target Corp	10,948,927	0.6
200,904		TJX Companies, Inc	12,212,954	0.7
		Other	46,691,777	2.7
			82,824,534	4.8
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
747,737		Intel Corp	18,267,215	1.1
281,521		Texas Instruments, Inc	11,846,404	0.7
		Other	14,422,013	0.8
			44,535,632	2.6
SOFTWARE & SERVICES
155,111		Accenture plc	11,400,658	0.7
31,199	*	Google, Inc (Class A)	32,153,065	1.8
134,552		International Business Machines Corp	24,113,064	1.4
540,464		Oracle Corp	18,105,544	1.0
		Other	67,045,564	3.9
			152,817,895	8.8

50	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Social Choice Equity Fund  ■  October 31, 2013

Shares	Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
800,982	Cisco Systems, Inc	$18,022,095	1.0%
496,352	EMC Corp	11,947,193	0.7
473,996	Hewlett-Packard Co	11,551,282	0.7
244,675	Qualcomm, Inc	16,997,572	1.0
	Other	17,791,560	1.0
		76,309,702	4.4
TELECOMMUNICATION SERVICES		23,709,939	1.4
TRANSPORTATION
139,685	United Parcel Service, Inc (Class B)	13,722,654	0.8
	Other	22,607,885	1.2
		36,330,539	2.0
UTILITIES
126,455	NextEra Energy, Inc	10,717,061	0.6
	Other	59,898,296	3.5
		70,615,357	4.1

	TOTAL COMMON STOCKS (Cost $1,204,075,033)	1,718,833,106	99.3

Principal	Issuer
SHORT-TERM INVESTMENTS

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED

GOVERNMENT AGENCY DEBT
	Federal Home Loan Bank (FHLB)
$20,700,000	0.014-0.046% 12/04/13-01/24/14	20,698,961	1.2
	Federal Home Loan Mortgage Corp (FHLMC)
11,789,000	0.007-0.019% 11/25/13-12/16/13	11,788,762	0.7
	Other	1,699,956	0.1
		34,187,679	2.0
TREASURY DEBT		9,003,085	0.5
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED	43,190,764	2.5
	TOTAL SHORT-TERM INVESTMENTS (Cost $43,191,859)	43,190,764	2.5
	TOTAL PORTFOLIO (Cost $1,247,266,892)	1,762,023,870	101.8
	OTHER ASSETS & LIABILITIES, NET	(30,368,719)	(1.8)
	NET ASSETS	$1,731,655,151	100.0%

*	Non-income producing.

The aggregate value of securities on loan is $45,554,639.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	51

Summary portfolio of investments

Emerging Markets Equity Fund  ■  October 31, 2013

Principal		Issuer	Value	% of net assets
EQUITY-LINKED NOTES

GERMANY			$2,132,267	0.3%
		TOTAL EQUITY-LINKED NOTES (Cost $2,271,242)	2,132,267	0.3

Shares		Company

COMMON STOCKS

AUSTRALIA			2,416,958	0.3
BRAZIL
333,500		Banco Bradesco S.A. (Preference)	4,804,713	0.7
697,790		Banco Itau Holding Financeira S.A.	10,796,789	1.5
79,500		Cia Brasileira de Distribuicao Grupo Pao de Acucar	3,949,566	0.6
177,660		Companhia Brasileira de Meios de Pagamento	5,387,818	0.8
522,000		Gerdau S.A. (Preference)	4,119,160	0.6
689,245		Petroleo Brasileiro S.A.	5,992,224	0.8
148,200		Ultrapar Participacoes S.A.	3,939,774	0.6
555,800		Vale S.A.	8,837,471	1.2
		Other	26,788,564	3.8
			74,616,079	10.6
CAMBODIA			2,232,890	0.3
CHILE			1,231,431	0.2
CHINA
14,046,090		China Construction Bank	10,928,231	1.6
886,000		China Mengniu Dairy Co Ltd	3,897,437	0.6
1,494,000	e	China Overseas Land & Investment Ltd	4,629,938	0.7
2,556,000	e	China Unicom Ltd	3,998,895	0.6
3,607,000		CNOOC Ltd	7,336,535	1.0
4,398,000		Huaneng Power International, Inc	4,590,678	0.6
18,532,834		Industrial & Commercial Bank of China	12,991,999	1.8
4,232,000	e	Lenovo Group Ltd	4,533,336	0.6
279,300		Tencent Holdings Ltd	15,230,343	2.2
1,188,000	e	Zhuzhou CSR Times Electric Co Ltd	4,264,244	0.6
		Other	38,375,832	5.5
			110,777,468	15.8
COLOMBIA			9,906,002	1.4
CYPRUS			3,299,487	0.5
CZECH REPUBLIC			3,363,131	0.5
GREECE			1,731,567	0.3
HONG KONG			25,702,464	3.7
INDIA
800,403		Bharat Forge Ltd	3,896,272	0.6
552,593		Sun Pharmaceutical Industries Ltd	5,465,895	0.8
170,512		Tata Consultancy Services Ltd	5,858,605	0.8
		Other	27,244,282	3.9
			42,465,054	6.1
INDONESIA			6,635,055	1.0
ITALY			2,831,380	0.4
Shares		Company	Value	% of net assets
KOREA, REPUBLIC OF
23,385		Honam Petrochemical Corp	$4,791,574	0.7%
206,350	*	Hynix Semiconductor, Inc	6,209,255	0.9
18,874		Hyundai Heavy Industries	4,507,057	0.6
46,289		Hyundai Motor Co	11,028,069	1.6
17,455		LG Chem Ltd	4,923,741	0.7
10,044		NHN Corp	5,636,362	0.8
22,857		Samsung Electronics Co Ltd	31,521,138	4.5
127,040		Samsung Heavy Industries Co Ltd	4,658,219	0.6
129,256		Shinhan Financial Group Co Ltd	5,636,028	0.8
		Other	29,349,506	4.2
			108,260,949	15.4
MACAU			2,782,335	0.4
MALAYSIA			4,037,715	0.6
MEXICO
1,857,400		Alfa S.A. de C.V. (Class A)	5,093,623	0.7
5,578,239	*,e	Cemex S.A. de C.V.	5,934,274	0.8
505,400	e	Fomento Economico Mexicano S.A. de C.V.	4,727,745	0.7
935,380		Grupo Financiero Banorte S.A. de C.V.	5,970,488	0.9
1,398,800		Grupo Mexico S.A. de C.V. (Series B)	4,418,138	0.6
775,200	e	Grupo Televisa S.A.	4,735,361	0.7
		Other	18,465,093	2.6
			49,344,722	7.0
NIGERIA			1,695,436	0.2
PERU			5,174,856	0.7
PHILIPPINES			28,981,894	4.1
POLAND			10,200,420	1.5
RUSSIA
1,157,391		Gazprom OAO (ADR)	10,818,598	1.5
143,282		LUKOIL (ADR)	9,384,091	1.3
113,952		Magnit OAO (GDR)	7,318,011	1.1
38,001		NovaTek OAO (GDR)	5,328,884	0.8
895,955		Sberbank of Russian Federation (ADR)	11,425,556	1.6
108,053	*	Yandex NV	3,982,834	0.6
		Other	7,124,386	1.0
			55,382,360	7.9
SINGAPORE			17,139,299	2.4
SOUTH AFRICA
114,800		Naspers Ltd (N Shares)	10,745,712	1.5
98,826		Sasol Ltd	5,049,790	0.7
		Other	3,266,493	0.5
			19,061,995	2.7
SWITZERLAND			3,271,570	0.5
TAIWAN
1,512,509		Hon Hai Precision Industry Co, Ltd	3,845,242	0.5
483,000		MediaTek, Inc	6,603,541	0.9
4,861,000		Taiwan Semiconductor Manufacturing Co Ltd	17,915,532	2.6
		Other	23,085,304	3.3
			51,449,619	7.3

52	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Emerging Markets Equity Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
THAILAND			$18,500,305	2.6%
TURKEY			16,449,560	2.3
UKRAINE			2,110,111	0.3
UNITED ARAB EMIRATES			6,491,857	0.9
UNITED KINGDOM
81,547		SABMiller plc (Johannesburg)	4,235,079	0.6
		Other	2,635,580	0.4
			6,870,659	1.0
UNITED STATES			67,222	0.0
		TOTAL COMMON STOCKS (Cost $615,151,550)	694,481,850	98.9
PREFERRED STOCKS

BRAZIL
111,860	*	Ambev Cia De Bebidas Das	4,161,621	0.6
			4,161,621	0.6
PHILIPPINES			3,985	0.0
		TOTAL PREFERRED STOCKS (Cost $4,413,738)	4,165,606	0.6
RIGHTS / WARRANTS

GREECE			905,507	0.1
		TOTAL RIGHTS / WARRANTS (Cost $686,770)	905,507	0.1

Shares		Company	Value	% of net assets
SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
35,377,751	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$35,377,751	5.0%
			35,377,751	5.0
		TOTAL SHORT-TERM INVESTMENTS (Cost $35,377,751)	35,377,751	5.0
		TOTAL PORTFOLIO (Cost $657,901,051)	737,062,981	104.9
		OTHER ASSETS & LIABILITIES, NET	(34,577,190)	(4.9)
		NET ASSETS	$702,485,791	100.0%

Abbreviation(s):

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan, including those in “Other,” is $32,517,371.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	53

Summary of market values by sector

Emerging Markets Equity Fund  ■  October 31, 2013

Sector	Value	% of net assets
FINANCIALS	$156,134,504	22.2%
INFORMATION TECHNOLOGY	143,473,234	20.4
CONSUMER DISCRETIONARY	100,902,547	14.4
INDUSTRIALS	75,501,311	10.7
MATERIALS	69,567,344	9.9
ENERGY	63,004,590	9.0
CONSUMER STAPLES	56,463,603	8.0
HEALTH CARE	21,778,965	3.1
UTILITIES	10,860,237	1.6
TELECOMMUNICATION SERVICES	3,998,895	0.6
SHORT-TERM INVESTMENTS	35,377,751	5.0
OTHER ASSETS & LIABILITES, NET	(34,577,190)	(4.9)
NET ASSETS	$702,485,791	100.0%

54	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

Enhanced International Equity Index Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
COMMON STOCKS

AUSTRALIA
432,025		Australia & New Zealand Banking Group Ltd	$13,824,951	1.7%
348,765		Westpac Banking Corp	11,323,404	1.4
		Other	41,207,952	5.0
			66,356,307	8.1
AUSTRIA			3,911,352	0.5
BELGIUM
73,255		InBev NV	7,593,877	0.9
		Other	4,520,809	0.6
			12,114,686	1.5
CHINA			2,322,053	0.3
DENMARK
680		AP Moller - Maersk AS (Class B)	6,578,979	0.8
		Other	2,499,708	0.3
			9,078,687	1.1
FINLAND			9,556,905	1.2
FRANCE
423,685		AXA S.A.	10,556,295	1.3
98,458	e	Cap Gemini S.A.	6,456,676	0.8
206,794		Electricite de France	7,237,355	0.9
84,162		Michelin (C.G.D.E.) (Class B)	8,769,504	1.1
97,911		Renault S.A.	8,542,757	1.0
98,510		Safran S.A.	6,280,799	0.8
139,484		Total S.A.	8,557,753	1.0
154,483		Vinci S.A.	9,884,777	1.2
		Other	12,356,437	1.5
			78,642,353	9.6
GERMANY
76,015		Allianz AG.	12,763,094	1.6
120,301		BASF AG.	12,488,987	1.5
50,064		Continental AG.	9,155,041	1.1
47,430		Muenchener Rueckver AG.	9,895,429	1.2
		Other	24,714,510	3.0
			69,017,061	8.4
HONG KONG			21,002,086	2.5
INDIA			1,651,028	0.2
IRELAND			1,376,185	0.2
ISRAEL			3,378,737	0.4
ITALY
318,141		ENI S.p.A.	8,076,621	1.0
		Other	7,987,798	0.9
			16,064,419	1.9
JAPAN
658,000		Daiwa Securities Group, Inc	6,010,021	0.7
161,200		Japan Tobacco, Inc	5,832,809	0.7
4,023,000		Mizuho Financial Group, Inc	8,444,526	1.0
198,400		Sumitomo Mitsui Financial Group, Inc	9,589,837	1.2
279,100		Toyota Motor Corp	18,096,334	2.2
		Other	121,361,671	14.8
			169,335,198	20.6
Shares	Company	Value	% of net assets
MACAU		$702,020	0.1%
NETHERLANDS
457,560	Koninklijke Ahold NV	8,696,632	1.1
223,978	Royal Dutch Shell plc (A Shares)	7,459,544	0.9
192,357	Unilever NV	7,626,076	0.9
	Other	8,212,760	1.0
		31,995,012	3.9
NEW ZEALAND		241,690	0.0
NORWAY		8,159,961	1.0
SINGAPORE
659,000	Oversea - Chinese Banking Corp	5,512,855	0.7
	Other	5,981,438	0.7
		11,494,293	1.4
SPAIN
1,109,044	Criteria Caixacorp S.A.	5,748,344	0.7
292,468	Gas Natural SDG S.A.	6,898,196	0.9
	Other	12,608,027	1.5
		25,254,567	3.1
SWEDEN
720,613	Skandinaviska Enskilda Banken AB (Class A)	8,715,858	1.0
219,957	Swedbank AB (A Shares)	5,724,672	0.7
762,292	TeliaSonera AB	6,303,385	0.8
	Other	6,657,198	0.8
		27,401,113	3.3
SWITZERLAND
151,730	Nestle S.A.	10,952,465	1.3
250,341	Novartis AG.	19,432,111	2.3
73,646	Roche Holding AG.	20,365,725	2.5
109,610	Swiss Re Ltd	9,621,852	1.2
	Other	9,851,312	1.2
		70,223,465	8.5
UNITED KINGDOM
195,156	AstraZeneca plc (ADR)	10,315,946	1.2
862,428	BAE Systems plc	6,290,972	0.8
398,458	BHP Billiton plc	12,295,804	1.5
341,511	BP plc (ADR)	15,880,261	1.9
105,827	British American Tobacco plc	5,838,713	0.7
1,200,727	BT Group plc	7,265,154	0.9
207,155	Diageo plc	6,603,572	0.8
1,216,853	HSBC Holdings plc	13,338,338	1.6
1,817,127	Legal & General Group plc	6,297,811	0.8
487,934	National Grid plc	6,131,740	0.7
552,556	Prudential plc	11,300,185	1.4
145,826	Reckitt Benckiser Group plc	11,339,294	1.4
193,743	Vodafone Group plc (ADR)	7,133,617	0.9
	Other	47,800,264	5.8
		167,831,671	20.4
UNITED STATES
100,000	iShares MSCI EAFE Index Fund	6,588,000	0.8
		6,588,000	0.8
	TOTAL COMMON STOCKS (Cost $668,208,030)	813,698,849	99.0

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	55

Summary portfolio of investments	concluded

Enhanced International Equity Index Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
RIGHTS / WARRANTS

SPAIN			$54,258	0.0%
		TOTAL RIGHTS / WARRANTS (Cost $51,888)	54,258	0.0

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
16,131,059	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	16,131,059	2.0
			16,131,059	2.0
		TOTAL SHORT-TERM INVESTMENTS (Cost $16,131,059)	16,131,059	2.0
		TOTAL PORTFOLIO (Cost $684,390,977)	829,884,166	101.0
		OTHER ASSETS & LIABILITIES, NET	(8,048,655)	(1.0)
		NET ASSETS	$821,835,511	100.0%

Abbreviation(s):

ADR — American Depositary Receipt

c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan, including those in “Other,” is $15,294,595.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

56	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary of market values by sector

Enhanced International Equity Index Fund  ■  October 31, 2013

Sector	Value	% of net assets
FINANCIALS	$221,660,748	27.0%
INDUSTRIALS	98,366,302	12.0
CONSUMER DISCRETIONARY	96,341,200	11.7
CONSUMER STAPLES	86,508,458	10.5
HEALTH CARE	78,623,464	9.6
MATERIALS	67,429,159	8.2
ENERGY	57,069,731	6.9
TELECOMMUNICATION SERVICES	43,092,474	5.2
INFORMATION TECHNOLOGY	34,602,053	4.2
UTILITIES	30,059,518	3.7
SHORT-TERM INVESTMENTS	16,131,059	2.0
OTHER ASSETS & LIABILITES, NET	(8,048,655)	(1.0)
NET ASSETS	$821,835,511	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	57

Summary portfolio of investments

Global Natural Resources Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
COMMON STOCKS

AUSTRALIA
281,293		BHP Billiton Ltd	$9,944,658	3.8%
1,052,651	e	Fortescue Metals Group Ltd	5,162,613	2.0
		Other	4,263,660	1.6
			19,370,931	7.4
AUSTRIA			772,499	0.3
CANADA
39,780		Agrium, Inc (Toronto)	3,395,598	1.3
90,898		Goldcorp, Inc	2,315,495	0.9
81,029	e	Peyto Energy Trust	2,441,789	0.9
101,936		Potash Corp of Saskatchewan Toronto	3,167,627	1.2
73,189		Suncor Energy, Inc	2,659,695	1.0
		Other	7,264,229	2.8
			21,244,433	8.1
CHILE			509,780	0.2
CHINA			3,290,081	1.3
COLOMBIA			1,046,609	0.4
FINLAND
295,323		Stora Enso Oyj (R Shares)	2,742,330	1.0
		Other	1,506,623	0.6
			4,248,953	1.6
FRANCE
65,063		Total S.A.	3,991,806	1.5
			3,991,806	1.5
GERMANY			1,487,725	0.6
INDIA
125,655		Britannia Industries Ltd	1,917,999	0.7
		Other	516,970	0.2
			2,434,969	0.9
INDONESIA
8,033,000		PT Charoen Pokphand Indonesia Tbk	2,776,316	1.1
		Other	846,967	0.3
			3,623,283	1.4
ISRAEL			571,609	0.2
JAPAN
668,700		Nippon Steel Corp	2,207,079	0.9
		Other	2,887,540	1.1
			5,094,619	2.0
KOREA, REPUBLIC OF			1,911,532	0.7
Shares		Company	Value	% of net assets
LUXEMBOURG
123,080		ArcelorMittal	$1,938,586	0.7%
			1,938,586	0.7
MALAYSIA			3,455,770	1.3
MEXICO
126,842		Fresnillo plc	1,982,871	0.8
		Other	1,823,684	0.7
			3,806,555	1.5
NORWAY
48,296		Yara International ASA	2,079,979	0.8
			2,079,979	0.8
POLAND			2,562,597	1.0
RUSSIA
17,415		NovaTek OAO (GDR)	2,442,107	0.9
			2,442,107	0.9
SINGAPORE			846,940	0.3
SOUTH AFRICA
47,601	e	Assore Ltd	1,944,079	0.7
		Other	1,706,615	0.7
			3,650,694	1.4
SWITZERLAND
416,864		Glencore International AG.	2,268,665	0.9
34,777		Syngenta AG.	14,036,572	5.3
			16,305,237	6.2
TURKEY
168,772		Koza Altin Isletmeleri AS	2,985,445	1.1
			2,985,445	1.1
UNITED ARAB EMIRATES
266,166		Dragon Oil plc	2,520,147	1.0
			2,520,147	1.0
UNITED KINGDOM
229,149		Antofagasta plc	3,131,771	1.2
162,231		BG Group plc	3,309,458	1.3
366,084		BHP Billiton plc	11,296,792	4.3
177,564		Rio Tinto plc	8,984,766	3.4
		Other	1,524,140	0.6
			28,246,927	10.8

58	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Global Natural Resources Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
UNITED STATES
32,107		Anadarko Petroleum Corp	$3,059,476	1.2%
145,604		Archer Daniels Midland Co	5,955,204	2.3
31,810		CF Industries Holdings, Inc	6,858,236	2.6
79,295		Chevron Corp	9,512,228	3.6
22,042		Cimarex Energy Co	2,322,125	0.9
191,468	e	Cliffs Natural Resources, Inc	4,916,898	1.9
18,739	*	Concho Resources, Inc	2,072,721	0.8
78,428		ConocoPhillips	5,748,772	2.2
31,274	*,e	Continental Resources, Inc	3,562,109	1.4
22,961		EOG Resources, Inc	4,096,242	1.6
22,481		Equitable Resources, Inc	1,924,598	0.7
61,202		Exxon Mobil Corp	5,484,923	2.1
32,829		FMC Corp	2,388,638	0.9
80,868		Freeport-McMoRan Copper & Gold, Inc (Class B)	2,972,708	1.1
105,054		International Paper Co	4,686,459	1.8
35,030		Magellan Midstream Partners LP	2,103,201	0.8
180,786		Monsanto Co	18,960,836	7.2
85,675		Mosaic Co	3,928,199	1.5
6,816	e	NewMarket Corp	2,122,230	0.8
44,189	*	Oasis Petroleum, Inc	2,353,064	0.9
36,647		Occidental Petroleum Corp	3,521,044	1.3
137,774		Southern Copper Corp (NY)	3,850,783	1.5
29,773		Tractor Supply Co	2,124,304	0.8
60,900	e	Western Refining, Inc	1,965,243	0.8
		Other	12,966,317	5.0
			119,456,558	45.7
		TOTAL COMMON STOCKS (Cost $233,977,243)	259,896,371	99.3
Shares		Company	Value	% of net assets
SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
22,400,309	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$22,400,309	8.6%
			22,400,309	8.6
		TOTAL SHORT-TERM INVESTMENTS (Cost $22,400,309)	22,400,309	8.6
		TOTAL PORTFOLIO (Cost $256,377,552)	282,296,680	107.9
		OTHER ASSETS & LIABILITIES, NET	(20,570,866)	(7.9)
		NET ASSETS	$261,725,814	100.0%

Abbreviation(s):

GDR — Global Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan, including those in “Other,” is $21,575,825.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	59

Summary of market values by sector

Global Natural Resources Fund  ■  October 31, 2013

Sector	Value	% of net assets
MATERIALS	$157,231,353	60.0%
ENERGY	83,930,596	32.1
CONSUMER STAPLES	16,610,118	6.4
CONSUMER DISCRETIONARY	2,124,304	0.8
SHORT-TERM INVESTMENTS	22,400,309	8.6
OTHER ASSETS & LIABILITES, NET	(20,570,866)	(7.9)
NET ASSETS	$261,725,814	100.0%

60	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

International Equity Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
COMMON STOCKS

CHINA
10,538,000	e	Anhui Conch Cement Co Ltd	$36,775,206	1.0%
			36,775,206	1.0
FRANCE
3,054,804		Accor S.A.	136,537,267	3.9
841,029		BNP Paribas	62,045,348	1.7
2,706,415		Bouygues S.A.	105,595,699	3.0
1,916,542		Compagnie de Saint-Gobain	100,599,390	2.8
549,054		Compagnie Generale d’Optique Essilor International S.A.	58,839,561	1.7
631,929		European Aeronautic Defence and Space Co	43,302,633	1.2
1,601,894		Renault S.A.	139,765,614	3.9
1,241,054		Societe Television Francaise 1	23,912,520	0.7
		Other	37,290,335	1.1
			707,888,367	20.0
GERMANY
915,255		Bayer AG.	113,539,416	3.2
475,895		Henkel KGaA (Preference)	51,382,489	1.4
898,905	e	Lanxess AG.	63,131,705	1.8
1,580,797		SAP AG.	123,700,728	3.5
			351,754,338	9.9
GREECE
2,971,497	*	Hellenic Telecommunications Organization S.A.	37,397,516	1.1
10,158,919	*	National Bank of Greece S.A.	57,700,952	1.6
34,202,631	*	Piraeus Bank S.A.	71,397,393	2.0
			166,495,861	4.7
HONG KONG			9,505,269	0.3
INDIA
386,448		Eicher Motors Ltd	24,888,182	0.7
5,214,755		HDFC Bank Ltd	58,070,566	1.6
3,332,925		IndusInd Bank Ltd	24,118,080	0.7
8,906,281		Mahindra & Mahindra Financial Services Ltd	40,905,309	1.2
		Other	8,712,320	0.2
			156,694,457	4.4
INDONESIA
36,788,000		PT Indofood Sukses Makmur Tbk	21,672,789	0.6
			21,672,789	0.6
JAPAN
307,200		Don Quijote Co Ltd	20,449,217	0.6
1,623,000		Hoya Corp	38,918,486	1.1
19,056,000	*	Mazda Motor Corp	85,780,674	2.4
2,381,675	*	Olympus Corp	76,193,128	2.2
125,700		Oriental Land Co Ltd	20,127,971	0.6
812,500		Rohm Co Ltd	33,351,214	0.9
8,635,000		Sumitomo Heavy Industries Ltd	38,217,953	1.1
504,100		Toyota Motor Corp	32,684,923	0.9
		Other	84,996,108	2.4
			430,719,674	12.2
MEXICO			2,143,396	0.1
Shares		Company	Value	% of net assets
NETHERLANDS
5,219,557	*	ING Groep NV	$66,328,605	1.9%
		Other	15,217,285	0.4
			81,545,890	2.3
SINGAPORE
34,578,000	e	Genting International plc	42,306,219	1.2
			42,306,219	1.2
SPAIN
6,787,677		Banco Bilbao Vizcaya Argentaria S.A.	79,327,006	2.2
			79,327,006	2.2
SWEDEN
5,076,847	e	SKF AB (B Shares)	134,329,931	3.8
2,011,039		Trelleborg AB (B Shares)	37,947,614	1.1
			172,277,545	4.9
SWITZERLAND
2,155,147		Adecco S.A.	158,928,568	4.5
109,227		Burckhardt Compression Holding AG.	43,758,213	1.2
2,920,350		Clariant AG.	51,456,094	1.4
		Other	30,410,565	0.9
			284,553,440	8.0
UNITED KINGDOM
13,913,761		British Sky Broadcasting plc	209,053,793	5.9
2,328,869		Drax Group plc	23,776,230	0.7
4,923,538		Filtrona plc	61,903,132	1.7
81,633,500	*	Lloyds TSB Group plc	100,964,020	2.9
25,969,184		Man Group plc	36,959,873	1.0
10,733,549	*	Ocado Ltd	74,692,111	2.1
499,536		Reckitt Benckiser Group plc	38,843,453	1.1
8,438,777	*	Royal Mail plc	75,772,079	2.1
1,552,521		SABMiller plc	80,949,606	2.3
12,181,749		Tate & Lyle plc	154,597,709	4.4
		Other	17,136,050	0.5
			874,648,056	24.7
		TOTAL COMMON STOCKS (Cost $3,078,065,583)	3,418,307,513	96.5
RIGHTS / WARRANTS
GREECE			4,397,306	0.1
		TOTAL RIGHTS / WARRANTS (Cost $3,335,079)	4,397,306	0.1

Principal	Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT
	Federal Home Loan Bank (FHLB)
$33,400,000	0.045%, 12/06/13	33,398,539	1.0
	Federal Home Loan Mortgage Corp (FHLMC)
40,155,000	0.030%, 11/25/13	40,154,197	1.1
	Other	8,499,667	0.2
		82,052,403	2.3

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	61

Summary portfolio of investments	concluded

International Equity Fund ■ October 31, 2013

Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
97,860,001	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$97,860,001	2.8%
			97,860,001	2.8
		TOTAL SHORT-TERM INVESTMENTS (Cost $179,912,404)	179,912,404	5.1
		TOTAL PORTFOLIO (Cost $3,261,313,066)	3,602,617,223	101.7
		OTHER ASSETS & LIABILITIES, NET	(59,566,082)	(1.7)
		NET ASSETS	$3,543,051,141	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan, including those in “Other,” is $92,112,786.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

62	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary of market values by sector

International Equity Fund  ■  October 31, 2013

Sector	Value	% of net assets
CONSUMER DISCRETIONARY	$847,976,646	23.8%
INDUSTRIALS	805,885,463	22.8
FINANCIALS	659,055,181	18.6
CONSUMER STAPLES	348,601,579	9.8
HEALTH CARE	248,572,105	7.0
INFORMATION TECHNOLOGY	229,722,417	6.5
MATERIALS	214,333,275	6.1
TELECOMMUNICATION SERVICES	37,397,516	1.1
UTILITIES	23,776,230	0.7
ENERGY	7,384,407	0.2
SHORT-TERM INVESTMENTS	179,912,404	5.1
OTHER ASSETS & LIABILITES, NET	(59,566,082)	(1.7)
NET ASSETS	$3,543,051,141	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	63

Summary portfolio of investments

International Opportunities Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
COMMON STOCKS

ARGENTINA			$4,766,214	0.6%
AUSTRALIA
344,347		Australia & New Zealand Banking Group Ltd	11,019,225	1.4
314,626		BHP Billiton Ltd	11,123,092	1.4
		Other	5,354,573	0.7
			27,496,890	3.5
BELGIUM			6,484,231	0.8
BRAZIL
623,000		Banco Itau Holding Financeira S.A.	9,639,576	1.2
157,700		Cia Brasileira de Distribuicao Grupo Pao de Acucar	7,834,549	1.0
			17,474,125	2.2
CANADA
108,915	e	Dollarama, Inc	9,361,686	1.2
206,450		Suncor Energy, Inc	7,502,413	1.0
		Other	22,088,710	2.8
			38,952,809	5.0
CHINA
151,400		Tencent Holdings Ltd	8,255,904	1.1
		Other	12,745,812	1.6
			21,001,716	2.7
COLOMBIA			5,724,610	0.7
DENMARK
54,948		Novo Nordisk AS (Class B)	9,151,731	1.2
			9,151,731	1.2
FRANCE
134,281		BNP Paribas	9,906,331	1.2
144,025		Teleperformance	7,623,954	1.0
		Other	15,635,817	2.0
			33,166,102	4.2
GERMANY
52,065		Allianz AG.	8,741,834	1.1
82,393		Beiersdorf AG.	7,856,451	1.0
158,001	*	Osram Licht AG.	8,187,375	1.0
		Other	6,721,167	0.9
			31,506,827	4.0
HONG KONG
1,846,400		AIA Group Ltd	9,375,705	1.2
		Other	6,926,393	0.9
			16,302,098	2.1
INDIA			4,601,820	0.6
INDONESIA			6,015,312	0.8
IRELAND
334,853		Smurfit Kappa Group plc	8,105,626	1.0
		Other	12,925,099	1.7
			21,030,725	2.7
Shares		Company	Value	% of net assets
ITALY
269,173		Lottomatica S.p.A.	$8,174,515	1.0%
252,425	*,e	Yoox S.p.A	9,080,806	1.2
		Other	13,727,174	1.7
			30,982,495	3.9
JAPAN
218,500		Bridgestone Corp	7,490,767	1.0
299,900		Fuji Heavy Industries Ltd	8,199,724	1.0
485,900	*	ORIX Corp	8,416,314	1.1
135,200	e	Sanrio Co Ltd	7,429,488	0.9
231,500		Toyota Motor Corp	15,010,037	1.9
		Other	61,005,801	7.8
			107,552,131	13.7
KOREA, REPUBLIC OF
10,519		Samsung Electronics Co Ltd	14,506,315	1.9
		Other	3,997,860	0.5
			18,504,175	2.4
MACAU			6,785,397	0.9
MALAYSIA			4,562,485	0.6
NETHERLANDS
116,109		DSM NV	8,776,977	1.1
816,466	*	ING Groep NV	10,375,411	1.3
219,796		Royal Dutch Shell plc (A Shares)	7,320,263	0.9
		Other	13,685,972	1.8
			40,158,623	5.1
NORWAY
592,724		DNB NOR Holding ASA	10,506,928	1.3
328,483		Statoil ASA	7,772,303	1.0
		Other	3,845,744	0.5
			22,124,975	2.8
PANAMA
50,080		Copa Holdings S.A. (Class A)	7,488,963	1.0
			7,488,963	1.0
PHILIPPINES
88,704,800		Megaworld Corp	7,870,039	1.0
		Other	9,948,503	1.3
			17,818,542	2.3
POLAND			6,984,306	0.9
RUSSIA
129,340		Magnit OAO (GDR)	8,306,231	1.1
		Other	4,969,695	0.6
			13,275,926	1.7
SINGAPORE
6,274,500	e	Genting International plc	7,676,857	1.0
			7,676,857	1.0
SOUTH AFRICA			5,866,080	0.7

64	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

International Opportunities Fund ■ October 31, 2013

Shares		Company	Value	% of net assets
SPAIN
223,068		Amadeus IT Holding S.A.	$8,276,332	1.0%
		Other	3,608,439	0.5
			11,884,771	1.5
SWEDEN
213,879		Hennes & Mauritz AB (B Shares)	9,242,104	1.2
		Other	24,864,921	3.1
			34,107,025	4.3
SWITZERLAND
84,938		Lonza Group AG.	7,581,813	1.0
147,868		Novartis AG.	11,477,894	1.5
496,828		UBS AG. (Switzerland)	9,609,181	1.2
			28,668,888	3.7
TAIWAN
797,640		Eclat Textile Co Ltd	8,772,030	1.1
		Other	17,284,744	2.2
			26,056,774	3.3
THAILAND			5,271,348	0.7
UKRAINE			3,071,397	0.4
UNITED KINGDOM
1,369,237		Ashtead Group plc	14,388,142	1.8
2,197,655		Barclays plc	9,246,543	1.2
849,582		Countrywide plc	7,601,183	1.0
360,402	e	easyJet plc	7,549,386	0.9
197,038		Rightmove plc	8,372,982	1.1
165,237		SABMiller plc	8,615,581	1.1
650,501		Sports Direct International plc	7,310,384	0.9
4,389,686		Taylor Woodrow plc	7,745,013	1.0
262,376		Travis Perkins plc	7,802,418	1.0
147,835		Whitbread plc	8,129,606	1.0
		Other	49,612,981	6.4
			136,374,219	17.4
		TOTAL COMMON STOCKS (Cost $738,689,146)	778,890,587	99.4

Principal		Issuer
SHORT-TERM INVESTMENTS

TREASURY DEBT
		United States Treasury Bill
$10,000,000		0.075%, 04/24/14	9,996,130	1.3
			9,996,130	1.3
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
41,283,462	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$41,283,462	5.3%
			41,283,462	5.3
		TOTAL SHORT-TERM INVESTMENTS (Cost $51,279,837)	51,279,592	6.6
		TOTAL PORTFOLIO (Cost $789,968,983)	830,170,179	106.0
		OTHER ASSETS & LIABILITIES, NET	(46,669,564)	(6.0)
		NET ASSETS	$783,500,615	100.0%

Abbreviation(s):

GDR — Global Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan, including those in “Other,” is $39,471,734.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	65

Summary of market values by sector

International Opportunities Fund  ■  October 31, 2013

Sector	Value	% of net assets
CONSUMER DISCRETIONARY	$183,977,446	23.4%
FINANCIALS	174,555,007	22.3
INDUSTRIALS	113,095,265	14.4
INFORMATION TECHNOLOGY	94,676,562	12.1
HEALTH CARE	67,200,920	8.6
CONSUMER STAPLES	55,584,519	7.1
ENERGY	45,897,284	5.9
MATERIALS	43,903,584	5.6
SHORT-TERM INVESTMENTS	51,279,592	6.6
OTHER ASSETS & LIABILITES, NET	(46,669,564)	(6.0)
NET ASSETS	$783,500,615	100.0%

66	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

[This page intentionally left blank.]

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	67

Statements of assets and liabilities

TIAA-CREF Funds  ■  October 31, 2013

	Enhanced Large-Cap Growth Index Fund	Enhanced Large-Cap Value Index Fund	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Small-Cap Equity Fund	Social Choice Equity Fund	Emerging Markets Equity Fund	Enhanced International Equity Index Fund	Global Natural Resources Fund	International Equity Fund	International Opportunities Fund
ASSETS
Portfolio investments, at value*†	$1,496,794,620	$1,432,203,254	$4,070,782,077	$2,256,901,202	$4,439,901,394	$1,921,572,848	$4,562,186,476	$2,327,926,141	$1,762,023,870	$737,062,981	$829,884,166	$282,296,680	$3,602,617,223	$830,170,179
Affiliated investments, at value‡	–	–	–	–	198,798,936	–	–	206,556,372	–	–	–	–	–	–
Cash**	7,108,505	6,059,302	7,804,073	46,895,007	22,764,594	35,938,710	6,856,554	20,510,358	26,636,726	–	5,758,147	3,227,208	75,552,062	17,290,308
Cash-foreign^	–	–	–	–	–	–	–	–	–	1,771,727	50,609	–	4,950,912	103,421
Receivable from securities transactions	27,987,217	13,647,905	67,769,702	38,684,053	102,197,530	28,400,229	35,831,712	20,817,048	–	17,386,957	51,788	16,734,972	71,252,962	64,074,627
Receivable from Fund shares sold	33,809	6,588	1,913,118	254,790	2,209,460	2,073,120	3,054,075	1,957,468	2,953,173	97,049	14,676	82,189	2,048,039	95,150
Dividends and interest receivable	1,134,925	1,233,336	2,317,254	377,052	4,324,846	453,043	2,158,137	1,043,805	1,605,183	486,197	2,337,541	490,028	2,761,236	713,936
Due from affiliates	–	–	–	–	–	–	–	4,504	–	–	–	9	–	–
Other	43,665	43,530	101,521	60,967	98,429	59,485	112,488	64,653	56,725	12,075	33,528	3,900	111,249	–
Total assets	1,533,102,741	1,453,193,915	4,150,687,745	2,343,173,071	4,770,295,189	1,988,497,435	4,610,199,442	2,578,880,349	1,793,275,677	756,816,986	838,130,455	302,834,986	3,759,293,683	912,447,621
LIABILITIES
Management fees payable	40,549	39,178	139,637	82,290	155,973	67,469	154,273	85,332	21,413	49,246	27,187	14,156	140,159	38,670
Service agreement fees payable	–	–	12,867	3,940	24,019	11,805	31,824	11,607	8,087	309	–	284	17,819	55
Distribution fees payable	–	–	199,726	103,299	69,884	60,056	116,291	47,081	76,211	1,828	–	1,951	105,147	459
Due to affiliates	7,512	7,591	21,616	11,654	24,483	9,807	25,463	12,363	9,376	4,096	5,383	1,929	19,516	2,094
Overdraft payable	–	–	–	–	–	–	–	–	–	1,829,082	–	–	–	–
Payable for collateral for securities loaned	30,380,888	22,983,731	134,598,775	36,139,401	198,798,936	122,450,941	117,563,395	206,556,372	48,005,528	35,377,751	16,131,059	22,400,309	97,860,001	41,283,462
Payable for securities transactions	31,481,375	14,402,882	55,967,434	34,914,525	113,181,431	24,279,084	54,124,619	29,272,783	13,204,984	16,871,972	51,833	18,451,039	116,484,912	87,508,849
Payable for Fund shares redeemed	–	–	1,589,089	330,656	538,070	943,884	1,544,497	1,263,142	153,304	2,977	–	106,969	1,247,998	–
Income distribution payable	–	–	–	–	–	–	–	–	1,078	–	–	–	–	–
Payable for variation margin on open futures contracts	–	–	–	–	–	–	–	142,183	–	–	–	–	–	–
Written options§	–	43,731	119,570	8,613	–	763,450	–	–	–	–	–	–	–	–
Accrued expenses and other payables	101,905	83,928	233,099	68,167	256,538	133,785	262,335	129,156	140,545	193,934	79,482	132,535	366,990	113,417
Total liabilities	62,012,229	37,561,041	192,881,813	71,662,545	313,049,334	148,720,281	173,822,697	237,520,019	61,620,526	54,331,195	16,294,944	41,109,172	216,242,542	128,947,006
NET ASSETS	$1,471,090,512	$1,415,632,874	$3,957,805,932	$2,271,510,526	$4,457,245,855	$1,839,777,154	$4,436,376,745	$2,341,360,330	$1,731,655,151	$702,485,791	$821,835,511	$261,725,814	$3,543,051,141	$783,500,615
NET ASSETS CONSIST OF:
Paid-in-capital	$1,033,345,676	$954,282,091	$2,697,922,721	$1,504,255,811	$3,366,573,698	$1,221,037,533	$3,005,192,571	$1,586,243,055	$1,183,424,834	$664,200,686	$622,877,735	$263,502,721	$3,392,921,430	$752,146,051
Undistributed net investment income (loss)	11,398,991	16,584,136	2,963,273	6,504,421	43,883,181	2,648,667	35,384,526	10,243,420	18,750,053	4,111,740	24,824,699	3,984,373	53,361,735	1,673,550
Accumulated net realized gain (loss) on total investments	98,707,557	76,180,933	368,693,008	151,099,277	292,637,040	225,820,893	256,884,276	190,964,473	14,723,286	(44,875,473)	28,624,017	(31,599,608)	(244,491,373)	(10,524,767)
Net unrealized appreciation (depreciation) on total investments	327,638,288	368,585,714	888,226,930	609,651,017	754,151,936	390,270,061	1,138,915,372	553,909,382	514,756,978	79,048,838	145,509,060	25,838,328	341,259,349	40,205,781
NET ASSETS	$1,471,090,512	$1,415,632,874	$3,957,805,932	$2,271,510,526	$4,457,245,855	$1,839,777,154	$4,436,376,745	$2,341,360,330	$1,731,655,151	$702,485,791	$821,835,511	$261,725,814	$3,543,051,141	$783,500,615
INSTITUTIONAL CLASS:
Net assets	$1,471,090,512	$1,415,632,874	$2,307,312,964	$1,581,267,714	$2,837,162,941	$915,881,953	$2,181,142,242	$1,482,702,309	$934,574,159	$676,999,213	$821,835,511	$237,218,004	$2,059,286,160	$778,178,031
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	127,606,079	133,108,959	182,521,663	104,638,528	156,454,123	36,379,429	93,043,466	74,904,288	61,985,233	60,627,244	97,365,810	23,755,585	179,119,510	71,487,421
Net asset value per share	$11.53	$10.64	$12.64	$15.11	$18.13	$25.18	$23.44	$19.79	$15.08	$11.17	$8.44	$9.99	$11.50	$10.89
RETIREMENT CLASS:
Net assets	$–	$–	$623,205,741	$191,224,598	$1,162,307,847	$570,942,310	$1,542,181,157	$558,845,429	$392,916,879	$15,039,793	$–	$13,548,153	$862,959,591	$2,674,974
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	–	–	48,738,370	12,715,743	64,381,245	23,116,463	66,206,116	28,650,521	25,784,953	1,352,449	–	1,359,654	72,809,683	246,114
Net asset value per share	$–	$–	$12.79	$15.04	$18.05	$24.70	$23.29	$19.51	$15.24	$11.12	$–	$9.96	$11.85	$10.87
RETAIL CLASS:
Net assets	$–	$–	$857,920,529	$493,908,296	$125,957,604	$175,018,039	$255,059,294	$100,053,720	$313,597,464	$6,320,948	$–	$6,871,995	$328,367,353	$1,560,219
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	–	–	55,182,896	32,796,930	7,167,942	7,084,109	11,098,940	5,160,344	22,720,443	568,842	–	691,081	41,624,281	143,603
Net asset value per share	$–	$–	$15.55	$15.06	$17.57	$24.71	$22.98	$19.39	$13.80	$11.11	$–	$9.94	$7.89	$10.86
PREMIER CLASS:
Net assets	$–	$–	$169,366,698	$5,109,918	$331,817,463	$177,934,852	$457,994,052	$199,758,872	$90,566,649	$4,125,837	$–	$4,087,662	$292,438,037	$1,087,391
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	–	–	13,393,125	338,473	18,342,984	7,102,109	19,585,969	10,120,691	6,027,038	369,717	–	410,157	25,507,704	100,000
Net asset value per share	$–	$–	$12.65	$15.10	$18.09	$25.05	$23.38	$19.74	$15.03	$11.16	$–	$9.97	$11.46	$10.87
* Includes securities loaned of	$29,560,086	$22,548,337	$131,014,106	$36,418,170	$193,070,664	$119,544,939	$115,665,544	$203,022,486	$45,554,639	$32,517,371	$15,294,595	$21,575,825	$92,112,786	$39,471,734
** Includes cash collateral for securities loaned	$–	$–	$–	$–	$–	$–	$–	$–	$3,999,940	$–	$–	$–	$–	$–
† Portfolio investments, cost	$1,169,156,333	$1,063,622,077	$3,182,642,079	$1,647,255,239	$3,685,750,428	$1,532,241,227	$3,423,266,209	$1,774,140,021	$1,247,266,892	$657,901,051	$684,390,977	$256,377,552	$3,261,313,066	$789,968,983
‡ Affiliated investments, cost	$–	$–	$–	$–	$198,798,936	$–	$–	$206,556,372	$–	$–	$–	$–	$–	$–
^ Foreign cash, cost	$–	$–	$–	$–	$–	$–	$–	$–	$–	$1,776,909	$50,589	$–	$4,950,912	$103,321
§ Written options premiums	$–	$48,269	$201,384	$13,277	$–	$1,702,387	$–	$–	$–	$–	$–	$–	$–	$–

68	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	69

Statements of operations

TIAA-CREF Funds  ■  For the period or year ended October 31, 2013

	Enhanced Large-Cap Growth Index Fund	Enhanced Large-Cap Value Index Fund	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Small-Cap Equity Fund	Social Choice Equity Fund	Emerging Markets Equity Fund	Enhanced International Equity Index Fund	Global Natural Resources Fund	International Equity Fund
INVESTMENT INCOME
Dividends*	$20,579,315	$27,729,226	$61,172,908	$19,426,150	$80,663,098	$13,275,351	$78,863,450	$27,997,513	$29,696,801	$13,678,457	$27,719,833	$8,080,213	$74,670,954
Income from securities lending	100,822	253,486	570,503	863,821	2,406,284	1,524,493	776,115	1,567,872	40,239	342,064	1,092,419	142,428	2,511,137
Interest	1,384	296	6,951	8,692	23,686	7,921	38,680	2,544	3,788	946	1,678	2,124	15,790
Total income	20,681,521	27,983,008	61,750,362	20,298,663	83,093,068	14,807,765	79,678,245	29,567,929	29,740,828	14,021,467	28,813,930	8,224,765	77,197,881
EXPENSES
Management fees	4,137,691	4,276,672	14,689,501	8,286,848	15,946,912	6,985,984	16,763,460	8,643,417	2,186,243	5,798,366	3,389,987	1,930,055	15,172,172
Shareholder servicing – Institutional Class	2,664	2,482	4,394	2,717	4,448	2,691	6,844	3,499	7,653	1,968	1,932	1,555	3,860
Shareholder servicing – Retirement Class	–	–	1,452,947	362,831	2,466,475	1,297,358	3,525,603	1,253,056	872,058	35,226	–	32,118	1,977,362
Shareholder servicing – Retail Class	–	–	642,962	602,589	106,538	136,773	172,725	95,552	135,056	8,976	–	11,032	365,832
Shareholder servicing – Premier Class	–	–	426	166	561	424	705	370	346	198	–	243	494
Distribution fees – Retail Class	–	–	1,896,082	1,084,031	265,280	368,883	713,712	202,794	656,154	14,922	–	16,557	753,379
Distribution fees – Premier Class	–	–	226,578	6,803	461,650	250,364	620,414	267,602	122,137	4,540	–	5,266	396,697
Fund administration fees	52,531	55,166	150,023	81,740	162,877	67,464	170,220	85,009	63,424	30,528	34,827	13,556	139,703
Compliance fees	27,451	28,911	78,125	42,654	84,831	35,232	88,672	44,364	33,054	15,886	18,122	7,067	72,892
Custody and accounting fees	26,899	47,454	83,208	42,637	65,240	31,945	53,486	41,118	34,116	371,106	118,003	69,407	261,304
Trustee fees and expenses	11,095	11,996	31,831	16,935	34,841	13,687	35,951	17,597	13,179	6,757	7,321	3,003	29,391
Other expenses	171,642	158,016	383,086	253,375	408,060	247,583	411,373	254,071	282,001	236,062	178,325	171,179	370,413
Total expenses	4,429,973	4,580,697	19,639,163	10,783,326	20,007,713	9,438,388	22,563,165	10,908,449	4,405,421	6,524,535	3,748,517	2,261,038	19,543,499
Less: Expenses reimbursed by the investment adviser	–	–	–	–	–	–	–	–	–	(335)	–	(985)	–
Fee waiver by investment adviser and TPIS	–	–	–	–	–	–	(173,023)	(465,162)	–	–	–	–	–
Net expenses	4,429,973	4,580,697	19,639,163	10,783,326	20,007,713	9,438,388	22,390,142	10,443,287	4,405,421	6,524,200	3,748,517	2,260,053	19,543,499
Net Investment income (loss)	16,251,548	23,402,311	42,111,199	9,515,337	63,085,355	5,369,377	57,288,103	19,124,642	25,335,407	7,497,267	25,065,413	5,964,712	57,654,382
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	104,907,254	92,938,823	395,211,684	156,686,685	304,794,588	231,570,199	275,819,058	197,206,357	24,590,357	8,047,033	47,697,671	(21,659,861)	606,943,105
Futures transactions	–	(3,102)	–	–	–	–	–	(357,001)	–	–	814,369	–	–
Written options	–	997,878	3,625,512	(57,049)	–	3,458,263	–	–	–	–	–	–	–
Foreign currency transactions	–	20	(248,743)	(50,076)	(41,101)	5,334	22,863	–	–	(1,827,277)	(180,768)	(165,809)	(1,621,913)
Net realized gain (loss) on total investments	104,907,254	93,933,619	398,588,453	156,579,560	304,753,487	235,033,796	275,841,921	196,849,356	24,590,357	6,219,756	48,331,272	(21,825,670)	605,321,192
Change in unrealized appreciation (depreciation) on:
Portfolio investments**	163,779,856	200,847,925	442,890,200	385,491,349	628,049,188	208,981,041	697,758,949	427,847,993	340,113,940	37,876,492	125,241,220	14,844,589	140,503,960
Futures transactions	–	–	–	–	–	–	–	952,038	–	–	(31,634)	–	–
Purchased options	–	–	(38,222)	–	–	(62,000)	–	–	–	–	–	–	–
Written options	–	2,422	180,332	4,664	–	938,937	–	–	–	–	–	–	–
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	–	–	5,385	337	1,561	(1,025)	(4,978)	–	–	(6,106)	80,066	15,195	73,517
Net change in unrealized appreciation (depreciation) on total investments	163,779,856	200,850,347	443,037,695	385,496,350	628,050,749	209,856,953	697,753,971	428,800,031	340,113,940	37,870,386	125,289,652	14,859,784	140,577,477
Net realized and unrealized gain (loss) on total investments	268,687,110	294,783,966	841,626,148	542,075,910	932,804,236	444,890,749	973,595,892	625,649,387	364,704,297	44,090,142	173,620,924	(6,965,886)	745,898,669
Net increase (decrease) in net assets from operations	$284,938,658	$318,186,277	$883,737,347	$551,591,247	$995,889,591	$450,260,126	$1,030,883,995	$644,774,029	$390,039,704	$51,587,409	$198,686,337	$(1,001,174)	$803,553,051
* Net of foreign withholding taxes of	$3,983	$50,449	$451,569	$193,130	$486,927	$134,203	$96,196	$–	$82,551	$1,388,656	$2,261,800	$550,104	$4,891,996
** Includes net change in unrealized foreign capital gains taxes of	$–	$–	$–	$–	$–	$–	$–	$–	$–	$(4,845)	$–	$119,758	$88,927

70	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	71

Statements of operations	concluded

TIAA-CREF Funds  ■  For the period or year ended October 31, 2013

International Opportunities Fund‡
INVESTMENT INCOME
Dividends*	$2,773,230
Income from securities lending	119,519
Interest	1,045
Total income	2,893,794
EXPENSES
Management fees	1,044,141
Shareholder servicing – Institutional Class	1,077
Shareholder servicing – Retirement Class	2,367
Shareholder servicing – Retail Class	222
Shareholder servicing – Premier Class	118
Distribution fees – Retail Class	1,804
Distribution fees – Premier Class	850
Professional fees	87,955
Registration fees	70,388
Fund administration fees	4,853
Compliance fees	2,758
Trustee fees and expenses	1,881
Other expenses	179,048
Total expenses	1,397,462
Less: Expenses reimbursed by the investment adviser	(173,998)
Fee waiver by investment adviser and TPIS	—
Net expenses	1,223,464
Net Investment income (loss)	1,670,330
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	(10,498,699)
Futures transactions	—
Written options	—
Foreign currency transactions	(23,946)
Net realized gain (loss) on total investments	(10,522,645)
Change in unrealized appreciation (depreciation) on:
Portfolio investments	40,201,196
Affiliated investments	—
Written options	—
Futures transactions	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	4,585
Net change in unrealized appreciation (depreciation) on total investments	40,205,781
Net realized and unrealized gain (loss) on total investments	29,683,136
Net increase (decrease) in net assets from operations	$31,353,466

* Net of foreign withholding taxes of	$282,075
‡ For the period April 12, 2013 to October 31, 2013

72	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

[This page intentionally left blank.]

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	73

Statements of changes in net assets

TIAA-CREF Funds  ■  For the period or year ended

		Enhanced Large-Cap Growth Index Fund		Enhanced Large-Cap Value Index Fund		Growth & Income Fund		Large-Cap Growth Fund		Large-Cap Value Fund		Mid-Cap Growth Fund
		October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
OPERATIONS
Net investment income (loss)		$16,251,548	$11,046,916	$23,402,311	$19,765,051	$42,111,199	$31,188,426	$9,515,337	$5,279,821	$63,085,355	$46,908,433	$5,369,377	$5,462,163
Net realized gain (loss) on total investments		104,907,254	39,117,477	93,933,619	21,152,964	398,588,453	124,976,127	156,579,560	41,670,378	304,753,487	149,045,668	235,033,796	71,413,768
Net change in unrealized appreciation (depreciation) on total investments		163,779,856	52,260,178	200,850,347	85,705,766	443,037,695	185,849,724	385,496,350	99,923,216	628,050,749	192,088,178	209,856,953	46,907,223
Net increase (decrease) in net assets from operations		284,938,658	102,424,571	318,186,277	126,623,781	883,737,347	342,014,277	551,591,247	146,873,415	995,889,591	388,042,279	450,260,126	123,783,154

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(13,467,418)	(8,848,758)	(23,740,235)	(15,182,063)	(25,972,740)	(19,192,154)	(5,019,629)	(2,705,887)	(34,663,108)	(18,994,576)	(4,397,684)	–
	Retirement Class	–	–	–	–	(6,483,714)	(5,718,625)	(256,484)	(79,957)	(13,360,757)	(8,655,163)	(2,436,490)	–
	Retail Class	–	–	–	–	(5,979,036)	(5,195,854)	(125,368)	(307)	(1,358,584)	(1,015,792)	(531,254)	–
	Premier Class	–	–	–	–	(1,852,441)	(1,662,397)	(10,066)	(16,918)	(4,574,026)	(2,688,161)	(936,632)	–
From realized gains:	Institutional Class	(38,945,379)	(72,436,649)	(24,068,164)	(33,272,697)	(68,916,536)	(9,486,320)	(29,862,490)	(7,851,350)	(6,499,984)	–	(29,551,493)	(16,108,582)
	Retirement Class	–	–	–	–	(22,875,752)	(3,406,950)	(3,128,923)	(660,918)	(2,871,196)	–	(24,982,389)	(19,231,829)
	Retail Class	–	–	–	–	(24,099,778)	(3,974,750)	(10,503,061)	(3,353,532)	(313,921)	–	(6,632,090)	(4,508,171)
	Premier Class	–	–	–	–	(6,020,633)	(1,079,192)	(117,536)	(91,389)	(920,597)	–	(7,841,922)	(6,339,338)
Total distributions		(52,412,797)	(81,285,407)	(47,808,399)	(48,454,760)	(162,200,630)	(49,716,242)	(49,023,557)	(14,760,258)	(64,562,173)	(31,353,692)	(77,309,954)	(46,187,920)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	256,731,902	168,386,314	163,550,770	202,693,668	448,913,662	387,127,434	258,487,355	211,203,186	651,209,525	402,282,903	228,112,657	196,433,008
	Retirement Class	–	–	–	–	110,289,391	177,861,532	60,298,071	65,574,304	247,014,142	158,654,633	66,152,917	84,779,884
	Retail Class	–	–	–	–	76,388,203	90,927,918	26,751,318	21,771,966	30,339,506	7,988,374	36,538,467	24,886,813
	Premier Class	–	–	–	–	35,673,779	59,911,942	5,850,180	7,622,561	98,898,703	97,180,997	42,481,138	49,834,362
Reinvestments of distributions:	Institutional Class	52,412,797	81,285,407	47,808,399	48,454,760	77,453,732	16,236,052	34,877,806	10,555,612	41,090,954	18,945,462	33,376,560	16,108,582
	Retirement Class	–	–	–	–	29,351,245	9,123,603	3,385,019	740,875	16,230,552	8,655,163	27,418,878	19,231,829
	Retail Class	–	–	–	–	29,271,966	8,878,230	10,384,263	3,286,496	1,620,094	981,586	6,960,603	4,370,077
	Premier Class	–	–	–	–	7,873,074	2,741,589	127,602	108,307	5,494,623	2,688,161	8,778,554	6,339,338
Redemptions:	Institutional Class	(78,216,178)	(82,058,527)	(116,280,819)	(79,362,182)	(173,592,703)	(107,333,906)	(141,709,412)	(70,303,900)	(211,328,400)	(65,389,187)	(107,100,520)	(64,423,177)
	Retirement Class	–	–	–	–	(164,544,746)	(105,701,787)	(22,832,133)	(33,520,170)	(141,459,250)	(181,908,336)	(121,214,592)	(163,038,680)
	Retail Class	–	–	–	–	(86,527,313)	(69,734,679)	(45,586,851)	(39,709,487)	(18,420,858)	(13,850,129)	(29,300,442)	(26,168,561)
	Premier Class	–	–	–	–	(57,914,860)	(53,252,950)	(6,350,155)	(14,394,369)	(117,710,247)	(53,705,316)	(73,045,221)	(73,817,650)
Net increase (decrease) from shareholder transactions		230,928,521	167,613,194	95,078,350	171,786,246	332,635,430	416,784,978	183,683,063	162,935,381	602,979,344	382,524,311	119,158,999	74,535,825
Net increase (decrease) in net assets		463,454,382	188,752,358	365,456,228	249,955,267	1,054,172,147	709,083,013	686,250,753	295,048,538	1,534,306,762	739,212,898	492,109,171	152,131,059

NET ASSETS
Beginning of period		1,007,636,130	818,883,772	1,050,176,646	800,221,379	2,903,633,785	2,194,550,772	1,585,259,773	1,290,211,235	2,922,939,093	2,183,726,195	1,347,667,983	1,195,536,924
End of period		$1,471,090,512	$1,007,636,130	$1,415,632,874	$1,050,176,646	$3,957,805,932	$2,903,633,785	$2,271,510,526	$1,585,259,773	$4,457,245,855	$2,922,939,093	$1,839,777,154	$1,347,667,983
Undistributed net investment income (loss) included in net assets		$11,398,991	$8,709,650	$16,584,136	$16,739,149	$2,963,273	$1,053,872	$6,504,421	$2,641,017	$43,883,181	$37,276,393	$2,648,667	$5,564,998

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	25,152,950	17,770,783	17,799,821	24,877,284	40,662,376	38,608,196	19,793,156	18,771,371	40,718,752	30,503,296	10,216,460	9,963,847
	Retirement Class	–	–	–	–	9,742,387	17,784,860	4,598,012	5,904,414	15,493,902	12,020,452	3,030,943	4,440,744
	Retail Class	–	–	–	–	5,602,264	7,541,319	2,050,592	1,929,801	1,918,590	619,597	1,658,078	1,294,066
	Premier Class	–	–	–	–	3,184,004	6,010,678	445,389	672,147	6,120,644	7,318,859	1,909,962	2,556,411
Shares reinvested:	Institutional Class	5,672,381	9,386,306	5,732,422	6,392,449	7,650,412	1,701,364	3,009,301	1,006,254	2,924,623	1,569,632	1,741,083	903,454
	Retirement Class	–	–	–	–	2,849,482	930,201	292,822	70,762	1,157,671	718,867	1,454,582	1,095,831
	Retail Class	–	–	–	–	2,344,565	758,092	895,968	313,299	118,601	83,610	368,872	248,724
	Premier Class	–	–	–	–	771,520	283,823	11,010	10,334	391,634	222,899	459,610	356,744
Shares redeemed:	Institutional Class	(7,623,163)	(8,579,690)	(11,969,931)	(9,630,155)	(15,423,677)	(10,726,655)	(11,009,934)	(6,159,644)	(12,961,310)	(4,993,489)	(4,988,415)	(3,322,610)
	Retirement Class	–	–	–	–	(14,406,822)	(10,432,225)	(1,766,305)	(2,914,270)	(8,838,343)	(13,846,380)	(5,688,470)	(8,566,615)
	Retail Class	–	–	–	–	(6,342,101)	(5,731,410)	(3,530,023)	(3,513,646)	(1,165,984)	(1,082,008)	(1,349,830)	(1,375,538)
	Premier Class	–	–	–	–	(5,345,020)	(5,228,527)	(486,534)	(1,274,942)	(7,207,177)	(3,973,019)	(3,320,352)	(3,700,057)
Net increase (decrease) from shareholder transactions		23,202,168	18,577,399	11,562,312	21,639,578	31,289,390	41,499,716	14,303,454	14,815,880	38,671,603	29,162,316	5,492,523	3,895,001

74	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	75

Statements of changes in net assets	continued

TIAA-CREF Funds ■ For the period or year ended

		Mid-Cap Value Fund		Small-Cap Equity Fund		Social Choice Equity Fund		Emerging Markets Equity Fund		Enhanced International Equity Index Fund		Global Natural Resources Fund
		October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012 *
OPERATIONS
Net investment income (loss)		$57,288,103	$43,756,164	$19,124,642	$12,305,384	$25,335,407	$22,307,911	$7,497,267	$6,142,565	$25,065,413	$22,897,631	$5,964,712	$3,376,668
Net realized gain (loss) on total investments		275,841,921	131,883,997	196,849,356	33,978,202	24,590,357	4,255,949	6,219,756	(36,628,459)	48,331,272	(4,200,020)	(21,825,670)	(9,885,557)
Net change in unrealized appreciation (depreciation) on total investments		697,753,971	165,116,078	428,800,031	84,233,209	340,113,940	94,970,768	37,870,386	58,123,149	125,289,652	24,758,246	14,859,784	10,978,545
Net increase (decrease) in net assets from operations		1,030,883,995	340,756,239	644,774,029	130,516,795	390,039,704	121,534,628	51,587,409	27,637,255	198,686,337	43,455,857	(1,001,174)	4,469,656

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(24,226,412)	(13,760,197)	(11,308,204)	(5,185,360)	(12,778,678)	(8,798,595)	(6,823,353)	(2,775,473)	(25,469,837)	(17,033,076)	(4,781,428)	(118,006)
	Retirement Class	(18,504,300)	(12,739,291)	(4,439,347)	(2,095,473)	(5,458,025)	(4,664,255)	(110,035)	(31,552)	–	–	(191,608)	(3,894)
	Retail Class	(3,265,074)	(1,720,671)	(548,391)	(299,763)	(4,306,526)	(3,302,221)	(41,109)	(13,506)	–	–	(98,573)	(1,763)
	Premier Class	(5,681,008)	(3,901,158)	(1,660,428)	(948,680)	(1,414,210)	(1,315,612)	(20,775)	(43,368)	–	–	(49,581)	(1,794)
From realized gains:	Institutional Class	(25,110,963)	–	(17,443,993)	(21,334,569)	–	–	–	–	–	–	–	–
	Retirement Class	(22,402,003)	–	(8,782,533)	(14,230,904)	–	–	–	–	–	–	–	–
	Retail Class	(4,075,134)	–	(1,268,631)	(2,083,615)	–	–	–	–	–	–	–	–
	Premier Class	(6,417,385)	–	(2,917,648)	(4,725,975)	–	–	–	–	–	–	–	–
Total distributions		(109,682,279)	(32,121,317)	(48,369,175)	(50,904,339)	(23,957,439)	(18,080,683)	(6,995,272)	(2,863,899)	(25,469,837)	(17,033,076)	(5,121,190)	(125,457)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	475,774,247	372,818,008	260,302,530	289,712,510	216,099,106	185,545,173	122,375,900	248,196,014	200,738,462	198,457,192	86,648,042	253,413,946
	Retirement Class	226,783,579	238,678,778	47,907,438	114,076,363	64,358,282	38,319,511	9,315,512	7,483,565	–	–	5,716,330	15,578,873
	Retail Class	132,200,836	57,320,732	17,182,861	6,648,486	61,875,125	42,700,058	2,263,079	1,659,859	–	–	2,693,221	7,377,440
	Premier Class	107,104,158	109,380,922	40,594,283	66,144,710	25,353,399	20,428,164	2,561,267	3,777,668	–	–	2,030,087	2,667,515
Reinvestments of distributions:	Institutional Class	48,414,337	13,180,757	28,714,547	26,481,707	11,693,949	7,476,776	6,823,353	2,775,473	25,469,837	17,033,076	4,781,428	118,006
	Retirement Class	40,888,940	12,739,173	13,220,509	16,326,377	5,454,719	4,664,255	110,035	31,552	–	–	191,608	3,894
	Retail Class	7,199,620	1,658,192	1,760,127	2,320,470	4,074,066	3,130,318	39,972	13,088	–	–	95,084	1,723
	Premier Class	12,098,393	3,901,158	4,578,076	5,674,655	1,414,134	1,315,612	20,775	43,368	–	–	49,581	1,794
Redemptions:	Institutional Class	(159,809,072)	(80,328,081)	(128,068,144)	(48,858,100)	(99,267,047)	(79,728,976)	(91,512,635)	(49,142,240)	(214,248,745)	(141,669,018)	(93,500,406)	(13,458,860)
	Retirement Class	(292,439,099)	(337,334,932)	(147,161,353)	(130,557,451)	(78,115,784)	(93,910,019)	(5,756,165)	(2,620,989)	–	–	(3,333,691)	(3,928,196)
	Retail Class	(151,226,160)	(32,474,802)	(11,523,493)	(12,103,518)	(40,111,185)	(42,264,046)	(1,555,746)	(1,003,342)	–	–	(1,898,602)	(1,085,518)
	Premier Class	(137,532,641)	(86,699,531)	(62,984,860)	(71,850,695)	(40,038,586)	(28,784,718)	(779,242)	(10,122,426)	–	–	(487,263)	(172,057)
Net increase (decrease) from shareholder transactions		309,457,138	272,840,374	64,522,521	264,015,514	132,790,178	58,892,108	43,906,105	201,091,590	11,959,554	73,821,250	2,985,419	260,518,560
Net increase (decrease) in net assets		1,230,658,854	581,475,296	660,927,375	343,627,970	498,872,443	162,346,053	88,498,242	225,864,946	185,176,054	100,244,031	(3,136,945)	264,862,759

NET ASSETS
Beginning of period		3,205,717,891	2,624,242,595	1,680,432,955	1,336,804,985	1,232,782,708	1,070,436,655	613,987,549	388,122,603	636,659,457	536,415,426	264,862,759	–
End of period		$4,436,376,745	$3,205,717,891	$2,341,360,330	$1,680,432,955	$1,731,655,151	$1,232,782,708	$702,485,791	$613,987,549	$821,835,511	$636,659,457	$261,725,814	$264,862,759
Undistributed net investment income (loss) included in net assets		$35,384,526	$28,935,547	$10,243,420	$8,462,991	$18,750,053	$17,510,624	$4,111,740	$4,696,831	$24,824,699	$22,309,142	$3,984,373	$3,606,118

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	22,955,087	20,988,357	15,488,466	20,085,894	16,143,766	16,651,748	11,173,749	25,042,918	27,275,826	31,181,728	8,714,210	25,377,218
	Retirement Class	10,983,536	13,362,244	2,841,253	7,997,157	4,670,740	3,361,914	848,382	741,544	–	–	569,263	1,504,276
	Retail Class	6,704,641	3,265,963	1,005,829	469,504	4,996,614	4,161,443	206,852	163,603	–	–	268,512	715,329
	Premier Class	5,081,574	6,152,856	2,320,371	4,662,448	1,889,023	1,820,656	235,676	373,716	–	–	202,550	268,973
Shares reinvested:	Institutional Class	2,655,751	807,644	2,008,010	1,968,900	1,002,911	702,705	635,914	289,716	3,751,080	2,725,292	479,582	11,896
	Retirement Class	2,251,594	783,467	936,297	1,229,396	461,873	433,079	10,274	3,297	–	–	19,218	392
	Retail Class	401,764	103,250	125,276	175,527	380,754	319,746	3,732	1,368	–	–	9,537	174
	Premier Class	664,382	239,188	320,594	422,536	121,594	123,881	1,935	4,527	–	–	4,973	181
Shares redeemed:	Institutional Class	(7,904,262)	(4,483,595)	(7,952,317)	(3,415,627)	(7,482,629)	(7,111,522)	(8,284,192)	(4,866,260)	(27,047,788)	(21,505,440)	(9,476,548)	(1,350,773)
	Retirement Class	(14,130,690)	(19,003,628)	(9,341,111)	(9,295,946)	(5,845,839)	(8,172,704)	(530,543)	(263,589)	–	–	(339,287)	(394,208)
	Retail Class	(7,008,298)	(1,863,744)	(704,066)	(858,127)	(3,359,968)	(4,020,804)	(142,518)	(103,015)	–	–	(192,681)	(109,790)
	Premier Class	(6,644,252)	(4,763,792)	(3,683,136)	(4,867,390)	(3,152,127)	(2,539,467)	(70,591)	(947,216)	–	–	(49,831)	(16,689)
Net increase (decrease) from shareholder transactions		16,010,827	15,588,210	3,365,466	18,574,272	9,826,712	5,730,675	4,088,670	20,440,609	3,979,118	12,401,580	209,498	26,006,979

*	For the period November 1, 2011 to October 31, 2012.

76	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	77

Statements of changes in net assets	concluded

TIAA-CREF Funds ■ For the period or year ended

		International Equity Fund		International Opportunities Fund**
		October 31, 2013	October 31, 2012	October 31, 2013
OPERATIONS
Net investment income (loss)		$57,654,382	$50,926,417	$1,670,330
Net realized gain (loss) on total investments		605,321,192	(78,635,540)	(10,522,645)
Net change in unrealized appreciation (depreciation) on total investments		140,577,477	367,838,640	40,205,781
Net increase (decrease) in net assets from operations		803,553,051	340,129,517	31,353,466

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(28,285,771)	(19,841,910)	–
	Retirement Class	(11,487,152)	(9,709,478)	–
	Retail Class	(6,326,126)	(5,444,549)	–
	Premier Class	(4,564,092)	(3,518,270)	–
From realized gains:	Institutional Class	–	–	–
	Retirement Class	–	–	–
	Retail Class	–	–	–
	Premier Class	–	–	–
Total distributions		(50,663,141)	(38,514,207)	–

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	484,480,309	506,995,688	764,379,280
	Retirement Class	98,236,698	92,323,919	2,615,138
	Retail Class	41,304,573	14,068,003	1,628,485
	Premier Class	58,299,071	89,185,524	1,000,021
Reinvestments of distributions:	Institutional Class	28,223,602	19,724,590	–
	Retirement Class	11,479,120	9,702,540	–
	Retail Class	6,126,574	5,271,863	–
	Premier Class	4,564,092	3,518,270	–
Redemptions:	Institutional Class	(529,758,063)	(147,557,060)	(17,194,921)
	Retirement Class	(151,586,821)	(211,246,996)	(85,855)
	Retail Class	(55,268,241)	(36,133,627)	(194,979)
	Premier Class	(93,970,526)	(82,427,446)	(20)
Net increase (decrease) from shareholder transactions		(97,869,612)	263,425,268	752,147,149
Net increase (decrease) in net assets		655,020,298	565,040,578	783,500,615

NET ASSETS
Beginning of period		2,888,030,843	2,322,990,265	–
End of period		$3,543,051,141	$2,888,030,843	$783,500,615
Undistributed net investment income (loss) included in net assets		$53,361,735	$47,992,407	$1,673,550

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	48,141,547	62,052,491	73,224,874
	Retirement Class	9,389,137	10,815,851	254,696
	Retail Class	6,074,431	2,445,677	162,240
	Premier Class	5,721,972	11,092,283	100,002
Shares reinvested:	Institutional Class	3,015,342	2,605,626	–
	Retirement Class	1,187,086	1,242,323	–
	Retail Class	949,857	1,004,164	–
	Premier Class	488,138	465,380	–
Shares redeemed:	Institutional Class	(53,533,277)	(17,377,204)	(1,737,453)
	Retirement Class	(14,573,775)	(25,352,079)	(8,582)
	Retail Class	(7,968,472)	(6,374,768)	(18,637)
	Premier Class	(9,516,063)	(9,637,899)	(2)
Net increase (decrease) from shareholder transactions		(10,624,077)	32,981,845	71,977,138

**	For the period April 12, 2013 to October 31, 2013

78	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

[This page intentionally left blank.]

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	79

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations:
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from:		Total	Net asset
	period		value,	investment		unrealized gain	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		(loss) on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

ENHANCED LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/13		$9.65	$0.14		$2.22	$2.36	$(0.12)	$(0.36)	$(0.48)	$11.53
	10/31/12		9.54	0.11		0.93	1.04	(0.10)	(0.83)	(0.93)	9.65
	10/31/11		9.05	0.10		0.86	0.96	(0.09)	(0.38)	(0.47)	9.54
	10/31/10	†	8.63	0.00	[d]	0.42	0.42	–	–	–	9.05
	9/30/10		7.77	0.10		0.85	0.95	(0.09)	–	(0.09)	8.63
	9/30/09		7.99	0.09		(0.27)	(0.18)	(0.04)	–	(0.04)	7.77

ENHANCED LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/13		8.64	0.18		2.20	2.38	(0.19)	(0.19)	(0.38)	10.64
	10/31/12		8.01	0.17		0.94	1.11	(0.15)	(0.33)	(0.48)	8.64
	10/31/11		7.72	0.15		0.32	0.47	(0.11)	(0.07)	(0.18)	8.01
	10/31/10	†	7.48	0.01		0.23	0.24	–	–	–	7.72
	9/30/10		7.10	0.14		0.36	0.50	(0.12)	–	(0.12)	7.48
	9/30/09		8.03	0.15		(0.97)	(0.82)	(0.11)	–	(0.11)	7.10

GROWTH & INCOME FUND
Institutional Class:	10/31/13		10.34	0.15		2.76	2.91	(0.16)	(0.45)	(0.61)	12.64
	10/31/12		9.21	0.13		1.22	1.35	(0.14)	(0.08)	(0.22)	10.34
	10/31/11		8.53	0.10		0.68	0.78	(0.10)	–	(0.10)	9.21
	10/31/10	†	8.22	0.00	[d]	0.31	0.31	–	–	–	8.53
	9/30/10		7.83	0.10		0.39	0.49	(0.10)	–	(0.10)	8.22
	9/30/09		8.16	0.11		(0.32)	(0.21)	(0.12)	–	(0.12)	7.83
Retirement Class:	10/31/13		10.46	0.13		2.78	2.91	(0.13)	(0.45)	(0.58)	12.79
	10/31/12		9.31	0.11		1.24	1.35	(0.12)	(0.08)	(0.20)	10.46
	10/31/11		8.62	0.08		0.69	0.77	(0.08)	–	(0.08)	9.31
	10/31/10	†	8.31	0.00	[d]	0.31	0.31	–	–	–	8.62
	9/30/10		7.91	0.08		0.40	0.48	(0.08)	–	(0.08)	8.31
	9/30/09		8.25	0.09		(0.33)	(0.24)	(0.10)	–	(0.10)	7.91
Retail Class:	10/31/13		12.59	0.14		3.38	3.52	(0.11)	(0.45)	(0.56)	15.55
	10/31/12		11.16	0.12		1.49	1.61	(0.10)	(0.08)	(0.18)	12.59
	10/31/11		10.32	0.10		0.82	0.92	(0.08)	–	(0.08)	11.16
	10/31/10	†	9.95	0.00	[d]	0.37	0.37	–	–	–	10.32
	9/30/10		9.45	0.10		0.48	0.58	(0.08)	–	(0.08)	9.95
	9/30/09		9.83	0.12		(0.40)	(0.28)	(0.10)	–	(0.10)	9.45
Premier Class:	10/31/13		10.35	0.14		2.75	2.89	(0.14)	(0.45)	(0.59)	12.65
	10/31/12		9.21	0.12		1.23	1.35	(0.13)	(0.08)	(0.21)	10.35
	10/31/11		8.53	0.09		0.68	0.77	(0.09)	–	(0.09)	9.21
	10/31/10	†	8.23	0.00	[d]	0.30	0.30	–	–	–	8.53
	9/30/10		7.83	0.09		0.40	0.49	(0.09)	–	(0.09)	8.23
	9/30/09	§	7.83	0.00	[d]	–	0.00 [d]	–	–	–	7.83

80	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

			Ratios and supplemental data

	For the
	period				Net assets at		Ratios to average net assets						Portfolio
	or year				end of period		Gross		Net		Net investment		turnover
	ended		Total return		(in thousands	)	expenses		expenses		income (loss)		rate

ENHANCED LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/13		25.73%		$1,471,091		0.37%		0.37%		1.34%		104%
	10/31/12		12.07		1,007,636		0.38		0.38		1.16		150
	10/31/11		10.78		818,884		0.38		0.37		1.05		121
	10/31/10	†	4.87	[b]	777,478		0.47	[c]	0.40	[c]	0.41	[c]	8	[b]
	9/30/10		12.22		737,787		0.40		0.39		1.21		130
	9/30/09		(2.04)		495,248		0.45		0.40		1.39		141

ENHANCED LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/13		28.65		1,415,633		0.36		0.36		1.86		80
	10/31/12		14.73		1,050,177		0.38		0.38		2.12		87
	10/31/11		6.19		800,221		0.38		0.37		1.79		114
	10/31/10	†	3.21	[b]	752,004		0.47	[c]	0.40	[c]	1.44	[c]	10	[b]
	9/30/10		7.12		726,396		0.40		0.39		1.87		54
	9/30/09		(10.01)		498,134		0.45		0.40		2.50		66

GROWTH & INCOME FUND
Institutional Class:	10/31/13		29.53		2,307,313		0.45		0.45		1.35		146
	10/31/12		14.83		1,547,720		0.46		0.46		1.33		111
	10/31/11		9.20		1,105,465		0.47		0.47		1.09		116
	10/31/10	†	3.77	[b]	684,913		0.53	[c]	0.52	[c]	0.42	[c]	13	[b]
	9/30/10		6.27		600,386		0.48		0.48		1.23		126
	9/30/09		(2.34)		391,884		0.53		0.51		1.62		133
Retirement Class:	10/31/13		29.05		623,206		0.70		0.70		1.12		146
	10/31/12		14.61		528,574		0.71		0.71		1.08		111
	10/31/11		8.92		393,410		0.72		0.72		0.86		116
	10/31/10	†	3.73	[b]	513,285		0.78	[c]	0.77	[c]	0.18	[c]	13	[b]
	9/30/10		6.07		545,887		0.73		0.73		0.98		126
	9/30/09		(2.66)		488,991		0.78		0.75		1.36		133
Retail Class:	10/31/13		28.98		857,921		0.79		0.79		1.03		146
	10/31/12		14.52		674,389		0.82		0.82		0.99		111
	10/31/11		8.90		569,318		0.72		0.72		0.85		116
	10/31/10	†	3.72	[b]	501,950		0.75	[c]	0.74	[c]	0.20	[c]	13	[b]
	9/30/10		6.17		487,427		0.66		0.66		1.04		126
	9/30/09		(2.63)		475,828		0.94		0.70		1.48		133
Premier Class:	10/31/13		29.20		169,367		0.60		0.60		1.23		146
	10/31/12		14.77		152,950		0.61		0.61		1.20		111
	10/31/11		9.03		126,358		0.62		0.62		0.95		116
	10/31/10	†	3.65	[b]	112,196		0.68	[c]	0.67	[c]	0.22	[c]	13	[b]
	9/30/10		6.25		72,282		0.64		0.64		1.07		126
	9/30/09	§	0.00	[b]	250		221.06	[c]	0.67	[c]	0.00	[c]	133

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	81

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations:
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from:		Total	Net asset
	period		value,	investment		unrealized gain	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		(loss) on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

LARGE-CAP GROWTH FUND
Institutional Class:	10/31/13		$11.65	$0.08		$3.75	$3.83	$(0.05)	$(0.32)	$(0.37)	$15.11
	10/31/12		10.64	0.05		1.09	1.14	(0.03)	(0.10)	(0.13)	11.65
	10/31/11		9.91	0.04		0.72	0.76	(0.03)	–	(0.03)	10.64
	10/31/10	†	9.38	0.00	[d]	0.53	0.53	–	–	–	9.91
	9/30/10		8.51	0.04		0.88	0.92	(0.05)	–	(0.05)	9.38
	9/30/09		8.96	0.06		(0.44)	(0.38)	(0.07)	–	(0.07)	8.51
Retirement Class:	10/31/13		11.60	0.04		3.75	3.79	(0.03)	(0.32)	(0.35)	15.04
	10/31/12		10.60	0.03		1.08	1.11	(0.01)	(0.10)	(0.11)	11.60
	10/31/11		9.87	0.01		0.73	0.74	(0.01)	–	(0.01)	10.60
	10/31/10	†	9.35	0.00	[d]	0.52	0.52	–	–	–	9.87
	9/30/10		8.48	0.02		0.88	0.90	(0.03)	–	(0.03)	9.35
	9/30/09		8.90	0.04		(0.42)	(0.38)	(0.04)	–	(0.04)	8.48
Retail Class:	10/31/13		11.61	0.03		3.74	3.77	0.00 [d]	(0.32)	(0.32)	15.06
	10/31/12		10.61	0.01		1.09	1.10	0.00 [d]	(0.10)	(0.10)	11.61
	10/31/11		9.89	0.01		0.72	0.73	(0.01)	–	(0.01)	10.61
	10/31/10	†	9.37	0.00	[d]	0.52	0.52	–	–	–	9.89
	9/30/10		8.49	0.02		0.89	0.91	(0.03)	–	(0.03)	9.37
	9/30/09		8.93	0.04		(0.43)	(0.39)	(0.05)	–	(0.05)	8.49
Premier Class:	10/31/13		11.63	0.06		3.76	3.82	(0.03)	(0.32)	(0.35)	15.10
	10/31/12		10.62	0.04		1.09	1.13	(0.02)	(0.10)	(0.12)	11.63
	10/31/11		9.90	0.02		0.73	0.75	(0.03)	–	(0.03)	10.62
	10/31/10	†	9.38	0.00	[d]	0.52	0.52	–	–	–	9.90
	9/30/10		8.51	0.02		0.90	0.92	(0.05)	–	(0.05)	9.38
	9/30/09	§	8.51	0.00	[d]	–	0.00 [d]	–	–	–	8.51

LARGE-CAP VALUE FUND
Institutional Class:	10/31/13		14.11	0.29		4.05	4.34	(0.27)	(0.05)	(0.32)	18.13
	10/31/12		12.27	0.26		1.77	2.03	(0.19)	–	(0.19)	14.11
	10/31/11		12.21	0.19		0.03	0.22	(0.16)	–	(0.16)	12.27
	10/31/10	†	11.83	0.01		0.37	0.38	–	–	–	12.21
	9/30/10		11.14	0.18		0.66	0.84	(0.15)	–	(0.15)	11.83
	9/30/09		11.56	0.19		(0.35)	(0.16)	(0.26)	–	(0.26)	11.14
Retirement Class:	10/31/13		14.05	0.25		4.03	4.28	(0.23)	(0.05)	(0.28)	18.05
	10/31/12		12.21	0.22		1.77	1.99	(0.15)	–	(0.15)	14.05
	10/31/11		12.15	0.16		0.03	0.19	(0.13)	–	(0.13)	12.21
	10/31/10	†	11.78	0.01		0.36	0.37	–	–	–	12.15
	9/30/10		11.10	0.14		0.66	0.80	(0.12)	–	(0.12)	11.78
	9/30/09		11.51	0.17		(0.35)	(0.18)	(0.23)	–	(0.23)	11.10
Retail Class:	10/31/13		13.68	0.22		3.94	4.16	(0.22)	(0.05)	(0.27)	17.57
	10/31/12		11.91	0.20		1.72	1.92	(0.15)	–	(0.15)	13.68
	10/31/11		11.86	0.15		0.03	0.18	(0.13)	–	(0.13)	11.91
	10/31/10	†	11.49	0.01		0.36	0.37	–	–	–	11.86
	9/30/10		10.84	0.14		0.64	0.78	(0.13)	–	(0.13)	11.49
	9/30/09		11.26	0.17		(0.34)	(0.17)	(0.25)	–	(0.25)	10.84
Premier Class:	10/31/13		14.08	0.27		4.04	4.31	(0.25)	(0.05)	(0.30)	18.09
	10/31/12		12.24	0.24		1.77	2.01	(0.17)	–	(0.17)	14.08
	10/31/11		12.20	0.17		0.02	0.19	(0.15)	–	(0.15)	12.24
	10/31/10	†	11.82	0.01		0.37	0.38	–	–	–	12.20
	9/30/10		11.14	0.16		0.66	0.82	(0.14)	–	(0.14)	11.82
	9/30/09	§	11.14	0.00	[d]	–	0.00 [d]	–	–	–	11.14

82	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

(continued)

			Ratios and supplemental data

	For the
	period				Net assets at		Ratios to average net assets						Portfolio
	or year				end of period		Gross		Net		Net investment		turnover
	ended		Total return		(in thousands	)	expenses		expenses		income (loss	)	rate

LARGE-CAP GROWTH FUND
Institutional Class:	10/31/13		33.71%		$1,581,268		0.46%		0.46%		0.61%		102%
	10/31/12		10.95		1,082,094		0.47		0.47		0.48		148
	10/31/11		7.71		843,064		0.48		0.48		0.34		160
	10/31/10	†	5.65	[b]	542,509		0.58	[c]	0.52	[c]	(0.22)[c]		18	[b]
	9/30/10		10.82		497,251		0.50		0.50		0.45		214
	9/30/09		(3.97)		333,710		0.53		0.50		0.76		269
Retirement Class:	10/31/13		33.49		191,225		0.71		0.71		0.34		102
	10/31/12		10.57		111,273		0.72		0.72		0.23		148
	10/31/11		7.49		69,209		0.73		0.73		0.10		160
	10/31/10	†	5.56	[b]	40,808		0.83	[c]	0.77	[c]	(0.47)[c]		18	[b]
	9/30/10		10.65		38,261		0.75		0.75		0.20		214
	9/30/09		(4.17)		39,754		0.77		0.72		0.55		269
Retail Class:	10/31/13		33.29		493,908		0.85		0.85		0.24		102
	10/31/12		10.44		387,606		0.89		0.89		0.06		148
	10/31/11		7.41		367,733		0.79		0.79		0.05		160
	10/31/10	†	5.55	[b]	357,252		0.84	[c]	0.79	[c]	(0.49)[c]		18	[b]
	9/30/10		10.78		340,417		0.67		0.67		0.28		214
	9/30/09		(4.21)		325,741		1.05		0.67		0.63		269
Premier Class:	10/31/13		33.68		5,110		0.62		0.62		0.48		102
	10/31/12		10.72		4,288		0.63		0.63		0.35		148
	10/31/11		7.55		10,205		0.63		0.63		0.20		160
	10/31/10	†	5.54	[b]	6,771		0.73	[c]	0.67	[c]	(0.36)[c]		18	[b]
	9/30/10		10.78		4,650		0.66		0.66		0.26		214
	9/30/09	§	0.00	[b]	250		221.05	[c]	0.67	[c]	0.00	[c]	269

LARGE-CAP VALUE FUND
Institutional Class:	10/31/13		31.38		2,837,163		0.45		0.45		1.78		54
	10/31/12		16.79		1,774,248		0.46		0.46		1.93		63
	10/31/11		1.77		1,210,661		0.47		0.47		1.48		68
	10/31/10	†	3.21	[b]	643,951		0.53	[c]	0.52	[c]	0.89	[c]	11	[b]
	9/30/10		7.59		580,659		0.49		0.49		1.53		73
	9/30/09		(0.66)		372,327		0.53		0.52		2.17		139
Retirement Class:	10/31/13		31.06		1,162,308		0.70		0.70		1.54		54
	10/31/12		16.53		794,585		0.71		0.71		1.70		63
	10/31/11		1.52		704,222		0.72		0.72		1.22		68
	10/31/10	†	3.14	[b]	788,706		0.78	[c]	0.77	[c]	0.66	[c]	11	[b]
	9/30/10		7.33		818,179		0.74		0.74		1.27		73
	9/30/09		(0.88)		630,788		0.77		0.76		1.86		139
Retail Class:	10/31/13		30.94		125,958		0.80		0.80		1.44		54
	10/31/12		16.36		86,119		0.84		0.84		1.58		63
	10/31/11		1.49		79,489		0.72		0.72		1.22		68
	10/31/10	†	3.22	[b]	81,100		0.75	[c]	0.74	[c]	0.68	[c]	11	[b]
	9/30/10		7.28		79,558		0.70		0.70		1.30		73
	9/30/09		(0.82)		74,703		0.92		0.71		1.96		139
Premier Class:	10/31/13		31.21		331,817		0.60		0.60		1.65		54
	10/31/12		16.66		267,987		0.61		0.61		1.79		63
	10/31/11		1.54		189,354		0.62		0.62		1.31		68
	10/31/10	†	3.21	[b]	163,731		0.68	[c]	0.67	[c]	0.68	[c]	11	[b]
	9/30/10		7.46		114,733		0.64		0.64		1.39		73
	9/30/09	§	0.00	[b]	250		221.09	[c]	0.67	[c]	0.00	[c]	139

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	83

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations:
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from:		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss)	[a]	unrealized gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

MID-CAP GROWTH FUND
Institutional Class:	10/31/13		$19.94	$0.10		$6.33	$6.43	$(0.15)	$(1.04)	$(1.19)	$25.18
	10/31/12		18.75	0.11		1.80	1.91	–	(0.72)	(0.72)	19.94
	10/31/11		17.57	0.03		1.15	1.18	–	–	–	18.75
	10/31/10	†	16.85	0.00	[d]	0.72	0.72	–	–	–	17.57
	9/30/10		13.90	0.03		2.95	2.98	(0.03)	–	(0.03)	16.85
	9/30/09		14.30	0.04		(0.41)	(0.37)	(0.03)	–	(0.03)	13.90
Retirement Class:	10/31/13		19.58	0.05		6.21	6.26	(0.10)	(1.04)	(1.14)	24.70
	10/31/12		18.47	0.06		1.77	1.83	–	(0.72)	(0.72)	19.58
	10/31/11		17.35	(0.02)		1.14	1.12	–	–	–	18.47
	10/31/10	†	16.64	(0.01)		0.72	0.71	–	–	–	17.35
	9/30/10		13.74	(0.01)		2.92	2.91	(0.01)	–	(0.01)	16.64
	9/30/09		14.12	0.01		(0.39)	(0.38)	–	–	–	13.74
Retail Class:	10/31/13		19.58	0.03		6.22	6.25	(0.08)	(1.04)	(1.12)	24.71
	10/31/12		18.49	0.04		1.77	1.81	–	(0.72)	(0.72)	19.58
	10/31/11		17.37	(0.02)		1.14	1.12	–	–	–	18.49
	10/31/10	†	16.66	(0.01)		0.72	0.71	–	–	–	17.37
	9/30/10		13.76	(0.01)		2.92	2.91	(0.01)	–	(0.01)	16.66
	9/30/09		14.15	0.02		(0.40)	(0.38)	(0.01)	–	(0.01)	13.76
Premier Class:	10/31/13		19.84	0.07		6.30	6.37	(0.12)	(1.04)	(1.16)	25.05
	10/31/12		18.69	0.08		1.79	1.87	–	(0.72)	(0.72)	19.84
	10/31/11		17.54	0.00	[d]	1.15	1.15	–	–	–	18.69
	10/31/10	†	16.83	(0.01)		0.72	0.71	–	–	–	17.54
	9/30/10		13.90	0.00	[d]	2.96	2.96	(0.03)	–	(0.03)	16.83
	9/30/09	§	13.90	0.00	[d]	–	0.00 [d]	–	–	–	13.90

MID-CAP VALUE FUND
Institutional Class:	10/31/13		18.50	0.33		5.26	5.59	(0.32)	(0.33)	(0.65)	23.44
	10/31/12		16.65	0.28		1.80	2.08	(0.23)	–	(0.23)	18.50
	10/31/11		15.96	0.23		0.70	0.93	(0.24)	–	(0.24)	16.65
	10/31/10	†	15.42	0.00	[d]	0.54	0.54	–	–	–	15.96
	9/30/10		13.89	0.24		1.49	1.73	(0.20)	–	(0.20)	15.42
	9/30/09		14.78	0.24		(0.88)	(0.64)	(0.22)	(0.03)	(0.25)	13.89
Retirement Class:	10/31/13		18.39	0.28		5.22	5.50	(0.27)	(0.33)	(0.60)	23.29
	10/31/12		16.54	0.24		1.79	2.03	(0.18)	–	(0.18)	18.39
	10/31/11		15.86	0.20		0.68	0.88	(0.20)	–	(0.20)	16.54
	10/31/10	†	15.33	0.00	[d]	0.53	0.53	–	–	–	15.86
	9/30/10		13.81	0.20		1.49	1.69	(0.17)	–	(0.17)	15.33
	9/30/09		14.69	0.21		(0.87)	(0.66)	(0.19)	(0.03)	(0.22)	13.81
Retail Class:	10/31/13		18.15	0.27		5.16	5.43	(0.27)	(0.33)	(0.60)	22.98
	10/31/12		16.35	0.22		1.76	1.98	(0.18)	–	(0.18)	18.15
	10/31/11		15.68	0.21		0.67	0.88	(0.21)	–	(0.21)	16.35
	10/31/10	†	15.15	0.00	[d]	0.53	0.53	–	–	–	15.68
	9/30/10		13.66	0.20		1.47	1.67	(0.18)	–	(0.18)	15.15
	9/30/09		14.55	0.22		(0.87)	(0.65)	(0.21)	(0.03)	(0.24)	13.66
Premier Class:	10/31/13		18.46	0.30		5.24	5.54	(0.29)	(0.33)	(0.62)	23.38
	10/31/12		16.61	0.26		1.79	2.05	(0.20)	–	(0.20)	18.46
	10/31/11		15.94	0.22		0.68	0.90	(0.23)	–	(0.23)	16.61
	10/31/10	†	15.40	0.00	[d]	0.54	0.54	–	–	–	15.94
	9/30/10		13.89	0.22		1.48	1.70	(0.19)	–	(0.19)	15.40
	9/30/09	§	13.89	0.00	[d]	–	0.00 [d]	–	–	–	13.89

84	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

(continued)

			Ratios and supplemental data

	For the
	period				Net assets at	Ratios to average net assets					Portfolio
	or year				end of period	Gross		Net		Net investment	turnover
	ended		Total return		(in thousands)	expenses		expenses		income (loss)	rate

MID-CAP GROWTH FUND
Institutional Class:	10/31/13		34.07%		$915,882	0.47%		0.47%		0.46%	105%
	10/31/12		10.66		586,349	0.48		0.48		0.59	85
	10/31/11		6.72		409,941	0.49		0.49		0.16	81
	10/31/10	†	4.27	[b]	174,007	0.58	[c]	0.55	[c]	(0.29)[c]	9	[b]
	9/30/10		21.48		151,222	0.52		0.52		0.18	77
	9/30/09		(2.49)		92,912	0.53		0.52		0.35	80
Retirement Class:	10/31/13		33.71		570,942	0.72		0.72		0.25	105
	10/31/12		10.38		476,061	0.73		0.73		0.30	85
	10/31/11		6.52		505,020	0.74		0.74		(0.10)	81
	10/31/10	†	4.21	[b]	597,228	0.83	[c]	0.80	[c]	(0.54)[c]	9	[b]
	9/30/10		21.16		619,355	0.77		0.77		(0.08)	77
	9/30/09		(2.69)		525,148	0.78		0.76		0.10	80
Retail Class:	10/31/13		33.64		175,018	0.82		0.82		0.13	105
	10/31/12		10.26		125,453	0.84		0.84		0.20	85
	10/31/11		6.45		115,367	0.74		0.74		(0.10)	81
	10/31/10	†	4.26	[b]	93,257	0.80	[c]	0.77	[c]	(0.52)[c]	9	[b]
	9/30/10		21.15		88,419	0.75		0.75		(0.05)	77
	9/30/09		(2.69)		68,849	0.97		0.73		0.15	80
Premier Class:	10/31/13		33.93		177,935	0.62		0.62		0.33	105
	10/31/12		10.48		159,806	0.63		0.63		0.41	85
	10/31/11		6.56		165,209	0.64		0.64		0.01	81
	10/31/10	†	4.22	[b]	140,980	0.73	[c]	0.70	[c]	(0.44)[c]	9	[b]
	9/30/10		21.29		85,529	0.67		0.67		0.00	77
	9/30/09	§	0.00	[b]	250	221.08	[c]	0.70	[c]	0.00 [c]	80

MID-CAP VALUE FUND
Institutional Class:	10/31/13		31.23		2,181,142	0.45		0.45		1.59	46
	10/31/12		12.66		1,393,965	0.46		0.46		1.61	33
	10/31/11		5.83		965,871	0.46		0.46		1.36	39
	10/31/10	†	3.50	[b]	446,584	0.52	[c]	0.52	[c]	0.17 [c]	4	[b]
	9/30/10		12.58		395,329	0.49		0.49		1.65	51
	9/30/09		(3.74)		201,400	0.54		0.54		2.18	57
Retirement Class:	10/31/13		30.87		1,542,181	0.70		0.70		1.37	46
	10/31/12		12.41		1,233,934	0.71		0.71		1.39	33
	10/31/11		5.62		1,190,007	0.71		0.71		1.18	39
	10/31/10	†	3.39	[b]	1,311,060	0.77	[c]	0.77	[c]	(0.08)[c]	4	[b]
	9/30/10		12.38		1,344,289	0.74		0.74		1.39	51
	9/30/09		(3.98)		1,052,151	0.79		0.79		1.93	57
Retail Class:	10/31/13		30.83		255,059	0.76		0.76		1.30	46
	10/31/12		12.27		199,693	0.81		0.81		1.26	33
	10/31/11		5.59		155,210	0.70		0.70		1.22	39
	10/31/10	†	3.50	[b]	172,489	0.72	[c]	0.72	[c]	(0.03)[c]	4	[b]
	9/30/10		12.35		167,576	0.69		0.69		1.43	51
	9/30/09		(3.94)		140,846	0.92		0.74		2.03	57
Premier Class:	10/31/13		31.00		457,994	0.60		0.60		1.46	46
	10/31/12		12.53		378,125	0.61		0.61		1.47	33
	10/31/11		5.71		313,155	0.61		0.61		1.30	39
	10/31/10	†	3.44	[b]	248,261	0.67	[c]	0.67	[c]	0.00 [c]	4	[b]
	9/30/10		12.39		170,223	0.64		0.64		1.50	51
	9/30/09	§	0.00	[b]	250	221.06	[c]	0.70	[c]	0.00 [c]	57

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	85

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations:
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from:		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss)	[a]	unrealized gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

SMALL-CAP EQUITY FUND
Institutional Class:	10/31/13		$14.63	$0.18		$5.43	$5.61	$(0.18)	$(0.27)	$(0.45)	$19.79
	10/31/12		13.88	0.13		1.15	1.28	(0.10)	(0.43)	(0.53)	14.63
	10/31/11		13.13	0.08		0.74	0.82	(0.07)	–	(0.07)	13.88
	10/31/10	†	12.58	0.00	[d]	0.55	0.55	–	–	–	13.13
	9/30/10		11.02	0.09		1.55	1.64	(0.08)	–	(0.08)	12.58
	9/30/09		12.12	0.09		(1.13)	(1.04)	(0.06)	–	(0.06)	11.02
Retirement Class:	10/31/13		14.42	0.14		5.36	5.50	(0.14)	(0.27)	(0.41)	19.51
	10/31/12		13.68	0.09		1.14	1.23	(0.06)	(0.43)	(0.49)	14.42
	10/31/11		12.94	0.04		0.74	0.78	(0.04)	–	(0.04)	13.68
	10/31/10	†	12.41	0.00	[d]	0.53	0.53	–	–	–	12.94
	9/30/10		10.88	0.06		1.52	1.58	(0.05)	–	(0.05)	12.41
	9/30/09		11.95	0.07		(1.11)	(1.04)	(0.03)	–	(0.03)	10.88
Retail Class:	10/31/13		14.33	0.12		5.33	5.45	(0.12)	(0.27)	(0.39)	19.39
	10/31/12		13.62	0.07		1.13	1.20	(0.06)	(0.43)	(0.49)	14.33
	10/31/11		12.89	0.04		0.73	0.77	(0.04)	–	(0.04)	13.62
	10/31/10	†	12.35	0.00	[d]	0.54	0.54	–	–	–	12.89
	9/30/10		10.83	0.06		1.52	1.58	(0.06)	–	(0.06)	12.35
	9/30/09		11.91	0.08		(1.12)	(1.04)	(0.04)	–	(0.04)	10.83
Premier Class:	10/31/13		14.59	0.16		5.41	5.57	(0.15)	(0.27)	(0.42)	19.74
	10/31/12		13.85	0.11		1.15	1.26	(0.09)	(0.43)	(0.52)	14.59
	10/31/11		13.11	0.06		0.75	0.81	(0.07)	–	(0.07)	13.85
	10/31/10	†	12.57	0.00	[d]	0.54	0.54	–	–	–	13.11
	9/30/10		11.02	0.06		1.56	1.62	(0.07)	–	(0.07)	12.57
	9/30/09	§	11.02	0.00	[d]	–	0.00 [d]	–	–	–	11.02

SOCIAL CHOICE EQUITY FUND
Institutional Class:	10/31/13		11.72	0.25		3.35	3.60	(0.24)	–	(0.24)	15.08
	10/31/12		10.75	0.23		0.93	1.16	(0.19)	–	(0.19)	11.72
	10/31/11		10.21	0.19		0.52	0.71	(0.17)	–	(0.17)	10.75
	10/31/10	†	9.81	0.01		0.39	0.40	–	–	–	10.21
	9/30/10		8.92	0.18		0.86	1.04	(0.15)	–	(0.15)	9.81
	9/30/09		9.72	0.16		(0.79)	(0.63)	(0.17)	(0.00)[d]	(0.17)	8.92
Retirement Class:	10/31/13		11.84	0.22		3.39	3.61	(0.21)	–	(0.21)	15.24
	10/31/12		10.85	0.20		0.94	1.14	(0.15)	–	(0.15)	11.84
	10/31/11		10.30	0.16		0.53	0.69	(0.14)	–	(0.14)	10.85
	10/31/10	†	9.91	0.00	[d]	0.39	0.39	–	–	–	10.30
	9/30/10		9.01	0.15		0.88	1.03	(0.13)	–	(0.13)	9.91
	9/30/09		9.81	0.14		(0.79)	(0.65)	(0.15)	(0.00)[d]	(0.15)	9.01
Retail Class:	10/31/13		10.75	0.19		3.07	3.26	(0.21)	–	(0.21)	13.80
	10/31/12		9.88	0.18		0.85	1.03	(0.16)	–	(0.16)	10.75
	10/31/11		9.40	0.15		0.48	0.63	(0.15)	–	(0.15)	9.88
	10/31/10	†	9.04	0.01		0.35	0.36	–	–	–	9.40
	9/30/10		8.23	0.15		0.80	0.95	(0.14)	–	(0.14)	9.04
	9/30/09		8.99	0.14		(0.74)	(0.60)	(0.16)	(0.00)[d]	(0.16)	8.23
Premier Class:	10/31/13		11.68	0.23		3.34	3.57	(0.22)	–	(0.22)	15.03
	10/31/12		10.71	0.21		0.93	1.14	(0.17)	–	(0.17)	11.68
	10/31/11		10.18	0.17		0.52	0.69	(0.16)	–	(0.16)	10.71
	10/31/10	†	9.79	0.01		0.38	0.39	–	–	–	10.18
	9/30/10		8.92	0.17		0.85	1.02	(0.15)	–	(0.15)	9.79
	9/30/09	§	8.92	0.00	[d]	–	0.00 [d]	–	–	–	8.92

86	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

(continued)

			Ratios and supplemental data
	For the
	period				Net assets at	Ratios to average net assets						Portfolio
	or year ended		Total return		end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)		turnover rate

SMALL-CAP EQUITY FUND
Institutional Class:	10/31/13		39.49%		$1,482,702	0.47%		0.44%		1.06%		85%
	10/31/12		9.55		956,314	0.48		0.45		0.90		101
	10/31/11		6.25		648,675	0.49		0.46		0.53		100
	10/31/10	†	4.37	[b]	404,053	0.58	[c]	0.54	[c]	0.13	[c]	3	[b]
	9/30/10		14.94		365,132	0.52		0.51		0.75		87
	9/30/09		(8.34)		253,985	0.57		0.53		1.01		91
Retirement Class:	10/31/13		39.20		558,845	0.72		0.69		0.86		85
	10/31/12		9.29		493,397	0.73		0.70		0.65		101
	10/31/11		5.96		469,155	0.74		0.71		0.30		100
	10/31/10	†	4.35	[b]	479,234	0.83	[c]	0.79	[c]	(0.11)[c]		3	[b]
	9/30/10		14.64		490,390	0.77		0.76		0.50		87
	9/30/09		(8.57)		351,575	0.82		0.78		0.76		91
Retail Class:	10/31/13		39.04		100,054	0.83		0.81		0.70		85
	10/31/12		9.09		67,848	0.87		0.85		0.51		101
	10/31/11		5.97		67,381	0.77		0.74		0.27		100
	10/31/10	†	4.37	[b]	58,724	0.83	[c]	0.79	[c]	(0.12)[c]		3	[b]
	9/30/10		14.66		56,094	0.76		0.74		0.51		87
	9/30/09		(8.59)		47,020	1.04		0.71		0.86		91
Premier Class:	10/31/13		39.32		199,759	0.62		0.59		0.94		85
	10/31/12		9.35		162,874	0.63		0.60		0.76		101
	10/31/11		6.13		151,593	0.64		0.61		0.40		100
	10/31/10	†	4.30	[b]	90,330	0.73	[c]	0.69	[c]	(0.05)[c]		3	[b]
	9/30/10		14.81		46,963	0.68		0.66		0.50		87
	9/30/09	§	0.00	[b]	250	221.09	[c]	0.70	[c]	0.00	[c]	91

SOCIAL CHOICE EQUITY FUND
Institutional Class:	10/31/13		31.32		934,574	0.18		0.18		1.85		12
	10/31/12		10.93		612,990	0.19		0.19		2.00		17
	10/31/11		6.94		452,268	0.19		0.19		1.74		19
	10/31/10	†	4.08	[b]	287,199	0.28	[c]	0.22	[c]	0.81	[c]	0	[b]
	9/30/10		11.74		255,997	0.20		0.20		1.86		16
	9/30/09		(5.98)		177,486	0.24		0.22		2.18		16
Retirement Class:	10/31/13		30.99		392,917	0.43		0.43		1.62		12
	10/31/12		10.68		313,635	0.43		0.43		1.76		17
	10/31/11		6.71		335,015	0.44		0.44		1.50		19
	10/31/10	†	3.94	[b]	409,282	0.52	[c]	0.47	[c]	0.55	[c]	0	[b]
	9/30/10		11.52		423,195	0.45		0.45		1.60		16
	9/30/09		(6.17)		377,937	0.49		0.47		1.92		16
Retail Class:	10/31/13		30.87		313,597	0.48		0.48		1.56		12
	10/31/12		10.62		222,461	0.49		0.49		1.69		17
	10/31/11		6.71		199,997	0.41		0.41		1.53		19
	10/31/10	†	3.98	[b]	163,749	0.44	[c]	0.39	[c]	0.64	[c]	0	[b]
	9/30/10		11.62		157,804	0.37		0.37		1.67		16
	9/30/09		(6.16)		144,580	0.56		0.38		2.02		16
Premier Class:	10/31/13		31.14		90,567	0.33		0.33		1.73		12
	10/31/12		10.80		83,697	0.33		0.33		1.86		17
	10/31/11		6.79		83,157	0.34		0.34		1.61		19
	10/31/10	†	3.98	[b]	77,584	0.43	[c]	0.37	[c]	0.68	[c]	0	[b]
	9/30/10		11.48		55,609	0.35		0.35		1.77		16
	9/30/09	§	0.00	[b]	250	220.76	[c]	0.37	[c]	0.00	[c]	16

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	87

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations:
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from:		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss)	[a]	unrealized gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

EMERGING MARKETS EQUITY FUND
Institutional Class:	10/31/13		$10.44	$0.12		$0.73	$0.85	$(0.12)	$ –	$(0.12)	$11.17
	10/31/12		10.11	0.13		0.27	0.40	(0.07)	–	(0.07)	10.44
	10/31/11		11.35	0.14		(1.36)	(1.22)	–	(0.02)	(0.02)	10.11
	10/31/10	‡	10.00	0.01		1.34	1.35	–	–	–	11.35
Retirement Class:	10/31/13		10.40	0.09		0.73	0.82	(0.10)	–	(0.10)	11.12
	10/31/12		10.08	0.11		0.26	0.37	(0.05)	–	(0.05)	10.40
	10/31/11		11.34	0.14		(1.38)	(1.24)	–	(0.02)	(0.02)	10.08
	10/31/10	‡	10.00	0.00	[d]	1.34	1.34	–	–	–	11.34
Retail Class:	10/31/13		10.39	0.08		0.72	0.80	(0.08)	–	(0.08)	11.11
	10/31/12		10.07	0.08		0.27	0.35	(0.03)	–	(0.03)	10.39
	10/31/11		11.34	0.09		(1.34)	(1.25)	–	(0.02)	(0.02)	10.07
	10/31/10	‡	10.00	0.00	[d]	1.34	1.34	–	–	–	11.34
Premier Class:	10/31/13		10.42	0.10		0.74	0.84	(0.10)	–	(0.10)	11.16
	10/31/12		10.09	0.05		0.34	0.39	(0.06)	–	(0.06)	10.42
	10/31/11		11.34	0.13		(1.36)	(1.23)	–	(0.02)	(0.02)	10.09
	10/31/10	‡	10.00	0.01		1.33	1.34	–	–	–	11.34

ENHANCED INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/13		6.82	0.23		1.66	1.89	(0.27)	–	(0.27)	8.44
	10/31/12		6.62	0.24		0.16	0.40	(0.20)	–	(0.20)	6.82
	10/31/11		7.11	0.21		(0.52)	(0.31)	(0.18)	–	(0.18)	6.62
	10/31/10	†	6.82	0.00	[d]	0.29	0.29	–	–	–	7.11
	9/30/10		6.71	0.18		0.08	0.26	(0.15)	–	(0.15)	6.82
	9/30/09		6.85	0.17		(0.20)	(0.03)	(0.11)	–	(0.11)	6.71

GLOBAL NATURAL RESOURCES FUND
Institutional Class:	10/31/13		10.19	0.20		(0.21)	(0.01)	(0.19)	–	(0.19)	9.99
	10/31/12	*	10.00	0.18		0.03	0.21	(0.02)	–	(0.02)	10.19
Retirement Class:	10/31/13		10.17	0.17		(0.21)	(0.04)	(0.17)	–	(0.17)	9.96
	10/31/12	*	10.00	0.17		0.02	0.19	(0.02)	–	(0.02)	10.17
Retail Class:	10/31/13		10.15	0.16		(0.21)	(0.05)	(0.16)	–	(0.16)	9.94
	10/31/12	*	10.00	0.15		0.01	0.16	(0.01)	–	(0.01)	10.15
Premier Class:	10/31/13		10.17	0.18		(0.20)	(0.02)	(0.18)	–	(0.18)	9.97
	10/31/12	*	10.00	0.16		0.03	0.19	(0.02)	–	(0.02)	10.17

88	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

(continued)

			Ratios and supplemental data

	For the period			Net assets at	Ratios to average net assets						Portfolio
	or year ended		Total return	end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)		turnover rate

EMERGING MARKETS EQUITY FUND
Institutional Class:	10/31/13		8.18%	$676,999	0.95%		0.95%		1.11%		110%
	10/31/12		4.00	596,017	0.99		0.95		1.25		115
	10/31/11		(10.78)	370,441	1.08		0.95		1.29		70
	10/31/10	‡	13.50 [b]	156,464	2.00	[c]	0.95	[c]	0.42	[c]	9	[b]
Retirement Class:	10/31/13		7.91	15,040	1.20		1.20		0.84		110
	10/31/12		3.71	10,655	1.24		1.20		1.06		115
	10/31/11		(10.96)	5,476	1.33		1.20		1.22		70
	10/31/10	‡	13.40 [b]	1,134	2.98	[c]	1.20	[c]	0.27	[c]	9	[b]
Retail Class:	10/31/13		7.74	6,321	1.35		1.34		0.71		110
	10/31/12		3.50	5,203	1.40		1.34		0.83		115
	10/31/11		(11.05)	4,417	1.47		1.34		0.84		70
	10/31/10	‡	13.40 [b]	2,189	2.80	[c]	1.34	[c]	(0.03)[c]		9	[b]
Premier Class:	10/31/13		7.96	4,126	1.10		1.10		0.97		110
	10/31/12		3.96	2,113	1.15		1.10		0.46		115
	10/31/11		(10.87)	7,788	1.23		1.10		1.21		70
	10/31/10	‡	13.40 [b]	1,134	2.89	[c]	1.10	[c]	0.37	[c]	9	[b]

ENHANCED INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/13		28.75	821,836	0.47		0.47		3.12		110
	10/31/12		6.33	636,659	0.51		0.51		3.69		81
	10/31/11		(4.51)	536,415	0.53		0.53		2.97		92
	10/31/10	†	4.25 [b]	536,717	0.66	[c]	0.55	[c]	0.17	[c]	10	[b]
	9/30/10		3.88	518,371	0.53		0.53		2.74		146
	9/30/09		0.05	359,697	0.63		0.55		3.20		107

GLOBAL NATURAL RESOURCES FUND
Institutional Class:	10/31/13		(0.05)	237,218	0.74		0.74		2.03		162
	10/31/12	*	2.09 [b]	244,856	0.86	[c]	0.75	[c]	1.80	[c]	65	[b]
Retirement Class:	10/31/13		(0.28)	13,548	0.99		0.99		1.74		162
	10/31/12	*	1.87 [b]	11,290	1.13	[c]	1.00	[c]	1.65	[c]	65	[b]
Retail Class:	10/31/13		(0.49)	6,872	1.16		1.14		1.58		162
	10/31/12	*	1.64 [b]	6,149	1.31	[c]	1.14	[c]	1.52	[c]	65	[b]
Premier Class:	10/31/13		(0.16)	4,088	0.90		0.90		1.87		162
	10/31/12	*	1.88 [b]	2,568	1.11	[c]	0.90	[c]	1.59	[c]	65	[b]

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	89

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations:
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from:		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss)	[a]	unrealized gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/13		$9.06	$0.20		$2.41	$2.61	$(0.17)	$ –	$(0.17)	$11.50
	10/31/12		8.14	0.18		0.88	1.06	(0.14)	–	(0.14)	9.06
	10/31/11		9.41	0.16		(1.35)	(1.19)	(0.08)	–	(0.08)	8.14
	10/31/10	†	8.95	0.00	[d]	0.46	0.46	–	–	–	9.41
	9/30/10		8.06	0.11		0.90	1.01	(0.12)	–	(0.12)	8.95
	9/30/09		8.68	0.12		(0.48)	(0.36)	(0.24)	(0.02)	(0.26)	8.06
Retirement Class:	10/31/13		9.33	0.18		2.49	2.67	(0.15)	–	(0.15)	11.85
	10/31/12		8.37	0.16		0.91	1.07	(0.11)	–	(0.11)	9.33
	10/31/11		9.68	0.14		(1.39)	(1.25)	(0.06)	–	(0.06)	8.37
	10/31/10	†	9.20	0.00	[d]	0.48	0.48	–	–	–	9.68
	9/30/10		8.29	0.09		0.92	1.01	(0.10)	–	(0.10)	9.20
	9/30/09		8.90	0.10		(0.48)	(0.38)	(0.21)	(0.02)	(0.23)	8.29
Retail Class:	10/31/13		6.27	0.11		1.66	1.77	(0.15)	–	(0.15)	7.89
	10/31/12		5.68	0.10		0.61	0.71	(0.12)	–	(0.12)	6.27
	10/31/11		6.59	0.09		(0.93)	(0.84)	(0.07)	–	(0.07)	5.68
	10/31/10	†	6.27	0.00	[d]	0.32	0.32	–	–	–	6.59
	9/30/10		5.69	0.06		0.63	0.69	(0.11)	–	(0.11)	6.27
	9/30/09		6.22	0.07		(0.35)	(0.28)	(0.23)	(0.02)	(0.25)	5.69
Premier Class:	10/31/13		9.04	0.18		2.40	2.58	(0.16)	–	(0.16)	11.46
	10/31/12		8.12	0.15		0.90	1.05	(0.13)	–	(0.13)	9.04
	10/31/11		9.40	0.14		(1.34)	(1.20)	(0.08)	–	(0.08)	8.12
	10/31/10	†	8.93	0.00	[d]	0.47	0.47	–	–	–	9.40
	9/30/10		8.06	0.13		0.85	0.98	(0.11)	–	(0.11)	8.93
	9/30/09	§	8.06	0.00	[d]	–	0.00 [d]	–	–	–	8.06

INTERNATIONAL OPPORTUNITIES FUND
Institutional Class:	10/31/13	^	10.00	0.06		0.83	0.89	–	–	–	10.89
Retirement Class:	10/31/13	^	10.00	0.06		0.81	0.87	–	–	–	10.87
Retail Class:	10/31/13	^	10.00	0.06		0.80	0.86	–	–	–	10.86
Premier Class:	10/31/13	^	10.00	0.08		0.79	0.87	–	–	–	10.87

90	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

(concluded)

			Ratios and supplemental data

	For the period				Net assets at	Ratios to average net assets						Portfolio
	or year ended		Total return		end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)		turnover rate

INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/13		29.29%		$2,059,286	0.51%		0.51%		1.95%		130%
	10/31/12		13.36		1,644,055	0.52		0.52		2.16		98
	10/31/11		(12.76)		1,092,168	0.53		0.53		1.69		107
	10/31/10	†	5.14	[b]	841,417	0.57	[c]	0.57	[c]	0.39	[c]	8	[b]
	9/30/10		12.62		785,755	0.53		0.53		1.36		119
	9/30/09		(3.19)		684,965	0.58		0.57		1.81		118
Retirement Class:	10/31/13		28.97		862,960	0.76		0.76		1.68		130
	10/31/12		13.06		716,864	0.78		0.78		1.92		98
	10/31/11		(13.03)		754,251	0.78		0.78		1.43		107
	10/31/10	†	5.22	[b]	1,105,129	0.82	[c]	0.82	[c]	0.12	[c]	8	[b]
	9/30/10		12.28		1,124,555	0.78		0.78		1.07		119
	9/30/09		(3.42)		1,047,995	0.83		0.82		1.53		118
Retail Class:	10/31/13		28.75		328,367	0.88		0.88		1.59		130
	10/31/12		12.93		266,770	0.92		0.92		1.74		98
	10/31/11		(12.96)		258,283	0.79		0.79		1.42		107
	10/31/10	†	5.10	[b]	314,977	0.80	[c]	0.80	[c]	0.17	[c]	8	[b]
	9/30/10		12.28		301,044	0.72		0.72		1.12		119
	9/30/09		(3.29)		284,678	1.02		0.79		1.56		118
Premier Class:	10/31/13		28.96		292,438	0.66		0.66		1.78		130
	10/31/12		13.21		260,341	0.67		0.67		1.78		98
	10/31/11		(12.93)		218,288	0.68		0.68		1.50		107
	10/31/10	†	5.26	[b]	178,553	0.72	[c]	0.72	[c]	0.55	[c]	8	[b]
	9/30/10		12.32		90,273	0.68		0.68		1.55		119
	9/30/09	§	0.00	[b]	250	221.11	[c]	0.75	[c]	0.00	[c]	118

INTERNATIONAL OPPORTUNITIES FUND
Institutional Class:	10/31/13	^	8.80	[b]	778,178	0.80	[c]	0.70	[c]	0.96	[c]	35	[b]
Retirement Class:	10/31/13	^	8.70	[b]	2,675	1.08	[c]	0.95	[c]	1.06	[c]	35	[b]
Retail Class:	10/31/13	^	8.60	[b]	1,560	1.10	[c]	1.00	[c]	1.13	[c]	35	[b]
Premier Class:	10/31/13	^	8.70	[b]	1,087	1.00	[c]	0.85	[c]	1.39	[c]	35	[b]

[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[d]	Amount represents less than $0.01 per share.
†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from September 30 to October 31.
§	The Premier Class commenced operations on September 30, 2009.
‡	The Fund commenced operations on August 31, 2010.
*	The Fund commenced operations on November 1, 2011.
^	The Fund commenced operations on April 12, 2013.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	91

Notes to financial statements

TIAA-CREF Funds

Note 1—organization and significant
accounting policies

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following TIAA-CREF Funds are included in this report: Enhanced Large-Cap Growth Index Fund, Enhanced Large-Cap Value Index Fund, Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Emerging Markets Equity Fund, Enhanced International Equity Index Fund, Global Natural Resources Fund, International Equity Fund and the International Opportunities Fund (collectively the “Funds” or individually, the “Fund”). The International Opportunities Fund commenced operations on April 12, 2013.

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). Teachers Advisors, Inc. (“Advisors”), a wholly owned indirect subsidiary of TIAA, which is registered with the Commission as an investment adviser and provides investment management services for the Funds. The Funds offer up to four share classes, although any one Fund may not necessarily offer all four classes. The Funds may offer Institutional, Retirement, Retail and Premier Classes of shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Net Asset Value per share (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: The Funds’ investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2013, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, certain foreign taxes paid, utilization of tax equalization credits, dividend redesignations, investments in partnerships, and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

92	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. The investment of deferred amounts and the offsetting payable to the trustees are included in other assets and accrued expenses and other payables in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

New accounting pronouncement: In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the “Update”). The Update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds have adopted these new disclosure requirements and have determined no additional disclosures are required for this annual report.

Note 2—valuation of investments

Portfolio investments are valued at fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that categorizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Exchange-traded equity securities, common and preferred stock: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Foreign investments are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized in Level 2 of the fair value hierarchy.

Debt securities: Debt securities, including equity-linked notes, will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, yields, or any other key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Short-term investments: Short-term investments, excluding investments in registered investment companies, with maturities of 60 days or less are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter accreting or amortizing any discount or premium to its face value at a constant rate until maturity. Short-term investments with maturities in excess of 60 days are valued in the same manner as debt securities. Short-term investments are generally categorized in Level 2 of the fair value hierarchy.

Investments in Registered Investment Companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Futures contracts: Stock and bond index futures, which are traded on commodities exchanges, are valued at the last sale price as of the close of such commodities exchanges and are categorized in Level 1 of the fair value hierarchy.

Options: Purchased and written options listed or traded on a national market or exchange are valued at the last sale price as of the close of such exchange or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Transfers between levels are recognized at the end of the reporting year. For the year ended October 31, 2013, there were no material transfers between levels by the Funds.

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	93

Notes to financial statements

As of October 31, 2013, 100% of the value of investments in the Enhanced Large-Cap Growth Index Fund were valued based on Level 1 inputs.

The following table summarizes the market value of the Funds’ investments as of October 31, 2013, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total
Enhanced Large-Cap Value Index
Equity investments:
Consumer discretionary	$139,757,433	$1,869,953	$—	$141,627,386
All other equity investments*	1,267,592,137	—	—	1,267,592,137
Short-term investments	22,983,731	—	—	22,983,731
Written options**	(43,731)	—	—	(43,731)
Total	$1,430,289,570	$1,869,953	$—	$1,432,159,523
Growth & Income
Equity investments:
Consumer discretionary	$660,828,261	$24,402,387	$—	$685,230,648
Consumer staples	305,522,837	67,162,647	—	372,685,484
Energy	360,089,659	12,218,346	—	372,308,005
Financials	488,402,409	17,098,326	—	505,500,735
Health care	552,194,242	89,259,297	—	641,453,539
Information technology	674,263,101	5,500,945	—	679,764,046
Telecommunication services	74,742,786	7,729,906	—	82,472,692
All other equity investments*	596,757,653	—	—	596,757,653
Purchased Options	10,500	—	—	10,500
Short-term investments	134,598,775	—	—	134,598,775
Written options**	(119,570)	—	—	(119,570)
Total	$3,847,290,653	$223,371,854	$—	$4,070,662,507
Large-Cap Growth
Equity investments:
Consumer discretionary	$395,791,125	$43,833,898	$—	$439,625,023
Consumer staples	41,422,965	18,871,780	—	60,294,745
Financials	135,987,244	7,657,905	—	143,645,149
Health care	364,105,993	75,377,913	—	439,483,906
Industrials	271,477,708	2,542,638	—	274,020,346
Telecommunication services	—	36,010,146	—	36,010,146
All other equity investments*	827,682,486	—	—	827,682,486
Short-term investments	36,139,401	—	—	36,139,401
Written options**	(8,613)	—	—	(8,613)
Total	$2,072,598,309	$184,294,280	$—	$2,256,892,589
Large-Cap Value
Equity investments:
Consumer discretionary	$371,691,749	$8,715,223	$—	$380,406,972
Consumer staples	183,731,425	61,382,798	—	245,114,223
Financials	1,059,893,721	24,482,952	—	1,084,376,673
Health care	519,082,646	70,115,281	—	589,197,927
Industrials	471,863,821	4,470,681	—	476,334,502
Materials	128,807,764	18,709,412	—	147,517,176
Telecommunication services	149,431,415	18,210,517	—	167,641,932
All other equity investments*	1,334,312,645	—	—	1,334,312,645
Short-term investments	198,798,936	14,999,344	—	213,798,280
Total	$4,417,614,122	$221,086,208	$—	$4,638,700,330
Mid-Cap Growth
Equity investments:
Consumer staples	$78,240,925	$2,962,138	$—	$81,203,063
Energy	104,302,952	9,292,798	—	113,595,750
All other equity investments*	1,603,933,094	—	—	1,603,933,094
Purchased Options	390,000	—	—	390,000
Short-term investments	122,450,941	—	—	122,450,941
Written options**	(763,450)	—	—	(763,450)
Total	$1,908,554,462	$12,254,936	$—	$1,920,809,398
Mid-Cap Value
Equity investments:
Energy	$347,622,563	$29,377,644	$—	$377,000,207
Health care	382,540,725	25,548,847	—	408,089,572
Industrials	467,744,801	20,164,647	—	487,909,448
All other equity investments*	3,130,625,620	—	—	3,130,625,620
Short-term investments	117,563,395	40,998,234	—	158,561,629
Total	$4,446,097,104	$116,089,372	$—	$4,562,186,476

94	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

Fund	Level 1	Level 2	Level 3	Total
Small-Cap Equity
Equity investments:
Equity investments*	$2,320,626,184	$—	$—	$2,320,626,184
Short-term investments	206,556,372	7,299,957	—	213,856,329
Futures **	123,262	—	—	123,262
Total	$2,527,305,818	$7,299,957	$—	$2,534,605,775
Social Choice Equity
Equity investments:
Equity investments*	$1,718,833,106	$—	$—	$1,718,833,106
Short-term investments	—	43,190,764	—	43,190,764
Total	$1,718,833,106	$43,190,764	$—	$1,762,023,870
Emerging Markets Equity
Equity investments:
Africa	$—	$19,061,995	$—	$19,061,995
Asia	4,419,253	398,697,554	164,231	403,281,038
Central America	—	49,344,722	—	49,344,722
Europe	3,982,834	67,849,085	—	71,831,919
South America	—	78,777,700	—	78,777,700
All other equity investments*	4,271,816	75,116,040	—	79,387,856
Short-term investments	35,377,751	—	—	35,377,751
Total	$48,051,654	$688,847,096	$164,231	$737,062,981
Enhanced International Equity Index
Equity investments:
Asia	$—	$190,337,284	$—	$190,337,284
Australia	—	66,356,307	—	66,356,307
Europe	33,329,825	437,089,675	—	470,419,500
All other equity investments*	7,341,148	79,298,868	—	86,640,016
Short-term investments	16,131,059	—	—	16,131,059
Total	$56,802,032	$773,082,134	$—	$829,884,166
Global Natural Resources
Equity investments:
Asia	$—	$5,094,619	$—	$5,094,619
Australia	—	19,370,931	—	19,370,931
Europe	—	44,552,164	—	44,552,164
North America	119,456,558	21,244,433	—	140,700,991
All other equity investments*	1,046,608	49,131,058	—	50,177,666
Short-term investments	22,400,309	—	—	22,400,309
Total	$142,903,475	$139,393,205	$—	$282,296,680
International Equity
Equity investments:
Asia	$—	$587,414,132	$—	$587,414,132
Europe	—	2,722,887,811	—	2,722,887,811
All other equity investments*	—	112,402,876	—	112,402,876
Short-term investments	97,860,001	82,052,403	—	179,912,404
Total	$97,860,001	$3,504,757,222	$—	$3,602,617,223
International Opportunities
Equity investments:
Asia	$—	$205,339,701	$1,895,736	$207,235,437
Australia	—	27,496,890	—	27,496,890
Europe	—	344,012,855	—	344,012,855
North America	—	38,952,809	—	38,952,809
South America	—	17,474,125	—	17,474,125
All other equity investments*	12,255,177	131,463,294	—	143,718,471
Short-term investments	41,283,462	9,996,130	—	51,279,592
Total	$53,538,639	$774,735,804	$1,895,736	$830,170,179

*	For detailed categories, please see the accompanying summary portfolio of investments.
**	Derivative instruments are not reflected in the summary portfolio of investments.

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	95

Notes to financial statements

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At October 31, 2013, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

	Asset derivatives		Liabilities derivatives
Derivative contract	Location	Fair value amount	Location	Fair value amount
Enhanced Large-Cap Value Index Fund
Equity contracts			Written options	$43,731
Growth & Income Fund
Equity contracts	Portfolio investments	$10,500
Equity contracts			Written options	119,570
Large-Cap Growth Fund
Equity contracts			Written options	8,613
Mid-Cap Growth Fund
Equity contracts	Portfolio investments	390,000
Equity contracts			Written options	763,450
Small-Cap Equity Fund
Equity contracts	Futures*	123,262

*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contracts.

For the year ended October 31, 2013, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative contract	Location	Realized gain (loss)	Change in unrealized appreciation (depreciation)
Enhanced Large-Cap Value Index Fund
Equity contracts	Futures transactions	$(3,102)	$–
Equity contracts	Written options	997,878	2,422
Growth & Income Fund
Equity contracts	Purchased options	–	(38,222)
Equity contracts	Written options	3,625,512	180,332
Large-Cap Growth Fund
Equity contracts	Written options	(57,049)	4,664
Mid-Cap Growth Fund
Equity contracts	Purchased options	–	(62,000)
Equity contracts	Written options	3,458,263	938,937
Small-Cap Equity Fund
Equity contracts	Futures transactions	(357,001)	952,038
Enhanced International Equity Index Fund
Equity contracts	Futures transactions	814,369	(31,634)

Futures contracts: The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin payments are made or received reflecting daily changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures against default. During the year ended October 31, 2013, the Enhanced Large-Cap Value Index Fund, the Small-Cap Equity Fund and the Enhanced International Equity Index Fund, had exposure to equity futures contracts, based on underlying notional values, generally between 0% and 2% of net assets.

At October 31, 2013, the Small-Cap Equity Fund held the following open futures contracts:

	Number of contracts	Settlement value	Expiration date	Unrealized gain (loss)
Mini Russell 2000 Index	156	$17,125,680	12/20/13	$123,262

Options: The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. The Funds use options contracts for hedging and cash management purposes and to seek to increase total return. Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Purchased options are included in the summary portfolio of investments, and written options are separately reflected as a liability in the Statements of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains and losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as a realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets, price movements in underlying security values, and losses may exceed amounts recognized on the Statements of Assets and Liabilities. During the year ended October 31, 2013, the Enhanced Large-Cap Value Index Fund, the Growth and Income Fund, the Large-Cap Growth Fund and the Mid-Cap Growth Fund had exposure to options, based on underlying nominal values, generally between 0% and 3% of net assets.

The following funds had purchased options outstanding as of October 31, 2013:

	Number of Contracts	Value
Growth & Income Fund
Jinkosolar Holding Co Ltd, Put, 11/16/13 at $18	300	$10,500
Mid-Cap Growth Fund
Tesla Motors,Inc, Put, 11/08/13 at $155	500	390,000

96	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

Written options outstanding as of October 31, 2013 were as follows:

	Number of Contracts	Value
Enhanced Large-Cap Value Index Fund
Alexion Pharmaceuticals Inc., Call, 11/01/13 at $117	20	$(14,000)
Alexion Pharmaceuticals Inc., Call, 11/01/13 at $118	9	(5,355)
Alexion Pharmaceuticals Inc., Call, 11/01/13 at $125	9	(270)
Cliffs Natural Resources Inc., Call, 11/01/13 at $26.50	60	(300)
Delta Air lines Inc., Call, 11/01/13 at $27	120	(240)
Electronic Arts Inc., Call, 11/16/13 at $28	100	(2,500)
Expedia Inc., Call, 11/16/13 at $60	100	(11,000)
Gilead Sciences Inc., Call, 11/08/13 at $75	30	(360)
Noble Energy Inc., Call, 11/16/13 at $77.50	50	(2,500)
Perrigo Co., Call, 11/16/13 at $140	12	(1,440)
Sandisk Corp., Call, 11/01/13 at $72	30	(75)
VMWare Inc., Call, 11/16/13 at $92.50	40	(400)
Walter Energy Inc., Call, 11/01/13 at $17	500	(2,000)
Walter Energy Inc., Call, 11/08/13 at $17	75	(1,275)
Whirlpool Corp., Call, 11/16/13 at $150	14	(2,016)
Total	1,169	$(43,731)
Growth & Income Fund
Amazon Inc., Call, 11/01/13 at $385	30	$(120)
Apple Inc., Call, 11/01/13 at $550	30	(120)
Canadian Pacific Railway Ltd., Call, 11/16/13 at $150	190	(8,550)
Facebook Inc., Call, 11/01/13 at $57	160	(320)
Illumina Inc., Call, 11/16/13 at $100	100	(3,250)
Jinkosolar Holding Co Ltd., Call, 11/16/13 at $22	300	(60,000)
Medivation Inc., Call, 11/16/13 at $67.50	190	(9,310)
Stratasys Ltd., Call, 11/16/13 at $130	100	(8,100)
Whirlpool Corp., Call, 11/16/13 at $150	200	(28,800)
Yelp Inc., Call, 11/01/13 at $75	100	(1,000)
Total	1,400	$(119,570)
Large-Cap Growth Fund
Ecolab Inc., Call, 11/16/13 at $110	108	$(3,240)
Realogy Holdings Corp., Call, 11/16/13 at $50	307	(5,373)
Total	415	$(8,613)
Mid-Cap Growth Fund
Cheniere Energy Inc., Call, 11/16/13 at $40	800	$(91,200)
Ciena Corp., Call, 11/16/13 at $28	2,000	(12,000)
Commvault Systems Inc., Call, 11/16/13 at $90	500	(3,750)
Linkedin Corp., Call, 11/16/13 at $230	110	(51,700)
Proto Labs Inc., Call, 11/16/13 at $90	500	(47,500)
Proto Labs Inc., Call, 11/16/13 at $95	750	(15,000)
Qlik Technologies Inc., Call, 11/16/13 at $39	3,000	(15,000)
Stratasys Ltd., Call, 11/16/13 at $130	800	(64,800)
Tesla Motors Inc., Call, 11/08/13 at $175	500	(235,000)
Tesla Motors Inc., Put, 11/08/13 at $140	500	(141,500)
Yelp Inc., Call, 11/16/13 at $72.50	500	(86,000)
Total	9,960	$(763,450)

Transactions in written options and related premiums received during the period ended October 31, 2013, were as follows:

Number of contracts		Premiums
Enhanced Large-Cap Value Index Fund
Outstanding at beginning of period	102	$32,571
Written	20,551	1,054,977
Purchased	(876)	(82,699)
Exercised	(4,561)	(340,692)
Expired	(14,047)	(615,888)
Outstanding at end of period	1,169	$48,269

Number of contracts		Premiums
Growth & Income Fund
Outstanding at beginning of period	1,500	$191,032
Written	95,473	4,190,897
Purchased	(18,303)	(962,855)
Exercised	(28,782)	(1,173,519)
Expired	(48,488)	(2,044,171)
Outstanding at end of period	1,400	$201,384
Large-Cap Growth Fund
Outstanding at beginning of period	–	$–
Written	2,775	184,399
Purchased	(657)	(82,070)
Exercised	(146)	(16,785)
Expired	(1,557)	(72,267)
Outstanding at end of period	415	$13,277
Mid-Cap Growth Fund
Outstanding at beginning of period	–	$–
Written	26,292	4,782,308
Purchased	(9,450)	(1,058,600)
Exercised	(3,040)	(1,258,142)
Expired	(3,842)	(763,179)
Outstanding at end of period	9,960	$1,702,387

Note 4—investment adviser and affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Services Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and operational oversight services to the Funds.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of Operations are paid to Advisors under the Service Agreement. Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates TPIS for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. Prior to January 1, 2013, the Retail Class of each Fund (except the Emerging Markets Equity Fund and the Global Natural Resources Fund) reimbursed TPIS for amounts incurred up to 0.25% of the average daily net assets to distribute the Funds’ Retail Class. The Premier Class of each Fund has adopted a distribution Rule 12b-1 plan that compensates TPIS for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

Certain affiliated entities may pay Fund expenses on behalf of the Funds. The Funds reimburse the affiliated entities for any such payment. Amounts owed to Fund affiliates for payment of Fund expenses are disclosed as due to affiliates on the Statements of Assets and Liabilities.

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	97

Notes to financial statements

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of October 31, 2013, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

	Investment management fee range		Investment management fee–effective rate	Service agreement fee	Distribution fee		Maximum expense amounts‡
Fund				Retirement Class	Retail Class	Premier Class	Institutional Class	Retirement Class	Retail Class	Premier Class
Enhanced Large-Cap Growth Index*	0.20%–0.35%		0.34%	–%	–%	–%	0.40%	–%	–%	–%
Enhanced Large-Cap Value Index*	0.20–0.35		0.34	–	–	–	0.40	–	–	–
Growth & Income*	0.39–0.45		0.43	0.25	0.25	0.15	0.52	0.77	0.91	0.67
Large-Cap Growth*	0.39–0.45		0.44	0.25	0.25	0.15	0.52	0.77	0.91	0.67
Large-Cap Value*	0.39–0.45		0.43	0.25	0.25	0.15	0.52	0.77	0.91	0.67
Mid-Cap Growth*	0.42–0.48	^	0.45	0.25	0.25	0.15	0.55	0.80	0.94	0.70
Mid-Cap Value*	0.42–0.48	^	0.43	0.25	0.25	0.15	0.55	0.80	0.94	0.70
Small-Cap Equity*	0.42–0.48	ƒ	0.44	0.25	0.25	0.15	0.55	0.80	0.94	0.70
Social Choice Equity	0.15		0.15	0.25	0.25	0.15	0.22	0.47	0.61	0.37
Emerging Markets Equity*	0.79–0.85		0.85	0.25	0.25	0.15	0.95	1.20	1.34	1.10
Enhanced International Equity Index*	0.30–0.45		¥0.42	–	–	–	0.55	–	–	–
Global Natural Resources*	0.59–0.65		0.65	0.25	0.25	0.15	0.75	1.00	1.14	0.90
International Equity*	0.44–0.50		0.48	0.25	0.25	0.15	0.60	0.85	0.99	0.75
International Opportunities*	0.54–0.60		0.60	0.25	0.25	0.15	0.70	0.95	1.09	0.85
*	These Funds are subject to a breakpoint schedule on their investment management fees, which reduces these fees as the Fund’s net assets increase.
^	Beginning May 1, 2013, Advisors voluntarily waived a portion of the investment management fee for the Mid-Cap Growth and Mid-Cap Value Funds. The investment management fee range after the waiver was 0.40—0.48% of average daily net assets. Advisors has agreed to continue the investment management fee waiver for the period May 1, 2013 to April 30, 2014. This voluntary waiver may be terminated by the Board of Trustees after the first six-months.
ƒ	During the period November 1, 2012 to April 30, 2013, Advisors voluntarily waived a portion of the investment management fee for the Small-Cap Equity Fund. The investment management fee range after the waiver was 0.40%—0.45% of average daily net assets. Advisors has agreed to continue the investment management fee waiver for the period May 1, 2013 to April 30, 2014. This voluntary waiver may be terminated by the Board of Trustees after the first six-months. Effective May 1, 2013, the maximum expense amount is 0.52% for Institutional Class, 0.77% for the Retirement Class, 0.52% for the Retail Class and 0.67% for the Premier Class.
¥	Effective May 1, 2013, the investment management fees are 0.25—0.40% of average daily net assets for the Enhanced International Equity Index Fund. The maximum expense amount is 0.50% of average daily net assets.
‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 28, 2014. For the International Opportunities Fund, the reimbursement arrangements will continue through at least April 11, 2014. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

TIAA-CREF Tuition Financing, Inc. (“TFI”), an indirect wholly owned subsidiary of TIAA, is a registered investment adviser that provides program management services to multiple qualified tuition programs formed under Section 529 of the Code (“529 Plans”). These 529 Plans, each of which operates independently, invest a portion of their assets in several of the Funds. As of October 31, 2013, three 529 Plans owned 8%, 6% and 8%, respectively, of the International Equity Fund; and one 529 Plan owns 6% of the Social Choice Equity Fund.

At the commencement of operations of the Emerging Markets Equity Fund and the Global Natural Resources Fund, TIAA, an affiliate, invested in each Fund. In addition, a registered separate account of TIAA (collectively “TIAA Access”) has various sub-accounts that invest in the funds, and certain funds within the Trust also make investments in the Funds.

The following is the percentage of Fund shares owned by TIAA and other funds within the Trust as of October 31, 2013:

Underlying Fund	TIAA	TIAA-CREF Lifecycle Funds	TIAA-CREF Lifestyle Funds	TIAA-CREF Managed Allocation Fund	TIAA Access	Total
Enhanced Large-Cap Growth Index	–%	95%	–%	4%	–%	99%
Enhanced Large-Cap Value Index	–	95	1	4	–	100
Growth & Income	–	31	–	1	5	37
Large-Cap Growth	–	62	1	2	2	67
Large-Cap Value	–	31	–	1	7	39
Mid-Cap Growth	–	5	–	–	8	13
Mid-Cap Value	–	2	–	–	9	11
Small-Cap Equity	–	26	–	1	6	33
Social Choice Equity	–	–	–	–	2	2
Emerging Markets Equity	1	87	1	3	–	92
Enhanced International Equity Index	–	95	1	4	–	100
Global Natural Resources	10	76	1	3	–	90
International Equity	–	26	1	1	6	34
International Opportunities	–	95	1	4	–	100

98	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

Companies in which a Fund holds 5% or more of the outstanding voting shares are considered “affiliated companies” of the Fund pursuant to the 1940 Act. Information regarding transactions with affiliate companies is as follows:

Issue	Value at October 31, 2012	Purchase cost	Sales proceeds	Realized gain (loss)	Dividend income	Withholding expense	Shares at October 31, 2013	Value at October 31, 2013
Large-Cap Value Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$115,711,071	$180,687,528	$97,599,663	$–	$–	$–	198,798,936	$198,798,936
Small-Cap Equity Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	157,154,884	157,697,884	108,296,396	–	–	–	206,556,372	206,556,372

Note 5—investments

Securities lending: The Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral received by a Fund will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of Assets and Liabilities. Securities lending income consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the lending agent. Such income is reflected separately in the Statements of Operations. In lending its securities, the Fund bears the market risk with respect to the collateral investment as well as the securities loaned and also bears the risk that the counterparty may default on its obligations to the Fund.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Equity-linked notes: Equity-linked notes are debt securities issued by banks or broker-dealers and are designed to offer a return linked to an underlying security or market index. Equity-linked notes are structured with a defined maturity date. When the note matures, the issuer will pay to, or receive from the Fund, the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The Fund will record a realized gain or loss on the transaction. The note is valued daily and any change in the value of the note is reflected in net unrealized gains and losses. Investments in equity-linked notes involve the same risks associated with a direct investment in the underlying security or index that the notes seek to replicate. In addition, there is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under an equity-linked note against the issuer of the underlying security.

Net unrealized appreciation (depreciation): At October 31, 2013, net unrealized appreciation (depreciation) based on aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Enhanced Large-Cap Growth Index	$1,175,143,958	$327,033,095	$(5,382,433)	$321,650,662
Enhanced Large-Cap Value Index	1,083,160,713	350,673,230	(1,630,689)	349,042,541
Growth & Income	3,206,686,780	873,495,713	(9,400,416)	864,095,297
Large-Cap Growth	1,652,240,270	614,377,222	(9,716,290)	604,660,932
Large-Cap Value	3,896,608,684	823,906,912	(81,815,266)	742,091,646
Mid-Cap Growth	1,533,502,798	408,126,187	(20,056,137)	388,070,050
Mid-Cap Value	3,434,301,710	1,155,206,436	(27,321,670)	1,127,884,766
Small-Cap Equity	1,985,163,941	584,556,040	(35,237,468)	549,318,572
Social Choice Equity	1,248,308,579	531,064,570	(17,349,279)	513,715,291
Emerging Markets Equity	660,006,084	97,569,435	(20,512,537)	77,056,898
Enhanced International Equity Index	687,730,353	147,067,120	(4,913,307)	142,153,813
Global Natural Resources	264,270,602	20,935,977	(2,909,899)	18,026,078
International Equity	3,266,713,880	381,005,436	(45,102,093)	335,903,343
International Opportunities	791,360,776	47,643,276	(8,833,873)	38,809,403

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended October 31, 2013 were as follows:

Fund	Non-U.S. government purchases	Non-U.S. government sales
Enhanced Large-Cap Growth Index	$1,448,781,838	$1,250,308,847
Enhanced Large-Cap Value Index	1,064,762,220	998,621,398
Growth & Income	5,166,647,462	4,937,634,149
Large-Cap Growth	2,002,254,676	1,885,943,603
Large-Cap Value	2,541,603,220	1,950,497,660
Mid-Cap Growth	1,636,410,745	1,611,147,051
Mid-Cap Value	2,006,461,769	1,740,775,737
Small-Cap Equity	1,680,901,385	1,637,441,955
Social Choice Equity	297,040,200	170,888,274
Emerging Markets Equity	786,765,619	743,630,760
Enhanced International Equity Index	871,359,475	860,550,638
Global Natural Resources	477,092,382	465,684,889
International Equity	4,016,182,402	4,204,430,536
International Opportunities	854,671,910	106,436,954

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	99

Notes to financial statements

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended October 31, 2013 and October 31, 2012 was as follows:

	10/31/2013			10/31/2012
Fund	Ordinary income	Long-term capital gains	Total	Ordinary income	Long-term capital gains	Total
Enhanced Large-Cap Growth Index	$ 19,981,222	$ 32,431,575	$ 52,412,797	$ 44,755,249	$ 36,530,158	$ 81,285,407
Enhanced Large-Cap Value Index	26,866,075	20,942,323	47,808,398	26,245,491	22,209,269	48,454,760
Growth & Income	49,470,288	112,730,342	162,200,630	31,769,029	17,947,213	49,716,242
Large-Cap Growth	5,411,547	43,612,010	49,023,557	2,803,069	11,957,189	14,760,258
Large-Cap Value	53,399,862	11,162,311	64,562,173	31,353,692	–	31,353,692
Mid-Cap Growth	8,290,831	69,019,123	77,309,954	–	46,187,920	46,187,920
Mid-Cap Value	50,121,555	59,560,724	109,682,279	32,121,317	–	32,121,317
Small-Cap Equity	17,344,213	31,024,962	48,369,175	8,529,276	42,375,063	50,904,339
Social Choice Equity	23,957,439	–	23,957,439	18,080,683	–	18,080,683
Emerging Markets Equity	6,995,272	–	6,995,272	2,863,899	–	2,863,899
Enhanced International Equity Index	25,469,837	–	25,469,837	17,033,076	–	17,033,076
Global Natural Resources	5,121,190	–	5,121,190	125,457	–	125,457
International Equity	50,663,141	–	50,663,141	38,514,207	–	38,514,207
International Opportunities	–	–	–	–	–	–

As of October 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation)	Capital loss carryover	Total
Enhanced Large-Cap Growth Index	$59,673,706	$56,452,299	$321,650,665	$–	$437,776,670
Enhanced Large-Cap Value Index	54,219,252	58,116,052	349,047,081	–	461,382,385
Growth & Income	159,176,855	236,614,046	864,182,229	–	1,259,973,130
Large-Cap Growth	70,777,161	91,859,987	604,665,983	–	767,303,131
Large-Cap Value	206,959,446	141,705,919	742,092,618	–	1,090,757,983
Mid-Cap Growth	54,653,870	175,122,289	389,008,491	–	618,784,650
Mid-Cap Value	88,925,371	214,479,546	1,127,879,869	–	1,431,284,786
Small-Cap Equity	110,610,923	95,238,110	549,318,570	–	755,167,603
Social Choice Equity	18,156,836	16,400,896	513,715,294	–	548,273,026
Emerging Markets Equity	4,123,988	–	76,943,808	(42,770,615)	38,297,181
Enhanced International Equity Index	26,022,951	30,786,400	142,169,683	–	198,979,034
Global Natural Resources	3,968,921	–	17,945,280	(23,687,207)	(1,773,006)
International Equity	53,464,737	–	335,858,534	(239,090,556)	150,232,715
International Opportunities	2,798,581	–	38,813,988	(10,258,005)	31,354,564

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies, the utilization of capital loss carryovers, and the treatment of short term gain as ordinary income for tax purposes.

In certain circumstances, a fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). A fund may also accept portfolio securities rather than cash as payment for a purchase of fund shares (in-kind purchase). During the year ended October 31, 2013, the Funds did not have any in-kind purchase or in-kind redemption transactions.

At October 31, 2013, the following Funds had capital loss carryovers, which will expire as follows:

	Date of expiration
Fund	10/31/17	10/31/18	10/31/19	No expiration	Total
Emerging Markets Equity	$–	$–	$ 14,064,867	$ 28,705,748	$ 42,770,615
Global Natural Resources	–	–	–	23,687,207	23,687,207
International Equity	202,053,338	37,037,218	–	–	239,090,556
International Opportunities	–	–	–	10,258,005	10,258,005

For the year ended October 31, 2013, the Social Choice Equity Fund, Emerging Markets Equity Fund, Enhanced International Equity Index Fund, and International Equity Fund utilized $5,686,668, $6,884,947, $15,229,441, and $593,313,252, respectively, of their capital loss carryover available from prior years.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

100	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

concluded

Note 7—emerging markets risks

The Emerging Markets Equity Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 8—line of credit

Each of the Funds participates in a $1.5 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. This facility expired June 2013. A new facility was entered into on June 25, 2013 expiring June 24, 2014. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended October 31, 2013, there were no borrowings under this credit facility by the Funds.

Note 9—indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	101

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of the TIAA-CREF Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Enhanced Large-Cap Growth Index Fund, Enhanced Large-Cap Value Index Fund, Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Emerging Markets Equity Fund, Enhanced International Equity Index Fund, Global Natural Resources Fund, International Equity Fund, and International Opportunities Fund (fourteen of the portfolios constituting the TIAA-CREF Funds; hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
December 17, 2013

102	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

Trustees and officers (unaudited)

TIAA-CREF Funds ■ October 31, 2013

Trustees

		Term of		Number of
		office and		portfolios in
	Position(s)	length		fund complex
Name, address and	held with	of time		overseen
date of birth (“DOB”)	fund	served	Principal occupation(s) during past 5 years	by trustee	Other directorship(s) held by trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 4/25/54	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Former Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	78	Director of GMO; Director, the Maine Coast Heritage Trust; Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation, and Director of the Maine Chapter of the Nature Conservancy.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/6/62	Trustee	Indefinite term. Trustee since 2007.	Former Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	78	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; Independent Member of the Boards of Lazard Alternative Strategies Fund, LLC and Lazard Alternative Strategies 1099 Fund.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/5/67	Trustee	Indefinite term. Trustee since 2007.	Chief Operating Officer, Copper Rock Capital Partners, LLC (since 2007); Chief Operating Officer, DDJ Capital Management (2003–2006).	78	Director of Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Chairman of the Board and Trustee	Indefinite term. Trustee since 2005; Chairman for term ending December 31, 2015. Chairman since 2013.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	78	Director, D2D Fund.
Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Trustee	Indefinite term. Trustee since 1999.	Former President and Founder (2006–2012) of NLJ Advisors, Inc. (investment adviser); President and Managing Principal, Windermere Investment Associates (1997–2006).	78	None
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 3/27/63	Trustee	Indefinite term. Trustee since 2011.	Former Partner (2004–2010) and Managing Director (1999–2010), Goldman Sachs Asset Management.	78	Director, Sansum Clinic; Investment committee member, College of Mount Saint Vincent and Cottage Health System; Member, United States Olympics Paralympics Advisory Committee, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Treasurer, Crane County Day School.
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	Indefinite term. Trustee since 2003.	Chief Executive Officer (since 2010), President and Chief Operating Officer (since 2009), First Eagle Investment Management, LLC; Former Principal, BAM Consulting LLC (2003–2009); Former Independent Consultant for Merrill Lynch (2003–2009).	78	Director, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management, LLC; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); and the North Shore Land Alliance.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996), Former Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Former Program Director, NBER (1990–2008).	78	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	103

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2013

Trustees — concluded

		Term of		Number of
		office and		portfolios in
	Position(s)	length		fund complex
Name, address and	held with	of time		overseen
date of birth (“DOB”)	fund	served	Principal occupation(s) during past 5 years	by trustee	Other directorship(s) held by trustee
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman and Chief Executive Officer (since 1991) and Chief Investment Officer (1991–2013), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (since 2003) and Chief Investment Officer (2003–2013), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012 ).	78	Director, SCANA Corporation (energy holding company); Member, Duke Children’s Hospital and Health Center National Board of Advisors.
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002); Professor, University of Texas at Austin (since 1987). Former Chairman, Department of Finance, University of Texas at Austin (2002–2011).	78	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors), and Investment Advisory Committee, Employees Retirement System of Texas.

Officers

Term of
office and
	Position(s)	length
Name, address and	held with	of time
date of birth (“DOB”)	fund	served	Principal occupation(s) during past 5 years
Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2009.	Executive Vice President and Chief Legal Officer of Teachers Insurance and Annuity Association of America (“TIAA”), and College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”) (since 2009). Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996–2009).
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/8/62	Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.	Chief Compliance Officer of the TIAA-CREF Fund Complex and TIAA Separate Account VA-3 (since 2008). Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Asset Management Compliance of TIAA. Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since 2008). Chief Compliance Officer (2008), Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Teachers Advisors, Inc. (“Advisors”). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Advisors, LLC. (“TCAA”) (since 2011). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Services, LLC (“TCAS”) (since 2011). Interim Chief Compliance Officer for TIAA-CREF Life Insurance Company Separate Accounts VA-1, VLI-I and VLI-2 (since 2013). Interim Chief Compliance Officer for Covariance Capital Management, Inc. (“Covariance”) (since 2013). Managing Director/Director of Global Compliance, AIG Investments (2000–2008).
Carol Deckbar TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/13/62	Executive Vice President	One-year term. Executive Vice President since 2013 .	Executive Vice President (since 2013), Chief Operating Officer (“COO”) Asset Management (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2013). Interim Head of Asset Management, TIAA (2012–2013). Senior Vice President, Investment Products, TIAA (2009–2012). Managing Director, Mutual Fund Products, TIAA (2007–2009). Senior Managing Director, President, and COO of Advisors and Investment Management (since 2012). Director of Advisors (since 2008). Manager, President, and COO of TCAA and TCAS (since 2011). Director (since 2011) of TIAA-CREF Asset Management (“TCAM”). Manager of TIAA-CREF Individual and Institutional Services, LLC (since 2010). Director of Westchester Group Investment Management, Inc. (since 2011). Manager of Beaver Investment Holdings, LLC (since 2012). Director of GreenWood Resources, Inc. (since 2012). Director of TH RE Administration Ltd., TH RE FCACO Ltd., TH RE AIFM Group Ltd, and TH RE Group Holdings Ltd. (since 2013).

104	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

concluded

Officers — concluded

Term of
office and
	Position(s)	length
Name, address and	held with	of time
date of birth (“DOB”)	fund	served	Principal occupation(s) during past 5 years
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.	Treasurer of CREF (since 2008); Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and Chief Financial Officer and Principal Accounting Officer (since 2009) and Treasurer (since 2008) of TIAA Separate Account VA-1. Senior Vice President (since 2010) and Funds Treasurer (since 2006) of TIAA. Director of Advisors (since 2008). Director of TIAA-CREF Asset Management (“TCAM”) (since 2011). Senior Vice President (since 2010) and Funds Treasurer (since 2007) of Advisors and Investment Management. Assistant Treasurer of TIAA-CREF Life Insurance Company (“TC Life”) (since 2012). Director of TIAA-CREF Trust Company, FSB (“Trust”) (since 2008). Director, Senior Vice President and Funds Treasurer of TCAA (since 2011). Director, Senior Vice President and Funds Treasurer of TCAS (since 2011). Chief Financial Officer, Van Kampen Funds (2005–2006).
Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President	One-year term. Executive Vice President since 2009.	Executive Vice President, Chief Risk Officer (since 2013) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2009). Executive Vice President, Head of Risk Management of TIAA (2009–2013). Executive Vice President, Risk Management (since 2009). Senior Managing Director of Advisors and Investment Management (2006–2009) and Head of Credit Risk Management of Advisors and Investment Management (2005–2006). Senior Managing Director, Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008–2009). Executive Vice President, Risk Management of TCAA (since 2011). Executive Vice President, Risk Management of TCAS (since 2011). Senior Managing Director, Chief Credit Risk Officer (2004–2008) of TIAA. Director of TC Life (2006–2008). Director of TPIS, Advisors and Investment Management (2008).
Robert G. Leary TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/20/61	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2013.	Executive Vice President and President of Asset Management (since 2013) of TIAA and Executive Vice President of CREF and VA-1 (since 2013); Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2013). Director, President and CEO of Advisors (since 2013). Manager, President and CEO of Investment Management (since 2013). Director of TH RE Ltd (since 2013). Director, President & CEO of TPIS (since 2013). Director of TIAA International Holdings 1 Ltd, TIAA International Holdings 2 Ltd, and TIAA International Holdings 3 Ltd (since 2013). Director, President & CEO of TCAM, Inc. (since 2013). Representative, Securities Research, Inc. (February-May 2013). President and Chief Operating Officer, U.S., ING Americas (2010 to 2012). Chief Executive Officer, ING Insurance US (2009–2010). Chairman and Chief Executive Officer, ING Investment Management, Americas (2007–2009). Executive Vice President, AIG Financial Products Corp (1995–2007).
Ronald R. Pressman TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/11/58	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Operating Officer (since 2012) of TIAA, and Executive Vice President of the TIAA-CREF Funds Complex (since 2012). Director, Covariance (since 2012). Manager, TIAA-CREF Life Insurance Company (since 2012). Director, Kaspick & Company, LLC (“Kaspick”) (since 2012). Director, Aspen Insurance Holdings, LLC (since 2011). President and Chief Executive Officer of General Electric Capital Real Estate (2007–2011).
Phillip T. Rollock TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/31/62	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2012.	Senior Managing Director and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since 2012). Senior Vice President of TIAA and the TIAA-CREF Fund Complex (2012–2013). Managing Director, Retirement and Individual Financial Services (2010–2012) and Vice President, Product Development and Management, Institutional Client Services (2006–2010) of TIAA.
Otha T. Spriggs, III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 2/16/51	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Human Resources Officer (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Senior Vice President of Human Resources, Boston Scientific (2010–2012); President of Integrated People Solutions (2009–2010); Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp. (2001–2009).
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, President of Retirement and Individual Financial Services (since 2011) of TIAA, and Executive Vice President (since 2008) of the TIAA-CREF Fund Complex. Chief Operating Officer (2010–2011), Executive Vice President, Product Development and Management (2009–2010), Executive Vice President, Institutional Client Services (2006–2009), Executive Vice President, Product Management (2005–2006), and Senior Vice President, Pension Products (2003–2005) of TIAA. Director of Covariance (since 2010). Director (since 2007), Chairman and President (since 2012) of TCT Holdings, Inc. Director (2007–2011) and Executive Vice President (2008–2010) of TCAM. Manager (since 2006), President and CEO (2006–2010) of Redwood. Director of Tuition Financing (2008–2009) and Executive Vice President of TC Life (2009–2010).
Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/26/52	Executive Vice President	One-year term. Executive Vice President since 2010.	Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2010); Chief Communications Officer of TIAA (2010–2011). Senior Vice President, The Hartford Financial Services Group, Inc. (2008–2010). Executive Vice President and Chief Marketing Officer, BearingPoint (2005–2008).

TIAA-CREF Funds: Equity Funds ■ 2013 Annual Report	105

Important tax information (unaudited)

For the fiscal year ended October 31, 2013, the TIAA-CREF Funds designate the following distribution amounts (or the maximum amount allowable) as being from Section 1250 gains and net long-term capital gains.

	Section 1250	Long-term
Fund	gains	capital gains	Total
Enhanced Large-Cap Growth Index	$13,376	$32,418,199	$32,431,575
Enhanced Large-Cap Value Index	30,037	20,912,286	20,942,323
Growth & Income	12,715	120,824,869	120,837,584
Large-Cap Growth	–	43,612,010	43,612,010
Large-Cap Value	–	18,217,448	18,217,448
Mid-Cap Growth	–	75,607,604	75,607,604
Mid-Cap Value	–	71,641,523	71,641,523
Small-Cap Equity	–	35,699,406	35,699,406
Social Choice Equity	–	1,190,032	1,190,032
Emerging Markets Equity	–	–	–
Enhanced International Equity Index	–	–	–
Global Natural Resources	–	–	–
International Equity	–	–	–
International Opportunities	–	–	–

For the fiscal year ended October 31, 2013, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage
Enhanced Large-Cap Growth Index	64.63%
Enhanced Large-Cap Value Index	72.56%
Growth & Income	41.32%
Large-Cap Growth	54.06%
Large-Cap Value	76.63%
Mid-Cap Growth	72.63%
Mid-Cap Value	75.16%
Small-Cap Equity	57.42%
Social Choice Equity	100.00%
Emerging Markets Equity	79.92%
Enhanced International Equity Index	53.10%
Global Natural Resources	95.11%
International Equity	80.60%
International Opportunities	65.58%

For the fiscal year ended October 31, 2013, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage
Enhanced Large-Cap Growth Index	59.46%
Enhanced Large-Cap Value Index	69.92%
Growth & Income	40.51%
Large-Cap Growth	53.76%
Large-Cap Value	76.37%
Mid-Cap Growth	72.40%
Mid-Cap Value	69.04%
Small-Cap Equity	57.21%
Social Choice Equity	100.00%
Emerging Markets Equity	0.23%
Enhanced International Equity Index	0.00%
Global Natural Resources	21.04%
International Equity	0.00%
International Opportunities	0.00%

The Emerging Markets Equity, Enhanced International Equity Index, International Equity, and International Opportunities Funds received income from foreign sources during the year ended October 31, 2013 of $14,399,642 ($0.22886 per share), $16,986,760 ($0.17446 per share), $63,938,557 ($0.20040 per share), and $2,714,182 ($0.03771 per share), respectively, and paid taxes to foreign countries during the year ended October 31, 2013 of $1,348,169 ($0.02143 per share), $733,088 ($0.00753 per share), $2,712,673 ($0.00850 per share), and $241,065 ($0.00335 per share), respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2013, which will be reported in conjunction with your 2013 Form 1099-DIV.

By early 2014, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

106	2013 Annual Report ■ TIAA-CREF Funds: Equity Funds

How to reach us

TIAA-CREF website

tiaa-cref.org

24 hours a day, 7 days a week

Automated telephone service

800 842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800 842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday
9 a.m. to 6 p.m. (ET), Saturday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit tiaa-cref.org, or call 800 842-2252 for the Institutional, Retirement and Premier classes or 800 223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not FDIC insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value.

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., members FINRA, distribute securities products.

©2013 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF), 730 Third Avenue, New York, NY 10017-3206.

730 Third Avenue New York, NY 10017-3206

Printed on paper containing recycled fiber

eDelivery will save trees, conserve paper and reduce mailbox clutter.

Sign up today at www.tiaa-cref.org/eDelivery

C12893	A12446 (12/13)

730 Third Avenue New York, NY 10017-3206

Printed on paper containing recycled fiber

C12893	A12446 (12/13)

730 Third Avenue New York, NY 10017-3206

C12893	A12446 (12/13)

2013 Annual Report

TIAA-CREF Funds

Equity Index Funds

October 31, 2013

Understanding your report from TIAA-CREF Funds

For the purposes of this report, “TIAA-CREF Funds” refers only to the TIAA-CREF Equity Index Funds listed on the cover of this report.

This annual report contains information about the holdings and investment performance of the TIAA-CREF Funds as of October 31, 2013. The report contains three main sections:

•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of October 31, 2013.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time, based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the TIAA-CREF Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at tiaa-cref.org, or call 800 842-2252 for the Institutional, Retirement and Premier classes or 800 223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports, instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ portfolio holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at tiaa-cref.org; or
•	By calling us at 800 842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-Q filings. Form N-CSR filings are as of October 31 or April 30; Form N-Q filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. (Call 202 551-8090 for more information.)

Proxy voting

TIAA-CREF Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at tiaa-cref.org or on the SEC’s website at www.sec.gov. You can also call us at 800 842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day investment management of the funds.

2	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

TIAA-CREF Market Monitor

Strengthening economy helps propel U.S. stocks higher

Despite numerous headwinds, including tax hikes and congressional wrangling over the debt ceiling, the broad U.S. stock market, as measured by the Russell 3000® Index, soared 29.0% for the twelve-month period ended October 31, 2013. Investors largely shook off these concerns and were buoyed by signs of a strengthening domestic economy: unemployment fell slightly, housing prices climbed and consumer spending increased. At the same time, investors cheered the Federal Reserve’s ongoing efforts to stimulate the economy by keeping interest rates low.

The market’s impressive advance was broad-based: all ten industry sectors of the Russell 3000 scored double-digit gains for the period, including eight that advanced more than 20%. The largest contributions came from the sizable consumer discretionary and financial sectors, which gained 41.4% and 29.9%, respectively. Amid the powerful market rally, telecommunications and utilities lagged with returns of 14.9% and 11.6%, respectively. These sectors underperformed as investors sought higher returns from faster growing companies in other areas of the economy.

During the period, optimistic investors favored small-capitalization stocks because of their higher return potential. Small-cap issues soared 36.3%, while mid- and large-cap equities returned 33.8% and 28.4%, respectively. At the same time, growth stocks narrowly topped value shares, 29.2% to 28.6%. (Returns by market capitalization and investment style are based on the Russell indexes.)

Stocks in developed foreign markets, as measured by the MSCI EAFE Index, participated in the rally but couldn’t keep pace with the gains registered in the broad U.S. market. The EAFE index gained 26.9% on signs that Europe was beginning to emerge from its recession and on renewed efforts by Japan to stimulate its stagnant economy. In contrast, emerging market equities lagged far behind their developed market counterparts, returning just 6.5%. This sharp divergence was, in part, due to slowing growth rates in China and various other emerging market economies. (All returns are in U.S. dollars.)

At the same time, the improving economy, coupled with rising long-term interest rates, led to widespread losses in the domestic fixed-income market. The Barclays U.S. Aggregate Bond Index declined 1.1% for the twelve months.

Stocks rally despite political uncertainty

The Russell 3000 Index posted gains in ten of the twelve months covered by this report. As the period began, uncertainty surrounding the “fiscal cliff” deadline weighed on stocks, which generated only modest gains in November and December of 2012. However, stocks rallied to start the New Year following the last-minute passage of a tax bill.

The equity markets endured elevated levels of volatility in the spring and intermittently over the summer, as investors began to worry that improving economic data might prompt the Fed to begin reducing its stimulus measures earlier than expected. When Chairman Ben Bernanke seemed to confirm these fears in May, stocks fell in June and again in August.

The equity markets regained their footing in September after the Fed surprised investors by announcing that it would continue its accommodative policies until stronger signs of steady economic growth emerged. The news triggered a global stock market rally, even as political gridlock in Washington led to a brief shutdown of the U.S. government. Although the shutdown was relatively short-lived, investors could see signs of more political wrangling in the coming months.

U.S. stocks move higher despite headwinds

Monthly returns for the Russell 3000 Index from November 1, 2012–October 31, 2013

The broad market climbs nearly 30% amid economic and political uncertainty.

Source:  Russell Investments

TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	3

About the funds’ benchmarks

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI EAFE Index measures the performance of the leading stocks in 22 developed market countries outside North America—in Europe, Australasia, and the Far East.

The MSCI Emerging Markets Index measures the performance of the leading stocks in 21 emerging market countries in Europe, Asia, Africa, Latin America and the Middle East.

Large-cap indexes

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

Russell 1000, Russell 2000 and Russell 3000 are trademarks and service marks of Russell Investments. TIAA-CREF products are not promoted or sponsored by, or affiliated with, Russell Investments. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

4	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear on the performance pages are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs or the costs incurred by the fund for buying and selling securities. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include redemption fees or account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2013–October 31, 2013).

Actual expenses

The first section of each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second line in each share class’s entry shows hypothetical account values and expenses based on the share class’s actual expense ratio for the six-month period and an assumed 5% per year rate of return before expenses. This was not the share class’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period but rather allows you to compare the ongoing costs of investing in the fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	5

Equity Index Fund

Portfolio composition

Sector	% of net assets as of 10/31/2013
Information technology	17.6
Financials	17.2
Consumer discretionary	13.4
Health care	12.4
Industrials	11.4
Energy	9.5
Consumer staples	8.8
Materials	3.8
Utilities	3.1
Telecommunication services	2.2
Short-term investments, other assets & liabilities, net	0.6
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2013
More than $50 billion	47.2
More than $15 billion–$50 billion	23.6
More than $2 billion–$15 billion	23.6
$2 billion or less	5.6
Total	100.0

Performance for the twelve months ended October 31, 2013

The Equity Index Fund returned 28.85% for the Institutional Class, compared with the 28.99% return of its benchmark, the Russell 3000® Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund benefited from participating in a securities lending program, but its return trailed that of its benchmark partly because of the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

U.S. stocks surge despite hurdles

The broad U.S. stock market, as measured by the Russell 3000 Index, rose nearly 29.0% for the twelve months ended October 31, 2013. Investors were buoyed by signs of strengthening in the U.S. economy: unemployment fell slightly, housing prices climbed, consumer spending increased and the nation’s gross domestic product grew at an estimated annual rate of 2.8% in the third quarter of 2013. At the same time, investors applauded the Federal Reserve’s ongoing efforts to stimulate the economy by keeping interest rates low.

But there were headwinds as investors periodically worried that the stronger economy might prompt the Fed to begin scaling back its accommodative programs. When Chairman Ben Bernanke hinted as much in May, stocks sold off in June and again in August. Although the Fed eventually decided to keep its current policies in place, federal budgetary cutbacks, tax hikes and congressional wrangling over the debt ceiling threatened to upend the Fed’s efforts.

During the period, optimistic investors favored small-capitalization stocks, which have the potential for higher returns than those issued by large-cap firms but which can also be more volatile. Small caps soared 36.28%, while

Performance as of October 31, 2013

		Total return	Average annual total return
Equity Index Fund	Inception date	1 year	5 years	10 years
Institutional Class	7/1/1999	28.85%	15.90%	7.88%
Retirement Class	3/31/2006	28.52	15.60	7.68	*
Retail Class	3/31/2006	28.49	15.59	7.72	*
Premier Class	9/30/2009	28.68	15.76 *	7.81	*
Russell 3000 Index	—	28.99	15.94	7.92

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Retirement, Retail and Premier classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Retirement, Retail and Premier classes. If those higher expenses had been reflected, the performance of these three classes shown for these periods would have been lower.

6	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

mid- and large-cap issues gained 33.79% and 28.40%, respectively. Growth stocks topped value shares, 29.16% to 28.64%. (Returns by market capitalization and investment style are based on the Russell indexes.)

Consumer discretionary stocks drive the benchmark higher

For the twelve months, all ten industry sectors of the Russell 3000 Index recorded double-digit gains, with eight climbing more than 20%. The consumer discretionary sector led with a 41.4% advance and contributed the most to the benchmark’s rise. The 29.9% gain of financial stocks, the index’s second-largest sector, also made a substantial contribution to the benchmark’s performance, as did the outsized returns of industrials (up 38.6%) and health care shares (up 36.0%). Together, these four sectors constituted more than half of the benchmark’s market capitalization on October 31, 2013.

Amid the soaring market, the telecommunications and utilities sectors lagged with returns of 14.9% and 11.6%, respectively. The benchmark’s largest sector, information technology, earned 23.2% for the period.

Five largest stocks produce mixed results

For the twelve months, four of the five largest stocks in the Russell 3000 lagged the overall market, reflecting in part investors’ preference for riskier small- and mid-cap stocks. Only Google outperformed; its stock climbed 51.5% as the company expanded its core advertising business within the mobile device market. The returns of General Electric (up 28.3%) and Microsoft (up 27.9%) only slightly lagged that of the index, while Exxon Mobil and Apple trailed far behind, returning 1.0% and –10.1%, respectively.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2013

Equity Index Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13- 10/31/13)
Actual return
Institutional Class	$1,000.00	$1,119.77	$0.32
Retirement Class	1,000.00	1,118.12	1.66
Retail Class	1,000.00	1,117.84	1.98
Premier Class	1,000.00	1,119.24	1.12

5% annual hypothetical return
Institutional Class	1,000.00	1,024.90	0.31
Retirement Class	1,000.00	1,023.64	1.58
Retail Class	1,000.00	1,023.34	1.89
Premier Class	1,000.00	1,024.15	1.07

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.06% for the Institutional Class, 0.31% for the Retirement Class, 0.37% for the Retail Class and 0.21% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	7

Large-Cap Growth Index Fund

Portfolio composition

Sector	% of net assets as of 10/31/2013
Information technology	26.1
Consumer discretionary	19.9
Consumer staples	12.4
Industrials	12.1
Health care	12.0
Financials	5.5
Energy	4.8
Materials	4.5
Telecommunication services	2.1
Utilities	0.2
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2013
More than $50 billion	52.0
More than $15 billion–$50 billion	25.1
More than $2 billion–$15 billion	22.8
$2 billion or less	0.1
Total	100.0

Performance for the twelve months ended October 31, 2013

The Large-Cap Growth Index Fund returned 28.14% for the Institutional Class, compared with the 28.30% return of its benchmark, the Russell 1000® Growth Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund’s return trailed that of its benchmark index, primarily because of the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Large-cap growth stocks post strong gains

The broad U.S. stock market, as measured by the Russell 3000® Index, rose an extraordinary 28.99% for the twelve months ended October 31, 2013. Investors were encouraged by the strengthening U.S. economy: unemployment fell, housing prices climbed, consumer spending increased and the nation’s gross domestic product grew at an estimated annual rate of 2.8% in the third quarter of 2013. At the same time, the Federal Reserve continued its efforts to stimulate the economy by keeping interest rates low.

For the reporting period, large-cap growth and value issues were closely matched, with the latter returning 28.29%. Within the growth category, large caps lagged both small- and mid-cap issues, which gained 39.84% and 33.93%, respectively. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2013, the Russell 1000 Growth Index posted an average annual return of 7.70%, slightly trailing both the 7.81% average gain of the Russell 1000 Value Index and the 7.92% average return of the Russell 3000.

Performance as of October 31, 2013

		Total return	Average annual total return
Large-Cap Growth Index Fund	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	28.14%	17.43%	7.60%
Retirement Class	10/1/2002	27.90	17.15	7.31
Russell 1000 Growth Index	—	28.30	17.51	7.70

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

8	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Consumer discretionary stocks lead the benchmark higher

All ten industry sectors of the Russell 1000 Growth Index scored double-digit gains for the period, including four that soared more than 30%. The benchmark’s second-largest sector, consumer discretionary, advanced 40.3% and easily made the biggest contribution to the benchmark’s rise. An improving domestic economic environment and strengthening consumer confidence were tailwinds for consumer discretionary stocks. Sizable gains from health care stocks (up 41.9%) also made a substantial contribution. Health care issues benefited from the president’s November reelection, which added clarity to the direction of health care policy. Strong contributions from industrials and information technology—the benchmark’s largest sector at period-end—further enhanced index performance. Together, these four sectors constituted 70% of the benchmark’s total market capitalization at the end of the period.

Four of the five largest stocks lag the index

For the twelve months, just one of the benchmark’s five largest stocks recorded gains that exceeded the return of the index. Only Google outperformed; its stock climbed 51.5% as the company expanded its core advertising business within the mobile device market. Microsoft closely tracked the index, rising 27.9%, while Coca-Cola registered just a 9.5% gain. In contrast, IBM (down 6.2%) and Apple (down 10.1%) lagged far behind.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share class varies due to differences in expense charges.

Expense example

Six months ended October 31, 2013

Large-Cap Growth Index Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13- 10/31/13)
Actual return
Institutional Class	$1,000.00	$1,127.62	$0.32
Retirement Class	1,000.00	1,126.15	1.66

5% annual hypothetical return
Institutional Class	1,000.00	1,024.90	0.31
Retirement Class	1,000.00	1,023.64	1.58

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.06% for the Institutional Class and 0.31% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	9

Large-Cap Value Index Fund

Portfolio composition

Sector	% of net assets as of 10/31/2013
Financials	28.5
Energy	14.9
Health care	12.9
Industrials	10.2
Information technology	8.7
Consumer discretionary	6.6
Utilities	6.2
Consumer staples	5.9
Materials	2.9
Telecommunication services	2.7
Short-term investments, other assets & liabilities, net	0.5
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2013
More than $50 billion	50.3
More than $15 billion–$50 billion	26.7
More than $2 billion–$15 billion	22.7
$2 billion or less	0.3
Total	100.0

Performance for the twelve months ended October 31, 2013

The Large-Cap Value Index Fund returned 28.07% for the Institutional Class, compared with the 28.29% return of its benchmark, the Russell 1000® Value Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund’s return trailed that of its benchmark index, primarily because of the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Large-cap value stocks keep pace in a climbing market

The broad U.S. stock market, as measured by the Russell 3000® Index, rose an extraordinary 28.99% for the twelve months ended October 31, 2013. Investors were encouraged by the strengthening U.S. economy: unemployment fell, housing prices climbed, consumer spending increased and the nation’s gross domestic product grew at an estimated annual rate of 2.8% in the third quarter of 2013. At the same time, the Federal Reserve continued its efforts to stimulate the economy by keeping interest rates low.

For the reporting period, large-cap value and growth issues were closely matched, with the latter returning 28.30%. Within the value category, large-cap issues trailed their mid- and small-cap counterparts, which soared 33.45% and 32.83%, respectively. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2013, the Russell 1000 Value Index registered an average annual return of 7.81%, outpacing the 7.70% average gain of the Russell 1000 Growth Index but slightly lagging the 7.92% return of the Russell 3000 Index.

Performance as of October 31, 2013

		Total return	Average annual total return
Large-Cap Value Index Fund	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	28.07%	13.97%	7.72%
Retirement Class	10/1/2002	27.79	13.69	7.44
Russell 1000 Value Index	—	28.29	14.06	7.81

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

10	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Financials propel the benchmark higher

For the twelve months, all ten industry sectors of the fund’s benchmark achieved double-digit gains, including six that soared more than 25%. The benchmark’s largest sector, financials, advanced 30.5% and easily made the biggest contribution to the benchmark’s rise. Strong gains from information technology (up 50.4%), industrials (up 38.1%) and health care (up 30.0%) made substantial contributions as well. Together, these four sectors constituted 60% of the index’s total market capitalization on October 31, 2013.

The benchmark also benefited from outsized results from the consumer discretionary sector, which rose 43.5% for the period. An improving domestic economic environment and strengthening consumer confidence were tail-winds for consumer discretionary stocks. Amid the rising market, the smaller materials, telecommunications and utilities sectors lagged with returns of 18.6%, 12.0% and 11.1%, respectively.

Returns from the benchmark’s largest stocks vary widely

For the period, only one of the benchmark’s five largest stocks registered gains that exceeded the return of the Russell 1000 Value Index. Johnson & Johnson advanced 35.0%. General Electric climbed 28.3%, matching the benchmark’s return. In contrast, Procter & Gamble (up 20.3%) and Chevron (up 12.5%) posted solid results but failed to keep pace with the benchmark. Exxon Mobil, the index’s largest individual component in terms of market capitalization at period-end, substantially lagged; it returned just 1.0%.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share class varies due to differences in expense charges.

Expense example

Six months ended October 31, 2013

Large-Cap Value Index Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13– 10/31/13)
Actual return
Institutional Class	$1,000.00	$1,102.11	$0.32
Retirement Class	1,000.00	1,101.41	1.64

5% annual hypothetical return
Institutional Class	1,000.00	1,024.90	0.31
Retirement Class	1,000.00	1,023.64	1.58

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.06% for the Institutional Class and 0.31% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	11

S&P 500 Index Fund

Portfolio composition

Sector	% of net assets as of 10/31/2013
Information technology	17.7
Financials	16.0
Health care	12.9
Consumer discretionary	12.5
Industrials	10.7
Energy	10.5
Consumer staples	10.1
Materials	3.5
Utilities	3.1
Telecommunication services	2.5
Short-term investments, other assets & liabilities, net	0.5
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2013
More than $50 billion	58.0
More than $15 billion–$50 billion	28.7
More than $2 billion–$15 billion	13.3
Total	100.0

Performance for the twelve months ended October 31, 2013

The S&P 500 Index Fund returned 27.08% for the Institutional Class, compared with the 27.18% return of its benchmark, the S&P 500® Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund’s return trailed that of its benchmark index, primarily because of the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Large-cap stocks climb on positive economic news but trail the broad market

During the twelve-month period, large-cap U.S. equities, as measured by the S&P 500 Index, produced a robust gain but lagged the 28.99% return of the Russell 3000® Index, a proxy for the broad domestic stock market.

Stocks broadly rallied as signs of a strengthening economy, an improving housing market and rising consumer confidence lifted sentiment for riskier assets. At the same time, investors cheered as the Federal Reserve continued its efforts to stimulate the economy by keeping interest rates low.

The equity markets faced headwinds during the period, however. Ongoing concerns that the strengthening economy might lead the Fed to begin tapering its accommodative programs led to a sell-off in the equity markets in June and August. When the Fed announced that it would maintain its current policies, the rally resumed during the last two months of the period.

Despite its strong gain, the S&P 500 Index failed to keep pace with the Russell 3000 Index. The broad U.S. market index benefited from a sizable position in small- and mid-cap stocks, which outperformed the large-cap issues of the S&P 500. During the period, optimistic investors favored smaller-cap companies because of their higher return potential.

Performance as of October 31, 2013

		Total return	Average annual total return
S&P 500 Index Fund	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	27.08%	15.09%	7.38%
Retirement Class	10/1/2002	26.73	14.81	7.09
S&P 500 Index	—	27.18	15.17	7.46

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

12	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

For the ten years ended October 31, 2013, the S&P 500 Index posted an average annual gain of 7.46% compared with an average annual return of 7.92% for the Russell 3000 Index.

Financials lead a broad-based sector advance

For the period, nine of the benchmark’s ten industry sectors generated double-digit gains. The biggest contribution came from the large financial sector, which gained 31.9%. Consumer discretionary (up 40.2%) and health care (up 34.5%), also made substantial contributions to the benchmark’s rise. Together, these three sectors constituted more than 40% of the benchmark’s total market capitalization on October 31, 2013.

Amid the market rally, telecommunications services and utilities lagged with returns of 12.7% and 9.5%, respectively. These sectors underperformed as investors sought higher returns from faster growing companies in other sectors of the economy, rather than focusing on companies with high dividend yields.

Five largest stocks produce mixed results

For the twelve months, three of the five largest stocks in the S&P 500 outpaced the index. Google led the way; its stock climbed 51.5% as the company expanded its core advertising business within the mobile device market. The returns of General Electric (up 28.3%) and Microsoft (up 27.9%) slightly topped that of the index as well, while Exxon Mobil and Apple trailed far behind, returning 1.0% and –10.1%, respectively.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share class varies due to differences in expense charges.

Expense example

Six months ended October 31, 2013

S&P 500 Index Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13- 10/31/13)
Actual return
Institutional Class	$1,000.00	$1,111.05	$0.32
Retirement Class	1,000.00	1,109.93	1.65

5% annual hypothetical return
Institutional Class	1,000.00	1,024.90	0.31
Retirement Class	1,000.00	1,023.64	1.58

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.06% for the Institutional Class and 0.31% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	13

Small-Cap Blend Index Fund

Portfolio composition

Sector	% of net assets as of 10/31/2013
Financials	22.6
Information technology	17.6
Industrials	14.6
Consumer discretionary	13.6
Health care	12.5
Energy	5.9
Materials	4.8
Consumer staples	4.0
Utilities	3.1
Telecommunication services	0.7
Short-term investments, other assets & liabilities, net	0.6
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2013
More than $15 billion–$50 billion	0.2
More than $2 billion–$15 billion	33.5
$2 billion or less	66.3
Total	100.0

Performance for the twelve months ended October 31, 2013

The Small-Cap Blend Index Fund returned 36.38% for the Institutional Class, compared with the 36.28% return of its benchmark, the Russell 2000® Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund benefited from participating in a securities lending program and outperformed its benchmark, despite the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Small caps surge ahead of the broad market

The broad U.S. stock market, as measured by the Russell 3000® Index, rose an extraordinary 28.99% for the twelve months ended October 31, 2013. Investors were encouraged by the strengthening U.S. economy: unemployment fell, housing prices climbed, consumer spending increased and the nation’s gross domestic product grew at an estimated annual rate of 2.8% in the third quarter of 2013. At the same time, the Federal Reserve continued its efforts to stimulate the economy by keeping interest rates low.

For the reporting period, small-cap stocks outpaced the broad U.S. equity market by more than seven percentage points, reflecting investors’ appetite for riskier securities amid signs of an improving economy. Within the small-cap category, growth issues easily outperformed value stocks, 39.84% to 32.83%. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2013, the Russell 2000 Index achieved an average annual gain of 9.03%, easily outpacing the 7.92% average return of the Russell 3000 Index over the same period.

Performance as of October 31, 2013

		Total return	Average annual total return
Small-Cap Blend Index Fund*	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	36.38%	17.07%	9.04%
Retirement Class	10/1/2002	36.10	16.78	8.77
Russell 2000 Index	—	36.28	17.04	9.03

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.

14	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Largest sectors lead the index higher

For the period, all ten of the benchmark’s industry sectors scored double-digit gains, and five jumped more than 40%. The index’s advance was driven, in large part, by strong contributions from its three largest sectors: financials, information technology and industrials, which gained 28.0%, 42.8% and 43.4%, respectively. Robust results from the sizable consumer discretionary (up 42.0%) and health care (40.4%) sectors further fueled the benchmark’s advance. Together, these five sectors constituted more than four-fifths of the benchmark’s total market capitalization on October 31, 2013.

Amid the soaring market, the small telecommunications services sector lagged with a 13.6% return.

The benchmark’s five largest stocks score outsized gains

For the period, the benchmark’s five largest stocks produced robust gains, with two registering triple-digit advances. In descending order of market capitalization at period-end, these issues and their returns were as follows: commercial real estate research provider CoStar Group (up 113.5%), business services provider Athenahealth (up 107.7%), diversified electronics company Acuity Brands (up 56.4%), commercial kitchen equipment maker Middleby (up 82.2%) and Ultimate Software Group (up 52.4%).

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share class varies due to differences in expense charges.

Expense example

Six months ended October 31, 2013

Small-Cap Blend Index Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13- 10/31/13)
Actual return
Institutional Class	$1,000.00	$1,170.03	$0.38
Retirement Class	1,000.00	1,168.13	1.75

5% annual hypothetical return
Institutional Class	1,000.00	1,024.85	0.36
Retirement Class	1,000.00	1,023.59	1.63

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.07% for the Institutional Class and 0.32% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	15

Emerging Markets Equity Index Fund

Portfolio composition

Sector	% of net assets as of 10/31/2013
Financials	27.1
Information technology	15.0
Energy	11.7
Materials	9.5
Consumer discretionary	8.6
Consumer staples	8.4
Telecommunication services	7.2
Industrials	6.0
Utilities	3.2
Health care	1.5
Short-term investments, other assets & liabilities, net	1.8
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2013
China	17.4
Korea	15.2
Brazil	11.1
Taiwan	10.9
South Africa	7.1
Russia	5.9
India	5.8
Mexico	4.9
Malaysia	3.6
Thailand	2.4
14 other nations	11.2
Short-term investments	4.5
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2013
More than $50 billion	22.9
More than $15 billion–$50 billion	33.1
More than $2 billion–$15 billion	41.2
$2 billion or less	2.8
Total	100.0

Performance for the twelve months ended October 31, 2013

The Emerging Markets Equity Index Fund returned 6.06% for the Institutional Class, compared with the 6.53% return of its benchmark, the MSCI Emerging Markets Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund’s return trailed that of its benchmark index, primarily because of the timing of foreign currency valuations and the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Emerging market stocks lag stronger returns elsewhere

The MSCI Emerging Markets Index registered a solid gain for the twelve-month period, yet it lagged the 26.88% advance of the 22 developed market nations that comprise the MSCI EAFE Index and the 28.99% gain of the broad U.S. stock market, as measured by the Russell 3000® Index. Investors favored developed market equities during the period because developed economies were generally improving while many of the major emerging economies were experiencing slowing growth.

After rising 7.69% in the first three months of the period, emerging market equities tumbled 11.41% from February through August, in part because of investor concerns about slowing growth rates in China and worries that the Federal Reserve might begin to taper its long-term bond purchases sooner than expected. Aided by improving Chinese economic data and news that the Fed would continue its accommodative policies, emerging market stocks rebounded sharply in September and October, gaining 11.68% for the last two months of the reporting period.

For the twelve months, a rising dollar lowered the return of the MSCI Emerging Markets Index for U.S. investors. In terms of local currencies, the index gained 10.36%.

Performance as of October 31, 2013

		Total return	Average annual total return
Emerging Markets Equity Index Fund*	Inception date	1 year	since inception
Institutional Class	8/31/2010	6.06%	3.79%
Retirement Class	8/31/2010	5.79	3.53
Retail Class	8/31/2010	5.70	3.37
Premier Class	8/31/2010	5.96	3.64
MSCI Emerging Markets Index	—	6.53	4.61	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.
†	Performance is calculated from the inception date of the Institutional Class.

16	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Gains in Taiwan and Korea drive the index higher

For the period, Taiwan and Korea rose 18.1% and 12.7%, respectively, and made the largest contributions to the benchmark’s return. The strength in Taiwanese stocks was due, in part, to policymakers’ efforts to boost capital flows between Taiwan and China. Korean equities benefited from a resurgence in foreign investment that occurred during the last few months of the period. (All returns are in U.S. dollars).

These gains more than offset a decline in the sizable Brazilian market (down 1.5%), as well as double-digit losses in Chile and Indonesia.

Largest stocks post sharply divergent returns

Three of the five largest stocks in the MSCI Emerging Markets Index, as measured by market capitalization on October 31, 2013, scored double-digit gains for the period. Chinese Internet company Tencent Holdings led the way with a strong 54.9% advance. Taiwan Semiconductor and Korean electronics maker Samsung followed with gains of 26.2% and 15.6%, respectively, while China Construction Bank rose 9.4%. The only loss came from China Mobile, which slid 1.3%.

The fund’s returns may sometimes diverge from the returns of its benchmark index more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes, are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception August 31, 2010)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2013

Emerging Markets Equity Index Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13- 10/31/13)
Actual return
Institutional Class	$1,000.00	$1,009.31	$1.27
Retirement Class	1,000.00	1,007.46	2.53
Retail Class	1,000.00	1,006.53	3.24
Premier Class	1,000.00	1,008.39	2.02

5% annual hypothetical return
Institutional Class	1,000.00	1,023.95	1.28
Retirement Class	1,000.00	1,022.68	2.55
Retail Class	1,000.00	1,021.98	3.26
Premier Class	1,000.00	1,023.19	2.04

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.25% for the Institutional Class, 0.50% for the Retirement Class, 0.64% for the Retail Class and 0.40% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	17

International Equity Index Fund

Portfolio composition

Sector	% of net assets as of 10/31/2013
Financials	26.0
Industrials	12.7
Consumer discretionary	11.6
Consumer staples	11.1
Health care	9.9
Materials	8.0
Energy	6.9
Telecommunication services	5.6
Information technology	4.2
Utilities	3.6
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2013
Japan	20.1
United Kingdom	18.7
France	9.3
Switzerland	9.0
Germany	8.5
Australia	7.8
Netherlands	4.3
Spain	3.2
Sweden	3.0
Hong Kong	2.7
19 other nations	10.0
Short-term investments	3.4
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2013
More than $50 billion	43.0
More than $15 billion–$50 billion	32.1
More than $2 billion–$15 billion	24.8
$2 billion or less	0.1
Total	100.0

Performance for the twelve months ended October 31, 2013

The International Equity Index Fund returned 26.65% for the Institutional Class, compared with the 26.88% return of its benchmark, the MSCI EAFE Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund benefited from participating in a securities lending program, but its return trailed that of its benchmark largely because of the effect of expenses and the timing of foreign currency valuations. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Upbeat economic news boosts foreign stock returns

For the first time since 2009, the MSCI EAFE Index produced a double-digit gain for the twelve-month period ended October 31. During the current period, investors were encouraged by signs of strengthening in the U.S. economy, indications that Europe was emerging from its deep recession and by Japan’s recent efforts to stimulate its economy.

At the same time, slowing growth in China, fiscal showdowns in Washington and the possibility that the Federal Reserve might taper its accommodative policies intermittently weighed on the index. The EAFE, which measures stock performance in 22 developed market nations outside North America, retreated in four of the period’s twelve months.

In terms of local currencies, the EAFE soared 31.04%, as a stronger dollar versus the yen reduced its return for U.S. investors. (The dollar was weaker against the euro and flat against the pound.)

For the twelve months, the EAFE trailed the 28.99% return of the broad U.S. stock market, as measured by the Russell 3000® Index. For the ten years ended October 31, 2013, the EAFE’s 7.71% average annual gain lagged the Russell 3000’s 7.92% average return.

Performance as of October 31, 2013

		Total return	Average annual total return
International Equity Index Fund*	Inception date	1 year	5 years		10 years
Institutional Class	10/1/2002	26.65%	11.83%		7.78%
Retirement Class	10/1/2002	26.35	11.54		7.48
Premier Class	9/30/2009	26.47	11.69	†	7.72	†
MSCI EAFE Index	—	26.88	11.99		7.71

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.
†	The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

18	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Broad-based gains push the benchmark higher

For the period, all but two of the EAFE’s country components registered double-digit advances, and only one—Israel—lost ground. (Returns are in U.S. dollars.) Japanese stocks, the largest national component of the index in terms of market capitalization on October 31, 2013, climbed 34.0%. Significant contributions also came from France (up 33.8%), Switzerland (up 31.1%), Germany (up 30.9%) and Great Britain (up 20.4%).

The benchmark’s five largest stocks underperform

All of the EAFE’s five largest stocks failed to match the rise of the benchmark. Swiss pharmaceutical companies Roche Holding and Novartis gained 14.6% and 6.6%, respectively, while Toyota earned 14.2%. Rounding out the top five were Britain’s HSBC Holdings (up 6.5%) and Nestlé, the benchmark’s largest issue, (up 2.8%).

The fund’s returns may sometimes diverge from the returns of its benchmark index more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2013

International Equity Index Fund	Beginning account value (5/1/13)	Ending account value (10/31/13)	Expenses paid during period* (5/1/13- 10/31/13)
Actual return
Institutional Class	$1,000.00	$1,084.83	$0.32
Retirement Class	1,000.00	1,083.29	1.63
Premier Class	1,000.00	1,083.85	1.10

5% annual hypothetical return
Institutional Class	1,000.00	1,024.90	0.31
Retirement Class	1,000.00	1,023.64	1.58
Premier Class	1,000.00	1,024.15	1.07

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2013. The fund’s annualized six-month expense ratio for that period was 0.06% for the Institutional Class, 0.31% for the Retirement Class and 0.21% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	19

Summary portfolio of investments

Equity Index Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$88,986,444	1.2%

BANKS
1,850,405		Wells Fargo & Co	78,993,789	1.0
		Other	177,500,480	2.4
			256,494,269	3.4
CAPITAL GOODS
263,726		3M Co	33,189,917	0.4
290,622		Boeing Co	37,926,171	0.5
3,961,223		General Electric Co	103,546,369	1.4
353,081		United Technologies Corp	37,514,857	0.5
		Other	422,262,229	5.6
			634,439,543	8.4
COMMERCIAL & PROFESSIONAL SERVICES			77,721,840	1.0

CONSUMER DURABLES & APPAREL			120,122,328	1.6

CONSUMER SERVICES
385,013		McDonald’s Corp	37,161,455	0.5
		Other	129,643,254	1.7
			166,804,709	2.2
DIVERSIFIED FINANCIALS
364,281		American Express Co	29,798,186	0.4
4,134,282		Bank of America Corp	57,714,577	0.8
1,166,931		Citigroup, Inc	56,922,894	0.7
175,779		Goldman Sachs Group, Inc	28,275,810	0.4
1,448,592		JPMorgan Chase & Co	74,660,432	1.0
		Other	222,197,245	2.9
			469,569,144	6.2
ENERGY
742,747		Chevron Corp	89,099,930	1.2
466,661		ConocoPhillips	34,206,251	0.5
1,701,495	d	Exxon Mobil Corp	152,487,982	2.0
307,097		Occidental Petroleum Corp	29,505,880	0.4
510,034		Schlumberger Ltd	47,800,386	0.6
		Other	363,296,498	4.8
			716,396,927	9.5
FOOD & STAPLES RETAILING
465,795		CVS Corp	29,000,397	0.4
617,995		Wal-Mart Stores, Inc	47,431,116	0.6
		Other	78,690,986	1.0
			155,122,499	2.0
FOOD, BEVERAGE & TOBACCO
772,483		Altria Group, Inc	28,759,542	0.4
1,458,252		Coca-Cola Co	57,703,032	0.8
589,866		PepsiCo, Inc	49,601,832	0.6
623,955		Philip Morris International, Inc	55,606,870	0.7
		Other	164,764,924	2.2
			356,436,200	4.7
HEALTH CARE EQUIPMENT & SERVICES			337,056,085	4.5
Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS
1,050,288		Procter & Gamble Co	$84,810,756	1.1%
		Other	66,627,547	0.9
			151,438,303	2.0
INSURANCE
566,085		American International Group, Inc	29,238,290	0.4
689,659	*	Berkshire Hathaway, Inc (Class B)	79,365,958	1.0
		Other	211,395,354	2.8
			319,999,602	4.2
MATERIALS			287,147,728	3.8

MEDIA
1,000,518		Comcast Corp (Class A)	47,604,647	0.6
687,399		Walt Disney Co	47,148,697	0.6
		Other	196,420,048	2.6
			291,173,392	3.8
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
607,312		AbbVie, Inc	29,424,266	0.4
287,401		Amgen, Inc	33,338,516	0.5
631,347		Bristol-Myers Squibb Co	33,158,344	0.4
585,638	*	Gilead Sciences, Inc	41,574,442	0.6
1,076,056		Johnson & Johnson	99,653,546	1.3
1,158,306		Merck & Co, Inc	52,228,018	0.7
2,563,334		Pfizer, Inc	78,643,087	1.0
		Other	236,594,222	3.1
			604,614,441	8.0
REAL ESTATE			256,538,064	3.4

RETAILING
141,017	*	Amazon.com, Inc	51,334,419	0.7
559,223		Home Depot, Inc	43,557,879	0.6
		Other	251,229,927	3.3
			346,122,225	4.6
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
1,907,824		Intel Corp	46,608,141	0.6
		Other	113,497,225	1.5
			160,105,366	2.1
SOFTWARE & SERVICES
651,368	*	Facebook, Inc	32,737,756	0.4
103,211	*	Google, Inc (Class A)	106,367,192	1.4
399,013		International Business Machines Corp	71,507,120	1.0
44,846		Mastercard, Inc (Class A)	32,159,067	0.4
3,198,941		Microsoft Corp	113,082,564	1.5
1,362,757		Oracle Corp	45,652,360	0.6
200,597		Visa, Inc (Class A)	39,451,412	0.5
		Other	300,524,861	4.0
			741,482,332	9.8
TECHNOLOGY HARDWARE & EQUIPMENT
359,277	d	Apple, Inc	187,668,341	2.5
2,051,066		Cisco Systems, Inc	46,148,985	0.6
663,073		Qualcomm, Inc	46,063,681	0.6
		Other	150,241,133	2.0
			430,122,140	5.7

20	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Equity Index Fund  ■  October 31, 2013

Shares	Company	Value	% of net assets
TELECOMMUNICATION SERVICES
2,062,279	AT&T, Inc	$74,654,500	1.0%
1,097,376	Verizon Communications, Inc	55,428,462	0.7
	Other	39,111,509	0.5
		169,194,471	2.2
TRANSPORTATION		151,406,161	2.0
UTILITIES		236,933,671	3.1
	TOTAL COMMON STOCKS (Cost $5,464,899,701)	7,525,427,884	99.4

RIGHTS / WARRANTS
CONSUMER SERVICES		36,051	0.0
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES		40,090	0.0
REAL ESTATE		4,098	0.0
	TOTAL RIGHTS / WARRANTS (Cost $46,029)	80,239	0.0
Principal		Issuer	Value	% of net assets
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			$10,099,899	0.1%

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
240,434,976	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	240,434,976	3.2
			240,434,976	3.2
		TOTAL SHORT-TERM INVESTMENTS (Cost $250,534,875)	250,534,875	3.3
		TOTAL PORTFOLIO (Cost $5,715,480,605)	7,776,042,998	102.7
		OTHER ASSETS & LIABILITIES, NET	(205,759,155)	(2.7)
		NET ASSETS	$7,570,283,843	100.0%

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures transactions.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

The aggregate value of securities on loan is $233,263,158.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	21

Summary portfolio of investments

Large-Cap Growth Index Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$14,483,022	1.0%

BANKS			1,145,950	0.1

CAPITAL GOODS
88,351		3M Co	11,118,973	0.8
114,759		Boeing Co	14,976,050	1.1
119,059		Honeywell International, Inc	10,325,987	0.7
130,304		United Technologies Corp	13,844,800	1.0
		Other	69,055,645	4.9
			119,321,455	8.5
COMMERCIAL & PROFESSIONAL SERVICES			11,213,164	0.8

CONSUMER DURABLES & APPAREL
106,833		Nike, Inc (Class B)	8,093,668	0.6
		Other	23,036,311	1.6
			31,129,979	2.2
CONSUMER SERVICES
151,458		McDonald’s Corp	14,618,726	1.0
113,321		Starbucks Corp	9,184,667	0.7
		Other	23,844,010	1.7
			47,647,403	3.4
DIVERSIFIED FINANCIALS
143,249		American Express Co	11,717,768	0.8
		Other	24,458,304	1.8
			36,176,072	2.6
ENERGY
38,335		EOG Resources, Inc	6,838,964	0.5
141,025		Halliburton Co	7,478,556	0.5
200,881		Schlumberger Ltd	18,826,567	1.4
		Other	33,930,369	2.4
			67,074,456	4.8
FOOD & STAPLES RETAILING
65,980		Costco Wholesale Corp	7,785,640	0.6
161,525		Wal-Mart Stores, Inc	12,397,044	0.9
		Other	16,139,604	1.1
			36,322,288	2.6
FOOD, BEVERAGE & TOBACCO
303,928		Altria Group, Inc	11,315,240	0.8
578,365		Coca-Cola Co	22,885,903	1.6
233,527		PepsiCo, Inc	19,637,285	1.4
247,024		Philip Morris International, Inc	22,014,779	1.6
		Other	37,729,125	2.7
			113,582,332	8.1
HEALTH CARE EQUIPMENT & SERVICES
107,775	*	Express Scripts Holding Co	6,738,093	0.5
		Other	43,318,256	3.1
			50,056,349	3.6
Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS
141,171		Colgate-Palmolive Co	$9,137,999	0.6%
		Other	13,709,404	1.0
			22,847,403	1.6
INSURANCE			13,800,946	1.0

MATERIALS
139,327		Du Pont (E.I.) de Nemours & Co	8,526,812	0.6
80,803		Monsanto Co	8,474,619	0.6
		Other	45,455,045	3.3
			62,456,476	4.5
MEDIA
366,685		Comcast Corp (Class A)	17,446,872	1.3
221,734		Twenty-First Century Fox, Inc	7,556,695	0.5
		Other	47,187,381	3.4
			72,190,948	5.2
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
239,616		AbbVie, Inc	11,609,395	0.8
113,454		Amgen, Inc	13,160,664	0.9
35,927	*	Biogen Idec, Inc	8,773,014	0.6
213,988		Bristol-Myers Squibb Co	11,238,650	0.8
63,125	*	Celgene Corp	9,373,431	0.7
230,715	*	Gilead Sciences, Inc	16,378,458	1.2
		Other	47,382,034	3.4
			117,915,646	8.4
REAL ESTATE			25,824,358	1.9

RETAILING
55,587	*	Amazon.com, Inc	20,235,335	1.4
220,939		Home Depot, Inc	17,208,939	1.2
164,774		Lowe’s Companies, Inc	8,202,450	0.6
7,808	*	Priceline.com, Inc	8,228,305	0.6
109,009		TJX Companies, Inc	6,626,657	0.5
		Other	51,743,722	3.7
			112,245,408	8.0
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
167,436		Texas Instruments, Inc	7,045,707	0.5
		Other	16,941,785	1.2
			23,987,492	1.7
SOFTWARE & SERVICES
97,306		Accenture plc	7,151,991	0.5
196,217	*	eBay, Inc	10,342,598	0.7
257,169	*	Facebook, Inc	12,925,314	0.9
40,767	*	Google, Inc (Class A)	42,013,655	3.0
157,239		International Business Machines Corp	28,178,801	2.0
17,679		Mastercard, Inc (Class A)	12,677,611	0.9
1,262,232		Microsoft Corp	44,619,901	3.2
536,963		Oracle Corp	17,988,260	1.3
79,022		Visa, Inc (Class A)	15,541,257	1.1
		Other	59,367,728	4.3
			250,807,116	17.9

22	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Growth Index Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
107,344	d	Apple, Inc	$56,071,138	4.0%
261,314		Qualcomm, Inc	18,153,484	1.3
		Other	17,864,771	1.3
			92,089,393	6.6
TELECOMMUNICATION SERVICES
432,333		Verizon Communications, Inc	21,837,140	1.6
		Other	7,366,503	0.5
			29,203,643	2.1
TRANSPORTATION
70,631		Union Pacific Corp	10,693,534	0.8
109,518		United Parcel Service, Inc (Class B)	10,759,048	0.8
		Other	17,314,340	1.2
			38,766,922	2.8
UTILITIES			3,254,100	0.2
		TOTAL COMMON STOCKS (Cost $1,071,715,874)	1,393,542,321	99.6
Shares		Company	Value	% of net assets
SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
30,275,798	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$30,275,798	2.2%
			30,275,798	2.2
		TOTAL SHORT-TERM INVESTMENTS (Cost $30,275,798)	30,275,798	2.2
		TOTAL PORTFOLIO (Cost $1,101,991,672)	1,423,818,119	101.8
		OTHER ASSETS & LIABILITIES, NET	(25,415,241)	(1.8)
		NET ASSETS	$1,398,402,878	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin or other requirements on open futures transactions.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

The aggregate value of securities on loan is $29,501,369.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	23

Summary portfolio of investments

Large-Cap Value Index Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
463,596		Ford Motor Co	$7,932,128	0.5%
		Other	14,559,098	0.9
			22,491,226	1.4
BANKS
98,314		PNC Financial Services Group, Inc	7,229,028	0.4
343,477		US Bancorp	12,832,301	0.8
896,553		Wells Fargo & Co	38,273,848	2.3
		Other	39,094,035	2.4
			97,429,212	5.9
CAPITAL GOODS
100,028		Caterpillar, Inc	8,338,334	0.5
1,920,152		General Electric Co	50,192,773	3.0
		Other	76,047,131	4.6
			134,578,238	8.1
COMMERCIAL & PROFESSIONAL SERVICES			13,432,052	0.8

CONSUMER DURABLES & APPAREL			10,948,473	0.7

CONSUMER SERVICES			10,525,302	0.6

DIVERSIFIED FINANCIALS
1,997,088		Bank of America Corp	27,879,348	1.7
215,531		Bank of New York Mellon Corp	6,853,886	0.4
108,479		Capital One Financial Corp	7,449,253	0.4
565,061		Citigroup, Inc	27,563,675	1.7
85,144		Goldman Sachs Group, Inc	13,696,264	0.8
701,883		JPMorgan Chase & Co	36,175,050	2.2
282,768		Morgan Stanley	8,123,925	0.5
		Other	49,054,425	2.9
			176,795,826	10.6
ENERGY
87,948		Anadarko Petroleum Corp	8,380,565	0.5
72,767		Apache Corp	6,461,710	0.4
359,979		Chevron Corp	43,183,081	2.6
226,626		ConocoPhillips	16,611,686	1.0
825,688	d	Exxon Mobil Corp	73,998,158	4.5
149,607		Occidental Petroleum Corp	14,374,241	0.9
114,991		Phillips 66	7,408,870	0.4
		Other	77,361,604	4.6
			247,779,915	14.9
FOOD & STAPLES RETAILING
201,221		CVS Corp	12,528,019	0.7
100,593		Wal-Mart Stores, Inc	7,720,513	0.5
		Other	6,412,934	0.4
			26,661,466	1.6
FOOD, BEVERAGE & TOBACCO
330,873		Mondelez International, Inc	11,130,568	0.7
		Other	16,655,792	1.0
			27,786,360	1.7
Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES
289,480		Abbott Laboratories	$10,580,494	0.6%
188,673		Medtronic, Inc	10,829,830	0.7
189,414		UnitedHealth Group, Inc	12,929,400	0.8
		Other	47,161,617	2.8
			81,501,341	4.9
HOUSEHOLD & PERSONAL PRODUCTS
508,909		Procter & Gamble Co	41,094,402	2.5
		Other	2,848,478	0.1
			43,942,880	2.6
INSURANCE
274,156		American International Group, Inc	14,160,157	0.9
334,194	*	Berkshire Hathaway, Inc (Class B)	38,459,045	2.3
166,022		Metlife, Inc	7,854,501	0.5
		Other	70,601,019	4.2
			131,074,722	7.9
MATERIALS
194,690		Dow Chemical Co	7,684,414	0.5
191,547		Freeport-McMoRan Copper & Gold, Inc (Class B)	7,041,268	0.4
		Other	33,353,081	2.0
			48,078,763	2.9
MEDIA
173,104		Time Warner, Inc	11,899,169	0.7
260,189		Walt Disney Co	17,846,364	1.1
		Other	18,888,313	1.1
			48,633,846	2.9
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
143,764		Eli Lilly & Co	7,162,322	0.4
454,321		Johnson & Johnson	42,074,668	2.6
560,740		Merck & Co, Inc	25,283,767	1.5
1,241,976		Pfizer, Inc	38,103,824	2.3
66,651		Thermo Electron Corp	6,517,135	0.4
		Other	13,001,625	0.8
			132,143,341	8.0
REAL ESTATE			70,673,658	4.3

RETAILING			17,794,986	1.1

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
863,109		Intel Corp	21,085,753	1.2
		Other	17,798,370	1.1
			38,884,123	2.3
SOFTWARE & SERVICES			24,492,604	1.5

TECHNOLOGY HARDWARE & EQUIPMENT
42,222		Apple, Inc	22,054,662	1.3
992,439		Cisco Systems, Inc	22,329,878	1.3
359,666		Hewlett-Packard Co	8,765,060	0.5
		Other	27,324,737	1.6
			80,474,337	4.7

24	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Index Fund  ■  October 31, 2013

Shares	Company	Value	% of net assets
TELECOMMUNICATION SERVICES
999,062	AT&T, Inc	$36,166,044	2.2%
	Other	7,809,837	0.5
		43,975,881	2.7
TRANSPORTATION
58,842	FedEx Corp	7,708,302	0.4
	Other	12,967,394	0.8
		20,675,696	1.2
UTILITIES
107,274	Dominion Resources, Inc	6,838,718	0.4
131,055	Duke Energy Corp	9,400,575	0.6
78,703	NextEra Energy, Inc	6,670,079	0.4
161,631	Southern Co	6,612,324	0.4
	Other	72,619,968	4.4
		102,141,664	6.2
	TOTAL COMMON STOCKS (Cost $1,446,464,212)	1,652,915,912	99.5
Shares		Company	Value	% of net assets
SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
24,341,186	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$24,341,186	1.4%
			24,341,186	1.4
		TOTAL SHORT-TERM INVESTMENTS (Cost $24,341,186)	24,341,186	1.4
		TOTAL PORTFOLIO (Cost $1,470,805,398)	1,677,257,098	100.9
		OTHER ASSETS & LIABILITIES, NET	(15,753,969)	(0.9)
		NET ASSETS	$1,661,503,129	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin or other requirements on open futures transactions.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

The aggregate value of securities on loan is $23,520,590.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	25

Summary portfolio of investments

S&P 500 Index Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$22,206,939	1.2%

BANKS
592,424		Wells Fargo & Co	25,290,580	1.3
		Other	28,905,758	1.5
			54,196,338	2.8
CAPITAL GOODS
79,608		3M Co	10,018,667	0.5
85,115		Boeing Co	11,107,508	0.6
1,247,537		General Electric Co	32,610,617	1.7
103,449		United Technologies Corp	10,991,456	0.6
		Other	91,726,206	4.7
			156,454,454	8.1
COMMERCIAL & PROFESSIONAL SERVICES			12,688,161	0.7

CONSUMER DURABLES & APPAREL			23,384,413	1.2

CONSUMER SERVICES
122,620		McDonald’s Corp	11,835,282	0.6
		Other	23,105,780	1.2
			34,941,062	1.8
DIVERSIFIED FINANCIALS
113,484		American Express Co	9,282,991	0.5
1,316,217		Bank of America Corp	18,374,390	1.0
372,976		Citigroup, Inc	18,193,769	0.9
461,574		JPMorgan Chase & Co	23,789,524	1.2
		Other	63,615,062	3.3
			133,255,736	6.9
ENERGY
236,865		Chevron Corp	28,414,326	1.5
149,748		ConocoPhillips	10,976,528	0.6
539,637	d	Exxon Mobil Corp	48,362,268	2.5
98,799		Occidental Petroleum Corp	9,492,608	0.5
162,249		Schlumberger Ltd	15,205,976	0.8
		Other	89,132,469	4.6
			201,584,175	10.5
FOOD & STAPLES RETAILING
150,613		CVS Corp	9,377,165	0.5
199,574		Wal-Mart Stores, Inc	15,317,304	0.8
		Other	21,604,625	1.1
			46,299,094	2.4
FOOD, BEVERAGE & TOBACCO
245,680		Altria Group, Inc	9,146,666	0.5
466,958		Coca-Cola Co	18,477,528	1.0
189,013		PepsiCo, Inc	15,894,103	0.8
198,220		Philip Morris International, Inc	17,665,366	0.9
		Other	44,192,991	2.3
			105,376,654	5.5
HEALTH CARE EQUIPMENT & SERVICES			80,034,235	4.1
Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS
335,764		Procter & Gamble Co	$27,112,943	1.4%
		Other	16,693,665	0.9
			43,806,608	2.3
INSURANCE
181,042		American International Group, Inc	9,350,819	0.5
220,655	*	Berkshire Hathaway, Inc (Class B)	25,392,978	1.3
		Other	48,443,613	2.5
			83,187,410	4.3
MATERIALS			67,164,701	3.5

MEDIA
320,634		Comcast Corp (Class A)	15,255,766	0.8
203,713		Walt Disney Co	13,972,674	0.7
		Other	44,152,033	2.3
			73,380,473	3.8
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
194,371		AbbVie, Inc	9,417,275	0.5
92,355		Amgen, Inc	10,713,180	0.6
201,859		Bristol-Myers Squibb Co	10,601,635	0.5
187,647	*	Gilead Sciences, Inc	13,321,061	0.7
345,499		Johnson & Johnson	31,996,662	1.7
358,802		Merck & Co, Inc	16,178,382	0.8
811,714		Pfizer, Inc	24,903,385	1.3
		Other	51,997,200	2.7
			169,128,780	8.8
REAL ESTATE			38,047,891	2.0

RETAILING
45,372	*	Amazon.com, Inc	16,516,769	0.8
175,646		Home Depot, Inc	13,681,067	0.7
		Other	57,348,800	3.0
			87,546,636	4.5
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
610,804		Intel Corp	14,921,942	0.8
		Other	24,122,586	1.2
			39,044,528	2.0
SOFTWARE & SERVICES
34,296	*	Google, Inc (Class A)	35,344,772	1.8
126,246		International Business Machines Corp	22,624,545	1.2
12,717		Mastercard, Inc (Class A)	9,119,361	0.5
929,335		Microsoft Corp	32,851,992	1.7
437,226		Oracle Corp	14,647,071	0.8
63,301		Visa, Inc (Class A)	12,449,408	0.6
		Other	52,176,253	2.7
			179,213,402	9.3
TECHNOLOGY HARDWARE & EQUIPMENT
111,342		Apple, Inc	58,159,493	3.0
657,339		Cisco Systems, Inc	14,790,127	0.8
210,310		Qualcomm, Inc	14,610,236	0.7
		Other	34,577,136	1.8
			122,136,992	6.3

26	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

S&P 500 Index Fund  ■  October 31, 2013

Shares	Company	Value	% of net assets
TELECOMMUNICATION SERVICES
648,907	AT&T, Inc	$23,490,433	1.2%
349,149	Verizon Communications, Inc	17,635,516	0.9
	Other	6,738,345	0.4
		47,864,294	2.5
TRANSPORTATION
56,870	Union Pacific Corp	8,610,118	0.4
88,402	United Parcel Service, Inc (Class B)	8,684,613	0.5
	Other	20,005,260	1.0
		37,299,991	1.9
UTILITIES		59,974,202	3.1
	TOTAL COMMON STOCKS (Cost $1,481,642,275)	1,918,217,169	99.5
Shares		Company	Value	% of net assets
SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
15,151,123	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$15,151,123	0.8%
			15,151,123	0.8
		TOTAL SHORT-TERM INVESTMENTS (Cost $15,151,123)	15,151,123	0.8
		TOTAL PORTFOLIO (Cost $1,496,793,398)	1,933,368,292	100.3
		OTHER ASSETS & LIABILITIES, NET	(5,686,782)	(0.3)
		NET ASSETS	$1,927,681,510	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures transactions.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

The aggregate value of securities on loan is $14,771,581.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	27

Summary portfolio of investments

Small-Cap Blend Index Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
58,835	*	Tenneco, Inc	$3,122,373	0.2%
		Other	13,165,684	0.9
			16,288,057	1.1
BANKS
161,821		FirstMerit Corp	3,634,500	0.2
58,910		Prosperity Bancshares, Inc	3,678,929	0.3
		Other	128,052,303	8.2
			135,365,732	8.7
CAPITAL GOODS
42,074		Acuity Brands, Inc	4,228,858	0.3
29,544	*	Chart Industries, Inc	3,175,094	0.2
48,697		Clarcor, Inc	2,847,801	0.2
47,239		EnerSys	3,134,307	0.2
64,800		Heico Corp	3,471,984	0.2
18,321	*	Middleby Corp	4,170,776	0.3
36,538	*	Teledyne Technologies, Inc	3,245,305	0.2
		Other	117,694,551	7.5
			141,968,676	9.1
COMMERCIAL & PROFESSIONAL SERVICES			57,055,783	3.7

CONSUMER DURABLES & APPAREL
87,640		Brunswick Corp	3,955,193	0.3
116,055	*	Fifth & Pacific Cos, Inc	3,074,297	0.2
		Other	41,266,462	2.6
			48,295,952	3.1
CONSUMER SERVICES
66,264		Sotheby’s (Class A)	3,439,101	0.2
		Other	61,485,782	4.0
			64,924,883	4.2
DIVERSIFIED FINANCIALS
33,000	e	iShares Russell 2000 Index Fund	3,604,590	0.2
49,568	*	Portfolio Recovery Associates, Inc	2,946,818	0.2
271,565	e	Prospect Capital Corp	3,079,547	0.2
		Other	53,047,269	3.4
			62,678,224	4.0
ENERGY
35,471		Bristow Group, Inc	2,854,351	0.2
258,788	*	Kodiak Oil & Gas Corp	3,356,480	0.2
59,003	*	Rosetta Resources, Inc	3,536,640	0.2
		Other	81,591,430	5.3
			91,338,901	5.9
FOOD & STAPLES RETAILING
731,368	*	Rite Aid Corp	3,898,191	0.3
48,185	*	United Natural Foods, Inc	3,442,818	0.2
		Other	14,700,685	0.9
			22,041,694	1.4
Shares		Company	Value	% of net assets
FOOD, BEVERAGE & TOBACCO
37,764	*	Hain Celestial Group, Inc	$3,143,098	0.2%
		Other	28,060,607	1.8
			31,203,705	2.0
HEALTH CARE EQUIPMENT & SERVICES
71,329	*	Align Technology, Inc	4,070,033	0.2
35,901	*,e	athenahealth, Inc	4,793,143	0.3
52,628	*	Centene Corp	2,955,589	0.2
84,106		Healthsouth Corp	2,952,962	0.2
26,133	*	Medidata Solutions, Inc	2,882,731	0.2
67,562	*	Team Health Holdings, Inc	2,934,893	0.2
67,818		West Pharmaceutical Services, Inc	3,279,000	0.2
		Other	84,026,357	5.4
			107,894,708	6.9
HOUSEHOLD & PERSONAL PRODUCTS			8,587,190	0.6

INSURANCE
215,626		Conseco, Inc	3,359,453	0.2
		Other	33,379,697	2.2
			36,739,150	2.4
MATERIALS
96,228		PolyOne Corp	2,915,708	0.2
		Other	72,149,464	4.6
			75,065,172	4.8
MEDIA			21,712,371	1.4

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
56,670	*	Alnylam Pharmaceuticals, Inc	3,264,758	0.2
109,914	*,e	Isis Pharmaceuticals, Inc	3,656,839	0.2
50,762	e	Questcor Pharmaceuticals, Inc	3,115,264	0.2
		Other	76,202,613	4.9
			86,239,474	5.5
REAL ESTATE
88,451		Highwoods Properties, Inc	3,414,209	0.2
100,659		LaSalle Hotel Properties	3,125,462	0.2
120,382		RLJ Lodging Trust	3,040,849	0.2
		Other	107,929,271	7.0
			117,509,791	7.6
RETAILING
26,614	*,e	Lumber Liquidators, Inc	3,039,053	0.2
38,049	*	WEX, Inc	3,551,874	0.2
		Other	57,922,130	3.7
			64,513,057	4.1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			49,972,639	3.2

28	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Small-Cap Blend Index Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
SOFTWARE & SERVICES
91,569	*	Aspen Technology, Inc	$3,500,683	0.2%
45,143	*	Commvault Systems, Inc	3,524,765	0.2
27,750	*	CoStar Group, Inc	4,911,473	0.3
67,100		MAXIMUS, Inc	3,250,995	0.2
116,927	*	PTC, Inc	3,241,216	0.2
30,618	*	Tyler Technologies, Inc	2,961,067	0.2
27,094	*	Ultimate Software Group, Inc	4,185,481	0.3
		Other	115,760,054	7.5
			141,335,734	9.1
TECHNOLOGY HARDWARE & EQUIPMENT
42,674		Belden CDT, Inc	2,870,253	0.2
40,737		FEI Co	3,628,852	0.2
		Other	72,001,539	4.6
			78,500,644	5.0
TELECOMMUNICATION SERVICES			11,482,383	0.7

TRANSPORTATION
182,539	*,e	US Airways Group, Inc	4,010,382	0.3
		Other	23,993,115	1.5
			28,003,497	1.8
UTILITIES			47,959,061	3.1

		TOTAL COMMON STOCKS (Cost $1,185,523,279)	1,546,676,478	99.4

RIGHTS / WARRANTS

CONSUMER SERVICES			80,207	0.0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			108,883	0.0

REAL ESTATE			10,127	0.0

		TOTAL RIGHTS / WARRANTS (Cost $119,165)	199,217	0.0
Shares		Company	Value	% of net assets
SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
214,865,928	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$214,865,928	13.8%
			214,865,928	13.8
		TOTAL SHORT-TERM INVESTMENTS (Cost $214,865,928)	214,865,928	13.8
		TOTAL PORTFOLIO (Cost $1,400,508,372)	1,761,741,623	113.2
		OTHER ASSETS & LIABILITIES, NET	(206,091,366)	(13.2)
		NET ASSETS	$1,555,650,257	100.0%

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $207,075,176.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	29

Summary portfolio of investments

Emerging Markets Equity Index Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
COMMON STOCKS

BRAZIL
392,464		Banco Bradesco S.A. (Preference)	$5,654,203	0.8%
468,110		Banco Itau Holding Financeira S.A.	7,242,989	1.0
121,556		Perdigao S.A.	2,854,140	0.4
576,772		Petroleo Brasileiro S.A.	5,014,396	0.7
815,746		Petroleo Brasileiro S.A. (Preference)	7,396,466	1.0
240,800		Vale S.A.	3,828,829	0.5
354,773		Vale S.A. (Preference)	5,192,877	0.7
		Other	39,214,657	5.4
			76,398,557	10.5
CHILE			11,786,753	1.6

CHINA
14,823,000		Bank of China Ltd	6,959,640	0.9
13,791,350		China Construction Bank	10,730,037	1.5
1,437,000		China Life Insurance Co Ltd	3,793,362	0.5
1,144,500		China Mobile Hong Kong Ltd	11,893,244	1.6
3,549,000		CNOOC Ltd	7,218,564	1.0
14,132,000		Industrial & Commercial Bank of China	9,906,900	1.4
368,500	e	Ping An Insurance Group Co of China Ltd	2,905,716	0.4
191,300		Tencent Holdings Ltd	10,431,667	1.4
		Other	66,038,321	9.1
			129,877,451	17.8
COLOMBIA
1,163,437		Ecopetrol S.A.	2,766,648	0.4
		Other	5,353,011	0.7
			8,119,659	1.1
CZECH REPUBLIC			1,915,797	0.3

EGYPT			1,205,964	0.2

HONG KONG			5,264,636	0.7

HUNGARY			1,434,092	0.2

INDIA
285,830		HDFC Bank Ltd	3,182,951	0.5
273,143		Housing Development Finance Corp	3,795,405	0.5
85,602		Infosys Technologies Ltd	4,574,525	0.6
260,226		Reliance Industries Ltd	3,871,887	0.5
87,158		Tata Consultancy Services Ltd	2,994,653	0.4
		Other	25,346,142	3.5
			43,765,563	6.0
INDONESIA			17,226,711	2.4
Shares		Company	Value	% of net assets
KOREA, REPUBLIC OF
97,790	*	Hynix Semiconductor, Inc	$2,942,588	0.4%
12,748		Hyundai Mobis	3,595,956	0.5
28,789		Hyundai Motor Co	6,858,802	0.9
72,446		KB Financial Group, Inc	2,853,175	0.4
49,459		Kia Motors Corp	2,873,627	0.4
5,203		NHN Corp	2,919,752	0.4
12,223		POSCO	3,649,065	0.5
20,600		Samsung Electronics Co Ltd	28,408,603	3.9
3,831		Samsung Electronics Co Ltd (Preference)	3,692,963	0.5
79,766		Shinhan Financial Group Co Ltd	3,478,085	0.5
		Other	52,546,983	7.2
			113,819,599	15.6
MALAYSIA
859,604		Malayan Banking BHD	2,664,445	0.4
		Other	24,413,673	3.3
			27,078,118	3.7
MEXICO
6,860,870	e	America Movil S.A. de C.V. (Series L)	7,361,872	1.0
367,837	e	Fomento Economico Mexicano S.A. de C.V.	3,440,917	0.5
454,787		Grupo Financiero Banorte S.A. de C.V.	2,902,884	0.4
483,726		Grupo Televisa S.A.	2,954,873	0.4
		Other	19,723,227	2.7
			36,383,773	5.0
MOROCCO			558,965	0.1

PERU			2,254,764	0.3

PHILIPPINES			6,523,134	0.9

POLAND			12,044,550	1.7

RUSSIA
451,000	d	Gazprom (ADR)	4,207,830	0.6
693,535		Gazprom OAO (ADR)	6,482,750	0.9
103,554		LUKOIL (ADR)	6,782,151	0.9
47,749		Magnit OAO (GDR)	3,066,447	0.4
534,089		Sberbank of Russian Federation (ADR)	6,810,904	1.0
		Other	16,993,008	2.3
			44,343,090	6.1
SOUTH AFRICA
316,868		MTN Group Ltd	6,298,434	0.9
73,730		Naspers Ltd (N Shares)	6,901,406	0.9
111,954		Sasol Ltd	5,720,602	0.8
230,823		Standard Bank Group Ltd	2,936,553	0.4
		Other	31,534,897	4.3
			53,391,892	7.3
TAIWAN
2,073,423		Hon Hai Precision Industry Co, Ltd	5,271,250	0.7
228,352		MediaTek, Inc	3,122,012	0.5
4,595,000		Taiwan Semiconductor Manufacturing Co Ltd	16,935,172	2.3
		Other	56,222,846	7.7
			81,551,280	11.2

30	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Emerging Markets Equity Index Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
THAILAND			$18,152,668	2.5%

TURKEY			12,220,046	1.7

UKRAINE			96,745	0.0

UNITED STATES			2,608,590	0.4

		TOTAL COMMON STOCKS (Cost $673,121,697)	708,022,397	97.3

PREFERRED STOCKS

BRAZIL
129,607	*	Ambev Cia De Bebidas Das	4,821,877	0.6
		Other	2,293,389	0.3
			7,115,266	0.9
PHILIPPINES			712	0.0

		TOTAL PREFERRED STOCKS (Cost $6,950,536)	7,115,978	0.9

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
34,080,741	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	34,080,741	4.6
			34,080,741	4.6
Shares	Company	Value	% of net assets

	TOTAL SHORT-TERM INVESTMENTS (Cost $34,080,741)	$34,080,741	4.6%
	TOTAL PORTFOLIO (Cost $714,152,974)	749,219,116	102.8
	OTHER ASSETS & LIABILITIES, NET	(20,754,324)	(2.8)
	NET ASSETS	$728,464,792	100.0%

Abbreviation(s):

ADR – American Depositary Receipt

GDR – Global Depository Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $31,771,994.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector

Emerging Markets Equity Index Fund  ■  October 31, 2013

Sector	Value	% of net assets
FINANCIALS	$197,224,767	27.1%
INFORMATION TECHNOLOGY	109,534,520	15.0
ENERGY	85,020,159	11.7
MATERIALS	69,452,482	9.5
CONSUMER DISCRETIONARY	62,314,359	8.6
CONSUMER STAPLES	61,185,402	8.4
TELECOMMUNICATION SERVICES	52,487,441	7.2
INDUSTRIALS	43,476,577	6.0
UTILITIES	23,375,890	3.2
HEALTH CARE	11,066,778	1.5
SHORT-TERM INVESTMENTS	34,080,741	4.6
OTHER ASSETS & LIABILITES, NET	(20,754,324)	(2.8)

NET ASSETS	$728,464,792	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	31

Summary portfolio of investments

International Equity Index Fund  ■  October 31, 2013

Shares	Company	Value	% of net assets
COMMON STOCKS

AUSTRALIA
1,140,965	Australia & New Zealand Banking Group Ltd	$36,511,280	0.7%
1,336,635	BHP Billiton Ltd	47,254,563	0.8
670,802	Commonwealth Bank of Australia	48,299,429	0.9
974,911	National Australia Bank Ltd	32,582,345	0.6
1,291,022	Westpac Banking Corp	41,915,797	0.8
	Other	230,592,535	4.2
		437,155,949	8.0
AUSTRIA		15,689,465	0.3

BELGIUM
334,405	InBev NV	34,665,628	0.7
	Other	28,741,841	0.5
		63,407,469	1.2
CHINA		7,094,566	0.1

DENMARK
165,860	Novo Nordisk AS (Class B)	27,624,410	0.5
	Other	31,865,199	0.6
		59,489,609	1.1
FINLAND		48,898,104	0.9

FRANCE
414,037	BNP Paribas	30,544,809	0.6
496,613	Sanofi-Aventis	52,950,430	1.0
891,416	Total S.A.	54,690,988	1.0
	Other	381,337,658	7.0
		519,523,885	9.6
GERMANY
190,119	Allianz AG.	31,921,419	0.6
382,820	BASF AG.	39,742,264	0.7
344,298	Bayer AG.	42,710,932	0.8
400,608	Daimler AG. (Reg)	32,799,689	0.6
384,222	SAP AG.	30,066,189	0.6
330,396	Siemens AG.	42,222,012	0.8
	Other	258,091,624	4.7
		477,554,129	8.8
GREECE		2,513,014	0.1

HONG KONG
5,019,600	AIA Group Ltd	25,488,675	0.5
	Other	123,108,351	2.2
		148,597,026	2.7
INDIA		662,674	0.0

IRELAND		30,839,526	0.6

ISRAEL		22,995,905	0.4
Shares		Company	Value	% of net assets
ITALY
1,062,914		ENI S.p.A.	$26,984,116	0.5%
		Other	88,011,230	1.6
			114,995,346	2.1
JAPAN

679,300		Honda Motor Co Ltd	27,126,406	0.5
5,309,780		Mitsubishi UFJ Financial Group, Inc	33,814,077	0.6
400,400		Softbank Corp	29,901,415	0.5
529,500		Sumitomo Mitsui Financial Group, Inc	25,593,843	0.5
1,149,400		Toyota Motor Corp	74,524,995	1.4
		Other	940,981,779	17.3
			1,131,942,515	20.8
JERSEY, C.I.			2,714,322	0.1

LUXEMBOURG			17,562,131	0.3

MACAU			3,818,460	0.1

MEXICO			1,206,259	0.0

NETHERLANDS
1,579,935		Royal Dutch Shell plc (A Shares)	52,619,426	0.9
1,067,900		Royal Dutch Shell plc (B Shares)	36,970,702	0.7
679,970		Unilever NV	26,957,703	0.5
		Other	124,634,840	2.3
			241,182,671	4.4
NEW ZEALAND			6,520,497	0.1

NORWAY			42,622,906	0.8

PORTUGAL			9,586,678	0.2

SINGAPORE			81,110,565	1.5

SPAIN
2,352,878		Banco Bilbao Vizcaya Argentaria S.A.	27,497,886	0.5
4,609,921		Banco Santander Central Hispano S.A.	40,868,159	0.7
1,706,623	*,e	Telefonica S.A.	30,035,386	0.6
		Other	79,628,753	1.5
			178,030,184	3.3
SWEDEN			167,211,442	3.1

SWITZERLAND
914,899		ABB Ltd	23,309,386	0.4
217,160		Cie Financiere Richemont S.A.	22,204,540	0.4
4,415,739		Glencore International AG.	24,031,412	0.5
1,344,523		Nestle S.A.	97,052,926	1.8
957,928		Novartis AG.	74,356,831	1.4
292,758		Roche Holding AG.	80,957,947	1.5
1,519,174		UBS AG. (Switzerland)	29,382,438	0.5
		Other	153,671,933	2.8
			504,967,413	9.3

32	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

International Equity Index Fund  ■  October 31, 2013

Shares		Company	Value	% of net assets
UNITED KINGDOM
521,007		AstraZeneca plc	$27,582,176	0.5%
6,371,845		Barclays plc	26,809,277	0.5
1,417,034		BG Group plc	28,907,019	0.5
880,080		BHP Billiton plc	27,157,922	0.5
7,906,990		BP plc	61,378,819	1.1
799,751		British American Tobacco plc	44,124,054	0.8
1,046,157		Diageo plc	33,348,813	0.6
2,052,752		GlaxoSmithKline plc	54,115,374	1.0
7,753,333		HSBC Holdings plc	84,986,910	1.6
19,273,058	*	Lloyds TSB Group plc	23,836,849	0.4
529,554		Rio Tinto plc	26,795,514	0.5
1,008,822		Standard Chartered plc	24,221,799	0.4
20,288,216		Vodafone Group plc	74,310,806	1.4
		Other	508,385,237	9.4
			1,045,960,569	19.2
UNITED STATES			28,146,419	0.5

		TOTAL COMMON STOCKS (Cost $4,524,363,003)	5,411,999,698	99.6

RIGHTS / WARRANTS

SPAIN			996,777	0.0

		TOTAL RIGHTS / WARRANTS (Cost $953,236)	996,777	0.0
Shares		Company	Value	% of net assets
SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
190,194,530	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$190,194,530	3.5%
			190,194,530	3.5
		TOTAL SHORT-TERM INVESTMENTS (Cost $190,194,530)	190,194,530	3.5
		TOTAL PORTFOLIO (Cost $4,715,510,769)	5,603,191,005	103.1
		OTHER ASSETS & LIABILITIES, NET	(168,390,039)	(3.1)
		NET ASSETS	$5,434,800,966	100.0%

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $180,075,648.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector

International Equity Index Fund  ■  October 31, 2013

Sector	Value	% of net assets
FINANCIALS	$1,412,056,159	26.0%
INDUSTRIALS	691,483,264	12.7
CONSUMER DISCRETIONARY	630,695,101	11.6
CONSUMER STAPLES	602,832,116	11.1
HEALTH CARE	536,365,548	9.9
MATERIALS	435,624,398	8.0
ENERGY	373,775,371	6.9
TELECOMMUNICATION SERVICES	303,469,763	5.6
INFORMATION TECHNOLOGY	228,655,906	4.2
UTILITIES	198,038,849	3.6
SHORT-TERM INVESTMENTS	190,194,530	3.5
OTHER ASSETS & LIABILITES, NET	(168,390,039)	(3.1)

NET ASSETS	$5,434,800,966	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	33

Statements of assets and liabilities

TIAA-CREF Funds ■ October 31, 2013

		Large-Cap	Large-Cap		Small-Cap	Emerging	International
	Equity	Growth	Value	S&P 500	Blend	Markets Equity	Equity
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund
ASSETS
Portfolio investments, at value*†	$7,535,608,022	$1,423,818,119	$1,677,257,098	$1,933,368,292	$1,546,875,695	$749,219,116	$5,412,996,475
Affiliated investments, at value‡	240,434,976	–	–	–	214,865,928	–	190,194,530
Cash	28,654,098	16,990,612	24,727,654	6,365,845	9,418,803	12,900,745	29,148,550
Cash-foreign^	–	–	–	–	–	331,757	135,057
Receivable from securities transactions	2,760,959	1,192,815	832,714	–	367,007	415,647	19,868,907
Receivable from Fund shares sold	1,984,481	2,013,979	1,831,312	1,880,086	1,195,174	707,648	3,452,982
Dividends and interest receivable	6,753,192	1,028,909	1,797,845	1,953,658	932,379	515,785	12,268,567
Due from affiliates	–	–	–	–	–	87	–
Other	132,713	46,586	49,521	66,860	47,053	7,450	113,846
Total assets	7,816,328,441	1,445,091,020	1,706,496,144	1,943,634,741	1,773,702,039	764,098,235	5,668,178,914
LIABILITIES
Management fees payable	25,016	4,588	5,456	6,365	5,175	8,411	17,971
Service agreement fees payable	5,532	4,981	6,247	10,123	10,543	712	16,025
Distribution fees payable	118,743	–	–	–	–	2,251	27,767
Due to affiliates	40,647	8,103	9,936	10,740	8,060	3,311	28,536
Payable for collateral for securities loaned	240,434,976	30,275,798	24,341,186	15,151,123	214,865,928	34,080,741	190,194,530
Payable for securities transactions	2,731,839	15,679,691	20,178,958	104,179	2,469,563	276,007	39,845,280
Payable for Fund shares redeemed	2,049,211	634,045	353,569	542,136	519,407	607,942	2,921,183
Payable for variation margin on futures contracts	182,097	6,144	20,749	24,172	56,523	137,760	7,700
Accrued expenses and other payables	456,537	74,792	76,914	104,393	116,583	516,308	318,956
Total liabilities	246,044,598	46,688,142	44,993,015	15,953,231	218,051,782	35,633,443	233,377,948
NET ASSETS	$7,570,283,843	$1,398,402,878	$1,661,503,129	$1,927,681,510	$1,555,650,257	$728,464,792	$5,434,800,966
NET ASSETS CONSIST OF:
Paid-in-capital	$5,432,028,362	$1,059,377,421	$1,402,431,848	$1,483,455,743	$1,142,262,662	$692,579,089	$4,449,819,882
Undistributed net investment income (loss)	98,895,130	15,781,801	26,265,935	25,713,234	14,351,820	10,769,340	116,072,506
Accumulated net realized gain (loss) on total investments	(21,542,247)	1,426,466	26,374,395	(18,038,060)	37,896,684	(9,432,083)	(18,905,216)
Net unrealized appreciation (depreciation) on total investments	2,060,902,598	321,817,190	206,430,951	436,550,593	361,139,091	34,548,446	887,813,794
NET ASSETS	$7,570,283,843	$1,398,402,878	$1,661,503,129	$1,927,681,510	$1,555,650,257	$728,464,792	$5,434,800,966
INSTITUTIONAL CLASS:
Net assets	$6,705,277,219	$1,157,001,072	$1,359,068,374	$1,436,986,387	$1,048,944,022	$680,381,748	$4,459,896,487
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	491,169,987	63,265,952	83,921,225	72,192,027	56,457,984	62,783,988	230,987,198
Net asset value per share	$13.65	$18.29	$16.19	$19.91	$18.58	$10.84	$19.31
RETIREMENT CLASS:
Net assets	$267,636,303	$241,401,806	$302,434,755	$490,695,123	$506,706,235	$34,502,831	$774,407,052
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	19,363,995	13,127,607	18,443,492	24,800,511	27,218,479	3,195,024	39,428,690
Net asset value per share	$13.82	$18.39	$16.40	$19.79	$18.62	$10.80	$19.64
RETAIL CLASS:
Net assets	$536,027,389	$–	$–	$–	$–	$7,126,666	$–
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	38,689,992	–	–	–	–	660,348	–
Net asset value per share	$13.85	$–	$–	$–	$–	$10.79	$–
PREMIER CLASS:
Net assets	$61,342,932	$–	$–	$–	$–	$6,453,547	$200,497,427
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	4,506,996	–	–	–	–	596,510	10,410,194
Net asset value per share	$13.61	$–	$–	$–	$–	$10.82	$19.26
* Includes securities loaned of	$233,263,158	$29,501,369	$23,520,590	$14,771,581	$207,075,176	$31,771,994	$180,075,648
† Portfolio investments, cost	$5,475,045,629	$1,101,991,672	$1,470,805,398	$1,496,793,398	$1,185,642,444	$714,152,974	$4,525,316,239
‡ Affiliated investments, cost	$240,434,976	$–	$–	$–	$214,865,928	$–	$190,194,530
^ Foreign cash, cost	$–	$–	$–	$–	$–	$338,098	$135,744

34	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	35

Statements of operations

TIAA-CREF Funds  ■  For the year ended October, 31, 2013

	Equity Index Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	S&P 500 Index Fund	Small-Cap Blend Index Fund	Emerging Markets Equity Index Fund	International Equity Index Fund
INVESTMENT INCOME
Dividends*	$134,266,831	$23,281,905	$36,119,123	$37,340,728	$20,887,186	$14,032,736	$140,984,496
Income from securities lending	2,430,473	225,666	193,919	101,334	3,523,685	197,689	5,353,360
Interest	7,205	985	1,466	4,795	9,481	2,287	27,585
Total income	136,704,509	23,508,556	36,314,508	37,446,857	24,420,352	14,232,712	146,365,441
EXPENSES
Management fees	2,540,285	498,846	587,088	667,814	490,621	798,352	1,833,002
Shareholder servicing – Institutional Class	12,749	8,197	8,656	4,101	5,715	31,561	19,712
Shareholder servicing – Retirement Class	565,088	603,548	666,322	1,101,376	987,988	75,937	1,763,814
Shareholder servicing – Retail Class	322,714	–	–	–	–	12,450	–
Shareholder servicing – Premier Class	236	–	–	–	–	161	393
Distribution fees – Retail Class	1,150,922	–	–	–	–	16,338	–
Distribution fees – Premier Class	82,867	–	–	–	–	5,876	273,627
Fund administration fees	275,219	56,345	66,163	73,445	52,780	24,374	200,575
Custody and accounting fees	152,980	51,613	57,953	42,046	96,832	531,750	375,058
Compliance fees	143,254	28,996	34,433	38,264	27,585	12,769	104,393
Trustee fees and expenses	60,017	12,371	14,748	15,216	11,065	5,320	43,658
Other expenses	634,307	157,600	188,599	178,021	215,571	263,648	494,932
Total expenses	5,940,638	1,417,516	1,623,962	2,120,283	1,888,157	1,778,536	5,109,164
Less: Expenses reimbursed by the investment adviser	–	–	–	–	–	(245,283)	–
Net expenses	5,940,638	1,417,516	1,623,962	2,120,283	1,888,157	1,533,253	5,109,164
Net Investment income (loss)	130,763,871	22,091,040	34,690,546	35,326,574	22,532,195	12,699,459	141,256,277
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	(9,863,414)	9,023,475	39,176,333	(5,371,463)	36,386,831	(5,029,013)	3,967,779
Futures transactions	5,670,721	1,344,996	1,041,874	2,390,150	6,514,585	629,445	12,493,828
Foreign currency transactions	(73)	–	–	–	(280)	(374,712)	(1,180,947)
In-kind redemptions	–	140,485,287	108,361,658	100,324,009	32,160,620	–	–
Net realized gain (loss) on total investments	(4,192,766)	150,853,758	148,579,865	97,342,696	75,061,756	(4,774,280)	15,280,660
Change in unrealized appreciation (depreciation) on:
Portfolio investments**	1,526,726,855	130,172,508	163,670,030	248,730,817	275,866,722	31,531,966	929,770,788
Futures transactions	508,822	27,671	173,196	711,936	38,447	(26,202)	260,265
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	20	–	–	–	59	(1,669)	359,995
Net change in unrealized appreciation (depreciation) on total investments	1,527,235,697	130,200,179	163,843,226	249,442,753	275,905,228	31,504,095	930,391,048
Net realized and unrealized gain (loss) on total investments	1,523,042,931	281,053,937	312,423,091	346,785,449	350,966,984	26,729,815	945,671,708
Net increase (decrease) in net assets from operations	$1,653,806,802	$303,144,977	$347,113,637	$382,112,023	$373,499,179	$39,429,274	$1,086,927,985
* Net of foreign witholding taxes of	$117,762	$2,773	$47,800	$24,586	$16,546	$1,829,060	$10,526,779
** Includes net change in unrealized foreign capital gains taxes of	$–	$–	$–	$–	$–	$(315,608)	$–

36	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	37

Statements of changes in net assets

TIAA-CREF Funds  ■  For the year ended

												Emerging Markets
		Equity Index Fund		Large-Cap Growth Index Fund		Large-Cap Value Index Fund		S&P 500 Index Fund		Small-Cap Blend Index Fund		Equity Index Fund
		October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
		2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012
OPERATIONS
Net investment income (loss)		$130,763,871	$73,578,813	$22,091,040	$15,282,664	$34,690,546	$24,036,874	$35,326,574	$29,288,001	$22,532,195	$14,279,986	$12,699,459	$5,812,903
Net realized gain (loss) on total investments		(4,192,766)	135,779,926	150,853,758	13,552,339	148,579,865	19,194,493	97,342,696	(12,069,241)	75,061,756	20,469,982	(4,774,280)	(4,419,207)
Net change in unrealized appreciation (depreciation) on total investments		1,527,235,697	291,106,235	130,200,179	78,949,353	163,843,226	110,364,339	249,442,753	178,451,341	275,905,228	59,877,327	31,504,095	9,135,727
Net increase (decrease) in net assets from operations		1,653,806,802	500,464,974	303,144,977	107,784,356	347,113,637	153,595,706	382,112,023	195,670,101	373,499,179	94,627,295	39,429,274	10,529,423

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(83,622,846)	(38,368,597)	(15,189,199)	(8,415,916)	(23,996,972)	(14,532,736)	(24,660,671)	(17,749,409)	(13,653,444)	(6,640,844)	(5,765,269)	(3,376,850)
	Retirement Class	(2,831,443)	(2,250,253)	(3,690,035)	(2,175,298)	(4,839,075)	(4,010,863)	(8,550,256)	(5,886,889)	(5,711,600)	(3,948,426)	(339,023)	(139,878)
	Retail Class	(5,545,590)	(4,053,624)	–	–	–	–	–	–	–	–	(65,068)	(63,413)
	Premier Class	(681,775)	(266,342)	–	–	–	–	–	–	–	–	(34,757)	(18,944)
From realized gains:	Institutional Class	(26,265,188)	–	–	–	(22,679,307)	(17,316,125)	–	(3,914,946)	(14,152,829)	(10,497,581)	–	(775,236)
	Retirement Class	(1,054,521)	–	–	–	(5,079,627)	(5,377,992)	–	(1,500,231)	(6,762,292)	(7,780,213)	–	(35,989)
	Retail Class	(2,152,356)	–	–	–	–	–	–	–	–	–	–	(18,860)
	Premier Class	(230,213)	–	–	–	–	–	–	–	–	–	–	(4,781)
Total distributions		(122,383,932)	(44,938,816)	(18,879,234)	(10,591,214)	(56,594,981)	(41,237,716)	(33,210,927)	(29,051,475)	(40,280,165)	(28,867,064)	(6,204,117)	(4,433,951)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	2,529,595,980	2,050,773,526	478,476,258	530,240,135	566,215,962	600,184,077	280,982,456	488,450,838	302,007,443	220,218,563	430,251,272	241,047,021
	Retirement Class	63,611,802	26,742,234	59,779,793	87,873,735	67,263,982	51,606,866	99,941,199	91,751,231	127,886,298	35,535,884	15,388,390	20,103,732
	Retail Class	72,409,043	33,280,857	–	–	–	–	–	–	–	–	2,606,205	2,576,957
	Premier Class	26,407,020	31,550,109	–	–	–	–	–	–	–	–	5,096,578	2,109,864
Reinvestments of distributions:	Institutional Class	109,254,825	37,938,931	15,156,209	8,377,818	45,224,553	30,645,653	23,864,966	20,969,853	27,637,667	16,618,718	5,765,269	4,152,086
	Retirement Class	3,885,964	2,250,253	3,690,035	2,175,298	9,915,239	9,388,855	8,550,256	7,387,120	12,473,892	11,728,639	339,023	175,867
	Retail Class	7,297,179	3,837,766	–	–	–	–	–	–	–	–	63,301	78,876
	Premier Class	911,988	266,342	–	–	–	–	–	–	–	–	34,757	23,725
Redemptions:	Institutional Class	(998,950,525)	(509,847,125)	(536,727,100)	(211,342,462)	(623,984,684)	(190,906,423)	(463,613,308)	(171,592,480)	(155,305,472)	(74,349,516)	(76,144,474)	(111,084,114)
	Retirement Class	(48,113,202)	(63,851,249)	(109,099,156)	(54,011,703)	(55,031,600)	(49,294,785)	(110,072,394)	(101,073,499)	(52,546,442)	(88,750,401)	(7,308,467)	(4,979,770)
	Retail Class	(48,342,377)	(48,227,313)	–	–	–	–	–	–	–	–	(1,585,318)	(2,295,674)
	Premier Class	(26,791,097)	(8,406,365)	–	–	–	–	–	–	–	–	(973,871)	(1,501,566)
Net increase (decrease) from shareholder transactions		1,691,176,600	1,556,307,966	(88,723,961)	363,312,821	9,603,452	451,624,243	(160,346,825)	335,893,063	262,153,386	121,001,887	373,532,665	150,407,004
Net increase (decrease) in net assets		3,222,599,470	2,011,834,124	195,541,782	460,505,963	300,122,108	563,982,233	188,554,271	502,511,689	595,372,400	186,762,118	406,757,822	156,502,476
NET ASSETS
Beginning of period		4,347,684,373	2,335,850,249	1,202,861,096	742,355,133	1,361,381,021	797,398,788	1,739,127,239	1,236,615,550	960,277,857	773,515,739	321,706,970	165,204,494
End of period		$7,570,283,843	$4,347,684,373	$1,398,402,878	$1,202,861,096	$1,661,503,129	$1,361,381,021	$1,927,681,510	$1,739,127,239	$1,555,650,257	$960,277,857	$728,464,792	$321,706,970
Undistributed net investment income (loss) included in net assets		$98,895,130	$60,128,156	$15,781,801	$12,642,127	$26,265,935	$20,340,199	$25,713,234	$23,659,658	$14,351,820	$10,775,453	$10,769,340	$4,648,783

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	222,360,765	203,631,389	29,770,744	37,047,729	38,979,541	47,047,502	15,875,182	31,451,734	18,842,881	15,705,179	41,702,388	23,946,684
	Retirement Class	5,061,067	2,599,643	3,730,089	6,297,464	4,585,212	4,085,480	5,660,155	6,065,681	7,846,766	2,562,366	1,462,980	1,965,058
	Retail Class	5,846,563	3,183,671	–	–	–	–	–	–	–	–	249,280	250,518
	Premier Class	2,205,941	3,070,653	–	–	–	–	–	–	–	–	489,135	210,018
Shares reinvested:	Institutional Class	10,220,283	4,001,997	1,050,326	648,940	3,547,024	2,688,215	1,511,398	1,496,778	2,017,348	1,302,407	547,509	430,714
	Retirement Class	358,153	233,914	253,785	167,202	766,247	812,185	543,564	529,163	906,533	915,585	32,226	18,262
	Retail Class	670,697	397,696	–	–	–	–	–	–	–	–	6,017	8,191
	Premier Class	85,392	28,125	–	–	–	–	–	–	–	–	3,301	2,461
Shares redeemed:	Institutional Class	(83,445,454)	(48,213,222)	(34,358,494)	(14,445,350)	(44,106,613)	(14,715,883)	(28,815,058)	(11,286,416)	(9,981,578)	(5,434,780)	(7,349,001)	(11,061,497)
	Retirement Class	(3,897,783)	(6,079,961)	(6,718,053)	(3,842,627)	(3,784,820)	(3,893,346)	(6,278,741)	(6,558,738)	(3,361,813)	(6,367,386)	(706,858)	(491,870)
	Retail Class	(3,957,682)	(4,594,389)	–	–	–	–	–	–	–	–	(154,195)	(220,015)
	Premier Class	(2,242,479)	(828,622)	–	–	–	–	–	–	–	–	(90,627)	(147,793)
Net increase (decrease) from shareholder transactions		153,265,463	157,430,894	(6,271,603)	25,873,358	(13,409)	36,024,153	(11,503,500)	21,698,202	16,270,137	8,683,371	36,192,155	14,910,731

38	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	39

Statements of changes in net assets	concluded

TIAA-CREF Funds ■ For the year ended

		International Equity Index Fund
		October 31,	October 31,
		2013	2012
OPERATIONS
Net investment income (loss)		$141,256,277	$110,842,506
Net realized gain (loss) on total investments		15,280,660	(13,266,662)
Net change in unrealized appreciation (depreciation) on total investments		930,391,048	146,883,169
Net increase (decrease) in net assets from operations		1,086,927,985	244,459,013

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(98,135,566)	(59,964,053)
	Retirement Class	(18,727,013)	(15,978,210)
	Retail Class	–	–
	Premier Class	(4,407,635)	(3,526,773)
From realized gains:	Institutional Class	–	–
	Retirement Class	–	–
	Premier Class	–	–
Total distributions		(121,270,214)	(79,469,036)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	1,308,661,420	1,402,816,896
	Retirement Class	106,223,912	131,454,535
	Premier Class	83,877,665	69,610,728
Reinvestments of distributions:	Institutional Class	97,707,806	59,591,894
	Retirement Class	18,722,887	15,978,210
	Premier Class	4,407,635	3,526,773
Redemptions:	Institutional Class	(560,513,376)	(413,182,087)
	Retirement Class	(141,813,039)	(149,082,685)
	Premier Class	(88,890,224)	(43,094,812)
Net increase (decrease) from shareholder transactions		828,384,686	1,077,619,452
Net increase (decrease) in net assets		1,794,042,457	1,242,609,429

NET ASSETS
Beginning of period		3,640,758,509	2,398,149,080
End of period		$5,434,800,966	$3,640,758,509
Undistributed net investment income (loss) included in net assets		$116,072,506	$96,912,241

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	78,974,916	94,776,263
	Retirement Class	6,057,533	8,631,792
	Premier Class	4,849,589	4,703,033
Shares reinvested:	Institutional Class	6,207,612	4,152,745
	Retirement Class	1,167,262	1,092,154
	Premier Class	280,384	245,939
Shares redeemed:	Institutional Class	(34,315,015)	(26,998,726)
	Retirement Class	(8,148,663)	(9,773,417)
	Premier Class	(5,064,509)	(2,842,846)
Net increase (decrease) from shareholder transactions		50,009,109	73,986,937

40	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

[This page intentionally left blank.]

TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	41

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations:
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from:		Total	Net asset
	period or		value,	investment		unrealized gain	(loss) from	Net	Net	dividends	value,
	year		beginning	income		(loss) on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

EQUITY INDEX FUND
Institutional Class:	10/31/13		$10.84	$0.25		$2.81	$3.06	$(0.19)	$(0.06)	$(0.25)	$13.65
	10/31/12		9.58	0.21		1.18	1.39	(0.13)	–	(0.13)	10.84
	10/31/11		9.03	0.18		0.53	0.71	(0.16)	–	(0.16)	9.58
	10/31/10	†	8.70	0.01		0.32	0.33	–	–	–	9.03
	9/30/10		7.97	0.16		0.70	0.86	(0.13)	–	(0.13)	8.70
	9/30/09		8.70	0.15		(0.73)	(0.58)	(0.15)	–	(0.15)	7.97
Retirement Class:	10/31/13		10.97	0.23		2.84	3.07	(0.16)	(0.06)	(0.22)	13.82
	10/31/12		9.69	0.19		1.20	1.39	(0.11)	–	(0.11)	10.97
	10/31/11		9.13	0.16		0.53	0.69	(0.13)	–	(0.13)	9.69
	10/31/10	†	8.79	0.01		0.33	0.34	–	–	–	9.13
	9/30/10		8.06	0.14		0.71	0.85	(0.12)	–	(0.12)	8.79
	9/30/09		8.81	0.12		(0.74)	(0.62)	(0.13)	–	(0.13)	8.06
Retail Class:	10/31/13		10.99	0.22		2.85	3.07	(0.15)	(0.06)	(0.21)	13.85
	10/31/12		9.72	0.18		1.20	1.38	(0.11)	–	(0.11)	10.99
	10/31/11		9.17	0.16		0.53	0.69	(0.14)	–	(0.14)	9.72
	10/31/10	†	8.83	0.01		0.33	0.34	–	–	–	9.17
	9/30/10		8.09	0.14		0.72	0.86	(0.12)	–	(0.12)	8.83
	9/30/09		8.83	0.14		(0.74)	(0.60)	(0.14)	–	(0.14)	8.09
Premier Class:	10/31/13		10.81	0.24		2.80	3.04	(0.18)	(0.06)	(0.24)	13.61
	10/31/12		9.56	0.20		1.17	1.37	(0.12)	–	(0.12)	10.81
	10/31/11		9.03	0.16		0.52	0.68	(0.15)	–	(0.15)	9.56
	10/31/10	†	8.69	0.01		0.33	0.34	–	–	–	9.03
	9/30/10		7.97	0.16		0.69	0.85	(0.13)	–	(0.13)	8.69
	9/30/09	*	7.97	0.00	[d]	–	0.00 [d]	–	–	–	7.97

LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/13		14.54	0.29		3.73	4.02	(0.27)	–	(0.27)	18.29
	10/31/12		13.06	0.23		1.44	1.67	(0.19)	–	(0.19)	14.54
	10/31/11		12.04	0.19		0.99	1.18	(0.16)	–	(0.16)	13.06
	10/31/10	†	11.49	0.01		0.54	0.55	–	–	–	12.04
	9/30/10		10.35	0.17		1.11	1.28	(0.14)	–	(0.14)	11.49
	9/30/09		10.72	0.15		(0.38)	(0.23)	(0.14)	(0.00)[d]	(0.14)	10.35
Retirement Class:	10/31/13		14.61	0.26		3.75	4.01	(0.23)	–	(0.23)	18.39
	10/31/12		13.12	0.20		1.45	1.65	(0.16)	–	(0.16)	14.61
	10/31/11		12.10	0.16		0.99	1.15	(0.13)	–	(0.13)	13.12
	10/31/10	†	11.55	0.00	[d]	0.55	0.55	–	–	–	12.10
	9/30/10		10.41	0.15		1.12	1.27	(0.13)	–	(0.13)	11.55
	9/30/09		10.78	0.13		(0.39)	(0.26)	(0.11)	(0.00)[d]	(0.11)	10.41

LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/13		13.27	0.35		3.21	3.56	(0.33)	(0.31)	(0.64)	16.19
	10/31/12		11.99	0.31		1.59	1.90	(0.28)	(0.34)	(0.62)	13.27
	10/31/11		11.52	0.28		0.42	0.70	(0.22)	(0.01)	(0.23)	11.99
	10/31/10	†	11.18	0.02		0.32	0.34	–	–	–	11.52
	9/30/10		10.49	0.25		0.66	0.91	(0.22)	–	(0.22)	11.18
	9/30/09		12.17	0.27		(1.62)	(1.35)	(0.32)	(0.01)	(0.33)	10.49
Retirement Class:	10/31/13		13.43	0.32		3.25	3.57	(0.29)	(0.31)	(0.60)	16.40
	10/31/12		12.12	0.29		1.61	1.90	(0.25)	(0.34)	(0.59)	13.43
	10/31/11		11.64	0.25		0.43	0.68	(0.19)	(0.01)	(0.20)	12.12
	10/31/10	†	11.30	0.01		0.33	0.34	–	–	–	11.64
	9/30/10		10.61	0.22		0.67	0.89	(0.20)	–	(0.20)	11.30
	9/30/09		12.30	0.24		(1.62)	(1.38)	(0.30)	(0.01)	(0.31)	10.61

42	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

			Ratios and supplemental data

	For the
	period				Net assets at		Ratios to average net assets						Portfolio
	or year				end of period		Gross		Net		Net investment		turnover
	ended		Total return		(in thousands	)	expenses		expenses		income (loss)		rate

EQUITY INDEX FUND
Institutional Class:	10/31/13		28.85%		$6,705,277		0.06%		0.06%		2.09%		8%[e]
	10/31/12		14.75		3,706,630		0.07		0.07		2.08		6	[e]
	10/31/11		7.88		1,749,384		0.07		0.07		1.83		11
	10/31/10	†	3.79	[b]	1,484,700		0.12	[c]	0.09	[c]	1.15	[c]	0	[b]
	9/30/10		10.90		1,361,428		0.08		0.08		1.87		9
	9/30/09		(6.26)		884,250		0.12		0.09		2.28		11
Retirement Class:	10/31/13		28.52		267,636		0.31		0.31		1.86		8	[e]
	10/31/12		14.46		195,671		0.32		0.32		1.85		6	[e]
	10/31/11		7.61		204,345		0.32		0.32		1.59		11
	10/31/10	†	3.87	[b]	242,319		0.37	[c]	0.34	[c]	0.90	[c]	0	[b]
	9/30/10		10.63		251,201		0.33		0.33		1.62		9
	9/30/09		(6.60)		279,063		0.37		0.33		1.66		11
Retail Class:	10/31/13		28.49		536,027		0.38		0.38		1.79		8	[e]
	10/31/12		14.35		397,199		0.40		0.40		1.76		6	[e]
	10/31/11		7.54		361,203		0.29		0.29		1.61		11
	10/31/10	†	3.85	[b]	348,162		0.31	[c]	0.28	[c]	0.96	[c]	0	[b]
	9/30/10		10.71		336,495		0.26		0.26		1.69		9
	9/30/09		(6.46)		312,098		0.49		0.27		2.13		11
Premier Class:	10/31/13		28.68		61,343		0.21		0.21		1.95		8	[e]
	10/31/12		14.56		48,184		0.22		0.22		1.90		6	[e]
	10/31/11		7.60		20,918		0.22		0.22		1.63		11
	10/31/10	†	3.91	[b]	7,776		0.28	[c]	0.24	[c]	1.00	[c]	0	[b]
	9/30/10		10.73		4,812		0.24		0.24		1.86		9
	9/30/09	*	0.00	[b]	250		220.64	[c]	0.24	[c]	0.00	[c]	11

LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/13		28.14		1,157,001		0.07		0.07		1.81		19	[e]
	10/31/12		12.96		971,051		0.07		0.07		1.66		24	[e]
	10/31/11		9.85		568,586		0.08		0.08		1.45		24
	10/31/10	†	4.79	[b]	470,424		0.19	[c]	0.09	[c]	0.71	[c]	0	[b]
	9/30/10		12.49		422,219		0.09		0.09		1.55		34
	9/30/09		(1.76)		307,978		0.14		0.07		1.78		28
Retirement Class:	10/31/13		27.90		241,402		0.32		0.32		1.60		19	[e]
	10/31/12		12.69		231,810		0.32		0.32		1.42		24	[e]
	10/31/11		9.51		173,769		0.33		0.33		1.20		24
	10/31/10	†	4.76	[b]	161,099		0.44	[c]	0.34	[c]	0.45	[c]	0	[b]
	9/30/10		12.22		162,611		0.34		0.34		1.30		34
	9/30/09		(2.06)		149,803		0.39		0.33		1.52		28

LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/13		28.07		1,359,068		0.07		0.07		2.41		19	[e]
	10/31/12		16.70		1,134,741		0.08		0.08		2.48		20	[e]
	10/31/11		6.13		605,062		0.08		0.08		2.27		27
	10/31/10	†	3.04	[b]	514,065		0.19	[c]	0.09	[c]	1.67	[c]	0	[b]
	9/30/10		8.82		462,184		0.09		0.09		2.29		36
	9/30/09		(10.56)		338,574		0.13		0.08		3.02		31
Retirement Class:	10/31/13		27.79		302,435		0.32		0.32		2.15		19	[e]
	10/31/12		16.46		226,640		0.32		0.32		2.28		20	[e]
	10/31/11		5.88		192,336		0.33		0.33		2.02		27
	10/31/10	†	3.01	[b]	173,247		0.43	[c]	0.34	[c]	1.43	[c]	0	[b]
	9/30/10		8.52		176,489		0.34		0.34		2.03		36
	9/30/09		(10.77)		169,714		0.38		0.33		2.68		31

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	43

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations:
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from:		Total	Net asset
	period or		value,	investment		unrealized gain	(loss) from	Net	Net	dividends	value,
	year		beginning	income		(loss) on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

S&P 500 INDEX FUND
Institutional Class:	10/31/13		$16.05	$0.39		$3.86	$4.25	$(0.39)	$ –	$(0.39)	$19.91
	10/31/12		14.27	0.33		1.78	2.11	(0.27)	(0.06)	(0.33)	16.05
	10/31/11		13.51	0.28		0.79	1.07	(0.31)	–	(0.31)	14.27
	10/31/10	†	13.02	0.01		0.48	0.49	–	–	–	13.51
	9/30/10		12.06	0.25		0.95	1.20	(0.24)	–	(0.24)	13.02
	9/30/09		13.34	0.26		(1.25)	(0.99)	(0.29)	(0.00)[d]	(0.29)	12.06
Retirement Class:	10/31/13		15.96	0.34		3.84	4.18	(0.35)	–	(0.35)	19.79
	10/31/12		14.19	0.29		1.78	2.07	(0.24)	(0.06)	(0.30)	15.96
	10/31/11		13.44	0.24		0.78	1.02	(0.27)	–	(0.27)	14.19
	10/31/10	†	12.95	0.01		0.48	0.49	–	–	–	13.44
	9/30/10		12.00	0.22		0.95	1.17	(0.22)	–	(0.22)	12.95
	9/30/09		13.27	0.23		(1.23)	(1.00)	(0.27)	(0.00)[d]	(0.27)	12.00

SMALL-CAP BLEND INDEX FUND
Institutional Class:	10/31/13		14.24	0.31		4.65	4.96	(0.30)	(0.32)	(0.62)	18.58
	10/31/12		13.17	0.25		1.33	1.58	(0.20)	(0.31)	(0.51)	14.24
	10/31/11		12.49	0.17		0.66	0.83	(0.15)	–	(0.15)	13.17
	10/31/10	†	12.00	0.01		0.48	0.49	–	–	–	12.49
	9/30/10		10.69	0.14		1.26	1.40	(0.09)	–	(0.09)	12.00
	9/30/09		12.91	0.13		(1.61)	(1.48)	(0.17)	(0.57)	(0.74)	10.69
Retirement Class:	10/31/13		14.26	0.27		4.68	4.95	(0.27)	(0.32)	(0.59)	18.62
	10/31/12		13.18	0.22		1.33	1.55	(0.16)	(0.31)	(0.47)	14.26
	10/31/11		12.51	0.14		0.65	0.79	(0.12)	–	(0.12)	13.18
	10/31/10	†	12.02	0.01		0.48	0.49	–	–	–	12.51
	9/30/10		10.71	0.11		1.28	1.39	(0.08)	–	(0.08)	12.02
	9/30/09		12.93	0.10		(1.61)	(1.51)	(0.14)	(0.57)	(0.71)	10.71

44	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

(continued)

			Ratios and supplemental data

	For the
	period			Net assets at		Ratios to average net assets						Portfolio
	or year			end of period		Gross		Net		Net investment		turnover
	ended		Total return	(in thousands	)	expenses		expenses		income (loss)		rate

S&P 500 INDEX FUND
Institutional Class:	10/31/13		27.08%	$1,436,986		0.06%		0.06%		2.19%		4%[e]
	10/31/12		15.14	1,342,205		0.07		0.07		2.13		7	[e]
	10/31/11		7.96	884,211		0.07		0.07		1.96		14
	10/31/10	†	3.76 [b]	725,376		0.15	[c]	0.09	[c]	1.26	[c]	0	[b]
	9/30/10		10.07	740,600		0.08		0.08		1.99		12
	9/30/09		(6.88)	830,097		0.11		0.09		2.50		5
Retirement Class:	10/31/13		26.73	490,695		0.31		0.31		1.92		4	[e]
	10/31/12		14.85	396,922		0.32		0.32		1.89		7	[e]
	10/31/11		7.75	352,405		0.32		0.32		1.71		14
	10/31/10	†	3.71 [b]	338,947		0.40	[c]	0.34	[c]	1.01	[c]	0	[b]
	9/30/10		9.82	339,172		0.33		0.33		1.74		12
	9/30/09		(7.11)	303,619		0.36		0.34		2.22		5

SMALL-CAP BLEND INDEX FUND
Institutional Class:	10/31/13		36.38	1,048,944		0.07		0.07		1.92		17	[e]
	10/31/12		12.48	648,984		0.08		0.08		1.81		17	[e]
	10/31/11		6.64	447,756		0.08		0.08		1.26		25
	10/31/10	†	4.08 [b]	354,242		0.18	[c]	0.09	[c]	0.79	[c]	0	[b]
	9/30/10		13.25	316,168		0.10		0.09		1.22		21
	9/30/09		(9.81)	301,142		0.17		0.08		1.42		36
Retirement Class:	10/31/13		36.10	506,706		0.32		0.32		1.67		17	[e]
	10/31/12		12.20	311,294		0.33		0.33		1.57		17	[e]
	10/31/11		6.30	325,760		0.33		0.33		1.02		25
	10/31/10	†	4.08 [b]	383,599		0.43	[c]	0.34	[c]	0.54	[c]	0	[b]
	9/30/10		13.07	386,480		0.35		0.34		0.97		21
	9/30/09		(10.06)	303,721		0.42		0.33		1.06		36

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	45

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations:
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from:		Total	Net asset
	period or		value,	investment		unrealized gain	(loss) from	Net	Net	dividends	value,
	year		beginning	income		(loss) on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

EMERGING MARKETS EQUITY INDEX FUND
Institutional Class:	10/31/13		$10.37	$0.23		$0.39	$0.62	$(0.15)	$ –	$(0.15)	$10.84
	10/31/12		10.24	0.24		0.09	0.33	(0.16)	(0.04)	(0.20)	10.37
	10/31/11		11.33	0.25		(1.31)	(1.06)	(0.02)	(0.01)	(0.03)	10.24
	10/31/10	‡	10.00	0.03		1.30	1.33	–	–	–	11.33
Retirement Class:	10/31/13		10.34	0.20		0.40	0.60	(0.14)	–	(0.14)	10.80
	10/31/12		10.22	0.23		0.07	0.30	(0.14)	(0.04)	(0.18)	10.34
	10/31/11		11.33	0.26		(1.35)	(1.09)	(0.01)	(0.01)	(0.02)	10.22
	10/31/10	‡	10.00	0.02		1.31	1.33	–	–	–	11.33
Retail Class:	10/31/13		10.32	0.19		0.40	0.59	(0.12)	–	(0.12)	10.79
	10/31/12		10.21	0.20		0.07	0.27	(0.12)	(0.04)	(0.16)	10.32
	10/31/11		11.32	0.22		(1.31)	(1.09)	(0.01)	(0.01)	(0.02)	10.21
	10/31/10	‡	10.00	0.02		1.30	1.32	–	–	–	11.32
Premier Class:	10/31/13		10.35	0.22		0.39	0.61	(0.14)	–	(0.14)	10.82
	10/31/12		10.23	0.24		0.06	0.30	(0.14)	(0.04)	(0.18)	10.35
	10/31/11		11.33	0.23		(1.30)	(1.07)	(0.02)	(0.01)	(0.03)	10.23
	10/31/10	‡	10.00	0.02		1.31	1.33	–	–	–	11.33

INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/13		15.73	0.54		3.54	4.08	(0.50)	–	(0.50)	19.31
	10/31/12		15.23	0.55		0.39	0.94	(0.44)	–	(0.44)	15.73
	10/31/11		16.43	0.53		(1.38)	(0.85)	(0.35)	–	(0.35)	15.23
	10/31/10	†	15.82	0.01		0.60	0.61	–	–	–	16.43
	9/30/10		15.67	0.44		0.05	0.49	(0.34)	–	(0.34)	15.82
	9/30/09		16.09	0.42		(0.31)	0.11	(0.53)	–	(0.53)	15.67
Retirement Class:	10/31/13		15.99	0.50		3.61	4.11	(0.46)	–	(0.46)	19.64
	10/31/12		15.47	0.53		0.38	0.91	(0.39)	–	(0.39)	15.99
	10/31/11		16.68	0.51		(1.42)	(0.91)	(0.30)	–	(0.30)	15.47
	10/31/10	†	16.06	0.01		0.61	0.62	–	–	–	16.68
	9/30/10		15.92	0.39		0.06	0.45	(0.31)	–	(0.31)	16.06
	9/30/09		16.32	0.40		(0.30)	0.10	(0.50)	–	(0.50)	15.92
Premier Class:	10/31/13		15.69	0.51		3.54	4.05	(0.48)	–	(0.48)	19.26
	10/31/12		15.20	0.53		0.38	0.91	(0.42)	–	(0.42)	15.69
	10/31/11		16.41	0.49		(1.36)	(0.87)	(0.34)	–	(0.34)	15.20
	10/31/10	†	15.80	0.01		0.60	0.61	–	–	–	16.41
	9/30/10		15.67	0.48		(0.02)	0.46	(0.33)	–	(0.33)	15.80
	9/30/09	*	15.67	0.00	[d]	–	0.00 [d]	–	–	–	15.67

46	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

(concluded)

			Ratios and supplemental data

	For the
	period				Net assets at		Ratios to average net assets						Portfolio
	or year				end of period		Gross		Net		Net investment		turnover
	ended		Total return		(in thousands	)	expenses		expenses		income (loss)		rate

EMERGING MARKETS EQUITY INDEX FUND
Institutional Class:	10/31/13		6.06%		$680,382		0.29%		0.25%		2.25%		13%
	10/31/12		3.31		289,041		0.38		0.25		2.42		25	[e]
	10/31/11		(9.36)		149,206		0.46		0.25		2.26		38
	10/31/10	‡	13.30	[b]	109,910		1.30	[c]	0.25	[c]	1.37	[c]	2	[b]
Retirement Class:	10/31/13		5.79		34,503		0.54		0.50		1.96		13
	10/31/12		3.03		24,877		0.63		0.50		2.28		25	[e]
	10/31/11		(9.61)		9,356		0.70		0.50		2.38		38
	10/31/10	‡	13.30	[b]	1,133		2.27	[c]	0.50	[c]	1.12	[c]	2	[b]
Retail Class:	10/31/13		5.70		7,127		0.73		0.64		1.81		13
	10/31/12		2.73		5,773		0.83		0.64		2.00		25	[e]
	10/31/11		(9.64)		5,313		0.88		0.64		1.99		38
	10/31/10	‡	13.20	[b]	1,776		2.18	[c]	0.64	[c]	0.89	[c]	2	[b]
Premier Class:	10/31/13		5.96		6,454		0.44		0.40		2.16		13
	10/31/12		3.06		2,016		0.54		0.40		2.38		25	[e]
	10/31/11		(9.50)		1,330		0.62		0.40		2.04		38
	10/31/10	‡	13.30	[b]	1,133		2.18	[c]	0.40	[c]	1.22	[c]	2	[b]

INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/13		26.65		4,459,896		0.07		0.07		3.13		3
	10/31/12		6.43		2,833,093		0.08		0.08		3.69		6	[e]
	10/31/11		(5.32)		1,647,918		0.09		0.09		3.23		6
	10/31/10	†	3.86	[b]	1,203,484		0.15	[c]	0.15	[c]	0.88	[c]	3	[b]
	9/30/10		3.14		1,001,071		0.10		0.10		2.88		11
	9/30/09		1.76		551,312		0.16		0.15		3.33		31
Retirement Class:	10/31/13		26.35		774,407		0.32		0.32		2.86		3
	10/31/12		6.13		645,359		0.33		0.33		3.46		6	[e]
	10/31/11		(5.54)		625,016		0.34		0.34		3.02		6
	10/31/10	†	3.86	[b]	783,583		0.40	[c]	0.40	[c]	0.62	[c]	3	[b]
	9/30/10		2.85		801,279		0.35		0.35		2.55		11
	9/30/09		1.57		692,158		0.41		0.40		3.08		31
Premier Class:	10/31/13		26.47		200,497		0.22		0.22		2.97		3
	10/31/12		6.25		162,307		0.23		0.23		3.53		6	[e]
	10/31/11		(5.44)		125,215		0.24		0.24		3.02		6
	10/31/10	†	3.86	[b]	60,259		0.30	[c]	0.30	[c]	0.73	[c]	3	[b]
	9/30/10		2.97		39,623		0.25		0.25		3.24		11
	9/30/09	*	0.00	[b]	250		220.65	[c]	0.30	[c]	0.00	[c]	31

[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[d]	Amount represents less than $0.01 per share.
[e]	Does not include in-kind transactions.
*	Premier Class commenced operations on September 30, 2009.
†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from September 30 to October 31.
‡	The Fund commenced operations on August 31, 2010.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	47

Notes to financial statements

TIAA-CREF Funds

Note 1—organization and significant accounting policies

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following are the TIAA-CREF Funds included in this report: Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, and the International Equity Index Fund (collectively the “Funds” or individually, the “Fund”).

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). Teachers Advisors, Inc. (“Advisors”), a wholly owned indirect subsidiary of TIAA, which is registered with the Commission as an investment adviser and provides investment management services for the Funds. The Funds offer up to four share classes, although any one Fund may not necessarily offer all four classes. The Funds may offer Institutional, Retirement, Retail and Premier Classes of shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Net Asset Value per share (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: The Funds’ investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2013, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, certain foreign taxes paid, utilization of tax equalization credits, in-kind redemptions, dividend redesignations, investments in partnerships and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

48	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. The investment of deferred amounts and the offsetting payable to the trustees are included in other assets and accrued expenses and other payables in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

New Accounting Pronouncements: In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the “Update”). The Update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds have adopted these new disclosure requirements and have determined no additional disclosures are required for this annual report.

Note 2—valuation of investments

Portfolio investments are valued at their estimated fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that categorizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Exchange-traded equity securities, common and preferred stock: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Foreign investments are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized in Level 2 of the fair value hierarchy.

Debt securities: Debt securities will generally be valued using prices provided by a pricing service that may employ various indications of value including, but not limited to, broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, yields, or any other key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Short-term investments: Short-term investments, excluding investments in registered investment companies, with maturities of 60 days or less are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter accreting or amortizing any discount or premium to its face value at a constant rate until maturity. Short-term investments with maturities in excess of 60 days are valued in the same manner as debt securities. Short-term investments are generally categorized in Level 2 of the fair value hierarchy.

Investments in Registered Investment Companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Futures contracts: Stock and bond index futures, which are traded on commodities exchanges, are valued at the last sale price as of the close of such commodities exchanges and are categorized in Level 1 of the fair value hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Transfers between levels are recognized at the end of the reporting year. For the year ended October 31, 2013, there were no material transfers between levels by the Funds.

As of October 31, 2013, 100% of the value of investments in the Large-Cap Growth Index Fund, Large-Cap Value Index Fund and S&P 500 Index Fund were valued based on Level 1 inputs.

TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	49

Notes to financial statements

The following table summarizes the market value of the Funds’ investments as of October 31, 2013, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total
Equity Index
Equity investments:
Consumer discretionary	$1,011,790,832	$36,051	$–	$1,011,826,883
Health care	941,706,587	–	4,028	941,710,615
All other equity investments*	5,571,970,625	–	–	5,571,970,625
Short-term investments	240,434,976	10,099,899	–	250,534,875
Futures**	340,214	–	–	340,214
Total	$7,766,243,234	$10,135,950	$4,028	$7,776,383,212
Small-Cap Blend Index
Equity investments:
Consumer discretionary	$212,182,446	$80,207	$–	$212,262,653
Health care	194,227,543	–	15,521	194,243,064
All other equity investments*	1,140,369,978	–	–	1,140,369,978
Short-term investments	214,865,928	–	–	214,865,928
Futures**	(94,138)	–	–	(94,138)
Total	$1,761,551,757	$80,207	$15,521	$1,761,647,485
Emerging Markets Equity Index
Equity investments:
Africa	$–	$53,391,892	$–	$53,391,892
Asia	97,920	431,346,527	26,943	431,471,390
Central America	–	36,383,773	–	36,383,773
Europe	6,337,783	38,005,307	–	44,343,090
South America	–	83,513,823	–	83,513,823
All other equity investments*	4,863,354	61,170,341	712	66,034,407
Short-term investments	34,080,741	–	–	34,080,741
Futures**	(107,298)	–	–	(107,298)
Total	$45,272,500	$703,811,663	$27,655	$749,111,818
International Equity Index
Equity investments:
Asia	$–	$1,280,539,541	$–	$1,280,539,541
Australia	–	437,155,949	–	437,155,949
Europe	–	3,250,422,416	–	3,250,422,416
All other equity investments*	21,440,677	423,437,892	–	444,878,569
Short-term investments	190,194,530	–	–	190,194,530
Futures**	(5,425)	–	–	(5,425)
Total	$211,629,782	$5,391,555,798	$–	$5,603,185,580
*	For detailed categories, please see the accompanying Summary portfolio of investments.
**	Derivative instruments are not reflected in the Summary portfolio of investments.

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At October 31, 2013, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

	Asset derivatives
		Fair value
Derivative contract	Location	amount
Equity Index Fund
Equity contracts	Futures*	$ 340,214
Large-Cap Growth Index Fund
Equity contracts	Futures*	(9,256)
	Asset derivatives
		Fair value
Derivative contract	Location	amount
Large-Cap Value Index Fund
Equity contracts	Futures*	$ (20,749)
S&P 500 Index Fund
Equity contracts	Futures*	(24,302)
Small-Cap Blend Index Fund
Equity contracts	Futures*	(94,138)
Emerging Markets Equity Index Fund
Equity contracts	Futures*	(107,298)
International Equity Index Fund
Equity contracts	Futures*	(5,425)
*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contracts.

50	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

continued

For the year ended October 31, 2013, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

				Change in
				unrealized
		Realized		appreciation
Derivative contract	Location	gain (loss	)	(depreciation	)
Equity Index Fund
Equity contracts	Futures transactions	$5,670,721		$ 508,822
Large-Cap Growth Index Fund
Equity contracts	Futures transactions	1,344,996		27,671
Large-Cap Value Index Fund
Equity contracts	Futures transactions	1,041,874		173,196
S&P 500 Index Fund
Equity contracts	Futures transactions	2,390,150		711,936
Small-Cap Blend Index Fund
Equity contracts	Futures transactions	6,514,585		38,447
Emerging Markets Equity Index Fund
Equity contracts	Futures transactions	629,445		(26,202)
International Equity Index Fund
Equity contracts	Futures transactions	12,493,828		260,265

Futures contracts: The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin payments are made or received reflecting daily changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures against default. During the year ended October 31, 2013, the Equity Index Fund, had exposure to futures contracts, based on underlying notional values, generally between 0% and 1% of net assets. During the year ended October 31, 2013, Large-Cap Growth Index Fund and the Large-Cap Value Index Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 2% of net assets. During the year ended October 31, 2013, the S&P 500 Index, the Small-Cap Blend Index Fund, and the Emerging Markets Equity Index Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 3%. During the year ended October 31, 2013, the International Equity Index Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 4%.

At October 31, 2013, the Funds held the following open futures contracts:

		Number of	Settlement	Expiration	Unrealized
Fund	Futures	contracts	value	date	gain (loss)

Equity Index	S&P 500
	E Mini Index	326	$28,541,300	December 2013	$ 315,084
Equity Index	S&P MidCap
	400 E Mini Index	28	3,601,920	December 2013	34,754
Equity Index	Russell 2000
	Mini Index	26	2,854,280	December 2013	(9,624)
Total		380	34,997,500		340,214
Large-Cap Growth	S&P 500
Index	E Mini Index	14	1,225,700	December 2013	(9,256)
Large-Cap Value	S&P 500
Index	E Mini Index	55	4,815,250	December 2013	(20,749)
S&P 500 Index	S&P 500
	E Mini Index	53	4,640,150	December 2013	(24,302)
Small-Cap Blend	Russell 2000
Index	Mini Index	51	5,598,780	December 2013	(94,138)
Emerging Markets	MSCI Emerging
Equity Index	Markets Mini Index	239	12,235,605	December 2013	(107,298)
International	MSCI EAFE
Equity Index	Mini Index	8	750,120	December 2013	(5,425)

Note 4—investment adviser and affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and operational oversight services to the Funds.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of Operations are paid to Advisors under the Service Agreement. Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates TPIS for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. Prior to January 1, 2013, the Retail Class of each Fund (except the Emerging Markets Equity Index Fund) reimbursed TPIS for amounts incurred up to 0.25% of the average daily net assets to distribute the Funds’ Retail Class. The Premier Class of each Fund has adopted a distribution Rule 12b-1 plan that compensated TPIS for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	51

Notes to financial statements

Certain affiliated entities may pay Fund expenses on behalf of the Funds. The Funds reimburse the affiliated entities for any such payment. Amounts owed to Fund affiliates for payment of Fund expenses are disclosed as due to affiliates on the Statements of Assets and Liabilities.

Advisors has agreed to reimburse the Fund if its total expense ratio (excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of October 31, 2013, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

	Investment management fee— effective rate	Service agreement fee	Distribution fee		Maximum expense amounts‡
		Retirement	Retail	Premier	Institutional	Retirement	Retail	Premier
Fund		Class	Class	Class	Class	Class	Class	Class
Equity Index	0.04%	0.25%	0.25%	0.15%	0.09%	0.34%	0.48%	0.24%
Large-Cap Growth Index	0.04	0.25	–	–	0.09	0.34	–	–
Large-Cap Value Index	0.04	0.25	–	–	0.09	0.34	–	–
S&P 500 Index	0.04	0.25	–	–	0.09	0.34	–	–
Small-Cap Blend Index	0.04	0.25	–	–	0.09	0.34	–	–
Emerging Markets Equity Index	0.14	0.25	0.25	0.15	0.25	0.50	0.64	0.40
International Equity Index	0.04	0.25	–	0.15	0.15	0.40	–	0.30
‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 28, 2014. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

A registered separate account of TIAA (collectively, “TIAA Access”) has various sub-accounts that invest in several of the funds, and certain other funds within the Trust also make investments in several of the Funds.

The following is the percentage of the Funds’ shares owned by TIAA Access and other funds within the Trust as of October 31, 2013:

	TIAA-CREF
	Lifecycle	TIAA
Underlying Fund	Index Funds	Access	Total
Equity Index	17%	1%	18%
Large-Cap Growth Index	–	5	5
Large-Cap Value Index	–	5	5
S&P 500 Index	–	4	4
Small-Cap Blend Index	–	13	13
Emerging Markets Equity Index	17	–	17
International Equity Index	8	4	12

TIAA-CREF Tuition Financing, Inc. (“TFI”), an indirect wholly owned subsidiary of TIAA, is a registered investment adviser that provides program management services to multiple qualified tuition programs formed under Section 529 of the Code (“529 Plans”). These 529 Plans, each of which operates independently, invest a portion of their assets in the Funds. As of October 31, 2013, three 529 Plans owned 17%, 17%, and 8%, respectively, of the Equity Index Fund; one 529 Plan owned 15% of the Large-Cap Growth Index Fund; one 529 Plan owned 12% of the Large-Cap Value Index Fund; two 529 Plans owned 13%, and 7%, respectively, of the S&P 500 Index Fund; three 529 Plans owned 15%, 12%, and 5%, respectively, of the Emerging Markets Equity Index Fund, and three 529 Plans owned 9%, 9% and 7%, respectively, of the International Equity Index Fund.

Companies in which a Fund holds 5% or more of the outstanding voting shares are considered “affiliated companies” of the Fund pursuant to the 1940 Act. Information regarding transactions with affiliated companies is as follows:

								Shares at	Value at
	Value at	Purchase	Sales	Realized		Dividend	Withholding	October 31,	October 31,
Issue	October 31, 2012	cost	proceeds	gain (loss	)	income	expense	2013	2013
Equity Index Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$ 95,617,580	$187,933,921	$(43,116,525)	$ –		$ –	$ –	240,434,976	$240,434,976
Small-Cap Blend Index Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	119,823,634	106,618,299	(11,576,005)	–		–	–	214,865,928	214,865,928
International Equity Index Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	177,024,469	573,611,751	(560,441,690)	–		–	–	190,194,530	190,194,530

52	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

continued

Note 5—investments

Securities lending: The Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the year of the loan; any additional collateral required due to changes in security values is delivered to the fund next business day. Cash collateral received by a Fund will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of Assets and Liabilities. Securities lending income consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the lending agent. Such income is reflected separately in the Statements of Operations. In lending its securities, the Fund bears the market risk with respect to the collateral investment as well as the securities loaned and also bears the risk that the counterparty may default on its obligations to the Fund.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Net unrealized appreciation (depreciation): At October 31, 2013, net unrealized appreciation (depreciation) based on the aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

				Net
		Gross	Gross	unrealized
		unrealized	unrealized	appreciation
Fund	Tax cost	appreciation	(depreciation )	(depreciation	)
Equity Index	$5,762,885,795	$2,082,170,290	$(69,013,087)	$2,013,157,203
Large-Cap Growth Index	1,105,346,055	325,633,087	(7,161,023)	318,472,064
Large-Cap Value Index	1,491,253,217	233,481,355	(47,477,474)	186,003,881
S&P 500 Index	1,505,461,085	519,886,727	(91,979,520)	427,907,207
Small-Cap Blend Index	1,413,558,278	418,595,198	(70,411,853)	348,183,345
Emerging Markets Equity Index	717,867,306	71,505,078	(40,153,268)	31,351,810
International Equity Index	4,741,169,303	1,057,032,268	(195,010,566)	862,021,702

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended October 31, 2013 were as follows:

	Non-U.S.	Non-U.S.
	government	government
Fund	purchases	sales
Equity Index	$1,081,614,188	$510,394,655
Large-Cap Growth Index	522,765,339	231,558,578
Large-Cap Value Index	646,326,524	271,268,060
S&P 500 Index	231,907,684	64,883,151
Small-Cap Blend Index	535,066,530	210,399,217
Emerging Markets Equity Index	446,168,610	72,894,741
International Equity Index	1,024,074,420	119,966,614

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended October, 31 2013 and October, 31 2012 was as follows:

	10/31/2013			10/31/2012
	Ordinary	Long-term		Ordinary	Long-term
Fund	income	capital gains	Total	income	capital gains	Total
Equity Index	$91,978,723	$30,405,210	$122,383,933	$44,938,816	$–	$44,938,816
Large-Cap Growth Index	18,879,234	–	18,879,234	10,591,214	–	10,591,214
Large-Cap Value Index	34,400,254	22,194,726	56,594,980	27,321,563	13,916,153	41,237,716
S&P 500 Index	33,210,927	–	33,210,927	23,636,298	5,415,177	29,051,475
Small-Cap Blend Index	19,048,724	21,231,441	40,280,165	10,589,269	18,277,795	28,867,064
Emerging Markets Equity Index	6,204,117	–	6,204,117	4,420,899	13,052	4,433,951
International Equity Index	121,270,214	–	121,270,214	79,469,036	–	79,469,036

As of October 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized		Capital
	ordinary	long-term	appreciation		loss
Fund	income	capital gains	(depreciation	)	carryover	Total
Equity Index	$107,016,789	$18,202,818	$2,013,157,187		$–	$2,138,376,794
Large-Cap Growth Index	15,825,561	4,759,471	318,472,062		–	339,057,094
Large-Cap Value Index	37,646,623	35,455,549	186,003,885		–	259,106,057
S&P 500 Index	25,732,341	–	427,907,204		(9,358,733)	444,280,812
Small-Cap Blend Index	25,510,334	39,725,720	348,183,322		–	413,419,376
Emerging Markets Equity Index	11,526,361	–	30,941,413		(6,574,621)	35,893,153
International Equity Index	136,348,786	–	862,160,680		(13,426,950)	985,082,516

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies, the utilization of capital loss carryovers, and the treatment of short term gain as ordinary income for tax purposes.

TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	53

Notes to financial statements	concluded

In certain circumstances, a fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). A fund may also accept portfolio securities rather than cash as payment for a purchase of fund shares (in-kind purchase). During the year ended October 31, 2013 the Large-Cap Growth Index Fund recognized a net capital gain of $140,485,287 as the result of a delivery of $372,005,467 of securities from in-kind redemption transactions. The Large-Cap Value Index Fund recognized a net capital gain of $108,361,658 as the result of a delivery of $381,126,565 of securities from in-kind redemption transactions. The S&P 500 Index Fund recognized a net capital gain of $100,324,009 as the result of a delivery of $294,466,168 of securities in an in-kind redemption transaction. The Small-Cap Blend Index Fund recognized a net capital gain of $32,160,620 as the result of a delivery of $65,099,362 securities from in-kind redemption transactions. For federal income tax purposes, the gain is not taxable and therefore will not be distributed to shareholders. The gain was reclassified from accumulated net realized gain (loss) on total investments to paid-in capital in the Statements of Assets and Liabilities. During the year ended October 31, 2013, the Equity Index Fund received $1,112,697,562 of securities from in-kind purchase transactions.

At October 31, 2013, the following Funds had capital loss carryovers, which will expire as follows:

	Date of expiration
Fund	10/31/17	10/31/19	No expiration	Total
S&P 500 Index	$–	$–	$ 9,358,733	$9,358,733
Emerging Markets Equity Index	–	–	6,574,621	6,574,621
International Equity Index	8,486,539	4,940,411	–	13,426,950

For the year ended October 31, 2013, the Equity Index Fund, Large-Cap Growth Index Fund, S&P 500 Index Fund and International Equity Index Fund utilized $2,652,135, $8,789,836, $167,919 and $15,891,503, respectively, of their capital loss carryover available from prior years.

Due to reorganizations in prior years, the future utilization of the Equity Index and Small-Cap Blend Index Funds capital losses may be subject to limitations under the Code and regulations thereunder.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 7—emerging markets risks

The Emerging Markets Equity Index Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 8—line of credit

Each of the Funds participates in a $1.5 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. This facility expired June 2013. A new facility was entered into on June 25, 2013 expiring June 24, 2014. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended October 31, 2013, there were no borrowings under this credit facility by the Funds.

Note 9—indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

54	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of the TIAA-CREF Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, and International Equity Index Fund (seven of the portfolios constituting the TIAA-CREF Funds; hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
December 17, 2013

TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	55

Trustees and officers (unaudited)

TIAA-CREF Funds ■ October 31, 2013

Trustees

		Term of		Number of
		office and		portfolios in
	Position(s)	length		fund complex
Name, address and	held with	of time		overseen
date of birth (“DOB”)	fund	served	Principal occupation(s) during past 5 years	by trustee	Other directorship(s) held by trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 4/25/54	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Former Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	78	Director of GMO; Director, the Maine Coast Heritage Trust; Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation, and Director of the Maine Chapter of the Nature Conservancy.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/6/62	Trustee	Indefinite term. Trustee since 2007.	Former Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	78	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; Independent Member of the Boards of Lazard Alternative Strategies Fund, LLC and Lazard Alternative Strategies 1099 Fund.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/5/67	Trustee	Indefinite term. Trustee since 2007.	Chief Operating Officer, Copper Rock Capital Partners, LLC (since 2007); Chief Operating Officer, DDJ Capital Management (2003–2006).	78	Director of Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Chairman of the Board and Trustee	Indefinite term. Trustee since 2005; Chairman for term ending December 31, 2015. Chairman since 2013.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	78	Director, D2D Fund.
Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Trustee	Indefinite term. Trustee since 1999.	Former President and Founder (2006–2012) of NLJ Advisors, Inc. (investment adviser); President and Managing Principal, Windermere Investment Associates (1997–2006).	78	None
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 3/27/63	Trustee	Indefinite term. Trustee since 2011.	Former Partner (2004–2010) and Managing Director (1999–2010), Goldman Sachs Asset Management.	78	Director, Sansum Clinic; Investment committee member, College of Mount Saint Vincent and Cottage Health System; Member, United States Olympics Paralympics Advisory Committee, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Treasurer, Crane County Day School.
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	Indefinite term. Trustee since 2003.	Chief Executive Officer (since 2010), President and Chief Operating Officer (since 2009), First Eagle Investment Management, LLC; Former Principal, BAM Consulting LLC (2003–2009); Former Independent Consultant for Merrill Lynch (2003–2009).	78	Director, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management, LLC; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); and the North Shore Land Alliance.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996), Former Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Former Program Director, NBER (1990–2008).	78	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

56	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Trustees — concluded

Name, address and date of birth (“DOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman and Chief Executive Officer (since 1991) and Chief Investment Officer (1991–2013), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (since 2003) and Chief Investment Officer (2003–2013), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012 ).	78	Director, SCANA Corporation (energy holding company); Member, Duke Children’s Hospital and Health Center National Board of Advisors.
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002); Professor, University of Texas at Austin (since 1987). Former Chairman, Department of Finance, University of Texas at Austin (2002–2011).	78	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors), and Investment Advisory Committee, Employees Retirement System of Texas.

Officers

Term of
office and
	Position(s)	length
Name, address and	held with	of time
date of birth (“DOB”)	fund	served	Principal occupation(s) during past 5 years
Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2009.	Executive Vice President and Chief Legal Officer of Teachers Insurance and Annuity Association of America (“TIAA”), and College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”) (since 2009). Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996–2009).
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/8/62	Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.	Chief Compliance Officer of the TIAA-CREF Fund Complex and TIAA Separate Account VA-3 (since 2008). Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Asset Management Compliance of TIAA. Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since 2008). Chief Compliance Officer (2008), Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Teachers Advisors, Inc. (“Advisors”). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Advisors, LLC. (“TCAA”) (since 2011). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Services, LLC (“TCAS”) (since 2011). Interim Chief Compliance Officer for TIAA-CREF Life Insurance Company Separate Accounts VA-1, VLI-I and VLI-2 (since 2013). Interim Chief Compliance Officer for Covariance Capital Management, Inc. (“Covariance”) (since 2013). Managing Director/Director of Global Compliance, AIG Investments (2000–2008).
Carol Deckbar TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/13/62	Executive Vice President	One-year term. Executive Vice President since 2013 .	Executive Vice President (since 2013), Chief Operating Officer (“COO”) Asset Management (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2013). Interim Head of Asset Management, TIAA (2012–2013). Senior Vice President, Investment Products, TIAA (2009–2012). Managing Director, Mutual Fund Products, TIAA (2007–2009). Senior Managing Director, President, and COO of Advisors and Investment Management (since 2012). Director of Advisors (since 2008). Manager, President, and COO of TCAA and TCAS (since 2011). Director (since 2011) of TIAA-CREF Asset Management (“TCAM”). Manager of TIAA-CREF Individual and Institutional Services, LLC (since 2010). Director of Westchester Group Investment Management, Inc. (since 2011). Manager of Beaver Investment Holdings, LLC (since 2012). Director of GreenWood Resources, Inc. (since 2012). Director of TH RE Administration Ltd., TH RE FCACO Ltd., TH RE AIFM Group Ltd, and TH RE Group Holdings Ltd. (since 2013).

TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	57

Trustees and officers (unaudited)	concluded

TIAA-CREF Funds ■ October 31, 2013

Officers — concluded

Term of
office and
	Position(s)	length
Name, address and	held with	of time
date of birth (“DOB”)	fund	served	Principal occupation(s) during past 5 years
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.	Treasurer of CREF (since 2008); Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and Chief Financial Officer and Principal Accounting Officer (since 2009) and Treasurer (since 2008) of TIAA Separate Account VA-1. Senior Vice President (since 2010) and Funds Treasurer (since 2006) of TIAA. Director of Advisors (since 2008). Director of TIAA-CREF Asset Management (“TCAM”) (since 2011). Senior Vice President (since 2010) and Funds Treasurer (since 2007) of Advisors and Investment Management. Assistant Treasurer of TIAA-CREF Life Insurance Company (“TC Life”) (since 2012). Director of TIAA-CREF Trust Company, FSB (“Trust”) (since 2008). Director, Senior Vice President and Funds Treasurer of TCAA (since 2011). Director, Senior Vice President and Funds Treasurer of TCAS (since 2011). Chief Financial Officer, Van Kampen Funds (2005–2006).
Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President	One-year term. Executive Vice President since 2009.	Executive Vice President, Chief Risk Officer (since 2013) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2009). Executive Vice President, Head of Risk Management of TIAA (2009–2013). Executive Vice President, Risk Management (since 2009). Senior Managing Director of Advisors and Investment Management (2006–2009) and Head of Credit Risk Management of Advisors and Investment Management (2005–2006). Senior Managing Director, Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008–2009). Executive Vice President, Risk Management of TCAA (since 2011). Executive Vice President, Risk Management of TCAS (since 2011). Senior Managing Director, Chief Credit Risk Officer (2004–2008) of TIAA. Director of TC Life (2006–2008). Director of TPIS, Advisors and Investment Management (2008).
Robert G. Leary TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/20/61	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2013.	Executive Vice President and President of Asset Management (since 2013) of TIAA and Executive Vice President of CREF and VA-1 (since 2013); Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2013). Director, President and CEO of Advisors (since 2013). Manager, President and CEO of Investment Management (since 2013). Director of TH RE Ltd (since 2013). Director, President & CEO of TPIS (since 2013). Director of TIAA International Holdings 1 Ltd, TIAA International Holdings 2 Ltd, and TIAA International Holdings 3 Ltd (since 2013). Director, President & CEO of TCAM, Inc. (since 2013). Representative, Securities Research, Inc. (February-May 2013). President and Chief Operating Officer, U.S., ING Americas (2010 to 2012). Chief Executive Officer, ING Insurance US (2009–2010). Chairman and Chief Executive Officer, ING Investment Management, Americas (2007–2009). Executive Vice President, AIG Financial Products Corp (1995–2007).
Ronald R. Pressman TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/11/58	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Operating Officer (since 2012) of TIAA, and Executive Vice President of the TIAA-CREF Funds Complex (since 2012). Director, Covariance (since 2012). Manager, TIAA-CREF Life Insurance Company (since 2012). Director, Kaspick & Company, LLC (“Kaspick”) (since 2012). Director, Aspen Insurance Holdings, LLC (since 2011). President and Chief Executive Officer of General Electric Capital Real Estate (2007–2011).
Phillip T. Rollock TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/31/62	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2012.	Senior Managing Director and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since 2012). Senior Vice President of TIAA and the TIAA-CREF Fund Complex (2012–2013). Managing Director, Retirement and Individual Financial Services (2010–2012) and Vice President, Product Development and Management, Institutional Client Services (2006–2010) of TIAA.
Otha T. Spriggs, III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 2/16/51	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Human Resources Officer (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Senior Vice President of Human Resources, Boston Scientific (2010–2012); President of Integrated People Solutions (2009–2010); Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp. (2001–2009).
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, President of Retirement and Individual Financial Services (since 2011) of TIAA, and Executive Vice President (since 2008) of the TIAA-CREF Fund Complex. Chief Operating Officer (2010–2011), Executive Vice President, Product Development and Management (2009–2010), Executive Vice President, Institutional Client Services (2006–2009), Executive Vice President, Product Management (2005–2006), and Senior Vice President, Pension Products (2003–2005) of TIAA. Director of Covariance (since 2010). Director (since 2007), Chairman and President (since 2012) of TCT Holdings, Inc. Director (2007–2011) and Executive Vice President (2008–2010) of TCAM. Manager (since 2006), President and CEO (2006–2010) of Redwood. Director of Tuition Financing (2008–2009) and Executive Vice President of TC Life (2009–2010).
Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/26/52	Executive Vice President	One-year term. Executive Vice President since 2010.	Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2010); Chief Communications Officer of TIAA (2010–2011). Senior Vice President, The Hartford Financial Services Group, Inc. (2008–2010). Executive Vice President and Chief Marketing Officer, BearingPoint (2005–2008).

58	2013 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Important tax information (unaudited)

For the fiscal year ended October 31, 2013, the TIAA-CREF Funds designate the following distribution amounts (or the maximum amount allowable) as being from Section 1250 gains and net long-term capital gains.

	Section 1250	Long-term
Fund	gains	capital gains	Total
Equity Index	$–	$34,061,502	$34,061,502
Large-Cap Growth Index	–	–	–
Large-Cap Value Index	91,797	22,102,929	22,194,726
S&P 500 Index	–	–	–
Small-Cap Blend Index	–	21,231,441	21,231,441
Emerging Markets Equity Index	–	–	–
International Equity Index	–	–	–

For the fiscal year ended October 31, 2013, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage
Equity Index	89.97%
Large-Cap Growth Index	99.07%
Large-Cap Value Index	73.08%
S&P 500 Index	99.94%
Small-Cap Blend Index	44.85%
Emerging Markets Equity Index	55.82%
International Equity Index	50.57%

For the fiscal year ended October 31, 2013, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage
Equity Index	88.58%
Large-Cap Growth Index	97.30%
Large-Cap Value Index	71.96%
S&P 500 Index	99.21%
Small-Cap Blend Index	44.77%
Emerging Markets Equity Index	0.00%
International Equity Index	0.03%

The Emerging Markets Equity Index and International Equity Index Funds received income from foreign sources during the year ended October 31, 2013 of $14,463,951 ($0.21512 per share), and $89,808,564 ($0.31980 per share) respectively, and paid taxes to foreign countries during the year ended October 31, 2013 of $1,703,755 ($ 0.02534 per share), and $3,435,222 ($0.01223 per share), respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2013, which will be reported in conjunction with your 2013 Form 1099-DIV.

By early 2014, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

TIAA-CREF Funds: Equity Index Funds ■ 2013 Annual Report	59

[This page intentionally left blank.]

How to reach us

TIAA-CREF website

tiaa-cref.org

24 hours a day, 7 days a week

Automated telephone service

800 842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800 842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

9 a.m. to 6 p.m. (ET), Saturday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit tiaa-cref.org, or call 800 842-2252 for the Institutional, Retirement and Premier classes or 800 223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not FDIC insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value.

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., members FINRA, distribute securities products.

©2013 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF), 730 Third Avenue, New York, NY 10017-3206.

730 Third Avenue New York, NY 10017-3206

Printed on paper containing recycled fiber

eDelivery will save trees, conserve paper and reduce mailbox clutter.

Sign up today at www.tiaa-cref.org/eDelivery

C12892	A12447 (12/13)

730 Third Avenue New York, NY 10017-3206

Printed on paper containing recycled fiber

C12892	A12447 (12/13)

730 Third Avenue New York, NY 10017-3206

C12892	A12447 (12/13)

Item 2. Code of Ethics.

2(a) The Board of Trustees of the TIAA-CREF Funds (the “Registrant”) has adopted a code of ethics for senior financial officers, including the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

2(b) No response required.

2(c) During the reporting period, there were no amendments to the code of ethics.

2(d) During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

2(e) Not applicable.

2(f) A copy of the current code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit and Compliance Committee.

3(a)(2) Nancy A. Eckl is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Registrant, as a policy, does not engage PwC for management advisory or consulting services.

4(a) Audit Fees.

For the fiscal years ended October 31, 2013 and October 31, 2012, PwC’s aggregate fees for the audit of the Registrant’s annual financial statements were $767,000 and $1,016,500, respectively.

4(b) Audit Related Fees.

For the fiscal years ended October 31, 2013 and October 31, 2012, PwC’s aggregate fees for services related to the performance of the audit of the Registrant’s annual financial statements were $0 and $0, respectively.

For the fiscal years ended October 31, 2013 and October 31, 2012 the Audit-Related Fees billed by PwC to Teachers Advisors, Inc. (“Advisors”) or to any entity controlling, controlled by or under common control with Advisors that provides ongoing services to the Registrant (collectively, “Fund Service Providers”) were $0 and $0, respectively.

4(c) Tax Fees.

For the fiscal years ended October 31, 2013 and October 31, 2012, PwC’s aggregate fees for tax services billed to the Registrant were $254,100 and $236,800, respectively.

For the fiscal years ended October 31, 2013 and October 31, 2012, the Tax Fees billed by PwC to the Fund Service Providers were $0 and $0 respectively.

4(d) All Other Fees.

For the fiscal years ended October 31, 2013 and October 31, 2012, PwC’s aggregate fees for all other services to the Registrant were $30,000 and $10,000 respectively.

For the fiscal years ended October 31, 2013 and October 31, 2012, the Other Fees billed by PwC to the Fund Service Providers were $0 and $0 respectively.

4(e)(1) Preapproval Policy.

The Registrant’s audit and compliance committee (“Audit Committee”) has adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant and certain of its affiliates without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove all services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statements audit for the Registrant and certain of its affiliates, including approving the terms of the engagement, and (ii) preapprove the audit, audit-related, tax and other services to be provided by the independent auditor to the Registrant and certain of its affiliates and the fees to be charged for provision of such services from year to year.

4(e)(2) Services provided pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “de minimis exception”):

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2013 and October 31, 2012 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2013 and October 31, 2012 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2013 and October 31, 2012 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2013 and October 31, 2012 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2013 and October 31, 2012 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2013 and October 31, 2012 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

4(f) The percentage of hours expended by PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than PwC’s full-time, permanent employees was less than 50%.

4(g) Non-Audit Fees for Related Entities.

For the fiscal years ended October 31, 2013 and October 31, 2012, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by PwC were $391,013 and $390,897, respectively.

4(h) The Registrant’s Audit Committee has considered whether the non-audit services that were rendered by PwC to the Registrant’s Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining PwC’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

TIAA-CREF FUNDS

ENHANCED LARGE-CAP GROWTH INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2013

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.7%

AUTOMOBILES & COMPONENTS - 0.7%
8,213		Allison Transmission Holdings, Inc	$199,987
96,655		Delphi Automotive plc	5,528,666
143,412		Gentex Corp	4,222,049
		TOTAL AUTOMOBILES & COMPONENTS	9,950,702

BANKS - 0.4%
17,586	*	Essent Group Ltd	369,306
103,418	*	Ocwen Financial Corp	5,815,194
		TOTAL BANKS	6,184,500

CAPITAL GOODS - 9.8%
122,768	*	Aecom Technology Corp	3,901,567
195,725		Boeing Co	25,542,113
19,362		Crane Co	1,229,487
95,386		Fortune Brands Home & Security, Inc	4,109,229
26,631		Graco, Inc	2,057,511
230,980		Honeywell International, Inc	20,032,895
71,238		IDEX Corp	4,926,108
442,657		Masco Corp	9,353,342
61,866	*	MRC Global, Inc	1,729,155
27,106		MSC Industrial Direct Co (Class A)	2,070,085
68,891		Nordson Corp	4,966,352
119,618		Rockwell Automation, Inc	13,207,023
85,681		Rockwell Collins, Inc	5,983,104
80,685		Roper Industries, Inc	10,231,665
95,840	*	Spirit Aerosystems Holdings, Inc (Class A)	2,557,970
68,941		Triumph Group, Inc	4,939,623
26,355		United Technologies Corp	2,800,219
19,757		W.W. Grainger, Inc	5,314,040
96,797	*	WABCO Holdings, Inc	8,293,567
158,450		Westinghouse Air Brake Technologies Corp	10,329,355
		TOTAL CAPITAL GOODS	143,574,410

COMMERCIAL & PROFESSIONAL SERVICES - 1.9%
165,554	e	R.R. Donnelley & Sons Co	3,074,338
244,245		Robert Half International, Inc	9,410,760
13,150		Rollins, Inc	363,466
93,927	*	Stericycle, Inc	10,914,317
57,843	*	Verisk Analytics, Inc	3,963,402
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	27,726,283

CONSUMER DURABLES & APPAREL - 3.1%
273,932		Coach, Inc	13,882,874
171,175		Hanesbrands, Inc	11,660,441
1

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

100,500		Nike, Inc (Class B)	$7,613,880
673,121		Pulte Homes, Inc	11,880,586
		TOTAL CONSUMER DURABLES & APPAREL	45,037,781

CONSUMER SERVICES - 3.9%
64,088	*	Bally Technologies, Inc	4,687,396
21,631	*	Chipotle Mexican Grill, Inc (Class A)	11,398,888
158,361		H&R Block, Inc	4,503,787
65,132		McDonald’s Corp	6,286,541
34,967		Six Flags Entertainment Corp	1,315,109
163,438		Starbucks Corp	13,246,650
33,900		Starwood Hotels & Resorts Worldwide, Inc	2,495,718
196,701		Wyndham Worldwide Corp	13,060,946
		TOTAL CONSUMER SERVICES	56,995,035

DIVERSIFIED FINANCIALS - 2.5%
66,436	*	Affiliated Managers Group, Inc	13,117,124
105,853		American Express Co	8,658,776
44,931		Lazard Ltd (Class A)	1,736,583
197,476		Moody’s Corp	13,953,654
		TOTAL DIVERSIFIED FINANCIALS	37,466,137

ENERGY - 4.5%
47,909		Anadarko Petroleum Corp	4,565,249
12,856	*	Antero Resources Corp	726,235
385,234		Cabot Oil & Gas Corp	13,606,465
6,589		Kinder Morgan, Inc	232,658
72,760		Pioneer Natural Resources Co	14,899,793
311,079		Schlumberger Ltd	29,154,324
97,311	*	Southwestern Energy Co	3,621,915
		TOTAL ENERGY	66,806,639

FOOD & STAPLES RETAILING - 1.2%
30,198		Safeway, Inc	1,053,910
89,253		Walgreen Co	5,287,348
118,674		Wal-Mart Stores, Inc	9,108,230
31,125		Whole Foods Market, Inc	1,964,921
		TOTAL FOOD & STAPLES RETAILING	17,414,409

FOOD, BEVERAGE & TOBACCO - 9.3%
632,434		Altria Group, Inc	23,545,518
564,386		Coca-Cola Co	22,332,754
43,297		Flowers Foods, Inc	1,097,146
12,503	*,e	Green Mountain Coffee Roasters, Inc	785,313
141,042		Hershey Co	13,997,008
200,543		Hillshire Brands Co	6,583,827
308,642		Kraft Foods Group, Inc	16,783,952
28,003		Lorillard, Inc	1,428,433
145,122		Mead Johnson Nutrition Co	11,850,663
20,000	*	Monster Beverage Corp	1,144,600
196,471		PepsiCo, Inc	16,521,246
2

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

228,243		Philip Morris International, Inc	$20,341,016
		TOTAL FOOD, BEVERAGE & TOBACCO	136,411,476

HEALTH CARE EQUIPMENT & SERVICES - 2.3%
99,660		Bard (C.R.), Inc	13,575,685
303,226	*	Express Scripts Holding Co	18,957,690
9,124		McKesson Corp	1,426,446
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	33,959,821

HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
71,900		Avon Products, Inc	1,258,250
19,500		Church & Dwight Co, Inc	1,270,425
96,206		Colgate-Palmolive Co	6,227,414
5,995		Kimberly-Clark Corp	647,460
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	9,403,549

INSURANCE - 0.5%
87,847		Prudential Financial, Inc	7,149,867
		TOTAL INSURANCE	7,149,867

MATERIALS - 4.9%
39,492		LyondellBasell Industries AF S.C.A	2,946,103
167,056		Monsanto Co	17,520,833
155,379	*	Owens-Illinois, Inc	4,939,499
128,190		Packaging Corp of America	7,983,673
50,661		PPG Industries, Inc	9,249,685
84,784		Sealed Air Corp	2,558,781
74,948		Sherwin-Williams Co	14,090,224
32,599		Silgan Holdings, Inc	1,469,237
114,890	*	WR Grace & Co	10,530,818
		TOTAL MATERIALS	71,288,853

MEDIA - 4.4%
104,347	*	AMC Networks, Inc	7,313,681
44,168		CBS Corp (Class B)	2,612,096
386,108		Comcast Corp (Class A)	18,371,019
45,177	*	Discovery Communications, Inc (Class A)	4,017,139
140,299	*,e	Lions Gate Entertainment Corp	4,851,539
79,504		McGraw-Hill Cos, Inc	5,539,839
42,999		Scripps Networks Interactive (Class A)	3,461,419
2,548,215	e	Sirius XM Radio, Inc	9,606,771
103,618		Viacom, Inc (Class B)	8,630,343
		TOTAL MEDIA	64,403,846

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 10.8%
486,153		AbbVie, Inc	23,554,113
219,583	*	Alkermes plc	7,727,126
171,672		Allergan, Inc	15,555,200
122,967		Amgen, Inc	14,264,172
85,296	*	Biogen Idec, Inc	20,828,430
277,452		Bristol-Myers Squibb Co	14,571,779
3

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

119,859	*	Celgene Corp	$17,797,863
37,055	*	Charles River Laboratories International, Inc	1,823,476
308,659	*	Gilead Sciences, Inc	21,911,703
90,766	*	Jazz Pharmaceuticals plc	8,236,107
78,556		Johnson & Johnson	7,275,071
1,701	*	Regeneron Pharmaceuticals, Inc	489,208
62,095	*	Salix Pharmaceuticals Ltd	4,455,316
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	158,489,564

REAL ESTATE - 1.7%
18,396		American Tower Corp	1,459,723
17,797		Apartment Investment & Management Co (Class A)	497,960
35,219	*	CBRE Group, Inc	818,137
48,980		Equity Lifestyle Properties, Inc	1,860,750
45,191		Public Storage, Inc	7,545,541
86,692		Simon Property Group, Inc	13,398,249
		TOTAL REAL ESTATE	25,580,360

RETAILING - 7.3%
23,509	*	Amazon.com, Inc	8,557,981
7,861		Dillard’s, Inc (Class A)	644,445
229,513		Gap, Inc	8,489,686
11,243		GNC Holdings, Inc	661,313
387,015		Home Depot, Inc	30,144,598
54,689		Lowe’s Companies, Inc	2,722,418
88,153		Macy’s, Inc	4,064,735
12,511	*	NetFlix, Inc	4,034,547
36,722	*	O’Reilly Automotive, Inc	4,546,551
54,067		Petsmart, Inc	3,933,915
19,276	*	Priceline.com, Inc	20,313,627
112,097		TJX Companies, Inc	6,814,377
72,919	*	TripAdvisor, Inc	6,031,131
188,400	*	Urban Outfitters, Inc	7,136,592
		TOTAL RETAILING	108,095,916

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.4%
279,851		Broadcom Corp (Class A)	7,477,619
61,164	*	Lam Research Corp	3,316,924
332,160		Linear Technology Corp	13,665,062
226,638		Texas Instruments, Inc	9,536,927
29,946		Xilinx, Inc	1,360,147
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	35,356,679

SOFTWARE & SERVICES - 18.1%
259,414		Accenture plc	19,066,929
57,555	*,e	Alliance Data Systems Corp	13,643,988
175,904	*	eBay, Inc	9,271,900
172,341	*	Facebook, Inc	8,661,859
54,693	*	FleetCor Technologies, Inc	6,308,837
48,589	*	Google, Inc (Class A)	50,074,852
145,691	*	Informatica Corp	5,623,673
181,809		International Business Machines Corp	32,581,991
4

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

2,837	*	LinkedIn Corp	$634,552
34,675		Mastercard, Inc (Class A)	24,865,442
1,443,707		Microsoft Corp	51,035,042
30,600	*	NeuStar, Inc (Class A)	1,405,152
481,501		Oracle Corp	16,130,284
19,393		Solera Holdings, Inc	1,090,274
151,132	*	Vantiv, Inc	4,156,130
128,133	*	VeriSign, Inc	6,955,059
31,740		Visa, Inc (Class A)	6,242,306
534,449		Western Union Co	9,096,322
		TOTAL SOFTWARE & SERVICES	266,844,592

TECHNOLOGY HARDWARE & EQUIPMENT - 5.3%
99,674		Apple, Inc	52,064,714
30,283	*	F5 Networks, Inc	2,468,367
33,301		Harris Corp	2,063,330
349,755		NetApp, Inc	13,573,991
103,733		Qualcomm, Inc	7,206,332
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	77,376,734

TELECOMMUNICATION SERVICES - 2.3%
681,940		Verizon Communications, Inc	34,444,789
		TOTAL TELECOMMUNICATION SERVICES	34,444,789

TRANSPORTATION - 1.8%
43,426		Landstar System, Inc	2,401,024
13,166		Union Pacific Corp	1,993,332
224,526		United Parcel Service, Inc (Class B)	22,057,434
		TOTAL TRANSPORTATION	26,451,790

		TOTAL COMMON STOCKS	1,466,413,732
		(Cost $1,138,775,445)

SHORT-TERM INVESTMENTS - 2.1%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.1%
30,380,888	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	30,380,888
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	30,380,888
		TOTAL SHORT-TERM INVESTMENTS	30,380,888
		(Cost $30,380,888)

		TOTAL INVESTMENTS - 101.8%	1,496,794,620
		(Cost $1,169,156,333)
		OTHER ASSETS & LIABILITIES, NET - (1.8)%	(25,704,108)
		NET ASSETS - 100.0%	$1,471,090,512

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $29,560,086.
5

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

TIAA-CREF FUNDS

ENHANCED LARGE-CAP VALUE INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2013

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.5%

AUTOMOBILES & COMPONENTS - 1.7%
388,800		Ford Motor Co	$6,652,368
167,500	*	General Motors Co	6,189,125
105,950		Johnson Controls, Inc	4,889,592
38,380		Lear Corp	2,970,228
36,360	*	TRW Automotive Holdings Corp	2,731,000
		TOTAL AUTOMOBILES & COMPONENTS	23,432,313

BANKS - 4.8%
17,750		BB&T Corp	602,967
29,900		CapitalSource, Inc	391,092
32,000	*	CIT Group, Inc	1,541,120
7,500		City National Corp	540,825
123,339		East West Bancorp, Inc	4,155,291
168,000		Fifth Third Bancorp	3,197,040
35,000		First Republic Bank	1,787,450
91,700		Huntington Bancshares, Inc	806,960
257,750		Keycorp	3,229,608
45,750		PNC Financial Services Group, Inc	3,363,998
219,000		Regions Financial Corp	2,108,970
20,000	*	Signature Bank	2,036,400
24,000		SunTrust Banks, Inc	807,360
21,880	*	SVB Financial Group	2,095,666
67,750		US Bancorp	2,531,140
903,180		Wells Fargo & Co	38,556,754
		TOTAL BANKS	67,752,641

CAPITAL GOODS - 8.6%
7,000		A.O. Smith Corp	361,550
15,000	*	Aecom Technology Corp	476,700
50,000		AGCO Corp	2,919,000
31,890		Alliant Techsystems, Inc	3,471,864
36,080	*	BE Aerospace, Inc	2,928,253
28,380		Carlisle Cos, Inc	2,062,658
28,500		Caterpillar, Inc	2,375,760
47,500		Chicago Bridge & Iron Co NV	3,519,275
49,890		Cummins, Inc	6,337,028
41,260		Danaher Corp	2,974,433
22,900		Dover Corp	2,101,991
112,800		Eaton Corp	7,959,168
203,111		Exelis, Inc	3,349,300
10,250		Fluor Corp	760,755
68,000		Fortune Brands Home & Security, Inc	2,929,440
16,240		General Dynamics Corp	1,406,871
6

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

1,179,274		General Electric Co	$30,826,222
37,000		Huntington Ingalls	2,647,350
22,380		IDEX Corp	1,547,577
10,000		Illinois Tool Works, Inc	787,900
63,900		Ingersoll-Rand plc	4,315,167
36,360		ITT Corp	1,444,583
43,090	*	Jacobs Engineering Group, Inc	2,620,734
88,000	e	Joy Global, Inc	4,994,000
29,000		L-3 Communications Holdings, Inc	2,913,050
37,500	*	MRC Global, Inc	1,048,125
57,500		Northrop Grumman Corp	6,181,825
40,800	*	Oshkosh Truck Corp	1,941,672
35,400		Parker Hannifin Corp	4,131,888
41,750		Pentair Ltd	2,801,007
24,000		Raytheon Co	1,976,880
8,000		Snap-On, Inc	832,560
7,750		Stanley Works	612,948
12,290		Trinity Industries, Inc	622,243
49,380		URS Corp	2,677,384
16,800	*	WABCO Holdings, Inc	1,439,424
		TOTAL CAPITAL GOODS	122,296,585

COMMERCIAL & PROFESSIONAL SERVICES - 0.5%
103,801	*	CNH Industrial NV (NYSE)	1,217,586
25,500		Corrections Corp of America	943,500
6,000		Manpower, Inc	468,600
96,800		Tyco International Ltd	3,538,040
21,275	*	Verisk Analytics, Inc	1,457,763
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	7,625,489

CONSUMER DURABLES & APPAREL - 1.3%
72,300		Hanesbrands, Inc	4,925,076
29,000	e	Hasbro, Inc	1,497,850
51,000	*	Jarden Corp	2,823,360
19,880	*	Mohawk Industries, Inc	2,632,510
32,500		Newell Rubbermaid, Inc	962,975
140	*	NVR, Inc	128,425
75,750		Pulte Homes, Inc	1,336,987
26,800	z	Whirlpool Corp	3,913,068
		TOTAL CONSUMER DURABLES & APPAREL	18,220,251

CONSUMER SERVICES - 1.0%
32,900		Brinker International, Inc	1,461,418
57,750	*	MGM Mirage	1,099,560
35,000	*	Penn National Gaming, Inc	2,047,850
60,000		Royal Caribbean Cruises Ltd	2,522,400
263,000		Sands China Ltd	1,869,953
80,000		Service Corp International	1,440,800
27,500		Starwood Hotels & Resorts Worldwide, Inc	2,024,550
31,000		Yum! Brands, Inc	2,096,220
		TOTAL CONSUMER SERVICES	14,562,751
7

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

DIVERSIFIED FINANCIALS - 11.3%
15,670	*	Affiliated Managers Group, Inc	$3,093,885
42,800		Ameriprise Financial, Inc	4,303,112
1,187,750		Bank of America Corp	16,580,990
3,750		BlackRock, Inc	1,128,037
147,500		Charles Schwab Corp	3,340,875
542,000		Citigroup, Inc	26,438,760
141,911		Discover Financial Services	7,362,343
101,300		Goldman Sachs Group, Inc	16,295,118
24,000		Invesco Ltd	810,000
718,889		JPMorgan Chase & Co	37,051,539
162,400		Morgan Stanley	4,665,752
206,000		PowerShares QQQ Trust Series	17,054,740
69,800		SLM Corp	1,770,826
44,000		SPDR Dow Jones Industrial Average ETF Trust	6,832,760
25,000		SPDR Trust Series 1	4,393,250
110,880		State Street Corp	7,769,361
36,180		TD Ameritrade Holding Corp	986,267
		TOTAL DIVERSIFIED FINANCIALS	159,877,615

ENERGY - 13.3%
107,750		Anadarko Petroleum Corp	10,267,498
15,250		Apache Corp	1,354,200
33,100	*	Atwood Oceanics, Inc	1,758,603
7,500		Baker Hughes, Inc	435,675
139,900		Chesapeake Energy Corp	3,911,604
272,275		Chevron Corp	32,662,109
26,380		Cimarex Energy Co	2,779,133
142,000		ConocoPhillips	10,408,600
17,500		Consol Energy, Inc	638,750
23,000		Energen Corp	1,801,360
13,880		EOG Resources, Inc	2,476,192
32,540		Equitable Resources, Inc	2,785,749
574,750		Exxon Mobil Corp	51,509,095
24,380	*	Gulfport Energy Corp	1,430,862
38,800		Halliburton Co	2,057,564
33,300		Helmerich & Payne, Inc	2,582,415
81,811		Hess Corp	6,643,053
218,800		Marathon Oil Corp	7,714,888
79,800		Marathon Petroleum Corp	5,718,468
45,750		Nabors Industries Ltd	799,710
36,420		National Oilwell Varco, Inc	2,956,576
78,800	z	Noble Energy, Inc	5,904,484
102,750		Occidental Petroleum Corp	9,872,220
25,000		Patterson-UTI Energy, Inc	606,500
128,891		Phillips 66	8,304,447
15,500		Pioneer Natural Resources Co	3,174,090
7,500		Spectra Energy Corp	266,775
26,000	*	Superior Energy Services	697,580
62,800		Tesoro Corp	3,070,292
8

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

47,500		Valero Energy Corp	$1,955,575
27,500	*	Whiting Petroleum Corp	1,839,475
		TOTAL ENERGY	188,383,542

FOOD & STAPLES RETAILING - 0.4%
55,830		CVS Corp	3,475,976
7,500		Wal-Mart Stores, Inc	575,625
33,380		Whole Foods Market, Inc	2,107,279
		TOTAL FOOD & STAPLES RETAILING	6,158,880

FOOD, BEVERAGE & TOBACCO - 2.1%
147,540		Archer Daniels Midland Co	6,034,386
22,630		Bunge Ltd	1,858,602
34,500		Coca-Cola Enterprises, Inc	1,439,685
83,800	*	Dean Foods Co	1,634,100
38,000	*,e	Diamond Foods, Inc	927,580
22,250		Hershey Co	2,208,090
31,393		Ingredion, Inc	2,064,404
14,500		J.M. Smucker Co	1,612,545
64,200		Mondelez International, Inc	2,159,688
49,000	*	Monster Beverage Corp	2,804,270
31,300		Philip Morris International, Inc	2,789,456
168,000		Tyson Foods, Inc (Class A)	4,648,560
		TOTAL FOOD, BEVERAGE & TOBACCO	30,181,366

HEALTH CARE EQUIPMENT & SERVICES - 4.9%
428,380		Abbott Laboratories	15,657,289
76,800		Aetna, Inc	4,815,360
60,000		Cardinal Health, Inc	3,519,600
69,800	*	CareFusion Corp	2,706,146
89,000	*	Catamaran Corp	4,179,440
80,000		Cigna Corp	6,158,400
13,060		Cooper Cos, Inc	1,687,483
93,800		Covidien plc	6,013,518
38,500		HCA Holdings, Inc	1,814,890
13,100	*	Henry Schein, Inc	1,472,833
10,000		Hill-Rom Holdings, Inc	412,900
2,750		Humana, Inc	253,412
3,636	*	Intuitive Surgical, Inc	1,350,774
117,500		Medtronic, Inc	6,744,500
29,000		Omnicare, Inc	1,599,350
28,000		St. Jude Medical, Inc	1,606,920
35,750		UnitedHealth Group, Inc	2,440,295
4,750		Universal Health Services, Inc (Class B)	382,660
70,380		WellPoint, Inc	5,968,224
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	68,783,994

HOUSEHOLD & PERSONAL PRODUCTS - 1.9%
33,880		Church & Dwight Co, Inc	2,207,282
23,900		Colgate-Palmolive Co	1,547,047
9

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

9,880		Energizer Holdings, Inc	$969,327
10,300		Kimberly-Clark Corp	1,112,400
264,242		Procter & Gamble Co	21,337,541
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	27,173,597

INSURANCE - 7.7%
52,750		ACE Ltd	5,034,460
20,000		Aflac, Inc	1,299,600
16,390		Allied World Assurance Co Holdings Ltd	1,774,873
111,380		Allstate Corp	5,909,823
36,780		American Financial Group, Inc	2,069,243
230,230		American International Group, Inc	11,891,380
11,100		Aon plc	877,899
19,290	*	Arch Capital Group Ltd	1,118,048
12,390		Assurant, Inc	724,567
75,750		Axis Capital Holdings Ltd	3,592,065
187,775	*	Berkshire Hathaway, Inc (Class B)	21,609,147
51,750		Cincinnati Financial Corp	2,587,500
5,500		CNA Financial Corp	223,245
5,000		Endurance Specialty Holdings Ltd	276,450
26,190		Everest Re Group Ltd	4,026,451
29,380		Hanover Insurance Group, Inc	1,719,905
133,931		Hartford Financial Services Group, Inc	4,513,475
43,430		HCC Insurance Holdings, Inc	1,982,579
119,390		Lincoln National Corp	5,421,500
67,500		Metlife, Inc	3,193,425
152,800		Old Republic International Corp	2,565,512
84,000		Principal Financial Group	3,986,640
60,000		Protective Life Corp	2,764,800
96,390		Prudential Financial, Inc	7,845,182
43,800		Torchmark Corp	3,191,268
83,990		UnumProvident Corp	2,665,843
88,380		Validus Holdings Ltd	3,489,242
90,800		XL Capital Ltd	2,775,756
		TOTAL INSURANCE	109,129,878

MATERIALS - 3.5%
33,300		Axiall Corp	1,295,037
28,380		CF Industries Holdings, Inc	6,118,728
183,900	e,z	Cliffs Natural Resources, Inc	4,722,552
47,742		Freeport-McMoRan Copper & Gold, Inc (Class B)	1,754,996
30,000		Huntsman Corp	696,600
41,300		International Paper Co	1,842,393
63,988		LyondellBasell Industries AF S.C.A	4,773,505
25,500		Monsanto Co	2,674,440
16,400		Mosaic Co	751,940
49,300		Nucor Corp	2,552,261
98,500	*	Owens-Illinois, Inc	3,131,315
33,999		Packaging Corp of America	2,117,458
46,380		PolyOne Corp	1,405,314
10

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

14,000		PPG Industries, Inc	$2,556,120
39,800		Reliance Steel & Aluminum Co	2,916,942
16,380		Rock-Tenn Co (Class A)	1,752,824
3,500		RPM International, Inc	135,520
3,500		Sherwin-Williams Co	658,000
283,338	e,z	Walter Energy, Inc	4,502,241
13,380		Westlake Chemical Corp	1,437,279
16,500	*	WR Grace & Co	1,512,390
		TOTAL MATERIALS	49,307,855

MEDIA - 3.4%
68,380		CBS Corp (Class B)	4,043,993
103,750		Comcast Corp (Class A)	4,936,425
31,500	*	Discovery Communications, Inc (Class A)	2,800,980
29,380		DISH Network Corp (Class A)	1,416,116
138,000		Gannett Co, Inc	3,818,460
9,100	*	Liberty Global plc (Class A)	713,167
15,750	*	Liberty Media Corp	2,408,332
22,883	*	Madison Square Garden, Inc	1,384,879
70,180	*	Starz-Liberty Capital	2,115,927
82,340		Time Warner, Inc	5,660,052
60,000		Twenty-First Century Fox, Inc	2,044,800
237,750		Walt Disney Co	16,307,273
		TOTAL MEDIA	47,650,404

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.8%
13,999	*	Actavis plc	2,163,965
31,880	*,z	Alexion Pharmaceuticals, Inc	3,919,646
13,900	*	Biogen Idec, Inc	3,394,241
22,500		Bristol-Myers Squibb Co	1,181,700
46,899	*	Endo Pharmaceuticals Holdings, Inc	2,050,893
36,400	*	Forest Laboratories, Inc	1,711,892
71,199	*,z	Gilead Sciences, Inc	5,054,417
302,424		Johnson & Johnson	28,007,487
269,942		Merck & Co, Inc	12,171,685
36,080	*	Mylan Laboratories, Inc	1,366,350
26,180	z	Perrigo Co	3,609,960
1,213,380		Pfizer, Inc	37,226,498
83,900		Thermo Electron Corp	8,203,742
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	110,062,476

REAL ESTATE - 3.2%
5,000	*	Alexander & Baldwin, Inc	185,000
34,200		Apartment Investment & Management Co (Class A)	956,916
125,400		Brandywine Realty Trust	1,784,442
12,000		BRE Properties, Inc (Class A)	655,320
123,800		DDR Corp	2,098,410
131,900		Duke Realty Corp	2,185,583
106,380		Extra Space Storage, Inc	4,892,416
20,000		General Growth Properties, Inc	424,600
11

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

65,000		Hospitality Properties Trust	$1,909,700
189,800		Host Marriott Corp	3,520,790
18,380	*	Howard Hughes Corp	2,151,379
12,800		Kilroy Realty Corp	680,448
20,000		National Retail Properties, Inc	688,000
41,990		Public Storage, Inc	7,011,070
36,300	*	Realogy Holdings Corp	1,493,382
37,950		Simon Property Group, Inc	5,865,173
29,100		SL Green Realty Corp	2,751,987
68,038		Ventas, Inc	4,438,799
63,990		Weingarten Realty Investors	2,030,403
		TOTAL REAL ESTATE	45,723,818

RETAILING - 2.7%
116,980		Best Buy Co, Inc	5,006,744
500		DSW, Inc (Class A)	43,835
55,750	z	Expedia, Inc	3,282,560
102,880		GameStop Corp (Class A)	5,639,882
89,500		Gap, Inc	3,310,605
18,800		Genuine Parts Co	1,482,004
44,000		Home Depot, Inc	3,427,160
16,168	*	Liberty Ventures	1,735,958
14,750		Macy’s, Inc	680,123
13,290	*	NetFlix, Inc	4,285,759
22,540	*	O’Reilly Automotive, Inc	2,790,677
30,000		Signet Jewelers Ltd	2,239,800
238,000		Staples, Inc	3,836,560
		TOTAL RETAILING	37,761,667

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.0%
63,300		Applied Materials, Inc	1,129,905
33,800		Avago Technologies Ltd	1,535,534
21,750	*	Cree, Inc	1,321,313
435,750		Intel Corp	10,645,372
4,000		Kla-Tencor Corp	262,400
51,500	*	Lam Research Corp	2,792,845
180,800		Marvell Technology Group Ltd	2,169,600
283,000	*	Micron Technology, Inc	5,003,440
213,800		Nvidia Corp	3,245,484
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	28,105,893

SOFTWARE & SERVICES - 2.8%
29,889	*	Akamai Technologies, Inc	1,337,234
12,950	*,e	Alliance Data Systems Corp	3,069,927
73,380		Booz Allen Hamilton Holding Co	1,452,924
41,890	*	Commvault Systems, Inc	3,270,771
79,899		Computer Sciences Corp	3,935,825
96,313	*,z	Electronic Arts, Inc	2,528,216
69,290		Fidelity National Information Services, Inc	3,377,887
60,380	*	First American Corp	2,008,843
12

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

28,000		Jack Henry & Associates, Inc	$1,529,080
32,750	e	Leidos Holdings, Inc	1,542,198
198,000	*,e	Millennial Media, Inc	1,391,940
8,000		Science Applications International Corp	282,000
123,000		Symantec Corp	2,797,020
50,000		Total System Services, Inc	1,491,500
59,555	*,z	VMware, Inc (Class A)	4,840,630
27,380	*	Workday, Inc	2,049,941
77,424	*	Yahoo!, Inc	2,549,572
		TOTAL SOFTWARE & SERVICES	39,455,508

TECHNOLOGY HARDWARE & EQUIPMENT - 5.5%
28,750		Apple, Inc	15,017,563
45,000	*	Arrow Electronics, Inc	2,160,900
72,390		Avnet, Inc	2,873,883
238,000	*	Brocade Communications Systems, Inc	1,908,760
873,800		Cisco Systems, Inc	19,660,500
137,750		Corning, Inc	2,354,147
37,500		Harris Corp	2,323,500
177,242		Hewlett-Packard Co	4,319,388
113,830	*	Ingram Micro, Inc (Class A)	2,637,441
120,000	*,e	InvenSense, Inc	2,026,800
98,000		Jabil Circuit, Inc	2,044,280
63,998	e	Lexmark International, Inc (Class A)	2,275,129
32,240		NetApp, Inc	1,251,234
43,800	z	SanDisk Corp	3,044,100
61,482		Seagate Technology, Inc	2,992,944
136,000	*	Vishay Intertechnology, Inc	1,668,720
81,400		Western Digital Corp	5,667,882
399,900		Xerox Corp	3,975,006
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	78,202,177

TELECOMMUNICATION SERVICES - 2.4%
627,500		AT&T, Inc	22,715,500
61,000		Telephone & Data Systems, Inc	1,901,980
81,000		T-Mobile US, Inc	2,246,130
31,800		US Cellular Corp	1,539,120
95,750		Verizon Communications, Inc	4,836,332
		TOTAL TELECOMMUNICATION SERVICES	33,239,062

TRANSPORTATION - 1.6%
39,980		Con-Way, Inc	1,647,176
181,800	z	Delta Air Lines, Inc	4,795,884
60,000		FedEx Corp	7,860,000
60,000	*	Hertz Global Holdings, Inc	1,377,600
28,980		Kansas City Southern Industries, Inc	3,521,650
47,500		Southwest Airlines Co	817,950
26,800		Union Pacific Corp	4,057,520
		TOTAL TRANSPORTATION	24,077,780
13

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

UTILITIES - 5.1%
245,000		AES Corp	$3,452,050
9,000		AGL Resources, Inc	430,740
43,800		Alliant Energy Corp	2,287,236
11,575		American Electric Power Co, Inc	542,173
78,390		American Water Works Co, Inc	3,360,579
35,000		Atmos Energy Corp	1,549,450
55,000	*	Calpine Corp	1,109,350
66,388		Centerpoint Energy, Inc	1,633,145
41,800		CMS Energy Corp	1,147,828
63,692		Dominion Resources, Inc	4,060,365
47,500		DTE Energy Co	3,284,150
70,250		Duke Energy Corp	5,039,033
40,750		Edison International	1,997,973
10,000		Exelon Corp	285,400
50,500		MDU Resources Group, Inc	1,503,890
31,380		National Fuel Gas Co	2,245,239
81,800		NextEra Energy, Inc	6,932,550
91,900		NiSource, Inc	2,896,688
81,900		Northeast Utilities	3,512,691
98,000		NRG Energy, Inc	2,795,940
68,000		OGE Energy Corp	2,509,200
66,380		Pinnacle West Capital Corp	3,719,271
54,000		PPL Corp	1,654,020
27,500		Public Service Enterprise Group, Inc	921,250
68,800		Sempra Energy	6,270,432
37,240		Southern Co	1,523,488
54,000		UGI Corp	2,233,980
68,090		Wisconsin Energy Corp	2,867,270
10,000		Xcel Energy, Inc	288,600
		TOTAL UTILITIES	72,053,981

		TOTAL COMMON STOCKS	1,409,219,523
		(Cost $1,040,638,346)

SHORT-TERM INVESTMENTS - 1.6%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.6%
22,983,731	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	22,983,731
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	22,983,731
		TOTAL SHORT-TERM INVESTMENTS	22,983,731
		(Cost $22,983,731)

		TOTAL INVESTMENTS - 101.1%	1,432,203,254
		(Cost $1,063,622,077)
		OTHER ASSETS & LIABILITIES, NET - (1.1)%	(16,570,380)
		NET ASSETS - 100.0%	$1,415,632,874
14

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

Abbreviation(s):
ETF Exchange Traded Fund
SPDR Standard & Poor’s Depositary Receipts

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $22,548,337.
z	All or a portion of this security has been segregated to cover margin requirements on open written options contracts.
15

TIAA-CREF FUNDS - Growth & Income Fund

TIAA-CREF FUNDS

GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS

October 31, 2013

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.4%

AUTOMOBILES & COMPONENTS - 1.2%
440,032		Delphi Automotive plc	$25,169,830
493,666		Johnson Controls, Inc	22,782,686
		TOTAL AUTOMOBILES & COMPONENTS	47,952,516

BANKS - 2.5%
231,769		BNP Paribas	17,098,326
297,195	*	CIT Group, Inc	14,312,911
224,985		East West Bancorp, Inc	7,579,745
229,928	*	Essent Group Ltd	4,828,488
24,973	*	Essent Group Ltd	524,433
787,182		Regions Financial Corp	7,580,563
1,084,840		Wells Fargo & Co	46,311,819
		TOTAL BANKS	98,236,285

CAPITAL GOODS - 7.3%
178,260	*	BE Aerospace, Inc	14,467,582
176,046		Boeing Co	22,974,003
387,566		Eaton Corp	27,346,657
177,165		Emerson Electric Co	11,864,740
4,041,986		General Electric Co	105,657,514
579,508		Honeywell International, Inc	50,260,729
345,195		ITT Corp	13,714,597
207,059		Roper Industries, Inc	26,257,152
168,666	*	Teledyne Technologies, Inc	14,980,914
		TOTAL CAPITAL GOODS	287,523,888

COMMERCIAL & PROFESSIONAL SERVICES - 0.4%
698,067	e	Pitney Bowes, Inc	14,896,750
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	14,896,750

CONSUMER DURABLES & APPAREL - 3.3%
827,351		DR Horton, Inc	15,678,301
139,042		Harman International Industries, Inc	11,265,183
232,815		Hasbro, Inc	12,024,895
406,064	*	Jarden Corp	22,479,703
104,526	*	Mohawk Industries, Inc	13,841,333
413,825		Newell Rubbermaid, Inc	12,261,635
579,680		Prada S.p.A	5,655,736
186,924	*,e	SodaStream International Ltd	9,994,826
103,955	z	Whirlpool Corp	15,178,469
225,282		Wolverine World Wide, Inc	13,007,783
		TOTAL CONSUMER DURABLES & APPAREL	131,387,864
16

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

CONSUMER SERVICES - 1.7%
186,312		Accor S.A.	$8,327,386
222,221	*	Chuy’s Holdings, Inc	8,355,510
324,424		Las Vegas Sands Corp	22,781,053
287,920	*	Penn National Gaming, Inc	16,846,199
307,894		Six Flags Entertainment Corp	11,579,893
		TOTAL CONSUMER SERVICES	67,890,041

DIVERSIFIED FINANCIALS - 6.9%
164,170		Ameriprise Financial, Inc	16,505,652
4,065,275		Bank of America Corp	56,751,239
463,993		Blackstone Group LP	12,193,736
1,283,588		Citigroup, Inc	62,613,422
674,961		Discover Financial Services	35,016,977
455,367		Invesco Ltd	15,368,636
499,287		JPMorgan Chase & Co	25,733,252
926,605		Morgan Stanley	26,621,362
319,115		State Street Corp	22,360,388
		TOTAL DIVERSIFIED FINANCIALS	273,164,664

ENERGY - 9.4%
410,383		Anadarko Petroleum Corp	39,105,396
195,863	*	Antero Resources Corp	11,064,301
300,177	*	Cheniere Energy, Inc	11,947,045
660,579		Chevron Corp	79,243,057
225,612		EOG Resources, Inc	40,249,181
805,368		Halliburton Co	42,708,665
171,212		Hess Corp	13,902,414
202,327		Oceaneering International, Inc	17,375,843
405,457	e	Peyto Energy Trust	12,218,346
345,800		Phillips 66	22,279,894
612,584		Schlumberger Ltd	57,411,372
366,611		Spectra Energy Corp	13,040,353
942,479		Tailsman Energy, Inc	11,762,138
		TOTAL ENERGY	372,308,005

FOOD & STAPLES RETAILING - 0.9%
167,318		Costco Wholesale Corp	19,743,524
14,762	*	Sprouts Farmers Market, Inc	679,938
248,395		Whole Foods Market, Inc	15,681,176
		TOTAL FOOD & STAPLES RETAILING	36,104,638

FOOD, BEVERAGE & TOBACCO - 6.1%
1,060,171		Altria Group, Inc	39,470,166
1,610,001		Britvic plc	16,134,215
191,169		Brown-Forman Corp (Class B)	13,951,514
371,158		Coca-Cola Enterprises, Inc	15,488,423
228,311	*	Constellation Brands, Inc (Class A)	14,908,708
188,721		Groupe Danone	13,977,461
144,232	*	Hain Celestial Group, Inc	12,004,429
362,253		Hershey Co	35,949,988
751,278		PepsiCo, Inc	63,174,967
17

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

24,939	e	Remy Cointreau S.A.	$2,456,530
731,187	*	WhiteWave Foods Co (Class A)	14,631,052
		TOTAL FOOD, BEVERAGE & TOBACCO	242,147,453

HEALTH CARE EQUIPMENT & SERVICES - 2.9%
606,915		Aetna, Inc	38,053,570
270,131	*	Cerner Corp	15,135,440
491,930	*	Olympus Corp	15,737,532
463,882	*	Premier, Inc	14,292,204
379,906		Zimmer Holdings, Inc	33,230,378
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	116,449,124

HOUSEHOLD & PERSONAL PRODUCTS - 2.4%
211,034		Beiersdorf AG.	20,122,805
302,069		Estee Lauder Cos (Class A)	21,434,816
84,755		L’Oreal S.A.	14,471,637
475,593		Procter & Gamble Co	38,404,135
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	94,433,393

INSURANCE - 3.1%
370,078		ACE Ltd	35,320,244
207,865		Aflac, Inc	13,507,068
313,501		American International Group, Inc	16,192,327
868,784		Hartford Financial Services Group, Inc	29,278,021
592,720		Metlife, Inc	28,041,583
		TOTAL INSURANCE	122,339,243

MATERIALS - 3.7%
47,800	*	Berry Plastics Group, Inc	959,824
236,197		Cliffs Natural Resources, Inc	6,065,539
466,161	e	Companhia Vale do Rio Doce (ADR)	7,463,238
520,034		Dow Chemical Co	20,525,742
258,587		Du Pont (E.I.) de Nemours & Co	15,825,524
525,093		Freeport-McMoRan Copper & Gold, Inc (Class B)	19,302,419
821,034		Huntsman Corp	19,064,409
224,373		LyondellBasell Industries AF S.C.A	16,738,226
174,833		Monsanto Co	18,336,485
130,183		PPG Industries, Inc	23,768,812
		TOTAL MATERIALS	148,050,218

MEDIA - 4.4%
503,651		CBS Corp (Class B)	29,785,920
94,561	*	Charter Communications, Inc	12,693,869
1,238,551		Comcast Corp (Class A)	58,930,257
314,163		DISH Network Corp (Class A)	15,142,656
181,514	*	DreamWorks Animation SKG, Inc (Class A)	6,215,039
399,115	*,e	Lions Gate Entertainment Corp	13,801,397
423,752		Viacom, Inc (Class B)	35,294,304
		TOTAL MEDIA	171,863,442
18

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 13.3%
174,737	*	Actavis plc	$27,010,846
91,770	*	Aegerion Pharmaceuticals, Inc	7,600,391
177,940	*	Alexion Pharmaceuticals, Inc	21,877,723
181,382		Amgen, Inc	21,040,312
155,202		Bayer AG.	19,253,153
85,731	*	Biogen Idec, Inc	20,934,653
117,601	*	Biovail Corp	12,432,778
1,240,803	*	Biovitrum AB	11,859,929
685,285		Bristol-Myers Squibb Co	35,991,168
88,643	*	Celgene Corp	13,162,599
12,206		Gerresheimer AG.	807,412
930,246	*	Gilead Sciences, Inc	66,038,164
174,304	*,e,z	Illumina, Inc	16,299,167
206,537	*	Jazz Pharmaceuticals plc	18,741,167
1,063,289		Johnson & Johnson	98,471,194
203,000	*,z	Medivation, Inc	12,151,580
383,990	*	Mylan Laboratories, Inc	14,541,701
198,818		Novartis AG.	15,432,764
1,069,150		Pfizer, Inc	32,801,522
59,338		Roche Holding AG.	16,409,057
213,787	*	Salix Pharmaceuticals Ltd	15,339,217
220,103		Shire Ltd	9,759,451
538,486		Zoetis Inc	17,048,467
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	525,004,415

REAL ESTATE - 0.3%
148,211		American Tower Corp	11,760,543
		TOTAL REAL ESTATE	11,760,543

RETAILING - 6.7%
138,236	*,z	Amazon.com, Inc	50,322,051
506,052		Best Buy Co, Inc	21,659,026
232,309	*,e	Ctrip.com International Ltd (ADR)	12,602,763
186,630		GameStop Corp (Class A)	10,231,057
1,399,010	*	Groupon, Inc	12,772,961
701,002		Home Depot, Inc	54,601,046
486,944		Macy’s, Inc	22,452,988
64,300	*	NetFlix, Inc	20,735,464
185,224	e	PetMed Express, Inc	2,748,724
201,865		Ross Stores, Inc	15,614,258
526,027		TJX Companies, Inc	31,977,181
289,631	*	Yoox S.p.A	10,419,265
		TOTAL RETAILING	266,136,784

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.2%
1,134,877		Applied Materials, Inc	20,257,555
351,058		ARM Holdings plc	5,500,945
156,701		Avago Technologies Ltd	7,118,926
45,352	*	Cree, Inc	2,755,134
428,240	*,e	GT Solar International, Inc	3,211,800
294,104	*,e,z	JinkoSolar Holding Co Ltd (ADR)	6,623,222
378,962	*	NXP Semiconductors NV	15,961,880
19

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

124,032	*	SunPower Corp	$3,744,526
464,648		Xilinx, Inc	21,104,312
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	86,278,300

SOFTWARE & SERVICES - 8.8%
105,657	*,e	Alliance Data Systems Corp	25,047,048
207,823	*	Citrix Systems, Inc	11,800,190
1,163,407		Compuware Corp	12,425,187
171,814	*,z	Facebook, Inc	8,635,372
361,358	*	First American Corp	12,022,381
365,179	*	Fortinet, Inc	7,343,750
87,008	*	Google, Inc (Class A)	89,668,705
2,129,678		Microsoft Corp	75,284,117
303,557	*,e	Pandora Media, Inc	7,628,387
363,007	*	Salesforce.com, Inc	19,370,054
172,742	*	Sina Corp	14,434,321
134,798	*	Splunk, Inc	8,453,183
780,540	*	Take-Two Interactive Software, Inc	13,979,471
303,395	*	TIBCO Software, Inc	7,451,381
166,923	*	VMware, Inc (Class A)	13,567,501
378,576	*	Yahoo!, Inc	12,466,508
143,886	*,z	Yelp, Inc	9,748,276
		TOTAL SOFTWARE & SERVICES	349,325,832

TECHNOLOGY HARDWARE & EQUIPMENT - 6.2%
3,388,983	*	Alcatel-Lucent (ADR)	12,979,805
260,496	z	Apple, Inc	136,070,086
1,313,823		Cisco Systems, Inc	29,561,017
213,220	*	F5 Networks, Inc	17,379,562
843,874	*,e	Infinera Corp	8,615,954
1,383,400	*	JDS Uniphase Corp	18,108,706
309,830	*	NCR Corp	11,324,287
89,380	*,e,z	Stratasys Ltd	10,120,497
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	244,159,914

TELECOMMUNICATION SERVICES - 2.1%
431,057		Telephone & Data Systems, Inc	13,440,357
571,470		T-Mobile US, Inc	15,846,863
899,932		Verizon Communications, Inc	45,455,565
305,292		Vivendi Universal S.A.	7,729,907
		TOTAL TELECOMMUNICATION SERVICES	82,472,692

TRANSPORTATION - 1.9%
191,082	z	Canadian Pacific Railway Ltd	27,338,102
1,170,934		Delta Air Lines, Inc	30,889,239
143,405		Kansas City Southern Industries, Inc	17,426,575
80,483	*	Old Dominion Freight Line	3,774,653
		TOTAL TRANSPORTATION	79,428,569

UTILITIES - 1.7%
321,716		American Water Works Co, Inc	13,791,965
20

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

439,870	*	Calpine Corp	$8,872,178
283,767		NextEra Energy, Inc	24,049,253
287,671	*	NRG Yield, Inc	10,189,307
176,204		Oneok, Inc	9,955,526
		TOTAL UTILITIES	66,858,229

		TOTAL COMMON STOCKS	3,936,172,802
		(Cost $3,047,991,806)

PURCHASED OPTIONS - 0.0%

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
30,000		JinkoSolar Holding Co Ltd	10,500
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	10,500

		TOTAL PURCHASED OPTIONS	10,500
		(Cost $51,498)

SHORT-TERM INVESTMENTS - 3.4%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 3.4%
134,598,775	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	134,598,775
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	134,598,775
		TOTAL SHORT-TERM INVESTMENTS	134,598,775
		(Cost $134,598,775)

		TOTAL INVESTMENTS - 102.8%	4,070,782,077
		(Cost $3,182,642,079)
		OTHER ASSETS & LIABILITIES, NET - (2.8)%	(112,976,145)
		NET ASSETS - 100.0%	$3,957,805,932

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $131,014,106.
z	All or a portion of these securities have been segregated to cover margin requirements on open written options contracts.
21

TIAA-CREF FUNDS - Large-Cap Growth Fund

TIAA-CREF FUNDS
LARGE-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2013

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.8%

AUTOMOBILES & COMPONENTS - 1.0%
181,849		Delphi Automotive plc	$10,401,763
333,588	*	General Motors Co	12,326,076
		TOTAL AUTOMOBILES & COMPONENTS	22,727,839

CAPITAL GOODS - 6.3%
290,653		Boeing Co	37,930,217
116,506		Cummins, Inc	14,798,592
148,373		Precision Castparts Corp	37,605,137
163,287		Roper Industries, Inc	20,706,424
119,637		W.W. Grainger, Inc	32,178,764
		TOTAL CAPITAL GOODS	143,219,134

COMMERCIAL & PROFESSIONAL SERVICES - 2.1%
602,605		Nielsen Holdings NV	23,766,741
340,396	*	Verisk Analytics, Inc	23,323,934
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	47,090,675

CONSUMER DURABLES & APPAREL - 3.3%
132,284		Hasbro, Inc	6,832,469
341,816		Luxottica Group S.p.A.	18,516,623
131,864		LVMH Moet Hennessy Louis Vuitton S.A.	25,317,275
313,680		Nike, Inc (Class B)	23,764,397
		TOTAL CONSUMER DURABLES & APPAREL	74,430,764

CONSUMER SERVICES - 4.7%
24,800	*	Chipotle Mexican Grill, Inc (Class A)	13,068,856
657,900		Las Vegas Sands Corp	46,197,738
594,269		Starbucks Corp	48,165,502
		TOTAL CONSUMER SERVICES	107,432,096

DIVERSIFIED FINANCIALS - 5.4%
88,550	*	Affiliated Managers Group, Inc	17,483,312
220,876		Ameriprise Financial, Inc	22,206,873
223,893		Apollo Management LP	7,222,788
563,153		Blackstone Group LP	14,799,661
159,983		Goldman Sachs Group, Inc	25,734,866
110,732	*	IntercontinentalExchange, Inc	21,341,378
206,191		Moody’s Corp	14,569,456
		TOTAL DIVERSIFIED FINANCIALS	123,358,334

ENERGY - 2.5%
124,785		EOG Resources, Inc	22,261,644
215,562	*	FMC Technologies, Inc	10,896,659
22

TIAA-CREF FUNDS - Large-Cap Growth Fund

SHARES		COMPANY	VALUE

435,498		Halliburton Co	$23,094,459
		TOTAL ENERGY	56,252,762

FOOD & STAPLES RETAILING - 1.1%
206,143		Costco Wholesale Corp	24,324,874
		TOTAL FOOD & STAPLES RETAILING	24,324,874

FOOD, BEVERAGE & TOBACCO - 0.8%
80,809	*,e	Green Mountain Coffee Roasters, Inc	5,075,613
210,073	*	Monster Beverage Corp	12,022,478
		TOTAL FOOD, BEVERAGE & TOBACCO	17,098,091

HEALTH CARE EQUIPMENT & SERVICES - 1.9%
235,918	*	Cerner Corp	13,218,486
335,609	*	Edwards Lifesciences Corp	21,878,351
24,161	*	Intuitive Surgical, Inc	8,975,811
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	44,072,648

HOUSEHOLD & PERSONAL PRODUCTS - 0.8%
110,525		L’Oreal S.A.	18,871,780
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	18,871,780

MATERIALS - 4.3%
193,824	z	Ecolab, Inc	20,545,344
536,736		Monsanto Co	56,292,872
104,433		Sherwin-Williams Co	19,633,404
		TOTAL MATERIALS	96,471,620

MEDIA - 5.0%
115,878		CBS Corp (Class B)	6,853,025
667,237		Comcast Corp (Class A)	31,747,137
511,574	*	Discovery Communications, Inc (Class A)	45,489,160
126,033	*	Tribune Co	8,437,909
635,664		Twenty-First Century Fox, Inc	21,663,429
		TOTAL MEDIA	114,190,660

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 17.4%
179,146	*	Alexion Pharmaceuticals, Inc	22,026,000
244,251		Bayer AG.	30,299,879
286,309	*	Biogen Idec, Inc	69,913,795
286,415	*	Celgene Corp	42,529,763
1,035,113	*	Gilead Sciences, Inc	73,482,672
185,027	*,e	Illumina, Inc	17,301,875
338,002	e	Perrigo Co	46,607,096
50,046		Questcor Pharmaceuticals, Inc	3,071,323
163,010		Roche Holding AG.	45,078,034
280,934	*	Salix Pharmaceuticals Ltd	20,157,014
787,865		Zoetis Inc	24,943,806
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	395,411,257
23

TIAA-CREF FUNDS - Large-Cap Growth Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 0.9%
3,085,000		Global Logistic Properties	$7,657,905
306,974	*,z	Realogy Holdings Corp	12,628,911
		TOTAL REAL ESTATE	20,286,816

RETAILING - 5.3%
210,234	*	Amazon.com, Inc	76,531,483
411,173	*	Carmax, Inc	19,321,019
153,587		Expedia, Inc	9,043,203
1,020,531	*	Groupon, Inc	9,317,448
20,561	*	NetFlix, Inc	6,630,511
		TOTAL RETAILING	120,843,664

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
501,272		ARM Holdings plc (ADR)	23,655,026
460,476	*	Micron Technology, Inc	8,141,216
119,339	*	NXP Semiconductors NV	5,026,558
530,285		Xilinx, Inc	24,085,545
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	60,908,345

SOFTWARE & SERVICES - 23.5%
1,035,439	*	Adobe Systems, Inc	56,120,794
132,265	*	Citrix Systems, Inc	7,510,007
676,566	*	eBay, Inc	35,661,794
1,092,303	*	Facebook, Inc	54,899,149
93,068	*	Google, Inc (Class A)	95,914,019
910,081		Intuit, Inc	64,988,884
53,833	*	LinkedIn Corp	12,040,827
83,001		Mastercard, Inc (Class A)	59,520,017
764,884	*	Red Hat, Inc	33,096,531
273,256	*	Salesforce.com, Inc	14,580,940
176,752	*	Sina Corp	14,769,397
60,433	*	Teradata Corp	2,663,282
249,348		Visa, Inc (Class A)	49,039,271
274,771	*	VMware, Inc (Class A)	22,333,387
340,598	*	Yahoo!, Inc	11,215,892
		TOTAL SOFTWARE & SERVICES	534,354,191

TECHNOLOGY HARDWARE & EQUIPMENT - 3.5%
141,349		Apple, Inc	73,833,650
51,770	*	Stratasys Ltd	5,861,917
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	79,695,567

TELECOMMUNICATION SERVICES - 1.6%
482,200		Softbank Corp	36,010,146
		TOTAL TELECOMMUNICATION SERVICES	36,010,146

TRANSPORTATION - 3.7%
403,594		Delta Air Lines, Inc	10,646,810
114,751		FedEx Corp	15,032,381
419,567	*	Hertz Global Holdings, Inc	9,633,258
377,349		Kansas City Southern Industries, Inc	45,855,451
24

TIAA-CREF FUNDS - Large-Cap Growth Fund

SHARES		COMPANY	VALUE

283,175	*	Royal Mail plc	$2,542,638
		TOTAL TRANSPORTATION	83,710,538

		TOTAL COMMON STOCKS	2,220,761,801
		(Cost $1,611,115,838)

SHORT-TERM INVESTMENTS - 1.6%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.6%
36,139,401	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	36,139,401
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	36,139,401
		TOTAL SHORT-TERM INVESTMENTS	36,139,401
		(Cost $36,139,401)

		TOTAL INVESTMENTS - 99.4%	2,256,901,202
		(Cost $1,647,255,239)
		OTHER ASSETS & LIABILITIES, NET - 0.6%	14,609,324
		NET ASSETS - 100.0%	$2,271,510,526

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $36,418,170.
z	All or a portion of these securities have been segregated to cover margin requirements on open written options contracts.
25

TIAA-CREF FUNDS - Large-Cap Value Fund

TIAA-CREF FUNDS
LARGE-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2013

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.3%

AUTOMOBILES & COMPONENTS - 0.5%
551,220	*	American Axle & Manufacturing Holdings, Inc	$10,258,204
187,346		Delphi Automotive plc	10,716,191
		TOTAL AUTOMOBILES & COMPONENTS	20,974,395

BANKS - 5.6%
3,629,889	*,e	Banco Espirito Santo S.A.	4,769,585
53,147	*	Essent Group Ltd	1,116,087
1,581,763		Huntington Bancshares, Inc	13,919,515
3,137,716		Keycorp	39,315,581
1,770,011		Regions Financial Corp	17,045,206
348,974		Societe Generale	19,713,368
1,704,193		Synovus Financial Corp	5,538,627
1,860,928		TCF Financial Corp	28,248,887
2,827,266		Wells Fargo & Co	120,695,986
		TOTAL BANKS	250,362,842

CAPITAL GOODS - 7.5%
68,785		Boeing Co	8,976,442
721,455	*	Foster Wheeler AG.	19,472,070
297,495		General Dynamics Corp	25,771,992
6,635,163		General Electric Co	173,443,161
779,904	e	Joy Global, Inc	44,259,552
88,065		L-3 Communications Holdings, Inc	8,846,129
200,533	*,e	Polypore International, Inc	9,064,092
397,956		SPX Corp	36,098,589
269,210		Textron, Inc	7,750,556
		TOTAL CAPITAL GOODS	333,682,583

COMMERCIAL & PROFESSIONAL SERVICES - 0.4%
404,674	e	ADT Corp	17,550,711
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	17,550,711

CONSUMER DURABLES & APPAREL - 1.9%
664,992	*	CROCS, Inc	8,099,603
184,075	*,e	Deckers Outdoor Corp	12,669,882
605,738	e	Hasbro, Inc	31,286,368
570,196	*	Jarden Corp	31,566,050
		TOTAL CONSUMER DURABLES & APPAREL	83,621,903

CONSUMER SERVICES - 2.2%
865,355		Carnival Corp	29,984,551
416,768		Interval Leisure Group, Inc	10,114,959
271,239		Las Vegas Sands Corp	19,046,403
26

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

537,611	*	Penn National Gaming, Inc	$31,455,619
187,121		Six Flags Entertainment Corp	7,037,621
		TOTAL CONSUMER SERVICES	97,639,153

DIVERSIFIED FINANCIALS - 8.9%
330,150		Apollo Management LP	10,650,639
3,885,736		Bank of America Corp	54,244,875
662,622		Blackstone Group LP	17,413,706
111,516		Capital One Financial Corp	7,657,804
1,859,655		Citigroup, Inc	90,713,971
273,481		Goldman Sachs Group, Inc	43,992,154
807,617		JPMorgan Chase & Co	41,624,580
719,490		Legg Mason, Inc	27,678,780
1,599,940		Morgan Stanley	45,966,276
775,576		State Street Corp	54,344,610
		TOTAL DIVERSIFIED FINANCIALS	394,287,395

ENERGY - 15.4%
258,036		Anadarko Petroleum Corp	24,588,250
311,047	*	Antero Resources Corp	17,571,045
794,973		Baker Hughes, Inc	46,179,982
516,304		Chesapeake Energy Corp	14,435,860
695,363		Chevron Corp	83,415,746
516,716	*	Cobalt International Energy, Inc	11,992,978
729,197		ConocoPhillips	53,450,140
299,232		Devon Energy Corp	18,917,447
272,493	*	Dresser-Rand Group, Inc	16,559,400
1,802,756	e	EXCO Resources, Inc	9,752,910
1,315,815		Exxon Mobil Corp	117,923,340
267,026		Hess Corp	21,682,511
1,303,549	*	Kodiak Oil & Gas Corp	16,907,031
357,038		Marathon Oil Corp	12,589,160
925,569	*	Matador Resources Co	17,039,725
132,072		Nabors Industries Ltd	2,308,619
464,866		Occidental Petroleum Corp	44,664,325
170,935		Phillips 66	11,013,342
314,387	*	Southwestern Energy Co	11,701,484
708,706		Spectra Energy Corp	25,208,672
4,304,110		Tailsman Energy, Inc	53,715,293
1,865,981	*	Weatherford International Ltd	30,676,728
688,362		Williams Cos, Inc	24,581,407
		TOTAL ENERGY	686,875,395

FOOD & STAPLES RETAILING - 1.3%
176,685	e	Cia Brasileira de Distribuicao Grupo Pao de Acucar (ADR)	8,908,458
394,854		CVS Corp	24,583,610
433,122		Walgreen Co	25,658,147
		TOTAL FOOD & STAPLES RETAILING	59,150,215

FOOD, BEVERAGE & TOBACCO - 1.4%
116,383		Groupe Danone	8,619,808
785,596		Mondelez International, Inc	26,427,449
27

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

81,067	e	Remy Cointreau S.A.	$7,985,223
372,345		SABMiller plc	19,414,347
		TOTAL FOOD, BEVERAGE & TOBACCO	62,446,827

HEALTH CARE EQUIPMENT & SERVICES - 5.0%
508,722		Abbott Laboratories	18,593,789
1,011,827	*	Boston Scientific Corp	11,828,258
534,986		Covidien plc	34,297,952
659,659	*	Express Scripts Holding Co	41,241,881
1,222,494	*	Hologic, Inc	27,371,641
619,100	*	Olympus Corp	19,805,878
884,270		UnitedHealth Group, Inc	60,360,270
132,587		WellPoint, Inc	11,243,378
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	224,743,047

HOUSEHOLD & PERSONAL PRODUCTS - 2.8%
1,431,072		Avon Products, Inc	25,043,760
167,378		Beiersdorf AG.	15,960,058
55,072		L’Oreal S.A.	9,403,362
905,387		Procter & Gamble Co	73,110,000
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	123,517,180

INSURANCE - 7.1%
436,582		ACE Ltd	41,667,386
409,869		Allstate Corp	21,747,649
768,302		American International Group, Inc	39,682,798
466,970	*	Berkshire Hathaway, Inc (Class B)	53,738,908
1,030,087		Hartford Financial Services Group, Inc	34,713,932
479,029		Marsh & McLennan Cos, Inc	21,939,528
718,431		Metlife, Inc	33,988,971
491,310		Principal Financial Group	23,317,573
274,887		Prudential Financial, Inc	22,373,053
290,494		Travelers Cos, Inc	25,069,632
		TOTAL INSURANCE	318,239,430

MATERIALS - 3.3%
142,414		Akzo Nobel NV	10,338,455
417,276		Axiall Corp	16,227,864
355,123		Celanese Corp (Series A)	19,890,439
1,578,528	e	Cliffs Natural Resources, Inc	40,536,599
644,523	*	Constellium NV	11,904,340
544,123		Freeport-McMoRan Copper & Gold, Inc (Class B)	20,001,962
477,581		PolyOne Corp	14,470,704
89,140	e	Wacker Chemie AG.	8,370,957
363,490	e	Walter Energy, Inc	5,775,856
		TOTAL MATERIALS	147,517,176

MEDIA - 1.6%
145,233		Time Warner Cable, Inc	17,449,745
499,708		Time Warner, Inc	34,349,928
282,184	*	Tribune Co	18,892,219
		TOTAL MEDIA	70,691,892
28

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.2%
133,177		Bayer AG.	$16,520,903
1,411,055	*	Biovitrum AB	13,487,244
5,355	*,e	Foundation Medicine, Inc	170,717
1,340,579		Johnson & Johnson	124,151,021
110,223	*	Medivation, Inc	6,597,949
1,600,358		Merck & Co, Inc	72,160,142
316,591	*	Mylan Laboratories, Inc	11,989,301
219,925		Novartis AG. (ADR)	17,055,184
1,913,996		Pfizer, Inc	58,721,398
190,402		Sanofi-Aventis	20,301,256
735,937		Zoetis Inc	23,299,765
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	364,454,880

REAL ESTATE - 2.7%
497,319	*	Forest City Enterprises, Inc (Class A)	10,075,683
261,460		Liberty Property Trust	9,723,698
373,187		Mack-Cali Realty Corp	7,672,725
174,569		Potlatch Corp	7,127,652
509,388	*	Realogy Holdings Corp	20,956,222
133,568		Simon Property Group, Inc	20,642,934
177,255		SL Green Realty Corp	16,763,005
601,537		Starwood Property Trust, Inc	15,453,486
146,773		Vornado Realty Trust	13,071,603
		TOTAL REAL ESTATE	121,487,008

RETAILING - 2.4%
159,186		Abercrombie & Fitch Co (Class A)	5,966,291
529,547		Best Buy Co, Inc	22,664,612
235,190	*,e	Conn’s, Inc	14,214,884
289,769		Expedia, Inc	17,061,599
1,122,045	*	Groupon, Inc	10,244,271
17,745,948	e	Hengdeli Holdings Ltd	4,212,029
638,424	*,e	JC Penney Co, Inc	4,788,180
2,056,500		Lifestyle International Holdings Ltd	4,482,761
100,900	*,e	Lifestyle Properties Development Ltd	20,432
1,477,951		Staples, Inc	23,824,570
		TOTAL RETAILING	107,479,629

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
381,135		Broadcom Corp (Class A)	10,183,927
1,074,314	*,e	Freescale Semiconductor Holdings Ltd	16,587,408
741,030		Intel Corp	18,103,363
363,412	*	International Rectifier Corp	9,463,248
286,861	*	Lam Research Corp	15,556,472
2,700,732	*	ON Semiconductor Corp	19,067,168
689,252	*	Semtech Corp	21,442,630
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	110,404,216
29

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

SOFTWARE & SERVICES - 3.2%
116,615		DST Systems, Inc	$9,885,454
290,013	*	eBay, Inc	15,286,585
1,145,456		Microsoft Corp	40,491,870
301,024	*	Rackspace Hosting, Inc	15,421,460
170,651	*	Sina Corp	14,259,598
406,621	*	Teradata Corp	17,919,787
156,825	*,e	VistaPrint Ltd	8,476,391
656,565	*	Yahoo!, Inc	21,620,685
		TOTAL SOFTWARE & SERVICES	143,361,830

TECHNOLOGY HARDWARE & EQUIPMENT - 4.8%
106,184		Apple, Inc	55,465,212
343,530	*	Ciena Corp	7,993,943
2,231,983		Cisco Systems, Inc	50,219,618
460,738		Corning, Inc	7,874,012
403,718		EMC Corp	9,717,492
1,142,970		Hewlett-Packard Co	27,854,179
719,006	*	JDS Uniphase Corp	9,411,789
479,931	*	Juniper Networks, Inc	8,945,914
4,929,370	*	Nokia Oyj	37,611,093
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	215,093,252

TELECOMMUNICATION SERVICES - 3.8%
3,069,326		AT&T, Inc	111,109,601
742,673	*	Level 3 Communications, Inc	22,688,660
501,384		Telephone & Data Systems, Inc	15,633,153
4,971,806		Vodafone Group plc	18,210,518
		TOTAL TELECOMMUNICATION SERVICES	167,641,932

TRANSPORTATION - 2.8%
6,554,000		Air China Ltd	4,470,681
2,373,501	*,b,e	AMR Corp	17,445,232
675,431		Con-Way, Inc	27,827,757
294,744		FedEx Corp	38,611,464
912,065	*	Hertz Global Holdings, Inc	20,941,012
303,690	*	UAL Corp	10,310,276
361,499		UTI Worldwide, Inc	5,494,785
		TOTAL TRANSPORTATION	125,101,207

UTILITIES - 4.0%
908,278	*	Calpine Corp	18,319,967
892,006		Centerpoint Energy, Inc	21,943,348
322,397		Consolidated Edison, Inc	18,769,953
314,871		Duke Energy Corp	22,585,697
238,223		Edison International	11,680,074
367,189		Entergy Corp	23,764,472
464,136		Exelon Corp	13,246,441
213,424		FirstEnergy Corp	8,082,367
122,041		NextEra Energy, Inc	10,342,975
246,749		NRG Energy, Inc	7,039,749
22,366	*	Pattern Energy Group, Inc	507,261
30

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

253,985		PG&E Corp			$10,629,272
128,005		Sempra Energy			11,666,376
		TOTAL UTILITIES			178,577,952

		TOTAL COMMON STOCKS			4,424,902,050
		(Cost $3,670,751,084)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 4.8%
GOVERNMENT AGENCY DEBT - 0.3%
$15,000,000		Federal Home Loan Bank (FHLB)	0.045%	12/06/13	14,999,344
					14,999,344

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 4.5%
198,798,936	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			198,798,936
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			198,798,936
		TOTAL SHORT-TERM INVESTMENTS			213,798,280
		(Cost $213,798,280)

		TOTAL INVESTMENTS - 104.1%			4,638,700,330
		(Cost $3,884,549,364)
		OTHER ASSETS & LIABILITIES, NET - (4.1)%			(181,454,475)
		NET ASSETS - 100.0%			$4,457,245,855

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing.
a	Affiliated holding.
b	In bankruptcy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $193,070,664.
31

TIAA-CREF FUNDS - Mid-Cap Growth Fund

TIAA-CREF FUNDS
MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2013

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.8%

AUTOMOBILES & COMPONENTS - 2.4%
355,633		Delphi Automotive plc	$20,342,208
235,687		Harley-Davidson, Inc	15,093,395
50,000	*	Tesla Motors, Inc	7,997,000
		TOTAL AUTOMOBILES & COMPONENTS	43,432,603

BANKS - 0.0%
21,274	*	Essent Group Ltd	446,754
		TOTAL BANKS	446,754

CAPITAL GOODS - 9.0%
419,238		Ametek, Inc	20,052,153
208,264		Chicago Bridge & Iron Co NV	15,430,280
103,240		Crane Co	6,555,740
212,811		Flowserve Corp	14,783,980
287,333		Fortune Brands Home & Security, Inc	12,378,306
200,000		Generac Holdings, Inc	9,870,000
286,434		Ingersoll-Rand plc	19,342,888
34,726	*	Middleby Corp	7,905,374
71,373		Parker Hannifin Corp	8,330,656
147,164	*,z	Proto Labs, Inc	12,341,173
148,712		Rockwell Automation, Inc	16,419,292
177,258		Roper Industries, Inc	22,478,087
		TOTAL CAPITAL GOODS	165,887,929

COMMERCIAL & PROFESSIONAL SERVICES - 1.8%
115,650	*	Stericycle, Inc	13,438,530
282,902	*	Verisk Analytics, Inc	19,384,445
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	32,822,975

CONSUMER DURABLES & APPAREL - 8.5%
150,037	*,e	Deckers Outdoor Corp	10,327,047
260,000		Hasbro, Inc	13,429,000
410,552	*	Jarden Corp	22,728,159
229,424	*	Michael Kors Holdings Ltd	17,654,177
7,430	*	NVR, Inc	6,815,688
112,546		Phillips-Van Heusen Corp	14,019,855
92,090		Polaris Industries, Inc	12,059,185
872,284		Pulte Homes, Inc	15,395,812
647,689	*	TRI Pointe Homes, Inc	10,311,209
136,828		Tupperware Corp	12,266,630
56,000		VF Corp	12,040,000
66,792		Whirlpool Corp	9,752,300
		TOTAL CONSUMER DURABLES & APPAREL	156,799,062
32

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

CONSUMER SERVICES - 1.6%
241,028	*	Chuy’s Holdings, Inc	$9,062,653
337,396	*	Del Frisco’s Restaurant Group, Inc	6,106,868
128,828	*	Penn National Gaming, Inc	7,537,726
144,657		Sotheby’s (Class A)	7,507,698
		TOTAL CONSUMER SERVICES	30,214,945

DIVERSIFIED FINANCIALS - 7.5%
70,556	*	Affiliated Managers Group, Inc	13,930,577
214,281		Financial Engines, Inc	11,971,879
72,414	*	IntercontinentalExchange, Inc	13,956,350
461,486	e	iShares Russell Midcap Growth Index Fund	37,015,792
377,374		Lazard Ltd (Class A)	14,585,505
248,471		Moody’s Corp	17,556,961
235,173	*	Portfolio Recovery Associates, Inc	13,981,035
206,707		T Rowe Price Group, Inc	16,001,189
		TOTAL DIVERSIFIED FINANCIALS	138,999,288

ENERGY - 6.2%
37,230	*	Antero Resources Corp	2,103,123
342,258		Cabot Oil & Gas Corp	12,088,553
246,478	*,z	Cheniere Energy, Inc	9,809,824
339,367	*	Cobalt International Energy, Inc	7,876,708
122,331	*	Concho Resources, Inc	13,531,032
239,297	e	Crescent Point Energy Corp	9,292,798
542,972	*	Denbury Resources, Inc	10,311,038
152,000		Oceaneering International, Inc	13,053,760
96,020		Pioneer Natural Resources Co	19,662,975
209,562		Range Resources Corp	15,865,939
		TOTAL ENERGY	113,595,750

FOOD, BEVERAGE & TOBACCO - 3.7%
252,188	*	Constellation Brands, Inc (Class A)	16,467,876
90,305	*,e	Green Mountain Coffee Roasters, Inc	5,672,057
131,820	*	Hain Celestial Group, Inc	10,971,379
188,769		Hershey Co	18,733,436
275,528		Lorillard, Inc	14,054,683
30,072		Remy Cointreau S.A.	2,962,138
		TOTAL FOOD, BEVERAGE & TOBACCO	68,861,569

HEALTH CARE EQUIPMENT & SERVICES - 3.5%
359,441	*	Acadia Healthcare Co, Inc	15,585,362
311,322	*	Catamaran Corp	14,619,681
380,892	*	Cerner Corp	21,341,379
113,500	*	Pediatrix Medical Group, Inc	12,373,770
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	63,920,192

HOUSEHOLD & PERSONAL PRODUCTS - 0.7%
105,546		Nu Skin Enterprises, Inc (Class A)	12,341,494
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	12,341,494
33

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

INSURANCE - 0.8%
371,996		Validus Holdings Ltd	$14,686,402
		TOTAL INSURANCE	14,686,402

MATERIALS - 3.6%
220,000		Aptargroup, Inc	14,115,200
270,757		Axiall Corp	10,529,740
613,935	*	Calgon Carbon Corp	12,248,003
115,646		Ecolab, Inc	12,258,476
94,135		Sherwin-Williams Co	17,697,380
		TOTAL MATERIALS	66,848,799

MEDIA - 3.4%
178,043	*	Discovery Communications, Inc (Class A)	15,831,584
834,915		Interpublic Group of Cos, Inc	14,026,572
192,710	*	Liberty Global plc (Class A)	15,102,683
191,526		McGraw-Hill Cos, Inc	13,345,532
472,908	*	SFX Entertainment, Inc	4,057,550
		TOTAL MEDIA	62,363,921

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 10.0%
116,121	*	Actavis plc	17,949,984
239,913		Agilent Technologies, Inc	12,177,984
235,930	*	Alexion Pharmaceuticals, Inc	29,007,593
146,071	*	BioMarin Pharmaceuticals, Inc	9,176,180
84,566	*,e	Illumina, Inc	7,907,767
95,279	*	Intercept Pharmaceuticals, Inc	5,167,933
356,788	*	Mylan Laboratories, Inc	13,511,562
206,642	*	NPS Pharmaceuticals, Inc	5,947,157
91,084		Perrigo Co	12,559,573
217,779	e	Questcor Pharmaceuticals, Inc	13,365,097
220,890	*	Salix Pharmaceuticals Ltd	15,848,858
247,393	*,e	Theravance, Inc	9,064,479
146,551	*	Vertex Pharmaceuticals, Inc	10,454,948
700,807		Zoetis Inc	22,187,550
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	184,326,665

RETAILING - 10.8%
27,419	*	AutoZone, Inc	11,918,765
159,993	*	Bed Bath & Beyond, Inc	12,370,659
220,801	*	Carmax, Inc	10,375,439
272,831	*,e	Conn’s, Inc	16,489,906
161,575	*	Dollar Tree, Inc	9,435,980
241,775		GNC Holdings, Inc	14,221,205
1,078,253	*	Groupon, Inc	9,844,450
246,732	*,e	HomeAway, Inc	7,315,604
472,894	*	LKQ Corp	15,619,689
36,202	*	NetFlix, Inc	11,674,421
152,839	*	O’Reilly Automotive, Inc	18,922,997
34

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

290,341		Ross Stores, Inc	$22,457,876
257,498		Tractor Supply Co	18,372,482
149,104	*	Ulta Salon Cosmetics & Fragrance, Inc	19,212,050
		TOTAL RETAILING	198,231,523

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.3%
1,087,465	*	Applied Micro Circuits Corp	12,679,842
331,220		Avago Technologies Ltd	15,047,324
148,350	*	Cree, Inc	9,012,263
237,878	*	Lam Research Corp	12,900,124
318,670	*	NXP Semiconductors NV	13,422,380
354,895		Xilinx, Inc	16,119,331
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	79,181,264

SOFTWARE & SERVICES - 10.0%
65,348	*,e	Alliance Data Systems Corp	15,491,397
356,276	*	Aspen Technology, Inc	13,620,431
107,247	*,z	Commvault Systems, Inc	8,373,846
7,755	*	Criteo S.A. (ADR)	273,829
281,128	*	Guidewire Software, Inc	14,258,812
155,172	*	Infoblox, Inc	6,897,395
113,210	*,z	LinkedIn Corp	25,321,681
560,220	*,z	QLIK Technologies, Inc	14,195,975
185,051	*	ServiceNow, Inc	10,105,635
155,827	*	Splunk, Inc	9,771,911
87,356	*	Tableau Software, Inc	5,368,900
315,000	*	TIBCO Software, Inc	7,736,400
554,993	*	TiVo, Inc	7,375,857
488,304	*	Vantiv, Inc	13,428,360
162,082	*,e	VistaPrint Ltd	8,760,532
107,073	*	Workday, Inc	8,016,555
115,681	*,z	Yelp, Inc	7,837,388
83,890	*,e	Zillow, Inc	6,680,161
		TOTAL SOFTWARE & SERVICES	183,515,065

TECHNOLOGY HARDWARE & EQUIPMENT - 4.6%
494,802	*,z	Ciena Corp	11,514,042
189,278	*	F5 Networks, Inc	15,428,050
700,000	*	Infinera Corp	7,147,000
915,608	*	JDS Uniphase Corp	11,985,309
306,865	*	NCR Corp	11,215,916
428,648		NetApp, Inc	16,635,829
100,200	*,e,z	Stratasys Ltd	11,345,646
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	85,271,792

TELECOMMUNICATION SERVICES - 2.4%
318,498	*	Crown Castle International Corp	24,212,218
227,910	*	SBA Communications Corp (Class A)	19,935,288
		TOTAL TELECOMMUNICATION SERVICES	44,147,506
35

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

TRANSPORTATION - 3.0%
562,131		Delta Air Lines, Inc	$14,829,016
214,133		Expeditors International of Washington, Inc	9,698,083
597,402	*	Hertz Global Holdings, Inc	13,716,350
194,495		J.B. Hunt Transport Services, Inc	14,592,960
		TOTAL TRANSPORTATION	52,836,409

		TOTAL COMMON STOCKS	1,798,731,907
		(Cost $1,409,338,286)

PURCHASED OPTIONS - 0.0%

AUTOMOBILES & COMPONENTS - 0.0%
50,000	z	Tesla Motors, Inc	390,000
		TOTAL AUTOMOBILES & COMPONENTS	390,000

		TOTAL PURCHASED OPTIONS	390,000
		(Cost $452,000)

SHORT-TERM INVESTMENTS - 6.7%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 6.7%
122,450,941	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	122,450,941
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	122,450,941
		TOTAL SHORT-TERM INVESTMENTS	122,450,941
		(Cost $122,450,941)

		TOTAL INVESTMENTS - 104.5%	1,921,572,848
		(Cost $1,532,241,227)
		OTHER ASSETS & LIABILITIES, NET - (4.5)%	(81,795,694)
		NET ASSETS - 100.0%	$1,839,777,154

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $119,544,939.
z	All or a portion of these securities have been segregated to cover margin requirements on open written options contracts.
36

TIAA-CREF FUNDS - Mid-Cap Value Fund

TIAA-CREF FUNDS

MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2013

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.3%

AUTOMOBILES & COMPONENTS - 1.5%
259,593		Autoliv, Inc	$23,163,483
255,000		Lear Corp	19,734,450
147,612		Magna International, Inc - Class A (NY)	12,502,737
183,243	*	TRW Automotive Holdings Corp	13,763,382
		TOTAL AUTOMOBILES & COMPONENTS	69,164,052

BANKS - 7.3%
671,466		BankUnited	20,661,009
890,000	*	CIT Group, Inc	42,862,400
78,165	e	Cullen/Frost Bankers, Inc	5,533,300
300,000		East West Bancorp, Inc	10,107,000
52,904	*	Essent Group Ltd	1,110,984
2,450,000		Fifth Third Bancorp	46,623,500
865,310		First Horizon National Corp	9,215,552
3,450,000		Huntington Bancshares, Inc	30,360,000
3,280,000		Keycorp	41,098,400
231,182	e	M&T Bank Corp	26,014,910
2,799,533		Regions Financial Corp	26,959,503
770,000		SunTrust Banks, Inc	25,902,800
5,103,071		Synovus Financial Corp	16,584,981
1,000,000		TCF Financial Corp	15,180,000
183,243		Zions Bancorporation	5,198,604
		TOTAL BANKS	323,412,943

CAPITAL GOODS - 8.2%
100,000		AGCO Corp	5,838,000
126,601	*	Armstrong World Industries, Inc	6,764,291
205,000		Chicago Bridge & Iron Co NV	15,188,450
315,000		Exelis, Inc	5,194,350
244,323		Fortune Brands Home & Security, Inc	10,525,435
520,000	*	Foster Wheeler AG.	14,034,800
129,288		Hubbell, Inc (Class B)	13,903,631
215,000		Ingersoll-Rand plc	14,518,950
2,512,848		Invensys plc	20,164,647
447,925		ITT Corp	17,796,060
795,000		KBR, Inc	27,459,300
519,187		Masco Corp	10,970,421
300,000	*,e	Navistar International Corp	10,848,000
305,000	*	Owens Corning, Inc	10,958,650
510,000		Paccar, Inc	28,356,000
61,080		Pall Corp	4,918,162
357,818		Pentair Ltd	24,006,010
36,648		Precision Castparts Corp	9,288,436
150,000		Rockwell Collins, Inc	10,474,500
37

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

155,000		SPX Corp	$14,060,050
274,863	*	Terex Corp	9,606,462
630,000		Textron, Inc	18,137,700
132,342		Triumph Group, Inc	9,482,304
404,156	*	USG Corp	11,037,500
274,863	*	WABCO Holdings, Inc	23,550,262
83,790		Westinghouse Air Brake Technologies Corp	5,462,270
370,000		Xylem, Inc	12,765,000
		TOTAL CAPITAL GOODS	365,309,641

COMMERCIAL & PROFESSIONAL SERVICES - 0.5%
195,000	e	ADT Corp	8,457,150
460,000		Republic Services, Inc	15,396,200
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	23,853,350

CONSUMER DURABLES & APPAREL - 2.0%
800,000		DR Horton, Inc	15,160,000
397,025	*	Jarden Corp	21,979,304
96,711	*	Mohawk Industries, Inc	12,806,471
844,950		Newell Rubbermaid, Inc	25,035,868
15,000	*	NVR, Inc	13,759,800
		TOTAL CONSUMER DURABLES & APPAREL	88,741,443

CONSUMER SERVICES - 1.8%
415,000		Darden Restaurants, Inc	21,384,950
1,374,317	*	Denny’s Corp	8,726,913
325,765		Interval Leisure Group, Inc	7,906,317
300,000		Marriott International, Inc (Class A)	13,524,000
325,765	*	Penn National Gaming, Inc	19,060,510
101,546		Starwood Hotels & Resorts Worldwide, Inc	7,475,816
		TOTAL CONSUMER SERVICES	78,078,506

DIVERSIFIED FINANCIALS - 3.8%
489,000		Ameriprise Financial, Inc	49,164,060
570,087		Blackstone Group LP	14,981,886
252,000		Discover Financial Services	13,073,760
1,250,000	*	E*Trade Financial Corp	21,137,500
875,000		Invesco Ltd	29,531,250
1,000,000		KKR Financial Holdings LLC	9,910,000
286,465		Lazard Ltd (Class A)	11,071,872
453,015		Raymond James Financial, Inc	20,680,135
		TOTAL DIVERSIFIED FINANCIALS	169,550,463

ENERGY - 8.5%
402,115		Anadarko Petroleum Corp	38,317,538
645,000		Baker Hughes, Inc	37,468,050
435,507		Capital Product Partners LP	4,076,346
95,000	*	Concho Resources, Inc	10,507,950
542,092		Consol Energy, Inc	19,786,358
240,000	*	Dresser-Rand Group, Inc	14,584,800
140,000	*	Dril-Quip, Inc	16,438,800
38

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

300,000		Equitable Resources, Inc	$25,683,000
460,000		Gibson Energy, Inc	11,298,710
185,000	*	Hornbeck Offshore Services, Inc	10,224,950
1,050,000	*	Kodiak Oil & Gas Corp	13,618,500
432,655	*	Laredo Petroleum Holdings, Inc	13,745,449
555,000		Noble Energy, Inc	41,586,150
210,000		Oceaneering International, Inc	18,034,800
64,135		Pioneer Natural Resources Co	13,133,565
315,584		Questar Market Resources, Inc	10,433,207
780,000	*	Rowan Cos plc	28,142,400
1,450,000		Talisman Energy, Inc (Toronto)	18,078,934
145,000		Targa Resources Investments, Inc	11,246,200
840,000	*	Weatherford International Ltd	13,809,600
190,000		Williams Cos, Inc	6,784,900
		TOTAL ENERGY	377,000,207

FOOD & STAPLES RETAILING - 0.5%
277,554		Kroger Co	11,890,413
1,832,421	*	Rite Aid Corp	9,766,804
		TOTAL FOOD & STAPLES RETAILING	21,657,217

FOOD, BEVERAGE & TOBACCO - 2.3%
260,000		ConAgra Foods, Inc	8,270,600
435,000		Ingredion, Inc	28,605,600
167,006		Pinnacle Foods, Inc	4,524,193
350,000		Reynolds American, Inc	17,979,500
130,000		Sanderson Farms, Inc	8,217,300
1,220,000		Tyson Foods, Inc (Class A)	33,757,400
		TOTAL FOOD, BEVERAGE & TOBACCO	101,354,593

HEALTH CARE EQUIPMENT & SERVICES - 6.5%
687,158	*	Allscripts Healthcare Solutions, Inc	9,503,395
2,630,000	*	Boston Scientific Corp	30,744,700
400,000		Cardinal Health, Inc	23,464,000
950,000	*	CareFusion Corp	36,831,500
435,200		Cigna Corp	33,501,696
260,000		Healthsouth Corp	9,128,600
1,225,000	*	Hologic, Inc	27,427,750
240,000		Humana, Inc	22,116,000
468,286		Omnicare, Inc	25,825,973
230,000	*	Tenet Healthcare Corp	10,853,700
260,000		Universal Health Services, Inc (Class B)	20,945,600
420,000		Zimmer Holdings, Inc	36,737,400
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	287,080,314

INSURANCE - 8.0%
325,000		ACE Ltd	31,018,000
350,000		Aon plc	27,681,500
285,043	*	Arch Capital Group Ltd	16,521,092
205,000		Assurant, Inc	11,988,400
340,000		Axis Capital Holdings Ltd	16,122,800
134,151		Everest Re Group Ltd	20,624,375
39

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

1,350,000		Hartford Financial Services Group, Inc	$45,495,000
1,030,000	*	Hilltop Holdings, Inc	17,860,200
14,935	*	Markel Corp	7,910,621
630,000		Marsh & McLennan Cos, Inc	28,854,000
230,000		PartnerRe Ltd	23,048,300
432,655		Principal Financial Group	20,533,806
356,304		Progressive Corp	9,253,215
260,000		RenaissanceRe Holdings Ltd	24,364,600
390,204		UnumProvident Corp	12,385,075
285,043		Validus Holdings Ltd	11,253,498
1,035,000		XL Capital Ltd	31,639,950
		TOTAL INSURANCE	356,554,432

MATERIALS - 5.7%
132,342		Albemarle Corp	8,759,717
255,000		Ashland, Inc	23,600,250
205,000		Celanese Corp (Series A)	11,482,050
650,000	e	Cliffs Natural Resources, Inc	16,692,000
300,000	*	Crown Holdings, Inc	13,080,000
239,233		Cytec Industries, Inc	19,877,870
167,000		Eastman Chemical Co	13,157,930
447,925		MeadWestvaco Corp	15,610,186
570,000		Nucor Corp	29,508,900
540,000	*	Owens-Illinois, Inc	17,166,600
155,000		Schweitzer-Mauduit International, Inc	9,591,400
565,000	e	United States Steel Corp	14,062,850
147,612		Westlake Chemical Corp	15,856,481
493,735	*	WR Grace & Co	45,255,750
		TOTAL MATERIALS	253,701,984

MEDIA - 2.6%
230,000		Cablevision Systems Corp (Class A)	3,576,500
120,000		CBS Corp (Class B)	7,096,800
970,000		DISH Network Corp (Class A)	46,754,000
1,530,000		Interpublic Group of Cos, Inc	25,704,000
203,602	*	Madison Square Garden, Inc	12,321,993
270,000	*	Tribune Co	18,076,500
		TOTAL MEDIA	113,529,793

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.7%
40,720	*	Actavis plc	6,294,497
640,000		Agilent Technologies, Inc	32,486,400
618,418	*	Biovitrum AB	5,911,006
223,963	*	Bruker BioSciences Corp	4,580,043
220,000		Lonza Group AG.	19,637,841
463,000	*	Mylan Laboratories, Inc	17,533,810
335,944		PerkinElmer, Inc	12,779,310
355,000	e	Questcor Pharmaceuticals, Inc	21,786,350
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	121,009,257

REAL ESTATE - 9.9%
356,304		American Assets Trust,Inc	11,861,360
670,000		American Capital Agency Corp	14,552,400
40

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

1,600,000		Annaly Capital Management, Inc	$18,864,000
215,000		AvalonBay Communities, Inc	26,885,750
287,000		Boston Properties, Inc	29,704,500
2,000,000		Chimera Investment Corp	6,060,000
276,445	*	Forestar Real Estate Group, Inc	6,173,017
1,099,173		General Growth Properties, Inc	23,335,443
1,445,577		Host Marriott Corp	26,815,453
381,755		Kilroy Realty Corp	20,294,096
768,600		Kimco Realty Corp	16,509,528
240,000		Macerich Co	14,210,400
559,906		Mack-Cali Realty Corp	11,511,667
1,750,000		MFA Mortgage Investments, Inc	12,967,500
510,000		Pennsylvania REIT	9,246,300
940,000		Prologis, Inc	37,553,000
178,153		Regency Centers Corp	9,203,384
303,368		SL Green Realty Corp	28,689,512
600,000		Starwood Property Trust, Inc	15,414,000
235,000		Tanger Factory Outlet Centers, Inc	8,189,750
104,855		Taubman Centers, Inc	6,898,410
1,040,000		Two Harbors Investment Corp	9,703,200
200,000		Ventas, Inc	13,048,000
453,015		Vornado Realty Trust	40,345,516
640,000		Weingarten Realty Investors	20,307,200
		TOTAL REAL ESTATE	438,343,386

RETAILING - 3.3%
505,000	*	Ann Taylor Stores Corp	17,856,800
690,000		Best Buy Co, Inc	29,532,000
1,230,000	*	Liberty Interactive Corp	33,160,800
340,000		Macy’s, Inc	15,677,400
788,959	e	OfficeMax, Inc	11,818,606
183,243		Signet Jewelers Ltd	13,680,922
1,476,117		Staples, Inc	23,795,006
		TOTAL RETAILING	145,521,534

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.3%
198,512		Analog Devices, Inc	9,786,642
1,075,000		Applied Materials, Inc	19,188,750
360,000		Avago Technologies Ltd	16,354,800
1,270,000	*	Fairchild Semiconductor International, Inc	16,090,900
475,000	*,e	Freescale Semiconductor Holdings Ltd	7,334,000
380,000	*	Lam Research Corp	20,607,400
1,400,000		Marvell Technology Group Ltd	16,800,000
1,883,322	*	Micron Technology, Inc	33,297,133
800,000		Nvidia Corp	12,144,000
335,000	*	NXP Semiconductors NV	14,110,200
1,240,000	*	ON Semiconductor Corp	8,754,400
351,214	*,e	Teradyne, Inc	6,142,733
195,000		Xilinx, Inc	8,856,900
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	189,467,858
41

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

SOFTWARE & SERVICES - 2.4%
41,000	*,e	Alliance Data Systems Corp	$9,719,460
620,000		CA, Inc	19,691,200
1,119,814		Earthlink, Inc	5,666,259
1,360,000		Symantec Corp	30,926,400
1,200,000		Western Union Co	20,424,000
615,898	*	Yahoo!, Inc	20,281,521
		TOTAL SOFTWARE & SERVICES	106,708,840

TECHNOLOGY HARDWARE & EQUIPMENT - 4.0%
434,386	*	Arrow Electronics, Inc	20,859,216
1,018,012	*	Brocade Communications Systems, Inc	8,164,456
480,000	*,e	Ciena Corp	11,169,600
1,450,000	*	JDS Uniphase Corp	18,980,500
900,000	*	Juniper Networks, Inc	16,776,000
410,000		NetApp, Inc	15,912,100
150,000		SanDisk Corp	10,425,000
310,000		Seagate Technology, Inc	15,090,800
500,000		Tyco Electronics Ltd	25,745,000
3,500,000		Xerox Corp	34,790,000
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	177,912,672

TELECOMMUNICATION SERVICES - 0.5%
320,675		Telephone & Data Systems, Inc	9,998,647
356,304	*	tw telecom inc (Class A)	11,230,702
		TOTAL TELECOMMUNICATION SERVICES	21,229,349

TRANSPORTATION - 2.3%
150,000		Alaska Air Group, Inc	10,599,000
232,946		Costamare, Inc	4,325,807
407,205		CSX Corp	10,611,763
1,135,000		Delta Air Lines, Inc	29,941,300
725,000	*	Diana Shipping, Inc	8,221,500
447,925	*	Hertz Global Holdings, Inc	10,284,358
101,802		Kansas City Southern Industries, Inc	12,370,979
365,000	*	UAL Corp	12,391,750
		TOTAL TRANSPORTATION	98,746,457

UTILITIES - 10.7%
359,000		American Water Works Co, Inc	15,390,330
671,888	*	Calpine Corp	13,551,981
1,401,803		Centerpoint Energy, Inc	34,484,354
760,000		CMS Energy Corp	20,869,600
470,000		DTE Energy Co	32,495,800
794,060		Edison International	38,932,762
167,972		National Fuel Gas Co	12,018,397
775,057		NiSource, Inc	24,429,797
335,159		Northeast Utilities	14,374,969
381,755		NorthWestern Corp	17,499,649
610,807		NRG Energy, Inc	17,426,324
476,020		NV Energy, Inc	11,300,715
730,000		OGE Energy Corp	26,937,000
42

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

100,000		Oneok, Inc			$5,650,000
311,593		PG&E Corp			13,040,167
1,180,000		PPL Corp			36,143,400
1,020,000		Public Service Enterprise Group, Inc			34,170,000
366,484		Questar Corp			8,671,011
555,000		Sempra Energy			50,582,700
310,000		UIL Holdings Corp			11,941,200
1,240,000		Xcel Energy, Inc			35,786,400
		TOTAL UTILITIES			475,696,556

		TOTAL COMMON STOCKS			4,403,624,847
		(Cost $3,264,705,276)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 3.5%
GOVERNMENT AGENCY DEBT - 0.7%
$15,000,000		Federal Home Loan Bank (FHLB)	0.030%	11/13/13	14,999,850
15,000,000		Federal Home Loan Bank (FHLB)	0.045	12/06/13	14,999,344
					29,999,194
TREASURY DEBT - 0.2%
2,400,000		United States Treasury Bill	0.047	12/19/13	2,399,849
8,600,000		United States Treasury Bill	0.070	01/30/14	8,599,191
					10,999,040

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.6%
117,563,395	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			117,563,395
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			117,563,395
		TOTAL SHORT-TERM INVESTMENTS			158,561,629
		(Cost $158,560,933)

		TOTAL INVESTMENTS - 102.8%			4,562,186,476
		(Cost $3,423,266,209)
		OTHER ASSETS & LIABILITIES, NET - (2.8)%			(125,809,731)
		NET ASSETS - 100.0%			$4,436,376,745

		Abbreviation(s):
		REIT Real Estate Investment Trust

	*	Non-income producing.
	c	Investments made with cash collateral received from securities on loan.
	e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $115,665,544.
43

TIAA-CREF FUNDS - Small-Cap Equity Fund

TIAA-CREF FUNDS

SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2013

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.2%

AUTOMOBILES & COMPONENTS - 1.3%
421,191		Dana Holding Corp	$8,255,344
33,180		Lear Corp	2,567,800
202,630		Superior Industries International, Inc	3,799,312
291,874	*	Tenneco, Inc	15,489,753
		TOTAL AUTOMOBILES & COMPONENTS	30,112,209

BANKS - 8.2%
645,611		Brookline Bancorp, Inc	5,726,570
936,620		Capitol Federal Financial	11,866,975
283,005		Columbia Banking System, Inc	7,270,399
180,842		Community Bank System, Inc	6,566,373
893,311		FirstMerit Corp	20,063,765
618,161		Home Loan Servicing Solutions Ltd	14,594,781
717,562		National Penn Bancshares, Inc	7,441,118
134,140	*	Ocwen Financial Corp	7,542,692
328,614		Oritani Financial Corp	5,330,119
376,100		PrivateBancorp, Inc	9,161,796
278,993		Prosperity Bancshares, Inc	17,423,113
551,241		Provident Financial Services, Inc	10,330,256
690,970	e	Radian Group, Inc	10,067,433
1,000,400		Susquehanna Bancshares, Inc	11,789,714
175,588	*	SVB Financial Group	16,817,819
939,708	e	Umpqua Holdings Corp	15,383,020
232,380		Webster Financial Corp	6,481,078
180,810		Wintrust Financial Corp	7,867,043
		TOTAL BANKS	191,724,064

CAPITAL GOODS - 9.3%
156,030		Acuity Brands, Inc	15,682,575
156,850		Alliant Techsystems, Inc	17,076,259
45,269		Ampco-Pittsburgh Corp	833,402
261,300		Applied Industrial Technologies, Inc	12,362,103
175,251		Brady Corp (Class A)	5,115,577
314,553		Comfort Systems USA, Inc	5,860,122
110,485		Cubic Corp	5,800,462
223,089		Curtiss-Wright Corp	11,105,370
25,458	*	DXP Enterprises, Inc	2,339,590
168,510	*	Dycom Industries, Inc	4,996,322
206,593		EnerSys	13,707,446
837,570		Exelis, Inc	13,811,529
504,721	*	Federal Signal Corp	6,909,630
80,997		Franklin Electric Co, Inc	3,065,736
46,580		Graco, Inc	3,598,771
158,144		Granite Construction, Inc	5,115,958
44

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

97,851		Kadant, Inc	$3,503,066
101,510		LB Foster Co (Class A)	4,745,593
23,530	e	Lindsay Manufacturing Co	1,788,515
37,367	*	Middleby Corp	8,506,598
102,120	*	Moog, Inc (Class A)	6,099,628
140,200		Mueller Industries, Inc	8,452,658
228,603	*	NCI Building Systems, Inc	3,298,741
312,054		Pike Electric Corp	3,373,304
126,403	*,e	Proto Labs, Inc	10,600,156
172,500	*	Teledyne Technologies, Inc	15,321,450
99,666	*	Trex Co, Inc	6,998,547
160,470	*	WABCO Holdings, Inc	13,749,070
49,000		Watsco, Inc	4,669,210
		TOTAL CAPITAL GOODS	218,487,388

COMMERCIAL & PROFESSIONAL SERVICES - 3.7%
205,478	*	Advisory Board Co	14,095,791
111,179		Corporate Executive Board Co	8,104,949
107,733		Exponent, Inc	8,145,692
339,550	*	Korn/Ferry International	8,081,290
327,301		Rollins, Inc	9,046,600
518,553	*	RPX Corp	9,261,356
362,113	*	TrueBlue, Inc	8,944,191
172,418		Viad Corp	4,603,561
293,230	*	WageWorks, Inc	15,016,308
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	85,299,738

CONSUMER DURABLES & APPAREL - 1.7%
390,679	*,e	Beazer Homes USA, Inc	7,098,637
183,350		Brunswick Corp	8,274,586
434,373	*	CROCS, Inc	5,290,663
68,200	*	iRobot Corp	2,309,934
649,900	*	Standard-Pacific Corp	5,153,707
333,994	*	Steven Madden Ltd	12,250,900
		TOTAL CONSUMER DURABLES & APPAREL	40,378,427

CONSUMER SERVICES - 4.0%
123,497	*	Boyd Gaming Corp	1,304,128
468,900		Hillenbrand, Inc	13,232,358
204,149	*	Hyatt Hotels Corp	9,717,493
465,386	*	Krispy Kreme Doughnuts, Inc	11,290,264
236,080	*	Marriott Vacations Worldwide Corp	11,822,886
472,100	*	MGM Mirage	8,988,784
235,960	*	Multimedia Games, Inc	7,671,060
401,219	*	Orient-Express Hotels Ltd (Class A)	5,340,225
63,682		Papa John’s International, Inc	4,818,817
711,687		Service Corp International	12,817,483
253,000		Texas Roadhouse, Inc (Class A)	6,937,260
		TOTAL CONSUMER SERVICES	93,940,758

DIVERSIFIED FINANCIALS - 3.5%
1,884,204		Apollo Investment Corp	16,072,260
115,322		Financial Engines, Inc	6,443,040
45

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

59,288		Friedman Billings Ramsey Group, Inc (Class A)	$1,462,635
217,639	e	FXCM, Inc	3,567,103
1,400	e	iShares Russell 2000 Index Fund	152,922
674,243		Janus Capital Group, Inc	6,654,779
291,350		MarketAxess Holdings, Inc	19,004,760
231,300	*	Portfolio Recovery Associates, Inc	13,750,785
248,760	e	Prospect Capital Corp	2,820,938
463,613	e	TCP Capital Corp	7,728,429
240,780	*	WisdomTree Investments, Inc	3,346,842
		TOTAL DIVERSIFIED FINANCIALS	81,004,493

ENERGY - 6.2%
255,443	e	Alon USA Energy, Inc	3,085,751
771,800	e	Arch Coal, Inc	3,272,432
227,522		Bristow Group, Inc	18,308,695
114,700		Cimarex Energy Co	12,083,645
268,070		Comstock Resources, Inc	4,586,677
254,002		Delek US Holdings, Inc	6,489,751
160,213		Energy XXI Bermuda Ltd	4,655,790
1,846,717	*,e	Penn Virginia Corp	15,715,562
374,303	*	Renewable Energy Group, Inc	4,083,646
153,937	*	Rosetta Resources, Inc	9,226,984
521,000	e	RPC, Inc	9,555,140
302,384	*	Stone Energy Corp	10,541,106
153,600	*,e	Swift Energy Co	2,107,392
198,462		Targa Resources Investments, Inc	15,392,713
646,729	*	Vaalco Energy, Inc	3,408,262
547,267		W&T Offshore, Inc	10,447,327
194,500	e	Western Refining, Inc	6,276,515
605,500	*	Willbros Group, Inc	5,909,680
		TOTAL ENERGY	145,147,068

FOOD & STAPLES RETAILING - 0.8%
3,258,600	*	Rite Aid Corp	17,368,338
45,532		Weis Markets, Inc	2,329,872
		TOTAL FOOD & STAPLES RETAILING	19,698,210

FOOD, BEVERAGE & TOBACCO - 2.1%
118,466	*,e	Annie’s, Inc	5,597,519
25,590	*,e	Boston Beer Co, Inc (Class A)	5,875,208
124,190	*,e	Diamond Foods, Inc	3,031,478
238,050		Fresh Del Monte Produce, Inc	6,329,749
90,963		J&J Snack Foods Corp	7,783,704
409,366	*	Pilgrim’s Pride Corp	5,800,716
229,965		Sanderson Farms, Inc	14,536,088
		TOTAL FOOD, BEVERAGE & TOBACCO	48,954,462

HEALTH CARE EQUIPMENT & SERVICES - 7.1%
174,870	*	Align Technology, Inc	9,978,082
411,502	*	Amedisys, Inc	6,699,253
515,146	*	AMN Healthcare Services, Inc	6,387,810
46

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

62,833		Analogic Corp	$5,795,088
146,018	*	Arthrocare Corp	5,466,914
136,341		Cantel Medical Corp	4,785,569
20,000	*	Centene Corp	1,123,200
132,804		Computer Programs & Systems, Inc	7,575,140
264,719	*	Cyberonics, Inc	15,290,170
235,613	*	Cynosure, Inc (Class A)	5,091,597
110,757	*	HealthStream, Inc	3,956,240
279,208		Masimo Corp	7,153,309
167,524	*	Medidata Solutions, Inc	18,479,572
66,738	*	MWI Veterinary Supply, Inc	10,587,316
172,490	*	NuVasive, Inc	5,481,732
243,916	*	Omnicell, Inc	5,627,142
377,400	*	Team Health Holdings, Inc	16,394,256
424,974	*	Thoratec Corp	18,354,627
187,633	*	WellCare Health Plans, Inc	12,511,369
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	166,738,386

HOUSEHOLD & PERSONAL PRODUCTS - 0.4%
112,520		Inter Parfums, Inc	3,956,203
191,030	*	Medifast, Inc	4,452,910
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	8,409,113

INSURANCE - 2.6%
33,442		Allied World Assurance Co Holdings Ltd	3,621,434
118,560		American Financial Group, Inc	6,670,186
515,141		Conseco, Inc	8,025,897
209,850		Employers Holdings, Inc	6,310,189
261,851		First American Financial Corp	6,771,467
145,968	e	HCI Group, Inc	6,413,834
143,887		Horace Mann Educators Corp	3,985,670
250,270		Platinum Underwriters Holdings Ltd	15,564,291
207,200	*	Third Point Reinsurance Ltd	3,232,320
		TOTAL INSURANCE	60,595,288

MATERIALS - 5.7%
141,658		Aptargroup, Inc	9,088,777
67,967		Avery Dennison Corp	3,202,605
112,300		Balchem Corp	6,430,298
119,904	*	Boise Cascade Co	3,070,741
329,300	*	Century Aluminum Co	2,858,324
463,680	*	Coeur d’Alene Mines Corp	5,661,533
386,381		Globe Specialty Metals, Inc	6,777,123
146,000		Kaiser Aluminum Corp	9,847,700
245,340		Minerals Technologies, Inc	13,893,604
422,706		Myers Industries, Inc	7,532,621
235,599	*	OM Group, Inc	8,010,366
70,938		Quaker Chemical Corp	5,384,904
504,229	*,e	Resolute Forest Products	8,062,622
196,105	*	RTI International Metals, Inc	6,647,959
275,729		Schnitzer Steel Industries, Inc (Class A)	8,007,170
215,745		Schweitzer-Mauduit International, Inc	13,350,301
47

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

205,614	*	SunCoke Energy, Inc	$4,112,280
254,757		Worthington Industries, Inc	10,327,849
		TOTAL MATERIALS	132,266,777

MEDIA - 1.5%
329,090	*	Digital Generation, Inc	4,162,989
399,577	*	EW Scripps Co (Class A)	7,919,616
535,861	*	Journal Communications, Inc (Class A)	4,474,439
976,380	*	Live Nation, Inc	18,980,827
		TOTAL MEDIA	35,537,871

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.2%
144,100	*,e	Acadia Pharmaceuticals, Inc	3,275,393
298,500	*	Acorda Therapeutics, Inc	9,137,085
148,933	*	AMAG Pharmaceuticals, Inc	4,018,212
874,090	*	Array Biopharma, Inc	4,387,932
289,900	*	Auxilium Pharmaceuticals, Inc	4,989,179
236,704	*,e	Cepheid, Inc	9,638,587
46,190	*,e	Epizyme, Inc	1,770,001
185,700	*,e	Genomic Health, Inc	5,556,144
168,303	*	Impax Laboratories, Inc	3,409,819
61,170	*,e	Isis Pharmaceuticals, Inc	2,035,126
47,160	*	Jazz Pharmaceuticals plc	4,279,298
370,223	*	Medicines Co	12,557,964
37,000	*	Medivation, Inc	2,214,820
69,710	*	NPS Pharmaceuticals, Inc	2,006,254
671,231	*	Orexigen Therapeutics, Inc	3,275,607
327,600	*	Parexel International Corp	14,974,596
50,860	*	Pharmacyclics, Inc	6,034,030
53,499	e	Questcor Pharmaceuticals, Inc	3,283,234
541,908	*	Santarus, Inc	12,642,714
338,600	*	Viropharma, Inc	13,144,452
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	122,630,447

REAL ESTATE - 7.7%
309,696		Chesapeake Lodging Trust	7,299,535
801,144		CubeSmart	14,636,901
636,020		DuPont Fabros Technology, Inc	15,805,097
182,570		EastGroup Properties, Inc	11,622,406
317,442		Extra Space Storage, Inc	14,599,157
533,366		Glimcher Realty Trust	5,467,002
413,684		Government Properties Income Trust	10,114,574
191,553		Home Properties, Inc	11,552,561
179,263		LTC Properties, Inc	7,071,925
191,640		Omega Healthcare Investors, Inc	6,370,114
304,867		Parkway Properties, Inc	5,521,141
117,308		PS Business Parks, Inc	9,559,429
934,677		RAIT Investment Trust	7,056,811
632,307		RLJ Lodging Trust	15,972,075
80,003		Saul Centers, Inc	3,760,141
204,904		Sovran Self Storage, Inc	15,673,107
256,588		Sun Communities, Inc	11,436,127
48

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

555,579		Sunstone Hotel Investors, Inc	$7,361,422
		TOTAL REAL ESTATE	180,879,525

RETAILING - 3.9%
102,150	*	Ann Taylor Stores Corp	3,612,024
104,200	*	Autonation, Inc	5,025,566
281,190		Big 5 Sporting Goods Corp	5,317,303
265,515	*	Children’s Place Retail Stores, Inc	14,494,464
749,799	*	Christopher & Banks Corp	4,326,340
727,470	*	Express Parent LLC	16,884,579
195,700		Finish Line, Inc (Class A)	4,900,328
155,239	*	Five Below, Inc	7,491,834
82,720		GameStop Corp (Class A)	4,534,710
773,953	*	Orbitz Worldwide, Inc	7,151,326
158,899	*	Overstock.com, Inc	3,723,004
311,228		Penske Auto Group, Inc	12,330,853
764,700	*,e	RadioShack Corp	2,148,807
		TOTAL RETAILING	91,941,138

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
250,336	*	Advanced Energy Industries, Inc	5,227,016
158,900	*	Ambarella, Inc	3,265,395
175,665	*	ATMI, Inc	4,802,681
134,721	*	Cavium Networks, Inc	5,430,603
445,480	*,e	Cirrus Logic, Inc	9,992,116
1,365,260	*	Entropic Communications, Inc	5,843,313
36,300	*	Hittite Microwave Corp	2,319,207
1,217,606	*	Integrated Device Technology, Inc	12,955,328
1,730,622	*	Lattice Semiconductor Corp	8,878,091
896,617	*	Rambus, Inc	7,836,433
1,204,666	*	Silicon Image, Inc	6,324,496
118,060	*	Spansion, Inc	1,413,178
150,679		Tessera Technologies, Inc	2,865,915
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	77,153,772

SOFTWARE & SERVICES - 10.0%
475,095	*	Aspen Technology, Inc	18,162,882
225,924	*	Commvault Systems, Inc	17,640,146
249,215	*	Cornerstone OnDemand, Inc	11,805,315
102,100	*	Demandware, Inc	5,048,845
137,843		DST Systems, Inc	11,684,951
112,133		Forrester Research, Inc	4,351,882
205,850	*	Gartner, Inc	12,134,857
421,237	*	Infoblox, Inc	18,723,985
337,535	*	LogMeIn, Inc	10,902,380
178,985	*	Manhattan Associates, Inc	19,063,692
158,073	*,e	Marketo, Inc	5,336,544
416,282		MAXIMUS, Inc	20,168,863
139,883	*	PROS Holdings, Inc	4,944,864
155,510	*	QLIK Technologies, Inc	3,940,623
108,027	*	Rally Software Development Corp	2,898,364
213,200	*	Seachange International, Inc	3,025,308
49

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

60,712	*	Sykes Enterprises, Inc	$1,136,529
139,274		Syntel, Inc	11,955,280
1,133,154	*	TiVo, Inc	15,059,617
196,080	*	Trulia, Inc	7,837,318
99,357	*	Virtusa Corp	3,088,016
447,242	*,e	WebMD Health Corp (Class A)	15,751,863
306,933	*	Xoom Corp	9,131,257
		TOTAL SOFTWARE & SERVICES	233,793,381

TECHNOLOGY HARDWARE & EQUIPMENT - 5.3%
119,512	*	Agilysys, Inc	1,404,266
275,400	*	Aruba Networks, Inc	5,166,504
335,126	*	Audience, Inc	3,827,139
129,660	*	Benchmark Electronics, Inc	2,947,172
462,400	*	Brocade Communications Systems, Inc	3,708,448
565,900	*	Calix Networks, Inc	5,755,203
254,940	*	Cray, Inc	5,700,458
260,937	*	Datalink Corp	2,679,823
204,000	*	Electronics for Imaging, Inc	6,999,240
581,110	*	Extreme Networks, Inc	3,114,750
162,600	*	Finisar Corp	3,741,426
524,963	*	Immersion Corp	6,677,529
834,108	*,e	InvenSense, Inc	14,088,084
82,996		Littelfuse, Inc	7,057,150
198,758	*	Plexus Corp	7,608,456
1,194,324	*	QLogic Corp	14,749,902
2,104,040	*	Sonus Networks, Inc	6,312,120
318,212	*,e	Synaptics, Inc	14,796,858
140,445	e	Ubiquiti Networks, Inc	5,418,368
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	121,752,896

TELECOMMUNICATION SERVICES - 0.4%
843,500	*	8x8, Inc	9,666,510
		TOTAL TELECOMMUNICATION SERVICES	9,666,510

TRANSPORTATION - 2.1%
36,158		Amerco, Inc	7,301,385
307,581		Arkansas Best Corp	8,418,492
289,046		Matson, Inc	7,830,256
715,099	*	Republic Airways Holdings, Inc	8,423,867
788,190	*,e	Swift Transportation Co, Inc	17,174,660
98,090	*,e	YRC Worldwide, Inc	929,893
		TOTAL TRANSPORTATION	50,078,553

UTILITIES - 3.2%
337,960		American States Water Co	9,625,101
405,703		Avista Corp	11,274,486
163,889		Black Hills Corp	8,312,450
264,064		Empire District Electric Co	5,938,799
177,375	*	Genie Energy Ltd	1,832,284
229,589		New Jersey Resources Corp	10,567,982
251,180		NorthWestern Corp	11,514,091
50

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES	COMPANY	RATE	MATURITY DATE	VALUE

151,711	Southwest Gas Corp			$8,231,839
144,274	UNS Energy Corp			7,138,678
	TOTAL UTILITIES			74,435,710

	TOTAL COMMON STOCKS			2,320,626,184
	(Cost $1,766,840,064)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 9.1%
TREASURY DEBT - 0.3%
$7,300,000	d	United States Treasury Bill	0.035%	11/07/13	7,299,957
					7,299,957

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 8.8%
206,556,372	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	206,556,372
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	206,556,372
		TOTAL SHORT-TERM INVESTMENTS	213,856,329
		(Cost $213,856,329)

		TOTAL INVESTMENTS - 108.3%	2,534,482,513
		(Cost $1,980,696,393)
		OTHER ASSETS & LIABILITIES, NET - (8.3)%	(193,122,183)
		NET ASSETS - 100.0%	$2,341,360,330

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of this security has been segregated to cover margin or other requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $203,022,486.
51

TIAA-CREF FUNDS - Social Choice Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2013

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.3%

AUTOMOBILES & COMPONENTS - 1.8%
130		Autoliv, Inc	$11,600
9,838		BorgWarner, Inc	1,014,593
3,000		Delphi Automotive plc	171,600
781,451		Ford Motor Co	13,370,626
66,933		Harley-Davidson, Inc	4,286,389
213,524		Johnson Controls, Inc	9,854,132
8,602	*	Modine Manufacturing Co	114,579
26,269	*	Tenneco, Inc	1,394,096
2,340	*,e	Tesla Motors, Inc	374,260
		TOTAL AUTOMOBILES & COMPONENTS	30,591,875

BANKS - 3.4%
13,100		Associated Banc-Corp	213,006
4,424		Astoria Financial Corp	58,441
6,558		Bank of Hawaii Corp	380,233
283,306		BB&T Corp	9,623,905
5,200		Boston Private Financial Holdings, Inc	59,228
12,500		CapitalSource, Inc	163,500
1,470		Capitol Federal Financial	18,625
1,120		Cardinal Financial Corp	18,480
690		Cathay General Bancorp	16,995
3,446		Centerstate Banks of Florida, Inc	33,978
2,810	*	CIT Group, Inc	135,330
440		Columbia Banking System, Inc	11,304
44,810		Comerica, Inc	1,940,273
242		Commerce Bancshares, Inc	11,134
797		Community Bank System, Inc	28,939
2,109	e	Cullen/Frost Bankers, Inc	149,296
2,540		East West Bancorp, Inc	85,573
715		Federal Agricultural Mortgage Corp (Class C)	25,518
2,880		First Commonwealth Financial Corp	25,027
1,352		First Interstate Bancsystem, Inc	33,949
910		First Merchants Corp	17,108
3,680		First Midwest Bancorp, Inc	61,198
574		First Niagara Financial Group, Inc	6,331
16,679	*	Flagstar Bancorp, Inc	270,367
201		Flushing Financial Corp	4,038
1,130		FNB Corp	14,136
540		Glacier Bancorp, Inc	14,920
1,279		Hancock Holding Co	41,926
36,850		Huntington Bancshares, Inc	324,280
471,301		Keycorp	5,905,401
3,900		Lakeland Bancorp, Inc	44,460
77,670	e	M&T Bank Corp	8,740,205
52

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

4,307		MainSource Financial Group, Inc	$69,860
5,010	*	MGIC Investment Corp	40,781
1,360		National Penn Bancshares, Inc	14,103
310		NBT Bancorp, Inc	7,555
40,135	e	New York Community Bancorp, Inc	650,588
2,082		Northfield Bancorp, Inc	26,920
3,640		Old National Bancorp	52,926
1,877	e	PacWest Bancorp	71,420
120	e	Park National Corp	9,506
2,510		Peoples Bancorp, Inc	56,274
982		People’s United Financial, Inc	14,170
510	*	Pinnacle Financial Partners, Inc	15,810
146,968		PNC Financial Services Group, Inc	10,806,557
43,931	*	Popular, Inc	1,109,258
5,210		PrivateBancorp, Inc	126,916
11,168		Provident Financial Services, Inc	209,288
207,622	e	Radian Group, Inc	3,025,053
1,440	*	Signature Bank	146,621
997		Susquehanna Bancshares, Inc	11,750
6,870	*	SVB Financial Group	658,009
429		TCF Financial Corp	6,512
870	*	Texas Capital Bancshares, Inc	45,283
350		Trustmark Corp	9,506
650	e	Umpqua Holdings Corp	10,640
365,664		US Bancorp	13,661,207
3,230		Webster Financial Corp	90,085
513	e	Westamerica Bancorporation	26,409
1,160	*	Western Alliance Bancorp	24,534
5,660		Wilshire Bancorp, Inc	47,940
230		Wintrust Financial Corp	10,007
10,315		Zions Bancorporation	292,637
		TOTAL BANKS	59,825,229

CAPITAL GOODS - 7.7%
121,795		3M Co	15,327,901
5,778		A.O. Smith Corp	298,434
589		Aceto Corp	9,394
1,450		Acuity Brands, Inc	145,739
2,117	*	Aerovironment, Inc	57,392
137,819		Ametek, Inc	6,591,883
286		Applied Industrial Technologies, Inc	13,531
12,937	*	ArvinMeritor, Inc	88,877
2,565		Astec Industries, Inc	86,723
29,970		Barnes Group, Inc	1,065,134
419	*	Beacon Roofing Supply, Inc	14,543
2,490		Briggs & Stratton Corp	45,667
16,964	*	Builders FirstSource, Inc	125,703
1,630	*	Chart Industries, Inc	175,176
218		Clarcor, Inc	12,749
3,420	*	Colfax Corp	191,383
60,350		Cummins, Inc	7,665,657
158,962		Danaher Corp	11,459,571
53

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

115,484		Deere & Co	$9,451,210
16,301		Dover Corp	1,496,269
95,714		Eaton Corp	6,753,580
1,365		EMCOR Group, Inc	50,587
182,425		Emerson Electric Co	12,217,002
1,790		EnerSys	118,766
600	*	Esterline Technologies Corp	48,096
50,373		Fastenal Co	2,508,575
1,000		Fluor Corp	74,220
300		GATX Corp	15,465
300		Gorman-Rupp Co	12,222
16,191		Graco, Inc	1,250,917
245		Granite Construction, Inc	7,926
1,410	*	H&E Equipment Services, Inc	35,292
1,138		Heico Corp	60,947
4,430	*	Hexcel Corp	187,433
3,902		Houston Wire & Cable Co	54,121
130,492		Illinois Tool Works, Inc	10,281,465
36,662		Ingersoll-Rand plc	2,475,785
500	*	Jacobs Engineering Group, Inc	30,410
880		Joy Global, Inc	49,940
246		Kadant, Inc	8,807
1,785	*	Layne Christensen Co	34,522
6,290		Lincoln Electric Holdings, Inc	435,520
133,099		Masco Corp	2,812,382
149	*	Middleby Corp	33,920
1,639		MSC Industrial Direct Co (Class A)	125,170
415	*	MYR Group, Inc	10,977
37,252		Nordson Corp	2,685,497
45,734	*	Owens Corning, Inc	1,643,223
82,292		Paccar, Inc	4,575,435
10,326		Pall Corp	831,449
9,792		Parker Hannifin Corp	1,142,922
32,920		Pentair Ltd	2,208,603
2,753		Pike Electric Corp	29,760
10,719	*,e	Polypore International, Inc	484,499
44,778		Precision Castparts Corp	11,348,984
29,353	*	Quanta Services, Inc	886,754
25,842		Rockwell Automation, Inc	2,853,215
2,870		Rockwell Collins, Inc	200,412
12,415		Roper Industries, Inc	1,574,346
2,611	*	Rush Enterprises, Inc (Class A)	74,727
3,828		Snap-On, Inc	398,380
58,352	*	Spirit Aerosystems Holdings, Inc (Class A)	1,557,415
2,702	e	TAL International Group, Inc	130,534
28,391		Tennant Co	1,723,050
4,793		Timken Co	253,118
9,840	*	United Rentals, Inc	635,566
1,160		Valmont Industries, Inc	162,980
1,480		W.W. Grainger, Inc	398,076
10,000	*	Wabash National Corp	116,600
9,255	*	WABCO Holdings, Inc	792,968
54

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

145		Watsco, Inc	$13,817
6,425	*	WESCO International, Inc	549,080
18,084		Westinghouse Air Brake Technologies Corp	1,178,896
5,280		Woodward Governor Co	211,675
2,729		Xylem, Inc	94,150
		TOTAL CAPITAL GOODS	132,773,114

COMMERCIAL & PROFESSIONAL SERVICES - 0.6%
540		ABM Industries, Inc	14,855
53,553	*	ACCO Brands Corp	313,285
305		Brink’s Co	9,577
2,628	*	CBIZ, Inc	21,444
970		CDI Corp	15,568
1,690	*	Copart, Inc	54,469
1,360		Corporate Executive Board Co	99,144
650		Covanta Holding Corp	11,160
5,827		Deluxe Corp	274,393
21,668		Dun & Bradstreet Corp	2,357,262
4,720		Equifax, Inc	305,242
400		Heidrick & Struggles International, Inc	7,408
5,092		HNI Corp	197,824
2,370	*	IHS, Inc (Class A)	258,449
1,660	*	Innerworkings, Inc	15,886
5,010		Interface, Inc	101,453
30,633		Iron Mountain, Inc	813,000
1,760		Kelly Services, Inc (Class A)	36,714
590		Knoll, Inc	9,688
690	*	Korn/Ferry International	16,422
7,926		Manpower, Inc	619,021
3,562	*	Mistras Group, Inc	65,398
430	*	Mobile Mini, Inc	15,532
3,470	*	Navigant Consulting, Inc	60,205
970	*	On Assignment, Inc	32,776
3,910	e	R.R. Donnelley & Sons Co	72,609
2,311		Resources Connection, Inc	29,488
42,629		Robert Half International, Inc	1,642,495
4,160	*	RPX Corp	74,298
1,210		Steelcase, Inc (Class A)	19,832
10,180	*	Tetra Tech, Inc	266,003
290		United Stationers, Inc	12,888
457		Viad Corp	12,202
48,574		Waste Management, Inc	2,114,912
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	9,970,902

CONSUMER DURABLES & APPAREL - 1.2%
3,750	e	Blyth, Inc	51,787
5,420	e	Callaway Golf Co	45,691
198		Columbia Sportswear Co	13,240
490	e	Ethan Allen Interiors, Inc	13,054
1,690		Hanesbrands, Inc	115,123
258		Hasbro, Inc	13,326
549	*	Iconix Brand Group, Inc	19,813
55

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

2,550	e	Jakks Pacific, Inc	$16,422
149,431		Mattel, Inc	6,630,253
2,300	*	Meritage Homes Corp	104,397
2,740	*	Mohawk Industries, Inc	362,831
4,860		Movado Group, Inc	226,622
123,484		Nike, Inc (Class B)	9,355,148
5,260		Oxford Industries, Inc	377,510
2,360		Perry Ellis International, Inc	44,864
397		Pool Corp	21,589
6,790		Ryland Group, Inc	272,958
399	*	Tempur-Pedic International, Inc	15,302
4,527		Tupperware Corp	405,845
6,576	*	Under Armour, Inc (Class A)	533,642
4,706	*	Unifi, Inc	114,779
5,591		VF Corp	1,202,065
2,385		Whirlpool Corp	348,234
		TOTAL CONSUMER DURABLES & APPAREL	20,304,495

CONSUMER SERVICES - 2.5%
9,927	*	AFC Enterprises	442,546
1,289		Bob Evans Farms, Inc	73,589
6,640		Brinker International, Inc	294,949
2,070	*	Chipotle Mexican Grill, Inc (Class A)	1,090,828
29,417	e	Choice Hotels International, Inc	1,370,538
20,926		Darden Restaurants, Inc	1,078,317
320		DineEquity, Inc	26,262
5,070		Domino’s Pizza, Inc	339,994
1,850		Dunkin Brands Group, Inc	88,208
359	*	Jack in the Box, Inc	14,604
105,097		Marriott International, Inc (Class A)	4,737,773
160,605		McDonald’s Corp	15,501,595
2,000	*	MGM Mirage	38,080
2,957	*,e	Outerwall, Inc	192,146
725	*	Panera Bread Co (Class A)	114,492
258		Papa John’s International, Inc	19,523
9,050		Royal Caribbean Cruises Ltd	380,462
1,197	*	Ruby Tuesday, Inc	7,098
2,668	*	Sonic Corp	51,492
170,701		Starbucks Corp	13,835,316
36,905		Starwood Hotels & Resorts Worldwide, Inc	2,716,946
2,548		Strayer Education, Inc	100,722
190		Vail Resorts, Inc	13,386
2,545	e	Weight Watchers International, Inc	81,720
		TOTAL CONSUMER SERVICES	42,610,586

DIVERSIFIED FINANCIALS - 7.2%
68,495	*	American Capital Ltd	959,615
178,169		American Express Co	14,574,224
6,020		Ares Capital Corp	104,567
340,621		Bank of New York Mellon Corp	10,831,748
38,135		BlackRock, Inc	11,471,389
2,219		Calamos Asset Management, Inc (Class A)	21,791
56

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

161,492		Capital One Financial Corp	$11,089,656
430		CBOE Holdings, Inc	20,855
406,802		Charles Schwab Corp	9,214,065
90,244		CME Group, Inc	6,697,007
280	e	Cohen & Steers, Inc	10,741
187,463		Discover Financial Services	9,725,580
10,240		Evercore Partners, Inc (Class A)	516,813
177,924		Franklin Resources, Inc	9,582,987
350	*,e	Green Dot Corp	7,511
114		Greenhill & Co, Inc	5,848
25,377	*	IntercontinentalExchange, Inc	4,890,909
350	*	International Assets Holding Corp	7,161
144,528		Invesco Ltd	4,877,820
153	*	Investment Technology Group, Inc	2,451
12,576		Janus Capital Group, Inc	124,125
16,271		Legg Mason, Inc	625,945
7,399		Main Street Capital Corp	224,930
1,293		MCG Capital Corp	6,090
1,847		MVC Capital, Inc	25,544
18,464		Nasdaq Stock Market, Inc	654,180
27,147	*	NewStar Financial, Inc	472,629
148,976		Northern Trust Corp	8,405,226
69,144	e	NYSE Euronext	3,043,719
4,200	*	PHH Corp	101,010
1,500	*	Pico Holdings, Inc	35,220
5,510		Prospect Capital Corp	62,483
3,216	*	Safeguard Scientifics, Inc	56,119
145,622		State Street Corp	10,203,734
5,430	*	SWS Group, Inc	30,571
82,448		T Rowe Price Group, Inc	6,382,300
3,000		TD Ameritrade Holding Corp	81,780
1,690		Triangle Capital Corp	50,294
		TOTAL DIVERSIFIED FINANCIALS	125,198,637

ENERGY - 10.5%
91,772		Apache Corp	8,149,354
4,126	*	Atwood Oceanics, Inc	219,214
18,430	*,e	BPZ Energy, Inc	37,044
75,944	*	Cameron International Corp	4,166,288
2,638	e	CARBO Ceramics, Inc	330,647
5,698	*	Carrizo Oil & Gas, Inc	249,800
40,340	*	Cheniere Energy, Inc	1,605,532
25,871		Cimarex Energy Co	2,725,510
461	*	Clayton Williams Energy, Inc	35,880
66,910	*,e	Clean Energy Fuels Corp	762,105
7,670		Comstock Resources, Inc	131,234
8,230	*	Concho Resources, Inc	910,320
9,187		Contango Oil & Gas Co	393,663
41,637	*,e	Continental Resources, Inc	4,742,454
100		Core Laboratories NV	18,722
5,720		CVR Energy, Inc	227,198
2,655	*	Dawson Geophysical Co	77,632
57

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

2,470		Delek US Holdings, Inc	$63,108
125,605	*	Denbury Resources, Inc	2,385,239
125,345		Devon Energy Corp	7,924,311
1,150		Energen Corp	90,068
70,381		EOG Resources, Inc	12,555,970
86,933		Equitable Resources, Inc	7,442,334
1,665	*	Exterran Holdings, Inc	47,536
73,847	*	FMC Technologies, Inc	3,732,966
1,752	*	Geospace Technologies Corp	170,680
38,130	*	Hercules Offshore, Inc	259,284
106,393		Hess Corp	8,639,112
41,509	*	Hornbeck Offshore Services, Inc	2,294,202
11,291	*	ION Geophysical Corp	52,390
11,770	*	Key Energy Services, Inc	92,041
3,714	*	Kinder Morgan Management LLC	279,759
181,202	*	Kodiak Oil & Gas Corp	2,350,190
218,025		Marathon Oil Corp	7,687,562
115,848		Marathon Petroleum Corp	8,301,668
2,100	*	Matrix Service Co	43,659
129,706		National Oilwell Varco, Inc	10,529,533
1,625	*	Natural Gas Services Group, Inc	45,484
1,410	*	Newpark Resources, Inc	17,978
51,336		Noble Corp	1,935,367
125,686		Noble Energy, Inc	9,417,652
11,580	*,e	Northern Oil And Gas, Inc	190,259
7,740	*	Oasis Petroleum, Inc	412,155
124,403		Occidental Petroleum Corp	11,952,640
10,568		Oceaneering International, Inc	907,580
7,282	*	Oil States International, Inc	791,044
8,658	*	PDC Energy, Inc	587,099
15,633	*	Petroquest Energy, Inc	73,788
127,261		Phillips 66	8,199,426
48,980		Pioneer Natural Resources Co	10,030,124
76,511		Questar Market Resources, Inc	2,529,454
31,505	*,e	Quicksilver Resources, Inc	67,421
36,008		Range Resources Corp	2,726,166
11,132	*	Rex Energy Corp	239,338
79		SEACOR Holdings, Inc	7,726
7,460	*,e	Solazyme, Inc	78,032
92,188	*	Southwestern Energy Co	3,431,237
271,311		Spectra Energy Corp	9,650,532
28,186		St. Mary Land & Exploration Co	2,497,561
21,362	*	Superior Energy Services	573,142
520	*	Tesco Corp	8,934
2,784		Tesoro Corp	136,110
18,885	*,e	Ultra Petroleum Corp	346,729
11,063	*	Unit Corp	568,749
27,670	*	Vantage Drilling Co	49,253
270,264	*	Weatherford International Ltd	4,443,140
89,819	e	Western Refining, Inc	2,898,459
35,462	*	Whiting Petroleum Corp	2,372,053
126,300		Williams Cos, Inc	4,510,173
		TOTAL ENERGY	181,419,014
58

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

FOOD & STAPLES RETAILING - 1.1%
3,418		Casey’s General Stores, Inc	$249,104
278		Harris Teeter Supermarkets, Inc	13,711
103,020		Kroger Co	4,413,377
970		Pricesmart, Inc	110,376
88,945		Safeway, Inc	3,104,180
4,686		Spartan Stores, Inc	110,262
233,722		Sysco Corp	7,558,569
580		Weis Markets, Inc	29,679
51,382		Whole Foods Market, Inc	3,243,746
		TOTAL FOOD & STAPLES RETAILING	18,833,004

FOOD, BEVERAGE & TOBACCO - 3.6%
4,420		Bunge Ltd	363,015
77,129		Campbell Soup Co	3,283,382
37,440		ConAgra Foods, Inc	1,190,966
5,840	*	Darling International, Inc	135,897
201	*,e	Diamond Foods, Inc	4,907
8,100		Dr Pepper Snapple Group, Inc	383,535
4,635		Flowers Foods, Inc	117,451
207,391		General Mills, Inc	10,456,654
16,519	*,e	Green Mountain Coffee Roasters, Inc	1,037,558
1,900	*	Hain Celestial Group, Inc	158,137
16,570		Hillshire Brands Co	543,993
5,246		Hormel Foods Corp	227,991
11,509		J.M. Smucker Co	1,279,916
142,813		Kellogg Co	9,032,922
38,610		Kraft Foods Group, Inc	2,099,612
6,572		McCormick & Co, Inc	454,454
20,190		Mead Johnson Nutrition Co	1,648,715
345,831		Mondelez International, Inc	11,633,755
227,271		PepsiCo, Inc	19,111,218
2,259	e	Tootsie Roll Industries, Inc	72,288
674	*	TreeHouse Foods, Inc	49,377
		TOTAL FOOD, BEVERAGE & TOBACCO	63,285,743

HEALTH CARE EQUIPMENT & SERVICES - 3.3%
349,886		Abbott Laboratories	12,788,334
129,074		Aetna, Inc	8,092,940
2,290	*	Align Technology, Inc	130,667
13,630	*	Amedisys, Inc	221,896
1,000		AmerisourceBergen Corp	65,330
2,141	*	Amsurg Corp	91,827
88,250		Becton Dickinson & Co	9,277,723
2,480	*	Brookdale Senior Living, Inc	67,158
13,374	*	Centene Corp	751,084
1,000	*	Cerner Corp	56,030
430	e	Chemed Corp	29,163
52,793		Cigna Corp	4,064,005
1,249		Computer Programs & Systems, Inc	71,243
59

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

740	*	Cyberonics, Inc	$42,742
1,000	*	DaVita, Inc	56,210
1,030		Dentsply International, Inc	48,513
3,900	*	Edwards Lifesciences Corp	254,241
6,130	*	ExamWorks Group, Inc	158,461
6,430	*	Five Star Quality Care, Inc	32,600
2,130	*	Gentiva Health Services, Inc	24,389
1,539	*	Greatbatch, Inc	58,667
1,990	*	Greenway Medical Technologies	40,497
300	*	Haemonetics Corp	12,168
1,033	*	Health Management Associates, Inc (Class A)	13,243
4,547	*	Henry Schein, Inc	511,219
2,640	*	HMS Holdings Corp	55,783
33,677		Humana, Inc	3,103,336
1,185	*	ICU Medical, Inc	73,233
12,311	*,e	Idexx Laboratories, Inc	1,327,864
240	*	Integra LifeSciences Holdings Corp	10,987
670		Invacare Corp	14,385
15,685	*	Inverness Medical Innovations, Inc	529,055
760	*	IPC The Hospitalist Co, Inc	41,640
500	*	Laboratory Corp of America Holdings	50,450
743		Landauer, Inc	35,961
950	*	LHC Group, Inc	19,570
15,724	*	LifePoint Hospitals, Inc	811,987
2,510	*	MAKO Surgical Corp	74,823
360		Masimo Corp	9,223
343	*	MedAssets, Inc	7,899
223,468		Medtronic, Inc	12,827,063
2,450	*	Merit Medical Systems, Inc	39,176
15,247	*	Molina Healthcare, Inc	482,415
2,081	*	MWI Veterinary Supply, Inc	330,130
2,820	*	Natus Medical, Inc	55,639
620	*	Omnicell, Inc	14,303
5,728	*	OraSure Technologies, Inc	37,347
665	e	Owens & Minor, Inc	24,884
23,164		Patterson Cos, Inc	984,702
240		Quality Systems, Inc	5,477
1,640	*	Tornier BV	35,276
126		US Physical Therapy, Inc	4,022
500	*	Varian Medical Systems, Inc	36,290
5,020	*	Vocera Communications, Inc	84,487
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	58,087,757

HOUSEHOLD & PERSONAL PRODUCTS - 3.4%
12,344	e	Clorox Co	1,113,305
203,106		Colgate-Palmolive Co	13,147,051
80,253		Estee Lauder Cos (Class A)	5,694,753
6,280	e	Herbalife Ltd	407,070
95,964		Kimberly-Clark Corp	10,364,112
7,714	*	Medifast, Inc	179,813
4,949		Nu Skin Enterprises, Inc (Class A)	578,687
335,896		Procter & Gamble Co	27,123,602
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	58,608,393
60

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

INSURANCE - 5.8%
109,472		ACE Ltd	$10,448,008
160,091		Aflac, Inc	10,402,713
1,306	e	Amtrust Financial Services, Inc	50,098
3,437		Arthur J. Gallagher & Co	163,086
33,334		Aspen Insurance Holdings Ltd	1,300,359
6,698		Axis Capital Holdings Ltd	317,619
224,409	*	Berkshire Hathaway, Inc (Class B)	25,824,988
104,831		Chubb Corp	9,652,838
1,217	*	eHealth, Inc	51,869
476		Employers Holdings, Inc	14,313
290	*	Enstar Group Ltd	39,420
730		First American Financial Corp	18,878
174,167	*	Genworth Financial, Inc (Class A)	2,530,646
1,000		Hartford Financial Services Group, Inc	33,700
400		Kemper Corp	14,808
71,357		Marsh & McLennan Cos, Inc	3,268,151
990		Meadowbrook Insurance Group, Inc	6,574
32,330		Montpelier Re Holdings Ltd	892,631
139	*	Navigators Group, Inc	7,817
3,027		OneBeacon Insurance Group Ltd (Class A)	48,311
3,154		PartnerRe Ltd	316,062
10,891		Platinum Underwriters Holdings Ltd	677,311
480		Primerica, Inc	20,616
101,865		Principal Financial Group	4,834,513
267,027		Progressive Corp	6,934,691
10,305		Protective Life Corp	474,854
134,234		Prudential Financial, Inc	10,925,305
200		Reinsurance Group of America, Inc (Class A)	14,236
830		RenaissanceRe Holdings Ltd	77,779
139		RLI Corp	13,133
179		Safety Insurance Group, Inc	9,790
476		Selective Insurance Group, Inc	12,505
637		Stancorp Financial Group, Inc	37,519
2,787		Stewart Information Services Corp	87,289
121,212		Travelers Cos, Inc	10,460,596
300		Willis Group Holdings plc	13,521
		TOTAL INSURANCE	99,996,547

MATERIALS - 4.9%
307	*	AEP Industries, Inc	18,242
89,731		Air Products & Chemicals, Inc	9,781,576
500		Albemarle Corp	33,095
207,534	e	Alcoa, Inc	1,923,840
36,366	*,e	Allied Nevada Gold Corp	148,373
35,093		AMCOL International Corp	1,125,783
5,841		Aptargroup, Inc	374,759
49,708		Avery Dennison Corp	2,342,241
17,772		Ball Corp	868,873
13,681		Bemis Co, Inc	545,872
61

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

2,310		Carpenter Technology Corp	$137,052
5,451	*	Castle (A.M.) & Co	78,004
12,740		Celanese Corp (Series A)	713,567
1,826	*	Clearwater Paper Corp	95,354
32,303		Commercial Metals Co	593,083
3,735		Compass Minerals International, Inc	278,145
1,381		Domtar Corp	116,985
9,448		Eastman Chemical Co	744,408
98,552		Ecolab, Inc	10,446,512
2,950	*	Ferro Corp	37,849
8,960	*	Flotek Industries, Inc	191,565
530		Globe Specialty Metals, Inc	9,296
25,274		H.B. Fuller Co	1,209,866
6,274		Innophos Holdings, Inc	314,453
2,468		International Flavors & Fragrances, Inc	203,980
68,284		International Paper Co	3,046,149
510	*	Kraton Polymers LLC	10,848
2,950		Kronos Worldwide, Inc	45,755
1,240	*	Landec Corp	14,520
45,936	*	Louisiana-Pacific Corp	781,371
115,426		LyondellBasell Industries AF S.C.A	8,610,780
702	*,e	McEwen Mining, Inc	1,502
60,006		MeadWestvaco Corp	2,091,209
11,078		Minerals Technologies, Inc	627,347
32,207		Mosaic Co	1,476,691
420		Neenah Paper, Inc	17,279
154,797		Nucor Corp	8,013,841
280	*	OM Group, Inc	9,520
17,210	*	Owens-Illinois, Inc	547,106
3,500		PolyOne Corp	106,050
86,457		Praxair, Inc	10,782,053
274		Quaker Chemical Corp	20,799
594,589		Rentech, Inc	1,016,747
1,576		Rock-Tenn Co (Class A)	168,648
4,580		Rockwood Holdings, Inc	289,685
40,175		Royal Gold, Inc	1,930,007
4,126		Schnitzer Steel Industries, Inc (Class A)	119,819
2,025		Sealed Air Corp	61,115
4,870		Sherwin-Williams Co	915,560
60,705		Sigma-Aldrich Corp	5,246,733
840		Stepan Co	49,451
18,018	*	Stillwater Mining Co	196,576
14,580		Tredegar Corp	426,028
17,106		Valspar Corp	1,196,907
1,674		Wausau Paper Corp	19,586
3,730		Westlake Chemical Corp	400,677
82,760		Worthington Industries, Inc	3,355,090
1,279		Zep, Inc	25,439
		TOTAL MATERIALS	83,953,661

MEDIA - 3.1%
5,058		Belo (A.H.) Corp (Class A)	69,446
48,987		Cablevision Systems Corp (Class A)	761,748
62

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

8,053		Cinemark Holdings, Inc	$264,219
3,490		Clear Channel Outdoor Holdings, Inc (Class A)	29,665
67,737	*	Digital Generation, Inc	856,873
112,248	*	Discovery Communications, Inc (Class A)	9,981,092
15,098	*	Discovery Communications, Inc (Class C)	1,248,756
13,822	*,e	DreamWorks Animation SKG, Inc (Class A)	473,265
2,205		John Wiley & Sons, Inc (Class A)	110,889
70,005	*	Journal Communications, Inc (Class A)	584,542
20,443	*	Liberty Global plc	1,530,363
112,188	*	Liberty Global plc (Class A)	8,792,174
19,144	*	Liberty Media Corp	2,927,309
2,550	*	Madison Square Garden, Inc	154,326
30,394	*,e	McClatchy Co (Class A)	85,711
65,002	e	New York Times Co (Class A)	898,978
320		Scholastic Corp	9,181
4,280		Scripps Networks Interactive (Class A)	344,540
90,284		Time Warner Cable, Inc	10,847,623
194,952		Time Warner, Inc	13,401,000
13,692	e	Valassis Communications, Inc	374,613
		TOTAL MEDIA	53,746,313

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.5%
3,635	*,e	Affymetrix, Inc	25,699
109,053		Agilent Technologies, Inc	5,535,530
29,480	*,e	Akorn, Inc	602,571
2,000	*	Alexion Pharmaceuticals, Inc	245,900
93,562		Amgen, Inc	10,853,192
14,833	*,e	Ariad Pharmaceuticals, Inc	32,633
3,100	*	Auxilium Pharmaceuticals, Inc	53,351
19,230	*	AVEO Pharmaceuticals, Inc	39,806
52,297	*	Biogen Idec, Inc	12,770,404
80	*	Bio-Rad Laboratories, Inc (Class A)	9,882
305,355		Bristol-Myers Squibb Co	16,037,245
4,362	*	Cadence Pharmaceuticals, Inc	21,505
26,442	*	Cambrex Corp	444,754
13,866	*	Cepheid, Inc	564,623
5,980	*	Depomed, Inc	43,056
35,395	*	Endo Pharmaceuticals Holdings, Inc	1,547,823
255,184	*	Gilead Sciences, Inc	18,115,512
870	*,e	Immunogen, Inc	14,320
28,828	*	Incyte Corp	1,124,292
13,244	*,e	Ironwood Pharmaceuticals, Inc	127,275
329,023		Johnson & Johnson	30,470,820
39,147	*	Life Technologies Corp	2,948,161
435,289		Merck & Co, Inc	19,627,181
63,918	*	Nektar Therapeutics	607,860
42,156	e	PDL BioPharma, Inc	341,042
3,690		PerkinElmer, Inc	140,368
22,112	*	Salix Pharmaceuticals Ltd	1,586,536
22,461	*,e	Sangamo Biosciences, Inc	210,460
1,397		Techne Corp	122,084
63

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

17,000		Thermo Electron Corp	$1,662,260
3,980	*	United Therapeutics Corp	352,310
27,628	*	Vertex Pharmaceuticals, Inc	1,970,981
380	*	Viropharma, Inc	14,752
63,931	*,e	Vivus, Inc	600,312
17,490	*	Waters Corp	1,765,091
10,913	*,e	Xenoport, Inc	57,075
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	130,686,666

REAL ESTATE - 3.6%
5,017		American Campus Communities, Inc	173,387
125,999		American Tower Corp	9,998,021
317,810		Annaly Capital Management, Inc	3,746,980
1,000		AvalonBay Communities, Inc	125,050
33,244		Boston Properties, Inc	3,440,754
55,874	*	CBRE Group, Inc	1,297,953
4,441		Douglas Emmett, Inc	110,714
40,807		Duke Realty Corp	676,172
210		EastGroup Properties, Inc	13,369
515		Equity One, Inc	12,417
34,853		Equity Residential	1,824,903
3,961		Federal Realty Investment Trust	410,360
70,389		First Industrial Realty Trust, Inc	1,271,929
1,693	*	Forest City Enterprises, Inc (Class A)	34,300
540		Franklin Street Properties Corp	7,128
155,005		HCP, Inc	6,432,707
26,076		Health Care REIT, Inc	1,691,029
2,950		Healthcare Realty Trust, Inc	70,829
210,444		Host Marriott Corp	3,903,736
8		Jones Lang LaSalle, Inc	762
266		Kilroy Realty Corp	14,141
3,363		LaSalle Hotel Properties	104,421
8,916		Liberty Property Trust	331,586
13,708		Macerich Co	811,651
873		Medical Properties Trust, Inc	11,384
3,361		Mid-America Apartment Communities, Inc	223,170
540		Piedmont Office Realty Trust, Inc	9,979
2,000		Plum Creek Timber Co, Inc	90,800
3,580		Post Properties, Inc	163,749
154,738		Prologis, Inc	6,181,783
140		PS Business Parks, Inc	11,409
64,892		RAIT Investment Trust	489,935
25,145	e	Ryman Hospitality Properties	928,102
75,282		Simon Property Group, Inc	11,634,833
500		UDR, Inc	12,405
26,620		Ventas, Inc	1,736,689
41,378		Vornado Realty Trust	3,685,125
297		Washington REIT	7,784
2,000		Weyerhaeuser Co	60,800
3,851		Winthrop Realty Trust	45,326
		TOTAL REAL ESTATE	61,797,572
64

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

RETAILING - 4.8%
312		Aaron’s, Inc	$8,851
3,793		Advance Auto Parts, Inc	376,190
34,025		American Eagle Outfitters, Inc	527,047
7,183	*	Ann Taylor Stores Corp	253,991
13,605	*	AutoZone, Inc	5,913,957
2,420	*,e	Barnes & Noble, Inc	34,195
61,710	*	Bed Bath & Beyond, Inc	4,771,417
37,399		Best Buy Co, Inc	1,600,677
820		Big 5 Sporting Goods Corp	15,506
160	*	Blue Nile, Inc	6,571
250	e	Buckle, Inc	12,235
2,000	*	Cabela’s, Inc	118,640
20,774	*	Carmax, Inc	976,170
9		Chico’s FAS, Inc	154
550	*	Express Parent LLC	12,765
1,820		Finish Line, Inc (Class A)	45,573
18,516		Foot Locker, Inc	642,505
2		GameStop Corp (Class A)	110
146,811		Gap, Inc	5,430,539
75,034		Genuine Parts Co	5,914,930
8,830		GNC Holdings, Inc	519,381
7,844		HSN, Inc	411,026
65,697		Kohl’s Corp	3,731,590
216,410	*	Liberty Interactive Corp	5,834,414
7,610	*	LKQ Corp	251,358
260,564		Lowe’s Companies, Inc	12,970,876
56,050		Macy’s, Inc	2,584,466
300		Men’s Wearhouse, Inc	12,690
19,391	*	New York & Co, Inc	99,282
17,815		Nordstrom, Inc	1,077,273
2,593		Nutri/System, Inc	48,748
37,859	*	Office Depot, Inc	211,632
3,806	e	OfficeMax, Inc	57,014
1,978	*	O’Reilly Automotive, Inc	244,896
10,210		Petsmart, Inc	742,880
10,219		Pier 1 Imports, Inc	213,373
4,030		Ross Stores, Inc	311,721
5,448	*	Sally Beauty Holdings, Inc	143,391
555		Shoe Carnival, Inc	14,424
1,960	*	Shutterfly, Inc	96,314
3,780		Signet Jewelers Ltd	282,215
159,066		Staples, Inc	2,564,144
2,017		Stein Mart, Inc	29,791
168,991		Target Corp	10,948,927
4,015		Tiffany & Co	317,868
200,904		TJX Companies, Inc	12,212,954
1,000	*	TripAdvisor, Inc	82,710
10,381	*	Tuesday Morning Corp	146,891
5		Williams-Sonoma, Inc	262
		TOTAL RETAILING	82,824,534
65

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.6%
19,583	*	Advanced Energy Industries, Inc	$408,893
15,350	*,e	Advanced Micro Devices, Inc	51,269
7,601		Analog Devices, Inc	374,729
550,958		Applied Materials, Inc	9,834,600
5,850	*,e	Cirrus Logic, Inc	131,215
5,920		Cypress Semiconductor Corp	54,938
2,000	*	Freescale Semiconductor Holdings Ltd	30,880
1,076	*	Hittite Microwave Corp	68,746
747,737		Intel Corp	18,267,215
430	*	International Rectifier Corp	11,197
5,200	*	Lam Research Corp	281,996
4,210	e	Microchip Technology, Inc	180,862
146,812	*	ON Semiconductor Corp	1,036,493
18,114	*	RF Micro Devices, Inc	95,098
24,937	*	Skyworks Solutions, Inc	642,876
33,452	*,e	SunPower Corp	1,009,916
11,248	*	Teradyne, Inc	196,727
281,521		Texas Instruments, Inc	11,846,404
1,460	*	Triquint Semiconductor, Inc	11,578
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	44,535,632

SOFTWARE & SERVICES - 8.8%
155,111		Accenture plc	11,400,658
59,618	*	Active Network, Inc	860,884
151,592	*	Adobe Systems, Inc	8,216,286
328		Advent Software, Inc	11,004
3,513	*,e	Angie’s List, Inc	49,498
58,494		AOL, Inc	2,119,823
55,155	*	Autodesk, Inc	2,201,236
33,560		Broadridge Financial Solutions, Inc	1,179,970
137,694		CA, Inc	4,373,161
1,110	*	Cadence Design Systems, Inc	14,397
118,137	*	Cognizant Technology Solutions Corp (Class A)	10,269,649
28,845		Compuware Corp	308,065
1,980	*	comScore, Inc	52,906
5,337		Convergys Corp	105,352
5,070	*,e	Demand Media, Inc	24,235
1,309	*	E2open, Inc	29,452
1,124	e	Factset Research Systems, Inc	122,449
380		Fair Isaac Corp	21,766
6,420	*	Fortinet, Inc	129,106
2,939		Global Payments, Inc	174,812
31,199	*	Google, Inc (Class A)	32,153,065
570	*	Higher One Holdings, Inc	4,531
300	*	Infoblox, Inc	13,335
23,796	*	Informatica Corp	918,526
134,552		International Business Machines Corp	24,113,064
113,304		Intuit, Inc	8,091,039
360	e	j2 Global, Inc	19,793
7,278	*,e	Liquidity Services, Inc	190,029
605	*	LogMeIn, Inc	19,541
66

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

1,000		MAXIMUS, Inc	$48,450
200	e	Mercadolibre, Inc	26,927
300	*	NetSuite, Inc	30,264
3,975	*	NeuStar, Inc (Class A)	182,532
1,360	*,e	OpenTable, Inc	94,493
540,464		Oracle Corp	18,105,544
13,708	*	QuinStreet, Inc	121,864
3,228	*	Responsys, Inc	52,746
2,376	*	Rosetta Stone, Inc	36,068
1,854	*	Rovi Corp	31,073
169,498	*	Salesforce.com, Inc	9,044,413
2,065	*	Seachange International, Inc	29,302
6,070	*	ServiceSource International LLC	65,677
2,310	*	SolarWinds, Inc	83,599
1,976	*	SPS Commerce, Inc	134,664
266	*	Stamps.com, Inc	12,087
538	*	Sykes Enterprises, Inc	10,071
275,109		Symantec Corp	6,255,979
1,650		Syntel, Inc	141,636
4,529	*,e	Tangoe, Inc	86,504
5,470	*	Teradata Corp	241,063
2,810	*	Ultimate Software Group, Inc	434,089
1,550	*	Unisys Corp	40,843
4,120	*,e	Valueclick, Inc	79,145
311,000	*	Yahoo!, Inc	10,241,230
		TOTAL SOFTWARE & SERVICES	152,817,895

TECHNOLOGY HARDWARE & EQUIPMENT - 4.4%
330		Adtran, Inc	7,748
27,724	*	Aruba Networks, Inc	520,102
3,467	*	Avid Technology, Inc	25,829
1,070		Belden CDT, Inc	71,968
1,524	*	Benchmark Electronics, Inc	34,641
910		Black Box Corp	22,786
690	*	Calix Networks, Inc	7,017
2,299	*	Checkpoint Systems, Inc	39,129
800,982		Cisco Systems, Inc	18,022,095
1,960		Cognex Corp	61,250
180		Coherent, Inc	11,914
59,739		Corning, Inc	1,020,940
46,352	*	Cray, Inc	1,036,431
1,190	*	DTS, Inc	23,800
496,352		EMC Corp	11,947,193
1,110		FEI Co	98,879
22,521	*	Finisar Corp	518,208
13,898	*	Flextronics International Ltd	109,655
8,980	*,e	Fusion-io, Inc	96,535
473,996		Hewlett-Packard Co	11,551,282
11,040	*	Ingram Micro, Inc (Class A)	255,797
2,970	*	Insight Enterprises, Inc	62,578
5,777		InterDigital, Inc	223,859
7,022	e	IPG Photonics Corp	465,348
67

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

350	*	Itron, Inc	$14,934
15,050		Jabil Circuit, Inc	313,943
1,916	*	Kemet Corp	10,864
14,044	e	Lexmark International, Inc (Class A)	499,264
212		Littelfuse, Inc	18,026
866		Molex, Inc	33,428
61,188		Motorola, Inc	3,825,474
417		National Instruments Corp	12,114
1,478	*	Netgear, Inc	42,507
14,946	*	Oplink Communications, Inc	272,764
500	*	OSI Systems, Inc	36,420
281	*	Plexus Corp	10,757
659	*,e	Procera Networks, Inc	9,325
13,750	*	QLogic Corp	169,812
244,675		Qualcomm, Inc	16,997,572
1,340	*	Rackable Systems, Inc	17,112
5,980	*,e	RealD, Inc	41,382
610	*	Rofin-Sinar Technologies, Inc	16,012
270	*	Scansource, Inc	10,384
3,009	*	Super Micro Computer, Inc	41,885
1,993	*	Tech Data Corp	103,756
3,218	*	TTM Technologies, Inc	28,158
2,515	*,e	Universal Display Corp	80,229
3,451	*	Vishay Precision Group, Inc	56,596
745,674		Xerox Corp	7,412,000
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	76,309,702

TELECOMMUNICATION SERVICES - 1.4%
2,300	*	Cbeyond Communications, Inc	14,812
274,413		CenturyTel, Inc	9,291,624
32,957	*	Cincinnati Bell, Inc	94,257
2,650	e	Consolidated Communications Holdings, Inc	49,369
92,993	*	Crown Castle International Corp	7,069,328
461,777	e	Frontier Communications Corp	2,036,437
4,950	*,e	Iridium Communications, Inc	29,849
8,320	*	Level 3 Communications, Inc	254,176
7,710	*	SBA Communications Corp (Class A)	674,394
265,907	*,e	Sprint Corp	1,789,554
18,216	*	tw telecom inc (Class A)	574,168
1,580		USA Mobility, Inc	23,574
5,170	*	Vonage Holdings Corp	19,284
209,253	e	Windstream Holdings, Inc	1,789,113
		TOTAL TELECOMMUNICATION SERVICES	23,709,939

TRANSPORTATION - 2.0%
3,460		Alaska Air Group, Inc	244,484
158		Allegiant Travel Co	16,475
310		Arkansas Best Corp	8,485
6,700	*	Avis Budget Group, Inc	209,911
17,610	e	CH Robinson Worldwide, Inc	1,052,021
301,501		CSX Corp	7,857,116
2,060	*	Echo Global Logistics, Inc	37,925
68

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

8		Expeditors International of Washington, Inc	$362
1,000	*	Hertz Global Holdings, Inc	22,960
218		J.B. Hunt Transport Services, Inc	16,357
218	*	Kirby Corp	19,291
180		Landstar System, Inc	9,952
72,505		Norfolk Southern Corp	6,236,880
9		Ryder System, Inc	592
45,410		Union Pacific Corp	6,875,074
139,685		United Parcel Service, Inc (Class B)	13,722,654
		TOTAL TRANSPORTATION	36,330,539

UTILITIES - 4.1%
7,880		American States Water Co	224,422
3,470		American Water Works Co, Inc	148,759
71,112	*	Calpine Corp	1,434,329
70,046		Centerpoint Energy, Inc	1,723,132
1,701		Chesapeake Utilities Corp	92,551
105,473		Cleco Corp	4,887,619
130,575		Consolidated Edison, Inc	7,602,076
50,537		Duke Energy Corp	3,625,019
510		Empire District Electric Co	11,470
2,130		Integrys Energy Group, Inc	124,988
3,471		ITC Holdings Corp	349,148
5,397		MDU Resources Group, Inc	160,723
15,432		MGE Energy, Inc	868,976
6,859		New Jersey Resources Corp	315,720
126,455		NextEra Energy, Inc	10,717,061
176,405		NiSource, Inc	5,560,286
95,652		Northeast Utilities	4,102,514
2,044		Northwest Natural Gas Co	88,771
123,904		NV Energy, Inc	2,941,481
41,876		Oneok, Inc	2,365,994
290	e	Ormat Technologies, Inc	7,560
236,464		Pepco Holdings, Inc	4,559,026
145,922		PG&E Corp	6,106,836
58,455	e	Piedmont Natural Gas Co, Inc	1,995,654
3,050		Pinnacle West Capital Corp	170,891
1,330		PNM Resources, Inc	31,814
5,000		Public Service Enterprise Group, Inc	167,500
72,603		Sempra Energy	6,617,037
6,188		SJW Corp	174,687
16,544		South Jersey Industries, Inc	985,195
8,780		TECO Energy, Inc	150,753
2,730		UGI Corp	112,940
1,494		Unitil Corp	45,149
270		UNS Energy Corp	13,360
1,260		Vectren Corp	43,999
4,760	e	Westar Energy, Inc	150,464
14,518		WGL Holdings, Inc	653,455
11,774		Wisconsin Energy Corp	495,803
27,311		Xcel Energy, Inc	788,195
		TOTAL UTILITIES	70,615,357
69

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES	COMPANY	RATE	MATURITY DATE	VALUE

	TOTAL COMMON STOCKS			$1,718,833,106
	(Cost $1,204,075,033)

PRINCIPAL	ISSUER

SHORT-TERM INVESTMENTS - 2.5%
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED 2.5%
GOVERNMENT AGENCY DEBT - 2.0%
$20,700,000	Federal Home Loan Bank (FHLB)	0.014-0.046%	12/04/13-01/24/14	20,698,961
11,789,000	Federal Home Loan Mortgage Corp (FHLMC)	0.007-0.019	11/25/13-12/16/13	11,788,762
1,700,000	Federal National Mortgage Association (FNMA)	0.014	12/02/13	1,699,956
	TOTAL GOVERNMENT AGENCY DEBT			34,187,679

TREASURY DEBT - 0.5%
4,000,000	United States Treasury Bill	0.041	12/19/13	3,999,765
5,000,000	United States Treasury Note	0.250	04/30/14	5,003,320
	TOTAL TREASURY DEBT			9,003,085
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED			43,190,764
	TOTAL SHORT-TERM INVESTMENTS			43,190,764
	(Cost $43,191,859)

	TOTAL INVESTMENTS - 101.8%			1,762,023,870
	(Cost $1,247,266,892)
	OTHER ASSETS & LIABILITIES, NET - (1.8)%			(30,368,719)
	NET ASSETS - 100.0%			$1,731,655,151

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $45,554,639.
70

TIAA-CREF FUNDS - Emerging Markets Equity Fund

TIAA-CREF FUNDS
EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2013

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

EQUITY-LINKED NOTES - 0.3%

GERMANY - 0.3%
$1,247,450	*	Deutsche Bank, John Keells	0.000%	07/05/19	$2,132,267
		TOTAL GERMANY			2,132,267

		TOTAL EQUITY-LINKED NOTES			2,132,267
		(Cost $2,271,242)

SHARES		COMPANY

COMMON STOCKS - 98.9%

AUSTRALIA - 0.3%
492,815	e	Fortescue Metals Group Ltd			2,416,958
		TOTAL AUSTRALIA			2,416,958

BRAZIL - 10.6%
212,500		Aliansce Shopping Centers S.A.			2,062,163
333,500		Banco Bradesco S.A. (Preference)			4,804,713
697,790		Banco Itau Holding Financeira S.A.			10,796,789
287,266	*	BHG S.A.-Brazil Hospitality Group			2,103,010
287,400		BR Malls Participacoes S.A.			2,776,266
79,500		Cia Brasileira de Distribuicao Grupo Pao de Acucar			3,949,566
177,660		Companhia Brasileira de Meios de Pagamento			5,387,818
352,100		Forjas Taurus S.A. (Preference)			339,495
522,000		Gerdau S.A. (Preference)			4,119,160
295,900		Hypermarcas S.A.			2,582,290
240,500		Iochpe-Maxion S.A.			2,940,494
129,000		Kepler Weber S.A.			1,604,294
117,300		Linx S.A.			2,120,113
172,100		Mills Estruturas e Servicos de			2,389,211
103,933		Multiplan Empreendimentos Imobiliarios S.A.			2,439,888
116,800		Perdigao S.A.			2,742,469
689,245		Petroleo Brasileiro S.A.			5,992,224
474,300		Randon Participacoes S.A.			2,688,871
148,200		Ultrapar Participacoes S.A.			3,939,774
555,800		Vale S.A.			8,837,471
		TOTAL BRAZIL			74,616,079

CAMBODIA - 0.3%
2,418,000		NagaCorp Ltd			2,232,890
		TOTAL CAMBODIA			2,232,890
71

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

CHILE - 0.2%
638,513		Parque Arauco S.A	$1,231,431
		TOTAL CHILE	1,231,431

CHINA - 15.8%
3,404,000	*,e	Angang New Steel Co Ltd	2,060,946
1,033,000	e	Anhui Conch Cement Co Ltd	3,604,933
333,500		Beijing Enterprises Holdings Ltd	2,737,596
14,046,090		China Construction Bank	10,928,231
2,639,000	e	China Everbright International Ltd	2,630,808
886,000		China Mengniu Dairy Co Ltd	3,897,437
1,643,400	*,e,m	China Metal Recycling Holdings Ltd	2,120
1,314,000		China Oilfield Services Ltd	3,672,215
1,494,000	e	China Overseas Land & Investment Ltd	4,629,938
1,204,000	e	China Resources Gas Group Ltd	3,115,387
3,862,000	e	China Shipping Development Co Ltd	2,184,979
3,650,000	e	China Southern Airlines Co Ltd	1,344,996
2,556,000	e	China Unicom Ltd	3,998,895
4,070,500	*	China ZhengTong Auto Services Holdings Ltd	2,834,393
3,607,000		CNOOC Ltd	7,336,535
4,877,000		Country Garden Holdings Co Ltd	3,344,266
2,807,000	e	CPMC Holdings Ltd	2,243,400
4,398,000		Huaneng Power International, Inc	4,590,678
18,532,834		Industrial & Commercial Bank of China	12,991,999
3,454,000	e	KWG Property Holding Ltd	2,236,148
4,232,000	e	Lenovo Group Ltd	4,533,336
3,742,000		Midas Holdings Ltd	1,502,509
20,428	*	Sina Corp	1,706,964
279,300		Tencent Holdings Ltd	15,230,343
532,000	e	Xinao Gas Holdings Ltd	3,154,172
1,188,000	e	Zhuzhou CSR Times Electric Co Ltd	4,264,244
		TOTAL CHINA	110,777,468

COLOMBIA - 1.4%
416,438		Cementos Argos S.A.	2,198,439
184,601		Cementos Argos S.A.(Preference)	940,394
346,968	*	Cemex Latam Holdings S.A.	2,654,951
183,369		Grupo Argos S.A.	2,125,989
96,326		Pacific Rubiales Energy Corp	1,986,229
		TOTAL COLOMBIA	9,906,002

CYPRUS - 0.5%
192,446	*	TCS Group Holding plc (ADR)	3,299,487
		TOTAL CYPRUS	3,299,487

CZECH REPUBLIC - 0.5%
13,577		Komercni Banka AS	3,363,131
		TOTAL CZECH REPUBLIC	3,363,131

GREECE - 0.3%
829,500	*	Piraeus Bank S.A.	1,731,567
		TOTAL GREECE	1,731,567
72

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

HONG KONG - 3.7%
663,000		AIA Group Ltd	$3,366,601
22,290	*,m	Asia Pacific Investment Partners Limited	158,126
1,781,400		Chow Tai Fook Jewellery Group Ltd	2,953,980
273,000	*	Galaxy Entertainment Group Ltd	2,037,912
9,352,000	*,e	GCL Poly Energy Holdings Ltd	2,869,387
3,584,000	e	Lee & Man Paper Manufacturing Ltd	2,570,467
81,794	*	Melco PBL Entertainment Macau Ltd (ADR)	2,712,289
642,000		SA SA International Holdings Ltd	700,365
391,200		Sands China Ltd	2,781,467
1,500,000		Techtronic Industries Co	3,767,180
1,802,000		Xinyi Glass Holdings Co Ltd	1,784,690
		TOTAL HONG KONG	25,702,464

INDIA - 6.1%
539,633		Adani Enterprises Ltd	1,822,928
800,403		Bharat Forge Ltd	3,896,272
700,216	*	DEN Networks Ltd	1,694,120
63,069		Dr Reddy’s Laboratories Ltd	2,514,036
76,717	*	Future Lifestyle Fashions Ltd	88,258
185,660		Havells India Ltd	2,232,646
113,208		HCL Technologies Ltd	2,018,278
205,947		Lupin Ltd	2,971,127
321,811		Phoenix Mills Ltd	1,226,395
1,087,789		Puravankara Projects Ltd	1,370,233
98,631		Strides Arcolab Ltd	1,398,113
552,593		Sun Pharmaceutical Industries Ltd	5,465,895
288,011		Sun TV Network Ltd	1,968,630
170,512		Tata Consultancy Services Ltd	5,858,605
285,080		Tata Motors Ltd	1,772,875
395,823		Tata Steel Ltd	2,155,512
83,278		Tech Mahindra Ltd	2,100,579
441,620		ZEE Telefilms Ltd	1,910,552
		TOTAL INDIA	42,465,054

INDONESIA - 1.0%
1,803,500		PT Bank Mandiri Persero Tbk	1,377,151
6,869,000		PT Cardig Aero Services Tbk	548,423
6,961,000	*	PT MNC Sky Vision Tbk	1,434,964
5,451,200		PT Modern Internasional Tbk	408,450
33,374,500		PT Sumber Alfaria Trijaya Tbk	1,598,779
6,080,500		PT Surya Citra Media Tbk	1,267,288
		TOTAL INDONESIA	6,635,055

ITALY - 0.4%
290,200		Prada S.p.A	2,831,380
		TOTAL ITALY	2,831,380

KOREA, REPUBLIC OF - 15.4%
8,535		CJ O Shopping Co Ltd	2,848,276
38,710		Daelim Industrial Co	3,593,185
73

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

206,170	*	Doosan Infracore Co Ltd	$2,950,959
23,385		Honam Petrochemical Corp	4,791,574
206,350	*	Hynix Semiconductor, Inc	6,209,255
18,874		Hyundai Heavy Industries	4,507,057
60,000		Hyundai Hysco	2,375,247
46,289		Hyundai Motor Co	11,028,069
16,242		Hyundai Wia Corp	2,796,305
17,455		LG Chem Ltd	4,923,741
13,369		Mando Corp	1,802,316
10,044		NHN Corp	5,636,362
22,857		Samsung Electronics Co Ltd	31,521,138
12,848		Samsung Fire & Marine Insurance Co Ltd	3,004,426
127,040		Samsung Heavy Industries Co Ltd	4,658,219
73,214	*	Sapphire Technology Co Ltd	3,091,002
91,585		Seoul Semiconductor Co Ltd	3,810,837
129,256		Shinhan Financial Group Co Ltd	5,636,028
53,759		Woongjin Coway Co Ltd	3,076,953
		TOTAL KOREA, REPUBLIC OF	108,260,949

MACAU - 0.4%
724,800	e	Wynn Macau Ltd	2,782,335
		TOTAL MACAU	2,782,335

MALAYSIA - 0.6%
2,004,400		AirAsia BHD	1,701,626
1,513,700		Gamuda BHD	2,336,089
		TOTAL MALAYSIA	4,037,715

MEXICO - 7.0%
1,857,400		Alfa S.A. de C.V. (Class A)	5,093,623
1,188,600		Alpek SAB de C.V.	2,579,031
515,300		Alsea SAB de C.V.	1,602,704
5,578,239	*,e	Cemex S.A. de C.V.	5,934,274
1,953,300	e	Compartamos SAB de C.V.	3,805,621
845,100	*,e	Credito Real SAB de C.V.	1,362,809
955,500		Fibra Uno Administracion S.A. de C.V.	2,971,828
505,400	e	Fomento Economico Mexicano S.A. de C.V.	4,727,745
1,275,000	*,e	Genomma Lab Internacional S.A. de C.V.	3,397,785
1,460,800	*	Grupo Famsa SAB de C.V.	2,745,315
935,380		Grupo Financiero Banorte S.A. de C.V.	5,970,488
1,398,800		Grupo Mexico S.A. de C.V. (Series B)	4,418,138
775,200	e	Grupo Televisa S.A.	4,735,361
		TOTAL MEXICO	49,344,722

NIGERIA - 0.2%
250,698		Zenith Bank plc (GDR)	1,695,436
		TOTAL NIGERIA	1,695,436

PERU - 0.7%
501,881		Alicorp S.A.	1,565,550
18,820		Bolsa de Valores de Lima S.A.	71,262
74

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

1,655,113		Ferreyros S.A.	$1,080,330
357,293		Grana y Montero S.A.	1,552,608
41,787	*	Grana y Montero S.A. (ADR)	905,106
		TOTAL PERU	5,174,856

PHILIPPINES - 4.1%
2,810,000		Ayala Land, Inc	1,912,964
938,870		Banco de Oro Universal Bank	1,761,387
2,317,000	e	Del Monte Pacific Ltd	1,516,383
5,389,400	*	Emperador, Inc	1,466,775
122,580		GT Capital Holdings, Inc	2,423,909
1,509,590		International Container Term Services, Inc	3,634,407
28,996,000		Megaworld Corp	2,572,574
16,140,200		Metro Pacific Investments Corp	1,822,207
1,326,133		Metropolitan Bank & Trust	2,734,280
62,760		Philippine Stock Exchange, Inc	528,647
2,517,100		Robinsons Land Corp	1,320,401
121,691		SM Investments Corp	2,410,712
4,768,075		SM Prime Holdings	2,112,138
936,807		Universal Robina	2,765,110
		TOTAL PHILIPPINES	28,981,894

POLAND - 1.5%
45,524	*	Alior Bank S.A.	1,152,058
19,161		BRE Bank S.A.	3,164,516
153,523		Eurocash S.A.	2,358,317
266,139		Powszechna Kasa Oszczednosci Bank Polski S.A.	3,525,529
		TOTAL POLAND	10,200,420

RUSSIA - 7.9%
89,004		Eurasia Drilling Co Ltd (GDR)	3,766,711
1,157,391		Gazprom OAO (ADR)	10,818,598
143,282		LUKOIL (ADR)	9,384,091
113,952		Magnit OAO (GDR)	7,318,011
63,835		Mail.ru (GDR)	2,354,235
83,620		MD Medical Group Investments plc (ADR)	1,003,440
38,001		NovaTek OAO (GDR)	5,328,884
895,955		Sberbank of Russian Federation (ADR)	11,425,556
108,053	*	Yandex NV	3,982,834
		TOTAL RUSSIA	55,382,360

SINGAPORE - 2.4%
1,719,000	e	Ezion Holdings Ltd	3,093,959
427,000		Fraser and Neave Ltd	1,997,158
1,436,000		Genting International plc	1,756,948
886,000		Global Logistic Properties	2,199,321
259,000		Keppel Corp Ltd	2,260,114
1,853,000		Parkson Retail Asia Ltd	1,581,211
965,000		Petra Foods Ltd	2,759,471
441,000		Super Coffeemix Manufacturing Ltd	1,491,117
		TOTAL SINGAPORE	17,139,299
75

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

SOUTH AFRICA - 2.7%
153,687		Imperial Holdings Ltd	$3,266,493
114,800		Naspers Ltd (N Shares)	10,745,712
98,826		Sasol Ltd	5,049,790
		TOTAL SOUTH AFRICA	19,061,995

SWITZERLAND - 0.5%
113,752		Coca-Cola HBC AG.	3,271,570
		TOTAL SWITZERLAND	3,271,570

TAIWAN - 7.3%
365,000		Airtac International Group	2,641,324
1,426,515		Cathay Financial Holding Co Ltd	2,155,121
333,000		Delta Electronics, Inc	1,731,758
1,378,000		Epistar Corp	2,389,579
1,242,000		Fubon Financial Holding Co Ltd	1,820,223
199,000		Gourmet Master Co Ltd	1,324,799
1,512,509		Hon Hai Precision Industry Co, Ltd	3,845,242
4,138,000	*	Inotera Memories, Inc	2,668,291
2,211,000		Inventec Co Ltd	1,978,976
88,000		Largan Precision Co Ltd	2,996,691
483,000		MediaTek, Inc	6,603,541
258,010		Parade Technologies Ltd	1,929,053
4,861,000		Taiwan Semiconductor Manufacturing Co Ltd	17,915,532
274,000		Tong Hsing Electronic Industries Ltd	1,449,489
		TOTAL TAIWAN	51,449,619

THAILAND - 2.6%
3,750,300		Amata Corp PCL (Foreign)	2,056,750
457,100		Bangkok Dusit Medical Services PCL (ADR)	1,967,206
3,060,873		Beauty Community PCL (ADR)	2,202,587
320,300		Kasikornbank PCL - (NVDR)	1,962,049
2,247,600		MC Group PCL (ADR)	1,010,066
3,714,910		Minor International PCL (Foreign)	3,308,625
173,100		Siam Cement PCL (ADR)	2,377,069
473,100		Siam Commercial Bank PCL	2,508,446
149,800		Thai Stanley Electric PCL (ADR)	1,107,507
		TOTAL THAILAND	18,500,305

TURKEY - 2.3%
364,752		Aselsan Elektronik Sanayi Ve Ticaret AS	1,719,730
119,343		Coca-Cola Icecek AS	3,412,976
1,381,055		Eregli Demir ve Celik Fabrikalari TAS	1,909,524
391,423		Haci Omer Sabanci Holding AS	1,851,754
457,553		KOC Holding AS	2,240,985
159,730		Koza Altin Isletmeleri AS	2,825,499
638,363		Turk Hava Yollari	2,489,092
		TOTAL TURKEY	16,449,560
76

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

UKRAINE - 0.3%
133,130		MHP SA (GDR)	$2,110,111
		TOTAL UKRAINE	2,110,111

UNITED ARAB EMIRATES - 0.9%
224,623	*	Al Noor Hospitals Group plc	3,061,363
1,060,039		Emaar Properties PJSC	1,752,485
379,938		First Gulf Bank PJSC	1,678,009
		TOTAL UNITED ARAB EMIRATES	6,491,857

UNITED KINGDOM - 1.0%
1,042,658	*	Afren plc	2,635,580
81,547		SABMiller plc (Johannesburg)	4,235,079
		TOTAL UNITED KINGDOM	6,870,659

UNITED STATES - 0.0%
2,787	*	58.COM, Inc (ADR)	67,222
		TOTAL UNITED STATES	67,222

		TOTAL COMMON STOCKS	694,481,850
		(Cost $615,151,550)

PREFERRED STOCKS - 0.6%

BRAZIL - 0.6%
111,860	*	Ambev Cia De Bebidas Das	4,161,621
		TOTAL BRAZIL	4,161,621

PHILIPPINES - 0.0%
1,721,900	*,m	Ayala Land, Inc (Preferred B)	3,985
		TOTAL PHILIPPINES	3,985

		TOTAL PREFERRED STOCKS	4,165,606
		(Cost $4,413,738)

RIGHTS / WARRANTS - 0.1%
GREECE - 0.1%
829,500		Piraeus Bank S.A.	905,507
		TOTAL GREECE	905,507

		TOTAL RIGHTS / WARRANTS	905,507
		(Cost $686,770)

SHORT-TERM INVESTMENTS - 5.0%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 5.0%
35,377,751	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	35,377,751
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	35,377,751
		TOTAL SHORT-TERM INVESTMENTS	35,377,751
		(Cost $35,377,751)
77

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES	COMPANY	VALUE

	TOTAL INVESTMENTS - 104.9%	$737,062,981
	(Cost $657,901,051)
	OTHER ASSETS & LIABILITIES, NET - (4.9)%	(34,577,190)
	NET ASSETS - 100.0%	$702,485,791

Abbreviation(s):
	ADR	American Depositary Receipt
	GDR	Global Depositary Receipt
	NVDR	Non Voting Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $32,517,371.
m	Indicates a security that has been deemed illiquid.
78

TIAA-CREF FUNDS - Emerging Markets Equity Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2013

SECTOR	VALUE	% OF NET ASSETS
FINANCIALS	$156,134,504	22.2%
INFORMATION TECHNOLOGY	143,473,234	20.4
CONSUMER DISCRETIONARY	100,902,547	14.4
INDUSTRIALS	75,501,311	10.7
MATERIALS	69,567,344	9.9
ENERGY	63,004,590	9.0
CONSUMER STAPLES	56,463,603	8.0
HEALTH CARE	21,778,965	3.1
UTILITIES	10,860,237	1.6
TELECOMMUNICATION SERVICES	3,998,895	0.6
SHORT - TERM INVESTMENTS	35,377,751	5.0
OTHER ASSETS & LIABILITIES, NET	(34,577,190)	(4.9)

NET ASSETS	$702,485,791	100.0%

79

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

TIAA-CREF FUNDS
ENHANCED INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2013

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.0%

AUSTRALIA - 8.1%
174,061	e	ALS Ltd	$1,646,570
205,580		Amcor Ltd	2,106,040
432,025		Australia & New Zealand Banking Group Ltd	13,824,951
84,298		BHP Billiton Ltd	2,980,219
163,857		Brambles Ltd	1,438,457
43,749		Commonwealth Bank of Australia	3,150,038
44,200		CSL Ltd	2,905,483
968,044	e	Fortescue Metals Group Ltd	4,747,667
916,703		Incitec Pivot Ltd	2,306,355
234,347	e	Leighton Holdings Ltd	3,970,027
29,813		National Australia Bank Ltd	996,375
601,550	e	SP AusNet	710,626
132,455		Suncorp-Metway Ltd	1,670,178
719,196		Telstra Corp Ltd	3,519,222
311,668		Westfield Retail Trust	909,301
348,765		Westpac Banking Corp	11,323,404
111,893		Woodside Petroleum Ltd	4,101,987
122,797		Woolworths Ltd	4,049,407
		TOTAL AUSTRALIA	66,356,307

AUSTRIA - 0.5%
77,055	*,e,m	Immoeast AG.	0
39,794		OMV AG.	1,898,279
42,672		Voestalpine AG.	2,013,073
		TOTAL AUSTRIA	3,911,352

BELGIUM - 1.5%
46,271		Ageas	1,966,252
8,709		Belgacom S.A.	238,292
73,255		InBev NV	7,593,877
8,941		Solvay S.A.	1,398,041
16,719		Telenet Group Holding NV	918,224
		TOTAL BELGIUM	12,114,686

CHINA - 0.3%
119,500	e	AAC Technologies Holdings, Inc	528,138
43,000		BOC Hong Kong Holdings Ltd	140,431
1,743,000		Yangzijiang Shipbuilding	1,653,484
		TOTAL CHINA	2,322,053

DENMARK - 1.1%
118		AP Moller - Maersk AS (Class A)	1,065,524
680		AP Moller - Maersk AS (Class B)	6,578,979
8,611		Novo Nordisk AS (Class B)	1,434,184
		TOTAL DENMARK	9,078,687
80

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

FINLAND - 1.2%
52,772		Kone Oyj (Class B)	$4,652,495
106,318	e	Neste Oil Oyj	2,108,110
301,135		Stora Enso Oyj (R Shares)	2,796,300
		TOTAL FINLAND	9,556,905

FRANCE - 9.6%
6,426		Atos Origin S.A.	547,755
423,685		AXA S.A.	10,556,295
7,619		BNP Paribas	562,078
98,458	e	Cap Gemini S.A.	6,456,676
22,000		CNP Assurances	387,554
206,794		Electricite de France	7,237,355
43,893		Lafarge S.A.	3,028,414
84,162		Michelin (C.G.D.E.) (Class B)	8,769,504
28,264	e	Publicis Groupe S.A.	2,350,417
97,911		Renault S.A.	8,542,757
98,510		Safran S.A.	6,280,799
33,924		Sanofi-Aventis	3,617,083
45,406		SCOR	1,602,644
139,484		Total S.A.	8,557,753
15,184		Veolia Environnement	260,492
154,483		Vinci S.A.	9,884,777
		TOTAL FRANCE	78,642,353

GERMANY - 8.4%
76,015		Allianz AG.	12,763,094
120,301		BASF AG.	12,488,987
20,954		Bayer AG.	2,599,390
10,037		Bayerische Motoren Werke AG.	1,135,972
50,064		Continental AG.	9,155,041
19,882		Daimler AG. (Registered)	1,627,834
114,822		Deutsche Lufthansa AG.	2,219,856
28,125		Hannover Rueckversicherung AG.	2,250,883
21,408		Henkel KGaA (Preference)	2,311,427
41,057		Metro AG.	1,924,998
47,430		Muenchener Rueckver AG.	9,895,429
102,518		ProSiebenSat. Media AG.	4,873,912
8,165		SAP AG.	638,929
18,695		Siemens AG.	2,389,074
20,725		Suedzucker AG.	666,683
202,800		Telefonica Deutschland Holding AG.	1,597,465
1,955		Volkswagen AG.	478,087
		TOTAL GERMANY	69,017,061

HONG KONG - 2.5%
286,000	*	Galaxy Entertainment Group Ltd	2,134,956
204,200		Hang Seng Bank Ltd	3,403,545
1,070		Henderson Land Development Co Ltd	6,331
320,500		Hong Kong Electric Holdings Ltd	2,670,147
81

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

219,000		Hysan Development Co Ltd	$1,024,440
187,000		Kerry Properties Ltd	810,932
315,000		Link REIT	1,584,652
1,071,000		SJM Holdings Ltd	3,462,925
19,563		Sun Hung Kai Properties Ltd	256,250
62,000		Swire Pacific Ltd (Class A)	716,565
586,000		Wharf Holdings Ltd	4,931,343
		TOTAL HONG KONG	21,002,086

INDIA - 0.2%
96,903		Vedanta Resources plc	1,651,028
		TOTAL INDIA	1,651,028

IRELAND - 0.2%
951,077	*	Bank of Ireland	347,604
11,319		CRH plc	275,431
15,000		Ryanair Holdings plc (ADR)	753,150
		TOTAL IRELAND	1,376,185

ISRAEL - 0.4%
102,068		Bank Hapoalim Ltd	546,419
22,515	*	Bank Leumi Le-Israel	85,702
1,313		Delek Group Ltd	453,382
37,436		Israel Chemicals Ltd	309,494
8,613		Mizrahi Tefahot Bank Ltd	100,961
50,669		Teva Pharmaceutical Industries Ltd	1,882,779
		TOTAL ISRAEL	3,378,737

ITALY - 1.9%
229,032		Autostrade S.p.A.	5,019,718
318,141		ENI S.p.A.	8,076,621
34,609		Exor S.p.A.	1,371,932
212,633		UniCredit S.p.A	1,596,148
		TOTAL ITALY	16,064,419

JAPAN - 20.6%
40,200		Aeon Co Ltd	548,586
106,200		Aisin Seiki Co Ltd	4,314,311
21,000		Alfresa Holdings Corp	1,147,781
186,000		Asahi Kasei Corp	1,415,571
13,500		Casio Computer Co Ltd	129,214
37,800		Central Japan Railway Co	4,901,587
135,000		Chubu Electric Power Co, Inc	1,998,415
6,100		Chugoku Electric Power Co, Inc	93,505
53,000		Coca-Cola West Japan Co Ltd	1,075,000
326,000		Dai Nippon Printing Co Ltd	3,424,945
97,000		Daicel Chemical Industries Ltd	817,591
117,500		Daihatsu Motor Co Ltd	2,281,402
23,300		Daito Trust Construction Co Ltd	2,379,017
197,000		Daiwa House Industry Co Ltd	3,946,653
658,000		Daiwa Securities Group, Inc	6,010,021
82

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

69,100		Denso Corp	$3,321,528
10,400		East Japan Railway Co	903,455
15,000		FamilyMart Co Ltd	671,950
541,000		Fuji Electric Holdings Co Ltd	2,425,260
209,200		Fuji Folms Holdings Corp	5,117,816
86,000		Fuji Heavy Industries Ltd	2,351,371
386,000		Fukuoka Financial Group, Inc	1,741,035
301,000		Hino Motors Ltd	4,252,996
424,000		Hitachi Ltd	2,965,923
147,200		Hoya Corp	3,529,760
11,100		Inpex Holdings, Inc	128,227
143,000		Ishikawajima-Harima Heavy Industries Co Ltd	605,506
161,200		Japan Tobacco, Inc	5,832,809
57,500		KDDI Corp	3,113,998
132,000		Kirin Brewery Co Ltd	1,929,244
14,500		Konica Minolta Holdings, Inc	120,074
10,000		Kubota Corp	148,066
14,600		MEIJI Holdings Co Ltd	816,164
590,000		Mitsubishi Heavy Industries Ltd	3,749,608
1,161,000		Mitsubishi Materials Corp	4,542,314
178,000		Mitsubishi UFJ Financial Group, Inc	1,133,551
63,000		Mitsui Sumitomo Insurance Group Holdings, Inc	1,629,013
4,023,000		Mizuho Financial Group, Inc	8,444,526
145,600		Namco Bandai Holdings, Inc	2,744,618
136,800		Nexon Co Ltd	1,598,861
41		Nippon Building Fund, Inc	507,207
564,000		Nippon Electric Glass Co Ltd	2,901,068
23,200		Nippon Telegraph & Telephone Corp	1,205,943
218,000		Nippon Yusen Kabushiki Kaisha	666,098
65,100		NOK Corp	1,006,336
37,100		NTT DoCoMo, Inc	588,592
269,000	e	OJI Paper Co Ltd	1,229,338
124,600		ORIX Corp	2,158,207
116,900		Otsuka Holdings KK	3,329,553
43,300		Rakuten, Inc	564,183
56,400		Resona Holdings, Inc	293,378
254,000		Ricoh Co Ltd	2,682,444
42,100		Secom Co Ltd	2,536,205
202,000		Sekisui House Ltd	2,899,477
186,600		Shionogi & Co Ltd	4,129,184
39,800		Showa Shell Sekiyu KK	427,885
9,900		Softbank Corp	739,321
370		So-net M3, Inc	1,013,273
198,400		Sumitomo Mitsui Financial Group, Inc	9,589,837
236,000		T&D Holdings, Inc	2,833,353
491,000		Tokyo Gas Co Ltd	2,664,176
35,400	*	Tokyu Fudosan Holdings Corp	347,772
163,000		TonenGeneral Sekiyu KK	1,514,179
160,000		Toto Ltd	2,262,760
85,900		Toyo Seikan Kaisha Ltd	1,785,254
279,100		Toyota Motor Corp	18,096,334
68,300		West Japan Railway Co	3,062,569
		TOTAL JAPAN	169,335,198
83

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

MACAU - 0.1%
203,600		MGM China Holdings Ltd	$702,020
		TOTAL MACAU	702,020

NETHERLANDS - 3.9%
457,560		Koninklijke Ahold NV	8,696,632
223,978		Royal Dutch Shell plc (A Shares)	7,459,544
148,346		Royal Dutch Shell plc (B Shares)	5,135,739
192,357		Unilever NV	7,626,076
71,777		Ziggo NV	3,077,021
		TOTAL NETHERLANDS	31,995,012

NEW ZEALAND - 0.0%
55,735		Contact Energy Ltd	241,690
		TOTAL NEW ZEALAND	241,690

NORWAY - 1.0%
4,212		Seadrill Ltd (Oslo Exchange)	194,823
195,986		Telenor ASA	4,709,076
75,604		Yara International ASA	3,256,062
		TOTAL NORWAY	8,159,961

SINGAPORE - 1.4%
649,000		ComfortDelgro Corp Ltd	1,002,169
243,000		DBS Group Holdings Ltd	3,275,997
659,000		Oversea-Chinese Banking Corp	5,512,855
108,000		SembCorp Industries Ltd	461,746
66,000	e	Singapore Exchange Ltd	389,376
161,000		United Overseas Land Ltd	852,150
		TOTAL SINGAPORE	11,494,293

SPAIN - 3.1%
255,888	e	Abertis Infraestructuras S.A. (Continuous)	5,482,400
73,487		Amadeus IT Holding S.A.	2,726,536
32,928		Banco Bilbao Vizcaya Argentaria S.A.	384,827
268,875		Banco Santander Central Hispano S.A.	2,383,648
1,109,044		Criteria Caixacorp S.A.	5,748,344
123,034		Distribuidora Internacional de Alimentacion S.A.	1,121,697
292,468		Gas Natural SDG S.A.	6,898,196
28,917	*	Telefonica S.A.	508,919
		TOTAL SPAIN	25,254,567

SWEDEN - 3.3%
271,255		Ericsson (LM) (B Shares)	3,244,539
266,791		Nordea Bank AB	3,412,659
720,613		Skandinaviska Enskilda Banken AB (Class A)	8,715,858
219,957		Swedbank AB (A Shares)	5,724,672
762,292		TeliaSonera AB	6,303,385
		TOTAL SWEDEN	27,401,113
84

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

SWITZERLAND - 8.5%
27,339		Actelion Ltd	$2,115,233
2,016		Givaudan S.A.	2,859,068
262		Lindt & Spruengli AG.	1,105,924
151,730		Nestle S.A.	10,952,465
250,341		Novartis AG.	19,432,111
73,646		Roche Holding AG.	20,365,725
109,610		Swiss Re Ltd	9,621,852
6,063		Swisscom AG.	3,092,467
35,087		UBS AG. (Switzerland)	678,620
		TOTAL SWITZERLAND	70,223,465

UNITED KINGDOM - 20.4%
203,199	e	Aberdeen Asset Management plc	1,442,069
44,120		Acergy S.A.	933,086
98,505		ARM Holdings plc	1,543,536
195,156		AstraZeneca plc (ADR)	10,315,946
862,428		BAE Systems plc	6,290,972
51,126		Barclays plc	215,111
9,797		BG Group plc	199,856
398,458		BHP Billiton plc	12,295,804
341,511		BP plc (ADR)	15,880,261
105,827		British American Tobacco plc	5,838,713
214,847		British Sky Broadcasting plc	3,228,069
1,200,727		BT Group plc	7,265,154
203,895		Centrica plc	1,153,175
43,662		Croda International plc	1,706,209
207,155		Diageo plc	6,603,572
184,076		easyJet plc	3,855,863
658,870		GKN plc	3,881,224
164,467		GlaxoSmithKline plc	4,335,737
1,216,853		HSBC Holdings plc	13,338,338
52,456		IMI plc	1,276,199
631,126	*	International Consolidated Airlines	3,504,990
537,745		J Sainsbury plc	3,401,519
27,685		Johnson Matthey plc	1,332,295
1,817,127		Legal & General Group plc	6,297,811
54,447		London Stock Exchange Group plc	1,431,082
487,934		National Grid plc	6,131,740
54,535		Next plc	4,762,373
1,380,081		Old Mutual plc	4,497,738
552,556		Prudential plc	11,300,185
145,826		Reckitt Benckiser Group plc	11,339,294
178,717		Reed Elsevier plc	2,503,526
1,751		Rio Tinto plc	88,601
177,739		Tate & Lyle plc	2,255,673
193,743		Vodafone Group plc (ADR)	7,133,617
16,445		William Hill plc	105,584
32,524		WM Morrison Supermarkets plc	146,749
		TOTAL UNITED KINGDOM	167,831,671
85

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

UNITED STATES - 0.8%
100,000		iShares MSCI EAFE Index Fund	$6,588,000
		TOTAL UNITED STATES	6,588,000

		TOTAL COMMON STOCKS	813,698,849
		(Cost $668,208,030)

RIGHTS / WARRANTS - 0.0%
SPAIN - 0.0%
250,935	m	Banco Santander S.A.	54,258
		TOTAL SPAIN	54,258

		TOTAL RIGHTS / WARRANTS	54,258
		(Cost $51,888)

SHORT-TERM INVESTMENTS - 2.0%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.0%
16,131,059	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	16,131,059
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	16,131,059
		TOTAL SHORT-TERM INVESTMENTS	16,131,059
		(Cost $16,131,059)

		TOTAL INVESTMENTS - 101.0%	829,884,166
		(Cost $684,390,977)
		OTHER ASSETS & LIABILITIES, NET - (1.0)%	(8,048,655)
		NET ASSETS - 100.0%	$821,835,511

Abbreviation(s):
	ADR	American Depositary Receipt
	REIT	Real Estate Investment Trust

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $15,294,595.
m	Indicates a security that has been deemed illiquid.
86

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

TIAA-CREF FUNDS
ENHANCED INTERNATIONAL EQUITY INDEX FUND
SUMMARY OF MARKET VALUES BY SECTOR
October 31, 2013

SECTOR	VALUE	% OF NET ASSETS
FINANCIALS	$221,660,748	27.0%
INDUSTRIALS	98,366,302	12.0
CONSUMER DISCRETIONARY	96,341,200	11.7
CONSUMER STAPLES	86,508,458	10.5
HEALTH CARE	78,623,464	9.6
MATERIALS	67,429,159	8.2
ENERGY	57,069,731	6.9
TELECOMMUNICATION SERVICES	43,092,474	5.2
INFORMATION TECHNOLOGY	34,602,053	4.2
UTILITIES	30,059,518	3.7
SHORT - TERM INVESTMENTS	16,131,059	2.0
OTHER ASSETS & LIABILITIES, NET	(8,048,655)	(1.0)

NET ASSETS	$821,835,511	100.0%
87

TIAA-CREF FUNDS - Global Natural Resources Fund

TIAA-CREF FUNDS

GLOBAL NATURAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

October 31, 2013

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.3%

AUSTRALIA - 7.4%
177,000		Amcor Ltd	$1,813,255
281,293		BHP Billiton Ltd	9,944,658
1,052,651	e	Fortescue Metals Group Ltd	5,162,613
149,234	e	Iluka Resources Ltd	1,448,530
124,618		Oil Search Ltd	1,001,875
		TOTAL AUSTRALIA	19,370,931

AUSTRIA - 0.3%
16,375		Voestalpine AG.	772,499
		TOTAL AUSTRIA	772,499

CANADA - 8.1%
39,780		Agrium, Inc (Toronto)	3,395,598
77,265		Barrick Gold Corp (Canada)	1,502,838
90,898		Goldcorp, Inc	2,315,495
38,500	e	Norbord, Inc	1,092,984
81,029	e	Peyto Energy Trust	2,441,789
101,936		Potash Corp of Saskatchewan (Toronto)	3,167,627
73,189		Suncor Energy, Inc	2,659,695
146,814		Talisman Energy, Inc (Toronto)	1,830,511
48,631	*	Tourmaline Oil Corp	1,885,725
17,323	e	Vermilion Energy Trust	952,171
		TOTAL CANADA	21,244,433

CHILE - 0.2%
18,118		Sociedad Quimica y Minera de Chile S.A. (Class B)	509,780
		TOTAL CHILE	509,780

CHINA - 1.3%
87,500		China Shenhua Energy Co Ltd	266,164
688,700		CNOOC Ltd	1,400,796
248,000		Jiangxi Copper Co Ltd	475,465
1,421,000		Zhaojin Mining Industry Co Ltd	1,147,656
		TOTAL CHINA	3,290,081

COLOMBIA - 0.4%
22,099	e	Ecopetrol S.A. (ADR)	1,046,609
		TOTAL COLOMBIA	1,046,609

FINLAND - 1.6%
295,323		Stora Enso Oyj (R Shares)	2,742,330
94,892		UPM-Kymmene Oyj	1,506,623
		TOTAL FINLAND	4,248,953
88

TIAA-CREF FUNDS - Global Natural Resources Fund

SHARES	COMPANY	VALUE

FRANCE - 1.5%
65,063	Total S.A.	$3,991,806
	TOTAL FRANCE	3,991,806

GERMANY - 0.6%
18,427	Fuchs Petrolub AG. (Preference)	1,487,725
	TOTAL GERMANY	1,487,725

INDIA - 0.9%
125,655	Britannia Industries Ltd	1,917,999
20,034	Kaveri Seed Co Ltd	516,970
	TOTAL INDIA	2,434,969

INDONESIA - 1.4%
443,500	PT Astra Agro Lestari Tbk	731,087
8,033,000	PT Charoen Pokphand Indonesia Tbk	2,776,316
107,500	PT Tambang Batubara Bukit Asam Tbk	115,880
	TOTAL INDONESIA	3,623,283

ISRAEL - 0.2%
69,141	Israel Chemicals Ltd	571,609
	TOTAL ISRAEL	571,609

JAPAN - 2.0%
36,900	JFE Holdings, Inc	838,910
668,700	Nippon Steel Corp	2,207,079
224,000	OJI Paper Co Ltd	1,023,686
74,000	Sumitomo Metal Mining Co Ltd	1,024,944
	TOTAL JAPAN	5,094,619

KOREA, REPUBLIC OF - 0.7%
6,594	Korea Zinc Co Ltd	1,911,532
	TOTAL KOREA, REPUBLIC OF	1,911,532

LUXEMBOURG - 0.7%
123,080	ArcelorMittal	1,938,586
	TOTAL LUXEMBOURG	1,938,586

MALAYSIA - 1.3%
115,800	Genting Plantations BHD	399,154
224,500	Kuala Lumpur Kepong BHD	1,642,764
145,800	Petronas Dagangan BHD	1,413,852
	TOTAL MALAYSIA	3,455,770

MEXICO - 1.5%
126,842	Fresnillo plc	1,982,871
599,800	Kimberly-Clark de Mexico S.A. de C.V. (Class A)	1,823,684
	TOTAL MEXICO	3,806,555
89

TIAA-CREF FUNDS - Global Natural Resources Fund

SHARES		COMPANY	VALUE

NORWAY - 0.8%
48,296		Yara International ASA	$2,079,979
		TOTAL NORWAY	2,079,979

POLAND - 1.0%
47,937		Jastrzebska Spolka Weglowa S.A.	1,034,960
37,839		KGHM Polska Miedz S.A.	1,527,637
		TOTAL POLAND	2,562,597

RUSSIA - 0.9%
17,415		NovaTek OAO (GDR)	2,442,107
		TOTAL RUSSIA	2,442,107

SINGAPORE - 0.3%
1,754,000		Golden Agri-Resources Ltd	846,940
		TOTAL SINGAPORE	846,940

SOUTH AFRICA - 1.4%
47,601	e	Assore Ltd	1,944,079
33,399		Sasol Ltd	1,706,615
		TOTAL SOUTH AFRICA	3,650,694

SWITZERLAND - 6.2%
416,864		Glencore International AG.	2,268,665
34,777		Syngenta AG.	14,036,572
		TOTAL SWITZERLAND	16,305,237

TURKEY - 1.1%
168,772		Koza Altin Isletmeleri AS	2,985,445
		TOTAL TURKEY	2,985,445

UNITED ARAB EMIRATES - 1.0%
266,166		Dragon Oil plc	2,520,147
		TOTAL UNITED ARAB EMIRATES	2,520,147

UNITED KINGDOM - 10.8%
229,149		Antofagasta plc	3,131,771
162,231		BG Group plc	3,309,458
366,084		BHP Billiton plc	11,296,792
196,344		BP plc	1,524,140
177,564		Rio Tinto plc	8,984,766
		TOTAL UNITED KINGDOM	28,246,927

UNITED STATES - 45.7%
21,809		Alliance Holdings GP LP	1,300,689
32,107		Anadarko Petroleum Corp	3,059,476
145,604		Archer Daniels Midland Co	5,955,204
23,701		Cabot Oil & Gas Corp	837,119
31,810		CF Industries Holdings, Inc	6,858,236
79,295		Chevron Corp	9,512,228
90

TIAA-CREF FUNDS - Global Natural Resources Fund

SHARES		COMPANY	VALUE

22,042		Cimarex Energy Co	$2,322,125
191,468	e	Cliffs Natural Resources, Inc	4,916,898
48,639	*	Cobalt International Energy, Inc	1,128,911
18,739	*	Concho Resources, Inc	2,072,721
78,428		ConocoPhillips	5,748,772
27,000		Consol Energy, Inc	985,500
31,274	*,e	Continental Resources, Inc	3,562,109
22,961		EOG Resources, Inc	4,096,242
22,481		Equitable Resources, Inc	1,924,598
61,202		Exxon Mobil Corp	5,484,923
32,829		FMC Corp	2,388,638
80,868		Freeport-McMoRan Copper & Gold, Inc (Class B)	2,972,708
154,708	*	Graphic Packaging Holding Co	1,299,547
105,054		International Paper Co	4,686,459
25,504		LyondellBasell Industries AF S.C.A	1,902,598
35,030		Magellan Midstream Partners LP	2,103,201
180,786		Monsanto Co	18,960,836
85,675		Mosaic Co	3,928,199
6,816	e	NewMarket Corp	2,122,230
45,039		Newmont Mining Corp	1,227,763
44,189	*	Oasis Petroleum, Inc	2,353,064
36,647		Occidental Petroleum Corp	3,521,044
18,382		Packaging Corp of America	1,144,831
7,048		Pioneer Natural Resources Co	1,443,290
27,409		Schweitzer-Mauduit International, Inc	1,696,069
137,774		Southern Copper Corp (NY)	3,850,783
29,773		Tractor Supply Co	2,124,304
60,900	e	Western Refining, Inc	1,965,243
		TOTAL UNITED STATES	119,456,558

		TOTAL COMMON STOCKS	259,896,371
		(Cost $233,977,243)

SHORT-TERM INVESTMENTS - 8.6%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 8.6%
22,400,309	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	22,400,309
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	22,400,309
		TOTAL SHORT-TERM INVESTMENTS	22,400,309
		(Cost $22,400,309)

		TOTAL INVESTMENTS - 107.9%	282,296,680
		(Cost $256,377,552)
		OTHER ASSETS & LIABILITIES, NET - (7.9)%	(20,570,866)
		NET ASSETS - 100.0%	$261,725,814
91

TIAA-CREF FUNDS - Global Natural Resources Fund

Abbreviation(s):
ADR American Depositary Receipt
GDR Global Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $21,575,825.
92

TIAA-CREF FUNDS - Global Natural Resources Fund

TIAA-CREF FUNDS

GLOBAL NATURAL RESOURCES FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2013

SECTOR	VALUE	% OF NET ASSETS
MATERIALS	$157,231,353	60.0%
ENERGY	83,930,596	32.1
CONSUMER STAPLES	16,610,118	6.4
CONSUMER DISCRETIONARY	2,124,304	0.8
SHORT - TERM INVESTMENTS	22,400,309	8.6
OTHER ASSETS & LIABILITIES, NET	(20,570,866)	(7.9)

NET ASSETS	$261,725,814	100.0%
93

TIAA-CREF FUNDS - International Equity Fund

TIAA-CREF FUNDS

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2013

SHARES		COMPANY	VALUE

COMMON STOCKS - 96.5%

CHINA - 1.0%
10,538,000	e	Anhui Conch Cement Co Ltd	$36,775,206
		TOTAL CHINA	36,775,206

FRANCE - 20.0%
3,054,804		Accor S.A.	136,537,267
77,803	e	Atos Origin S.A.	6,631,957
841,029		BNP Paribas	62,045,348
2,706,415		Bouygues S.A.	105,595,699
1,916,542		Compagnie de Saint-Gobain	100,599,390
549,054		Compagnie Generale d’Optique Essilor International S.A.	58,839,561
169,591		Eiffage S.A.	10,050,509
631,929		European Aeronautic Defence and Space Co	43,302,633
101,358		Nexity	3,968,623
1,601,894		Renault S.A.	139,765,614
6		Rexel S.A.	150
1,241,054		Societe Television Francaise 1	23,912,520
38,950		Technip S.A.	4,079,569
196,285		Vinci S.A.	12,559,527
		TOTAL FRANCE	707,888,367

GERMANY - 9.9%
915,255		Bayer AG.	113,539,416
475,895		Henkel KGaA (Preference)	51,382,489
898,905	e	Lanxess AG.	63,131,705
1,580,797		SAP AG.	123,700,728
		TOTAL GERMANY	351,754,338

GREECE - 4.7%
2,971,497	*	Hellenic Telecommunications Organization S.A.	37,397,516
10,158,919	*	National Bank of Greece S.A.	57,700,952
34,202,631	*	Piraeus Bank S.A.	71,397,393
		TOTAL GREECE	166,495,861

HONG KONG - 0.3%
2,798,000	e	Hang Lung Properties Ltd	9,214,166
18,045	e	Hong Kong Exchanges and Clearing Ltd	291,103
		TOTAL HONG KONG	9,505,269

INDIA - 4.4%
386,448		Eicher Motors Ltd	24,888,182
5,214,755		HDFC Bank Ltd	58,070,566
3,332,925		IndusInd Bank Ltd	24,118,080
8,906,281		Mahindra & Mahindra Financial Services Ltd	40,905,309
94

TIAA-CREF FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

3,681,482		Mundra Port and Special Economic Zone Ltd	$8,712,320
		TOTAL INDIA	156,694,457

INDONESIA - 0.6%
36,788,000		PT Indofood Sukses Makmur Tbk	21,672,789
		TOTAL INDONESIA	21,672,789

JAPAN - 12.2%
57,800		Daikin Industries Ltd	3,325,428
972,000		Daiwa House Industry Co Ltd	19,472,824
267,458		Denso Corp	12,856,283
307,200		Don Quijote Co Ltd	20,449,217
4,750		Fanuc Ltd	761,936
42,000		Fast Retailing Co Ltd	14,137,695
1,623,000		Hoya Corp	38,918,486
2,168,000		J Front Retailing Co Ltd	16,870,052
34,697		Kao Corp	1,155,534
25,830		Komatsu Ltd	566,720
19,056,000	*	Mazda Motor Corp	85,780,674
32,057		Mitsubishi Corp	648,547
241,984		Mitsubishi Electric Corp	2,659,878
363,000		Mitsubishi Heavy Industries Ltd	2,306,962
1,240,147		Mitsubishi UFJ Financial Group, Inc	7,897,583
24,000		Mitsui Trust Holdings, Inc	118,538
58,647		Nomura Holdings, Inc	433,227
2,381,675	*	Olympus Corp	76,193,128
125,700		Oriental Land Co Ltd	20,127,971
812,500		Rohm Co Ltd	33,351,214
23,150		Sony Corp	403,844
73,250		Sumitomo Corp	953,224
8,635,000		Sumitomo Heavy Industries Ltd	38,217,953
16,000		Sumitomo Metal Mining Co Ltd	221,610
13,000		Suruga Bank Ltd	206,223
504,100		Toyota Motor Corp	32,684,923
		TOTAL JAPAN	430,719,674

MEXICO - 0.1%
335,800	e	Grupo Financiero Banorte S.A. de C.V.	2,143,396
		TOTAL MEXICO	2,143,396

NETHERLANDS - 2.3%
158,009		ASML Holding NV	14,961,504
5,219,557	*	ING Groep NV	66,328,605
7,680		Royal Dutch Shell plc (A Shares)	255,781
		TOTAL NETHERLANDS	81,545,890

SINGAPORE - 1.2%
34,578,000	e	Genting International plc	42,306,219
		TOTAL SINGAPORE	42,306,219
95

TIAA-CREF FUNDS - International Equity Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

SPAIN - 2.2%
6,787,677		Banco Bilbao Vizcaya Argentaria S.A.			$79,327,006
		TOTAL SPAIN			79,327,006

SWEDEN - 4.9%
5,076,847	e	SKF AB (B Shares)			134,329,931
2,011,039		Trelleborg AB (B Shares)			37,947,614
		TOTAL SWEDEN			172,277,545

SWITZERLAND - 8.0%
2,155,147		Adecco S.A.			158,928,568
109,227		Burckhardt Compression Holding AG.			43,758,213
2,920,350		Clariant AG.			51,456,094
129,692		Swatch Group AG. (Registered)			14,429,839
826,259		UBS AG. (Switzerland)			15,980,726
		TOTAL SWITZERLAND			284,553,440

UNITED KINGDOM - 24.7%
775,930		ARM Holdings plc			12,158,528
257,385		Barclays plc			1,082,937
149,466		BG Group plc			3,049,056
13,913,761		British Sky Broadcasting plc			209,053,793
2,328,869		Drax Group plc			23,776,230
4,923,538		Filtrona plc			61,903,132
81,633,500	*	Lloyds TSB Group plc			100,964,020
25,969,184		Man Group plc			36,959,873
10,733,549	*	Ocado Ltd			74,692,111
499,536		Reckitt Benckiser Group plc			38,843,453
16,710		Rio Tinto plc			845,529
8,438,777	*	Royal Mail plc			75,772,079
1,552,521		SABMiller plc			80,949,606
12,181,749		Tate & Lyle plc			154,597,709
		TOTAL UNITED KINGDOM			874,648,056

		TOTAL COMMON STOCKS			3,418,307,513
		(Cost $3,078,065,583)

RIGHTS / WARRANTS - 0.1%
GREECE - 0.1%
4,028,200		Piraeus Bank S.A.			4,397,306
		TOTAL GREECE			4,397,306

		TOTAL RIGHTS / WARRANTS			4,397,306
		(Cost $3,335,079)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 5.1%
GOVERNMENT AGENCY DEBT - 2.3%
$33,400,000		Federal Home Loan Bank (FHLB)	0.045%	12/06/13	33,398,539
40,155,000		Federal Home Loan Mortgage Corp (FHLMC)	0.030	11/25/13	40,154,197
8,500,000		Federal Home Loan Mortgage Corp (FHLMC)	0.030	12/18/13	8,499,667
		TOTAL GOVERNMENT AGENCY DEBT			82,052,403
96

TIAA-CREF FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.8%
97,860,001	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$97,860,001
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	97,860,001
		TOTAL SHORT-TERM INVESTMENTS	179,912,404
		(Cost $179,912,404)

		TOTAL INVESTMENTS - 101.7%	3,602,617,223
		(Cost $3,261,313,066)
		OTHER ASSETS & LIABILITIES, NET - (1.7)%	(59,566,082)
		NET ASSETS - 100.0%	$3,543,051,141

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $92,112,786.
97

TIAA-CREF FUNDS - International Equity Fund

TIAA-CREF FUNDS

INTERNATIONAL EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2013

SECTOR	VALUE	% OF NET ASSETS
CONSUMER DISCRETIONARY	$847,976,646	23.8%
INDUSTRIALS	805,885,463	22.8
FINANCIALS	659,055,181	18.6
CONSUMER STAPLES	348,601,579	9.8
HEALTH CARE	248,572,105	7.0
INFORMATION TECHNOLOGY	229,722,417	6.5
MATERIALS	214,333,275	6.1
TELECOMMUNICATION SERVICES	37,397,516	1.1
UTILITIES	23,776,230	0.7
ENERGY	7,384,407	0.2
SHORT - TERM INVESTMENTS	179,912,404	5.1
OTHER ASSETS & LIABILITIES, NET	(59,566,082)	(1.7)

NET ASSETS	$3,543,051,141	100.0%
98

TIAA-CREF FUNDS - International Opportunities Fund

TIAA-CREF FUNDS
INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
October 31, 2013

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.4%

ARGENTINA - 0.6%
35,401	e	Mercadolibre, Inc	$4,766,214
		TOTAL ARGENTINA	4,766,214

AUSTRALIA - 3.5%
344,347		Australia & New Zealand Banking Group Ltd	11,019,225
314,626		BHP Billiton Ltd	11,123,092
267,040	e	Iluka Resources Ltd	2,592,006
82,660		National Australia Bank Ltd	2,762,567
		TOTAL AUSTRALIA	27,496,890

BELGIUM - 0.8%
98,782		UCB S.A.	6,484,231
		TOTAL BELGIUM	6,484,231

BRAZIL - 2.2%
623,000		Banco Itau Holding Financeira S.A.	9,639,576
157,700		Cia Brasileira de Distribuicao Grupo Pao de Acucar	7,834,549
		TOTAL BRAZIL	17,474,125

CANADA - 5.0%
58,625	e	Canadian National Railway Co	6,440,794
108,915	e	Dollarama, Inc	9,361,686
82,822	e	Royal Bank of Canada (Toronto)	5,561,978
206,450		Suncor Energy, Inc	7,502,413
78,930		Toronto-Dominion Bank	7,240,076
73,392	*	Tourmaline Oil Corp	2,845,862
		TOTAL CANADA	38,952,809

CHINA - 2.7%
6,680,000	e	China Everbright International Ltd	6,659,264
3,154,000	e,m	Prince Frog International Holdings Ltd	1,895,736
151,400		Tencent Holdings Ltd	8,255,904
8,598,000	*	Xinchen China Power Holdings Ltd	4,190,812
		TOTAL CHINA	21,001,716

COLOMBIA - 0.7%
276,716		Pacific Rubiales Energy Corp (Toronto)	5,724,610
		TOTAL COLOMBIA	5,724,610

DENMARK - 1.2%
54,948		Novo Nordisk AS (Class B)	9,151,731
		TOTAL DENMARK	9,151,731
99

TIAA-CREF FUNDS - International Opportunities Fund

SHARES		COMPANY	VALUE

FRANCE - 4.2%
134,281		BNP Paribas	$9,906,331
433,850	*,e	GameLoft	4,606,446
28,555		L’Oreal S.A.	4,875,672
144,025		Teleperformance	7,623,954
100,300		Total S.A.	6,153,699
		TOTAL FRANCE	33,166,102

GERMANY - 4.0%
52,065		Allianz AG.	8,741,834
82,393		Beiersdorf AG.	7,856,451
158,001	*	Osram Licht AG.	8,187,375
184,732		Wirecard AG.	6,721,167
		TOTAL GERMANY	31,506,827

HONG KONG - 2.1%
1,846,400		AIA Group Ltd	9,375,705
1,376,841		Link REIT	6,926,393
		TOTAL HONG KONG	16,302,098

INDIA - 0.6%
226,900	*	Just Dial Ltd	4,601,820
		TOTAL INDIA	4,601,820

INDONESIA - 0.8%
45,207,600		PT Express Transindo Utama Tbk	6,015,312
		TOTAL INDONESIA	6,015,312

IRELAND - 2.7%
290,997		CRH plc	7,080,992
131,801		Shire Ltd	5,844,107
334,853		Smurfit Kappa Group plc	8,105,626
		TOTAL IRELAND	21,030,725

ITALY - 3.9%
224,840		Brunello Cucinelli S.p.A	7,007,735
435,117		De’Longhi S.p.A.	6,719,439
269,173		Lottomatica S.p.A.	8,174,515
252,425	*,e	Yoox S.p.A	9,080,806
		TOTAL ITALY	30,982,495

JAPAN - 13.7%
1,187,000		Aozora Bank Ltd	3,450,650
218,500		Bridgestone Corp	7,490,767
617,000		Daiwa Securities Group, Inc	5,635,536
299,900		Fuji Heavy Industries Ltd	8,199,724
78,100	*	Infomart Corp	1,718,830
86,100	e	Jin Co Ltd	3,426,613
188,500		Komatsu Ltd	4,135,759
101,600		Maruwa Co Ltd	3,688,229
1,303,000	*	Mitsui OSK Lines Ltd	5,515,376
100

TIAA-CREF FUNDS - International Opportunities Fund

SHARES		COMPANY	VALUE

233,100	e	MonotaRO Co Ltd	$5,479,926
7,100		Next Co Ltd	216,126
510,000		Okasan Holdings, Inc	4,410,104
32,700		Oriental Land Co Ltd	5,236,155
485,900	*	ORIX Corp	8,416,314
343,800	e	Park24 Co Ltd	6,712,541
135,200	e	Sanrio Co Ltd	7,429,488
134,800		Seria Co Ltd	4,501,762
142,300		Sumitomo Mitsui Financial Group, Inc	6,878,194
231,500		Toyota Motor Corp	15,010,037
		TOTAL JAPAN	107,552,131

KOREA, REPUBLIC OF - 2.4%
10,519		Samsung Electronics Co Ltd	14,506,315
94,694	*	Sapphire Technology Co Ltd	3,997,860
		TOTAL KOREA, REPUBLIC OF	18,504,175

MACAU - 0.9%
1,767,600	e	Wynn Macau Ltd	6,785,397
		TOTAL MACAU	6,785,397

MALAYSIA - 0.6%
3,484,000	*	IHH Healthcare BHD	4,562,485
		TOTAL MALAYSIA	4,562,485

NETHERLANDS - 5.1%
74,752		ASML Holding NV	7,078,092
116,109		DSM NV	8,776,977
58,873		Gemalto NV	6,607,880
816,466	*	ING Groep NV	10,375,411
219,796		Royal Dutch Shell plc (A Shares)	7,320,263
		TOTAL NETHERLANDS	40,158,623

NORWAY - 2.8%
96,803	*	Algeta ASA	3,845,744
592,724		DNB NOR Holding ASA	10,506,928
328,483		Statoil ASA	7,772,303
		TOTAL NORWAY	22,124,975

PANAMA - 1.0%
50,080		Copa Holdings S.A. (Class A)	7,488,963
		TOTAL PANAMA	7,488,963

PHILIPPINES - 2.3%
4,320,700	e	Del Monte Pacific Ltd	2,827,725
88,704,800		Megaworld Corp	7,870,039
16,074,900		SM Prime Holdings	7,120,778
		TOTAL PHILIPPINES	17,818,542

POLAND - 0.9%
454,668		Eurocash S.A.	6,984,306
		TOTAL POLAND	6,984,306
101

TIAA-CREF FUNDS - International Opportunities Fund

SHARES		COMPANY	VALUE

RUSSIA - 1.7%
531,666		Gazprom OAO (ADR)	$4,969,695
129,340		Magnit OAO (GDR)	8,306,231
		TOTAL RUSSIA	13,275,926

SINGAPORE - 1.0%
6,274,500	e	Genting International plc	7,676,857
		TOTAL SINGAPORE	7,676,857

SOUTH AFRICA - 0.7%
1,438,188		Life Healthcare Group Holdings Pte Ltd	5,866,080
		TOTAL SOUTH AFRICA	5,866,080

SPAIN - 1.5%
223,068		Amadeus IT Holding S.A.	8,276,332
70,105	e	Tecnicas Reunidas S.A.	3,608,439
		TOTAL SPAIN	11,884,771

SWEDEN - 4.3%
25,989	*	Arcam AB	3,501,269
377,548	e	Elekta AB (B Shares)	5,576,060
232,523	*	Fingerprint Cards AB	1,916,327
213,879		Hennes & Mauritz AB (B Shares)	9,242,104
258,831		Intrum Justitia AB	6,882,152
189,900		Kinnevik Investment AB (Series B)	6,989,113
		TOTAL SWEDEN	34,107,025

SWITZERLAND - 3.7%
84,938		Lonza Group AG.	7,581,813
147,868		Novartis AG.	11,477,894
496,828		UBS AG. (Switzerland)	9,609,181
		TOTAL SWITZERLAND	28,668,888

TAIWAN - 3.3%
797,640		Eclat Textile Co Ltd	8,772,030
359,000		Ginko International Co Ltd	6,810,775
3,624,000	*	Hota Industrial Manufacturing Co Ltd	5,959,769
510,000		King Slide Works Co Ltd	4,514,200
		TOTAL TAIWAN	26,056,774

THAILAND - 0.7%
794,300		Bangkok Bank PCL (ADR)	5,271,348
		TOTAL THAILAND	5,271,348

UKRAINE - 0.4%
193,779		MHP SA (GDR)	3,071,397
		TOTAL UKRAINE	3,071,397
102

TIAA-CREF FUNDS - International Opportunities Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

UNITED KINGDOM - 17.4%
455,470		Antofagasta plc			$6,224,891
1,369,237		Ashtead Group plc			14,388,142
46,429	*	ASOS plc			4,220,709
174,255		Aveva Group plc			7,220,148
2,197,655		Barclays plc			9,246,543
849,582		Countrywide plc			7,601,183
360,402	e	easyJet plc			7,549,386
5,988,070	*	Monitise plc			5,334,310
976,270	*	Ocado Ltd			6,793,622
251,533		PayPoint plc			4,198,434
197,038		Rightmove plc			8,372,982
165,237		SABMiller plc			8,615,581
650,501	*	Sports Direct International plc			7,310,384
4,389,686		Taylor Woodrow plc			7,745,013
440,123		Telecity Group plc			5,380,687
262,376		Travis Perkins plc			7,802,418
81,795		Unilever plc			3,316,873
147,835		Whitbread plc			8,129,606
325,942		WPP plc			6,923,307
		TOTAL UNITED KINGDOM			136,374,219

		TOTAL COMMON STOCKS			778,890,587
		(Cost $738,689,146)

PRINCIPAL	ISSUER

SHORT-TERM INVESTMENTS - 6.6%
TREASURY DEBT - 1.3%
$10,000,000	United States Treasury Bill	0.075%	04/24/14	9,996,130
	TOTAL TREASURY DEBT			9,996,130

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 5.3%
41,283,462	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	41,283,462
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	41,283,462
		TOTAL SHORT-TERM INVESTMENTS	51,279,592
		(Cost $51,279,837)

		TOTAL INVESTMENTS - 106.0%	830,170,179
		(Cost $789,968,983)
		OTHER ASSETS & LIABILITIES, NET - (6.0)%	(46,669,564)
		NET ASSETS - 100.0%	$783,500,615

Abbreviation(s):
ADR American Depositary Receipt
GDR Global Depositary Receipt
REIT Real Estate Investment Trust

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $39,471,734.
m	Indicates a security that has been deemed illiquid.
103

TIAA-CREF FUNDS - International Opportunities Fund

TIAA-CREF FUNDS
INTERNATIONAL OPPORTUNITIES FUND

SUMMARY OF MARKET VALUES BY SECTOR
October 31, 2013

SECTOR	VALUE	% OF NET ASSETS
CONSUMER DISCRETIONARY	$183,977,446	23.4%
FINANCIALS	174,555,007	22.3
INDUSTRIALS	113,095,265	14.4
INFORMATION TECHNOLOGY	94,676,562	12.1
HEALTH CARE	67,200,920	8.6
CONSUMER STAPLES	55,584,519	7.1
ENERGY	45,897,284	5.9
MATERIALS	43,903,584	5.6
SHORT - TERM INVESTMENTS	51,279,592	6.6
OTHER ASSETS & LIABILITIES, NET	(46,669,564)	(6.0)

NET ASSETS	$783,500,615	100.0%
104

TIAA-CREF FUNDS - Equity Index Fund

TIAA-CREF FUNDS

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2013

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.4%

AUTOMOBILES & COMPONENTS - 1.2%
15,582		Allison Transmission Holdings, Inc	$379,422
25,691	*	American Axle & Manufacturing Holdings, Inc	478,109
43,224		BorgWarner, Inc	4,457,691
24,123		Cooper Tire & Rubber Co	627,439
57,229		Dana Holding Corp	1,121,688
119,326		Delphi Automotive plc	6,825,447
9,455		Dorman Products, Inc	459,608
8,623		Drew Industries, Inc	433,392
7,898	*	Federal Mogul Corp (Class A)	161,830
1,468,379		Ford Motor Co	25,123,965
6,300	*	Fox Factory Holding Corp	109,746
6,354	*	Fuel Systems Solutions, Inc	114,118
318,469	*	General Motors Co	11,767,430
53,886		Gentex Corp	1,586,404
15,191	*	Gentherm, Inc	354,710
93,892		Goodyear Tire & Rubber Co	1,969,854
83,394		Harley-Davidson, Inc	5,340,552
261,266		Johnson Controls, Inc	12,057,426
30,171		Lear Corp	2,334,934
19,110	*	Modine Manufacturing Co	254,545
4,368		Remy International, Inc	96,227
1,282		Shiloh Industries, Inc	21,050
10,146		Spartan Motors, Inc	68,891
7,102		Standard Motor Products, Inc	256,808
12,077	*	Stoneridge, Inc	154,102
9,325		Superior Industries International, Inc	174,844
23,169	*	Tenneco, Inc	1,229,579
32,323	*,e	Tesla Motors, Inc	5,169,741
16,461		Thor Industries, Inc	954,903
2,033	*	Tower International, Inc	43,140
40,562	*	TRW Automotive Holdings Corp	3,046,612
18,955	*	Visteon Corp	1,461,241
11,834	*	Winnebago Industries, Inc	350,996
		TOTAL AUTOMOBILES & COMPONENTS	88,986,444

BANKS - 3.4%
5,849		1st Source Corp	183,542
8,456		1st United Bancorp, Inc	64,604
2,221		Access National Corp	32,271
2,364		American National Bankshares, Inc	54,230
9,012	*	Ameris Bancorp	164,920
3,475		Ames National Corp	78,292
12,293		Apollo Residential Mortgage	185,133
4,132	e	Arrow Financial Corp	106,647
105

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

65,217		Associated Banc-Corp	$1,060,428
33,405		Astoria Financial Corp	441,280
3,148		Banc of California, Inc	44,418
2,576		Bancfirst Corp	143,148
11,115		Banco Latinoamericano de Exportaciones S.A. (Class E)	291,546
36,303		Bancorpsouth, Inc	802,296
17,431		Bank Mutual Corp	110,861
19,197		Bank of Hawaii Corp	1,113,042
1,840		Bank of Kentucky Financial Corp	53,010
1,613		Bank of Marin Bancorp	68,633
11,787		Bank of the Ozarks, Inc	583,221
6,216		BankFinancial Corp	57,747
24,876		BankUnited	765,435
8,283		Banner Corp	316,908
1,212		Bar Harbor Bankshares	45,741
270,766		BB&T Corp	9,197,921
31,029		BBCN Bancorp, Inc	460,160
2,577	*	BBX Capital Corp	33,991
10,034	*	Beneficial Mutual Bancorp, Inc	97,831
11,313		Berkshire Hills Bancorp, Inc	287,011
6,773		BNC Bancorp	88,794
3,897	*	BofI Holding, Inc	235,457
10,186		BOK Financial Corp	623,689
30,356		Boston Private Financial Holdings, Inc	345,755
2,675		Bridge Bancorp, Inc	61,766
2,877	*	Bridge Capital Holdings	50,606
27,051		Brookline Bancorp, Inc	239,942
5,252		Bryn Mawr Bank Corp	146,321
996		C&F Financial Corp	53,694
2,827		Camden National Corp	114,069
3,554	*	Capital Bank Financial Corp	78,970
3,380	*	Capital City Bank Group, Inc	41,574
75,020		CapitalSource, Inc	981,262
63,115		Capitol Federal Financial	799,667
10,394		Cardinal Financial Corp	171,501
31,797		Cathay General Bancorp	783,160
4,182		Center Bancorp, Inc	62,563
9,453		Centerstate Banks of Florida, Inc	93,207
8,232		Central Pacific Financial Corp	151,633
710		Century Bancorp, Inc	23,075
8,748		Charter Financial Corp	94,828
10,779		Chemical Financial Corp	315,717
1,372		Chemung Financial Corp	48,336
76,763	*	CIT Group, Inc	3,696,906
3,694		Citizens & Northern Corp	72,993
5,654	e	City Holding Co	257,257
17,782		City National Corp	1,282,260
1,548		Clifton Savings Bancorp, Inc	19,551
3,610		CNB Financial Corp	72,236
13,589		CoBiz, Inc	147,441
20,081		Columbia Banking System, Inc	515,881
71,164		Comerica, Inc	3,081,401
106

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

30,498		Commerce Bancshares, Inc	$1,403,213
16,220		Community Bank System, Inc	588,948
5,292		Community Trust Bancorp, Inc	225,386
2,779	*	CommunityOne Bancorp	29,902
3,357	*	CU Bancorp	62,440
21,914	e	Cullen/Frost Bankers, Inc	1,551,292
7,620	*	Customers Bancorp, Inc	127,635
36,880		CVB Financial Corp	536,235
11,236		Dime Community Bancshares	183,821
2,329	*	Doral Financial Corp	39,360
8,370	*	Eagle Bancorp, Inc	221,386
52,560		East West Bancorp, Inc	1,770,746
2,716		Enterprise Bancorp, Inc	53,071
6,884	e	Enterprise Financial Services Corp	124,119
4,237		ESB Financial Corp	56,394
3,960		ESSA Bancorp, Inc	43,402
30,843		EverBank Financial Corp	466,346
2,647	*	Farmers Capital Bank Corp	54,369
3,898		Federal Agricultural Mortgage Corp (Class C)	139,120
2,999		Fidelity Southern Corp	45,798
334,961		Fifth Third Bancorp	6,374,308
4,256		Financial Institutions, Inc	100,740
7,695		First Bancorp (NC)	115,271
29,812	*,e	First Bancorp (Puerto Rico)	165,457
2,602		First Bancorp, Inc	45,301
23,133		First Busey Corp	119,598
2,879		First Citizens Bancshares, Inc (Class A)	609,571
37,222		First Commonwealth Financial Corp	323,459
6,839		First Community Bancshares, Inc	114,143
5,395		First Connecticut Bancorp	79,199
2,946		First Defiance Financial Corp	76,066
25,911		First Financial Bancorp	402,139
11,317	e	First Financial Bankshares, Inc	696,109
4,196		First Financial Corp	144,930
9,814		First Financial Holdings, Inc	588,153
5,071		First Financial Northwest, Inc	54,970
96,986		First Horizon National Corp	1,032,901
6,709		First Interstate Bancsystem, Inc	168,463
11,816		First Merchants Corp	222,141
33,195		First Midwest Bancorp, Inc	552,033
1,571	*	First NBC Bank Holding Co	41,867
134,758		First Niagara Financial Group, Inc	1,486,381
2,446		First of Long Island Corp	96,250
45,283		First Republic Bank	2,312,603
22,525	*,e	First Security Group, Inc	45,726
62,924		FirstMerit Corp	1,413,273
7,423	*	Flagstar Bancorp, Inc	120,327
11,078		Flushing Financial Corp	222,557
55,422		FNB Corp	693,329
4,259		Fox Chase Bancorp, Inc	73,553
4,177		Franklin Financial Corp	78,820
77,849		Fulton Financial Corp	950,536
107

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

4,921		German American Bancorp, Inc	$133,753
27,378		Glacier Bancorp, Inc	756,454
3,971		Great Southern Bancorp, Inc	111,506
4,513		Guaranty Bancorp	60,925
32,474		Hancock Holding Co	1,064,498
11,875		Hanmi Financial Corp	207,575
6,024		Heartland Financial USA, Inc	159,576
6,136		Heritage Commerce Corp	47,799
4,718		Heritage Financial Corp	76,101
5,855	*	Heritage Oaks Bancorp	40,107
358		Hingham Institution for Savings	26,034
2,141	*	Home Bancorp, Inc	38,902
17,532		Home Bancshares, Inc	593,984
4,914		Home Federal Bancorp, Inc	76,609
27,085		Home Loan Servicing Solutions Ltd	639,477
3,989		HomeStreet, Inc	75,871
8,420	*	HomeTrust Bancshares, Inc	135,983
3,362		Horizon Bancorp	72,989
202,050		Hudson City Bancorp, Inc	1,814,409
6,296		Hudson Valley Holding Corp	116,413
322,960		Huntington Bancshares, Inc	2,842,048
12,002		IBERIABANK Corp	701,277
8,502		Independent Bank Corp	305,052
1,522		Independent Bank Group, Inc	57,425
20,460		International Bancshares Corp	467,511
7,007	*	Intervest Bancshares Corp	51,081
17,087		Investors Bancorp, Inc	405,133
3,901	*	Kearny Financial Corp	40,960
352,889		Keycorp	4,421,699
11,287		Lakeland Bancorp, Inc	128,672
6,729		Lakeland Financial Corp	239,485
2,173	e	LCNB Corp	43,786
49,499	e	M&T Bank Corp	5,570,122
8,897	*,e	Macatawa Bank Corp	43,684
7,844		MainSource Financial Group, Inc	127,230
21,028		MB Financial, Inc	624,532
2,590		Mercantile Bank Corp	56,566
1,433		Merchants Bancshares, Inc	42,961
3,246	*	Meridian Interstate Bancorp, Inc	77,060
4,787		MetroCorp Bancshares, Inc	68,598
121,112	*	MGIC Investment Corp	985,852
1,630		Middleburg Financial Corp	29,862
2,305		Midsouth Bancorp, Inc	34,990
2,098		MidWestOne Financial Group, Inc	55,429
1,196	*,e	NASB Financial, Inc	30,797
19,899		National Bank Holdings Corp	417,879
2,101	e	National Bankshares, Inc	73,850
49,193		National Penn Bancshares, Inc	510,131
7,292	*,e	Nationstar Mortgage Holdings, Inc	374,225
16,606		NBT Bancorp, Inc	404,688
169,986	e	New York Community Bancorp, Inc	2,755,473
9,576	*	NewBridge Bancorp	71,437
108

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

22,055		Northfield Bancorp, Inc	$285,171
1,920		Northrim BanCorp, Inc	48,192
39,731		Northwest Bancshares, Inc	555,837
4,407		OceanFirst Financial Corp	77,519
39,479	*	Ocwen Financial Corp	2,219,904
17,355		OFG Bancorp	257,028
40,883		Old National Bancorp	594,439
3,534	*	OmniAmerican Bancorp, Inc	77,465
23,480		Oritani Financial Corp	380,846
5,561		Pacific Continental Corp	76,631
5,144	*	Pacific Premier Bancorp, Inc	71,553
16,994	e	PacWest Bancorp	646,622
1,441	*,e	Palmetto Bancshares, Inc	19,338
5,749	e	Park National Corp	455,436
16,587		Park Sterling Bank	107,981
2,656		Peapack Gladstone Financial Corp	48,711
1,124		Penns Woods Bancorp, Inc	57,549
5,281	*	Pennsylvania Commerce Bancorp, Inc	112,697
4,791	*	PennyMac Financial Services, Inc	77,135
3,205		Peoples Bancorp, Inc	71,856
126,242		People’s United Financial, Inc	1,821,672
13,363	*	Pinnacle Financial Partners, Inc	414,253
203,233		PNC Financial Services Group, Inc	14,943,722
39,430	*	Popular, Inc	995,607
3,650	*	Preferred Bank	70,153
24,843		PrivateBancorp, Inc	605,175
22,956		Prosperity Bancshares, Inc	1,433,602
2,835		Provident Financial Holdings, Inc	42,979
22,929		Provident Financial Services, Inc	429,689
66,237	e	Radian Group, Inc	965,073
520,054		Regions Financial Corp	5,008,120
11,564		Renasant Corp	331,656
4,212		Republic Bancorp, Inc (Class A)	96,960
11,315		Rockville Financial, Inc	148,792
2,577	*	Roma Financial Corp	50,148
11,366		S&T Bancorp, Inc	278,694
5,455		S.Y. Bancorp, Inc	163,705
8,599		Sandy Spring Bancorp, Inc	210,590
21,460	*	Seacoast Banking Corp of Florida	48,929
3,841		Sierra Bancorp	72,710
18,377	*	Signature Bank	1,871,146
6,265		Simmons First National Corp (Class A)	205,116
6,753	e	Southside Bancshares, Inc	184,357
7,722	*	Southwest Bancorp, Inc	123,629
11,285		State Bank & Trust Co	192,522
8,748		StellarOne Corp	203,653
17,232		Sterling Bancorp/DE	201,959
12,004		Sterling Bancorp-N Y	177,059
13,088		Sterling Financial Corp	379,028
4,350	*	Suffolk Bancorp	85,042
11,250	*	Sun Bancorp, Inc	37,125
109

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

200,198		SunTrust Banks, Inc	$6,734,661
72,354		Susquehanna Bancshares, Inc	852,692
17,212	*	SVB Financial Group	1,648,565
303,079		Synovus Financial Corp	985,007
6,490	*	Taylor Capital Group, Inc	149,270
62,519		TCF Financial Corp	949,038
3,666		Territorial Bancorp, Inc	79,955
15,526	*	Texas Capital Bancshares, Inc	808,128
41,160	*	TFS Financial Corp	499,682
11,214	*	The Bancorp, Inc	181,330
5,590		Tompkins Trustco, Inc	275,699
9,354	e	TowneBank	136,194
3,655		Tree.com, Inc	107,859
6,050		Trico Bancshares	153,005
2,504	*,e	Tristate Capital Holdings, Inc	31,325
33,241		Trustco Bank Corp NY	223,380
29,637		Trustmark Corp	804,941
12,165		UMB Financial Corp	716,762
44,848	e	Umpqua Holdings Corp	734,162
7,725	e	Union Bankshares Corp	186,327
22,239	e	United Bankshares, Inc	657,830
15,479	*	United Community Banks, Inc	241,318
14,925	*	United Community Financial Corp	59,700
6,425		United Financial Bancorp, Inc	100,744
6,493		Univest Corp of Pennsylvania	129,665
711,496		US Bancorp	26,581,491
79,696	e	Valley National Bancorp	777,036
18,364		ViewPoint Financial Group	400,519
10,131	*	Virginia Commerce Bancorp	162,400
6,380	*	Walker & Dunlop, Inc	82,812
4,649		Washington Banking Co	79,079
43,667		Washington Federal, Inc	994,734
5,261		Washington Trust Bancorp, Inc	173,034
34,448		Webster Financial Corp	960,755
1,850,405		Wells Fargo & Co	78,993,789
9,847		WesBanco, Inc	289,502
4,720		West Bancorporation, Inc	65,230
10,270	e	Westamerica Bancorporation	528,700
28,095	*	Western Alliance Bancorp	594,209
7,986		Westfield Financial, Inc	57,579
22,499		Wilshire Bancorp, Inc	190,567
14,529		Wintrust Financial Corp	632,157
3,011		WSFS Financial Corp	210,800
5,513	*	Yadkin Financial Corp	90,523
70,495		Zions Bancorporation	1,999,943
		TOTAL BANKS	256,494,269

CAPITAL GOODS - 8.4%
263,726		3M Co	33,189,917
29,684		A.O. Smith Corp	1,533,179
10,369		Aaon, Inc	280,067
14,311		AAR Corp	419,026
110

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

18,679	*	Accuride Corp	$84,055
10,671		Aceto Corp	170,202
26,745		Actuant Corp (Class A)	1,004,542
16,604		Acuity Brands, Inc	1,668,868
40,017	*	Aecom Technology Corp	1,271,740
17,209	*	Aegion Corp	352,784
7,897	*	Aerovironment, Inc	214,088
36,731		AGCO Corp	2,144,356
26,738		Air Lease Corp	786,097
26,219		Aircastle Ltd	494,753
2,787		Alamo Group, Inc	131,519
10,576		Albany International Corp (Class A)	389,303
12,317		Alliant Techsystems, Inc	1,340,952
12,909		Altra Holdings, Inc	392,046
7,666	*	Ameresco, Inc	80,186
5,930	e	American Railcar Industries, Inc	242,893
4,637		American Science & Engineering, Inc	305,022
20,793	*,e	American Superconductor Corp	45,329
3,969	*	American Woodmark Corp	134,628
91,663		Ametek, Inc	4,384,241
3,985		Ampco-Pittsburgh Corp	73,364
9,213	*	API Technologies Corp	26,902
12,974		Apogee Enterprises, Inc	405,827
16,487		Applied Industrial Technologies, Inc	780,000
5,143		Argan, Inc	114,432
9,943	*	Armstrong World Industries, Inc	531,254
36,830	*	ArvinMeritor, Inc	253,022
7,049		Astec Industries, Inc	238,327
7,720	*	Astronics Corp	378,743
864	*,e	Astronics Corp (Class B)	41,723
9,722		AZZ, Inc	436,518
42,867		Babcock & Wilcox Co	1,380,746
19,306		Barnes Group, Inc	686,135
37,716	*	BE Aerospace, Inc	3,061,031
18,664	*	Beacon Roofing Supply, Inc	647,827
17,382	*	Blount International, Inc	211,713
7,295	*	Bluelinx Holdings, Inc	13,569
290,622		Boeing Co	37,926,171
17,419		Brady Corp (Class A)	508,461
17,803		Briggs & Stratton Corp	326,507
18,279	*	Builders FirstSource, Inc	135,447
6,609	*	CAI International, Inc	144,671
154,005	*,e	Capstone Turbine Corp	195,586
24,252		Carlisle Cos, Inc	1,762,635
251,608		Caterpillar, Inc	20,974,043
11,724	*	Chart Industries, Inc	1,259,978
38,344		Chicago Bridge & Iron Co NV	2,840,907
6,684		CIRCOR International, Inc	493,079
18,991		Clarcor, Inc	1,110,594
3,243		Coleman Cable, Inc	79,778
31,361	*	Colfax Corp	1,754,962
7,576	*	Columbus McKinnon Corp	197,052
111

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

14,302		Comfort Systems USA, Inc	$266,446
11,607	*	Commercial Vehicle Group, Inc	91,347
18,503		Crane Co	1,174,940
6,626		Cubic Corp	347,865
72,348		Cummins, Inc	9,189,643
17,096		Curtiss-Wright Corp	851,039
231,012		Danaher Corp	16,653,655
147,961		Deere & Co	12,109,128
27,840	*	DigitalGlobe, Inc	885,869
56,064		Donaldson Co, Inc	2,220,695
8,590		Douglas Dynamics, Inc	130,310
63,664		Dover Corp	5,843,719
4,040	*	Ducommun, Inc	100,434
3,307	*	DXP Enterprises, Inc	303,913
12,599	*	Dycom Industries, Inc	373,560
6,057		Dynamic Materials Corp	133,860
177,964		Eaton Corp	12,557,140
7,895	*	Edgen Group, Inc	94,503
25,620		EMCOR Group, Inc	949,477
274,231		Emerson Electric Co	18,365,250
7,351		Encore Wire Corp	364,095
12,345	*	Energy Recovery, Inc	72,095
18,377		EnerSys	1,219,314
6,454	*	Engility Holdings, Inc	199,880
5,804	*,e	Enphase Energy, Inc	43,820
9,371	*	EnPro Industries, Inc	559,168
1,465	*,e	Erickson Air-Crane, Inc	28,714
9,475		ESCO Technologies, Inc	341,858
11,455	*	Esterline Technologies Corp	918,233
78,015		Exelis, Inc	1,286,467
113,641	e	Fastenal Co	5,659,322
23,562	*	Federal Signal Corp	322,564
12,528	*	Flow International Corp	49,987
54,613		Flowserve Corp	3,793,965
62,202		Fluor Corp	4,616,632
61,648		Fortune Brands Home & Security, Inc	2,655,796
17,542		Franklin Electric Co, Inc	663,965
3,620		Freightcar America, Inc	80,509
69,187	*,e	FuelCell Energy, Inc	92,711
16,219	*	Furmanite Corp	182,464
17,900		GATX Corp	922,745
23,099	*,e	GenCorp, Inc	388,063
19,651		Generac Holdings, Inc	969,777
18,528		General Cable Corp	610,127
115,196		General Dynamics Corp	9,979,429
3,961,223		General Electric Co	103,546,369
11,486	*	Gibraltar Industries, Inc	183,891
3,003	*	Global Brass & Copper Holdings, Inc	56,246
6,344		Global Power Equipment Group, Inc	129,164
5,784		Gorman-Rupp Co	235,640
23,662		Graco, Inc	1,828,126
47,638	*,e	GrafTech International Ltd	423,978
112

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

4,428		Graham Corp	$162,995
14,471		Granite Construction, Inc	468,137
23,276		Great Lakes Dredge & Dock Corp	189,001
9,362	*	Greenbrier Cos, Inc	248,467
17,223		Griffon Corp	215,804
10,434	*	H&E Equipment Services, Inc	261,163
3,407		Hardinge, Inc	50,390
30,803		Harsco Corp	858,788
23,800	*	HD Supply Holdings, Inc	480,522
25,314		Heico Corp	1,356,311
37,613	*	Hexcel Corp	1,591,406
300,969		Honeywell International, Inc	26,103,041
5,385		Houston Wire & Cable Co	74,690
22,632		Hubbell, Inc (Class B)	2,433,845
18,949		Huntington Ingalls	1,355,801
1,898		Hurco Cos, Inc	46,482
4,224		Hyster-Yale Materials Handling, Inc	331,331
31,323		IDEX Corp	2,165,985
18,687	*	II-VI, Inc	318,800
142,148		Illinois Tool Works, Inc	11,199,841
113,929		Ingersoll-Rand plc	7,693,625
4,851		Innovative Solutions & Support, Inc	38,226
6,765		Insteel Industries, Inc	112,231
34,338		ITT Corp	1,364,249
49,864	*	Jacobs Engineering Group, Inc	3,032,728
10,900		John Bean Technologies Corp	296,262
40,712	e	Joy Global, Inc	2,310,406
4,807		Kadant, Inc	172,091
10,322		Kaman Corp	383,772
57,032		KBR, Inc	1,969,885
28,987		Kennametal, Inc	1,333,402
14,738	*,e	KEYW Holding Corp	169,487
15,051	*	Kratos Defense & Security Solutions, Inc	127,632
34,335		L-3 Communications Holdings, Inc	3,448,951
8,671	*	Layne Christensen Co	167,697
3,627		LB Foster Co (Class A)	169,562
19,240		Lennox International, Inc	1,501,874
31,825		Lincoln Electric Holdings, Inc	2,203,563
4,945	e	Lindsay Manufacturing Co	375,869
3,974	*	LMI Aerospace, Inc	62,392
100,409		Lockheed Martin Corp	13,388,536
5,746		LSI Industries, Inc	52,921
7,012	*	Lydall, Inc	127,759
4,394	*	Manitex International, Inc	56,814
51,424		Manitowoc Co, Inc	1,000,711
133,680		Masco Corp	2,824,658
21,699	*	Mastec, Inc	693,717
7,164	*	Middleby Corp	1,630,885
5,071		Miller Industries, Inc	95,031
19,641	*	Moog, Inc (Class A)	1,173,157
31,747	*	MRC Global, Inc	887,329
18,383		MSC Industrial Direct Co (Class A)	1,403,910
113

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

10,704		Mueller Industries, Inc	$645,344
62,679		Mueller Water Products, Inc (Class A)	537,159
8,966	*	MYR Group, Inc	237,151
1,821	e	National Presto Industries, Inc	128,472
21,222	*,e	Navistar International Corp	767,388
8,107	*	NCI Building Systems, Inc	116,984
6,966		NN, Inc	112,013
24,493		Nordson Corp	1,765,700
2,800	*	Nortek, Inc	196,476
83,739		Northrop Grumman Corp	9,002,780
3,916	*	Northwest Pipe Co	141,093
23,002	*	Orbital Sciences Corp	530,656
11,476	*	Orion Marine Group, Inc	143,450
33,547	*	Oshkosh Truck Corp	1,596,502
45,435	*	Owens Corning, Inc	1,632,480
135,061		Paccar, Inc	7,509,392
42,447		Pall Corp	3,417,832
56,938		Parker Hannifin Corp	6,645,803
2,377	*	Patrick Industries, Inc	74,353
77,969		Pentair Ltd	5,230,940
14,306	*	Perini Corp	328,323
12,273	*	Pgt, Inc	128,253
10,096		Pike Electric Corp	109,138
6,151	*	Ply Gem Holdings, Inc	91,650
9,067	*	PMFG, Inc	71,085
17,763	*,e	Polypore International, Inc	802,888
3,331	*	Powell Industries, Inc	209,287
780	*	Power Solutions International, Inc	45,443
12,839	*	PowerSecure International, Inc	232,129
56,116		Precision Castparts Corp	14,222,600
704		Preformed Line Products Co	59,150
14,897		Primoris Services Corp	387,918
6,465	*,e	Proto Labs, Inc	542,155
13,031		Quanex Building Products Corp	231,691
79,515	*	Quanta Services, Inc	2,402,148
13,831		Raven Industries, Inc	461,402
124,596		Raytheon Co	10,262,973
8,707	*	RBC Bearings, Inc	598,955
16,766		Regal-Beloit Corp	1,229,451
28,397	*,e	Revolution Lighting Technologies, Inc	84,907
13,598	*	Rexnord Corp	319,825
52,020		Rockwell Automation, Inc	5,743,528
52,075		Rockwell Collins, Inc	3,636,397
37,705		Roper Industries, Inc	4,781,371
13,221	*	Rush Enterprises, Inc (Class A)	378,385
15,523		Simpson Manufacturing Co, Inc	550,290
22,253		Snap-On, Inc	2,315,870
8,231	*,e	SolarCity Corp	438,548
2,312	*	Sparton Corp	61,014
44,910	*	Spirit Aerosystems Holdings, Inc (Class A)	1,198,648
17,950		SPX Corp	1,628,244
4,897		Standex International Corp	301,214
114

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

60,271		Stanley Works	$4,766,833
4,846	*	Sterling Construction Co, Inc	46,522
8,131		Sun Hydraulics Corp	322,638
12,916	e	TAL International Group, Inc	623,972
17,883	*	Taser International, Inc	317,781
6,878	*	Tecumseh Products Co (Class A)	53,648
13,991	*	Teledyne Technologies, Inc	1,242,681
6,678		Tennant Co	405,288
44,266	*	Terex Corp	1,547,097
8,149	e	Textainer Group Holdings Ltd	308,847
106,142		Textron, Inc	3,055,828
2,347	*,e	The ExOne Company	120,471
10,365	*	Thermon Group Holdings	243,681
32,984		Timken Co	1,741,885
21,724	e	Titan International, Inc	314,998
10,884	*,e	Titan Machinery, Inc	191,994
22,433		Toro Co	1,322,201
19,679		TransDigm Group, Inc	2,861,523
6,417	*	Trex Co, Inc	450,602
18,987	*	Trimas Corp	718,848
30,217		Trinity Industries, Inc	1,529,887
19,019		Triumph Group, Inc	1,362,711
4,337		Twin Disc, Inc	112,198
37,327	*,e	United Rentals, Inc	2,410,951
353,081		United Technologies Corp	37,514,857
8,259		Universal Forest Products, Inc	437,066
28,917		URS Corp	1,567,880
28,811	*,e	USG Corp	786,828
9,654		Valmont Industries, Inc	1,356,387
5,781	*	Vicor Corp	50,931
22,420		W.W. Grainger, Inc	6,030,307
26,347	*	Wabash National Corp	307,206
20,910	*	WABCO Holdings, Inc	1,791,569
9,798		Watsco, Inc	933,651
10,912		Watts Water Technologies, Inc (Class A)	630,495
16,226	*,e	WESCO International, Inc	1,386,674
36,683		Westinghouse Air Brake Technologies Corp	2,391,365
25,723		Woodward Governor Co	1,031,235
8,207	*	Xerium Technologies, Inc	98,402
71,418		Xylem, Inc	2,463,921
		TOTAL CAPITAL GOODS	634,439,543

COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
19,145		ABM Industries, Inc	526,679
18,732	e	Acacia Research (Acacia Technologies)	282,666
43,662	*	ACCO Brands Corp	255,423
8,204	e	Acorn Energy, Inc	30,847
8,031		Administaff, Inc	310,559
83,483	e	ADT Corp	3,620,658
14,166	*	Advisory Board Co	971,788
6,682		American Ecology Corp	237,545
18,662	*	ARC Document Solutions, Inc	116,451
115

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

3,118		Barrett Business Services, Inc	$259,636
16,782		Brink’s Co	526,955
13,804	*	Casella Waste Systems, Inc (Class A)	81,582
11,843	*	CBIZ, Inc	96,639
5,378		CDI Corp	86,317
4,740	e	Ceco Environmental Corp	83,661
19,758	*,e	Cenveo, Inc	62,040
39,318		Cintas Corp	2,114,129
22,755	*	Clean Harbors, Inc	1,405,121
3,492	*	Consolidated Graphics, Inc	223,802
34,268	*,e	Coolbrands International, Inc	20,691
42,447	*	Copart, Inc	1,368,067
12,816		Corporate Executive Board Co	934,286
44,013		Corrections Corp of America	1,628,481
2,988		Courier Corp	50,766
40,540		Covanta Holding Corp	696,072
4,650	*	CRA International, Inc	88,582
18,070		Deluxe Corp	850,916
15,236		Dun & Bradstreet Corp	1,657,524
9,244	*	EnerNOC, Inc	153,728
10,065		Ennis, Inc	178,654
46,676		Equifax, Inc	3,018,537
5,153		Exponent, Inc	389,618
3,955	*	Franklin Covey Co	74,354
16,226	*	FTI Consulting, Inc	658,451
7,447		G & K Services, Inc (Class A)	464,693
27,261		Geo Group, Inc	961,495
5,783	*	GP Strategies Corp	162,040
25,312		Healthcare Services Group	693,296
7,483		Heidrick & Struggles International, Inc	138,585
2,270	*	Heritage-Crystal Clean, Inc	40,111
25,034		Herman Miller, Inc	759,532
16,751		HNI Corp	650,776
8,902	*	Huron Consulting Group, Inc	521,390
7,449	*	ICF International, Inc	257,884
50,177	*	ICO Global Communications Holdings Ltd	111,895
25,119	*	IHS, Inc (Class A)	2,739,227
16,934	*,e	Innerworkings, Inc	162,058
22,540		Interface, Inc	456,435
5,323		Intersections, Inc	45,618
65,722		Iron Mountain, Inc	1,744,262
29,019		KAR Auction Services, Inc	862,445
8,091		Kelly Services, Inc (Class A)	168,778
9,799		Kforce, Inc	192,942
11,755		Kimball International, Inc (Class B)	137,533
18,644		Knoll, Inc	306,134
16,756	*	Korn/Ferry International	398,793
29,449		Manpower, Inc	2,299,967
9,593		McGrath RentCorp	342,182
10,756		Mine Safety Appliances Co	518,009
6,009	*	Mistras Group, Inc	110,325
14,696	*	Mobile Mini, Inc	530,819
116

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

4,295		Multi-Color Corp	$149,595
2,364	*	National Technical Systems, Inc	54,112
18,361	*	Navigant Consulting, Inc	318,563
83,266		Nielsen Holdings NV	3,284,011
1,974		NL Industries, Inc	23,017
30,943	*,e	Odyssey Marine Exploration, Inc	67,146
17,555	*	On Assignment, Inc	593,183
10,412	*	Performant Financial Corp	103,808
76,537	e	Pitney Bowes, Inc	1,633,300
9,506	e	Quad	331,949
69,228	e	R.R. Donnelley & Sons Co	1,285,564
101,335		Republic Services, Inc	3,391,682
13,734		Resources Connection, Inc	175,246
53,192		Robert Half International, Inc	2,049,488
24,395		Rollins, Inc	674,278
12,267	*	RPX Corp	219,089
3,482		Schawk, Inc (Class A)	50,907
5,881	*	Standard Parking Corp	155,670
33,167		Steelcase, Inc (Class A)	543,607
33,790	*	Stericycle, Inc	3,926,398
7,886	*	Team, Inc	294,069
24,838	*	Tetra Tech, Inc	649,017
24,838		Towers Watson & Co	2,851,651
5,055	*	TRC Cos, Inc	38,873
13,156	*	TrueBlue, Inc	324,953
5,480		Unifirst Corp	563,454
14,427		United Stationers, Inc	641,136
57,951	*	Verisk Analytics, Inc	3,970,803
7,823		Viad Corp	208,874
1,211		VSE Corp	53,042
9,485	*	WageWorks, Inc	485,727
47,153		Waste Connections, Inc	2,015,319
174,800		Waste Management, Inc	7,610,792
6,588		West Corp	145,068
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	77,721,840

CONSUMER DURABLES & APPAREL - 1.6%
47,687	*,e	American Apparel, Inc	63,901
4,947		Arctic Cat, Inc	259,223
3,514		Bassett Furniture Industries, Inc	49,196
9,403	*,e	Beazer Homes USA, Inc	170,853
4,756	e	Blyth, Inc	65,680
34,608		Brunswick Corp	1,561,859
33,944	e	Callaway Golf Co	286,148
22,646		Carter’s, Inc	1,565,971
2,607	*	Cavco Industries, Inc	152,692
9,316	*,e	Clarus Corp	138,902
107,281		Coach, Inc	5,437,001
6,402	e	Columbia Sportswear Co	428,102
2,827	*	Costa, Inc	56,879
32,035	*	CROCS, Inc	390,186
2,574		CSS Industries, Inc	66,641
117

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

4,789		Culp, Inc	$92,667
13,668	*,e	Deckers Outdoor Corp	940,768
106,090		DR Horton, Inc	2,010,406
9,554	e	Ethan Allen Interiors, Inc	254,519
3,766	*	EveryWare Global, Inc	36,229
43,600	*	Fifth & Pacific Cos, Inc	1,154,964
1,383		Flexsteel Industries, Inc	37,977
19,621	*	Fossil Group, Inc	2,490,690
46,844	e	Garmin Ltd	2,189,957
7,448	*	G-III Apparel Group Ltd	422,451
37,485		Hanesbrands, Inc	2,553,478
25,140		Harman International Industries, Inc	2,036,843
43,813	e	Hasbro, Inc	2,262,941
12,254	*	Helen of Troy Ltd	572,507
3,179		Hooker Furniture Corp	50,228
42,773	*,e	Hovnanian Enterprises, Inc (Class A)	216,431
22,477	*	Iconix Brand Group, Inc	811,195
12,744	*	iRobot Corp	431,639
6,899	e	Jakks Pacific, Inc	44,430
50,942	*	Jarden Corp	2,820,149
1,650		Johnson Outdoors, Inc	45,260
29,182		Jones Apparel Group, Inc	453,488
35,932	e	KB Home	609,766
22,054		La-Z-Boy, Inc	509,006
22,633	*,e	Leapfrog Enterprises, Inc	193,739
54,196		Leggett & Platt, Inc	1,611,789
61,820	e	Lennar Corp (Class A)	2,197,701
6,832	*	Libbey, Inc	145,863
2,759		Lifetime Brands, Inc	43,206
8,712	*	M/I Homes, Inc	178,335
3,595		Marine Products Corp	33,685
131,090		Mattel, Inc	5,816,463
13,843		MDC Holdings, Inc	404,077
13,203	*	Meritage Homes Corp	599,284
76,915	*	Michael Kors Holdings Ltd	5,918,609
23,205	*	Mohawk Industries, Inc	3,072,806
6,272		Movado Group, Inc	292,463
1,709		Nacco Industries, Inc (Class A)	97,362
22,079	*	Nautilus, Inc	175,749
107,985		Newell Rubbermaid, Inc	3,199,596
269,297		Nike, Inc (Class B)	20,401,941
1,899	*	NVR, Inc	1,741,991
4,894		Oxford Industries, Inc	351,242
5,118		Perry Ellis International, Inc	97,293
30,952		Phillips-Van Heusen Corp	3,855,691
24,298		Polaris Industries, Inc	3,181,823
17,778		Pool Corp	966,768
146,085		Pulte Homes, Inc	2,578,400
49,976	*	Quiksilver, Inc	415,800
22,911		Ralph Lauren Corp	3,794,978
3,796		RG Barry Corp	72,428
18,370		Ryland Group, Inc	738,474
118

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

14,756	*	Skechers U.S.A., Inc (Class A)	$429,990
19,902	*	Skullcandy, Inc	124,985
24,217	*,e	Smith & Wesson Holding Corp	261,059
52,856	*	Standard-Pacific Corp	419,148
24,041	*	Steven Madden Ltd	881,824
7,390	e	Sturm Ruger & Co, Inc	483,380
10,418	*	Taylor Morrison Home Corp	231,696
23,504	*	Tempur-Pedic International, Inc	901,378
63,613	*	Toll Brothers, Inc	2,091,595
5,974	*	TRI Pointe Homes, Inc	95,106
18,264	*	Tumi Holdings, Inc	389,936
20,224		Tupperware Corp	1,813,082
31,987	*,e	Under Armour, Inc (Class A)	2,595,745
5,888	*	Unifi, Inc	143,608
5,996	*	Universal Electronics, Inc	233,304
8,174	*,e	Vera Bradley, Inc	181,054
33,435		VF Corp	7,188,525
2,076		Weyco Group, Inc	59,643
30,213		Whirlpool Corp	4,411,400
4,740	*	William Lyon Homes, Inc	109,826
19,190		Wolverine World Wide, Inc	1,108,031
10,387	*,e	Zagg, Inc	49,234
		TOTAL CONSUMER DURABLES & APPAREL	120,122,328

CONSUMER SERVICES - 2.2%
9,018	*	AFC Enterprises	402,022
6,327	*	American Public Education, Inc	253,270
37,199	*	Apollo Group, Inc (Class A)	992,841
5,410	*	Ascent Media Corp (Series A)	456,712
15,092	*	Bally Technologies, Inc	1,103,829
8,987	*	BJ’s Restaurants, Inc	243,188
21,097	*	Bloomin’ Brands, Inc	528,058
10,957		Bob Evans Farms, Inc	625,535
26,360	*	Boyd Gaming Corp	278,362
7,860	*	Bravo Brio Restaurant Group, Inc	117,350
7,986	*	Bridgepoint Education, Inc	156,526
4,383	*	Bright Horizons Family Solutions	163,267
26,732		Brinker International, Inc	1,187,435
7,156	*	Buffalo Wild Wings, Inc	1,020,302
38,174	e	Burger King Worldwide, Inc	808,525
15,743	*	Caesars Entertainment Corp	274,243
3,506	*	Capella Education Co	213,585
25,023	*	Career Education Corp	137,126
159,883		Carnival Corp	5,539,946
6,174		Carriage Services, Inc	124,036
7,842	*	Carrols Restaurant Group, Inc	45,484
7,469		CBRL Group, Inc	820,619
6,814		CEC Entertainment, Inc	315,829
19,151		Cheesecake Factory	904,885
12,005	*	Chipotle Mexican Grill, Inc (Class A)	6,326,275
12,887	e	Choice Hotels International, Inc	600,405
4,950		Churchill Downs, Inc	425,254
119

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

6,261	*	Chuy’s Holdings, Inc	$235,414
33,987	*,e	Corinthian Colleges, Inc	72,732
49,606		Darden Restaurants, Inc	2,556,197
4,234	*	Del Frisco’s Restaurant Group, Inc	76,635
34,973	*	Denny’s Corp	222,079
23,353	e	DeVry, Inc	838,373
6,600	*	Diamond Resorts International, Inc	125,928
6,308		DineEquity, Inc	517,698
4,042	*	Diversified Restaurant Holdings, Inc	27,930
23,246		Domino’s Pizza, Inc	1,558,877
40,819		Dunkin Brands Group, Inc	1,946,250
9,420	*,e	Education Management Corp	144,126
1,427		Einstein Noah Restaurant Group, Inc	25,458
7,512	*	Fiesta Restaurant Group, Inc	318,434
16,885	*	Grand Canyon Education, Inc	798,154
105,371		H&R Block, Inc	2,996,751
19,650		Hillenbrand, Inc	554,523
16,442	*	Hyatt Hotels Corp	782,639
1,966	*	Ignite Restaurant Group, Inc	31,574
95,269		International Game Technology	1,791,057
9,682		International Speedway Corp (Class A)	316,698
14,936		Interval Leisure Group, Inc	362,497
6,056	*	Isle of Capri Casinos, Inc	49,114
10,403	*,e	ITT Educational Services, Inc	417,368
15,704	*	Jack in the Box, Inc	638,839
6,376	*,e	Jamba, Inc	72,814
1,654	*	JTH Holding, Inc	32,666
10,327	*,e	K12, Inc	188,778
25,154	*	Krispy Kreme Doughnuts, Inc	610,236
148,585		Las Vegas Sands Corp	10,433,639
15,254	*	Life Time Fitness, Inc	692,837
23,230	*	LifeLock, Inc	373,771
6,700		Lincoln Educational Services Corp	32,026
5,633	*	Luby’s, Inc	43,149
3,270		Mac-Gray Corp	68,932
6,086		Marcus Corp	87,395
88,863		Marriott International, Inc (Class A)	4,005,944
11,118	*	Marriott Vacations Worldwide Corp	556,789
10,624		Matthews International Corp (Class A)	431,334
385,013		McDonald’s Corp	37,161,455
150,125	*	MGM Mirage	2,858,380
2,161	*	Monarch Casino & Resort, Inc	36,542
10,188	*	Morgans Hotel Group Co	72,946
10,353	*	Multimedia Games, Inc	336,576
809	*	Nathan’s Famous, Inc	41,518
2,500	*,e	Noodles & Co	109,475
10,058	*	Norwegian Cruise Line Holdings Ltd	322,057
36,484	*	Orient-Express Hotels Ltd (Class A)	485,602
10,654	*,e	Outerwall, Inc	692,297
10,722	*	Panera Bread Co (Class A)	1,693,218
6,900		Papa John’s International, Inc	522,123
25,739	*	Penn National Gaming, Inc	1,505,989
120

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

22,186	*	Pinnacle Entertainment, Inc	$519,152
4,772	*	Red Robin Gourmet Burgers, Inc	363,531
17,984		Regis Corp	260,768
60,768		Royal Caribbean Cruises Ltd	2,554,687
23,208	*	Ruby Tuesday, Inc	137,623
14,638		Ruth’s Chris Steak House, Inc	178,437
16,525	*	Scientific Games Corp (Class A)	302,077
10,271		SeaWorld Entertainment, Inc	308,438
80,879		Service Corp International	1,456,631
19,563	*	SHFL Entertainment, Inc	453,470
25,122		Six Flags Entertainment Corp	944,838
21,460	*	Sonic Corp	414,178
26,774		Sotheby’s (Class A)	1,389,571
3,564		Speedway Motorsports, Inc	65,079
284,797		Starbucks Corp	23,082,797
72,379		Starwood Hotels & Resorts Worldwide, Inc	5,328,542
540	*	Steak N Shake Co	235,451
5,363	*	Steiner Leisure Ltd	300,435
25,076		Stewart Enterprises, Inc (Class A)	331,254
3,842	e	Strayer Education, Inc	151,874
22,174		Texas Roadhouse, Inc (Class A)	608,011
8,628		Town Sports International Holdings, Inc	111,474
11,170		Universal Technical Institute, Inc	148,449
13,713		Vail Resorts, Inc	966,081
9,978	e	Weight Watchers International, Inc	320,394
99,782		Wendy’s	867,106
51,872		Wyndham Worldwide Corp	3,444,301
30,181		Wynn Resorts Ltd	5,017,591
171,602		Yum! Brands, Inc	11,603,727
		TOTAL CONSUMER SERVICES	166,804,709

DIVERSIFIED FINANCIALS - 6.2%
20,137	*	Affiliated Managers Group, Inc	3,975,849
115,567	*	American Capital Ltd	1,619,094
364,281		American Express Co	29,798,186
77,629		Ameriprise Financial, Inc	7,804,820
82,713		Apollo Investment Corp	705,542
102,896		Ares Capital Corp	1,787,303
4,864		Artisan Partners Asset Management, Inc	291,208
4,134,282		Bank of America Corp	57,714,577
445,550		Bank of New York Mellon Corp	14,168,490
42,184		BGC Partners, Inc (Class A)	224,419
26,185		BlackRock Kelso Capital Corp	245,877
50,174		BlackRock, Inc	15,092,841
8,074		Calamos Asset Management, Inc (Class A)	79,287
223,531		Capital One Financial Corp	15,349,874
5,115		Capital Southwest Corp	168,130
10,878	e	Cash America International, Inc	429,137
33,156		CBOE Holdings, Inc	1,608,066
424,271		Charles Schwab Corp	9,609,738
1,166,931		Citigroup, Inc	56,922,894
122,384		CME Group, Inc	9,082,117
121

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

8,667	e	Cohen & Steers, Inc	$332,466
6,692	*	Consumer Portfolio Services, Inc	44,970
33,330	*	Cowen Group, Inc	132,320
2,850	*	Credit Acceptance Corp	337,155
1,901		Deerfield Capital Corp	15,018
783		Diamond Hill Investment Group, Inc	86,341
189,769		Discover Financial Services	9,845,216
15,531	*	Dollar Financial Corp	187,925
108,917	*	E*Trade Financial Corp	1,841,786
46,478		Eaton Vance Corp	1,943,245
8,929	*,e	Encore Capital Group, Inc	436,182
11,981		Evercore Partners, Inc (Class A)	604,681
19,306	*	Ezcorp, Inc (Class A)	303,683
3,265	*	FBR & Co	86,522
36,442	e	Federated Investors, Inc (Class B)	988,307
4,692	e	Fidus Investment Corp	95,294
46,119		Fifth Street Finance Corp	470,414
18,694		Financial Engines, Inc	1,044,434
11,086	*	First Cash Financial Services, Inc	670,592
33,261	*,e	First Marblehead Corp	31,931
4,368	*	Firsthand Technology Value Fund, Inc	101,818
158,328		Franklin Resources, Inc	8,527,546
6,057		Friedman Billings Ramsey Group, Inc (Class A)	149,426
14,017	e	FXCM, Inc	229,739
3,332		Gain Capital Holdings, Inc	34,886
2,019		GAMCO Investors, Inc (Class A)	144,379
2,208	e	Garrison Capital, Inc	32,524
29,194		GFI Group, Inc	101,303
9,066		Gladstone Capital Corp	79,962
10,384		Gladstone Investment Corp	73,415
175,779		Goldman Sachs Group, Inc	28,275,810
13,107	e	Golub Capital BDC, Inc	230,683
12,168	*,e	Green Dot Corp	261,125
11,735		Greenhill & Co, Inc	602,005
9,052	*,e	GSV Capital Corp	138,405
5,231		Hannon Armstrong Sustainable Infrastructure Capital, Inc	64,080
25,078	e	Hercules Technology Growth Capital, Inc	387,204
12,717		HFF, Inc (Class A)	312,202
3,609	e	Horizon Technology Finance Corp	48,649
6,692	*	Imperial Holdings, Inc	39,215
28,706		ING US, Inc	890,460
17,766		Interactive Brokers Group, Inc (Class A)	366,513
28,122	*,e	IntercontinentalExchange, Inc	5,419,953
5,408	*	International Assets Holding Corp	110,648
14,569	*	Internet Capital Group, Inc	237,620
172,572		Invesco Ltd	5,824,305
15,358	*	Investment Technology Group, Inc	246,035
8,500	e	iShares Russell 2000 Index Fund	928,455
61,863		Janus Capital Group, Inc	610,588
4,534		JMP Group, Inc	29,063
1,448,592		JPMorgan Chase & Co	74,660,432
9,767	e	KCAP Financial, Inc	82,336
122

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

26,962	*	KCG Holdings, Inc	$235,648
35,700	*	Ladenburg Thalmann Financial Services, Inc	74,970
48,866		Lazard Ltd (Class A)	1,888,671
44,003		Legg Mason, Inc	1,692,795
113,009		Leucadia National Corp	3,202,675
21,572		LPL Financial Holdings, Inc	878,843
15,067		Main Street Capital Corp	458,037
5,874		Manning & Napier, Inc	97,508
14,347		MarketAxess Holdings, Inc	935,855
2,584		Marlin Business Services Corp	71,241
28,650		MCG Capital Corp	134,941
6,735		Medallion Financial Corp	102,237
16,336		Medley Capital Corp	227,724
72,000		Moody’s Corp	5,087,520
587,556		Morgan Stanley	16,880,484
45,981	*	MSCI, Inc (Class A)	1,874,645
9,119		MVC Capital, Inc	126,116
42,879		Nasdaq Stock Market, Inc	1,519,203
8,392		Nelnet, Inc (Class A)	357,751
12,077		New Mountain Finance Corp	171,252
9,784	*	NewStar Financial, Inc	170,339
6,380		NGP Capital Resources Co	47,467
2,880		Nicholas Financial, Inc	46,224
91,023		Northern Trust Corp	5,135,518
93,781	e	NYSE Euronext	4,128,240
4,705		Oppenheimer Holdings, Inc	93,300
3,833		PennantPark Floating Rate Capital Ltd	50,941
24,314		PennantPark Investment Corp	273,776
21,631	*	PHH Corp	520,226
8,077	*	Pico Holdings, Inc	189,648
6,687	*	Piper Jaffray Cos	239,996
19,859	*	Portfolio Recovery Associates, Inc	1,180,618
88,693	e	Prospect Capital Corp	1,005,779
2,413		Pzena Investment Management, Inc (Class A)	17,349
46,574		Raymond James Financial, Inc	2,126,103
1,575	*	Regional Management Corp	50,416
3,649		Resource America, Inc (Class A)	31,491
8,217	*	Safeguard Scientifics, Inc	143,387
55,767		SEI Investments Co	1,850,907
169,612		SLM Corp	4,303,056
16,360		Solar Capital Ltd	375,462
3,947		Solar Senior Capital Ltd	71,993
42,837		SPDR Trust Series 1	7,527,746
175,549		State Street Corp	12,300,718
4,383	e	Stellus Capital Investment Corp	65,044
24,175	*	Stifel Financial Corp	989,966
13,104	*	SWS Group, Inc	73,776
99,004		T Rowe Price Group, Inc	7,663,900
9,986		TCP Capital Corp	166,467
91,039		TD Ameritrade Holding Corp	2,481,723
9,975		THL Credit, Inc	162,094
20,132	e	TICC Capital Corp	201,320
123

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

10,223		Triangle Capital Corp	$304,236
2,301	*	Virtus Investment Partners, Inc	468,300
33,859		Waddell & Reed Financial, Inc (Class A)	2,090,793
13,455	*	Walter Investment Management Corp	508,195
2,714		Westwood Holdings Group, Inc	144,738
109	e	WhiteHorse Finance, Inc	1,680
38,429	*	WisdomTree Investments, Inc	534,163
3,815	*,e	World Acceptance Corp	397,218
		TOTAL DIVERSIFIED FINANCIALS	469,569,144

ENERGY - 9.5%
31,541	*	Abraxas Petroleum Corp	91,154
1,308		Adams Resources & Energy, Inc	67,715
9,016	e	Alon USA Energy, Inc	108,913
84,538	*,e	Alpha Natural Resources, Inc	591,766
14,230	*,e	Amyris Biotechnologies, Inc	35,860
190,670		Anadarko Petroleum Corp	18,168,944
149,024		Apache Corp	13,233,331
3,270	*,e	APCO Argentina, Inc	49,769
13,379	*,e	Approach Resources, Inc	376,619
80,511	e	Arch Coal, Inc	341,367
7,100	*	Athlon Energy, Inc	233,590
21,972	*	Atwood Oceanics, Inc	1,167,372
167,958		Baker Hughes, Inc	9,756,680
13,169	*	Basic Energy Services, Inc	193,189
20,054		Berry Petroleum Co (Class A)	957,579
20,072	*,e	Bill Barrett Corp	555,392
2,593		Bolt Technology Corp	46,389
12,236	*,e	Bonanza Creek Energy, Inc	618,407
44,590	*,e	BPZ Energy, Inc	89,626
14,399		Bristow Group, Inc	1,158,688
17,907	*,e	C&J Energy Services, Inc	412,577
159,199		Cabot Oil & Gas Corp	5,622,909
42,914	*,e	Cal Dive International, Inc	84,541
19,530	*	Callon Petroleum Co	133,390
94,522	*	Cameron International Corp	5,185,477
8,056	e	CARBO Ceramics, Inc	1,009,739
17,044	*	Carrizo Oil & Gas, Inc	747,209
92,070	*	Cheniere Energy, Inc	3,664,386
221,290		Chesapeake Energy Corp	6,187,268
742,747		Chevron Corp	89,099,930
32,182		Cimarex Energy Co	3,390,374
1,878	*	Clayton Williams Energy, Inc	146,165
25,955	*,e	Clean Energy Fuels Corp	295,627
23,150	*	Cloud Peak Energy, Inc	361,372
105,009	*	Cobalt International Energy, Inc	2,437,259
21,312		Comstock Resources, Inc	364,648
40,017	*	Concho Resources, Inc	4,426,280
466,661		ConocoPhillips	34,206,251
85,027		Consol Energy, Inc	3,103,486
5,243		Contango Oil & Gas Co	224,663
16,368	*,e	Continental Resources, Inc	1,864,315
124

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

18,271		Crosstex Energy, Inc	$560,737
5,576		CVR Energy, Inc	221,479
3,403	*	Dawson Geophysical Co	99,504
14,131		Delek US Holdings, Inc	361,047
142,757	*	Denbury Resources, Inc	2,710,955
155,433		Devon Energy Corp	9,826,474
26,887	e	Diamond Offshore Drilling, Inc	1,665,112
9,285	*	Diamondback Energy, Inc	479,570
29,057	*	Dresser-Rand Group, Inc	1,765,794
15,431	*	Dril-Quip, Inc	1,811,908
13,843	*	Emerald Oil, Inc	120,434
17,998	*,e	Endeavour International Corp	106,908
26,907		Energen Corp	2,107,356
30,430		Energy XXI Bermuda Ltd	884,296
103,136		EOG Resources, Inc	18,399,462
11,344	*	EPL Oil & Gas, Inc	361,647
23,043		Equal Energy Ltd	109,224
56,177		Equitable Resources, Inc	4,809,313
7,758	*	Era Group, Inc	245,153
8,771	*	Evolution Petroleum Corp	105,778
52,233	e	EXCO Resources, Inc	282,581
23,947	*	Exterran Holdings, Inc	683,687
1,701,495	d	Exxon Mobil Corp	152,487,982
90,460	*	FMC Technologies, Inc	4,572,753
45,164	*,e	Forest Oil Corp	214,077
15,010	*	Forum Energy Technologies, Inc	439,193
13,500	*	Frank’s International NV	412,965
25,452	*,e	Frontline Ltd	53,958
17,503	*,e	FX Energy, Inc	60,910
16,589		GasLog Ltd	246,844
44,189	*	Gastar Exploration Ltd	190,897
5,250	*	Geospace Technologies Corp	511,455
8,656	*	Global Geophysical Services, Inc	20,688
18,935	e	Golar LNG Ltd	703,057
14,508	*,e	Goodrich Petroleum Corp	339,342
9,934		Green Plains Renewable Energy, Inc	160,235
5,163		Gulf Island Fabrication, Inc	130,211
10,209		Gulfmark Offshore, Inc	508,204
30,118	*	Gulfport Energy Corp	1,767,625
106,857	*,e	Halcon Resources Corp	553,519
3,214		Hallador Petroleum Co	24,748
356,239		Halliburton Co	18,891,354
40,465	*	Helix Energy Solutions Group, Inc	957,402
36,101		Helmerich & Payne, Inc	2,799,633
61,657	*	Hercules Offshore, Inc	419,268
117,044		Hess Corp	9,503,973
77,453		Holly Corp	3,567,485
13,733	*	Hornbeck Offshore Services, Inc	759,023
51,121	*	ION Geophysical Corp	237,201
189	*	Isramco, Inc	24,942
5,990	*	Jones Energy, Inc (Class A)	95,900
60,189	*	Key Energy Services, Inc	470,678
125

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

253,248		Kinder Morgan, Inc	$8,942,187
16,270	*,e	KiOR, Inc (Class A)	37,909
10,821		Knightsbridge Tankers Ltd	89,165
102,412	*	Kodiak Oil & Gas Corp	1,328,284
38,556	*	Kosmos Energy LLC	411,007
29,206	*,e	L&L Energy, Inc	41,473
14,931	*	Laredo Petroleum Holdings, Inc	474,358
74,322	*,e	Magnum Hunter Resources Corp	529,916
270,958		Marathon Oil Corp	9,553,979
123,246		Marathon Petroleum Corp	8,831,808
27,252	*	Matador Resources Co	501,709
10,361	*	Matrix Service Co	215,405
89,996	*	McDermott International, Inc	636,272
29,093	*,e	Midstates Petroleum Co, Inc	164,085
15,397	*,e	Miller Petroleum, Inc	104,084
5,541	*	Mitcham Industries, Inc	92,202
70,845		Murphy Oil Corp	4,273,370
111,189		Nabors Industries Ltd	1,943,584
162,490		National Oilwell Varco, Inc	13,190,938
5,354	*	Natural Gas Services Group, Inc	149,858
52,077	*	Newfield Exploration Co	1,585,745
36,665	*	Newpark Resources, Inc	467,479
134,502		Noble Energy, Inc	10,078,235
32,851	e	Nordic American Tanker Shipping	268,064
24,209	*,e	Northern Oil And Gas, Inc	397,754
53,456	*,e	Nuverra Environmental Solutions, Inc	130,433
35,644	*	Oasis Petroleum, Inc	1,898,043
307,097		Occidental Petroleum Corp	29,505,880
41,282		Oceaneering International, Inc	3,545,298
21,118	*	Oil States International, Inc	2,294,048
2,127		Panhandle Oil and Gas, Inc (Class A)	71,403
49,296	*	Parker Drilling Co	354,931
56,948		Patterson-UTI Energy, Inc	1,381,558
8,974	e	PBF Energy, Inc	236,285
13,507	*	PDC Energy, Inc	915,910
103,867		Peabody Energy Corp	2,023,329
21,493	*	Penn Virginia Corp	182,905
21,641	*	Petroquest Energy, Inc	102,146
4,745	*	PHI, Inc	188,946
236,587		Phillips 66	15,243,300
24,122	*	Pioneer Energy Services Corp	202,625
52,139		Pioneer Natural Resources Co	10,677,024
68,308		Questar Market Resources, Inc	2,258,262
54,103	*,e	Quicksilver Resources, Inc	115,780
62,234		Range Resources Corp	4,711,736
10,260	*	Renewable Energy Group, Inc	111,937
26,010	*	Resolute Energy Corp	243,974
19,322	*	Rex Energy Corp	415,423
3,206	*	Rex Stores Corp	92,461
5,290	*	RigNet, Inc	194,989
23,001	*	Rosetta Resources, Inc	1,378,680
47,259	*	Rowan Cos plc	1,705,105
126

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

26,972	e	RPC, Inc	$494,666
17,901	*,e	Sanchez Energy Corp	510,358
192,168	*,e	SandRidge Energy, Inc	1,218,345
510,034		Schlumberger Ltd	47,800,386
61,612		Scorpio Tankers, Inc	711,003
7,758		SEACOR Holdings, Inc	758,732
135,056	e	Seadrill Ltd	6,296,311
16,066		SemGroup Corp	970,226
29,283	e	Ship Finance International Ltd	484,634
21,802	*,e	Solazyme, Inc	228,049
131,410	*	Southwestern Energy Co	4,891,080
251,898		Spectra Energy Corp	8,960,012
25,296		St. Mary Land & Exploration Co	2,241,479
18,959	*	Stone Energy Corp	660,911
60,182	*	Superior Energy Services	1,614,683
16,483	*,e	Swift Energy Co	226,147
23,884	*	Synergy Resources Corp	247,438
13,870		Targa Resources Investments, Inc	1,075,757
14,547		Teekay Corp	631,776
29,244	e	Teekay Tankers Ltd (Class A)	76,327
14,281	*	Tesco Corp	245,348
53,026		Tesoro Corp	2,592,441
31,263	*	Tetra Technologies, Inc	405,481
8,414		TGC Industries, Inc	62,011
19,268		Tidewater, Inc	1,160,319
37,805	*	Triangle Petroleum Corp	399,599
59,626	*,e	Ultra Petroleum Corp	1,094,733
18,720	*	Unit Corp	962,395
35,586	*,e	Uranium Energy Corp	62,631
46,383	*,e	Ur-Energy, Inc	48,702
21,980	*	Vaalco Energy, Inc	115,835
208,284		Valero Energy Corp	8,575,052
77,719	*	Vantage Drilling Co	138,340
12,320	e	W&T Offshore, Inc	235,189
33,671	*	Warren Resources, Inc	105,390
20,429	e	Western Refining, Inc	659,244
2,988	*	Westmoreland Coal Co	42,459
44,305	*	Whiting Petroleum Corp	2,963,561
16,810	*	Willbros Group, Inc	164,066
260,629		Williams Cos, Inc	9,307,062
28,377		World Fuel Services Corp	1,082,583
78,172	*	WPX Energy, Inc	1,730,728
		TOTAL ENERGY	716,396,927

FOOD & STAPLES RETAILING - 2.0%
7,934		Andersons, Inc	588,544
424		Arden Group, Inc (Class A)	55,120
14,582		Casey’s General Stores, Inc	1,062,736
5,068	*	Chefs’ Warehouse Holdings, Inc	121,429
166,228		Costco Wholesale Corp	19,614,904
465,795		CVS Corp	29,000,397
5,327	*,e	Fairway Group Holdings Corp	130,139
127

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

15,068	*	Fresh Market, Inc	$767,112
19,311		Harris Teeter Supermarkets, Inc	952,419
5,387		Ingles Markets, Inc (Class A)	139,038
197,822		Kroger Co	8,474,694
5,413		Nash Finch Co	151,889
3,262	*,e	Natural Grocers by Vitamin C	130,154
8,880	*	Pantry, Inc	118,903
7,465		Pricesmart, Inc	849,442
294,712	*	Rite Aid Corp	1,570,815
9,452	e	Roundy’s, Inc	87,904
89,654		Safeway, Inc	3,128,925
8,356	e	Spartan Stores, Inc	196,617
7,800	*	Sprouts Farmers Market, Inc	359,268
77,104	*,e	Supervalu, Inc	542,041
6,107	*,e	Susser Holdings Corp	334,908
226,903		Sysco Corp	7,338,043
18,868	*	United Natural Foods, Inc	1,348,119
2,431		Village Super Market (Class A)	89,120
361,071		Walgreen Co	21,389,846
617,995		Wal-Mart Stores, Inc	47,431,116
4,144		Weis Markets, Inc	212,048
141,562		Whole Foods Market, Inc	8,936,809
		TOTAL FOOD & STAPLES RETAILING	155,122,499

FOOD, BEVERAGE & TOBACCO - 4.7%
673		Alico, Inc	26,893
34,587	*	Alliance One International, Inc	102,723
772,483		Altria Group, Inc	28,759,542
6,923	*,e	Annie’s, Inc	327,112
251,965		Archer Daniels Midland Co	10,305,368
19,553		B&G Foods, Inc (Class A)	661,869
61,369		Beam, Inc	4,130,134
3,161	*,e	Boston Beer Co, Inc (Class A)	725,734
21,675	*	Boulder Brands, Inc	355,253
57,139		Brown-Forman Corp (Class B)	4,170,004
56,363		Bunge Ltd	4,629,093
4,595		Calavo Growers, Inc	136,426
5,687	e	Cal-Maine Foods, Inc	288,501
67,285		Campbell Soup Co	2,864,322
17,203	*	Chiquita Brands International, Inc	178,051
1,613		Coca-Cola Bottling Co Consolidated	102,135
1,458,252		Coca-Cola Co	57,703,032
104,642		Coca-Cola Enterprises, Inc	4,366,711
159,381		ConAgra Foods, Inc	5,069,910
58,876	*	Constellation Brands, Inc (Class A)	3,844,603
2,336	*	Craft Brewers Alliance, Inc	37,890
42,290	*	Darling International, Inc	984,088
35,446	*	Dean Foods Co	691,197
9,053	*,e	Diamond Foods, Inc	220,984
18,004	*	Dole Food Co, Inc	243,954
77,890		Dr Pepper Snapple Group, Inc	3,688,091
3,496	*	Farmer Bros Co	63,138
128

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

64,375		Flowers Foods, Inc	$1,631,262
14,332		Fresh Del Monte Produce, Inc	381,088
245,752		General Mills, Inc	12,390,816
58,099	*,e	Green Mountain Coffee Roasters, Inc	3,649,198
390		Griffin Land & Nurseries, Inc (Class A)	12,870
14,983	*	Hain Celestial Group, Inc	1,247,035
57,238		Hershey Co	5,680,299
46,723		Hillshire Brands Co	1,533,916
51,107		Hormel Foods Corp	2,221,110
29,862		Ingredion, Inc	1,963,725
4,223	*	Inventure Foods, Inc	47,551
6,860		J&J Snack Foods Corp	587,010
40,932		J.M. Smucker Co	4,552,048
4,132		John B. Sanfilippo & Son, Inc	101,565
99,442		Kellogg Co	6,289,706
226,079		Kraft Foods Group, Inc	12,294,176
8,250		Lancaster Colony Corp	684,667
18,087		Lance, Inc	542,429
1,539	e	Lifeway Foods, Inc	22,516
3,874		Limoneira Co	102,041
143,341		Lorillard, Inc	7,311,824
50,363		McCormick & Co, Inc	3,482,601
77,310		Mead Johnson Nutrition Co	6,313,135
52,633		Molson Coors Brewing Co (Class B)	2,842,182
678,589		Mondelez International, Inc	22,827,734
51,237	*	Monster Beverage Corp	2,932,294
3,112		National Beverage Corp	56,981
9,157	*	Omega Protein Corp	85,710
589,866		PepsiCo, Inc	49,601,832
623,955		Philip Morris International, Inc	55,606,870
27,329	*	Pilgrim’s Pride Corp	387,252
14,130		Pinnacle Foods, Inc	382,782
14,254	*	Post Holdings, Inc	612,209
118,168		Reynolds American, Inc	6,070,290
10,256		Sanderson Farms, Inc	648,282
116		Seaboard Corp	316,680
2,761	*	Seneca Foods Corp	80,953
3,890	*	Synutra International, Inc	26,569
7,549	e	Tootsie Roll Industries, Inc	241,568
13,912	*	TreeHouse Foods, Inc	1,019,193
106,822		Tyson Foods, Inc (Class A)	2,955,765
8,891	e	Universal Corp	471,490
30,134	e	Vector Group Ltd	487,267
53,121	*	WhiteWave Foods Co (Class A)	1,062,951
		TOTAL FOOD, BEVERAGE & TOBACCO	356,436,200

HEALTH CARE EQUIPMENT & SERVICES - 4.5%
8,485		Abaxis, Inc	303,169
594,494		Abbott Laboratories	21,728,756
14,918	*,e	Abiomed, Inc	357,734
13,540	*	Acadia Healthcare Co, Inc	587,094
24,082	*,e	Accretive Health, Inc	198,917
129

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

25,390	*,e	Accuray, Inc	$171,382
4,080	*	Addus HomeCare Corp	105,468
144,274		Aetna, Inc	9,045,980
14,311	e	Air Methods Corp	625,677
27,968	*	Align Technology, Inc	1,595,854
2,068	*	Alliance HealthCare Services, Inc	52,134
68,997	*	Allscripts Healthcare Solutions, Inc	954,229
3,624		Almost Family, Inc	69,690
16,501	*	Alphatec Holdings, Inc	30,032
11,133	*	Amedisys, Inc	181,245
91,209		AmerisourceBergen Corp	5,958,684
20,528	*	AMN Healthcare Services, Inc	254,547
13,517	*	Amsurg Corp	579,744
4,677		Analogic Corp	431,360
9,696	*	Angiodynamics, Inc	152,421
5,745	*	Anika Therapeutics, Inc	171,603
43,884	*,e	Antares Pharma, Inc	175,536
10,734	*	Arthrocare Corp	401,881
13,860	*,e	athenahealth, Inc	1,850,449
7,736	*	AtriCure, Inc	107,144
559		Atrion Corp	149,354
31,315		Bard (C.R.), Inc	4,265,729
208,075		Baxter International, Inc	13,705,900
74,209		Becton Dickinson & Co	7,801,592
11,141	*,e	Biolase Technology, Inc	20,834
9,328	*,e	Bio-Reference Labs, Inc	302,320
22,199	*	BioScrip, Inc	155,615
524,659	*	Boston Scientific Corp	6,133,264
35,635	*	Brookdale Senior Living, Inc	964,996
12,469		Cantel Medical Corp	437,662
13,740	*	Capital Senior Living Corp	304,753
126,946		Cardinal Health, Inc	7,446,652
8,141	*	Cardiovascular Systems, Inc	247,079
84,437	*	CareFusion Corp	3,273,622
78,457	*	Catamaran Corp	3,684,341
18,842	*	Centene Corp	1,058,167
113,249	*	Cerner Corp	6,345,341
23,368	*,e	Cerus Corp	147,452
7,157	e	Chemed Corp	485,388
3,460	*,e	Chindex International, Inc	58,232
110,076		Cigna Corp	8,473,650
34,707		Community Health Systems, Inc	1,514,266
3,890		Computer Programs & Systems, Inc	221,886
11,112		Conmed Corp	403,032
18,596		Cooper Cos, Inc	2,402,789
4,880	*	Corvel Corp	203,008
177,042		Covidien plc	11,350,163
8,155	*	Cross Country Healthcare, Inc	48,441
12,510		CryoLife, Inc	112,465
5,224	*	Cutera, Inc	52,501
11,032	*	Cyberonics, Inc	637,208
7,681	*	Cynosure, Inc (Class A)	165,986
130

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

70,276	*	DaVita, Inc	$3,950,214
54,442		Dentsply International, Inc	2,564,218
5,095	*,e	Derma Sciences, Inc	58,949
26,938	*	DexCom, Inc	773,929
43,578	*	Edwards Lifesciences Corp	2,840,850
15,246	*	Emeritus Corp	292,113
24,060	*	Endologix, Inc	434,764
6,937		Ensign Group, Inc	295,377
17,700	*	Envision Healthcare Holdings, Inc	514,185
2,511	*	Exactech, Inc	57,000
14,472	*	ExamWorks Group, Inc	374,101
313,711	*	Express Scripts Holding Co	19,613,212
17,289	*	Five Star Quality Care, Inc	87,655
11,324	*	GenMark Diagnostics, Inc	137,020
12,263	*	Gentiva Health Services, Inc	140,411
20,853	*,e	Globus Medical, Inc	400,378
9,091	*	Greatbatch, Inc	346,549
5,720	*	Greenway Medical Technologies	116,402
20,135	*	Haemonetics Corp	816,676
14,258	*	Hanger Orthopedic Group, Inc	523,269
105,912		HCA Holdings, Inc	4,992,692
100,197	*	Health Management Associates, Inc (Class A)	1,284,526
29,687	*	Health Net, Inc	902,485
33,364		Healthsouth Corp	1,171,410
7,229	*	HealthStream, Inc	258,220
12,854	*	Healthways, Inc	123,784
6,412	*,e	HeartWare International, Inc	465,255
34,054	*	Henry Schein, Inc	3,828,691
23,559		Hill-Rom Holdings, Inc	972,751
33,857	*	HMS Holdings Corp	715,398
102,097	*	Hologic, Inc	2,285,952
60,104		Humana, Inc	5,538,584
4,869	*	ICU Medical, Inc	300,904
21,132	*,e	Idexx Laboratories, Inc	2,279,298
20,534	*	Insulet Corp	801,237
7,612	*	Integra LifeSciences Holdings Corp	348,477
15,404	*	Intuitive Surgical, Inc	5,722,586
12,342		Invacare Corp	264,983
31,045	*	Inverness Medical Innovations, Inc	1,047,148
7,394	*	IPC The Hospitalist Co, Inc	405,117
23,315		Kindred Healthcare, Inc	323,612
35,432	*	Laboratory Corp of America Holdings	3,575,089
3,351		Landauer, Inc	162,188
6,141	*	LHC Group, Inc	126,505
18,133	*	LifePoint Hospitals, Inc	936,388
10,546	*	Magellan Health Services, Inc	619,050
16,317	*	MAKO Surgical Corp	486,410
17,712		Masimo Corp	453,781
87,286		McKesson Corp	13,646,293
23,155	*	MedAssets, Inc	533,260
5,349	*	Medical Action Industries, Inc	32,415
10,208	*	Medidata Solutions, Inc	1,126,044
131

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

388,468		Medtronic, Inc	$22,298,063
24,655	*	Merge Healthcare, Inc	62,624
17,521	e	Meridian Bioscience, Inc	433,119
14,915	*	Merit Medical Systems, Inc	238,491
10,658	*	Molina Healthcare, Inc	337,219
5,107	*	MWI Veterinary Supply, Inc	810,174
4,200		National Healthcare Corp	203,196
3,676	*	National Research Corp	64,477
11,464	*	Natus Medical, Inc	226,185
13,373	*	Neogen Corp	618,077
38,537	*	Neoprobe Corp	77,074
16,906	*	NuVasive, Inc	537,273
24,566	*	NxStage Medical, Inc	325,991
40,026		Omnicare, Inc	2,207,434
16,957	*	Omnicell, Inc	391,198
19,240	*	OraSure Technologies, Inc	125,445
7,325	*	Orthofix International NV	150,089
24,686	e	Owens & Minor, Inc	923,750
34,300		Patterson Cos, Inc	1,458,093
19,356	*	Pediatrix Medical Group, Inc	2,110,191
8,932	*	PharMerica Corp	131,836
5,945	*,e	PhotoMedex, Inc	75,145
3,911	*	Providence Service Corp	116,900
16,967		Quality Systems, Inc	387,187
60,293		Quest Diagnostics, Inc	3,612,154
11,443	*,e	Quidel Corp	282,642
54,531	e	Resmed, Inc	2,821,434
3,118	*	Rochester Medical Corp	62,298
15,744	*,e	Rockwell Medical Technologies, Inc	181,371
22,692	*	RTI Biologics, Inc	63,311
18,372		Select Medical Holdings Corp	155,795
20,772	*	Sirona Dental Systems, Inc	1,500,777
8,440	*	Skilled Healthcare Group, Inc (Class A)	35,954
27,333	*	Solta Medical, Inc	50,566
15,305	*	Spectranetics Corp	319,721
105,251		St. Jude Medical, Inc	6,040,355
14,817	*	Staar Surgical Co	196,177
23,100		STERIS Corp	1,043,889
124,188		Stryker Corp	9,172,526
5,430	*	SurModics, Inc	128,039
14,125	*	Symmetry Medical, Inc	114,413
26,274	*	Team Health Holdings, Inc	1,141,343
9,971	*,e	TearLab Corp	103,998
15,723	e	Teleflex, Inc	1,449,346
40,193	*	Tenet Healthcare Corp	1,896,708
22,983	*	Thoratec Corp	992,636
10,112	*	Tornier BV	217,509
7,282	*	Triple-S Management Corp (Class B)	129,692
33,378	*,e	Unilife Corp	101,135
387,961		UnitedHealth Group, Inc	26,482,218
14,901		Universal American Corp	110,565
34,252		Universal Health Services, Inc (Class B)	2,759,341
132

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

4,519		US Physical Therapy, Inc	$144,246
954		Utah Medical Products, Inc	53,100
42,207	*	Varian Medical Systems, Inc	3,063,384
5,079	*	Vascular Solutions, Inc	99,650
31,101	*	VCA Antech, Inc	884,823
8,001	*	Vocera Communications, Inc	134,657
20,922	*	Volcano Corp	401,075
16,834	*	WellCare Health Plans, Inc	1,122,491
114,181		WellPoint, Inc	9,682,549
26,310		West Pharmaceutical Services, Inc	1,272,089
16,301	*	Wright Medical Group, Inc	442,898
5,184	*	Zeltiq Aesthetics, Inc	67,236
62,656		Zimmer Holdings, Inc	5,480,520
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	337,056,085

HOUSEHOLD & PERSONAL PRODUCTS - 2.0%
164,530		Avon Products, Inc	2,879,275
13,695	*	Central Garden and Pet Co (Class A)	100,795
52,782		Church & Dwight Co, Inc	3,438,747
50,475	e	Clorox Co	4,552,340
354,752		Colgate-Palmolive Co	22,963,097
21,700	e	Coty, Inc	333,746
9,427	*	Elizabeth Arden, Inc	341,163
23,772		Energizer Holdings, Inc	2,332,271
88,336		Estee Lauder Cos (Class A)	6,268,323
9,176		Female Health Co	87,356
13,032	*	Harbinger Group, Inc	141,919
32,351	e	Herbalife Ltd	2,096,992
5,208		Inter Parfums, Inc	183,113
146,331		Kimberly-Clark Corp	15,803,748
44,115	*,e	Lifevantage Corp	96,612
5,231	*	Medifast, Inc	121,935
3,388		Nature’s Sunshine Products, Inc	63,999
22,575		Nu Skin Enterprises, Inc (Class A)	2,639,695
2,747		Nutraceutical International Corp	66,065
1,470		Oil-Dri Corp of America	52,170
3,446		Orchids Paper Products Co	105,103
19,518	*	Prestige Brands Holdings, Inc	609,547
1,050,288		Procter & Gamble Co	84,810,756
3,323	*	Revlon, Inc (Class A)	78,921
8,158		Spectrum Brands, Inc	537,775
71,731	*,e	Star Scientific, Inc	129,833
2,272	*,e	USANA Health Sciences, Inc	155,019
6,180		WD-40 Co	447,988
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	151,438,303

INSURANCE - 4.2%
130,167		ACE Ltd	12,423,138
178,582		Aflac, Inc	11,604,258
6,551	*	Alleghany Corp	2,655,906
13,381		Allied World Assurance Co Holdings Ltd	1,449,029
174,327		Allstate Corp	9,249,791
133

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

17,095	*	AMBAC Financial Group, Inc	$345,148
24,338		American Equity Investment Life Holding Co	507,204
31,775		American Financial Group, Inc	1,787,662
566,085		American International Group, Inc	29,238,290
2,745		American National Insurance Co	277,437
6,505		Amerisafe, Inc	250,443
12,576	e	Amtrust Financial Services, Inc	482,415
118,552		Aon plc	9,376,278
52,394	*	Arch Capital Group Ltd	3,036,756
9,987		Argo Group International Holdings Ltd	419,254
48,306		Arthur J. Gallagher & Co	2,292,120
25,295		Aspen Insurance Holdings Ltd	986,758
31,185		Assurant, Inc	1,823,699
61,060		Assured Guaranty Ltd	1,251,730
45,475		Axis Capital Holdings Ltd	2,156,425
3,388		Baldwin & Lyons, Inc (Class B)	92,594
689,659	*	Berkshire Hathaway, Inc (Class B)	79,365,958
44,361		Brown & Brown, Inc	1,416,447
99,136		Chubb Corp	9,128,443
62,365		Cincinnati Financial Corp	3,118,250
16,685	*	Citizens, Inc (Class A)	140,154
10,018		CNA Financial Corp	406,631
84,753		Conseco, Inc	1,320,452
7,847		Crawford & Co (Class B)	86,239
1,961		Donegal Group, Inc (Class A)	31,082
1,961		Eastern Insurance Holdings, Inc	47,927
7,465	*	eHealth, Inc	318,158
1,349		EMC Insurance Group, Inc	45,920
11,158		Employers Holdings, Inc	335,521
16,501		Endurance Specialty Holdings Ltd	912,340
3,656	*	Enstar Group Ltd	496,960
10,065		Erie Indemnity Co (Class A)	722,868
19,363		Everest Re Group Ltd	2,976,868
3,633		FBL Financial Group, Inc (Class A)	162,540
86,029		Fidelity National Title Group, Inc (Class A)	2,421,716
41,816		First American Financial Corp	1,081,362
1,768	*	Fortegra Financial Corp	13,030
185,669	*	Genworth Financial, Inc (Class A)	2,697,771
12,261	*	Greenlight Capital Re Ltd (Class A)	377,516
3,716	*	Hallmark Financial Services	31,623
16,850		Hanover Insurance Group, Inc	986,399
172,969		Hartford Financial Services Group, Inc	5,829,055
38,326		HCC Insurance Holdings, Inc	1,749,582
3,476	e	HCI Group, Inc	152,735
23,506	*	Hilltop Holdings, Inc	407,594
15,137		Horace Mann Educators Corp	419,295
1,286		Independence Holding Co	17,644
4,201		Infinity Property & Casualty Corp	288,105
266		Investors Title Co	20,785
1,246		Kansas City Life Insurance Co	57,191
18,133		Kemper Corp	671,284
105,573		Lincoln National Corp	4,794,070
134

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

115,328		Loews Corp	$5,571,496
18,988		Maiden Holdings Ltd	207,919
5,264	*	Markel Corp	2,788,183
210,708		Marsh & McLennan Cos, Inc	9,650,426
52,831	*	MBIA, Inc	600,688
19,220		Meadowbrook Insurance Group, Inc	127,621
11,675		Mercury General Corp	543,588
342,891		Metlife, Inc	16,222,173
17,905		Montpelier Re Holdings Ltd	494,357
1,981		National Interstate Corp	51,764
755		National Western Life Insurance Co (Class A)	157,040
3,868	*	Navigators Group, Inc	217,536
98,829		Old Republic International Corp	1,659,339
7,800		OneBeacon Insurance Group Ltd (Class A)	124,488
21,986		PartnerRe Ltd	2,203,217
2,593	*	Phoenix Cos, Inc	100,012
12,138		Platinum Underwriters Holdings Ltd	754,862
21,740		Primerica, Inc	933,733
113,000		Principal Financial Group	5,362,980
23,687		ProAssurance Corp	1,073,495
232,802		Progressive Corp	6,045,868
29,917		Protective Life Corp	1,378,575
176,332		Prudential Financial, Inc	14,351,661
28,227		Reinsurance Group of America, Inc (Class A)	2,009,198
16,886		RenaissanceRe Holdings Ltd	1,582,387
8,040		RLI Corp	759,619
5,838		Safety Insurance Group, Inc	319,280
21,192		Selective Insurance Group, Inc	556,714
16,955		Stancorp Financial Group, Inc	998,650
5,616		State Auto Financial Corp	106,704
8,057		Stewart Information Services Corp	252,345
36,159		Symetra Financial Corp	677,258
9,200	*	Third Point Reinsurance Ltd	143,520
38,108		Torchmark Corp	2,776,549
13,815	e	Tower Group International Ltd	50,148
144,934		Travelers Cos, Inc	12,507,804
3,835	*	United America Indemnity Ltd	94,456
7,816		United Fire & Casualty Co	247,767
11,007		Universal Insurance Holdings, Inc	86,295
101,940		UnumProvident Corp	3,235,576
38,980		Validus Holdings Ltd	1,538,930
43,233		W.R. Berkley Corp	1,898,361
2,356		White Mountains Insurance Group Ltd	1,376,069
111,387		XL Capital Ltd	3,405,101
		TOTAL INSURANCE	319,999,602

MATERIALS - 3.8%
12,157		A. Schulman, Inc	402,640
4,043	*	Advanced Emissions Solutions, Inc	152,704
1,694	*	AEP Industries, Inc	100,657
79,644		Air Products & Chemicals, Inc	8,681,992
25,653		Airgas, Inc	2,797,973
135

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

58,175	*,e	AK Steel Holding Corp	$255,970
33,726		Albemarle Corp	2,232,324
407,733	e	Alcoa, Inc	3,779,685
41,244		Allegheny Technologies, Inc	1,365,176
52,676	*,e	Allied Nevada Gold Corp	214,918
11,989		AMCOL International Corp	384,607
2,180	*	American Pacific Corp	99,234
12,668		American Vanguard Corp	330,635
26,959		Aptargroup, Inc	1,729,689
6,105	*	Arabian American Development Co	55,555
29,474		Ashland, Inc	2,727,819
39,901		Avery Dennison Corp	1,880,135
26,771		Axiall Corp	1,041,124
12,614		Balchem Corp	722,278
56,772		Ball Corp	2,775,583
39,752		Bemis Co, Inc	1,586,105
24,422	*	Berry Plastics Group, Inc	490,394
5,128	*	Boise Cascade Co	131,328
8,509		Brush Engineered Materials, Inc	253,653
24,991		Cabot Corp	1,164,830
20,101	*	Calgon Carbon Corp	401,015
17,706		Carpenter Technology Corp	1,050,497
7,123	*	Castle (A.M.) & Co	101,930
60,931		Celanese Corp (Series A)	3,412,745
20,860	*	Century Aluminum Co	181,065
22,755		CF Industries Holdings, Inc	4,905,978
1,888		Chase Corp	57,131
37,521	*	Chemtura	919,264
8,287	*	Clearwater Paper Corp	432,747
58,356	e	Cliffs Natural Resources, Inc	1,498,582
37,593	*	Coeur d’Alene Mines Corp	459,011
44,275		Commercial Metals Co	812,889
12,476		Compass Minerals International, Inc	929,088
54,951	*	Crown Holdings, Inc	2,395,864
16,786		Cytec Industries, Inc	1,394,749
4,672		Deltic Timber Corp	298,447
12,763		Domtar Corp	1,081,154
459,949		Dow Chemical Co	18,154,187
351,094		Du Pont (E.I.) de Nemours & Co	21,486,953
18,290		Eagle Materials, Inc	1,371,933
57,551		Eastman Chemical Co	4,534,443
100,639		Ecolab, Inc	10,667,734
30,165	*	Ferro Corp	387,017
19,092	*	Flotek Industries, Inc	408,187
51,832		FMC Corp	3,771,296
393,161		Freeport-McMoRan Copper & Gold, Inc (Class B)	14,452,598
8,437		FutureFuel Corp	146,888
29,302	*,e	General Moly, Inc	48,055
16,295		Glatfelter	426,929
24,612		Globe Specialty Metals, Inc	431,694
14,256	e	Gold Resource Corp	73,989
74,151	*	Graphic Packaging Holding Co	622,868
136

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

11,581		Greif, Inc (Class A)	$619,468
2,024	*	GSE Holding, Inc	5,708
20,134		H.B. Fuller Co	963,815
3,387		Hawkins, Inc	121,966
4,304		Haynes International, Inc	231,986
27,672	*	Headwaters, Inc	241,577
147,063	e	Hecla Mining Co	458,837
17,308	*	Horsehead Holding Corp	251,139
69,627		Huntsman Corp	1,616,739
9,492		Innophos Holdings, Inc	475,739
9,042		Innospec, Inc	416,474
31,320		International Flavors & Fragrances, Inc	2,588,598
169,558		International Paper Co	7,563,982
20,888	e	Intrepid Potash, Inc	310,187
7,211		Kaiser Aluminum Corp	486,382
15,061		Kapstone Paper and Packaging Corp	782,570
2,222		KMG Chemicals, Inc	44,396
7,936		Koppers Holdings, Inc	353,231
12,330	*	Kraton Polymers LLC	262,259
7,790		Kronos Worldwide, Inc	120,823
9,753	*	Landec Corp	114,208
50,084	*	Louisiana-Pacific Corp	851,929
7,299	*	LSB Industries, Inc	268,019
154,334		LyondellBasell Industries AF S.C.A	11,513,316
17,323		Martin Marietta Materials, Inc	1,699,213
65,488		MeadWestvaco Corp	2,282,257
55,545	*	Midway Gold Corp	52,212
13,357		Minerals Technologies, Inc	756,407
65,937	*,e	Molycorp, Inc	334,301
204,421		Monsanto Co	21,439,674
116,848		Mosaic Co	5,357,481
10,561		Myers Industries, Inc	188,197
5,598		Neenah Paper, Inc	230,302
3,624	e	NewMarket Corp	1,128,369
186,802		Newmont Mining Corp	5,092,222
19,907		Noranda Aluminium Holding Corp	54,147
118,339		Nucor Corp	6,126,410
28,445		Olin Corp	640,297
4,158		Olympic Steel, Inc	113,804
13,229	*	OM Group, Inc	449,786
17,813	*	Omnova Solutions, Inc	154,973
63,418	*	Owens-Illinois, Inc	2,016,058
36,592		Packaging Corp of America	2,278,950
51,341	*,e	Paramount Gold and Silver Corp	62,123
3,423	*	Penford Corp	46,553
37,930		PolyOne Corp	1,149,279
53,262		PPG Industries, Inc	9,724,576
113,163		Praxair, Inc	14,112,558
5,023		Quaker Chemical Corp	381,296
29,070		Reliance Steel & Aluminum Co	2,130,540
85,695		Rentech, Inc	146,538
26,842	*,e	Resolute Forest Products	429,204
137

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

26,925		Rock-Tenn Co (Class A)	$2,881,244
29,694		Rockwood Holdings, Inc	1,878,145
24,595		Royal Gold, Inc	1,181,544
50,666		RPM International, Inc	1,961,788
12,025	*	RTI International Metals, Inc	407,647
10,080		Schnitzer Steel Industries, Inc (Class A)	292,723
11,733		Schweitzer-Mauduit International, Inc	726,038
16,900		Scotts Miracle-Gro Co (Class A)	992,368
74,733		Sealed Air Corp	2,255,442
19,364		Sensient Technologies Corp	1,009,445
34,108		Sherwin-Williams Co	6,412,304
47,414		Sigma-Aldrich Corp	4,097,992
18,728		Silgan Holdings, Inc	844,071
38,597		Sonoco Products Co	1,568,582
60,689		Southern Copper Corp (NY)	1,696,258
84,822		Steel Dynamics, Inc	1,524,251
7,534		Stepan Co	443,527
44,834	*	Stillwater Mining Co	489,139
26,814	*	SunCoke Energy, Inc	536,280
32,425	*	Tahoe Resources, Inc	620,939
6,077	*	Taminco Corp	121,358
7,998	*	Texas Industries, Inc	429,493
10,895		Tredegar Corp	318,352
1,648	*	UFP Technologies, Inc	37,986
650	*	United States Lime & Minerals, Inc	36,114
55,021	e	United States Steel Corp	1,369,473
2,856	*	Universal Stainless & Alloy	92,306
5,217	*	US Concrete, Inc	113,991
8,372	e	US Silica Holdings Inc	291,513
34,573		Valspar Corp	2,419,073
49,306		Vulcan Materials Co	2,640,336
28,986	e	Walter Energy, Inc	460,588
21,822		Wausau Paper Corp	255,317
7,950		Westlake Chemical Corp	853,989
1,691	*	WHX Corp	39,045
20,150		Worthington Industries, Inc	816,881
29,016	*	WR Grace & Co	2,659,607
12,943		Zep, Inc	257,436
11,984	*	Zoltek Cos, Inc	200,133
		TOTAL MATERIALS	287,147,728

MEDIA - 3.8%
6,831		AH Belo Corp (Class A)	54,921
22,976	*	AMC Networks, Inc	1,610,388
39,548		Belo (A.H.) Corp (Class A)	542,994
79,269		Cablevision Systems Corp (Class A)	1,232,633
9,072	*	Carmike Cinemas, Inc	207,658
235,890		CBS Corp (Class B)	13,950,535
26,533	*,e	Central European Media Enterprises Ltd (Class A) NASDAQ	81,456
25,284	*	Charter Communications, Inc	3,394,124
43,375		Cinemark Holdings, Inc	1,423,134
16,417		Clear Channel Outdoor Holdings, Inc (Class A)	139,544
138

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

1,000,518		Comcast Corp (Class A)	$47,604,647
8,719	*	Crown Media Holdings, Inc (Class A)	28,947
28,086	*	Cumulus Media, Inc (Class A)	167,954
305	*	Daily Journal Corp	45,122
6,234	*	Dex Media, Inc	42,079
11,050	*,e	Digital Generation, Inc	139,782
200,251	*	DIRECTV	12,513,685
92,814	*	Discovery Communications, Inc (Class A)	8,253,021
79,611		DISH Network Corp (Class A)	3,837,250
27,749	*,e	DreamWorks Animation SKG, Inc (Class A)	950,126
11,230	*	Entercom Communications Corp (Class A)	98,487
28,044		Entravision Communications Corp (Class A)	189,017
10,946	*	EW Scripps Co (Class A)	216,950
87,353		Gannett Co, Inc	2,417,057
5,657	*	Global Sources Ltd	42,371
25,569	*	Gray Television, Inc	216,058
16,084		Harte-Hanks, Inc	128,189
2,790	*,e	Hemisphere Media Group, Inc	26,393
164,640		Interpublic Group of Cos, Inc	2,765,952
17,384		John Wiley & Sons, Inc (Class A)	874,241
17,540	*	Journal Communications, Inc (Class A)	146,459
30,056	*	Lamar Advertising Co (Class A)	1,373,860
150,118	*	Liberty Global plc (Class A)	11,764,748
39,473	*	Liberty Media Corp	6,035,816
30,709	*,e	Lions Gate Entertainment Corp	1,061,917
52,113	*	Live Nation, Inc	1,013,077
5,064		Loral Space & Communications, Inc	361,418
23,286	*	Madison Square Garden, Inc	1,409,269
6,123	*	Martha Stewart Living Omnimedia, Inc (Class A)	15,675
22,457	*,e	McClatchy Co (Class A)	63,329
105,569		McGraw-Hill Cos, Inc	7,356,048
9,667		MDC Partners, Inc	298,034
7,819	*,e	Media General, Inc (Class A)	114,001
12,852	e	Meredith Corp	659,308
8,026		Morningstar, Inc	644,408
21,707		National CineMedia, Inc	380,307
48,407	e	New York Times Co (Class A)	669,469
185,339	*	News Corp	3,261,966
12,451		Nexstar Broadcasting Group, Inc (Class A)	552,700
99,357		Omnicom Group, Inc	6,767,205
2,956	*,e	ReachLocal, Inc	36,329
4,992	*	Reading International, Inc	33,047
32,957	e	Regal Entertainment Group (Class A)	626,513
3,944	*	Rentrak Corp	147,861
1,443		Saga Communications, Inc	68,701
2,491		Salem Communications	20,576
9,206		Scholastic Corp	264,120
41,239		Scripps Networks Interactive (Class A)	3,319,739
26,121		Sinclair Broadcast Group, Inc (Class A)	837,439
1,176,968	e	Sirius XM Radio, Inc	4,437,169
42,158	*	Starz-Liberty Capital	1,271,064
142,587		Thomson Corp	5,356,994
139

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

111,359		Time Warner Cable, Inc	$13,379,784
354,662		Time Warner, Inc	24,379,466
755,689		Twenty-First Century Fox, Inc	25,753,881
13,632	e	Valassis Communications, Inc	372,971
184,851		Viacom, Inc (Class B)	15,396,240
687,399		Walt Disney Co	47,148,697
1,614		Washington Post Co (Class B)	1,038,318
10,869		World Wrestling Entertainment, Inc (Class A)	140,754
		TOTAL MEDIA	291,173,392

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.0%
607,312		AbbVie, Inc	29,424,266
26,866	*,e	Acadia Pharmaceuticals, Inc	610,664
4,587	*,e	Accelerate Diagnostics, Inc	58,805
8,030	*,e	AcelRx Pharmaceuticals, Inc	53,962
38,434	*,e	Achillion Pharmaceuticals, Inc	96,469
15,505	*	Acorda Therapeutics, Inc	474,608
66,822	*	Actavis plc	10,329,345
10,890	*	Aegerion Pharmaceuticals, Inc	901,910
28,957	*,e	Affymetrix, Inc	204,726
129,735		Agilent Technologies, Inc	6,585,349
2,700	*,e	Agios Pharmaceuticals, Inc	62,532
22,437	*,e	Akorn, Inc	458,612
8,996	*	Albany Molecular Research, Inc	117,848
74,628	*	Alexion Pharmaceuticals, Inc	9,175,513
6,677	*,e	Alimera Sciences, Inc	14,289
48,382	*	Alkermes plc	1,702,563
113,076		Allergan, Inc	10,245,816
22,228	*	Alnylam Pharmaceuticals, Inc	1,280,555
8,251	*	AMAG Pharmaceuticals, Inc	222,612
287,401		Amgen, Inc	33,338,516
8,671	*,e	Amicus Therapeutics, Inc	18,383
12,858	*,e	Ampio Pharmaceuticals, Inc	113,665
9,815	*,e	Anacor Pharmaceuticals, Inc	127,693
83,279	*,e	Arena Pharmaceuticals, Inc	365,595
70,435	*,e	Ariad Pharmaceuticals, Inc	154,957
16,141	*	Arqule, Inc	36,317
45,206	*	Array Biopharma, Inc	226,934
18,975	*	Auxilium Pharmaceuticals, Inc	326,560
51,205	*	AVANIR Pharmaceuticals, Inc	207,380
15,045	*	AVEO Pharmaceuticals, Inc	31,143
11,182	*,e	BioDelivery Sciences International, Inc	58,705
91,274	*	Biogen Idec, Inc	22,288,198
53,082	*	BioMarin Pharmaceuticals, Inc	3,334,611
7,806	*	Bio-Rad Laboratories, Inc (Class A)	964,197
14,329	*,e	Biotime, Inc	52,014
631,347		Bristol-Myers Squibb Co	33,158,344
41,744	*	Bruker BioSciences Corp	853,665
26,225	*	Cadence Pharmaceuticals, Inc	129,289
11,532	*	Cambrex Corp	193,968
160,063	*	Celgene Corp	23,767,755
40,506	*,e	Cell Therapeutics, Inc	71,291
140

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

30,077	*	Celldex Therapeutics, Inc	$689,064
5,415	*	Cempra, Inc	61,514
26,407	*,e	Cepheid, Inc	1,075,293
20,044	*	Charles River Laboratories International, Inc	986,365
25,311	*,e	Chelsea Therapeutics International, Inc	71,630
9,194	*,e	ChemoCentryx, Inc	45,510
3,273	*	Chimerix, Inc	49,586
7,351	*	Clovis Oncology, Inc	375,710
9,235	*,e	Corcept Therapeutics, Inc	15,607
2,379	*	Cornerstone Therapeutics, Inc	22,529
8,094	*,e	Coronado Biosciences, Inc	13,517
20,957	*	Covance, Inc	1,870,622
24,842	*	Cubist Pharmaceuticals, Inc	1,540,204
31,564	*,e	Curis, Inc	125,940
9,504	*,e	Cytokinetics, Inc	57,119
21,131	*,e	Cytori Therapeutics, Inc	43,530
60,644	*,e	Dendreon Corp	155,855
17,299	*	Depomed, Inc	124,553
4,787	*,e	Durata Therapeutics, Inc	46,338
57,244	*	Dyax Corp	470,546
51,676	*	Dynavax Technologies Corp	63,561
382,152		Eli Lilly & Co	19,038,813
9,569	*	Emergent Biosolutions, Inc	186,883
1,466	*,e	Enanta Pharmaceuticals, Inc	29,261
42,799	*	Endo Pharmaceuticals Holdings, Inc	1,871,600
11,546	*,e	Endocyte, Inc	120,425
10,740		Enzon Pharmaceuticals, Inc	15,895
2,204	*,e	Epizyme, Inc	84,457
24,459	*	Exact Sciences Corp	269,538
69,504	*,e	Exelixis, Inc	342,655
6,457	*,e	Fibrocell Science, Inc	23,891
8,605	*	Fluidigm Corp	271,057
103,707	*	Forest Laboratories, Inc	4,877,340
2,786	*	Furiex Pharmaceuticals Inc	108,933
65,711	*,e	Galena Biopharma, Inc	146,536
7,532	*,e	Genomic Health, Inc	225,357
58,020	*	Geron Corp	229,179
585,638	*	Gilead Sciences, Inc	41,574,442
1,967	*,e	Golf Trust Of America, Inc	4,111
36,433	*,e	Halozyme Therapeutics, Inc	424,444
6,915	*	Harvard Bioscience, Inc	40,729
4,178		Hi-Tech Pharmacal Co, Inc	180,030
16,239	*,e	Horizon Pharma, Inc	68,041
62,636	*	Hospira, Inc	2,538,011
3,330	*,e	Hyperion Therapeutics, Inc	66,700
32,967	*,e	Idenix Pharmaceuticals, Inc	108,461
47,472	*,e	Illumina, Inc	4,439,107
32,225	*,e	Immunogen, Inc	530,423
22,372	*,e	Immunomedics, Inc	84,790
23,801	*	Impax Laboratories, Inc	482,208
38,370	*	Incyte Corp	1,496,430
141

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

18,307	*	Infinity Pharmaceuticals, Inc	$248,060
18,768	*	Insmed, Inc	267,256
1,634	*	Insys Therapeutics, Inc	65,180
2,388	*	Intercept Pharmaceuticals, Inc	129,525
31,378	*	InterMune, Inc	442,116
37,018	*,e	Ironwood Pharmaceuticals, Inc	355,743
43,218	*,e	Isis Pharmaceuticals, Inc	1,437,863
20,138	*	Jazz Pharmaceuticals plc	1,827,322
1,076,056		Johnson & Johnson	99,653,546
31,085	*,e	Keryx Biopharmaceuticals, Inc	321,730
3,871	*,e	KYTHERA Biopharmaceuticals, Inc	173,072
4,903	*	Lannett Co, Inc	115,760
87,144	*	Lexicon Pharmaceuticals, Inc	209,146
65,700	*	Life Technologies Corp	4,947,867
6,750	*	Ligand Pharmaceuticals, Inc (Class B)	349,380
16,220	*	Luminex Corp	316,290
22,442	*	Mallinckrodt plc	942,788
55,353	*,e	MannKind Corp	270,676
21,448	*	Medicines Co	727,516
28,511	*	Medivation, Inc	1,706,668
3,680	*,e	MEI Pharma, Inc	29,514
1,158,306		Merck & Co, Inc	52,228,018
53,810	*,e	Merrimack Pharmaceuticals, Inc	144,211
11,847	*	Mettler-Toledo International, Inc	2,931,659
31,680	*,e	MiMedx Group, Inc	167,904
16,661	*	Momenta Pharmaceuticals, Inc	273,074
145,389	*	Mylan Laboratories, Inc	5,505,881
30,891	*,e	Myriad Genetics, Inc	753,123
15,706	*,e	Nanosphere, Inc	30,627
44,178	*	Nektar Therapeutics	420,133
11,661	*	NeoGenomics, Inc	42,446
25,367	*	Neurocrine Biosciences, Inc	239,464
6,327	*,e	NewLink Genetics Corp	105,977
65,983	*	Novavax, Inc	204,547
37,254	*	NPS Pharmaceuticals, Inc	1,072,170
9,798	*,e	Omeros Corp	97,980
4,456	*	OncoGenex Pharmaceutical, Inc	31,326
71,634	*,e	Opko Health, Inc	717,773
41,922	*	Orexigen Therapeutics, Inc	204,579
5,036	*,e	Osiris Therapeutics, Inc	67,029
3,243	*	OvaScience, Inc	31,360
25,430	*	Pacific Biosciences of California, Inc	104,517
10,594	*	Pacira Pharmaceuticals, Inc	535,103
21,911	*	Parexel International Corp	1,001,552
53,478	e	PDL BioPharma, Inc	432,637
52,780	*,e	Peregrine Pharmaceuticals, Inc	68,086
43,144		PerkinElmer, Inc	1,641,198
36,295	e	Perrigo Co	5,004,718
2,563,334		Pfizer, Inc	78,643,087
22,161	*	Pharmacyclics, Inc	2,629,181
3,806	*,e	Portola Pharmaceuticals, Inc	84,303
142

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

11,983	*	Pozen, Inc	$75,313
16,453	*	Progenics Pharmaceuticals, Inc	59,889
4,612	*	Prothena Corp plc	110,872
8,392	*	Puma Biotechnology, Inc	321,498
89,388	*	Qiagen N.V. (NASDAQ)	2,070,226
20,226	e	Questcor Pharmaceuticals, Inc	1,241,270
10,342	*	Quintiles Transnational Holdings, Inc	434,261
20,853	*,e	Raptor Pharmaceutical Corp	299,866
2,085	*	Receptos, Inc	53,293
30,390	*	Regeneron Pharmaceuticals, Inc	8,740,164
3,461	*,e	Regulus Therapeutics, Inc	24,123
14,264	*	Repligen Corp	156,048
8,671	*,e	Repros Therapeutics, Inc	156,425
33,185	*	Rigel Pharmaceuticals, Inc	102,542
6,229	*	Sagent Pharmaceuticals	135,107
23,734	*	Salix Pharmaceuticals Ltd	1,702,914
20,124	*,e	Sangamo Biosciences, Inc	188,562
21,111	*	Santarus, Inc	492,520
12,209	*,e	Sarepta Therapeutics, Inc	475,418
22,166	*	Sciclone Pharmaceuticals, Inc	104,845
38,446	*,e	Seattle Genetics, Inc	1,485,169
42,517	*,e	Sequenom, Inc	81,633
10,219	*,e	SIGA Technologies, Inc	35,051
21,223	e	Spectrum Pharmaceuticals, Inc	182,306
3,448	*	Stemline Therapeutics, Inc	95,958
5,074	*	Sucampo Pharmaceuticals, Inc (Class A)	31,459
14,120	*	Sunesis Pharmaceuticals, Inc	70,741
2,879	*,e	Supernus Pharmaceuticals, Inc	20,355
6,471	*,e	Synageva BioPharma Corp	328,727
30,955	*,e	Synergy Pharmaceuticals, Inc	125,058
19,429	*,e	Synta Pharmaceuticals Corp	88,208
14,240	*	Targacept, Inc	67,640
14,556		Techne Corp	1,272,049
5,023	*	TESARO, Inc	193,385
4,186	*	Tetraphase Pharmaceuticals, Inc	52,451
5,277	*	TG Therapeutics, Inc	19,050
29,412	*	TherapeuticsMD, Inc	124,119
31,312	*	Theravance, Inc	1,147,272
137,671		Thermo Electron Corp	13,461,470
19,914	*,e	Threshold Pharmaceuticals, Inc	86,427
17,748	*	United Therapeutics Corp	1,571,053
12,930	*	Vanda Pharmaceuticals, Inc	92,579
5,332	*	Verastem, Inc	53,320
88,326	*	Vertex Pharmaceuticals, Inc	6,301,177
28,303	*	Vical, Inc	35,379
24,692	*	Viropharma, Inc	958,543
38,588	*,e	Vivus, Inc	362,341
33,196	*	Waters Corp	3,350,140
15,218	*,e	Xenoport, Inc	79,590
28,607	*,e	XOMA Corp	129,018
20,788	*,e	ZIOPHARM Oncology, Inc	73,590
191,256		Zoetis Inc	6,055,165
143

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

21,917	*,e	Zogenix, Inc	$64,217
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	604,614,441

REAL ESTATE - 3.4%
21,851		Acadia Realty Trust	582,766
10,756		AG Mortgage Investment Trust	175,753
4,503		Agree Realty Corp	142,160
16,493	*	Alexander & Baldwin, Inc	610,241
748		Alexander’s, Inc	240,676
27,207		Alexandria Real Estate Equities, Inc	1,789,676
16,217		Altisource Residential Corp	430,886
12,843		American Assets Trust,Inc	427,543
40,023		American Campus Communities, Inc	1,383,195
149,390		American Capital Agency Corp	3,244,751
22,743		American Capital Mortgage, Inc	434,619
19,800	*	American Homes 4 Rent	306,504
58,571		American Realty Capital Properties, Inc	777,237
5,147	*	American Residential Properties, Inc	88,683
152,262		American Tower Corp	12,081,990
6,049		AmREIT, Inc (Class B)	106,462
361,729		Annaly Capital Management, Inc	4,264,785
58,827		Anworth Mortgage Asset Corp	288,841
55,547		Apartment Investment & Management Co (Class A)	1,554,205
16,650		Apollo Commercial Real Estate Finance, Inc	268,231
8,434		Ares Commercial Real Estate Corp	104,835
6,956		Armada Hoffler Properties, Inc	66,917
142,065		ARMOUR Residential REIT, Inc	585,308
19,796		Ashford Hospitality Trust, Inc	258,536
20,730		Associated Estates Realty Corp	317,998
3,145	*	AV Homes, Inc	60,069
49,596		AvalonBay Communities, Inc	6,201,980
4,424		Aviv REIT, Inc	112,370
71,631		BioMed Realty Trust, Inc	1,426,889
58,385		Boston Properties, Inc	6,042,847
59,586		Brandywine Realty Trust	847,909
29,590		BRE Properties, Inc (Class A)	1,615,910
32,397		Camden Property Trust	2,079,887
21,629		Campus Crest Communities, Inc	216,506
32,378		Capital Lease Funding, Inc	275,213
33,795		Capstead Mortgage Corp	399,795
61,584		CBL & Associates Properties, Inc	1,219,979
106,633	*	CBRE Group, Inc	2,477,085
28,202		Cedar Shopping Centers, Inc	161,033
94,917		Chambers Street Properties	885,576
6,009		Chatham Lodging Trust	113,330
18,339		Chesapeake Lodging Trust	432,250
382,644		Chimera Investment Corp	1,159,411
23,584		Colony Financial, Inc	477,104
2,228		Consolidated-Tomoka Land Co	83,595
7,277		Coresite Realty	236,066
32,702		Corporate Office Properties Trust	804,469
64,867		Cousins Properties, Inc	734,943
144

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

51,687		CubeSmart	$944,321
7,262		CyrusOne, Inc	141,536
64,606		CYS Investments, Inc	548,505
111,159		DCT Industrial Trust, Inc	861,482
100,625		DDR Corp	1,705,594
74,370		DiamondRock Hospitality Co	847,074
49,270		Digital Realty Trust, Inc	2,348,208
54,267		Douglas Emmett, Inc	1,352,876
122,626		Duke Realty Corp	2,031,913
23,826		DuPont Fabros Technology, Inc	592,076
21,154		Dynex Capital, Inc	182,771
12,644		EastGroup Properties, Inc	804,917
43,469		Education Realty Trust, Inc	397,307
2,301		Ellington Residential Mortgage REIT	35,942
17,551		Entertainment Properties Trust	901,595
31,774		Equity Lifestyle Properties, Inc	1,207,094
22,979		Equity One, Inc	554,024
138,160		Equity Residential	7,234,058
14,713		Essex Property Trust, Inc	2,368,793
18,727		Excel Trust, Inc	226,222
42,342		Extra Space Storage, Inc	1,947,309
25,596		Federal Realty Investment Trust	2,651,746
46,794	*	FelCor Lodging Trust, Inc	314,456
39,744		First Industrial Realty Trust, Inc	718,174
23,269		First Potomac Realty Trust	285,976
57,714	*	Forest City Enterprises, Inc (Class A)	1,169,286
16,040	*	Forestar Real Estate Group, Inc	358,173
36,242		Franklin Street Properties Corp	478,394
226,636		General Growth Properties, Inc	4,811,482
11,101		Getty Realty Corp	212,917
4,744		Gladstone Commercial Corp	89,662
54,142		Glimcher Realty Trust	554,955
20,694		Government Properties Income Trust	505,968
23,085	*	Gramercy Property Trust, Inc	105,498
36,991		Hatteras Financial Corp	673,236
170,627		HCP, Inc	7,081,020
109,832		Health Care REIT, Inc	7,122,605
34,456		Healthcare Realty Trust, Inc	827,289
42,381		Healthcare Trust of America, Inc	492,467
74,609		Hersha Hospitality Trust	423,033
34,846		Highwoods Properties, Inc	1,345,056
21,908		Home Properties, Inc	1,321,271
53,576		Hospitality Properties Trust	1,574,063
275,002		Host Marriott Corp	5,101,287
14,794	*	Howard Hughes Corp	1,731,638
45,279		HRPT Properties Trust	1,103,449
16,040		Hudson Pacific Properties	331,868
32,388		Inland Real Estate Corp	346,228
50,527		Invesco Mortgage Capital, Inc	780,642
38,340		Investors Real Estate Trust	330,491
34,428	*	iStar Financial, Inc	434,826
17,795		JAVELIN Mortgage Investment Corp	211,227
145

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

17,513		Jones Lang LaSalle, Inc	$1,667,238
22,757	e	Kennedy-Wilson Holdings, Inc	456,050
31,755		Kilroy Realty Corp	1,688,096
151,262		Kimco Realty Corp	3,249,108
35,323		Kite Realty Group Trust	226,067
36,545		LaSalle Hotel Properties	1,134,722
64,107		Lexington Corporate Properties Trust	750,052
49,895		Liberty Property Trust	1,855,595
14,173		LTC Properties, Inc	559,125
52,532		Macerich Co	3,110,420
35,378		Mack-Cali Realty Corp	727,372
57,862		Medical Properties Trust, Inc	754,520
129,472		MFA Mortgage Investments, Inc	959,387
28,358		Mid-America Apartment Communities, Inc	1,882,971
18,179		Monmouth Real Estate Investment Corp (Class A)	167,610
9,827		National Health Investors, Inc	614,384
45,292		National Retail Properties, Inc	1,558,045
96,840		New Residential Investment Corp	640,112
24,444		New York Mortgage Trust, Inc	156,930
91,348		NorthStar Realty Finance Corp	852,277
43,177		Omega Healthcare Investors, Inc	1,435,203
4,657		One Liberty Properties, Inc	98,449
17,357		Parkway Properties, Inc	314,335
23,266		Pebblebrook Hotel Trust	702,633
25,087		Pennsylvania Real Estate Investment Trust	454,827
26,971		Pennymac Mortgage Investment Trust	622,221
66,472		Piedmont Office Realty Trust, Inc	1,228,403
61,883		Plum Creek Timber Co, Inc	2,809,488
21,589		Post Properties, Inc	987,481
17,050		Potlatch Corp	696,151
190,223		Prologis, Inc	7,599,409
7,618		PS Business Parks, Inc	620,791
55,290		Public Storage, Inc	9,231,771
26,391		RAIT Investment Trust	199,252
22,914		Ramco-Gershenson Properties	372,582
48,133		Rayonier, Inc	2,263,214
47,711	*	Realogy Holdings Corp	1,962,831
75,148		Realty Income Corp	3,129,914
29,819		Redwood Trust, Inc	522,429
35,027		Regency Centers Corp	1,809,495
45,907		Resource Capital Corp	282,328
25,658		Retail Opportunities Investment Corp	379,738
48,981		Retail Properties of America, Inc	700,918
9,240	*	Rexford Industrial Realty, Inc	125,849
46,937		RLJ Lodging Trust	1,185,629
8,663		Rouse Properties, Inc	175,166
16,871		Ryman Hospitality Properties	622,709
13,099		Sabra Healthcare REIT, Inc	352,363
3,064		Saul Centers, Inc	144,008
7,332		Select Income REIT	201,997
72,164		Senior Housing Properties Trust	1,778,121
8,420		Silver Bay Realty Trust Corp	130,173
146

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

119,513		Simon Property Group, Inc	$18,470,734
34,931		SL Green Realty Corp	3,303,425
12,009		Sovran Self Storage, Inc	918,568
144,162		Spirit Realty Capital, Inc	1,507,935
25,316	*,e	St. Joe Co	472,650
16,465		STAG Industrial, Inc	344,283
74,572		Starwood Property Trust, Inc	1,915,755
75,251	*	Strategic Hotels & Resorts, Inc	654,684
40,051		Summit Hotel Properties, Inc	368,069
13,972		Sun Communities, Inc	622,732
61,944		Sunstone Hotel Investors, Inc	820,758
36,132		Tanger Factory Outlet Centers, Inc	1,259,200
24,852		Taubman Centers, Inc	1,635,013
5,192	*	Tejon Ranch Co	192,208
7,248		Terreno Realty Corp	128,869
9,787		Thomas Properties Group, Inc	66,552
135,400		Two Harbors Investment Corp	1,263,282
95,313		UDR, Inc	2,364,716
5,775		UMH Properties, Inc	58,096
4,803		Universal Health Realty Income Trust	210,948
5,702		Urstadt Biddle Properties, Inc (Class A)	112,557
109,308		Ventas, Inc	7,131,254
71,833		Vornado Realty Trust	6,397,447
25,504		Washington Real Estate Investment Trust	668,460
46,512		Weingarten Realty Investors	1,475,826
9,320		Western Asset Mortgage Capital Corp	150,145
221,402		Weyerhaeuser Co	6,730,621
6,793		Whitestone REIT	93,675
14,231		Winthrop Realty Trust	167,499
21,415		WP Carey, Inc	1,426,453
7,855		ZAIS Financial Corp	136,677
		TOTAL REAL ESTATE	256,538,064

RETAILING - 4.6%
8,446	*	1-800-FLOWERS.COM, Inc (Class A)	45,862
29,021		Aaron’s, Inc	823,326
29,862		Abercrombie & Fitch Co (Class A)	1,119,228
28,291		Advance Auto Parts, Inc	2,805,901
29,079	*,e	Aeropostale, Inc	270,144
141,017	*	Amazon.com, Inc	51,334,419
73,659		American Eagle Outfitters, Inc	1,140,978
3,169	*	America’s Car-Mart, Inc	144,950
17,376	*	Ann Taylor Stores Corp	614,415
11,436	*	Asbury Automotive Group, Inc	549,500
49,905	*	Ascena Retail Group, Inc	987,620
8,667	*	Audiovox Corp (Class A)	134,425
19,403	*	Autonation, Inc	935,807
13,576	*	AutoZone, Inc	5,901,351
15,535	*,e	Barnes & Noble, Inc	219,510
11,576		Bebe Stores, Inc	69,803
82,500	*	Bed Bath & Beyond, Inc	6,378,900
104,527		Best Buy Co, Inc	4,473,756
147

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

6,241		Big 5 Sporting Goods Corp	$118,017
22,280	*	Big Lots, Inc	810,101
5,451	*	Blue Nile, Inc	223,873
6,527	*	Body Central Corp	36,551
5,473	e	Bon-Ton Stores, Inc	62,666
18,821		Brown Shoe Co, Inc	422,343
10,709	e	Buckle, Inc	524,098
18,207	*	Cabela’s, Inc	1,080,039
86,178	*	Carmax, Inc	4,049,504
10,463		Cato Corp (Class A)	313,576
61,892		Chico’s FAS, Inc	1,061,448
8,544	*	Children’s Place Retail Stores, Inc	466,417
18,136	*	Christopher & Banks Corp	104,645
6,565	*	Citi Trends, Inc	96,374
8,547	*,e	Conn’s, Inc	516,581
4,050		Core-Mark Holding Co, Inc	286,456
23,491		CST Brands, Inc	757,350
5,544		Destination Maternity Corp	173,195
19,258	*	Destination XL Group, Inc	133,843
37,654		Dick’s Sporting Goods, Inc	2,003,569
10,272		Dillard’s, Inc (Class A)	842,099
125,067	*	Dollar General Corp	7,226,371
84,610	*	Dollar Tree, Inc	4,941,224
14,556		DSW, Inc (Class A)	1,276,125
40,694		Expedia, Inc	2,396,063
32,600	*	Express Parent LLC	756,646
37,016		Family Dollar Stores, Inc	2,549,662
18,009		Finish Line, Inc (Class A)	450,945
12,522	*,e	Five Below, Inc	604,312
55,898		Foot Locker, Inc	1,939,661
17,131	*,e	Francesca’s Holdings Corp	308,187
16,159		Fred’s, Inc (Class A)	261,776
45,541		GameStop Corp (Class A)	2,496,558
106,145		Gap, Inc	3,926,304
8,668	*	Genesco, Inc	590,377
59,181		Genuine Parts Co	4,665,238
37,552		GNC Holdings, Inc	2,208,809
4,270		Gordmans Stores, Inc	42,273
8,750		Group 1 Automotive, Inc	560,000
160,182	*	Groupon, Inc	1,462,462
21,854		Guess?, Inc	682,937
7,376		Haverty Furniture Cos, Inc	205,127
4,857	*,e	HHgregg, Inc	75,332
9,782	*,e	Hibbett Sports, Inc	570,584
559,223		Home Depot, Inc	43,557,879
21,503	*,e	HomeAway, Inc	637,564
13,393		HSN, Inc	701,793
110,366	*,e	JC Penney Co, Inc	827,745
9,878	*	JOS A Bank Clothiers, Inc	473,946
4,834	*	Kirkland’s, Inc	85,804
84,685		Kohl’s Corp	4,810,108
93,686		L Brands, Inc	5,865,680
148

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

203,240	*	Liberty Interactive Corp	$5,479,350
14,039	*	Liberty Ventures	1,507,367
8,460		Lithia Motors, Inc (Class A)	531,711
112,421	*	LKQ Corp	3,713,266
417,105		Lowe’s Companies, Inc	20,763,487
10,988	*,e	Lumber Liquidators, Inc	1,254,720
145,891		Macy’s, Inc	6,727,034
9,957	*	MarineMax, Inc	146,667
5,117	*,e	Mattress Firm Holding Corp	153,817
18,113		Men’s Wearhouse, Inc	766,180
11,265	e	Monro Muffler, Inc	518,190
17,711	*	Murphy USA, Inc	718,712
19,203	*	NetFlix, Inc	6,192,583
10,555	*	New York & Co, Inc	54,042
55,351		Nordstrom, Inc	3,347,075
10,758		Nutri/System, Inc	202,250
99,293	*	Office Depot, Inc	555,048
33,612	e	OfficeMax, Inc	503,508
9,575	*	Orbitz Worldwide, Inc	88,473
42,550	*	O’Reilly Automotive, Inc	5,268,116
4,892	*	Overstock.com, Inc	114,620
17,800	*	Pacific Sunwear Of California, Inc	47,882
16,091		Penske Auto Group, Inc	637,525
18,830	*	PEP Boys - Manny Moe & Jack	243,660
8,830	e	PetMed Express, Inc	131,037
38,813		Petsmart, Inc	2,824,034
36,040		Pier 1 Imports, Inc	752,515
19,682	*	Priceline.com, Inc	20,741,482
40,686	*,e	RadioShack Corp	114,328
20,510		Rent-A-Center, Inc	702,262
6,747	*,e	Restoration Hardware Holdings, Inc	470,536
3,600	*	RetailMeNot, Inc	117,432
83,915		Ross Stores, Inc	6,490,825
39,086	*,e	Saks, Inc	624,985
64,589	*	Sally Beauty Holdings, Inc	1,699,982
16,723	*,e	Sears Holdings Corp	971,272
3,323	*	Sears Hometown and Outlet Stores, Inc	92,579
21,207	*	Select Comfort Corp	388,512
6,389		Shoe Carnival, Inc	166,050
14,879	*	Shutterfly, Inc	731,154
30,896		Signet Jewelers Ltd	2,306,695
14,342		Sonic Automotive, Inc (Class A)	319,540
12,585	e	Stage Stores, Inc	259,880
253,900		Staples, Inc	4,092,868
11,572		Stein Mart, Inc	170,918
3,201		Systemax, Inc	30,410
244,651		Target Corp	15,850,938
43,566		Tiffany & Co	3,449,120
11,101	*,e	Tile Shop Holdings, Inc	247,885
4,219	*	Tilly’s, Inc	61,429
274,320		TJX Companies, Inc	16,675,913
52,724		Tractor Supply Co	3,761,857
149

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

42,813	*	TripAdvisor, Inc	$3,541,063
17,397	*	Tuesday Morning Corp	246,168
24,251	*	Ulta Salon Cosmetics & Fragrance, Inc	3,124,741
39,553	*	Urban Outfitters, Inc	1,498,268
14,600	*	Valuevision International, Inc (Class A)	77,964
6,650	*,e	Vitacost.com, Inc	52,602
11,513	*	Vitamin Shoppe, Inc	540,075
4,388	*	West Marine, Inc	53,577
36,178	*	Wet Seal, Inc (Class A)	119,749
15,193	*	WEX, Inc	1,418,267
37,339		Williams-Sonoma, Inc	1,958,057
664		Winmark Corp	48,611
12,604	*	Zale Corp	197,001
9,252	*,e	Zumiez, Inc	274,229
		TOTAL RETAILING	346,122,225

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.1%
14,930	*	Advanced Energy Industries, Inc	311,738
238,833	*,e	Advanced Micro Devices, Inc	797,702
5,299	*	Alpha & Omega Semiconductor Ltd	39,001
122,371		Altera Corp	4,111,666
6,956	*	Ambarella, Inc	142,946
24,412	*,e	Amkor Technology, Inc	129,628
31,117	*	Anadigics, Inc	62,856
118,582		Analog Devices, Inc	5,846,093
462,338		Applied Materials, Inc	8,252,733
25,937	*	Applied Micro Circuits Corp	302,425
173,308	*	Atmel Corp	1,261,682
12,233	*	ATMI, Inc	334,450
93,889		Avago Technologies Ltd	4,265,377
32,287	*	Axcelis Technologies, Inc	70,063
217,667		Broadcom Corp (Class A)	5,816,062
23,571		Brooks Automation, Inc	227,224
8,822	*	Cabot Microelectronics Corp	360,732
18,373	*	Cavium Networks, Inc	740,616
8,650	*,e	Ceva, Inc	123,954
24,698	*,e	Cirrus Logic, Inc	553,976
9,419		Cohu, Inc	90,046
44,809	*	Cree, Inc	2,722,147
56,092	e	Cypress Semiconductor Corp	520,534
13,621	*	Diodes, Inc	329,901
6,797	*	DSP Group, Inc	50,638
52,988	*	Entegris, Inc	548,426
34,443	*	Entropic Communications, Inc	147,416
14,159	*	Exar Corp	163,253
47,288	*	Fairchild Semiconductor International, Inc	599,139
25,765	*	First Solar, Inc	1,295,207
20,565	*	Formfactor, Inc	107,349
21,529	*,e	Freescale Semiconductor Holdings Ltd	332,408
5,980	*	GSI Technology, Inc	41,980
45,300	*,e	GT Solar International, Inc	339,750
13,503	*	Hittite Microwave Corp	862,707
150

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

9,801	*	Inphi Corp	$144,467
50,515	*	Integrated Device Technology, Inc	537,480
10,873	*	Integrated Silicon Solution, Inc	117,211
1,907,824		Intel Corp	46,608,141
6,378	*	Intermolecular, Inc	36,992
26,366	*	International Rectifier Corp	686,571
48,195		Intersil Corp (Class A)	537,856
9,988		IXYS Corp	116,160
62,268		Kla-Tencor Corp	4,084,781
19,735	*	Kopin Corp	72,427
62,051	*	Lam Research Corp	3,365,026
42,567	*	Lattice Semiconductor Corp	218,369
88,345		Linear Technology Corp	3,634,513
210,020		LSI Logic Corp	1,780,970
19,456	*	LTX-Credence Corp	119,265
3,778	*	MA-COM Technology Solutions	65,246
150,508		Marvell Technology Group Ltd	1,806,096
111,194		Maxim Integrated Products, Inc	3,302,462
9,302	*,e	MaxLinear, Inc	80,555
17,514		Micrel, Inc	161,129
73,796	e	Microchip Technology, Inc	3,170,276
396,485	*	Micron Technology, Inc	7,009,855
34,769	*	Microsemi Corp	873,745
17,359	*,e	Mindspeed Technologies, Inc	50,168
20,314		MKS Instruments, Inc	602,107
16,479		Monolithic Power Systems, Inc	524,691
18,141	*	MoSys, Inc	79,820
7,437	*	Nanometrics, Inc	138,179
9,646	*	NeoPhotonics Corp Ltd	68,390
1,929	*	NVE Corp	102,951
216,089		Nvidia Corp	3,280,231
20,239	*	Omnivision Technologies, Inc	283,548
165,411	*	ON Semiconductor Corp	1,167,802
9,085	*	PDF Solutions, Inc	208,682
10,093	*,e	Peregrine Semiconductor Corp	82,157
7,286	*	Pericom Semiconductor Corp	58,871
23,544	*	Photronics, Inc	197,770
13,935	*	PLX Technology, Inc	84,167
77,701	*	PMC - Sierra, Inc	456,105
10,991		Power Integrations, Inc	631,323
38,333	*	Rambus, Inc	335,030
112,796	*	RF Micro Devices, Inc	592,179
8,102	*,e	Rubicon Technology, Inc	69,677
12,643	*	Rudolph Technologies, Inc	134,016
25,728	*	Semtech Corp	800,398
13,811	*	Sigma Designs, Inc	75,132
29,865	*	Silicon Image, Inc	156,791
16,163	*	Silicon Laboratories, Inc	650,076
73,040	*	Skyworks Solutions, Inc	1,882,971
16,668	*	Spansion, Inc	199,516
101,075	*	SunEdison, Inc	939,997
15,884	*,e	SunPower Corp	479,538
151

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

3,284		Supertex, Inc	$83,775
72,878	*,e	Teradyne, Inc	1,274,636
19,565		Tessera Technologies, Inc	372,126
424,861		Texas Instruments, Inc	17,878,151
60,020	*	Triquint Semiconductor, Inc	475,959
6,833	*	Ultra Clean Holdings	63,615
10,672	*	Ultratech, Inc	253,887
14,503	*	Veeco Instruments, Inc	423,633
99,425		Xilinx, Inc	4,515,883
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	160,105,366

SOFTWARE & SERVICES - 9.8%
19,693	*	Accelrys, Inc	184,130
246,489		Accenture plc	18,116,942
15,329	*	ACI Worldwide, Inc	844,934
20,862	*	Active Network, Inc	301,247
99,003		Activision Blizzard, Inc	1,647,410
15,624	*	Actuate Corp	125,148
28,063	*	Acxiom Corp	932,534
188,209	*	Adobe Systems, Inc	10,200,928
12,408		Advent Software, Inc	416,288
68,521	*	Akamai Technologies, Inc	3,065,630
19,369	*,e	Alliance Data Systems Corp	4,591,615
61,588		Amdocs Ltd	2,368,059
6,756		American Software, Inc (Class A)	59,115
16,138	*,e	Angie’s List, Inc	227,384
35,988	*	Ansys, Inc	3,147,151
29,253		AOL, Inc	1,060,129
35,666	*	Aspen Technology, Inc	1,363,511
86,277	*	Autodesk, Inc	3,443,315
186,320		Automatic Data Processing, Inc	13,968,410
8,579	*	AVG Technologies NV	172,438
17,549	*,e	Bankrate, Inc	295,525
18,506	*,e	Bazaarvoice, Inc	173,586
18,275		Blackbaud, Inc	657,900
4,303	*,e	Blackhawk Network Holdings, Inc	98,367
15,713	*	Blucora, Inc	371,298
11,058		Booz Allen Hamilton Holding Co	218,948
14,399	*	Bottomline Technologies, Inc	452,417
10,397	*	Brightcove, Inc	158,762
47,045		Broadridge Financial Solutions, Inc	1,654,102
10,067	*	BroadSoft, Inc	329,392
126,571		CA, Inc	4,019,895
9,222	*,e	CACI International, Inc (Class A)	663,800
108,193	*	Cadence Design Systems, Inc	1,403,263
15,264	*	Callidus Software, Inc	157,982
6,253	*	Carbonite, Inc	82,790
17,048	*	Cardtronics, Inc	669,134
3,742		Cass Information Systems, Inc	214,529
2,258	*	ChannelAdvisor Corp	78,714
28,103	*	Ciber, Inc	91,335
71,471	*	Citrix Systems, Inc	4,058,123
152

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

116,217	*	Cognizant Technology Solutions Corp (Class A)	$10,102,744
17,759	*	Commvault Systems, Inc	1,386,623
57,315		Computer Sciences Corp	2,823,337
6,003		Computer Task Group, Inc	102,831
83,741		Compuware Corp	894,354
13,605	*	comScore, Inc	363,526
7,790	*	Comverse, Inc	246,008
17,768	*,e	Concur Technologies, Inc	1,858,533
10,822	*	Constant Contact, Inc	280,398
41,252		Convergys Corp	814,314
15,427	*	Cornerstone OnDemand, Inc	730,777
10,758	*	CoStar Group, Inc	1,904,058
12,041		CSG Systems International, Inc	335,462
4,900	*	Cvent, Inc	151,851
2,701	*,e	Cyan, Inc	12,722
16,602	*	DealerTrack Holdings, Inc	619,255
13,481	*,e	Demand Media, Inc	64,439
6,119	*	Demandware, Inc	302,585
21,212	*	Dice Holdings, Inc	156,545
13,396	*	Digital River, Inc	238,985
2,107		DMRC Corp	44,373
12,911		DST Systems, Inc	1,094,465
5,534	*,e	E2open, Inc	124,515
37,774		Earthlink, Inc	191,136
499,330	*	eBay, Inc	26,319,684
117	e	Ebix, Inc	1,331
4,651	*	eGain Corp	53,393
115,805	*	Electronic Arts, Inc	3,039,881
10,412	*,e	Ellie Mae, Inc	300,907
8,754	*	Envestnet, Inc	317,770
8,495	*	EPAM Systems, Inc	318,308
11,770		EPIQ Systems, Inc	176,079
1,860		ePlus, Inc	101,110
18,834	*	Equinix, Inc	3,041,314
19,019	*	Euronet Worldwide, Inc	825,425
10,995		EVERTEC, Inc	257,943
12,509	*	ExlService Holdings, Inc	361,635
651,368	*	Facebook, Inc	32,737,756
16,813	e	Factset Research Systems, Inc	1,831,608
13,625		Fair Isaac Corp	780,440
109,255		Fidelity National Information Services, Inc	5,326,181
37,250	*	First American Corp	1,239,308
51,652	*	Fiserv, Inc	5,409,514
25,931	*	FleetCor Technologies, Inc	2,991,141
6,261	*	FleetMatics Group plc	198,787
6,370		Forrester Research, Inc	247,220
51,947	*	Fortinet, Inc	1,044,654
36,231	*	Gartner, Inc	2,135,817
64,082	*	Genpact Ltd	1,270,746
3,514	*,m	Gerber Scientific, Inc	0
3,000	*	Gigamon, Inc	92,340
25,360	*	Global Cash Access, Inc	210,488
153

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

8,020	*	Global Eagle Entertainment, Inc	$81,644
30,526		Global Payments, Inc	1,815,686
48,631	*,e	Glu Mobile, Inc	165,345
4,200	*,e	Gogo, Inc	78,288
103,211	*	Google, Inc (Class A)	106,367,192
6,177	*	Guidance Software, Inc	53,987
16,027	*	Guidewire Software, Inc	812,889
8,566		Hackett Group, Inc	60,990
13,744	e	Heartland Payment Systems, Inc	555,945
11,998	*	Higher One Holdings, Inc	95,384
29,546		IAC/InterActiveCorp	1,577,461
12,049	*	iGate Corp	383,640
7,743	*	Imperva, Inc	296,867
19,069	*	Infoblox, Inc	847,617
41,447	*	Informatica Corp	1,599,854
5,865	*	Interactive Intelligence, Inc	360,404
20,242	*	Internap Network Services Corp	147,159
399,013		International Business Machines Corp	71,507,120
113,322		Intuit, Inc	8,092,324
18,204	e	j2 Global, Inc	1,000,856
32,569		Jack Henry & Associates, Inc	1,778,593
15,195	*,e	Jive Software, Inc	165,474
9,164	*	Knot, Inc	127,196
26,622	e	Leidos Holdings, Inc	1,253,630
33,132		Lender Processing Services, Inc	1,143,717
31,019	*	Limelight Networks, Inc	59,556
36,732	*	LinkedIn Corp	8,215,846
25,980	*	Lionbridge Technologies	113,273
9,582	*,e	Liquidity Services, Inc	250,186
19,540	*	Liveperson, Inc	182,504
9,155	*	LogMeIn, Inc	295,707
5,845	*	magicJack VocalTec Ltd	65,932
7,440	*	Manhattan Associates, Inc	792,434
9,112	e	Mantech International Corp (Class A)	254,589
5,916		Marchex, Inc (Class B)	52,771
3,243	*,e	Marin Software, Inc	37,586
2,787	*	Marketo, Inc	94,089
44,846		Mastercard, Inc (Class A)	32,159,067
26,274		MAXIMUS, Inc	1,272,975
36,297		Mentor Graphics Corp	801,438
29,884	*,e	Micros Systems, Inc	1,621,207
3,198,941		Microsoft Corp	113,082,564
3,605	*	MicroStrategy, Inc (Class A)	439,774
13,413	*,e	Millennial Media, Inc	94,293
8,779	*,e	Mitek Systems, Inc	46,441
2,993	*,e	Model N, Inc	26,907
12,618	*	ModusLink Global Solutions, Inc	51,986
8,027	*	MoneyGram International, Inc	169,450
14,709		Monotype Imaging Holdings, Inc	415,088
52,943	*	Monster Worldwide, Inc	228,714
15,248	*	Move, Inc	258,759
12,978	*	Netscout Systems, Inc	367,537
154

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

13,338	*	NetSuite, Inc	$1,345,537
25,383	*	NeuStar, Inc (Class A)	1,165,587
24,413		NIC, Inc	601,048
99,448	*	Nuance Communications, Inc	1,547,411
8,726	*,e	OpenTable, Inc	606,282
1,362,757		Oracle Corp	45,652,360
54,049	*,e	Pandora Media, Inc	1,358,251
125,740	e	Paychex, Inc	5,313,772
6,159		Pegasystems, Inc	234,412
12,449	*	Perficient, Inc	225,202
16,433	*,e	Planet Payment, Inc	44,698
10,834	*	PRG-Schultz International, Inc	77,788
22,150	*	Progress Software Corp	575,014
6,793	*	Proofpoint, Inc	214,931
8,661	*	PROS Holdings, Inc	306,166
46,763	*	PTC, Inc	1,296,270
1,815		QAD, Inc (Class A)	27,080
33,102	*	QLIK Technologies, Inc	838,805
5,833	*	Qualys, Inc	121,326
10,313	*	QuinStreet, Inc	91,683
44,301	*	Rackspace Hosting, Inc	2,269,540
2,652	*	Rally Software Development Corp	71,153
6,554	*	RealNetworks, Inc	50,269
17,634	*,e	RealPage, Inc	432,562
73,099	*	Red Hat, Inc	3,162,994
3,209	*	Reis, Inc	57,730
13,890	*	Responsys, Inc	226,963
5,380	*	Rosetta Stone, Inc	81,668
39,322	*	Rovi Corp	659,037
227,184	*	Salesforce.com, Inc	12,122,538
3,576	e	Sapiens International Corp NV	23,065
43,717	*	Sapient Corp	691,166
15,212		Science Applications International Corp	536,223
8,819	*	Sciquest, Inc	192,607
11,069	*	Seachange International, Inc	157,069
30,106	*	ServiceNow, Inc	1,644,089
23,558	*	ServiceSource International LLC	254,898
3,430	*,e	Shutterstock, Inc	242,844
2,089	*	Silver Spring Networks, Inc	45,624
25,012	*	SolarWinds, Inc	905,184
25,934		Solera Holdings, Inc	1,458,009
6,389	*	Spark Networks, Inc	45,745
39,093	*	Splunk, Inc	2,451,522
5,751	*	SPS Commerce, Inc	391,931
22,077	*	SS&C Technologies Holdings, Inc	867,626
4,962	*	Stamps.com, Inc	225,473
20,992	*	SupportSoft, Inc	93,624
14,880	*	Sykes Enterprises, Inc	278,554
268,349		Symantec Corp	6,102,256
11,136	*	Synchronoss Technologies, Inc	385,528
59,748	*	Synopsys, Inc	2,177,815
6,330		Syntel, Inc	543,367
155

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

14,466	*	TA Indigo Holding Corp	$150,302
3,590	*	Tableau Software, Inc	220,641
30,856	*	Take-Two Interactive Software, Inc	552,631
11,995	*,e	Tangoe, Inc	229,105
16,987	*	TeleCommunication Systems, Inc (Class A)	38,730
4,598	*	TeleNav, Inc	33,336
7,450	*	TeleTech Holdings, Inc	197,202
63,039	*	Teradata Corp	2,778,129
2,400	*,e	Textura Corp	91,992
62,742	*	TIBCO Software, Inc	1,540,944
48,128	*	TiVo, Inc	639,621
62,446		Total System Services, Inc	1,862,764
4,367	*	Travelzoo, Inc	94,022
10,911	*	Trulia, Inc	436,113
12,003	*	Tyler Technologies, Inc	1,160,810
10,594	*	Ultimate Software Group, Inc	1,636,561
17,004	*	Unisys Corp	448,055
32,252		United Online, Inc	278,657
27,274	*	Unwired Planet, Inc	44,184
29,812	*,e	Valueclick, Inc	572,689
33,279	*	Vantiv, Inc	915,173
11,802	*	Vasco Data Security International	88,633
43,062	*	VeriFone Systems, Inc	975,785
20,079	*	Verint Systems, Inc	733,285
54,602	*	VeriSign, Inc	2,963,797
16,219	*,e	VirnetX Holding Corp	352,601
7,704	*	Virtusa Corp	239,440
200,597		Visa, Inc (Class A)	39,451,412
11,714	*,e	VistaPrint Ltd	633,142
32,905	*	VMware, Inc (Class A)	2,674,518
6,237	*	Vocus, Inc	53,950
24,803	*,e	Vringo, Inc	69,944
13,778	*,e	WebMD Health Corp (Class A)	485,261
15,956	*	Website Pros, Inc	430,014
215,383		Western Union Co	3,665,819
14,125	*	Workday, Inc	1,057,539
2,777	*	Xoom Corp	82,616
345,620	*	Yahoo!, Inc	11,381,267
11,263	*	Yelp, Inc	763,068
8,866	*,e	Zillow, Inc	706,000
19,707	*	Zix Corp	80,405
222,604	*	Zynga, Inc	799,148
		TOTAL SOFTWARE & SERVICES	741,482,332

TECHNOLOGY HARDWARE & EQUIPMENT - 5.7%
38,425	*,e	3D Systems Corp	2,391,572
22,562		Adtran, Inc	529,756
5,045	*	Agilysys, Inc	59,279
4,562		Alliance Fiber Optic Products, Inc	84,716
61,430		Amphenol Corp (Class A)	4,932,215
4,455	*	Anaren, Inc	111,286
11,053	*	Anixter International, Inc	944,921
156

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

359,277	d	Apple, Inc	$187,668,341
44,389	*	ARRIS Group, Inc	792,788
39,872	*	Arrow Electronics, Inc	1,914,653
40,547	*	Aruba Networks, Inc	760,662
5,463	*	Audience, Inc	62,387
12,825	*	Avid Technology, Inc	95,546
52,221		Avnet, Inc	2,073,174
23,578		AVX Corp	312,408
5,862	*	AX Holding Corp	45,430
5,631		Badger Meter, Inc	292,868
3,107		Bel Fuse, Inc (Class B)	65,371
16,843		Belden CDT, Inc	1,132,860
20,407	*	Benchmark Electronics, Inc	463,851
5,380		Black Box Corp	134,715
163,275	*	Brocade Communications Systems, Inc	1,309,466
11,935	*	CalAmp Corp	280,831
15,814	*	Calix Networks, Inc	160,828
10,100	*	CDW Corp	222,099
15,153	*	Checkpoint Systems, Inc	257,904
38,817	*,e	Ciena Corp	903,272
2,051,066		Cisco Systems, Inc	46,148,985
33,038		Cognex Corp	1,032,438
9,303		Coherent, Inc	615,766
6,617		Comtech Telecommunications Corp	198,642
553,008		Corning, Inc	9,450,907
16,155	*	Cray, Inc	361,226
12,860		CTS Corp	239,453
13,980		Daktronics, Inc	167,201
7,890	*	Datalink Corp	81,030
24,460		Diebold, Inc	732,822
10,399	*	Digi International, Inc	104,822
18,947	e	Dolby Laboratories, Inc (Class A)	677,166
7,017	*	DTS, Inc	140,340
15,301	*	EchoStar Corp (Class A)	733,836
7,109		Electro Rent Corp	128,957
8,952		Electro Scientific Industries, Inc	107,245
17,705	*	Electronics for Imaging, Inc	607,459
809,869		EMC Corp	19,493,547
30,938	*	Emulex Corp	232,963
35,807	*	Extreme Networks, Inc	191,926
30,356	*	F5 Networks, Inc	2,474,318
10,941	*	Fabrinet	183,152
6,019	*	FARO Technologies, Inc	285,903
14,577		FEI Co	1,298,519
36,876	*	Finisar Corp	848,517
54,438		Flir Systems, Inc	1,550,394
30,305	*,e	Fusion-io, Inc	325,779
9,172	*	Globecomm Systems, Inc	128,683
9,235	*	GSI Group, Inc	92,165
41,621	*	Harmonic, Inc	304,250
42,417		Harris Corp	2,628,157
17,933	*	Harris Stratex Networks, Inc (Class A)	36,942
157

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

745,637		Hewlett-Packard Co	$18,171,174
5,985	*,e	Hutchinson Technology, Inc	22,264
14,783	*	Imation Corp	68,741
8,608	*	Immersion Corp	109,494
46,174	*,e	Infinera Corp	471,437
58,237	*	Ingram Micro, Inc (Class A)	1,349,351
15,777	*	Insight Enterprises, Inc	332,421
15,655		InterDigital, Inc	606,631
21,826	*,e	InvenSense, Inc	368,641
12,349	e	IPG Photonics Corp	818,368
15,091	*	Itron, Inc	643,933
21,608	*	Ixia	306,401
74,303		Jabil Circuit, Inc	1,549,961
91,295	*	JDS Uniphase Corp	1,195,052
196,532	*	Juniper Networks, Inc	3,663,356
20,615	*	Kemet Corp	116,887
4,519	*	KVH Industries, Inc	62,091
24,102	e	Lexmark International, Inc (Class A)	856,826
8,475		Littelfuse, Inc	720,629
11,856	*	Maxwell Technologies, Inc	88,920
5,827	*	Measurement Specialties, Inc	324,739
11,902	*	Mercury Computer Systems, Inc	109,736
795		Mesa Laboratories, Inc	55,356
13,943		Methode Electronics, Inc	356,662
52,887		Molex, Inc	2,041,438
93,324		Motorola, Inc	5,834,616
6,091		MTS Systems Corp	397,864
2,641	*	Multi-Fineline Electronix, Inc	35,416
36,788		National Instruments Corp	1,068,691
61,450	*	NCR Corp	2,245,998
13,531	*,e	Neonode, Inc	73,203
133,122		NetApp, Inc	5,166,465
13,526	*	Netgear, Inc	389,008
13,754	*	Newport Corp	218,276
5,235	*	Numerex Corp	61,825
7,256	*	Oplink Communications, Inc	132,422
7,343	*	OSI Systems, Inc	534,864
12,643	*	Palo Alto Networks, Inc	533,029
7,383		Park Electrochemical Corp	207,093
38,779	*,e	Parkervision, Inc	106,254
2,720		PC Connection, Inc	54,373
5,420		PC-Tel, Inc	49,918
16,576		Plantronics, Inc	711,773
12,430	*	Plexus Corp	475,820
68,822	*	Polycom, Inc	715,749
7,482	*,e	Procera Networks, Inc	105,870
34,549	*	QLogic Corp	426,680
663,073		Qualcomm, Inc	46,063,681
89,500	*	Quantum Corp	110,980
12,816	*	Rackable Systems, Inc	163,660
4,741	*	Radisys Corp	14,318
15,520	*,e	RealD, Inc	107,398
158

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

4,066		Richardson Electronics Ltd	$46,840
62,216	*	Riverbed Technology, Inc	922,041
12,947	*	Rofin-Sinar Technologies, Inc	339,859
6,561	*	Rogers Corp	399,959
16,628	*	Ruckus Wireless, Inc	241,106
84,652		SanDisk Corp	5,883,314
31,442	*	Sanmina Corp	457,796
10,651	*	Scansource, Inc	409,637
19,766	*	ShoreTel, Inc	157,140
88,048	*	Sonus Networks, Inc	264,144
14,393	*	Speed Commerce, Inc	52,822
12,110	*,e	Stratasys Ltd	1,371,215
8,338	*	Super Micro Computer, Inc	116,065
12,974	*	Symmetricom, Inc	93,024
11,908	*,e	Synaptics, Inc	553,722
11,079	*	SYNNEX Corp	679,143
14,787	*	Tech Data Corp	769,811
130,218		Tellabs, Inc	317,732
2,797		Tessco Technologies, Inc	99,098
97,626	*	Trimble Navigation Ltd	2,789,175
18,862	*	TTM Technologies, Inc	165,043
5,659	e	Ubiquiti Networks, Inc	218,324
3,650	*,e	Uni-Pixel, Inc	60,043
15,423	*,e	Universal Display Corp	491,994
15,127	*	Viasat, Inc	1,000,197
50,091	*	Vishay Intertechnology, Inc	614,617
5,516	*	Vishay Precision Group, Inc	90,462
11,260	*	Westell Technologies, Inc	40,423
81,257		Western Digital Corp	5,657,925
479,396		Xerox Corp	4,765,196
19,367	*	Zebra Technologies Corp (Class A)	935,620
6,230	*	Zygo Corp	96,191
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	430,122,140

TELECOMMUNICATION SERVICES - 2.2%
25,143	*	8x8, Inc	288,139
2,062,279		AT&T, Inc	74,654,500
3,536		Atlantic Tele-Network, Inc	195,965
4,835	*,e	Boingo Wireless, Inc	32,781
8,193	*	Cbeyond Communications, Inc	52,763
235,722		CenturyTel, Inc	7,981,547
80,190	*	Cincinnati Bell, Inc	229,343
17,952		Cogent Communications Group, Inc	630,654
16,386	e	Consolidated Communications Holdings, Inc	305,271
125,728	*	Crown Castle International Corp	9,557,843
6,461	*,e	Fairpoint Communications, Inc	60,346
381,957	e	Frontier Communications Corp	1,684,430
12,153	*	General Communication, Inc (Class A)	115,575
3,135	*	Hawaiian Telcom Holdco, Inc	83,328
3,945		HickoryTech Corp	52,784
4,316		IDT Corp (Class B)	94,477
19,971	*	inContact, Inc	151,580
159

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

11,976		Inteliquent, Inc	$153,892
8,586	*,e	Intelsat S.A.	175,069
24,911	*,e	Iridium Communications, Inc	150,213
19,784	*	Leap Wireless International, Inc	318,522
62,552	*	Level 3 Communications, Inc	1,910,964
6,361		Lumos Networks Corp	140,006
68,792	*,e	NII Holdings, Inc (Class B)	236,644
6,901		NTELOS Holdings Corp	131,395
7,939	*	Orbcomm, Inc	47,872
18,318	*	Premiere Global Services, Inc	165,045
5,402		PTGi Holding, Inc	19,015
49,410	*	SBA Communications Corp (Class A)	4,321,893
9,111		Shenandoah Telecom Co	252,648
322,832	*,e	Sprint Corp	2,172,659
2,097	*	Straight Path Communications, Inc	11,450
36,184		Telephone & Data Systems, Inc	1,128,217
68,215		T-Mobile US, Inc	1,891,602
19,858	*,e	Towerstream Corp	47,659
57,396	*	tw telecom inc (Class A)	1,809,122
4,832		US Cellular Corp	233,869
8,964		USA Mobility, Inc	133,743
1,097,376		Verizon Communications, Inc	55,428,462
56,503	*	Vonage Holdings Corp	210,756
226,015	e	Windstream Holdings, Inc	1,932,428
		TOTAL TELECOMMUNICATION SERVICES	169,194,471

TRANSPORTATION - 2.0%
22,768	*	Air Transport Services Group, Inc	164,840
26,907		Alaska Air Group, Inc	1,901,249
6,706		Allegiant Travel Co	699,235
3,092		Amerco, Inc	624,367
10,986		Arkansas Best Corp	300,687
9,836	*	Atlas Air Worldwide Holdings, Inc	364,227
40,942	*	Avis Budget Group, Inc	1,282,713
7,615		Celadon Group, Inc	141,182
61,217	e	CH Robinson Worldwide, Inc	3,657,104
20,400		Con-Way, Inc	840,480
12,808		Copa Holdings S.A. (Class A)	1,915,308
389,477		CSX Corp	10,149,771
324,985		Delta Air Lines, Inc	8,573,104
6,770	*	Echo Global Logistics, Inc	124,636
78,828		Expeditors International of Washington, Inc	3,570,120
120,808		FedEx Corp	15,825,848
11,512		Forward Air Corp	466,006
16,617	*	Genesee & Wyoming, Inc (Class A)	1,659,041
19,650	*,e	Hawaiian Holdings, Inc	162,112
26,111		Heartland Express, Inc	374,954
137,125	*	Hertz Global Holdings, Inc	3,148,390
14,183	*	Hub Group, Inc (Class A)	520,942
1,603		International Shipholding Corp	39,786
33,596		J.B. Hunt Transport Services, Inc	2,520,708
88,511	*,e	JetBlue Airways Corp	627,543
160

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

42,238		Kansas City Southern Industries, Inc	$5,132,762
21,700	*	Kirby Corp	1,920,233
22,259		Knight Transportation, Inc	377,735
17,823		Landstar System, Inc	985,434
9,209		Marten Transport Ltd	162,447
14,961		Matson, Inc	405,293
119,852		Norfolk Southern Corp	10,309,669
27,035	*	Old Dominion Freight Line	1,267,941
17,847	*	Pacer International, Inc	142,419
3,699	*	Park-Ohio Holdings Corp	153,176
2,006	*	Patriot Transportation Holding, Inc	74,162
9,597	*	Quality Distribution, Inc	98,657
31,898	*	Republic Airways Holdings, Inc	375,758
7,476	*	Roadrunner Transportation Services Holdings, Inc	198,114
20,321		Ryder System, Inc	1,337,731
8,986	*	Saia, Inc	292,315
19,576		Skywest, Inc	294,423
266,560		Southwest Airlines Co	4,590,163
22,427	*	Spirit Airlines, Inc	967,725
31,161	*,e	Swift Transportation Co, Inc	678,998
135,046	*	UAL Corp	4,584,812
6,896	*	Ultrapetrol Bahamas Ltd	24,826
177,952		Union Pacific Corp	26,941,933
277,034		United Parcel Service, Inc (Class B)	27,215,820
1,808		Universal Truckload Services, Inc	48,201
75,486	*,e	US Airways Group, Inc	1,658,427
34,683		UTI Worldwide, Inc	527,182
16,944	e	Werner Enterprises, Inc	392,423
15,883	*	Wesco Aircraft Holdings, Inc	290,977
11,166	*,e	XPO Logistics, Inc	225,330
8,093	*,e	YRC Worldwide, Inc	76,722
		TOTAL TRANSPORTATION	151,406,161

UTILITIES - 3.1%
236,714		AES Corp	3,335,300
43,299		AGL Resources, Inc	2,072,290
17,560		Allete, Inc	887,307
42,283		Alliant Energy Corp	2,208,018
92,564		Ameren Corp	3,348,966
185,318		American Electric Power Co, Inc	8,680,295
16,104		American States Water Co	458,642
67,454		American Water Works Co, Inc	2,891,753
68,266		Aqua America, Inc	1,718,938
1,984		Artesian Resources Corp	45,434
44,603	e	Atlantic Power Corp	200,267
34,058		Atmos Energy Corp	1,507,748
22,952		Avista Corp	637,836
16,898		Black Hills Corp	857,067
21,512		California Water Service Group	468,962
150,740	*	Calpine Corp	3,040,426
162,211		Centerpoint Energy, Inc	3,990,391
5,540		Chesapeake Utilities Corp	301,431
161

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

25,802		Cleco Corp	$1,195,665
97,741		CMS Energy Corp	2,683,968
4,218		Connecticut Water Service, Inc	135,187
111,721		Consolidated Edison, Inc	6,504,397
4,410		Consolidated Water Co, Inc	66,326
2,121		Delta Natural Gas Co, Inc	47,341
222,126		Dominion Resources, Inc	14,160,532
66,078		DTE Energy Co	4,568,633
269,919		Duke Energy Corp	19,361,290
37,632	*,e	Dynegy, Inc	731,190
124,400		Edison International	6,099,332
18,601		El Paso Electric Co	654,197
22,904		Empire District Electric Co	515,111
67,999		Entergy Corp	4,400,895
327,219		Exelon Corp	9,338,830
159,992		FirstEnergy Corp	6,058,897
4,127	*	Genie Energy Ltd	42,632
58,592		Great Plains Energy, Inc	1,373,396
37,641	e	Hawaiian Electric Industries, Inc	1,000,121
19,200		Idacorp, Inc	990,720
30,178		Integrys Energy Group, Inc	1,770,845
19,957		ITC Holdings Corp	2,007,475
12,849		Laclede Group, Inc	604,802
69,943		MDU Resources Group, Inc	2,082,903
10,649		MGE Energy, Inc	599,645
5,907		Middlesex Water Co	122,452
25,987		National Fuel Gas Co	1,859,370
17,858		New Jersey Resources Corp	822,004
161,492		NextEra Energy, Inc	13,686,447
118,772		NiSource, Inc	3,743,693
119,570		Northeast Utilities	5,128,357
10,943		Northwest Natural Gas Co	475,254
13,458		NorthWestern Corp	616,915
122,279		NRG Energy, Inc	3,488,620
8,540	*	NRG Yield, Inc	302,487
92,345		NV Energy, Inc	2,192,270
75,715		OGE Energy Corp	2,793,884
78,605		Oneok, Inc	4,441,183
6,871	e	Ormat Technologies, Inc	179,127
16,846		Otter Tail Corp	502,516
94,991		Pepco Holdings, Inc	1,831,426
169,196		PG&E Corp	7,080,853
29,380		Piedmont Natural Gas Co, Inc	1,003,033
42,005		Pinnacle West Capital Corp	2,353,540
33,746		PNM Resources, Inc	807,204
29,047		Portland General Electric Co	833,649
241,672		PPL Corp	7,402,413
193,068		Public Service Enterprise Group, Inc	6,467,778
6,766	*,e	Pure Cycle Corp	45,197
66,334		Questar Corp	1,569,462
51,325		SCANA Corp	2,393,285
90,958		Sempra Energy	8,289,912
162

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

5,339		SJW Corp	$150,720
12,014		South Jersey Industries, Inc	715,434
329,071		Southern Co	13,462,295
17,791		Southwest Gas Corp	965,340
80,008		TECO Energy, Inc	1,373,737
42,439		UGI Corp	1,755,701
19,636		UIL Holdings Corp	756,379
5,284		Unitil Corp	159,682
15,816		UNS Energy Corp	782,576
31,189		Vectren Corp	1,089,120
48,345	e	Westar Energy, Inc	1,528,185
19,834		WGL Holdings, Inc	892,728
87,334		Wisconsin Energy Corp	3,677,635
188,677		Xcel Energy, Inc	5,445,218
4,886		York Water Co	101,189
		TOTAL UTILITIES	236,933,671

		TOTAL COMMON STOCKS	7,525,427,884
		(Cost $5,464,899,701)

RIGHTS / WARRANTS - 0.0%
CONSUMER SERVICES - 0.0%
15,743	m	Caesars Entertainment Corp	36,051
		TOTAL CONSUMER SERVICES	36,051

ENERGY - 0.0%
7,431	m	Magnum Hunter Resources Corp	0
		TOTAL ENERGY	0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
1,296	*,m	Forest Laboratories, Inc CVR	1,231
18,685	e	Cubist Pharmaceuticals, Inc	36,062
1,988	*,m	Omthera Pharmaceuticals, Inc	1,193
12,340	e,m	Trius Therapeutics, Inc	1,604
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	40,090

REAL ESTATE - 0.0%
766		Tejon Ranch Co	4,098
		TOTAL REAL ESTATE	4,098

		TOTAL RIGHTS / WARRANTS	80,239
		(Cost $46,029)
163

TIAA-CREF FUNDS - Equity Index Fund

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 3.3%
GOVERNMENT AGENCY DEBT - 0.1%
$10,100,000	Federal Home Loan Bank (FHLB)	0.030	11/13/13	$10,099,899
				10,099,899

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 3.2%
240,434,976	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	240,434,976
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	240,434,976
		TOTAL SHORT-TERM INVESTMENTS	$250,534,875
		(Cost $250,534,875)

		TOTAL INVESTMENTS - 102.7%	7,776,042,998
		(Cost $5,715,480,605)
		OTHER ASSETS & LIABILITIES, NET - (2.7)%	(205,759,155)
		NET ASSETS - 100.0%	$7,570,283,843

Abbreviation(s):
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipts

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $233,263,158.
m	Indicates a security that has been deemed illiquid.
164

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

TIAA-CREF FUNDS
LARGE-CAP GROWTH INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2013

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 1.0%
1,650		Allison Transmission Holdings, Inc	$40,178
17,463		BorgWarner, Inc	1,800,959
47,492		Delphi Automotive plc	2,716,542
205,556		Ford Motor Co	3,517,063
11,660		Gentex Corp	343,270
38,021		Goodyear Tire & Rubber Co	797,681
33,834		Harley-Davidson, Inc	2,166,729
1,667		Lear Corp	129,009
12,592	*,e	Tesla Motors, Inc	2,013,965
6,581		Thor Industries, Inc	381,764
7,470	*	Visteon Corp	575,862
		TOTAL AUTOMOBILES & COMPONENTS	14,483,022

BANKS - 0.1%
3,338	*,e	Nationstar Mortgage Holdings, Inc	171,306
15,660	*	Ocwen Financial Corp	880,562
924	*	Signature Bank	94,082
		TOTAL BANKS	1,145,950

CAPITAL GOODS - 8.5%
88,351		3M Co	11,118,973
5,102		A.O. Smith Corp	263,518
1,367	*	Aecom Technology Corp	43,443
36,784		Ametek, Inc	1,759,379
4,297	*	Armstrong World Industries, Inc	229,589
11,508		Babcock & Wilcox Co	370,673
13,838	*	BE Aerospace, Inc	1,123,092
114,759		Boeing Co	14,976,050
671		Carlisle Cos, Inc	48,768
18,155		Caterpillar, Inc	1,513,401
15,109		Chicago Bridge & Iron Co NV	1,119,426
13,045	*	Colfax Corp	729,998
6,590		Crane Co	418,465
23,615		Cummins, Inc	2,999,577
18,557		Danaher Corp	1,337,774
58,380		Deere & Co	4,777,819
20,795		Donaldson Co, Inc	823,690
18,786		Dover Corp	1,724,367
81,403		Emerson Electric Co	5,451,559
45,036	e	Fastenal Co	2,242,793
21,807		Flowserve Corp	1,514,932
14,420		Fluor Corp	1,070,252
21,649		Fortune Brands Home & Security, Inc	932,639
9,086		Graco, Inc	701,984
165

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

776		Harsco Corp	$21,635
6,816	*	HD Supply Holdings, Inc	137,615
15,481	*	Hexcel Corp	655,001
119,059		Honeywell International, Inc	10,325,987
6,442		Hubbell, Inc (Class B)	692,773
7,352		Huntington Ingalls	526,036
11,606		IDEX Corp	802,555
20,933		Illinois Tool Works, Inc	1,649,311
31,826		Ingersoll-Rand plc	2,149,210
13,231		ITT Corp	525,668
7,594		Lennox International, Inc	592,788
12,440		Lincoln Electric Holdings, Inc	861,346
39,210		Lockheed Martin Corp	5,228,261
20,871		Manitowoc Co, Inc	406,150
53,336		Masco Corp	1,126,990
5,576	*	MRC Global, Inc	155,849
7,108		MSC Industrial Direct Co (Class A)	542,838
1,834	*,e	Navistar International Corp	66,317
9,578		Nordson Corp	690,478
7,135		Paccar, Inc	396,706
16,641		Pall Corp	1,339,933
22,101		Precision Castparts Corp	5,601,498
6,087	*	Quanta Services, Inc	183,888
21,232		Rockwell Automation, Inc	2,344,225
18,146		Rockwell Collins, Inc	1,267,135
15,076		Roper Industries, Inc	1,911,788
960		Snap-On, Inc	99,907
3,525	*,e	SolarCity Corp	187,812
3,240	*	Spirit Aerosystems Holdings, Inc (Class A)	86,476
1,862		Stanley Works	147,266
8,947		Toro Co	527,336
7,959		TransDigm Group, Inc	1,157,318
1,458		Triumph Group, Inc	104,466
14,377	*,e	United Rentals, Inc	928,610
130,304		United Technologies Corp	13,844,800
3,999		Valmont Industries, Inc	561,860
8,873		W.W. Grainger, Inc	2,386,571
8,981	*	WABCO Holdings, Inc	769,492
14,364		Westinghouse Air Brake Technologies Corp	936,389
2,580		Xylem, Inc	89,010
		TOTAL CAPITAL GOODS	119,321,455

COMMERCIAL & PROFESSIONAL SERVICES - 0.8%
4,553		Cintas Corp	244,815
9,224	*	Clean Harbors, Inc	569,582
16,961	*	Copart, Inc	546,653
11,148		Corrections Corp of America	412,476
5,454		Dun & Bradstreet Corp	593,341
18,092		Equifax, Inc	1,170,010
9,953	*	IHS, Inc (Class A)	1,085,375
23,339		Iron Mountain, Inc	619,417
4,530		KAR Auction Services, Inc	134,631
166

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

4,443		Nielsen Holdings NV	$175,232
12,159	e	Pitney Bowes, Inc	259,473
14,753	e	R.R. Donnelley & Sons Co	273,963
20,763		Robert Half International, Inc	799,998
9,293		Rollins, Inc	256,858
13,049	*	Stericycle, Inc	1,516,294
22,765	*	Verisk Analytics, Inc	1,559,858
17,695		Waste Connections, Inc	756,284
5,487		Waste Management, Inc	238,904
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	11,213,164

CONSUMER DURABLES & APPAREL - 2.2%
8,862		Carter’s, Inc	612,807
42,060		Coach, Inc	2,131,601
2,524	*,e	Deckers Outdoor Corp	173,727
7,883	*	Fossil Group, Inc	1,000,668
15,094		Hanesbrands, Inc	1,028,203
14,606	e	Hasbro, Inc	754,400
19,250	*	Jarden Corp	1,065,680
52,178		Mattel, Inc	2,315,138
30,454	*	Michael Kors Holdings Ltd	2,343,435
24,947		Newell Rubbermaid, Inc	739,180
106,833		Nike, Inc (Class B)	8,093,668
583	*	NVR, Inc	534,798
10,751		Phillips-Van Heusen Corp	1,339,252
9,672		Polaris Industries, Inc	1,266,549
59,294		Pulte Homes, Inc	1,046,539
9,008		Ralph Lauren Corp	1,492,085
4,644	*	Taylor Morrison Home Corp	103,283
9,458	*	Tempur-Pedic International, Inc	362,714
7,919		Tupperware Corp	709,938
12,778	*,e	Under Armour, Inc (Class A)	1,036,935
13,226		VF Corp	2,843,590
930		Whirlpool Corp	135,789
		TOTAL CONSUMER DURABLES & APPAREL	31,129,979

CONSUMER SERVICES - 3.4%
5,751	*	Bally Technologies, Inc	420,628
10,233		Brinker International, Inc	454,550
15,030	e	Burger King Worldwide, Inc	318,336
4,698	*	Chipotle Mexican Grill, Inc (Class A)	2,475,705
234	e	Choice Hotels International, Inc	10,902
12,546		Darden Restaurants, Inc	646,495
8,531		Domino’s Pizza, Inc	572,089
15,693		Dunkin Brands Group, Inc	748,242
40,588		H&R Block, Inc	1,154,323
39,961		International Game Technology	751,267
58,975		Las Vegas Sands Corp	4,141,225
31,390		Marriott International, Inc (Class A)	1,415,061
151,458		McDonald’s Corp	14,618,726
3,515	*	Norwegian Cruise Line Holdings Ltd	112,550
4,349	*	Panera Bread Co (Class A)	686,794
167

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

5,064		SeaWorld Entertainment, Inc	$152,072
24,230		Service Corp International	436,382
9,683		Six Flags Entertainment Corp	364,178
113,321		Starbucks Corp	9,184,667
12,684		Starwood Hotels & Resorts Worldwide, Inc	933,796
2,745	e	Weight Watchers International, Inc	88,142
20,495		Wyndham Worldwide Corp	1,360,868
12,057		Wynn Resorts Ltd	2,004,476
67,967		Yum! Brands, Inc	4,595,929
		TOTAL CONSUMER SERVICES	47,647,403

DIVERSIFIED FINANCIALS - 2.6%
8,039	*	Affiliated Managers Group, Inc	1,587,220
143,249		American Express Co	11,717,768
9,632		Ameriprise Financial, Inc	968,401
725		Artisan Partners Asset Management, Inc	43,406
6,908		BlackRock, Inc	2,077,996
13,254		CBOE Holdings, Inc	642,819
22,008		Charles Schwab Corp	498,481
18,041		Eaton Vance Corp	754,294
10,390	e	Federated Investors, Inc (Class B)	281,777
62,341		Franklin Resources, Inc	3,357,686
11,069	*	IntercontinentalExchange, Inc	2,133,329
49,500		iShares Russell 1000 Growth Index Fund	4,038,705
19,095		Lazard Ltd (Class A)	738,022
6,388		Leucadia National Corp	181,036
6,222		LPL Financial Holdings, Inc	253,484
29,228		Moody’s Corp	2,065,251
7,703	*	MSCI, Inc (Class A)	314,051
21,020		SEI Investments Co	697,654
39,086		T Rowe Price Group, Inc	3,025,647
12,940		Waddell & Reed Financial, Inc (Class A)	799,045
		TOTAL DIVERSIFIED FINANCIALS	36,176,072

ENERGY - 4.8%
4,124		Anadarko Petroleum Corp	392,976
1,916	*	Atwood Oceanics, Inc	101,797
4,093		Baker Hughes, Inc	237,762
63,654		Cabot Oil & Gas Corp	2,248,259
23,345	*	Cameron International Corp	1,280,707
36,826	*	Cheniere Energy, Inc	1,465,675
38,825	*	Cobalt International Energy, Inc	901,128
15,803	*	Concho Resources, Inc	1,747,970
6,399	*,e	Continental Resources, Inc	728,846
2,613		CVR Energy, Inc	103,788
11,689	*	Dresser-Rand Group, Inc	710,341
6,108	*	Dril-Quip, Inc	717,201
38,335		EOG Resources, Inc	6,838,964
20,464		Equitable Resources, Inc	1,751,923
35,814	*	FMC Technologies, Inc	1,810,398
2,244	*	Frank’s International NV	68,644
9,596	*	Gulfport Energy Corp	563,189
168

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

141,025		Halliburton Co	$7,478,556
91,953		Kinder Morgan, Inc	3,246,861
16,221	*	Kosmos Energy LLC	172,916
6,000	*	Laredo Petroleum Holdings, Inc	190,620
6,743		Noble Energy, Inc	505,253
14,421	*	Oasis Petroleum, Inc	767,918
16,326		Oceaneering International, Inc	1,402,077
15,177		Pioneer Natural Resources Co	3,107,946
3,402		Questar Market Resources, Inc	112,470
24,833		Range Resources Corp	1,880,107
8,547	e	RPC, Inc	156,752
200,881		Schlumberger Ltd	18,826,567
53,455	e	Seadrill Ltd	2,492,072
53,497	*	Southwestern Energy Co	1,991,158
9,903		St. Mary Land & Exploration Co	877,505
1,800	*	Whiting Petroleum Corp	120,402
55,675		Williams Cos, Inc	1,988,154
2,295		World Fuel Services Corp	87,554
		TOTAL ENERGY	67,074,456

FOOD & STAPLES RETAILING - 2.6%
65,980		Costco Wholesale Corp	7,785,640
21,148		CVS Corp	1,316,675
6,563	*	Fresh Market, Inc	334,122
78,644		Kroger Co	3,369,109
2,627		Safeway, Inc	91,682
2,142	*	Sprouts Farmers Market, Inc	98,661
30,954		Sysco Corp	1,001,052
107,636		Walgreen Co	6,376,357
161,525		Wal-Mart Stores, Inc	12,397,044
56,264		Whole Foods Market, Inc	3,551,946
		TOTAL FOOD & STAPLES RETAILING	36,322,288

FOOD, BEVERAGE & TOBACCO - 8.1%
303,928		Altria Group, Inc	11,315,240
7,434		Archer Daniels Midland Co	304,051
22,815		Brown-Forman Corp (Class B)	1,665,039
17,663		Campbell Soup Co	751,914
578,365		Coca-Cola Co	22,885,903
41,132		Coca-Cola Enterprises, Inc	1,716,438
58,173		ConAgra Foods, Inc	1,850,483
21,848	*	Constellation Brands, Inc (Class A)	1,426,674
30,922		Dr Pepper Snapple Group, Inc	1,464,157
25,837		Flowers Foods, Inc	654,710
97,340		General Mills, Inc	4,907,883
22,789	*,e	Green Mountain Coffee Roasters, Inc	1,431,377
22,758		Hershey Co	2,258,504
18,828		Hillshire Brands Co	618,123
20,315		Hormel Foods Corp	882,890
1,312		Ingredion, Inc	86,277
2,109		J.M. Smucker Co	234,542
36,074		Kellogg Co	2,281,680
169

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

89,713		Kraft Foods Group, Inc	$4,878,593
57,245		Lorillard, Inc	2,920,067
20,073		McCormick & Co, Inc	1,388,048
30,640		Mead Johnson Nutrition Co	2,502,062
20,261	*	Monster Beverage Corp	1,159,537
233,527		PepsiCo, Inc	19,637,285
247,024		Philip Morris International, Inc	22,014,779
3,296		Pinnacle Foods, Inc	89,289
35,958		Reynolds American, Inc	1,847,162
20,471	*	WhiteWave Foods Co (Class A)	409,625
		TOTAL FOOD, BEVERAGE & TOBACCO	113,582,332

HEALTH CARE EQUIPMENT & SERVICES - 3.6%
14,951		Aetna, Inc	937,428
35,108		AmerisourceBergen Corp	2,293,606
12,059		Bard (C.R.), Inc	1,642,677
82,109		Baxter International, Inc	5,408,520
29,326		Becton Dickinson & Co	3,083,042
15,472	*	Brookdale Senior Living, Inc	418,982
30,922	*	Catamaran Corp	1,452,097
44,789	*	Cerner Corp	2,509,528
2,458		Cigna Corp	189,217
1,483		Community Health Systems, Inc	64,703
5,410		Cooper Cos, Inc	699,026
28,084	*	DaVita, Inc	1,578,602
6,268		Dentsply International, Inc	295,223
16,849	*	Edwards Lifesciences Corp	1,098,386
4,589	*	Envision Healthcare Holdings, Inc	133,310
107,775	*	Express Scripts Holding Co	6,738,093
2,777		HCA Holdings, Inc	130,908
39,236	*	Health Management Associates, Inc (Class A)	503,005
13,110	*	Henry Schein, Inc	1,473,957
12,081	*	Hologic, Inc	270,494
8,128	*,e	Idexx Laboratories, Inc	876,686
5,752	*	Intuitive Surgical, Inc	2,136,868
14,178	*	Laboratory Corp of America Holdings	1,430,560
34,235		McKesson Corp	5,352,300
11,657		Patterson Cos, Inc	495,539
5,011	*	Pediatrix Medical Group, Inc	546,299
1,841		Quest Diagnostics, Inc	110,294
21,296	e	Resmed, Inc	1,101,855
8,348	*	Sirona Dental Systems, Inc	603,143
26,930		St. Jude Medical, Inc	1,545,513
29,188		Stryker Corp	2,155,826
15,925	*	Tenet Healthcare Corp	751,501
9,173		Universal Health Services, Inc (Class B)	738,977
16,178	*	Varian Medical Systems, Inc	1,174,199
1,326		Zimmer Holdings, Inc	115,985
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	50,056,349

HOUSEHOLD & PERSONAL PRODUCTS - 1.6%
66,071		Avon Products, Inc	1,156,243
20,642		Church & Dwight Co, Inc	1,344,826
170

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

16,766	e	Clorox Co	$1,512,126
141,171		Colgate-Palmolive Co	9,137,999
5,522	e	Coty, Inc	84,928
35,014		Estee Lauder Cos (Class A)	2,484,593
12,687	e	Herbalife Ltd	822,371
48,719		Kimberly-Clark Corp	5,261,652
8,917		Nu Skin Enterprises, Inc (Class A)	1,042,665
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	22,847,403

INSURANCE - 1.0%
1,858		Allied World Assurance Co Holdings Ltd	201,203
1,478		American Financial Group, Inc	83,152
35,836		Aon plc	2,834,269
1,166	*	Arch Capital Group Ltd	67,581
19,287		Arthur J. Gallagher & Co	915,168
4,747		Axis Capital Holdings Ltd	225,103
8,284		Brown & Brown, Inc	264,508
5,713		Chubb Corp	526,053
1,933		Endurance Specialty Holdings Ltd	106,876
3,846		Erie Indemnity Co (Class A)	276,220
1,747		Hanover Insurance Group, Inc	102,269
3,385		Loews Corp	163,529
55,388		Marsh & McLennan Cos, Inc	2,536,771
72,331		Progressive Corp	1,878,436
27,098		Prudential Financial, Inc	2,205,506
15,519		Travelers Cos, Inc	1,339,290
1,900		Validus Holdings Ltd	75,012
		TOTAL INSURANCE	13,800,946

MATERIALS - 4.5%
9,848		Airgas, Inc	1,074,121
4,671		Albemarle Corp	309,174
6,896		Aptargroup, Inc	442,447
4,763		Avery Dennison Corp	224,433
22,767		Ball Corp	1,113,079
6,842		Bemis Co, Inc	272,996
24,150		Celanese Corp (Series A)	1,352,642
4,852		Compass Minerals International, Inc	361,328
18,063	*	Crown Holdings, Inc	787,547
23,228		Dow Chemical Co	916,809
139,327		Du Pont (E.I.) de Nemours & Co	8,526,812
7,218		Eagle Materials, Inc	541,422
23,141		Eastman Chemical Co	1,823,279
39,595		Ecolab, Inc	4,197,070
20,369		FMC Corp	1,482,048
784		Greif, Inc (Class A)	41,936
12,188		International Flavors & Fragrances, Inc	1,007,338
57,213		International Paper Co	2,552,272
61,275		LyondellBasell Industries AF S.C.A	4,571,115
6,951		Martin Marietta Materials, Inc	681,824
80,803		Monsanto Co	8,474,619
171

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

1,394	e	NewMarket Corp	$434,036
15,143	*	Owens-Illinois, Inc	481,396
15,042		Packaging Corp of America	936,816
19,694		PPG Industries, Inc	3,595,731
44,806		Praxair, Inc	5,587,756
7,795		Rock-Tenn Co (Class A)	834,143
8,456		Rockwood Holdings, Inc	534,842
2,813		Royal Gold, Inc	135,137
18,555		RPM International, Inc	718,450
6,724		Scotts Miracle-Gro Co (Class A)	394,833
29,706		Sealed Air Corp	896,527
13,323		Sherwin-Williams Co	2,504,724
17,327		Sigma-Aldrich Corp	1,497,573
6,907		Silgan Holdings, Inc	311,298
23,691		Southern Copper Corp (NY)	662,163
1,643	*	Tahoe Resources, Inc	31,463
13,457		Valspar Corp	941,586
2,647		Westlake Chemical Corp	284,341
10,030	*	WR Grace & Co	919,350
		TOTAL MATERIALS	62,456,476

MEDIA - 5.2%
8,854	*	AMC Networks, Inc	620,577
30,318		Cablevision Systems Corp (Class A)	471,445
85,172		CBS Corp (Class B)	5,037,072
10,000	*	Charter Communications, Inc	1,342,400
17,482		Cinemark Holdings, Inc	573,584
5,936		Clear Channel Outdoor Holdings, Inc (Class A)	50,456
366,685		Comcast Corp (Class A)	17,446,872
78,794	*	DIRECTV	4,923,837
36,807	*	Discovery Communications, Inc (Class A)	3,272,878
31,149		DISH Network Corp (Class A)	1,501,382
28,874		Interpublic Group of Cos, Inc	485,083
11,648	*	Lamar Advertising Co (Class A)	532,430
50,435	*	Liberty Global plc (Class A)	3,952,591
11,970	*,e	Lions Gate Entertainment Corp	413,923
9,306	*	Madison Square Garden, Inc	563,199
19,451		McGraw-Hill Cos, Inc	1,355,346
3,066		Morningstar, Inc	246,169
53,911	*	News Corp	948,834
39,281		Omnicom Group, Inc	2,675,429
2,535	e	Regal Entertainment Group (Class A)	48,190
16,704		Scripps Networks Interactive (Class A)	1,344,672
216,197	e	Sirius XM Radio, Inc	815,063
15,243	*	Starz-Liberty Capital	459,577
44,088		Time Warner Cable, Inc	5,297,173
221,734		Twenty-First Century Fox, Inc	7,556,695
73,215		Viacom, Inc (Class B)	6,098,077
60,621		Walt Disney Co	4,157,994
		TOTAL MEDIA	72,190,948
172

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.4%
239,616		AbbVie, Inc	$11,609,395
26,248	*	Actavis plc	4,057,416
6,107		Agilent Technologies, Inc	309,991
29,603	*	Alexion Pharmaceuticals, Inc	3,639,689
19,083	*	Alkermes plc	671,531
44,941		Allergan, Inc	4,072,104
113,454		Amgen, Inc	13,160,664
26,972	*,e	Ariad Pharmaceuticals, Inc	59,338
35,927	*	Biogen Idec, Inc	8,773,014
21,215	*	BioMarin Pharmaceuticals, Inc	1,332,726
213,988		Bristol-Myers Squibb Co	11,238,650
16,337	*	Bruker BioSciences Corp	334,092
63,125	*	Celgene Corp	9,373,431
3,079	*	Charles River Laboratories International, Inc	151,518
8,363	*	Covance, Inc	746,481
9,834	*	Cubist Pharmaceuticals, Inc	609,708
32,836		Eli Lilly & Co	1,635,890
16,667	*	Endo Pharmaceuticals Holdings, Inc	728,848
230,715	*	Gilead Sciences, Inc	16,378,458
18,781	*,e	Illumina, Inc	1,756,211
15,753	*	Incyte Corp	614,367
7,743	*	Jazz Pharmaceuticals plc	702,600
54,909		Johnson & Johnson	5,085,122
16,932	*	Life Technologies Corp	1,275,149
11,073	*	Medivation, Inc	662,830
4,618	*	Mettler-Toledo International, Inc	1,142,770
57,955	*	Mylan Laboratories, Inc	2,194,756
11,762	*,e	Myriad Genetics, Inc	286,758
14,318		Perrigo Co	1,974,309
8,919	*	Pharmacyclics, Inc	1,058,150
2,267	*	Quintiles Transnational Holdings, Inc	95,191
12,085	*	Regeneron Pharmaceuticals, Inc	3,475,646
9,467	*	Salix Pharmaceuticals Ltd	679,257
15,104	*,e	Seattle Genetics, Inc	583,468
2,723		Techne Corp	237,963
11,597	*	Theravance, Inc	424,914
6,799	*	United Therapeutics Corp	601,847
35,168	*	Vertex Pharmaceuticals, Inc	2,508,885
12,714	*	Waters Corp	1,283,097
75,471		Zoetis Inc	2,389,412
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	117,915,646

REAL ESTATE - 1.9%
1,285	*	American Homes 4 Rent	19,892
59,939		American Tower Corp	4,756,160
12,224		Apartment Investment & Management Co (Class A)	342,027
2,308		Boston Properties, Inc	238,878
8,412		CBL & Associates Properties, Inc	166,642
41,970	*	CBRE Group, Inc	974,963
15,260		Digital Realty Trust, Inc	727,292
8,950		Equity Lifestyle Properties, Inc	340,010
173

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

1,240		Extra Space Storage, Inc	$57,028
6,361		Federal Realty Investment Trust	659,000
17,414		Omega Healthcare Investors, Inc	578,841
24,889		Plum Creek Timber Co, Inc	1,129,961
20,247		Public Storage, Inc	3,380,641
18,937		Rayonier, Inc	890,418
16,099	*	Realogy Holdings Corp	662,313
5,709		Regency Centers Corp	294,927
1,345		Senior Housing Properties Trust	33,141
34,957		Simon Property Group, Inc	5,402,604
14,191		Spirit Realty Capital, Inc	148,438
924	*,e	St. Joe Co	17,251
13,878		Tanger Factory Outlet Centers, Inc	483,648
1,627		Taubman Centers, Inc	107,040
19,775		Ventas, Inc	1,290,121
5,380		Vornado Realty Trust	479,143
86,973		Weyerhaeuser Co	2,643,979
		TOTAL REAL ESTATE	25,824,358

RETAILING - 8.0%
1,622		Aaron’s, Inc	46,016
1,693		Abercrombie & Fitch Co (Class A)	63,454
10,999		Advance Auto Parts, Inc	1,090,881
55,587	*	Amazon.com, Inc	20,235,335
20,171		American Eagle Outfitters, Inc	312,449
2,547	*	Ascena Retail Group, Inc	50,405
7,381	*	Autonation, Inc	355,986
5,338	*	AutoZone, Inc	2,320,375
33,215	*	Bed Bath & Beyond, Inc	2,568,184
10,813		Best Buy Co, Inc	462,796
2,158	*	Big Lots, Inc	78,465
6,931	*	Cabela’s, Inc	411,147
33,597	*	Carmax, Inc	1,578,723
23,760		Chico’s FAS, Inc	407,484
14,716		Dick’s Sporting Goods, Inc	783,038
2,752		Dillard’s, Inc (Class A)	225,609
49,684	*	Dollar General Corp	2,870,741
33,696	*	Dollar Tree, Inc	1,967,846
4,856		DSW, Inc (Class A)	425,725
15,834		Expedia, Inc	932,306
14,551		Family Dollar Stores, Inc	1,002,273
2,470		Foot Locker, Inc	85,709
42,221		Gap, Inc	1,561,755
22,075		Genuine Parts Co	1,740,172
14,991		GNC Holdings, Inc	881,771
63,006	*	Groupon, Inc	575,245
220,939		Home Depot, Inc	17,208,939
8,604	*,e	HomeAway, Inc	255,109
36,446		L Brands, Inc	2,281,884
5,933	*	Liberty Interactive Corp	159,954
5,615	*	Liberty Ventures	602,882
44,370	*	LKQ Corp	1,465,541
174

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

164,774		Lowe’s Companies, Inc	$8,202,450
44,861		Macy’s, Inc	2,068,541
7,636	*	NetFlix, Inc	2,462,457
21,682		Nordstrom, Inc	1,311,110
16,697	*	O’Reilly Automotive, Inc	2,067,256
15,803		Petsmart, Inc	1,149,826
7,808	*	Priceline.com, Inc	8,228,305
33,065		Ross Stores, Inc	2,557,578
25,940	*	Sally Beauty Holdings, Inc	682,741
1,165		Signet Jewelers Ltd	86,979
75,836		Target Corp	4,913,414
16,716		Tiffany & Co	1,323,406
109,009		TJX Companies, Inc	6,626,657
21,287		Tractor Supply Co	1,518,827
17,115	*	TripAdvisor, Inc	1,415,582
9,704	*	Ulta Salon Cosmetics & Fragrance, Inc	1,250,360
16,143	*	Urban Outfitters, Inc	611,497
14,497		Williams-Sonoma, Inc	760,223
		TOTAL RETAILING	112,245,408

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.7%
96,403	*,e	Advanced Micro Devices, Inc	321,986
16,711		Altera Corp	561,490
20,041		Analog Devices, Inc	988,021
120,815		Applied Materials, Inc	2,156,548
62,467	*	Atmel Corp	454,760
33,895		Avago Technologies Ltd	1,539,850
37,429		Broadcom Corp (Class A)	1,000,103
17,923	*	Cree, Inc	1,088,822
3,955	*	Freescale Semiconductor Holdings Ltd	61,065
49,401		Intel Corp	1,206,866
5,774	*	Lam Research Corp	313,124
35,600		Linear Technology Corp	1,464,584
9,038		LSI Logic Corp	76,642
44,001		Maxim Integrated Products, Inc	1,306,830
29,466	e	Microchip Technology, Inc	1,265,859
64,882	*	ON Semiconductor Corp	458,067
5,721	*	Silicon Laboratories, Inc	230,099
24,115	*	Skyworks Solutions, Inc	621,685
167,436		Texas Instruments, Inc	7,045,707
40,189		Xilinx, Inc	1,825,384
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	23,987,492

SOFTWARE & SERVICES - 17.9%
97,306		Accenture plc	7,151,991
29,841	*	Adobe Systems, Inc	1,617,382
26,765	*	Akamai Technologies, Inc	1,197,466
7,424	*,e	Alliance Data Systems Corp	1,759,933
14,023	*	Ansys, Inc	1,226,311
26,659	*	Autodesk, Inc	1,063,961
73,511		Automatic Data Processing, Inc	5,511,120
4,014		Booz Allen Hamilton Holding Co	79,477
175

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

18,008		Broadridge Financial Solutions, Inc	$633,161
42,091	*	Cadence Design Systems, Inc	545,920
28,520	*	Citrix Systems, Inc	1,619,366
45,737	*	Cognizant Technology Solutions Corp (Class A)	3,975,917
6,930	*,e	Concur Technologies, Inc	724,878
4,287		DST Systems, Inc	363,409
196,217	*	eBay, Inc	10,342,598
35,309	*	Electronic Arts, Inc	926,861
7,358	*	Equinix, Inc	1,188,170
257,169	*	Facebook, Inc	12,925,314
6,703	e	Factset Research Systems, Inc	730,225
4,495		Fidelity National Information Services, Inc	219,131
20,021	*	Fiserv, Inc	2,096,799
10,161	*	FleetCor Technologies, Inc	1,172,071
20,602	*	Fortinet, Inc	414,306
14,173	*	Gartner, Inc	835,498
25,703	*	Genpact Ltd	509,690
11,535		Global Payments, Inc	686,102
40,767	*	Google, Inc (Class A)	42,013,655
11,285		IAC/InterActiveCorp	602,506
16,121	*	Informatica Corp	622,271
157,239		International Business Machines Corp	28,178,801
45,068		Intuit, Inc	3,218,306
13,164		Jack Henry & Associates, Inc	718,886
11,078		Lender Processing Services, Inc	382,413
14,635	*	LinkedIn Corp	3,273,410
17,679		Mastercard, Inc (Class A)	12,677,611
1,625	*,e	Micros Systems, Inc	88,156
1,262,232		Microsoft Corp	44,619,901
5,177	*	NetSuite, Inc	522,256
10,003	*	NeuStar, Inc (Class A)	459,338
536,963		Oracle Corp	17,988,260
21,444	*	Pandora Media, Inc	538,888
44,126	e	Paychex, Inc	1,864,765
16,855	*	Rackspace Hosting, Inc	863,482
28,639	*	Red Hat, Inc	1,239,210
1,666	*	Rovi Corp	27,922
89,006	*	Salesforce.com, Inc	4,749,360
11,925	*	ServiceNow, Inc	651,224
10,161	*	SolarWinds, Inc	367,727
10,456		Solera Holdings, Inc	587,836
15,412	*	Splunk, Inc	966,487
76,970		Symantec Corp	1,750,298
1,597	*	Tableau Software, Inc	98,152
24,849	*	Teradata Corp	1,095,095
24,798	*	TIBCO Software, Inc	609,039
18,812		Total System Services, Inc	561,162
13,005	*	Vantiv, Inc	357,638
21,639	*	VeriSign, Inc	1,174,565
79,022		Visa, Inc (Class A)	15,541,257
12,792	*	VMware, Inc (Class A)	1,039,734
84,103		Western Union Co	1,431,433
176

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

5,463	*	Workday, Inc	$409,015
		TOTAL SOFTWARE & SERVICES	250,807,116

TECHNOLOGY HARDWARE & EQUIPMENT - 6.6%
15,334	*,e	3D Systems Corp	954,388
24,144		Amphenol Corp (Class A)	1,938,522
107,344	d	Apple, Inc	56,071,138
1,361	*	CDW Corp	29,928
2,511	e	Dolby Laboratories, Inc (Class A)	89,743
159,324		EMC Corp	3,834,929
11,783	*	F5 Networks, Inc	960,432
14,465		Flir Systems, Inc	411,963
2,638		Harris Corp	163,451
4,763	e	IPG Photonics Corp	315,644
26,350	*	JDS Uniphase Corp	344,922
14,431	*	Juniper Networks, Inc	268,994
34,835		Motorola, Inc	2,177,884
14,693		National Instruments Corp	426,832
24,541	*	NCR Corp	896,974
51,624		NetApp, Inc	2,003,527
5,032	*	Palo Alto Networks, Inc	212,149
261,314		Qualcomm, Inc	18,153,484
22,842	*	Riverbed Technology, Inc	338,518
15,342		SanDisk Corp	1,066,269
2,657	*,e	Stratasys Ltd	300,852
38,301	*	Trimble Navigation Ltd	1,094,260
716	*	Zebra Technologies Corp (Class A)	34,590
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	92,089,393

TELECOMMUNICATION SERVICES - 2.1%
50,394	*	Crown Castle International Corp	3,830,952
1,291	*,e	Intelsat S.A.	26,323
7,524	*	Level 3 Communications, Inc	229,858
19,380	*	SBA Communications Corp (Class A)	1,695,169
22,303	*,e	Sprint Corp	150,099
22,542	*	tw telecom inc (Class A)	710,524
432,333		Verizon Communications, Inc	21,837,140
84,629	e	Windstream Holdings, Inc	723,578
		TOTAL TELECOMMUNICATION SERVICES	29,203,643

TRANSPORTATION - 2.8%
9,783		Alaska Air Group, Inc	691,267
548		Amerco, Inc	110,658
17,094	*	Avis Budget Group, Inc	535,555
24,055	e	CH Robinson Worldwide, Inc	1,437,046
3,438		Con-Way, Inc	141,645
5,080		Copa Holdings S.A. (Class A)	759,663
76,521		CSX Corp	1,994,137
59,074		Delta Air Lines, Inc	1,558,372
31,248		Expeditors International of Washington, Inc	1,415,222
2,918	*	Genesee & Wyoming, Inc (Class A)	291,333
52,664	*	Hertz Global Holdings, Inc	1,209,165
177

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

14,006		J.B. Hunt Transport Services, Inc	$1,050,870
16,465		Kansas City Southern Industries, Inc	2,000,827
4,938	*	Kirby Corp	436,964
6,896		Landstar System, Inc	381,280
8,636		Norfolk Southern Corp	742,869
10,895	*	Old Dominion Freight Line	510,975
12,483		Southwest Airlines Co	214,957
53,948	*	UAL Corp	1,831,535
70,631		Union Pacific Corp	10,693,534
109,518		United Parcel Service, Inc (Class B)	10,759,048
		TOTAL TRANSPORTATION	38,766,922

UTILITIES - 0.2%
23,595		Aqua America, Inc	594,122
6,994	*	Calpine Corp	141,069
7,791		ITC Holdings Corp	783,697
29,133		Oneok, Inc	1,646,014
3,770		Questar Corp	89,198
		TOTAL UTILITIES	3,254,100

		TOTAL COMMON STOCKS	1,393,542,321
		(Cost $1,071,715,874)

SHORT-TERM INVESTMENTS - 2.2%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.2%
30,275,798	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	30,275,798
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	30,275,798
		TOTAL SHORT-TERM INVESTMENTS	30,275,798
		(Cost $30,275,798)

		TOTAL INVESTMENTS - 101.8%	1,423,818,119
		(Cost $1,101,991,672)
		OTHER ASSETS & LIABILITIES, NET - (1.8)%	(25,415,241)
		NET ASSETS - 100.0%	$1,398,402,878

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin or other requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $29,501,369.
178

TIAA-CREF FUNDS - Large-Cap Value Index Fund

TIAA-CREF FUNDS
LARGE-CAP VALUE INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2013

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.5%

AUTOMOBILES & COMPONENTS - 1.4%
4,947		Allison Transmission Holdings, Inc	$120,460
463,596		Ford Motor Co	7,932,128
154,636	*	General Motors Co	5,713,800
12,237		Gentex Corp	360,257
127,203		Johnson Controls, Inc	5,870,418
12,907		Lear Corp	998,873
19,908	*	TRW Automotive Holdings Corp	1,495,290
		TOTAL AUTOMOBILES & COMPONENTS	22,491,226

BANKS - 5.9%
30,570		Associated Banc-Corp	497,068
8,327		Bank of Hawaii Corp	482,799
11,830		BankUnited	364,009
130,833		BB&T Corp	4,444,397
5,170		BOK Financial Corp	316,559
34,687		CapitalSource, Inc	453,706
37,218	*	CIT Group, Inc	1,792,419
8,475		City National Corp	611,132
34,445		Comerica, Inc	1,491,469
14,123		Commerce Bancshares, Inc	649,799
10,113	e	Cullen/Frost Bankers, Inc	715,899
25,584		East West Bancorp, Inc	861,925
162,605		Fifth Third Bancorp	3,094,373
1,455		First Citizens Bancshares, Inc (Class A)	308,067
42,394		First Horizon National Corp	451,496
66,782		First Niagara Financial Group, Inc	736,605
21,528		First Republic Bank	1,099,435
38,021		Fulton Financial Corp	464,236
98,292		Hudson City Bancorp, Inc	882,662
154,122		Huntington Bancshares, Inc	1,356,274
169,437		Keycorp	2,123,046
24,232	e	M&T Bank Corp	2,726,827
82,574	e	New York Community Bancorp, Inc	1,338,525
58,755		People’s United Financial, Inc	847,835
98,314		PNC Financial Services Group, Inc	7,229,028
18,465	*	Popular, Inc	466,241
264,623		Regions Financial Corp	2,548,320
8,241	*	Signature Bank	839,099
100,881		SunTrust Banks, Inc	3,393,637
8,516	*	SVB Financial Group	815,662
176,164		Synovus Financial Corp	572,533
29,186		TCF Financial Corp	443,043
14,212	*	TFS Financial Corp	172,534
343,477		US Bancorp	12,832,301
179

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

37,203	e	Valley National Bancorp	$362,729
18,636		Washington Federal, Inc	424,528
896,553		Wells Fargo & Co	38,273,848
33,315		Zions Bancorporation	945,147
		TOTAL BANKS	97,429,212

CAPITAL GOODS - 8.1%
20,046		3M Co	2,522,789
8,136		A.O. Smith Corp	420,224
18,338	*	Aecom Technology Corp	582,782
17,913		AGCO Corp	1,045,761
12,855		Air Lease Corp	377,937
5,878		Alliant Techsystems, Inc	639,938
5,844		Babcock & Wilcox Co	188,235
1,047	*	BE Aerospace, Inc	84,975
10,697		Carlisle Cos, Inc	777,458
100,028		Caterpillar, Inc	8,338,334
1,163		Crane Co	73,850
6,421		Cummins, Inc	815,595
88,596		Danaher Corp	6,386,886
1,919		Donaldson Co, Inc	76,012
8,097		Dover Corp	743,224
87,854		Eaton Corp	6,198,978
33,320		Emerson Electric Co	2,231,440
34,030		Exelis, Inc	561,155
11,603		Fluor Corp	861,175
4,623		Fortune Brands Home & Security, Inc	199,159
8,394		GATX Corp	432,711
55,610		General Dynamics Corp	4,817,494
1,920,152		General Electric Co	50,192,773
13,149		Harsco Corp	366,594
4,100	*	HD Supply Holdings, Inc	82,779
3,201		Hubbell, Inc (Class B)	344,236
1,464		IDEX Corp	101,236
44,298		Illinois Tool Works, Inc	3,490,239
16,067		Ingersoll-Rand plc	1,085,005
24,103	*	Jacobs Engineering Group, Inc	1,465,944
19,230	e	Joy Global, Inc	1,091,302
26,557		KBR, Inc	917,279
14,814		Kennametal, Inc	681,444
16,690		L-3 Communications Holdings, Inc	1,676,510
9,126	*	MRC Global, Inc	255,072
9,605	*,e	Navistar International Corp	347,317
41,251		Northrop Grumman Corp	4,434,895
17,042	*	Oshkosh Truck Corp	811,029
22,267	*	Owens Corning, Inc	800,053
57,235		Paccar, Inc	3,182,266
27,299		Parker Hannifin Corp	3,186,339
37,484		Pentair Ltd	2,514,802
28,977	*	Quanta Services, Inc	875,395
60,281		Raytheon Co	4,965,346
8,107		Regal-Beloit Corp	594,486
180

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

3,167		Rockwell Collins, Inc	$221,152
9,407		Snap-On, Inc	978,986
19,047	*	Spirit Aerosystems Holdings, Inc (Class A)	508,364
8,370		SPX Corp	759,243
26,925		Stanley Works	2,129,498
21,880	*	Terex Corp	764,706
51,367		Textron, Inc	1,478,856
16,143		Timken Co	852,512
14,129		Trinity Industries, Inc	715,351
8,063		Triumph Group, Inc	577,714
10,903		United Technologies Corp	1,158,444
14,479		URS Corp	785,051
8,097	*,e	WESCO International, Inc	691,970
32,404		Xylem, Inc	1,117,938
		TOTAL CAPITAL GOODS	134,578,238

COMMERCIAL & PROFESSIONAL SERVICES - 0.8%
40,731	e	ADT Corp	1,766,503
13,629		Cintas Corp	732,831
8,006		Corrections Corp of America	296,222
21,330		Covanta Holding Corp	366,236
492		Dun & Bradstreet Corp	53,525
3,379		Iron Mountain, Inc	89,679
9,690		KAR Auction Services, Inc	287,987
14,373		Manpower, Inc	1,122,531
34,719		Nielsen Holdings NV	1,369,317
20,947	e	Pitney Bowes, Inc	447,009
15,661	e	R.R. Donnelley & Sons Co	290,825
50,583		Republic Services, Inc	1,693,013
12,213		Towers Watson & Co	1,402,175
1,363		Waste Connections, Inc	58,255
79,374		Waste Management, Inc	3,455,944
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	13,432,052

CONSUMER DURABLES & APPAREL - 0.7%
3,902	*,e	Deckers Outdoor Corp	268,575
53,665		DR Horton, Inc	1,016,952
22,730	e	Garmin Ltd	1,062,627
12,253		Harman International Industries, Inc	992,738
2,869		Hasbro, Inc	148,184
25,450		Leggett & Platt, Inc	756,883
31,347	e	Lennar Corp (Class A)	1,114,386
11,345	*	Mohawk Industries, Inc	1,502,305
21,632		Newell Rubbermaid, Inc	640,956
139	*	NVR, Inc	127,507
1,725		Phillips-Van Heusen Corp	214,883
1,932	*	Taylor Morrison Home Corp	42,968
31,858	*	Toll Brothers, Inc	1,047,491
13,780		Whirlpool Corp	2,012,018
		TOTAL CONSUMER DURABLES & APPAREL	10,948,473
181

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

CONSUMER SERVICES - 0.6%
19,078	*	Apollo Group, Inc (Class A)	$509,192
78,273		Carnival Corp	2,712,159
4,732	e	Choice Hotels International, Inc	220,464
8,138		Darden Restaurants, Inc	419,351
12,608	e	DeVry, Inc	452,627
7,795	*	Hyatt Hotels Corp	371,042
5,022		Marriott International, Inc (Class A)	226,392
70,556	*	MGM Mirage	1,343,386
483	*	Norwegian Cruise Line Holdings Ltd	15,466
12,869	*	Penn National Gaming, Inc	752,965
30,483		Royal Caribbean Cruises Ltd	1,281,505
9,734		Service Corp International	175,309
20,775		Starwood Hotels & Resorts Worldwide, Inc	1,529,456
2,026	e	Weight Watchers International, Inc	65,055
51,891		Wendy’s	450,933
		TOTAL CONSUMER SERVICES	10,525,302

DIVERSIFIED FINANCIALS - 10.6%
54,790	*	American Capital Ltd	767,608
25,486		Ameriprise Financial, Inc	2,562,362
50,628		Ares Capital Corp	879,408
1,234		Artisan Partners Asset Management, Inc	73,880
1,997,088		Bank of America Corp	27,879,348
215,531		Bank of New York Mellon Corp	6,853,886
15,691		BlackRock, Inc	4,720,010
108,479		Capital One Financial Corp	7,449,253
175,109		Charles Schwab Corp	3,966,219
565,061		Citigroup, Inc	27,563,675
58,936		CME Group, Inc	4,373,641
91,072		Discover Financial Services	4,724,815
54,531	*	E*Trade Financial Corp	922,119
4,103	e	Federated Investors, Inc (Class B)	111,273
85,144		Goldman Sachs Group, Inc	13,696,264
13,213		ING US, Inc	409,867
7,850		Interactive Brokers Group, Inc (Class A)	161,946
82,975		Invesco Ltd	2,800,406
48,000	e	iShares Russell 1000 Value Index Fund	4,319,040
701,883		JPMorgan Chase & Co	36,175,050
20,766		Legg Mason, Inc	798,868
47,231		Leucadia National Corp	1,338,527
2,053		LPL Financial Holdings, Inc	83,639
282,768		Morgan Stanley	8,123,925
12,492	*	MSCI, Inc (Class A)	509,299
21,234		Nasdaq Stock Market, Inc	752,321
44,294		Northern Trust Corp	2,499,068
44,812		NYSE Euronext	1,972,624
23,053		Raymond James Financial, Inc	1,052,369
1,330		SEI Investments Co	44,143
82,079		SLM Corp	2,082,344
84,692		State Street Corp	5,934,368
43,810		TD Ameritrade Holding Corp	1,194,261
		TOTAL DIVERSIFIED FINANCIALS	176,795,826
182

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

ENERGY - 14.9%
87,948		Anadarko Petroleum Corp	$8,380,565
72,767		Apache Corp	6,461,710
8,508	*	Atwood Oceanics, Inc	452,030
76,878		Baker Hughes, Inc	4,465,843
17,402	*	Cameron International Corp	954,674
107,692		Chesapeake Energy Corp	3,011,068
359,979		Chevron Corp	43,183,081
15,916		Cimarex Energy Co	1,676,751
3,851	*	Cobalt International Energy, Inc	89,382
226,626		ConocoPhillips	16,611,686
42,310		Consol Energy, Inc	1,544,315
68,813	*	Denbury Resources, Inc	1,306,759
75,394		Devon Energy Corp	4,766,409
13,169	e	Diamond Offshore Drilling, Inc	815,556
13,400		Energen Corp	1,049,488
3,453		EOG Resources, Inc	616,015
2,149		Equitable Resources, Inc	183,976
825,688	d	Exxon Mobil Corp	73,998,158
3,440	*	Frank’s International NV	105,230
8,145	e	Golar LNG Ltd	302,424
2,910	*	Gulfport Energy Corp	170,788
17,792		Helmerich & Payne, Inc	1,379,770
56,977		Hess Corp	4,626,532
37,714		Holly Corp	1,737,107
10,110		Kinder Morgan, Inc	356,984
675	*	Laredo Petroleum Holdings, Inc	21,445
131,627		Marathon Oil Corp	4,641,168
60,564		Marathon Petroleum Corp	4,340,016
45,218	*	McDermott International, Inc	319,691
35,464		Murphy Oil Corp	2,139,188
53,842		Nabors Industries Ltd	941,158
79,346		National Oilwell Varco, Inc	6,441,308
25,026	*	Newfield Exploration Co	762,042
58,461		Noble Energy, Inc	4,380,483
149,607		Occidental Petroleum Corp	14,374,241
10,209	*	Oil States International, Inc	1,109,004
27,938		Patterson-UTI Energy, Inc	677,776
4,921	e	PBF Energy, Inc	129,570
49,894		Peabody Energy Corp	971,935
114,991		Phillips 66	7,408,870
6,677		Pioneer Natural Resources Co	1,367,316
30,202		Questar Market Resources, Inc	998,478
23,307	*	Rowan Cos plc	840,916
1,534	e	RPC, Inc	28,134
90,027	*,e	SandRidge Energy, Inc	570,771
124,269		Spectra Energy Corp	4,420,248
28,870	*	Superior Energy Services	774,582
7,531		Teekay Corp	327,071
25,556		Tesoro Corp	1,249,433
9,050		Tidewater, Inc	544,991
183

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

27,992	*,e	Ultra Petroleum Corp	$513,933
8,760	*	Unit Corp	450,352
101,274		Valero Energy Corp	4,169,451
20,162	*	Whiting Petroleum Corp	1,348,636
56,709		Williams Cos, Inc	2,025,078
10,582		World Fuel Services Corp	403,703
38,059	*	WPX Energy, Inc	842,626
		TOTAL ENERGY	247,779,915

FOOD & STAPLES RETAILING - 1.6%
201,221		CVS Corp	12,528,019
41,569		Safeway, Inc	1,450,758
1,080	*	Sprouts Farmers Market, Inc	49,745
72,770		Sysco Corp	2,353,382
43,198		Walgreen Co	2,559,049
100,593		Wal-Mart Stores, Inc	7,720,513
		TOTAL FOOD & STAPLES RETAILING	26,661,466

FOOD, BEVERAGE & TOBACCO - 1.7%
113,535		Archer Daniels Midland Co	4,643,582
29,877		Beam, Inc	2,010,722
27,508		Bunge Ltd	2,259,232
10,851		Campbell Soup Co	461,927
5,245		ConAgra Foods, Inc	166,843
1,577	*	Constellation Brands, Inc (Class A)	102,978
16,987	*	Dean Foods Co	331,247
12,716		Ingredion, Inc	836,204
17,206		J.M. Smucker Co	1,913,479
4,020		Kellogg Co	254,265
25,967		Molson Coors Brewing Co (Class B)	1,402,218
330,873		Mondelez International, Inc	11,130,568
2,335		Pinnacle Foods, Inc	63,255
14,824		Reynolds American, Inc	761,509
52,343		Tyson Foods, Inc (Class A)	1,448,331
		TOTAL FOOD, BEVERAGE & TOBACCO	27,786,360

HEALTH CARE EQUIPMENT & SERVICES - 4.9%
289,480		Abbott Laboratories	10,580,494
51,161		Aetna, Inc	3,207,795
35,381	*	Allscripts Healthcare Solutions, Inc	489,319
250,656	*	Boston Scientific Corp	2,930,169
63,490		Cardinal Health, Inc	3,724,323
40,636	*	CareFusion Corp	1,575,458
49,911		Cigna Corp	3,842,149
15,738		Community Health Systems, Inc	686,649
2,355		Cooper Cos, Inc	304,290
87,367		Covidien plc	5,601,098
19,377		Dentsply International, Inc	912,657
3,080	*	Envision Healthcare Holdings, Inc	89,474
19,172	*	Express Scripts Holding Co	1,198,633
45,661		HCA Holdings, Inc	2,152,460
14,245	*	Health Net, Inc	433,048
184

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

10,507		Hill-Rom Holdings, Inc	$433,834
36,007	*	Hologic, Inc	806,197
29,382		Humana, Inc	2,707,551
14,566	*	Inverness Medical Innovations, Inc	491,311
9,413	*	LifePoint Hospitals, Inc	486,087
188,673		Medtronic, Inc	10,829,830
19,773		Omnicare, Inc	1,090,481
1,889		Patterson Cos, Inc	80,301
3,408	*	Pediatrix Medical Group, Inc	371,540
27,899		Quest Diagnostics, Inc	1,671,429
18,644		St. Jude Medical, Inc	1,069,979
25,677		Stryker Corp	1,896,503
7,467		Teleflex, Inc	688,308
189,414		UnitedHealth Group, Inc	12,929,400
5,425		Universal Health Services, Inc (Class B)	437,038
15,953	*	VCA Antech, Inc	453,863
55,777		WellPoint, Inc	4,729,890
29,722		Zimmer Holdings, Inc	2,599,783
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	81,501,341

HOUSEHOLD & PERSONAL PRODUCTS - 2.6%
4,070	e	Clorox Co	367,073
3,470	e	Coty, Inc	53,369
11,621		Energizer Holdings, Inc	1,140,136
11,925		Kimberly-Clark Corp	1,287,900
508,909		Procter & Gamble Co	41,094,402
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	43,942,880

INSURANCE - 7.9%
63,231		ACE Ltd	6,034,767
86,578		Aflac, Inc	5,625,838
3,182	*	Alleghany Corp	1,290,046
4,187		Allied World Assurance Co Holdings Ltd	453,410
87,027		Allstate Corp	4,617,653
12,699		American Financial Group, Inc	714,446
274,156		American International Group, Inc	14,160,157
1,400		American National Insurance Co	141,498
13,417		Aon plc	1,061,150
23,441	*	Arch Capital Group Ltd	1,358,640
11,893		Aspen Insurance Holdings Ltd	463,946
14,483		Assurant, Inc	846,966
32,295		Assured Guaranty Ltd	662,047
15,761		Axis Capital Holdings Ltd	747,387
334,194	*	Berkshire Hathaway, Inc (Class B)	38,459,045
11,314		Brown & Brown, Inc	361,256
41,196		Chubb Corp	3,793,328
29,613		Cincinnati Financial Corp	1,480,650
4,700		CNA Financial Corp	190,773
4,871		Endurance Specialty Holdings Ltd	269,318
9,097		Everest Re Group Ltd	1,398,573
42,675		Fidelity National Title Group, Inc (Class A)	1,201,301
92,988	*	Genworth Financial, Inc (Class A)	1,351,116
185

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

6,239		Hanover Insurance Group, Inc	$365,231
85,006		Hartford Financial Services Group, Inc	2,864,702
17,771		HCC Insurance Holdings, Inc	811,246
9,360		Kemper Corp	346,507
50,113		Lincoln National Corp	2,275,631
53,270		Loews Corp	2,573,474
2,619	*	Markel Corp	1,387,206
34,426		Marsh & McLennan Cos, Inc	1,576,711
27,348	*	MBIA, Inc	310,947
5,036		Mercury General Corp	234,476
166,022		Metlife, Inc	7,854,501
49,341		Old Republic International Corp	828,435
10,269		PartnerRe Ltd	1,029,056
53,917		Principal Financial Group	2,558,901
12,262		ProAssurance Corp	555,714
21,580		Progressive Corp	560,433
14,721		Protective Life Corp	678,344
53,078		Prudential Financial, Inc	4,320,018
13,507		Reinsurance Group of America, Inc (Class A)	961,428
8,601		RenaissanceRe Holdings Ltd	806,000
7,836		Stancorp Financial Group, Inc	461,540
16,803		Torchmark Corp	1,224,267
51,100		Travelers Cos, Inc	4,409,930
48,346		UnumProvident Corp	1,534,502
16,877		Validus Holdings Ltd	666,304
19,680		W.R. Berkley Corp	864,149
1,189		White Mountains Insurance Group Ltd	694,459
53,559		XL Capital Ltd	1,637,299
		TOTAL INSURANCE	131,074,722

MATERIALS - 2.9%
38,687		Air Products & Chemicals, Inc	4,217,270
9,753		Albemarle Corp	645,551
195,700	e	Alcoa, Inc	1,814,139
20,952		Allegheny Technologies, Inc	693,511
3,774		Aptargroup, Inc	242,140
14,620		Ashland, Inc	1,353,081
12,323		Avery Dennison Corp	580,660
10,429		Bemis Co, Inc	416,117
11,466		Cabot Corp	534,430
8,243		Carpenter Technology Corp	489,057
11,008		CF Industries Holdings, Inc	2,373,325
28,573	e	Cliffs Natural Resources, Inc	733,755
3,566	*	Crown Holdings, Inc	155,478
7,462		Cytec Industries, Inc	620,018
6,044		Domtar Corp	511,987
194,690		Dow Chemical Co	7,684,414
191,547		Freeport-McMoRan Copper & Gold, Inc (Class B)	7,041,268
4,644		Greif, Inc (Class A)	248,408
36,493		Huntsman Corp	847,367
11,181		International Paper Co	498,784
3,232		Kronos Worldwide, Inc	50,128
186

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

32,618		MeadWestvaco Corp	$1,136,737
55,195		Mosaic Co	2,530,691
91,972		Newmont Mining Corp	2,507,157
59,069		Nucor Corp	3,058,002
12,997	*	Owens-Illinois, Inc	413,175
2,305		PPG Industries, Inc	420,847
13,725		Reliance Steel & Aluminum Co	1,005,905
3,722		Rock-Tenn Co (Class A)	398,291
3,587		Rockwood Holdings, Inc	226,878
9,152		Royal Gold, Inc	439,662
2,763		RPM International, Inc	106,983
1,127		Sigma-Aldrich Corp	97,407
18,965		Sonoco Products Co	770,738
41,752		Steel Dynamics, Inc	750,283
15,236	*	Tahoe Resources, Inc	291,769
27,089	e	United States Steel Corp	674,245
24,223		Vulcan Materials Co	1,297,142
485		Westlake Chemical Corp	52,099
1,635	*	WR Grace & Co	149,864
		TOTAL MATERIALS	48,078,763

MEDIA - 2.9%
9,315		CBS Corp (Class B)	550,889
37,272		Comcast Corp (Class A)	1,773,402
13,441	*,e	DreamWorks Animation SKG, Inc (Class A)	460,220
41,207		Gannett Co, Inc	1,140,198
43,568		Interpublic Group of Cos, Inc	731,942
8,685		John Wiley & Sons, Inc (Class A)	436,769
10,582	*	Liberty Global plc (Class A)	829,311
18,630	*	Liberty Media Corp	2,848,713
26,558		McGraw-Hill Cos, Inc	1,850,561
23,767	*	News Corp	418,299
10,735	e	Regal Entertainment Group (Class A)	204,072
299,577	e	Sirius XM Radio, Inc	1,129,405
3,109	*	Starz-Liberty Capital	93,736
68,547		Thomson Corp	2,575,311
173,104		Time Warner, Inc	11,899,169
97,056		Twenty-First Century Fox, Inc	3,307,669
260,189		Walt Disney Co	17,846,364
836		Washington Post Co (Class B)	537,816
		TOTAL MEDIA	48,633,846

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.0%
57,041		Agilent Technologies, Inc	2,895,401
4,079	*	Bio-Rad Laboratories, Inc (Class A)	503,838
42,935		Bristol-Myers Squibb Co	2,254,946
4,534	*	Charles River Laboratories International, Inc	223,118
143,764		Eli Lilly & Co	7,162,322
49,191	*	Forest Laboratories, Inc	2,313,453
30,656	*	Hospira, Inc	1,242,181
454,321		Johnson & Johnson	42,074,668
11,157	*	Life Technologies Corp	840,234
187

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

10,504	*	Mallinckrodt plc	$441,273
560,740		Merck & Co, Inc	25,283,767
21,140		PerkinElmer, Inc	804,165
1,241,976		Pfizer, Inc	38,103,824
43,932	*	Qiagen N.V. (NASDAQ)	1,017,465
3,420	*	Quintiles Transnational Holdings, Inc	143,606
3,684		Techne Corp	321,945
66,651		Thermo Electron Corp	6,517,135
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	132,143,341

REAL ESTATE - 4.3%
13,336		Alexandria Real Estate Equities, Inc	877,242
19,969		American Campus Communities, Inc	690,129
73,566		American Capital Agency Corp	1,597,853
7,380	*	American Homes 4 Rent	114,242
178,198		Annaly Capital Management, Inc	2,100,954
12,897		Apartment Investment & Management Co (Class A)	360,858
24,026		AvalonBay Communities, Inc	3,004,451
33,183		BioMed Realty Trust, Inc	661,005
25,213		Boston Properties, Inc	2,609,545
29,069		Brandywine Realty Trust	413,652
13,869		BRE Properties, Inc (Class A)	757,386
15,327		Camden Property Trust	983,993
20,719		CBL & Associates Properties, Inc	410,443
203,114		Chimera Investment Corp	615,435
15,736		Corporate Office Properties Trust	387,106
55,069		DDR Corp	933,420
4,626		Digital Realty Trust, Inc	220,475
25,464		Douglas Emmett, Inc	634,817
59,548		Duke Realty Corp	986,710
4,634		Equity Lifestyle Properties, Inc	176,046
66,821		Equity Residential	3,498,748
7,173		Essex Property Trust, Inc	1,154,853
19,104		Extra Space Storage, Inc	878,593
4,120		Federal Realty Investment Trust	426,832
31,372	*	Forest City Enterprises, Inc (Class A)	635,597
110,555		General Growth Properties, Inc	2,347,083
20,165		Hatteras Financial Corp	367,003
84,398		HCP, Inc	3,502,517
52,215		Health Care REIT, Inc	3,386,143
22,235		Healthcare Trust of America, Inc	258,371
10,573		Home Properties, Inc	637,658
26,545		Hospitality Properties Trust	779,892
136,636		Host Marriott Corp	2,534,598
7,432	*	Howard Hughes Corp	869,916
22,061		HRPT Properties Trust	537,627
8,042		Jones Lang LaSalle, Inc	765,598
14,795		Kilroy Realty Corp	786,502
74,948		Kimco Realty Corp	1,609,883
23,389		Liberty Property Trust	869,837
25,177		Macerich Co	1,490,730
15,987		Mack-Cali Realty Corp	328,693

188

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

65,548		MFA Mortgage Investments, Inc	$485,711
14,299		Mid-America Apartment Communities, Inc	949,454
22,647		National Retail Properties, Inc	779,057
30,832		Piedmont Office Realty Trust, Inc	569,775
9,955		Post Properties, Inc	455,342
92,520		Prologis, Inc	3,696,174
1,956		Public Storage, Inc	326,593
3,412	*	Realogy Holdings Corp	140,370
36,655		Realty Income Corp	1,526,681
9,421		Regency Centers Corp	486,689
24,915		Retail Properties of America, Inc	356,534
31,324		Senior Housing Properties Trust	771,823
14,815		Simon Property Group, Inc	2,289,658
16,784		SL Green Realty Corp	1,587,263
59,560		Spirit Realty Capital, Inc	622,998
10,457	*,e	St. Joe Co	195,232
37,137		Starwood Property Trust, Inc	954,050
9,388		Taubman Centers, Inc	617,637
69,550		Two Harbors Investment Corp	648,901
45,203		UDR, Inc	1,121,486
29,675		Ventas, Inc	1,935,997
27,979		Vornado Realty Trust	2,491,810
22,839		Weingarten Realty Investors	724,681
11,069		WP Carey, Inc	737,306
		TOTAL REAL ESTATE	70,673,658

RETAILING - 1.1%
12,127		Aaron’s, Inc	344,043
13,436		Abercrombie & Fitch Co (Class A)	503,581
14,807		American Eagle Outfitters, Inc	229,360
20,889	*	Ascena Retail Group, Inc	413,393
37,371		Best Buy Co, Inc	1,599,479
8,064	*	Big Lots, Inc	293,207
2,919		Chico’s FAS, Inc	50,061
10,878		CST Brands, Inc	350,707
1,831		Dillard’s, Inc (Class A)	150,105
912		DSW, Inc (Class A)	79,955
24,510		Foot Locker, Inc	850,497
22,402		GameStop Corp (Class A)	1,228,078
1,441		Genuine Parts Co	113,594
11,001		Guess?, Inc	343,781
32,179	*,e	JC Penney Co, Inc	241,343
40,917		Kohl’s Corp	2,324,086
90,627	*	Liberty Interactive Corp	2,443,304
16,379		Macy’s, Inc	755,236
8,578	*	Murphy USA, Inc	348,095
8,191	*,e	Sears Holdings Corp	475,733
13,823		Signet Jewelers Ltd	1,032,025
122,494		Staples, Inc	1,974,603
25,478		Target Corp	1,650,720
		TOTAL RETAILING	17,794,986
189

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.3%
38,698		Altera Corp	$1,300,253
31,825		Analog Devices, Inc	1,568,972
74,773		Applied Materials, Inc	1,334,698
3,482		Avago Technologies Ltd	158,187
60,002		Broadcom Corp (Class A)	1,603,253
24,368	*	Fairchild Semiconductor International, Inc	308,743
12,540	*	First Solar, Inc	630,386
8,103	*	Freescale Semiconductor Holdings Ltd	125,110
863,109		Intel Corp	21,085,753
30,341		Kla-Tencor Corp	1,990,370
23,421	*	Lam Research Corp	1,270,121
86,799		LSI Logic Corp	736,056
74,595		Marvell Technology Group Ltd	895,140
191,684	*	Micron Technology, Inc	3,388,973
106,162		Nvidia Corp	1,611,539
5,615	*	ON Semiconductor Corp	39,642
945	*	Silicon Laboratories, Inc	38,008
7,491	*	Skyworks Solutions, Inc	193,118
34,637	*,e	Teradyne, Inc	605,801
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	38,884,123

SOFTWARE & SERVICES - 1.5%
49,456		Activision Blizzard, Inc	822,948
56,591	*	Adobe Systems, Inc	3,067,232
29,926		Amdocs Ltd	1,150,655
14,052		AOL, Inc	509,245
8,565	*	Autodesk, Inc	341,829
1,750		Booz Allen Hamilton Holding Co	34,650
60,933		CA, Inc	1,935,232
28,131		Computer Sciences Corp	1,385,733
38,012		Compuware Corp	405,968
1,351		DST Systems, Inc	114,524
12,540	*	Electronic Arts, Inc	329,175
49,347		Fidelity National Information Services, Inc	2,405,666
18,467	*	First American Corp	614,397
12,940	e	Leidos Holdings, Inc	609,345
2,310		Lender Processing Services, Inc	79,741
12,968	*,e	Micros Systems, Inc	703,514
47,560	*	Nuance Communications, Inc	740,034
6,184	e	Paychex, Inc	261,336
19,229	*	Rovi Corp	322,278
7,394		Science Applications International Corp	260,639
35,322		Symantec Corp	803,222
29,001	*	Synopsys, Inc	1,057,086
6,134		Total System Services, Inc	182,977
21,120	*	VeriFone Systems, Inc	478,579
166,088	*	Yahoo!, Inc	5,469,278
113,460	*	Zynga, Inc	407,321
		TOTAL SOFTWARE & SERVICES	24,492,604
190

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 4.7%
42,222		Apple, Inc	$22,054,662
18,806	*	Arrow Electronics, Inc	903,064
25,280		Avnet, Inc	1,003,616
8,420		AVX Corp	111,565
83,728	*	Brocade Communications Systems, Inc	671,499
3,100	*	CDW Corp	68,169
992,439		Cisco Systems, Inc	22,329,878
273,923		Corning, Inc	4,681,344
11,756		Diebold, Inc	352,210
4,567	e	Dolby Laboratories, Inc (Class A)	163,225
7,560	*	EchoStar Corp (Class A)	362,578
195,728		EMC Corp	4,711,173
8,763		Flir Systems, Inc	249,570
16,811		Harris Corp	1,041,610
359,666		Hewlett-Packard Co	8,765,060
29,110	*	Ingram Micro, Inc (Class A)	674,479
38,037		Jabil Circuit, Inc	793,452
13,254	*	JDS Uniphase Corp	173,495
75,636	*	Juniper Networks, Inc	1,409,855
11,381	e	Lexmark International, Inc (Class A)	404,594
25,946		Molex, Inc	1,001,516
2,195		Motorola, Inc	137,231
33,475	*	Polycom, Inc	348,140
3,038	*	Riverbed Technology, Inc	45,023
22,920		SanDisk Corp	1,592,940
3,001	*,e	Stratasys Ltd	339,803
6,989	*	Tech Data Corp	363,847
24,549	*	Vishay Intertechnology, Inc	301,216
39,367		Western Digital Corp	2,741,124
228,991		Xerox Corp	2,276,170
8,326	*	Zebra Technologies Corp (Class A)	402,229
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	80,474,337

TELECOMMUNICATION SERVICES - 2.7%
999,062		AT&T, Inc	36,166,044
113,100		CenturyTel, Inc	3,829,566
186,413	e	Frontier Communications Corp	822,081
4,775	*,e	Intelsat S.A.	97,362
19,391	*	Level 3 Communications, Inc	592,395
130,881	*,e	Sprint Corp	880,829
17,243		Telephone & Data Systems, Inc	537,637
32,369		T-Mobile US, Inc	897,593
1,850		US Cellular Corp	89,540
7,349	e	Windstream Holdings, Inc	62,834
		TOTAL TELECOMMUNICATION SERVICES	43,975,881

TRANSPORTATION - 1.2%
1,766		Alaska Air Group, Inc	124,786
744		Amerco, Inc	150,236
6,950		Con-Way, Inc	286,340
95,798		CSX Corp	2,496,496
85,709		Delta Air Lines, Inc	2,261,003
191

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

58,842		FedEx Corp	$7,708,302
4,505	*	Genesee & Wyoming, Inc (Class A)	449,779
4,465	*	Kirby Corp	395,108
47,921		Norfolk Southern Corp	4,122,164
9,338		Ryder System, Inc	614,720
120,021		Southwest Airlines Co	2,066,762
		TOTAL TRANSPORTATION	20,675,696

UTILITIES - 6.2%
115,109		AES Corp	1,621,886
21,389		AGL Resources, Inc	1,023,678
21,001		Alliant Energy Corp	1,096,672
45,057		Ameren Corp	1,630,162
90,579		American Electric Power Co, Inc	4,242,720
33,031		American Water Works Co, Inc	1,416,039
5,775		Aqua America, Inc	145,415
16,102		Atmos Energy Corp	712,836
64,862	*	Calpine Corp	1,308,267
79,578		Centerpoint Energy, Inc	1,957,619
48,330		CMS Energy Corp	1,327,142
54,720		Consolidated Edison, Inc	3,185,798
107,274		Dominion Resources, Inc	6,838,718
32,275		DTE Energy Co	2,231,494
131,055		Duke Energy Corp	9,400,575
60,548		Edison International	2,968,668
33,089		Entergy Corp	2,141,520
158,960		Exelon Corp	4,536,718
78,436		FirstEnergy Corp	2,970,371
29,511		Great Plains Energy, Inc	691,738
19,352	e	Hawaiian Electric Industries, Inc	514,183
14,943		Integrys Energy Group, Inc	876,855
35,066		MDU Resources Group, Inc	1,044,265
13,671		National Fuel Gas Co	978,160
78,703		NextEra Energy, Inc	6,670,079
57,945		NiSource, Inc	1,826,426
59,072		Northeast Utilities	2,533,598
58,829		NRG Energy, Inc	1,678,391
44,417		NV Energy, Inc	1,054,460
35,306		OGE Energy Corp	1,302,791
2,003		Oneok, Inc	113,170
46,342		Pepco Holdings, Inc	893,474
82,111		PG&E Corp	3,436,345
21,064		Pinnacle West Capital Corp	1,180,216
117,306		PPL Corp	3,593,083
93,958		Public Service Enterprise Group, Inc	3,147,593
26,988		Questar Corp	638,536
25,543		SCANA Corp	1,191,070
45,447		Sempra Energy	4,142,040
161,631		Southern Co	6,612,324
41,061		TECO Energy, Inc	705,017
20,389		UGI Corp	843,493
15,849		Vectren Corp	553,447
192

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

23,505	e	Westar Energy, Inc	$742,993
42,269		Wisconsin Energy Corp	1,779,948
91,534		Xcel Energy, Inc	2,641,671
		TOTAL UTILITIES	102,141,664

		TOTAL COMMON STOCKS	1,652,915,912
		(Cost $1,446,464,212)

SHORT-TERM INVESTMENTS - 1.4%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.4%
24,341,186	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	24,341,186
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	24,341,186
		TOTAL SHORT-TERM INVESTMENTS	24,341,186
		(Cost $24,341,186)

		TOTAL INVESTMENTS - 100.9%	1,677,257,098
		(Cost $1,470,805,398)
		OTHER ASSETS & LIABILITIES, NET - (0.9)%	(15,753,969)
		NET ASSETS - 100.0%	$1,661,503,129

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin or other requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $23,520,590.
193

TIAA-CREF FUNDS - S&P 500 Index Fund

TIAA-CREF FUNDS

S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2013

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.5%

AUTOMOBILES & COMPONENTS - 1.2%
14,164		BorgWarner, Inc	$1,460,733
35,256		Delphi Automotive plc	2,016,643
482,367		Ford Motor Co	8,253,300
115,094	*	General Motors Co	4,252,723
30,615		Goodyear Tire & Rubber Co	642,303
27,117		Harley-Davidson, Inc	1,736,573
83,308		Johnson Controls, Inc	3,844,664
		TOTAL AUTOMOBILES & COMPONENTS	22,206,939

BANKS - 2.8%
86,306		BB&T Corp	2,931,815
22,586		Comerica, Inc	977,974
108,731		Fifth Third Bancorp	2,069,151
57,878		Hudson City Bancorp, Inc	519,744
101,568		Huntington Bancshares, Inc	893,798
112,426		Keycorp	1,408,698
15,824		M&T Bank Corp	1,780,675
42,105		People’s United Financial, Inc	607,575
65,167		PNC Financial Services Group, Inc	4,791,730
172,650		Regions Financial Corp	1,662,619
65,480		SunTrust Banks, Inc	2,202,747
225,642		US Bancorp	8,429,985
592,424		Wells Fargo & Co	25,290,580
22,180		Zions Bancorporation	629,247
		TOTAL BANKS	54,196,338

CAPITAL GOODS - 8.1%
79,608		3M Co	10,018,667
29,904		Ametek, Inc	1,430,308
85,115		Boeing Co	11,107,508
77,743		Caterpillar, Inc	6,480,656
21,394		Cummins, Inc	2,717,466
73,118		Danaher Corp	5,271,077
46,732		Deere & Co	3,824,547
20,957		Dover Corp	1,923,643
57,744		Eaton Corp	4,074,417
87,809		Emerson Electric Co	5,880,569
33,484	e	Fastenal Co	1,667,503
17,178		Flowserve Corp	1,193,356
20,055		Fluor Corp	1,488,482
40,753		General Dynamics Corp	3,530,432
1,247,537		General Electric Co	32,610,617
96,295		Honeywell International, Inc	8,351,665
50,464		Illinois Tool Works, Inc	3,976,059
194

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

33,073		Ingersoll-Rand plc	$2,233,420
16,047	*	Jacobs Engineering Group, Inc	975,978
13,013	e	Joy Global, Inc	738,488
10,993		L-3 Communications Holdings, Inc	1,104,247
33,058		Lockheed Martin Corp	4,407,954
44,349		Masco Corp	937,094
28,127		Northrop Grumman Corp	3,023,934
43,393		Paccar, Inc	2,412,651
13,372		Pall Corp	1,076,713
18,126		Parker Hannifin Corp	2,115,667
24,940		Pentair Ltd	1,673,225
17,856		Precision Castparts Corp	4,525,603
25,755	*	Quanta Services, Inc	778,058
39,513		Raytheon Co	3,254,686
17,025		Rockwell Automation, Inc	1,879,730
16,618		Rockwell Collins, Inc	1,160,435
12,146		Roper Industries, Inc	1,540,234
7,144		Snap-On, Inc	743,476
19,511		Stanley Works	1,543,125
33,691		Textron, Inc	969,964
103,449		United Technologies Corp	10,991,456
7,567		W.W. Grainger, Inc	2,035,296
22,784		Xylem, Inc	786,048
		TOTAL CAPITAL GOODS	156,454,454

COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
24,466	e	ADT Corp	1,061,090
12,861		Cintas Corp	691,536
4,886		Dun & Bradstreet Corp	531,548
14,863		Equifax, Inc	961,190
20,453		Iron Mountain, Inc	542,823
26,335		Nielsen Holdings NV	1,038,652
24,037	e	Pitney Bowes, Inc	512,950
32,686		Republic Services, Inc	1,094,000
17,054		Robert Half International, Inc	657,091
10,583	*	Stericycle, Inc	1,229,745
55,712		Tyco International Ltd	2,036,274
53,543		Waste Management, Inc	2,331,262
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	12,688,161

CONSUMER DURABLES & APPAREL - 1.2%
34,231		Coach, Inc	1,734,827
34,722		DR Horton, Inc	657,982
6,481	*	Fossil Group, Inc	822,698
15,068	e	Garmin Ltd	704,429
8,170		Harman International Industries, Inc	661,933
13,791	e	Hasbro, Inc	712,305
17,650		Leggett & Platt, Inc	524,911
20,403	e	Lennar Corp (Class A)	725,327
42,059		Mattel, Inc	1,866,158
35,518		Newell Rubbermaid, Inc	1,052,398
91,832		Nike, Inc (Class B)	6,957,192
195

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

9,983		Phillips-Van Heusen Corp	$1,243,582
42,144		Pulte Homes, Inc	743,842
7,457		Ralph Lauren Corp	1,235,178
10,783		VF Corp	2,318,345
9,748		Whirlpool Corp	1,423,306
		TOTAL CONSUMER DURABLES & APPAREL	23,384,413

CONSUMER SERVICES - 1.8%
53,984		Carnival Corp	1,870,546
3,776	*	Chipotle Mexican Grill, Inc (Class A)	1,989,839
15,569		Darden Restaurants, Inc	802,270
33,241		H&R Block, Inc	945,374
32,202		International Game Technology	605,398
27,971		Marriott International, Inc (Class A)	1,260,933
122,620		McDonald’s Corp	11,835,282
92,119		Starbucks Corp	7,466,245
23,746		Starwood Hotels & Resorts Worldwide, Inc	1,748,180
16,481		Wyndham Worldwide Corp	1,094,338
9,763		Wynn Resorts Ltd	1,623,099
54,711		Yum! Brands, Inc	3,699,558
		TOTAL CONSUMER SERVICES	34,941,062

DIVERSIFIED FINANCIALS - 6.9%
113,484		American Express Co	9,282,991
24,594		Ameriprise Financial, Inc	2,472,681
1,316,217		Bank of America Corp	18,374,390
141,883		Bank of New York Mellon Corp	4,511,879
15,443		BlackRock, Inc	4,645,409
71,736		Capital One Financial Corp	4,926,111
141,748		Charles Schwab Corp	3,210,592
372,976		Citigroup, Inc	18,193,769
38,426		CME Group, Inc	2,851,594
59,897		Discover Financial Services	3,107,456
35,900	*	E*Trade Financial Corp	607,069
50,279		Franklin Resources, Inc	2,708,027
51,039		Goldman Sachs Group, Inc	8,210,134
8,907	*	IntercontinentalExchange, Inc	1,716,646
54,213		Invesco Ltd	1,829,689
461,574		JPMorgan Chase & Co	23,789,524
13,962		Legg Mason, Inc	537,118
38,403		Leucadia National Corp	1,088,341
23,742		Moody’s Corp	1,677,610
169,966		Morgan Stanley	4,883,123
14,600		Nasdaq Stock Market, Inc	517,278
27,674		Northern Trust Corp	1,561,367
29,762		NYSE Euronext	1,310,123
53,935		SLM Corp	1,368,331
20,500		SPDR Trust Series 1	3,602,465
54,278		State Street Corp	3,803,259
31,892		T Rowe Price Group, Inc	2,468,760
		TOTAL DIVERSIFIED FINANCIALS	133,255,736
196

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

ENERGY - 10.5%
61,573		Anadarko Petroleum Corp	$5,867,291
49,375		Apache Corp	4,384,500
54,242		Baker Hughes, Inc	3,150,918
51,793		Cabot Oil & Gas Corp	1,829,329
30,469	*	Cameron International Corp	1,671,529
63,772		Chesapeake Energy Corp	1,783,065
236,865		Chevron Corp	28,414,326
149,748		ConocoPhillips	10,976,528
28,251		Consol Energy, Inc	1,031,161
45,872	*	Denbury Resources, Inc	871,109
46,696		Devon Energy Corp	2,952,121
8,730	e	Diamond Offshore Drilling, Inc	540,649
28,297		Ensco plc	1,631,322
33,405		EOG Resources, Inc	5,959,452
18,162		Equitable Resources, Inc	1,554,849
539,637	d	Exxon Mobil Corp	48,362,268
28,693	*	FMC Technologies, Inc	1,450,431
103,783		Halliburton Co	5,503,612
13,184		Helmerich & Payne, Inc	1,022,419
35,241		Hess Corp	2,861,569
82,547		Kinder Morgan, Inc	2,914,735
86,969		Marathon Oil Corp	3,066,527
38,254		Marathon Petroleum Corp	2,741,282
21,862		Murphy Oil Corp	1,318,716
31,928		Nabors Industries Ltd	558,101
52,465		National Oilwell Varco, Inc	4,259,109
17,115	*	Newfield Exploration Co	521,152
30,814		Noble Corp	1,161,688
43,762		Noble Energy, Inc	3,279,087
98,799		Occidental Petroleum Corp	9,492,608
34,082		Peabody Energy Corp	663,917
74,608		Phillips 66	4,806,993
16,962		Pioneer Natural Resources Co	3,473,478
22,030		Questar Market Resources, Inc	728,312
19,944		Range Resources Corp	1,509,960
15,483	*	Rowan Cos plc	558,627
162,249		Schlumberger Ltd	15,205,976
42,376	*	Southwestern Energy Co	1,577,235
82,035		Spectra Energy Corp	2,917,985
16,511		Tesoro Corp	807,223
41,200		Transocean Ltd-NYSE	1,939,284
66,547		Valero Energy Corp	2,739,740
83,384		Williams Cos, Inc	2,977,643
24,677	*	WPX Energy, Inc	546,349
		TOTAL ENERGY	201,584,175

FOOD & STAPLES RETAILING - 2.4%
53,579		Costco Wholesale Corp	6,322,322
150,613		CVS Corp	9,377,165
63,168		Kroger Co	2,706,117
29,889		Safeway, Inc	1,043,126
197

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

72,358		Sysco Corp	$2,340,058
106,669		Walgreen Co	6,319,072
199,574		Wal-Mart Stores, Inc	15,317,304
45,524		Whole Foods Market, Inc	2,873,930
		TOTAL FOOD & STAPLES RETAILING	46,299,094

FOOD, BEVERAGE & TOBACCO - 5.5%
245,680		Altria Group, Inc	9,146,666
80,918		Archer Daniels Midland Co	3,309,546
19,618		Beam, Inc	1,320,291
20,032		Brown-Forman Corp (Class B)	1,461,935
21,932		Campbell Soup Co	933,645
466,958		Coca-Cola Co	18,477,528
31,214		Coca-Cola Enterprises, Inc	1,302,560
51,687		ConAgra Foods, Inc	1,644,164
20,090	*	Constellation Brands, Inc (Class A)	1,311,877
24,755		Dr Pepper Snapple Group, Inc	1,172,149
78,861		General Mills, Inc	3,976,172
18,330		Hershey Co	1,819,069
16,495		Hormel Foods Corp	716,873
13,048		J.M. Smucker Co	1,451,068
31,260		Kellogg Co	1,977,195
73,189		Kraft Foods Group, Inc	3,980,018
46,189		Lorillard, Inc	2,356,101
16,352		McCormick & Co, Inc	1,130,741
24,605		Mead Johnson Nutrition Co	2,009,244
19,593		Molson Coors Brewing Co (Class B)	1,058,022
218,546		Mondelez International, Inc	7,351,888
16,638	*	Monster Beverage Corp	952,193
189,013		PepsiCo, Inc	15,894,103
198,220		Philip Morris International, Inc	17,665,366
39,167		Reynolds American, Inc	2,012,009
34,197		Tyson Foods, Inc (Class A)	946,231
		TOTAL FOOD, BEVERAGE & TOBACCO	105,376,654

HEALTH CARE EQUIPMENT & SERVICES - 4.1%
190,481		Abbott Laboratories	6,962,081
46,201		Aetna, Inc	2,896,803
28,241		AmerisourceBergen Corp	1,844,985
9,674		Bard (C.R.), Inc	1,317,792
66,649		Baxter International, Inc	4,390,170
23,665		Becton Dickinson & Co	2,487,901
165,392	*	Boston Scientific Corp	1,933,432
41,547		Cardinal Health, Inc	2,437,147
26,400	*	CareFusion Corp	1,023,528
36,153	*	Cerner Corp	2,025,653
34,724		Cigna Corp	2,673,053
56,191		Covidien plc	3,602,405
21,691	*	DaVita, Inc	1,219,251
17,395		Dentsply International, Inc	819,304
13,660	*	Edwards Lifesciences Corp	890,495
99,686	*	Express Scripts Holding Co	6,232,369
198

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

19,106		Humana, Inc	$1,760,618
4,920	*	Intuitive Surgical, Inc	1,827,780
10,954	*	Laboratory Corp of America Holdings	1,105,259
28,032		McKesson Corp	4,382,523
122,304		Medtronic, Inc	7,020,250
10,002		Patterson Cos, Inc	425,185
18,206		Quest Diagnostics, Inc	1,090,721
35,174		St. Jude Medical, Inc	2,018,636
36,051		Stryker Corp	2,662,727
12,844	*	Tenet Healthcare Corp	606,108
124,359		UnitedHealth Group, Inc	8,488,745
13,200	*	Varian Medical Systems, Inc	958,056
36,706		WellPoint, Inc	3,112,669
20,791		Zimmer Holdings, Inc	1,818,589
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	80,034,235

HOUSEHOLD & PERSONAL PRODUCTS - 2.3%
53,291		Avon Products, Inc	932,592
16,283	e	Clorox Co	1,468,564
108,050		Colgate-Palmolive Co	6,994,077
31,388		Estee Lauder Cos (Class A)	2,227,292
46,955		Kimberly-Clark Corp	5,071,140
335,764		Procter & Gamble Co	27,112,943
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	43,806,608

INSURANCE - 4.3%
41,693		ACE Ltd	3,979,180
56,900		Aflac, Inc	3,697,362
56,758		Allstate Corp	3,011,579
181,042		American International Group, Inc	9,350,819
37,878		Aon plc	2,995,771
9,423		Assurant, Inc	551,057
220,655	*	Berkshire Hathaway, Inc (Class B)	25,392,978
31,175		Chubb Corp	2,870,594
17,710		Cincinnati Financial Corp	885,500
60,532	*	Genworth Financial, Inc (Class A)	879,530
55,670		Hartford Financial Services Group, Inc	1,876,079
32,348		Lincoln National Corp	1,468,923
37,334		Loews Corp	1,803,605
67,281		Marsh & McLennan Cos, Inc	3,081,470
136,958		Metlife, Inc	6,479,483
33,765		Principal Financial Group	1,602,487
67,901		Progressive Corp	1,763,389
56,604		Prudential Financial, Inc	4,606,999
11,321		Torchmark Corp	824,848
46,093		Travelers Cos, Inc	3,977,826
32,477		UnumProvident Corp	1,030,820
34,580		XL Capital Ltd	1,057,111
		TOTAL INSURANCE	83,187,410

MATERIALS - 3.5%
25,673		Air Products & Chemicals, Inc	2,798,614
7,963		Airgas, Inc	868,524
199

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

131,190	e	Alcoa, Inc	$1,216,131
13,706		Allegheny Technologies, Inc	453,669
11,956		Avery Dennison Corp	563,367
17,649		Ball Corp	862,860
12,789		Bemis Co, Inc	510,281
7,208		CF Industries Holdings, Inc	1,554,045
19,437	e	Cliffs Natural Resources, Inc	499,142
148,188		Dow Chemical Co	5,848,980
113,089		Du Pont (E.I.) de Nemours & Co	6,921,047
18,709		Eastman Chemical Co	1,474,082
33,143		Ecolab, Inc	3,513,158
16,774		FMC Corp	1,220,476
127,136		Freeport-McMoRan Copper & Gold, Inc (Class B)	4,673,519
9,899		International Flavors & Fragrances, Inc	818,152
54,621		International Paper Co	2,436,643
55,040		LyondellBasell Industries AF S.C.A	4,105,984
21,294		MeadWestvaco Corp	742,096
65,437		Monsanto Co	6,863,033
41,660		Mosaic Co	1,910,111
61,425		Newmont Mining Corp	1,674,445
38,987		Nucor Corp	2,018,357
20,042	*	Owens-Illinois, Inc	637,135
17,435		PPG Industries, Inc	3,183,282
36,163		Praxair, Inc	4,509,888
23,625		Sealed Air Corp	713,003
10,705		Sherwin-Williams Co	2,012,540
14,630		Sigma-Aldrich Corp	1,264,471
18,429	e	United States Steel Corp	458,698
15,667		Vulcan Materials Co	838,968
		TOTAL MATERIALS	67,164,701

MEDIA - 3.8%
26,714		Cablevision Systems Corp (Class A)	415,403
68,747		CBS Corp (Class B)	4,065,697
320,634		Comcast Corp (Class A)	15,255,766
62,426	*	DIRECTV	3,901,001
28,212	*	Discovery Communications, Inc (Class A)	2,508,611
27,820		Gannett Co, Inc	769,779
52,316		Interpublic Group of Cos, Inc	878,909
33,713		McGraw-Hill Cos, Inc	2,349,122
60,491	*	News Corp	1,064,642
31,418		Omnicom Group, Inc	2,139,880
13,385		Scripps Networks Interactive (Class A)	1,077,492
34,933		Time Warner Cable, Inc	4,197,200
112,776		Time Warner, Inc	7,752,222
242,878		Twenty-First Century Fox, Inc	8,277,282
53,009		Viacom, Inc (Class B)	4,415,120
203,713		Walt Disney Co	13,972,674
528		Washington Post Co (Class B)	339,673
		TOTAL MEDIA	73,380,473
200

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.8%
194,371		AbbVie, Inc	$9,417,275
21,186	*	Actavis plc	3,274,932
40,413		Agilent Technologies, Inc	2,051,364
23,876	*	Alexion Pharmaceuticals, Inc	2,935,554
36,418		Allergan, Inc	3,299,835
92,355		Amgen, Inc	10,713,180
29,137	*	Biogen Idec, Inc	7,114,964
201,859		Bristol-Myers Squibb Co	10,601,635
50,427	*	Celgene Corp	7,487,905
121,601		Eli Lilly & Co	6,058,162
29,016	*	Forest Laboratories, Inc	1,364,623
187,647	*	Gilead Sciences, Inc	13,321,061
20,254	*	Hospira, Inc	820,692
345,499		Johnson & Johnson	31,996,662
21,264	*	Life Technologies Corp	1,601,392
358,802		Merck & Co, Inc	16,178,382
46,681	*	Mylan Laboratories, Inc	1,767,809
13,528		PerkinElmer, Inc	514,605
11,554		Perrigo Co	1,593,181
811,714		Pfizer, Inc	24,903,385
9,588	*	Regeneron Pharmaceuticals, Inc	2,757,509
44,203		Thermo Electron Corp	4,322,169
28,480	*	Vertex Pharmaceuticals, Inc	2,031,763
10,517	*	Waters Corp	1,061,376
61,256		Zoetis Inc	1,939,365
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	169,128,780

REAL ESTATE - 2.0%
48,285		American Tower Corp	3,831,415
18,092		Apartment Investment & Management Co (Class A)	506,214
14,814		AvalonBay Communities, Inc	1,852,491
18,690		Boston Properties, Inc	1,934,415
33,553	*	CBRE Group, Inc	779,436
40,995		Equity Residential	2,146,498
55,472		HCP, Inc	2,302,088
35,163		Health Care REIT, Inc	2,280,321
91,991		Host Marriott Corp	1,706,433
49,609		Kimco Realty Corp	1,065,601
17,207		Macerich Co	1,018,827
20,278		Plum Creek Timber Co, Inc	920,621
60,809		Prologis, Inc	2,429,320
17,794		Public Storage, Inc	2,971,064
38,051		Simon Property Group, Inc	5,880,782
35,960		Ventas, Inc	2,346,030
21,323		Vornado Realty Trust	1,899,026
71,622		Weyerhaeuser Co	2,177,309
		TOTAL REAL ESTATE	38,047,891

RETAILING - 4.5%
9,659		Abercrombie & Fitch Co (Class A)	362,019
45,372	*	Amazon.com, Inc	16,516,769
201

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

7,607	*	Autonation, Inc	$366,886
4,421	*	AutoZone, Inc	1,921,764
26,570	*	Bed Bath & Beyond, Inc	2,054,392
32,873		Best Buy Co, Inc	1,406,964
27,367	*	Carmax, Inc	1,285,975
36,342	*	Dollar General Corp	2,099,841
27,285	*	Dollar Tree, Inc	1,593,444
13,144		Expedia, Inc	773,919
11,803		Family Dollar Stores, Inc	812,991
14,695		GameStop Corp (Class A)	805,580
33,323		Gap, Inc	1,232,618
18,691		Genuine Parts Co	1,473,412
175,646		Home Depot, Inc	13,681,067
37,291	*,e	JC Penney Co, Inc	279,682
24,564		Kohl’s Corp	1,395,235
29,830		L Brands, Inc	1,867,656
129,068		Lowe’s Companies, Inc	6,425,005
46,487		Macy’s, Inc	2,143,516
7,189	*	NetFlix, Inc	2,318,309
17,855		Nordstrom, Inc	1,079,692
13,521	*	O’Reilly Automotive, Inc	1,674,035
12,602		Petsmart, Inc	916,922
6,314	*	Priceline.com, Inc	6,653,883
26,730		Ross Stores, Inc	2,067,565
80,152		Staples, Inc	1,292,050
77,397		Target Corp	5,014,552
13,459		Tiffany & Co	1,065,549
87,513		TJX Companies, Inc	5,319,915
13,680	*	TripAdvisor, Inc	1,131,473
13,568	*	Urban Outfitters, Inc	513,956
		TOTAL RETAILING	87,546,636

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.0%
38,907		Altera Corp	1,307,275
38,090		Analog Devices, Inc	1,877,837
147,336		Applied Materials, Inc	2,629,948
67,799		Broadcom Corp (Class A)	1,811,589
8,478	*	First Solar, Inc	426,189
610,804		Intel Corp	14,921,942
20,178		Kla-Tencor Corp	1,323,677
20,050	*	Lam Research Corp	1,087,311
28,253		Linear Technology Corp	1,162,328
68,023		LSI Logic Corp	576,835
24,009	e	Microchip Technology, Inc	1,031,427
127,959	*	Micron Technology, Inc	2,262,315
69,621		Nvidia Corp	1,056,847
23,771	*,e	Teradyne, Inc	415,755
135,155		Texas Instruments, Inc	5,687,322
32,275		Xilinx, Inc	1,465,931
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	39,044,528
202

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

SOFTWARE & SERVICES - 9.3%
79,152		Accenture plc	$5,817,672
57,129	*	Adobe Systems, Inc	3,096,392
21,707	*	Akamai Technologies, Inc	971,171
27,573	*	Autodesk, Inc	1,100,438
59,304		Automatic Data Processing, Inc	4,446,021
40,437		CA, Inc	1,284,279
22,919	*	Citrix Systems, Inc	1,301,341
37,042	*	Cognizant Technology Solutions Corp (Class A)	3,220,061
18,104		Computer Sciences Corp	891,803
142,583	*	eBay, Inc	7,515,550
37,070	*	Electronic Arts, Inc	973,088
35,752		Fidelity National Information Services, Inc	1,742,910
16,283	*	Fiserv, Inc	1,705,319
34,296	*	Google, Inc (Class A)	35,344,772
126,246		International Business Machines Corp	22,624,545
36,296		Intuit, Inc	2,591,897
12,717		Mastercard, Inc (Class A)	9,119,361
929,335		Microsoft Corp	32,851,992
437,226		Oracle Corp	14,647,071
39,551	e	Paychex, Inc	1,671,425
23,028	*	Red Hat, Inc	996,422
67,240	*	Salesforce.com, Inc	3,587,926
85,101		Symantec Corp	1,935,197
19,772	*	Teradata Corp	871,352
19,751		Total System Services, Inc	589,172
16,559	*	VeriSign, Inc	898,823
63,301		Visa, Inc (Class A)	12,449,408
67,569		Western Union Co	1,150,024
115,942	*	Yahoo!, Inc	3,817,970
		TOTAL SOFTWARE & SERVICES	179,213,402

TECHNOLOGY HARDWARE & EQUIPMENT - 6.3%
19,354		Amphenol Corp (Class A)	1,553,933
111,342		Apple, Inc	58,159,493
657,339		Cisco Systems, Inc	14,790,127
180,312		Corning, Inc	3,081,532
255,408		EMC Corp	6,147,670
9,766	*	F5 Networks, Inc	796,027
17,502		Flir Systems, Inc	498,457
13,254		Harris Corp	821,218
235,975		Hewlett-Packard Co	5,750,711
22,935		Jabil Circuit, Inc	478,424
29,841	*	JDS Uniphase Corp	390,619
61,234	*	Juniper Networks, Inc	1,141,402
17,141		Molex, Inc	661,643
28,912		Motorola, Inc	1,807,578
41,593		NetApp, Inc	1,614,224
210,310		Qualcomm, Inc	14,610,236
29,645		SanDisk Corp	2,060,327
39,687		Seagate Technology, Inc	1,931,963
50,790		Tyco Electronics Ltd	2,615,177
26,141		Western Digital Corp	1,820,198
203

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

141,452		Xerox Corp	$1,406,033
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	122,136,992

TELECOMMUNICATION SERVICES - 2.5%
648,907		AT&T, Inc	23,490,433
74,529		CenturyTel, Inc	2,523,552
40,118	*	Crown Castle International Corp	3,049,771
122,513	e	Frontier Communications Corp	540,282
349,149		Verizon Communications, Inc	17,635,516
73,069	e	Windstream Holdings, Inc	624,740
		TOTAL TELECOMMUNICATION SERVICES	47,864,294

TRANSPORTATION - 1.9%
19,716	e	CH Robinson Worldwide, Inc	1,177,834
124,579		CSX Corp	3,246,529
104,605		Delta Air Lines, Inc	2,759,480
25,057		Expeditors International of Washington, Inc	1,134,831
36,439		FedEx Corp	4,773,509
13,486		Kansas City Southern Industries, Inc	1,638,819
38,458		Norfolk Southern Corp	3,308,157
6,558		Ryder System, Inc	431,713
89,105		Southwest Airlines Co	1,534,388
56,870		Union Pacific Corp	8,610,118
88,402		United Parcel Service, Inc (Class B)	8,684,613
		TOTAL TRANSPORTATION	37,299,991

UTILITIES - 3.1%
74,150		AES Corp	1,044,773
14,583		AGL Resources, Inc	697,942
29,448		Ameren Corp	1,065,429
59,476		American Electric Power Co, Inc	2,785,856
51,447		Centerpoint Energy, Inc	1,265,596
32,623		CMS Energy Corp	895,828
36,031		Consolidated Edison, Inc	2,097,725
71,008		Dominion Resources, Inc	4,526,760
21,400		DTE Energy Co	1,479,596
86,652		Duke Energy Corp	6,215,548
39,430		Edison International	1,933,253
21,953		Entergy Corp	1,420,798
105,018		Exelon Corp	2,997,214
51,314		FirstEnergy Corp	1,943,261
9,863		Integrys Energy Group, Inc	578,761
52,181		NextEra Energy, Inc	4,422,340
37,602		NiSource, Inc	1,185,215
38,711		Northeast Utilities	1,660,315
39,691		NRG Energy, Inc	1,132,384
25,228		Oneok, Inc	1,425,382
30,473		Pepco Holdings, Inc	587,519
54,607		PG&E Corp	2,285,303
13,629		Pinnacle West Capital Corp	763,633
77,629		PPL Corp	2,377,776
62,172		Public Service Enterprise Group, Inc	2,082,762
204

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

17,277		SCANA Corp	$805,627
27,838		Sempra Energy	2,537,155
107,155		Southern Co	4,383,711
25,210		TECO Energy, Inc	432,856
28,158		Wisconsin Energy Corp	1,185,733
60,920		Xcel Energy, Inc	1,758,151
		TOTAL UTILITIES	59,974,202

		TOTAL COMMON STOCKS	1,918,217,169
		(Cost $1,481,642,275)

SHORT-TERM INVESTMENTS - 0.8%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.8%
15,151,123	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	15,151,123
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	15,151,123
		TOTAL SHORT-TERM INVESTMENTS	15,151,123
		(Cost $15,151,123)

		TOTAL INVESTMENTS - 100.3%	1,933,368,292
		(Cost $1,496,793,398)
		OTHER ASSETS & LIABILITIES, NET - (0.3)%	(5,686,782)
		NET ASSETS - 100.0%	$1,927,681,510

Abbreviation(s):
REIT Real Estate Investment Trust
SPDR Standard & Poor’s Depositary Receipts

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $14,771,581.
205

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

TIAA-CREF FUNDS

SMALL-CAP BLEND INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2013

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.4%

AUTOMOBILES & COMPONENTS - 1.1%
65,684	*	American Axle & Manufacturing Holdings, Inc	$1,222,379
62,413		Cooper Tire & Rubber Co	1,623,362
142,052		Dana Holding Corp	2,784,219
25,118		Dorman Products, Inc	1,220,986
22,318		Drew Industries, Inc	1,121,703
20,146	*	Federal Mogul Corp (Class A)	412,791
9,150	*	Fox Factory Holding Corp	159,393
13,759	*	Fuel Systems Solutions, Inc	247,112
32,835	*	Gentherm, Inc	766,697
46,498	*	Modine Manufacturing Co	619,353
13,622		Remy International, Inc	300,093
3,585		Shiloh Industries, Inc	58,866
32,064		Spartan Motors, Inc	217,715
18,985		Standard Motor Products, Inc	686,498
27,104	*	Stoneridge, Inc	345,847
24,064		Superior Industries International, Inc	451,200
58,835	*	Tenneco, Inc	3,122,373
5,489	*	Tower International, Inc	116,477
27,343	*	Winnebago Industries, Inc	810,993
		TOTAL AUTOMOBILES & COMPONENTS	16,288,057

BANKS - 8.7%
15,769		1st Source Corp	494,831
26,266		1st United Bancorp, Inc	200,672
8,246		Access National Corp	119,814
6,949		American National Bankshares, Inc	159,410
24,720	*	Ameris Bancorp	452,376
8,247		Ames National Corp	185,805
30,535		Apollo Residential Mortgage	459,857
10,632	e	Arrow Financial Corp	274,412
86,225		Astoria Financial Corp	1,139,032
18,246		Banc of California, Inc	257,451
7,054		Bancfirst Corp	391,991
29,056		Banco Latinoamericano de Exportaciones S.A. (Class E)	762,139
92,035		Bancorpsouth, Inc	2,033,973
47,368		Bank Mutual Corp	301,260
5,442		Bank of Kentucky Financial Corp	156,784
5,477		Bank of Marin Bancorp	233,046
30,985		Bank of the Ozarks, Inc	1,533,138
18,547		BankFinancial Corp	172,302
19,699		Banner Corp	753,684
3,382		Bar Harbor Bankshares	127,637
76,618		BBCN Bancorp, Inc	1,136,245
7,909	*	BBX Capital Corp	104,320
206

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

31,781	*	Beneficial Mutual Bancorp, Inc	$309,865
25,193		Berkshire Hills Bancorp, Inc	639,146
17,891	e	BNC Bancorp	234,551
12,136	*	BofI Holding, Inc	733,257
75,854		Boston Private Financial Holdings, Inc	863,977
7,927		Bridge Bancorp, Inc	183,034
8,171	*	Bridge Capital Holdings	143,728
72,481		Brookline Bancorp, Inc	642,906
12,908		Bryn Mawr Bank Corp	359,617
3,348		C&F Financial Corp	180,491
7,613		Camden National Corp	307,185
25,468	*	Capital Bank Financial Corp	565,899
10,709	*	Capital City Bank Group, Inc	131,721
147,708		Capitol Federal Financial	1,871,460
30,721		Cardinal Financial Corp	506,896
4,045	*,e	Cascade Bancorp	20,913
78,071		Cathay General Bancorp	1,922,889
10,311		Center Bancorp, Inc	154,253
26,422		Centerstate Banks of Florida, Inc	260,521
22,921		Central Pacific Financial Corp	422,205
2,780		Century Bancorp, Inc	90,350
22,425		Charter Financial Corp	243,087
29,706		Chemical Financial Corp	870,089
3,175		Chemung Financial Corp	111,855
10,901		Citizens & Northern Corp	215,404
15,931	e	City Holding Co	724,860
6,547		Clifton Savings Bancorp, Inc	82,689
11,027		CNB Financial Corp	220,650
32,739		CoBiz, Inc	355,218
50,028		Columbia Banking System, Inc	1,285,219
39,892		Community Bank System, Inc	1,448,478
13,679		Community Trust Bancorp, Inc	582,589
9,071	*	CommunityOne Bancorp	97,604
1,526	*	ConnectOne Bancorp, Inc	58,003
9,568	*	CU Bancorp	177,965
21,293	*	Customers Bancorp, Inc	356,658
90,287		CVB Financial Corp	1,312,773
32,844		Dime Community Bancshares	537,328
6,952	*	Doral Financial Corp	117,489
22,762	*	Eagle Bancorp, Inc	602,055
6,428		Enterprise Bancorp, Inc	125,603
17,151	e	Enterprise Financial Services Corp	309,233
9,396		ESB Financial Corp	125,061
6,948		ESSA Bancorp, Inc	76,150
78,635		EverBank Financial Corp	1,188,961
7,553	*	Farmers Capital Bank Corp	155,139
9,949		Federal Agricultural Mortgage Corp (Class C)	355,080
16,528		Fidelity Southern Corp	252,387
11,588		Financial Institutions, Inc	274,288
17,324		First Bancorp (NC)	259,513
74,742	*	First Bancorp (Puerto Rico)	414,818
8,470		First Bancorp, Inc	147,463
207

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

69,328		First Busey Corp	$358,426
98,124		First Commonwealth Financial Corp	852,698
15,815		First Community Bancshares, Inc	263,952
16,696		First Connecticut Bancorp	245,097
9,649		First Defiance Financial Corp	249,137
2,377	*,e	First Federal Bancshares of Arkansas, Inc	21,345
56,841		First Financial Bancorp	882,172
31,154	e	First Financial Bankshares, Inc	1,916,283
10,937		First Financial Corp	377,764
23,509	e	First Financial Holdings, Inc	1,408,894
15,906		First Financial Northwest, Inc	172,421
17,106		First Interstate Bancsystem, Inc	429,532
28,164		First Merchants Corp	529,483
73,031		First Midwest Bancorp, Inc	1,214,506
4,561	*	First NBC Bank Holding Co	121,551
8,008		First of Long Island Corp	315,115
55,100	*,e	First Security Group, Inc	111,853
161,821		FirstMerit Corp	3,634,500
18,997	*	Flagstar Bancorp, Inc	307,941
31,631		Flushing Financial Corp	635,467
146,496		FNB Corp	1,832,665
10,596		Fox Chase Bancorp, Inc	182,993
10,296		Franklin Financial Corp	194,285
11,187		German American Bancorp, Inc	304,063
71,422		Glacier Bancorp, Inc	1,973,390
9,949		Great Southern Bancorp, Inc	279,368
12,895		Guaranty Bancorp	174,082
29,360	*	Hampton Roads Bankshares, Inc	41,398
83,244		Hancock Holding Co	2,728,738
30,695		Hanmi Financial Corp	536,549
14,071		Heartland Financial USA, Inc	372,741
18,150		Heritage Commerce Corp	141,388
13,362		Heritage Financial Corp	215,529
16,880	*	Heritage Oaks Bancorp	115,628
1,130		Hingham Institution for Savings	82,174
5,439	*	Home Bancorp, Inc	98,827
44,005		Home Bancshares, Inc	1,490,889
12,763		Home Federal Bancorp, Inc	198,975
68,479		Home Loan Servicing Solutions Ltd	1,616,789
13,054		HomeStreet, Inc	248,287
18,391	*	HomeTrust Bancshares, Inc	297,015
7,488		Horizon Bancorp	162,564
15,811		Hudson Valley Holding Corp	292,345
29,516		IBERIABANK Corp	1,724,620
22,688		Independent Bank Corp	814,045
4,007		Independent Bank Group, Inc	151,184
52,284		International Bancshares Corp	1,194,689
15,030	*	Intervest Bancshares Corp	109,569
44,006		Investors Bancorp, Inc	1,043,382
12,681	*	Kearny Financial Corp	133,150
28,590		Lakeland Bancorp, Inc	325,926
16,115		Lakeland Financial Corp	573,533
208

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

5,373	e	LCNB Corp	$108,266
20,518	*,e	Macatawa Bank Corp	100,743
17,701		MainSource Financial Group, Inc	287,110
53,508		MB Financial, Inc	1,589,188
7,537		Mercantile Bank Corp	164,608
4,949		Merchants Bancshares, Inc	148,371
7,385	*	Meridian Interstate Bancorp, Inc	175,320
6,259		Meta Financial Group, Inc	232,960
13,675		MetroCorp Bancshares, Inc	195,963
316,751	*	MGIC Investment Corp	2,578,353
4,581		Middleburg Financial Corp	83,924
7,181		Midsouth Bancorp, Inc	109,008
5,991		MidWestOne Financial Group, Inc	158,282
3,697	*,e	NASB Financial, Inc	95,198
51,741		National Bank Holdings Corp	1,086,561
6,122		National Bankshares, Inc	215,188
114,212		National Penn Bancshares, Inc	1,184,378
44,186		NBT Bancorp, Inc	1,076,813
22,073	*	NewBridge Bancorp	164,665
58,828		Northfield Bancorp, Inc	760,646
5,558		Northrim BanCorp, Inc	139,506
93,837		Northwest Bancshares, Inc	1,312,780
13,582		OceanFirst Financial Corp	238,907
46,007		OFG Bancorp	681,364
100,668		Old National Bancorp	1,463,713
10,392	*	OmniAmerican Bancorp, Inc	227,793
45,593		Oritani Financial Corp	739,518
17,062		Pacific Continental Corp	235,114
15,674	*	Pacific Premier Bancorp, Inc	218,025
37,020	e	PacWest Bancorp	1,408,611
3,918	*,e	Palmetto Bancshares, Inc	52,580
11,470	e	Park National Corp	908,653
41,895		Park Sterling Bank	272,736
7,711		Peapack Gladstone Financial Corp	141,420
3,390		Penns Woods Bancorp, Inc	173,568
13,626	*	Pennsylvania Commerce Bancorp, Inc	290,779
12,488	*	PennyMac Financial Services, Inc	201,057
10,656		Peoples Bancorp, Inc	238,908
34,536	*	Pinnacle Financial Partners, Inc	1,070,616
10,289	*	Preferred Bank	197,755
63,969		PrivateBancorp, Inc	1,558,285
58,910		Prosperity Bancshares, Inc	3,678,929
8,691		Provident Financial Holdings, Inc	131,756
59,158		Provident Financial Services, Inc	1,108,621
167,067	e	Radian Group, Inc	2,434,166
30,324		Renasant Corp	869,692
9,959		Republic Bancorp, Inc (Class A)	229,256
27,499		Rockville Financial, Inc	361,612
6,430	*	Roma Financial Corp	125,128
30,118		S&T Bancorp, Inc	738,493
13,284		S.Y. Bancorp, Inc	398,653
209

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

25,791		Sandy Spring Bancorp, Inc	$631,622
64,749	*	Seacoast Banking Corp of Florida	147,628
10,766		Sierra Bancorp	203,800
16,696		Simmons First National Corp (Class A)	546,627
18,305	e	Southside Bancshares, Inc	499,726
18,451	*	Southwest Bancorp, Inc	295,400
31,422		State Bank & Trust Co	536,059
23,050		StellarOne Corp	536,604
43,538		Sterling Bancorp/DE	510,265
32,163		Sterling Bancorp-N Y	474,404
33,194		Sterling Financial Corp	961,298
9,874	*	Suffolk Bancorp	193,037
34,978	*	Sun Bancorp, Inc	115,427
183,012		Susquehanna Bancshares, Inc	2,156,796
17,645	*	Taylor Capital Group, Inc	405,835
10,483		Territorial Bancorp, Inc	228,634
40,155	*	Texas Capital Bancshares, Inc	2,090,068
32,890	*	The Bancorp, Inc	531,831
14,750		Tompkins Trustco, Inc	727,470
23,739	e	TowneBank	345,640
6,787		Tree.com, Inc	200,284
17,028		Trico Bancshares	430,638
7,264	*,e	Tristate Capital Holdings, Inc	90,873
97,540		Trustco Bank Corp NY	655,469
66,360		Trustmark Corp	1,802,338
35,172		UMB Financial Corp	2,072,334
109,969	e	Umpqua Holdings Corp	1,800,193
21,046	e	Union Bankshares Corp	507,630
50,191	e	United Bankshares, Inc	1,484,650
43,277	*	United Community Banks, Inc	674,688
35,001	*	United Community Financial Corp	140,004
19,651		United Financial Bancorp, Inc	308,128
14,868		Univest Corp of Pennsylvania	296,914
10,211	*,e	VantageSouth Bancshares, Inc	49,932
39,537		ViewPoint Financial Group	862,302
25,503	*	Virginia Commerce Bancorp	408,813
15,847	*	Walker & Dunlop, Inc	205,694
11,597		Washington Banking Co	197,265
14,882		Washington Trust Bancorp, Inc	489,469
6,496	*	Waterstone Financial, Inc	69,117
87,937		Webster Financial Corp	2,452,563
25,998		WesBanco, Inc	764,341
13,802		West Bancorporation, Inc	190,744
26,374	e	Westamerica Bancorporation	1,357,734
72,186	*	Western Alliance Bancorp	1,526,734
19,696		Westfield Financial, Inc	142,008
62,761		Wilshire Bancorp, Inc	531,586
36,612		Wintrust Financial Corp	1,592,988
8,176		WSFS Financial Corp	572,402
12,699	*	Yadkin Financial Corp	208,518
		TOTAL BANKS	135,365,732
210

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

CAPITAL GOODS - 9.1%
28,134		Aaon, Inc	$759,899
38,971		AAR Corp	1,141,071
40,229	*	Accuride Corp	181,030
26,547		Aceto Corp	423,425
71,939		Actuant Corp (Class A)	2,702,029
42,074		Acuity Brands, Inc	4,228,858
37,193	*	Aegion Corp	762,456
17,560	*	Aerovironment, Inc	476,052
67,415		Aircastle Ltd	1,272,121
6,820		Alamo Group, Inc	321,836
27,845		Albany International Corp (Class A)	1,024,974
26,509		Altra Holdings, Inc	805,078
21,981	*	Ameresco, Inc	229,921
8,980	e	American Railcar Industries, Inc	367,821
8,292		American Science & Engineering, Inc	545,448
42,337	*,e	American Superconductor Corp	92,295
9,533	*	American Woodmark Corp	323,359
8,022		Ampco-Pittsburgh Corp	147,685
28,554	*	API Technologies Corp	83,378
28,647		Apogee Enterprises, Inc	896,078
41,345		Applied Industrial Technologies, Inc	1,956,032
13,410		Argan, Inc	298,372
97,249	*	ArvinMeritor, Inc	668,101
20,226		Astec Industries, Inc	683,841
14,617	*	Astronics Corp	717,110
24,645		AZZ, Inc	1,106,560
51,855		Barnes Group, Inc	1,842,927
46,926	*	Beacon Roofing Supply, Inc	1,628,801
49,840	*	Blount International, Inc	607,051
32,404	*	Bluelinx Holdings, Inc	60,271
44,641		Brady Corp (Class A)	1,303,071
47,297		Briggs & Stratton Corp	867,427
42,148	*	Builders FirstSource, Inc	312,317
16,239	*	CAI International, Inc	355,472
322,623	*,e	Capstone Turbine Corp	409,731
29,544	*	Chart Industries, Inc	3,175,094
17,098		CIRCOR International, Inc	1,261,319
48,697		Clarcor, Inc	2,847,801
8,592		Coleman Cable, Inc	211,363
18,315	*	Columbus McKinnon Corp	476,373
35,679		Comfort Systems USA, Inc	664,700
27,114	*	Commercial Vehicle Group, Inc	213,387
19,370		Cubic Corp	1,016,925
45,948		Curtiss-Wright Corp	2,287,291
71,467	*	DigitalGlobe, Inc	2,274,080
23,268		Douglas Dynamics, Inc	352,976
10,402	*	Ducommun, Inc	258,594
9,425	*	DXP Enterprises, Inc	866,157
32,544	*	Dycom Industries, Inc	964,930
13,307		Dynamic Materials Corp	294,085
211

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

19,127	*	Edgen Group, Inc	$228,950
65,944		EMCOR Group, Inc	2,443,885
20,583		Encore Wire Corp	1,019,476
42,612	*	Energy Recovery, Inc	248,854
47,239		EnerSys	3,134,307
17,429	*	Engility Holdings, Inc	539,776
19,112	*,e	Enphase Energy, Inc	144,296
20,173	*	EnPro Industries, Inc	1,203,723
3,341	*,e	Erickson Air-Crane, Inc	65,484
26,033		ESCO Technologies, Inc	939,271
30,183	*	Esterline Technologies Corp	2,419,469
60,720	*	Federal Signal Corp	831,257
44,254	*	Flow International Corp	176,573
45,946		Franklin Electric Co, Inc	1,739,056
11,886		Freightcar America, Inc	264,345
169,741	*,e	FuelCell Energy, Inc	227,453
35,702	*	Furmanite Corp	401,647
59,513	*,e	GenCorp, Inc	999,818
50,392		Generac Holdings, Inc	2,486,845
48,637		General Cable Corp	1,601,616
31,007	*	Gibraltar Industries, Inc	496,422
9,350	*	Global Brass & Copper Holdings, Inc	175,125
16,392		Global Power Equipment Group, Inc	333,741
14,339		Gorman-Rupp Co	584,171
114,879	*,e	GrafTech International Ltd	1,022,423
10,489		Graham Corp	386,100
37,492		Granite Construction, Inc	1,212,866
56,349		Great Lakes Dredge & Dock Corp	457,554
23,980	*	Greenbrier Cos, Inc	636,429
45,338		Griffon Corp	568,085
28,087	*	H&E Equipment Services, Inc	703,018
11,274		Hardinge, Inc	166,742
64,800		Heico Corp	3,471,984
17,906		Houston Wire & Cable Co	248,356
5,313		Hurco Cos, Inc	130,115
10,555		Hyster-Yale Materials Handling, Inc	827,934
50,137	*	II-VI, Inc	855,337
11,195		Innovative Solutions & Support, Inc	88,217
16,587		Insteel Industries, Inc	275,178
28,889		John Bean Technologies Corp	785,203
10,858		Kadant, Inc	388,716
26,359		Kaman Corp	980,028
29,972	*,e	KEYW Holding Corp	344,678
43,981	*	Kratos Defense & Security Solutions, Inc	372,959
20,045	*	Layne Christensen Co	387,670
9,683		LB Foster Co (Class A)	452,680
12,648	e	Lindsay Manufacturing Co	961,374
9,825	*	LMI Aerospace, Inc	154,253
17,311		LSI Industries, Inc	159,434
17,847	*	Lydall, Inc	325,172
12,671	*	Manitex International, Inc	163,836
57,563	*	Mastec, Inc	1,840,289
212

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

18,321	*	Middleby Corp	$4,170,776
11,879		Miller Industries, Inc	222,612
44,257	*	Moog, Inc (Class A)	2,643,471
27,295		Mueller Industries, Inc	1,645,616
152,566		Mueller Water Products, Inc (Class A)	1,307,491
20,247	*	MYR Group, Inc	535,533
5,323	e	National Presto Industries, Inc	375,538
21,397	*	NCI Building Systems, Inc	308,759
17,098		NN, Inc	274,936
8,694	*	Nortek, Inc	610,058
9,576	*	Northwest Pipe Co	345,023
1,765	e	Omega Flex, Inc	35,900
58,925	*	Orbital Sciences Corp	1,359,400
28,617	*	Orion Marine Group, Inc	357,713
6,735	*	Patrick Industries, Inc	210,671
36,742	*	Perini Corp	843,229
31,831	*	Pgt, Inc	332,634
24,443		Pike Electric Corp	264,229
15,200	*	Ply Gem Holdings, Inc	226,480
16,695	*	PMFG, Inc	130,889
45,371	*,e	Polypore International, Inc	2,050,769
9,235	*	Powell Industries, Inc	580,235
2,241	*	Power Solutions International, Inc	130,561
21,005	*	PowerSecure International, Inc	379,770
2,490		Preformed Line Products Co	209,210
34,593		Primoris Services Corp	900,802
16,430	*,e	Proto Labs, Inc	1,377,820
34,925		Quanex Building Products Corp	620,967
35,288		Raven Industries, Inc	1,177,208
22,285	*	RBC Bearings, Inc	1,532,985
38,338	*,e	Revolution Lighting Technologies, Inc	114,631
28,960	*	Rexnord Corp	681,139
33,704	*	Rush Enterprises, Inc (Class A)	964,608
39,587		Simpson Manufacturing Co, Inc	1,403,359
10,174	*	Sparton Corp	268,492
12,547		Standex International Corp	771,766
13,659	*	Sterling Construction Co, Inc	131,126
7,470	*	Stock Building Supply Holdings, Inc	115,038
20,294		Sun Hydraulics Corp	805,266
32,852	e	TAL International Group, Inc	1,587,080
50,074	*	Taser International, Inc	889,815
17,383	*	Tecumseh Products Co (Class A)	135,587
36,538	*	Teledyne Technologies, Inc	3,245,305
17,860		Tennant Co	1,083,923
21,036	e	Textainer Group Holdings Ltd	797,264
7,041	*,e	The ExOne Company	361,415
26,766	*	Thermon Group Holdings	629,269
53,325	e	Titan International, Inc	773,213
18,770	*,e	Titan Machinery, Inc	331,103
16,878	*	Trex Co, Inc	1,185,173
44,181	*	Trimas Corp	1,672,693
8,316		Twin Disc, Inc	215,135
213

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

19,531		Universal Forest Products, Inc	$1,033,581
74,562	*,e	USG Corp	2,036,288
15,512	*	Vicor Corp	136,661
66,501	*	Wabash National Corp	775,402
25,247		Watsco, Inc	2,405,787
27,745		Watts Water Technologies, Inc (Class A)	1,603,106
67,328		Woodward Governor Co	2,699,180
9,660	*	Xerium Technologies, Inc	115,823
		TOTAL CAPITAL GOODS	141,968,676

COMMERCIAL & PROFESSIONAL SERVICES - 3.7%
52,612		ABM Industries, Inc	1,447,356
49,181	e	Acacia Research (Acacia Technologies)	742,141
113,413	*	ACCO Brands Corp	663,466
17,414	e	Acorn Energy, Inc	65,477
21,392		Administaff, Inc	827,229
34,904	*	Advisory Board Co	2,394,414
18,021		American Ecology Corp	640,647
33,860	*	ARC Document Solutions, Inc	211,286
7,383		Barrett Business Services, Inc	614,782
46,777		Brink’s Co	1,468,798
35,033	*	Casella Waste Systems, Inc (Class A)	207,045
35,444	*	CBIZ, Inc	289,223
14,084		CDI Corp	226,048
16,943	e	Ceco Environmental Corp	299,044
47,640	*,e	Cenveo, Inc	149,590
759		Compx International, Inc	10,770
7,400	*	Consolidated Graphics, Inc	474,266
109,921	*,e	Coolbrands International, Inc	66,370
32,973		Corporate Executive Board Co	2,403,732
11,204		Courier Corp	190,356
9,692	*	CRA International, Inc	184,633
50,029		Deluxe Corp	2,355,866
27,631	*	EnerNOC, Inc	459,504
24,951		Ennis, Inc	442,880
13,114		Exponent, Inc	991,550
9,815	*	Franklin Covey Co	184,522
39,247	*	FTI Consulting, Inc	1,592,643
18,933		G & K Services, Inc (Class A)	1,181,419
69,301		Geo Group, Inc	2,444,246
13,801	*	GP Strategies Corp	386,704
67,242		Healthcare Services Group	1,841,758
18,797		Heidrick & Struggles International, Inc	348,120
7,793	*	Heritage-Crystal Clean, Inc	137,702
57,191		Herman Miller, Inc	1,735,175
44,110		HNI Corp	1,713,673
22,948	*	Huron Consulting Group, Inc	1,344,064
18,917	*	ICF International, Inc	654,907
149,056	*	ICO Global Communications Holdings Ltd	332,395
45,556	*	Innerworkings, Inc	435,971
57,487		Interface, Inc	1,164,112
10,838		Intersections, Inc	92,882
214

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

27,346		Kelly Services, Inc (Class A)	$570,438
26,986		Kforce, Inc	531,354
30,904		Kimball International, Inc (Class B)	361,577
48,443		Knoll, Inc	795,434
47,232	*	Korn/Ferry International	1,124,122
23,976		McGrath RentCorp	855,224
27,527		Mine Safety Appliances Co	1,325,700
16,862	*	Mistras Group, Inc	309,586
36,904	*	Mobile Mini, Inc	1,332,972
12,746		Multi-Color Corp	443,943
7,569	*	National Technical Systems, Inc	173,254
48,331	*	Navigant Consulting, Inc	838,543
5,347		NL Industries, Inc	62,346
75,611	*,e	Odyssey Marine Exploration, Inc	164,076
44,200	*	On Assignment, Inc	1,493,518
21,875	*	Performant Financial Corp	218,094
24,361	e	Quad	850,686
41,452		Resources Connection, Inc	528,927
32,360	*	RPX Corp	577,950
12,656		Schawk, Inc (Class A)	185,031
14,790	*	Standard Parking Corp	391,491
81,318		Steelcase, Inc (Class A)	1,332,802
20,386	*	Team, Inc	760,194
63,732	*	Tetra Tech, Inc	1,665,317
12,082	*	TRC Cos, Inc	92,911
40,160	*	TrueBlue, Inc	991,952
14,129		Unifirst Corp	1,452,744
39,965		United Stationers, Inc	1,776,045
19,562		Viad Corp	522,305
4,274		VSE Corp	187,201
24,255	*	WageWorks, Inc	1,242,099
21,852		West Corp	481,181
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	57,055,783

CONSUMER DURABLES & APPAREL - 3.1%
49,423	*,e	American Apparel, Inc	66,227
12,525		Arctic Cat, Inc	656,310
9,579		Bassett Furniture Industries, Inc	134,106
25,836	*,e	Beazer Homes USA, Inc	469,440
12,164	e	Blyth, Inc	167,985
87,640		Brunswick Corp	3,955,193
66,328	e	Callaway Golf Co	559,145
6,572	*	Cavco Industries, Inc	384,922
24,185	*,e	Clarus Corp	360,598
13,051	e	Columbia Sportswear Co	872,720
7,296	*	Costa, Inc	146,796
86,212	*	CROCS, Inc	1,050,062
8,477		CSS Industries, Inc	219,470
8,520		Culp, Inc	164,862
24,508	e	Ethan Allen Interiors, Inc	652,893
8,613	*	EveryWare Global, Inc	82,857
116,055	*	Fifth & Pacific Cos, Inc	3,074,297
215

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

3,540		Flexsteel Industries, Inc	$97,208
15,998	*	G-III Apparel Group Ltd	907,407
31,050	*	Helen of Troy Ltd	1,450,656
10,255		Hooker Furniture Corp	162,029
108,463	*,e	Hovnanian Enterprises, Inc (Class A)	548,823
55,042	*	Iconix Brand Group, Inc	1,986,466
27,490	*	iRobot Corp	931,086
21,630	e	Jakks Pacific, Inc	139,297
3,848		Johnson Outdoors, Inc	105,551
77,745		Jones Apparel Group, Inc	1,208,157
80,374	e	KB Home	1,363,947
51,285		La-Z-Boy, Inc	1,183,658
62,579	*,e	Leapfrog Enterprises, Inc	535,676
21,032	*	Libbey, Inc	449,033
8,125		Lifetime Brands, Inc	127,238
24,034	*	M/I Homes, Inc	491,976
7,584		Marine Products Corp	71,062
38,094		MDC Holdings, Inc	1,111,964
35,944	*	Meritage Homes Corp	1,631,498
17,220		Movado Group, Inc	802,969
4,790		Nacco Industries, Inc (Class A)	272,886
30,213	*	Nautilus, Inc	240,496
13,267		Oxford Industries, Inc	952,173
12,107		Perry Ellis International, Inc	230,154
45,754		Pool Corp	2,488,103
130,895	*	Quiksilver, Inc	1,089,046
8,793		RG Barry Corp	167,771
45,282		Ryland Group, Inc	1,820,336
37,996	*	Skechers U.S.A., Inc (Class A)	1,107,203
19,941	*	Skullcandy, Inc	125,230
55,359	*,e	Smith & Wesson Holding Corp	596,770
143,864	*	Standard-Pacific Corp	1,140,842
59,099	*	Steven Madden Ltd	2,167,751
19,023	e	Sturm Ruger & Co, Inc	1,244,294
16,699	*	TRI Pointe Homes, Inc	265,848
46,515	*	Tumi Holdings, Inc	993,095
7,320	*	UCP, Inc (Class A)	103,212
14,074	*	Unifi, Inc	343,265
15,184	*	Universal Electronics, Inc	590,809
21,902	*,e	Vera Bradley, Inc	485,129
6,460	*	WCI Communities, Inc	116,538
5,740		Weyco Group, Inc	164,910
13,132	*	William Lyon Homes, Inc	304,269
48,804		Wolverine World Wide, Inc	2,817,943
30,442	*,e	Zagg, Inc	144,295
		TOTAL CONSUMER DURABLES & APPAREL	48,295,952

CONSUMER SERVICES - 4.2%
23,425	*	AFC Enterprises	1,044,287
16,785	*	American Public Education, Inc	671,904
13,920	*	Ascent Media Corp (Series A)	1,175,126
25,121	*	BJ’s Restaurants, Inc	679,774
216

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

54,612	*	Bloomin’ Brands, Inc	$1,366,938
26,852		Bob Evans Farms, Inc	1,532,981
68,202	*	Boyd Gaming Corp	720,213
18,946	*	Bravo Brio Restaurant Group, Inc	282,864
17,472	*	Bridgepoint Education, Inc	342,451
11,158	*	Bright Horizons Family Solutions	415,636
17,992	*	Buffalo Wild Wings, Inc	2,565,299
35,025	*,m	Caesars Entertainment Corp	610,136
11,200	*	Capella Education Co	682,304
65,338	*	Career Education Corp	358,052
15,391		Carriage Services, Inc	309,205
24,423	*	Carrols Restaurant Group, Inc	141,653
19,167		CBRL Group, Inc	2,105,878
17,157		CEC Entertainment, Inc	795,227
51,452		Cheesecake Factory	2,431,107
13,539		Churchill Downs, Inc	1,163,136
15,964	*	Chuy’s Holdings, Inc	600,246
80,249	*,e	Corinthian Colleges, Inc	171,733
10,642	*	Del Frisco’s Restaurant Group, Inc	192,620
91,605	*	Denny’s Corp	581,692
16,550	*	Diamond Resorts International, Inc	315,774
16,143		DineEquity, Inc	1,324,856
9,480	*	Diversified Restaurant Holdings, Inc	65,507
24,131	*,e	Education Management Corp	369,204
7,280		Einstein Noah Restaurant Group, Inc	129,875
18,969	*	Fiesta Restaurant Group, Inc	804,096
44,671	*	Grand Canyon Education, Inc	2,111,598
53,479		Hillenbrand, Inc	1,509,177
6,775	*	Ignite Restaurant Group, Inc	108,807
27,614		International Speedway Corp (Class A)	903,254
39,609		Interval Leisure Group, Inc	961,310
19,018	*	Isle of Capri Casinos, Inc	154,236
22,387	*,e	ITT Educational Services, Inc	898,166
43,824	*	Jack in the Box, Inc	1,782,760
14,932	*,e	Jamba, Inc	170,523
4,080	*	JTH Holding, Inc	80,580
27,752	*,e	K12, Inc	507,307
63,928	*	Krispy Kreme Doughnuts, Inc	1,550,893
41,588	*	Life Time Fitness, Inc	1,888,927
57,799	*	LifeLock, Inc	929,986
21,676		Lincoln Educational Services Corp	103,611
19,848	*	Luby’s, Inc	152,036
12,652		Mac-Gray Corp	266,704
18,293		Marcus Corp	262,687
28,538	*	Marriott Vacations Worldwide Corp	1,429,183
27,033		Matthews International Corp (Class A)	1,097,540
9,969	*	Monarch Casino & Resort, Inc	168,576
23,545	*,e	Morgans Hotel Group Co	168,582
28,429	*	Multimedia Games, Inc	924,227
2,830	*	Nathan’s Famous, Inc	145,236
5,540	*,e	Noodles & Co	242,597
92,405	*	Orient-Express Hotels Ltd (Class A)	1,229,911
217

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

27,390	*,e	Outerwall, Inc	$1,779,802
15,989		Papa John’s International, Inc	1,209,888
56,821	*	Pinnacle Entertainment, Inc	1,329,611
13,942	*	Red Robin Gourmet Burgers, Inc	1,062,102
48,223		Regis Corp	699,234
61,842	*	Ruby Tuesday, Inc	366,723
34,097		Ruth’s Chris Steak House, Inc	415,642
46,833	*	Scientific Games Corp (Class A)	856,107
54,938	*	SHFL Entertainment, Inc	1,273,463
54,873	*	Sonic Corp	1,059,049
66,264		Sotheby’s (Class A)	3,439,101
11,757		Speedway Motorsports, Inc	214,683
1,468	*	Steak N Shake Co	640,077
14,069	*	Steiner Leisure Ltd	788,145
70,959		Stewart Enterprises, Inc (Class A)	937,368
11,052		Strayer Education, Inc	436,886
60,247		Texas Roadhouse, Inc (Class A)	1,651,973
22,063		Town Sports International Holdings, Inc	285,054
22,688		Universal Technical Institute, Inc	301,524
35,206		Vail Resorts, Inc	2,480,263
		TOTAL CONSUMER SERVICES	64,924,883

DIVERSIFIED FINANCIALS - 4.0%
218,424		Apollo Investment Corp	1,863,157
120,366		BGC Partners, Inc (Class A)	640,347
73,505		BlackRock Kelso Capital Corp	690,212
20,490		Calamos Asset Management, Inc (Class A)	201,212
1,163		California First National Bancorp	20,760
12,617		Capital Southwest Corp	414,721
28,141	e	Cash America International, Inc	1,110,162
18,737	e	Cohen & Steers, Inc	718,751
18,604	*	Consumer Portfolio Services, Inc	125,019
93,916	*	Cowen Group, Inc	372,847
6,810	*	Credit Acceptance Corp	805,623
5,349		Deerfield Capital Corp	42,257
2,795		Diamond Hill Investment Group, Inc	308,205
40,963	*	Dollar Financial Corp	495,652
24,065	*,e	Encore Capital Group, Inc	1,175,575
30,763		Evercore Partners, Inc (Class A)	1,552,609
50,219	*	Ezcorp, Inc (Class A)	789,945
9,521	*	FBR Capital Markets Corp	252,307
13,422	e	Fidus Investment Corp	272,601
132,349		Fifth Street Finance Corp	1,349,960
47,746		Financial Engines, Inc	2,667,569
28,236	*	First Cash Financial Services, Inc	1,707,996
120,087	*,e	First Marblehead Corp	115,284
8,634	*	Firsthand Technology Value Fund, Inc	201,259
14,741		Friedman Billings Ramsey Group, Inc (Class A)	363,661
35,927	e	FXCM, Inc	588,844
11,047		Gain Capital Holdings, Inc	115,662
5,920		GAMCO Investors, Inc (Class A)	423,339
5,343	e	Garrison Capital, Inc	78,702
218

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

76,197		GFI Group, Inc	$264,404
21,705		Gladstone Capital Corp	191,438
25,374		Gladstone Investment Corp	179,394
35,922	e	Golub Capital BDC, Inc	632,227
24,005	*,e	Green Dot Corp	515,147
27,333		Greenhill & Co, Inc	1,402,183
18,787	*,e	GSV Capital Corp	287,253
15,141		Hannon Armstrong Sustainable Infrastructure Capital, Inc	185,477
58,369	e	Hercules Technology Growth Capital, Inc	901,217
32,436		HFF, Inc (Class A)	796,304
8,241	e	Horizon Technology Finance Corp	111,089
15,303	*	Imperial Holdings, Inc	89,676
13,512	*	International Assets Holding Corp	276,456
36,704	*	Internet Capital Group, Inc	598,642
37,263	*	Investment Technology Group, Inc	596,953
33,000	e	iShares Russell 2000 Index Fund	3,604,590
145,206		Janus Capital Group, Inc	1,433,183
13,025		JMP Group, Inc	83,490
27,115	e	KCAP Financial, Inc	228,579
71,072	*	KCG Holdings, Inc	621,169
95,354	*	Ladenburg Thalmann Financial Services, Inc	200,243
38,004		Main Street Capital Corp	1,155,322
15,130		Manning & Napier, Inc	251,158
36,679		MarketAxess Holdings, Inc	2,392,571
8,576		Marlin Business Services Corp	236,440
66,185		MCG Capital Corp	311,731
18,698		Medallion Financial Corp	283,836
37,851		Medley Capital Corp	527,643
22,746		MVC Capital, Inc	314,577
22,857		Nelnet, Inc (Class A)	974,394
37,215		New Mountain Finance Corp	527,709
23,318	*	NewStar Financial, Inc	405,966
19,657		NGP Capital Resources Co	146,248
10,213	e	Nicholas Financial, Inc	163,919
10,059		Oppenheimer Holdings, Inc	199,470
15,491		PennantPark Floating Rate Capital Ltd	205,875
62,177		PennantPark Investment Corp	700,113
55,044	*	PHH Corp	1,323,808
22,622	*	Pico Holdings, Inc	531,165
16,142	*	Piper Jaffray Cos	579,336
49,568	*	Portfolio Recovery Associates, Inc	2,946,818
271,565	e	Prospect Capital Corp	3,079,547
10,086		Pzena Investment Management, Inc (Class A)	72,518
1,880	e	RCS Capital Corp (Class A)	33,088
5,332	*	Regional Management Corp	170,677
10,743		Resource America, Inc (Class A)	92,712
22,336	*	Safeguard Scientifics, Inc	389,763
5,170	*	Silvercrest Asset Management Group, Inc	76,361
44,341		Solar Capital Ltd	1,017,626
11,439		Solar Senior Capital Ltd	208,647
12,261	e	Stellus Capital Investment Corp	181,953
62,578	*	Stifel Financial Corp	2,562,569
219

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

27,924	*	SWS Group, Inc	$157,212
24,534		TCP Capital Corp	408,982
34,373		THL Credit, Inc	558,561
50,113	e	TICC Capital Corp	501,130
26,810		Triangle Capital Corp	797,866
6,598	*	Virtus Investment Partners, Inc	1,342,825
36,217	*	Walter Investment Management Corp	1,367,916
7,310		Westwood Holdings Group, Inc	389,842
7,678	e	WhiteHorse Finance, Inc	118,318
98,510	*	WisdomTree Investments, Inc	1,369,289
9,022	*,e	World Acceptance Corp	939,371
		TOTAL DIVERSIFIED FINANCIALS	62,678,224

ENERGY - 5.9%
89,716	*,e	Abraxas Petroleum Corp	259,279
2,054		Adams Resources & Energy, Inc	106,336
22,449	e	Alon USA Energy, Inc	271,184
214,265	*,e	Alpha Natural Resources, Inc	1,499,855
25,464	*,e	Amyris Biotechnologies, Inc	64,169
7,548	*,e	APCO Argentina, Inc	114,881
34,161	*,e	Approach Resources, Inc	961,632
203,937	e	Arch Coal, Inc	864,693
17,260	*	Athlon Energy, Inc	567,854
30,237	*	Basic Energy Services, Inc	443,577
51,443		Berry Petroleum Co (Class A)	2,456,403
47,637	*,e	Bill Barrett Corp	1,318,116
7,084		Bolt Technology Corp	126,733
28,172	*	Bonanza Creek Energy, Inc	1,423,813
113,164	*,e	BPZ Energy, Inc	227,460
35,471		Bristow Group, Inc	2,854,351
45,090	*,e	C&J Energy Services, Inc	1,038,874
94,955	*,e	Cal Dive International, Inc	187,061
42,230	*	Callon Petroleum Co	288,431
19,444	e	CARBO Ceramics, Inc	2,437,111
39,491	*	Carrizo Oil & Gas, Inc	1,731,285
6,154	*	Clayton Williams Energy, Inc	478,966
63,920	*,e	Clean Energy Fuels Corp	728,049
60,260	*	Cloud Peak Energy, Inc	940,659
45,773		Comstock Resources, Inc	783,176
14,546		Contango Oil & Gas Co	623,296
46,534		Crosstex Energy, Inc	1,428,128
7,942	*	Dawson Geophysical Co	232,224
37,049		Delek US Holdings, Inc	946,602
18,578	*	Diamondback Energy, Inc	959,554
54,635	*	Emerald Oil, Inc	475,324
46,225	*,e	Endeavour International Corp	274,576
78,012		Energy XXI Bermuda Ltd	2,267,029
28,959	*	EPL Oil & Gas, Inc	923,213
36,558		Equal Energy Ltd	173,285
20,184	*	Era Group, Inc	637,814
19,447	*	Evolution Petroleum Corp	234,531
135,039	e	EXCO Resources, Inc	730,561
220

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

55,580	*	Exterran Holdings, Inc	$1,586,809
120,876	*,e	Forest Oil Corp	572,952
38,130	*	Forum Energy Technologies, Inc	1,115,684
54,700	*,e	Frontline Ltd	115,964
61,379	*,e	FX Energy, Inc	213,599
25,310		GasLog Ltd	376,613
52,788	*	Gastar Exploration Ltd	228,044
12,619	*	Geospace Technologies Corp	1,229,343
23,566	*	Global Geophysical Services, Inc	56,323
25,154	*,e	Goodrich Petroleum Corp	588,352
25,700		Green Plains Renewable Energy, Inc	414,541
13,850		Gulf Island Fabrication, Inc	349,297
26,064		Gulfmark Offshore, Inc	1,297,466
227,138	*,e	Halcon Resources Corp	1,176,575
7,359		Hallador Petroleum Co	56,664
102,325	*	Helix Energy Solutions Group, Inc	2,421,010
156,100	*	Hercules Offshore, Inc	1,061,480
34,770	*	Hornbeck Offshore Services, Inc	1,921,738
131,975	*	ION Geophysical Corp	612,364
753	*	Isramco, Inc	99,373
10,610	*	Jones Energy, Inc (Class A)	169,866
149,173	*	Key Energy Services, Inc	1,166,533
43,682	*,e	KiOR, Inc (Class A)	101,779
25,752		Knightsbridge Tankers Ltd	212,196
258,788	*	Kodiak Oil & Gas Corp	3,356,480
33,018	*,e	L&L Energy, Inc	46,886
170,534	*,e	Magnum Hunter Resources Corp	1,215,907
56,381	*	Matador Resources Co	1,037,974
25,964	*	Matrix Service Co	539,792
37,164	*,e	Midstates Petroleum Co, Inc	209,605
29,778	*,e	Miller Petroleum, Inc	201,299
12,734	*	Mitcham Industries, Inc	211,894
13,726	*	Natural Gas Services Group, Inc	384,191
83,448	*	Newpark Resources, Inc	1,063,962
63,062	e	Nordic American Tanker Shipping	514,586
61,877	*,e	Northern Oil And Gas, Inc	1,016,639
135,282	*,e	Nuverra Environmental Solutions, Inc	330,088
6,669		Panhandle Oil and Gas, Inc (Class A)	223,878
118,120	*	Parker Drilling Co	850,464
34,398	*	PDC Energy, Inc	2,332,528
52,124	*	Penn Virginia Corp	443,575
61,120	*	Petroquest Energy, Inc	288,486
11,994	*	PHI, Inc	477,601
59,403	*	Pioneer Energy Services Corp	498,985
120,902	*,e	Quicksilver Resources, Inc	258,730
20,416	*	Renewable Energy Group, Inc	222,739
66,913	*	Resolute Energy Corp	627,644
44,019	*	Rex Energy Corp	946,409
5,250	*	Rex Stores Corp	151,410
11,327	*	RigNet, Inc	417,513
59,003	*	Rosetta Resources, Inc	3,536,640
37,317	*,e	Sanchez Energy Corp	1,063,908
221

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

178,134		Scorpio Tankers, Inc	$2,055,666
19,394		SEACOR Holdings, Inc	1,896,733
40,634		SemGroup Corp	2,453,887
54,172	e	Ship Finance International Ltd	896,547
48,097	*,e	Solazyme, Inc	503,095
48,539	*	Stone Energy Corp	1,692,070
43,634	*,e	Swift Energy Co	598,658
50,862	*	Synergy Resources Corp	526,930
32,306		Targa Resources Investments, Inc	2,505,653
73,022	e	Teekay Tankers Ltd (Class A)	190,587
30,795	*	Tesco Corp	529,058
77,038	*	Tetra Technologies, Inc	999,183
13,271		TGC Industries, Inc	97,807
66,541	*	Triangle Petroleum Corp	703,338
81,015	*,e	Uranium Energy Corp	142,586
107,431	*,e	Ur-Energy, Inc	112,803
59,928	*	Vaalco Energy, Inc	315,821
187,211	*,e	Vantage Drilling Co	333,236
32,591		W&T Offshore, Inc	622,162
69,950	*	Warren Resources, Inc	218,944
52,415	e	Western Refining, Inc	1,691,432
10,361	*	Westmoreland Coal Co	147,230
37,952	*	Willbros Group, Inc	370,412
32,742	*,e	ZaZa Energy Corp	40,600
		TOTAL ENERGY	91,338,901

FOOD & STAPLES RETAILING - 1.4%
18,010		Andersons, Inc	1,335,982
964		Arden Group, Inc (Class A)	125,320
37,543		Casey’s General Stores, Inc	2,736,134
15,895	*	Chefs’ Warehouse Holdings, Inc	380,844
14,747	*	Fairway Group Holdings Corp	360,269
48,096		Harris Teeter Supermarkets, Inc	2,372,095
11,726		Ingles Markets, Inc (Class A)	302,648
11,876		Nash Finch Co	333,240
8,850	*,e	Natural Grocers by Vitamin C	353,115
26,765	*	Pantry, Inc	358,383
18,557		Pricesmart, Inc	2,111,601
731,368	*	Rite Aid Corp	3,898,191
24,539	e	Roundy’s, Inc	228,213
22,353	e	Spartan Stores, Inc	525,966
200,263	*,e	Supervalu, Inc	1,407,849
17,677	*,e	Susser Holdings Corp	969,407
48,185	*	United Natural Foods, Inc	3,442,818
6,310		Village Super Market (Class A)	231,325
11,106		Weis Markets, Inc	568,294
		TOTAL FOOD & STAPLES RETAILING	22,041,694

FOOD, BEVERAGE & TOBACCO - 2.0%
2,538		Alico, Inc	101,418
101,168	*	Alliance One International, Inc	300,469
13,452	*,e	Annie’s, Inc	635,607
222

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

50,921		B&G Foods, Inc (Class A)	$1,723,676
8,017	*,e	Boston Beer Co, Inc (Class A)	1,840,623
57,637	*	Boulder Brands, Inc	944,670
11,745		Calavo Growers, Inc	348,709
15,093		Cal-Maine Foods, Inc	765,668
43,425	*	Chiquita Brands International, Inc	449,449
4,554		Coca-Cola Bottling Co Consolidated	288,359
10,345	*	Craft Brewers Alliance, Inc	167,796
116,206	*	Darling International, Inc	2,704,114
22,506	*,e	Diamond Foods, Inc	549,371
50,253	*	Dole Food Co, Inc	680,928
6,962	*	Farmer Bros Co	125,734
37,760		Fresh Del Monte Produce, Inc	1,004,038
1,918		Griffin Land & Nurseries, Inc (Class A)	63,294
37,764	*	Hain Celestial Group, Inc	3,143,098
14,550	*	Inventure Foods, Inc	163,833
14,716		J&J Snack Foods Corp	1,259,248
8,366		John B. Sanfilippo & Son, Inc	205,636
18,222		Lancaster Colony Corp	1,512,244
45,833		Lance, Inc	1,374,532
3,949	e	Lifeway Foods, Inc	57,774
9,308		Limoneira Co	245,173
10,036		National Beverage Corp	183,759
20,184	*	Omega Protein Corp	188,922
60,142	*	Pilgrim’s Pride Corp	852,212
31,729	*	Post Holdings, Inc	1,362,760
22,824		Sanderson Farms, Inc	1,442,705
300		Seaboard Corp	819,000
7,946	*	Seneca Foods Corp	232,977
12,572	*	Synutra International, Inc	85,867
18,745	e	Tootsie Roll Industries, Inc	599,840
35,503	*	TreeHouse Foods, Inc	2,600,950
22,825	e	Universal Corp	1,210,410
59,916	e	Vector Group Ltd	968,842
		TOTAL FOOD, BEVERAGE & TOBACCO	31,203,705

HEALTH CARE EQUIPMENT & SERVICES - 6.9%
21,538		Abaxis, Inc	769,553
38,847	*,e	Abiomed, Inc	931,551
34,449	*	Acadia Healthcare Co, Inc	1,493,709
55,807	*,e	Accretive Health, Inc	460,966
69,406	*,e	Accuray, Inc	468,490
6,009	*	Addus HomeCare Corp	155,333
38,433	e	Air Methods Corp	1,680,291
71,329	*	Align Technology, Inc	4,070,033
5,918	*	Alliance HealthCare Services, Inc	149,193
8,590		Almost Family, Inc	165,186
54,502	*	Alphatec Holdings, Inc	99,194
29,735	*	Amedisys, Inc	484,086
43,353	*	AMN Healthcare Services, Inc	537,577
31,550	*	Amsurg Corp	1,353,179
12,168		Analogic Corp	1,122,255
223

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

23,737	*	Angiodynamics, Inc	$373,146
12,095	*	Anika Therapeutics, Inc	361,278
111,067	*,e	Antares Pharma, Inc	444,268
27,537	*	Arthrocare Corp	1,030,985
35,901	*,e	athenahealth, Inc	4,793,143
20,518	*	AtriCure, Inc	284,174
1,431		Atrion Corp	382,335
34,189	*,e	Biolase Technology, Inc	63,933
24,083	*,e	Bio-Reference Labs, Inc	780,530
60,496	*	BioScrip, Inc	424,077
32,372		Cantel Medical Corp	1,136,257
28,362	*	Capital Senior Living Corp	629,069
21,655	*	Cardiovascular Systems, Inc	657,229
52,628	*	Centene Corp	2,955,589
66,256	*,e	Cerus Corp	418,075
18,310	e	Chemed Corp	1,241,784
10,519	*	Chindex International, Inc	177,035
11,157		Computer Programs & Systems, Inc	636,395
27,200		Conmed Corp	986,544
11,692	*	Corvel Corp	486,387
23,130	*	Cross Country Healthcare, Inc	137,392
31,469		CryoLife, Inc	282,906
15,385	*	Cutera, Inc	154,619
26,896	*	Cyberonics, Inc	1,553,513
18,354	*	Cynosure, Inc (Class A)	396,630
11,994	*,e	Derma Sciences, Inc	138,771
69,561	*	DexCom, Inc	1,998,488
40,070	*	Emeritus Corp	767,741
61,219	*	Endologix, Inc	1,106,227
18,510		Ensign Group, Inc	788,156
9,159	*	Exactech, Inc	207,909
29,585	*	ExamWorks Group, Inc	764,772
39,747	*	Five Star Quality Care, Inc	201,517
34,024	*	GenMark Diagnostics, Inc	411,690
29,115	*	Gentiva Health Services, Inc	333,367
53,408	*,e	Globus Medical, Inc	1,025,434
23,408	*	Greatbatch, Inc	892,313
14,677	*	Greenway Medical Technologies	298,677
49,041	*	Haemonetics Corp	1,989,103
33,729	*	Hanger Orthopedic Group, Inc	1,237,854
84,106		Healthsouth Corp	2,952,962
20,098	*	HealthStream, Inc	717,901
35,181	*	Healthways, Inc	338,793
15,917	*	HeartWare International, Inc	1,154,938
84,589	*	HMS Holdings Corp	1,787,366
12,661	*	ICU Medical, Inc	782,450
51,443	*	Insulet Corp	2,007,306
20,044	*	Integra LifeSciences Holdings Corp	917,614
29,850		Invacare Corp	640,879
16,546	*	IPC The Hospitalist Co, Inc	906,555
53,872		Kindred Healthcare, Inc	747,743
9,721		Landauer, Inc	470,496
224

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

11,718	*	LHC Group, Inc	$241,391
26,491	*	Magellan Health Services, Inc	1,555,022
40,763	*	MAKO Surgical Corp	1,215,145
46,886		Masimo Corp	1,201,219
58,687	*	MedAssets, Inc	1,351,562
12,776	*	Medical Action Industries, Inc	77,423
26,133	*	Medidata Solutions, Inc	2,882,731
61,747	*	Merge Healthcare, Inc	156,837
40,845	e	Meridian Bioscience, Inc	1,009,688
42,741	*	Merit Medical Systems, Inc	683,429
27,768	*	Molina Healthcare, Inc	878,580
12,566	*	MWI Veterinary Supply, Inc	1,993,470
10,248		National Healthcare Corp	495,798
8,654	*	National Research Corp	151,791
28,891	*	Natus Medical, Inc	570,019
35,004	*	Neogen Corp	1,617,885
112,367	*,e	Neoprobe Corp	224,734
42,760	*	NuVasive, Inc	1,358,913
59,593	*	NxStage Medical, Inc	790,799
32,685	*	Omnicell, Inc	754,043
53,551	*	OraSure Technologies, Inc	349,153
19,941	*	Orthofix International NV	408,591
62,186	e	Owens & Minor, Inc	2,327,000
28,592	*	PharMerica Corp	422,018
16,354	*,e	PhotoMedex, Inc	206,715
10,411	*	Providence Service Corp	311,185
38,663		Quality Systems, Inc	882,290
27,399	*,e	Quidel Corp	676,755
10,505	*	Rochester Medical Corp	209,890
38,340	*,e	Rockwell Medical Technologies, Inc	441,677
56,330	*	RTI Biologics, Inc	157,161
49,120		Select Medical Holdings Corp	416,538
19,425	*	Skilled Healthcare Group, Inc (Class A)	82,751
73,327	*	Solta Medical, Inc	135,655
39,665	*	Spectranetics Corp	828,602
34,799	*	Staar Surgical Co	460,739
57,813		STERIS Corp	2,612,569
14,026	*	SurModics, Inc	330,733
35,568	*	Symmetry Medical, Inc	288,101
67,562	*	Team Health Holdings, Inc	2,934,893
27,817	*,e	TearLab Corp	290,131
55,312	*	Thoratec Corp	2,388,925
26,691	*	Tornier BV	574,123
22,627	*	Triple-S Management Corp (Class B)	402,987
103,166	*,e	Unilife Corp	312,593
35,003		Universal American Corp	259,722
12,507		US Physical Therapy, Inc	399,223
957	*,e	USMD Holdings, Inc	26,633
2,934		Utah Medical Products, Inc	163,306
16,311	*	Vascular Solutions, Inc	320,022
20,381	*	Vocera Communications, Inc	343,012
52,592	*	Volcano Corp	1,008,189
225

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

42,146	*	WellCare Health Plans, Inc	$2,810,295
67,818		West Pharmaceutical Services, Inc	3,279,000
39,258	*	Wright Medical Group, Inc	1,066,640
18,620	*	Zeltiq Aesthetics, Inc	241,501
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	107,894,708

HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
39,633	*	Central Garden and Pet Co (Class A)	291,699
25,393	*	Elizabeth Arden, Inc	918,973
21,799		Female Health Co	207,526
32,331	*	Harbinger Group, Inc	352,084
16,636		Inter Parfums, Inc	584,922
108,833	*,e	Lifevantage Corp	238,344
12,848	*	Medifast, Inc	299,487
9,628		Nature’s Sunshine Products, Inc	181,873
7,732		Nutraceutical International Corp	185,955
4,782		Oil-Dri Corp of America	169,713
6,220		Orchids Paper Products Co	189,710
49,531	*	Prestige Brands Holdings, Inc	1,546,853
11,313	*	Revlon, Inc (Class A)	268,684
20,905		Spectrum Brands, Inc	1,378,058
157,368	*,e	Star Scientific, Inc	284,836
5,556	*,e	USANA Health Sciences, Inc	379,086
15,304		WD-40 Co	1,109,387
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	8,587,190

INSURANCE - 2.4%
44,106	*	AMBAC Financial Group, Inc	890,500
62,358		American Equity Investment Life Holding Co	1,299,541
18,334		Amerisafe, Inc	705,859
30,520	e	Amtrust Financial Services, Inc	1,170,747
26,372		Argo Group International Holdings Ltd	1,107,097
8,176		Baldwin & Lyons, Inc (Class B)	223,450
44,930	*	Citizens, Inc (Class A)	377,412
215,626		Conseco, Inc	3,359,453
27,319		Crawford & Co (Class B)	300,236
5,771		Donegal Group, Inc (Class A)	91,470
5,695		Eastern Insurance Holdings, Inc	139,186
18,316	*	eHealth, Inc	780,628
4,069		EMC Insurance Group, Inc	138,509
29,467		Employers Holdings, Inc	886,073
9,258	*	Enstar Group Ltd	1,258,440
8,528		FBL Financial Group, Inc (Class A)	381,543
106,522		First American Financial Corp	2,754,659
4,030	*	Fortegra Financial Corp	29,701
27,062	*	Greenlight Capital Re Ltd (Class A)	833,239
10,514	*	Hallmark Financial Services	89,474
8,901	e	HCI Group, Inc	391,110
4,860	*	Health Insurance Innovations, Inc	59,000
59,950	*	Hilltop Holdings, Inc	1,039,533
38,331		Horace Mann Educators Corp	1,061,769
6,381		Independence Holding Co	87,547
226

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

11,466		Infinity Property & Casualty Corp	$786,338
1,161		Investors Title Co	90,721
4,041		Kansas City Life Insurance Co	185,482
48,149		Maiden Holdings Ltd	527,232
48,803		Meadowbrook Insurance Group, Inc	324,052
43,815		Montpelier Re Holdings Ltd	1,209,732
6,376		National Interstate Corp	166,605
2,101		National Western Life Insurance Co (Class A)	437,008
10,094	*	Navigators Group, Inc	567,687
24,495		OneBeacon Insurance Group Ltd (Class A)	390,940
5,714	*	Phoenix Cos, Inc	220,389
28,301		Platinum Underwriters Holdings Ltd	1,760,039
56,085		Primerica, Inc	2,408,851
21,038		RLI Corp	1,987,670
13,258		Safety Insurance Group, Inc	725,080
55,428		Selective Insurance Group, Inc	1,456,094
13,234		State Auto Financial Corp	251,446
21,352		Stewart Information Services Corp	668,745
78,773		Symetra Financial Corp	1,475,418
24,120	*	Third Point Reinsurance Ltd	376,272
55,299	e	Tower Group International Ltd	200,735
7,823	*	United America Indemnity Ltd	192,680
20,772		United Fire & Casualty Co	658,472
27,460		Universal Insurance Holdings, Inc	215,286
		TOTAL INSURANCE	36,739,150

MATERIALS - 4.8%
29,226		A. Schulman, Inc	967,965
9,431	*	Advanced Emissions Solutions, Inc	356,209
4,177	*	AEP Industries, Inc	248,197
128,860	*,e	AK Steel Holding Corp	566,984
106,243	*,e	Allied Nevada Gold Corp	433,471
27,269		AMCOL International Corp	874,789
5,888	*	American Pacific Corp	268,022
28,715		American Vanguard Corp	749,461
18,659	*	Arabian American Development Co	169,797
68,822		Axiall Corp	2,676,488
28,519		Balchem Corp	1,632,998
54,595	*	Berry Plastics Group, Inc	1,096,268
12,703	*	Boise Cascade Co	325,324
19,390		Brush Engineered Materials, Inc	578,016
52,382	*	Calgon Carbon Corp	1,045,021
15,480	*	Castle (A.M.) & Co	221,519
47,823	*	Century Aluminum Co	415,104
6,705		Chase Corp	202,893
96,530	*	Chemtura	2,364,985
21,807	*	Clearwater Paper Corp	1,138,761
98,027	*	Coeur d’Alene Mines Corp	1,196,910
112,963		Commercial Metals Co	2,074,001
10,628		Deltic Timber Corp	678,917
72,030	*	Ferro Corp	924,145
46,882	*	Flotek Industries, Inc	1,002,337
227

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

22,615		FutureFuel Corp	$393,727
57,704	*,e	General Moly, Inc	94,635
41,688		Glatfelter	1,092,226
62,050		Globe Specialty Metals, Inc	1,088,357
32,198	e	Gold Resource Corp	167,108
202,991	*	Graphic Packaging Holding Co	1,705,124
7,599	*	GSE Holding, Inc	21,429
49,386		H.B. Fuller Co	2,364,108
8,881		Hawkins, Inc	319,805
12,435		Haynes International, Inc	670,246
68,806	*	Headwaters, Inc	600,676
326,236	e	Hecla Mining Co	1,017,856
44,381	*	Horsehead Holding Corp	643,968
21,706		Innophos Holdings, Inc	1,087,905
23,038		Innospec, Inc	1,061,130
52,322	e	Intrepid Potash, Inc	776,982
18,407		Kaiser Aluminum Corp	1,241,552
39,487		Kapstone Paper and Packaging Corp	2,051,744
7,660		KMG Chemicals, Inc	153,047
20,205		Koppers Holdings, Inc	899,325
32,141	*	Kraton Polymers LLC	683,639
27,937	*	Landec Corp	327,142
136,185	*	Louisiana-Pacific Corp	2,316,507
19,062	*	LSB Industries, Inc	699,957
5,120	*,e	Marrone Bio Innovations, Inc	88,986
121,880	*,e	Midway Gold Corp	114,567
33,855		Minerals Technologies, Inc	1,917,209
139,649	*,e	Molycorp, Inc	708,020
26,419		Myers Industries, Inc	470,787
15,835		Neenah Paper, Inc	651,452
36,616		Noranda Aluminium Holding Corp	99,595
77,904		Olin Corp	1,753,619
9,540		Olympic Steel, Inc	261,110
30,995	*	OM Group, Inc	1,053,830
45,890	*	Omnova Solutions, Inc	399,243
142,906	*,e	Paramount Gold and Silver Corp	172,916
7,971	*	Penford Corp	108,406
96,228		PolyOne Corp	2,915,708
12,407		Quaker Chemical Corp	941,815
224,524		Rentech, Inc	383,936
68,164	*,e	Resolute Forest Products	1,089,942
30,777	*	RTI International Metals, Inc	1,043,340
25,664		Schnitzer Steel Industries, Inc (Class A)	745,283
30,512		Schweitzer-Mauduit International, Inc	1,888,083
49,089		Sensient Technologies Corp	2,559,010
18,583		Stepan Co	1,093,981
116,112	*	Stillwater Mining Co	1,266,782
68,126	*	SunCoke Energy, Inc	1,362,520
15,180	*	Taminco Corp	303,145
21,044	*	Texas Industries, Inc	1,130,063
24,232		Tredegar Corp	708,059
4,330	*	UFP Technologies, Inc	99,806
228

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

1,928	*	United States Lime & Minerals, Inc	$107,120
6,753	*	Universal Stainless & Alloy	218,257
15,197	*	US Concrete, Inc	332,054
21,348	e	US Silica Holdings Inc	743,337
63,839	e	Walter Energy, Inc	1,014,402
48,790		Wausau Paper Corp	570,843
4,012	*	WHX Corp	92,637
51,065		Worthington Industries, Inc	2,070,175
23,463		Zep, Inc	466,679
25,849	*,e	Zoltek Cos, Inc	431,678
		TOTAL MATERIALS	75,065,172

MEDIA - 1.4%
18,709		AH Belo Corp (Class A)	150,420
3,123		Beasley Broadcasting Group, Inc	27,076
100,809		Belo (A.H.) Corp (Class A)	1,384,108
23,371	*	Carmike Cinemas, Inc	534,962
74,878	*,e	Central European Media Enterprises Ltd (Class A) Nasdaq	229,875
28,903	*	Crown Media Holdings, Inc (Class A)	95,958
71,847	*	Cumulus Media, Inc (Class A)	429,645
634	*	Daily Journal Corp	93,794
16,628	*	Dex Media, Inc	112,239
24,655	*,e	Digital Generation, Inc	311,886
25,805	*	Entercom Communications Corp (Class A)	226,310
57,011		Entravision Communications Corp (Class A)	384,254
31,664	*	EW Scripps Co (Class A)	627,580
14,661	*	Global Sources Ltd	109,811
51,751	*	Gray Television, Inc	437,296
40,763		Harte-Hanks, Inc	324,881
7,622	*,e	Hemisphere Media Group, Inc	72,104
41,047	*	Journal Communications, Inc (Class A)	342,742
136,023	*	Live Nation, Inc	2,644,287
12,782		Loral Space & Communications, Inc	912,251
25,970	*	Martha Stewart Living Omnimedia, Inc (Class A)	66,483
59,738	*,e	McClatchy Co (Class A)	168,461
24,991		MDC Partners, Inc	770,473
19,340	*,e	Media General, Inc (Class A)	281,977
34,766	e	Meredith Corp	1,783,496
55,055		National CineMedia, Inc	964,564
126,547	e	New York Times Co (Class A)	1,750,145
28,445		Nexstar Broadcasting Group, Inc (Class A)	1,262,674
10,348	*,e	ReachLocal, Inc	127,177
12,722	*	Reading International, Inc	84,220
9,874	*	Rentrak Corp	370,176
4,773		Saga Communications, Inc	227,243
10,350		Salem Communications	85,491
26,333		Scholastic Corp	755,494
67,277		Sinclair Broadcast Group, Inc (Class A)	2,156,901
37,511	e	Valassis Communications, Inc	1,026,301
29,314	e	World Wrestling Entertainment, Inc (Class A)	379,616
		TOTAL MEDIA	21,712,371
229

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.5%
67,588	*,e	Acadia Pharmaceuticals, Inc	$1,536,275
12,814	*,e	Accelerate Diagnostics, Inc	164,275
21,648	*,e	AcelRx Pharmaceuticals, Inc	145,475
105,673	*,e	Achillion Pharmaceuticals, Inc	265,239
39,073	*	Acorda Therapeutics, Inc	1,196,025
28,238	*	Aegerion Pharmaceuticals, Inc	2,338,671
68,947	*,e	Affymetrix, Inc	487,455
6,450	*,e	Agios Pharmaceuticals, Inc	149,382
55,818	*,e	Akorn, Inc	1,140,920
22,214	*	Albany Molecular Research, Inc	291,003
14,806	*	Alimera Sciences, Inc	31,685
56,670	*	Alnylam Pharmaceuticals, Inc	3,264,758
20,822	*	AMAG Pharmaceuticals, Inc	561,778
34,590	*,e	Amicus Therapeutics, Inc	73,331
30,327	*,e	Ampio Pharmaceuticals, Inc	268,091
25,366	*,e	Anacor Pharmaceuticals, Inc	330,012
6,170	*,e	Aratana Therapeutics, Inc	123,153
216,723	*,e	Arena Pharmaceuticals, Inc	951,414
56,735	*	Arqule, Inc	127,654
114,092	*	Array Biopharma, Inc	572,742
49,321	*	Auxilium Pharmaceuticals, Inc	848,814
143,709	*	AVANIR Pharmaceuticals, Inc	582,021
55,670	*,e	AVEO Pharmaceuticals, Inc	115,237
34,162	*,e	BioDelivery Sciences International, Inc	179,350
37,907	*,e	Biotime, Inc	137,602
6,430	*,e	Bluebird Bio, Inc	136,637
64,743	*	Cadence Pharmaceuticals, Inc	319,183
30,409	*	Cambrex Corp	511,479
120,398	*,e	Cell Therapeutics, Inc	211,900
78,858	*	Celldex Therapeutics, Inc	1,806,637
3,560	*,e	Cellular Dynamics International, Inc	50,232
19,031	*	Cempra, Inc	216,192
65,770	*,e	Cepheid, Inc	2,678,154
68,128	*,e	Chelsea Therapeutics International, Inc	192,802
23,376	*,e	ChemoCentryx, Inc	115,711
9,178	*	Chimerix, Inc	139,047
15,678	*	Clovis Oncology, Inc	801,303
5,590	*,e	Contatus Pharmaceuticals, Inc	49,751
48,945	*,e	Corcept Therapeutics, Inc	82,717
8,301	*	Cornerstone Therapeutics, Inc	78,610
27,798	*,e	Coronado Biosciences, Inc	46,423
76,551	*,e	Curis, Inc	305,438
29,228	*,e	Cytokinetics, Inc	175,660
63,974	*,e	Cytori Therapeutics, Inc	131,786
160,258	*,e	Dendreon Corp	411,863
53,914	*	Depomed, Inc	388,181
15,948	*,e	Durata Therapeutics, Inc	154,377
108,630	*	Dyax Corp	892,939
139,059	*	Dynavax Technologies Corp	171,043
25,442	*	Emergent Biosolutions, Inc	496,882
230

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

3,100	*,e	Enanta Pharmaceuticals, Inc	$61,876
30,722	*,e	Endocyte, Inc	320,430
36,375		Enzon Pharmaceuticals, Inc	53,835
5,799	*,e	Epizyme, Inc	222,218
4,250	*	Esperion Thereapeutics, Inc	66,597
70,372	*	Exact Sciences Corp	775,499
180,245	*,e	Exelixis, Inc	888,608
19,410	*,e	Fibrocell Science, Inc	71,817
24,128	*	Fluidigm Corp	760,032
6,397	*	Furiex Pharmaceuticals Inc	250,123
102,456	*,e	Galena Biopharma, Inc	228,477
15,985	*,e	Genomic Health, Inc	478,271
131,049	*	Geron Corp	517,644
15,099	*,e	Golf Trust Of America, Inc	31,557
37,990	*,e	GTx, Inc	64,963
85,945	*,e	Halozyme Therapeutics, Inc	1,001,259
24,116	*	Harvard Bioscience, Inc	142,043
10,517		Hi-Tech Pharmacal Co, Inc	453,178
53,873	*,e	Horizon Pharma, Inc	225,728
7,397	*,e	Hyperion Therapeutics, Inc	148,162
95,171	*,e	Idenix Pharmaceuticals, Inc	313,113
81,503	*,e	Immunogen, Inc	1,341,539
71,525	*,e	Immunomedics, Inc	271,080
66,872	*	Impax Laboratories, Inc	1,354,827
47,123	*	Infinity Pharmaceuticals, Inc	638,517
34,736	*	Insmed, Inc	494,641
5,661	*	Insys Therapeutics, Inc	225,817
6,820	*	Intercept Pharmaceuticals, Inc	369,917
80,811	*	InterMune, Inc	1,138,627
11,200	*,e	Intrexon Corp	237,440
90,001	*,e	Ironwood Pharmaceuticals, Inc	864,910
109,914	*,e	Isis Pharmaceuticals, Inc	3,656,839
7,283	*	KaloBios Pharmaceuticals, Inc	29,205
80,791	*,e	Keryx Biopharmaceuticals, Inc	836,187
9,885	*,e	KYTHERA Biopharmaceuticals, Inc	441,958
16,334	*	Lannett Co, Inc	385,646
226,265	*	Lexicon Pharmaceuticals, Inc	543,036
17,263	*	Ligand Pharmaceuticals, Inc (Class B)	893,533
35,307	*	Luminex Corp	688,487
148,171	*,e	MannKind Corp	724,556
61,119	*	Medicines Co	2,073,156
8,372	*,e	MEI Pharma, Inc	67,143
99,679	*,e	Merrimack Pharmaceuticals, Inc	267,140
85,602	*,e	MiMedx Group, Inc	453,691
44,595	*	Momenta Pharmaceuticals, Inc	730,912
57,217	*,e	Nanosphere, Inc	111,573
111,873	*	Nektar Therapeutics	1,063,912
29,144	*,e	NeoGenomics, Inc	106,084
66,351	*	Neurocrine Biosciences, Inc	626,353
16,237	*,e	NewLink Genetics Corp	271,970
182,638	*	Novavax, Inc	566,178
97,175	*	NPS Pharmaceuticals, Inc	2,796,697
231

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

31,056	*,e	Omeros Corp	$310,560
13,646	*	OncoGenex Pharmaceutical, Inc	95,931
4,450	*,e	OncoMed Pharmaceuticals, Inc	61,900
5,510	*,e	Onconova Therapeutics, Inc	86,727
183,259	*,e	Opko Health, Inc	1,836,255
93,508	*	Orexigen Therapeutics, Inc	456,319
15,845	*,e	Osiris Therapeutics, Inc	210,897
7,927	*	OvaScience, Inc	76,654
47,417	*	Pacific Biosciences of California, Inc	194,884
26,607	*	Pacira Pharmaceuticals, Inc	1,343,920
55,744	*	Parexel International Corp	2,548,058
135,426	e	PDL BioPharma, Inc	1,095,596
165,297	*,e	Peregrine Pharmaceuticals, Inc	213,233
9,454	*,e	Portola Pharmaceuticals, Inc	209,406
28,105	*	Pozen, Inc	176,640
55,648	*	Progenics Pharmaceuticals, Inc	202,559
12,239	*	Prothena Corp plc	294,226
8,950	*,e	PTC Therapeutics, Inc	161,011
21,910	*	Puma Biotechnology, Inc	839,372
50,762	e	Questcor Pharmaceuticals, Inc	3,115,264
59,460	*,e	Raptor Pharmaceutical Corp	855,035
6,435	*	Receptos, Inc	164,479
10,208	*,e	Regulus Therapeutics, Inc	71,150
30,514	*	Repligen Corp	333,823
21,677	*,e	Repros Therapeutics, Inc	391,053
94,651	*	Rigel Pharmaceuticals, Inc	292,472
18,141	*	Sagent Pharmaceuticals	393,478
58,843	*,e	Sangamo Biosciences, Inc	551,359
53,227	*	Santarus, Inc	1,241,786
32,835	*,e	Sarepta Therapeutics, Inc	1,278,595
52,185	*	Sciclone Pharmaceuticals, Inc	246,835
122,424	*,e	Sequenom, Inc	235,054
38,187	*,e	SIGA Technologies, Inc	130,981
62,594	e	Spectrum Pharmaceuticals, Inc	537,682
8,783	*	Stemline Therapeutics, Inc	244,431
15,438	*	Sucampo Pharmaceuticals, Inc (Class A)	95,716
31,579	*	Sunesis Pharmaceuticals, Inc	158,211
12,821	*,e	Supernus Pharmaceuticals, Inc	90,644
18,784	*,e	Synageva BioPharma Corp	954,227
76,295	*,e	Synergy Pharmaceuticals, Inc	308,232
44,352	*,e	Synta Pharmaceuticals Corp	201,358
31,546	*	Targacept, Inc	149,844
12,383	*	TESARO, Inc	476,746
10,128	*	Tetraphase Pharmaceuticals, Inc	126,904
15,321	*	TG Therapeutics, Inc	55,309
79,193	*	TherapeuticsMD, Inc	334,194
43,372	*,e	Threshold Pharmaceuticals, Inc	188,234
31,674	*	Vanda Pharmaceuticals, Inc	226,786
16,181	*,e	Verastem, Inc	161,810
68,073	*	Vical, Inc	85,091
63,098	*	Viropharma, Inc	2,449,464
232

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

97,500	*,e	Vivus, Inc	$915,525
41,847	*,e	Xenoport, Inc	218,860
67,537	*,e	XOMA Corp	304,592
69,535	*,e	ZIOPHARM Oncology, Inc	246,154
68,136	*,e	Zogenix, Inc	199,638
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	86,239,474

REAL ESTATE - 7.6%
53,807		Acadia Realty Trust	1,435,033
29,274		AG Mortgage Investment Trust	478,337
12,625		Agree Realty Corp	398,571
41,736	*	Alexander & Baldwin, Inc	1,544,232
2,173		Alexander’s, Inc	699,184
40,989		Altisource Residential Corp	1,089,078
32,775		American Assets Trust,Inc	1,091,080
58,883		American Capital Mortgage, Inc	1,125,254
151,160		American Realty Capital Properties, Inc	2,005,893
12,124	*	American Residential Properties, Inc	208,897
20,583		AmREIT, Inc (Class B)	362,261
141,496		Anworth Mortgage Asset Corp	694,745
35,716		Apollo Commercial Real Estate Finance, Inc	575,385
22,906		Ares Commercial Real Estate Corp	284,722
19,120		Armada Hoffler Properties, Inc	183,934
363,932		ARMOUR Residential REIT, Inc	1,499,400
59,985		Ashford Hospitality Trust, Inc	783,404
56,199		Associated Estates Realty Corp	862,093
7,998	*	AV Homes, Inc	152,762
11,028		Aviv REIT, Inc	280,111
63,091		Campus Crest Communities, Inc	631,541
86,087		Capital Lease Funding, Inc	731,739
92,533		Capstead Mortgage Corp	1,094,665
67,806		Cedar Shopping Centers, Inc	387,172
232,420		Chambers Street Properties	2,168,479
21,192		Chatham Lodging Trust	399,681
47,260		Chesapeake Lodging Trust	1,113,918
63,082		Colony Financial, Inc	1,276,149
4,937		Consolidated-Tomoka Land Co	185,236
20,483		Coresite Realty	664,469
162,952		Cousins Properties, Inc	1,846,246
131,246		CubeSmart	2,397,864
18,156		CyrusOne, Inc	353,860
168,246		CYS Investments, Inc	1,428,409
283,539		DCT Industrial Trust, Inc	2,197,427
192,989		DiamondRock Hospitality Co	2,198,145
60,992		DuPont Fabros Technology, Inc	1,515,651
56,135		Dynex Capital, Inc	485,006
29,922		EastGroup Properties, Inc	1,904,835
111,607		Education Realty Trust, Inc	1,020,088
8,311		Ellington Residential Mortgage REIT	129,818
50,065		Entertainment Properties Trust	2,571,839
58,702		Equity One, Inc	1,415,305
45,260		Excel Trust, Inc	546,741
233

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

120,666	*	FelCor Lodging Trust, Inc	$810,876
103,728		First Industrial Realty Trust, Inc	1,874,365
59,106		First Potomac Realty Trust	726,413
33,007	*	Forestar Real Estate Group, Inc	737,046
86,724		Franklin Street Properties Corp	1,144,757
24,432		Getty Realty Corp	468,606
14,495		Gladstone Commercial Corp	273,955
141,322		Glimcher Realty Trust	1,448,551
53,385		Government Properties Income Trust	1,305,263
58,318	*	Gramercy Property Trust, Inc	266,513
92,579		Healthcare Realty Trust, Inc	2,222,822
195,631		Hersha Hospitality Trust	1,109,228
88,451		Highwoods Properties, Inc	3,414,209
42,865		Hudson Pacific Properties	886,877
84,785		Inland Real Estate Corp	906,352
129,791		Invesco Mortgage Capital, Inc	2,005,271
98,501		Investors Real Estate Trust	849,079
83,065	*	iStar Financial, Inc	1,049,111
13,524		JAVELIN Mortgage Investment Corp	160,530
55,458	e	Kennedy-Wilson Holdings, Inc	1,111,378
91,077		Kite Realty Group Trust	582,893
100,659		LaSalle Hotel Properties	3,125,462
173,563		Lexington Corporate Properties Trust	2,030,687
33,782		LTC Properties, Inc	1,332,700
156,391		Medical Properties Trust, Inc	2,039,339
41,393		Monmouth Real Estate Investment Corp (Class A)	381,643
23,904		National Health Investors, Inc	1,494,478
247,164		New Residential Investment Corp	1,633,754
60,574		New York Mortgage Trust, Inc	388,885
233,618		NorthStar Realty Finance Corp	2,179,656
12,832		One Liberty Properties, Inc	271,268
41,060		Parkway Properties, Inc	743,597
59,714		Pebblebrook Hotel Trust	1,803,363
64,460		Pennsylvania Real Estate Investment Trust	1,168,660
68,004		Pennymac Mortgage Investment Trust	1,568,852
14,250		Physicians Realty Trust	178,980
39,380		Potlatch Corp	1,607,885
17,954		PS Business Parks, Inc	1,463,071
70,125		RAIT Investment Trust	529,444
58,805		Ramco-Gershenson Properties	956,169
78,978		Redwood Trust, Inc	1,383,695
123,741		Resource Capital Corp	761,007
69,164		Retail Opportunities Investment Corp	1,023,627
15,960	*	Rexford Industrial Realty, Inc	217,375
120,382		RLJ Lodging Trust	3,040,849
20,965		Rouse Properties, Inc	423,912
43,007		Ryman Hospitality Properties	1,587,388
36,654		Sabra Healthcare REIT, Inc	985,993
7,699		Saul Centers, Inc	361,853
21,175		Select Income REIT	583,371
13,487		Silver Bay Realty Trust Corp	208,509
30,831		Sovran Self Storage, Inc	2,358,263
234

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

41,450		STAG Industrial, Inc	$866,720
176,703	*	Strategic Hotels & Resorts, Inc	1,537,316
78,750		Summit Hotel Properties, Inc	723,713
34,558		Sun Communities, Inc	1,540,250
156,255		Sunstone Hotel Investors, Inc	2,070,379
14,110	*	Tejon Ranch Co	522,352
24,421		Terreno Realty Corp	434,205
34,214		Thomas Properties Group, Inc	232,655
15,625		UMH Properties, Inc	157,188
12,246		Universal Health Realty Income Trust	537,844
24,384		Urstadt Biddle Properties, Inc (Class A)	481,340
64,144		Washington Real Estate Investment Trust	1,681,214
25,274		Western Asset Mortgage Capital Corp	407,164
19,359		Whitestone REIT	266,961
28,179		Winthrop Realty Trust	331,667
6,456		ZAIS Financial Corp	112,334
		TOTAL REAL ESTATE	117,509,791

RETAILING - 4.1%
25,632	*	1-800-FLOWERS.COM, Inc (Class A)	139,182
74,273	*,e	Aeropostale, Inc	689,996
7,689	*	America’s Car-Mart, Inc	351,695
45,330	*	Ann Taylor Stores Corp	1,602,869
30,131	*	Asbury Automotive Group, Inc	1,447,795
18,328	*	Audiovox Corp (Class A)	284,267
38,435	*,e	Barnes & Noble, Inc	543,087
37,554		Bebe Stores, Inc	226,451
17,760		Big 5 Sporting Goods Corp	335,842
12,340	*	Blue Nile, Inc	506,804
15,527	*	Body Central Corp	86,951
16,877	e	Bon-Ton Stores, Inc	193,242
42,065		Brown Shoe Co, Inc	943,939
27,488	e	Buckle, Inc	1,345,263
27,499		Cato Corp (Class A)	824,145
22,267	*	Children’s Place Retail Stores, Inc	1,215,556
34,123	*	Christopher & Banks Corp	196,890
14,318	*	Citi Trends, Inc	210,188
21,720	*,e	Conn’s, Inc	1,312,757
11,667		Core-Mark Holding Co, Inc	825,207
14,178		Destination Maternity Corp	442,921
40,810	*	Destination XL Group, Inc	283,629
82,772	*	Express Parent LLC	1,921,138
47,823		Finish Line, Inc (Class A)	1,197,488
31,944	*,e	Five Below, Inc	1,541,617
43,069	*,e	Francesca’s Holdings Corp	774,811
36,581		Fred’s, Inc (Class A)	592,612
23,401	*	Genesco, Inc	1,593,842
8,122		Gordmans Stores, Inc	80,408
21,029		Group 1 Automotive, Inc	1,345,856
18,593		Haverty Furniture Cos, Inc	517,071
12,762	*,e	HHgregg, Inc	197,939
25,644	*,e	Hibbett Sports, Inc	1,495,815
235

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

33,306		HSN, Inc	$1,745,234
27,607	*	JOS A Bank Clothiers, Inc	1,324,584
13,690	*	Kirkland’s, Inc	242,997
21,612		Lithia Motors, Inc (Class A)	1,358,314
26,614	*,e	Lumber Liquidators, Inc	3,039,053
22,759	*	MarineMax, Inc	335,240
13,055	*,e	Mattress Firm Holding Corp	392,433
48,652		Men’s Wearhouse, Inc	2,057,980
30,785	e	Monro Muffler, Inc	1,416,110
28,143	*	New York & Co, Inc	144,092
27,231		Nutri/System, Inc	511,943
241,793	*	Office Depot, Inc	1,351,623
84,942	e	OfficeMax, Inc	1,272,431
23,756	*	Orbitz Worldwide, Inc	219,505
10,900	*	Overstock.com, Inc	255,387
41,244	*	Pacific Sunwear Of California, Inc	110,946
41,624		Penske Auto Group, Inc	1,649,143
50,147	*	PEP Boys - Manny Moe & Jack	648,902
19,480	e	PetMed Express, Inc	289,083
93,151		Pier 1 Imports, Inc	1,944,993
97,182	*,e	RadioShack Corp	273,081
52,604		Rent-A-Center, Inc	1,801,161
17,604	*,e	Restoration Hardware Holdings, Inc	1,227,703
8,650	*	RetailMeNot, Inc	282,163
102,730	*,e	Saks, Inc	1,642,653
8,576	*	Sears Hometown and Outlet Stores, Inc	238,927
53,854	*	Select Comfort Corp	986,605
15,247		Shoe Carnival, Inc	396,270
36,974	*	Shutterfly, Inc	1,816,902
38,892		Sonic Automotive, Inc (Class A)	866,514
32,196	e	Stage Stores, Inc	664,847
28,230		Stein Mart, Inc	416,957
9,601		Systemax, Inc	91,209
18,529	*,e	Tile Shop Holdings, Inc	413,753
12,100	*	Tilly’s, Inc	176,176
7,804		Trans World Entertainment Corp	33,791
41,273	*	Tuesday Morning Corp	584,013
38,649	*	Valuevision International, Inc (Class A)	206,386
20,247	*,e	Vitacost.com, Inc	160,154
29,312	*	Vitamin Shoppe, Inc	1,375,026
14,223	*	West Marine, Inc	173,663
85,185	*	Wet Seal, Inc (Class A)	281,962
38,049	*	WEX, Inc	3,551,874
2,335		Winmark Corp	170,945
30,943	*	Zale Corp	483,639
20,898	*,e	Zumiez, Inc	619,417
		TOTAL RETAILING	64,513,057

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
39,355	*	Advanced Energy Industries, Inc	821,732
16,875	*	Alpha & Omega Semiconductor Ltd	124,200
17,724	*	Ambarella, Inc	364,228
236

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

71,015	*,e	Amkor Technology, Inc	$377,090
92,637	*	Anadigics, Inc	187,127
70,505	*	Applied Micro Circuits Corp	822,088
30,208	*	ATMI, Inc	825,887
104,971	*	Axcelis Technologies, Inc	227,787
65,973		Brooks Automation, Inc	635,980
23,384	*	Cabot Microelectronics Corp	956,172
49,519	*	Cavium Networks, Inc	1,996,111
21,431	*	Ceva, Inc	307,106
16	*,m	China Energy Savings Technology, Inc	0
62,514	*,e	Cirrus Logic, Inc	1,402,189
24,765		Cohu, Inc	236,753
142,525	e	Cypress Semiconductor Corp	1,322,632
35,368	*	Diodes, Inc	856,613
16,430	*	DSP Group, Inc	122,404
134,432	*	Entegris, Inc	1,391,371
82,118	*	Entropic Communications, Inc	351,465
36,691	*	Exar Corp	423,047
55,544	*	Formfactor, Inc	289,940
17,298	*	GSI Technology, Inc	121,432
116,548	*,e	GT Solar International, Inc	874,110
31,125	*	Hittite Microwave Corp	1,988,576
25,111	*	Inphi Corp	370,136
128,196	*	Integrated Device Technology, Inc	1,364,005
30,239	*	Integrated Silicon Solution, Inc	325,976
15,263	*	Intermolecular, Inc	88,525
67,589	*	International Rectifier Corp	1,760,018
122,761		Intersil Corp (Class A)	1,370,013
22,224		IXYS Corp	258,465
61,244	*	Kopin Corp	224,766
115,411	*	Lattice Semiconductor Corp	592,058
49,044	*	LTX-Credence Corp	300,640
9,162	*	MA-COM Technology Solutions	158,228
25,932	*	MaxLinear, Inc	224,571
45,201		Micrel, Inc	415,849
91,004	*	Microsemi Corp	2,286,931
43,376	*,e	Mindspeed Technologies, Inc	125,357
51,465		MKS Instruments, Inc	1,525,423
35,438		Monolithic Power Systems, Inc	1,128,346
41,438	*	MoSys, Inc	182,327
22,006	*	Nanometrics, Inc	408,871
19,646	*	NeoPhotonics Corp Ltd	139,290
4,891	*	NVE Corp	261,033
53,041	*	Omnivision Technologies, Inc	743,104
23,902	*	PDF Solutions, Inc	549,029
25,914	*,e	Peregrine Semiconductor Corp	210,940
22,985	*	Pericom Semiconductor Corp	185,719
62,561	*	Photronics, Inc	525,512
47,536	*	PLX Technology, Inc	287,117
198,180	*	PMC - Sierra, Inc	1,163,317
28,094		Power Integrations, Inc	1,613,719
108,049	*	Rambus, Inc	944,348
237

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

272,057	*	RF Micro Devices, Inc	$1,428,299
18,711	*,e	Rubicon Technology, Inc	160,915
30,742	*	Rudolph Technologies, Inc	325,865
66,319	*	Semtech Corp	2,063,184
32,148	*	Sigma Designs, Inc	174,885
73,194	*	Silicon Image, Inc	384,269
47,854	*	Spansion, Inc	572,812
261,871	*	SunEdison, Inc	2,435,400
40,825	*,e	SunPower Corp	1,232,507
8,965		Supertex, Inc	228,697
51,427		Tessera Technologies, Inc	978,142
157,646	*	Triquint Semiconductor, Inc	1,250,133
21,364	*	Ultra Clean Holdings	198,899
28,087	*	Ultratech, Inc	668,190
38,027	*	Veeco Instruments, Inc	1,110,769
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	49,972,639

SOFTWARE & SERVICES - 9.1%
55,718	*	Accelrys, Inc	520,963
39,097	*	ACI Worldwide, Inc	2,155,027
53,315	*	Active Network, Inc	769,869
45,306	*	Actuate Corp	362,901
72,415	*	Acxiom Corp	2,406,350
32,437		Advent Software, Inc	1,088,261
21,231		American Software, Inc (Class A)	185,771
40,313	*,e	Angie’s List, Inc	568,010
91,569	*	Aspen Technology, Inc	3,500,683
23,985	*	AVG Technologies NV	482,098
44,551	*,e	Bankrate, Inc	750,239
49,897	*,e	Bazaarvoice, Inc	468,034
44,872		Blackbaud, Inc	1,615,392
11,152	*,e	Blackhawk Network Holdings, Inc	254,935
40,269	*	Blucora, Inc	951,556
36,681	*	Bottomline Technologies, Inc	1,152,517
27,768	*	Brightcove, Inc	424,017
27,126	*	BroadSoft, Inc	887,563
22,371	*	CACI International, Inc (Class A)	1,610,265
37,093	*	Callidus Software, Inc	383,913
12,373	*	Carbonite, Inc	163,819
43,154	*	Cardtronics, Inc	1,693,794
10,479		Cass Information Systems, Inc	600,761
6,357	*	ChannelAdvisor Corp	221,605
74,565	*	Ciber, Inc	242,336
45,143	*	Commvault Systems, Inc	3,524,765
15,034		Computer Task Group, Inc	257,532
34,746	*	comScore, Inc	928,413
21,937	*	Comverse, Inc	692,770
31,135	*	Constant Contact, Inc	806,708
101,220		Convergys Corp	1,998,083
39,671	*	Cornerstone OnDemand, Inc	1,879,215
27,750	*	CoStar Group, Inc	4,911,473
33,675		CSG Systems International, Inc	938,185
238

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

5,810	*	Cvent, Inc	$180,052
6,787	*,e	Cyan, Inc	31,967
42,160	*	DealerTrack Holdings, Inc	1,572,568
35,510	*,e	Demand Media, Inc	169,738
16,115	*	Demandware, Inc	796,887
38,516	*	Dice Holdings, Inc	284,248
34,897	*	Digital River, Inc	622,562
5,389		DMRC Corp	113,492
14,319	*,e	E2open, Inc	322,178
103,539		Earthlink, Inc	523,907
12,883	e	Ebix, Inc	146,609
14,069	*	eGain Corp	161,512
26,618	*,e	Ellie Mae, Inc	769,260
22,065	*	Envestnet, Inc	800,960
20,862	*	EPAM Systems, Inc	781,699
33,655		EPIQ Systems, Inc	503,479
3,719		ePlus, Inc	202,165
48,893	*	Euronet Worldwide, Inc	2,121,956
29,031		EVERTEC, Inc	681,067
31,801	*	ExlService Holdings, Inc	919,367
34,559		Fair Isaac Corp	1,979,540
16,529	*	FleetMatics Group plc	524,796
12,907		Forrester Research, Inc	500,921
17,421	*,m	Gerber Scientific, Inc	0
7,420	*	Gigamon, Inc	228,388
67,305	*	Global Cash Access, Inc	558,632
18,909	*	Global Eagle Entertainment, Inc	192,494
71,909	*,e	Glu Mobile, Inc	244,491
10,590	*,e	Gogo, Inc	197,398
15,060	*	Guidance Software, Inc	131,624
47,905	*	Guidewire Software, Inc	2,429,742
28,244		Hackett Group, Inc	201,097
35,810	e	Heartland Payment Systems, Inc	1,448,515
29,763	*,e	Higher One Holdings, Inc	236,616
34,542	*	iGate Corp	1,099,817
19,883	*	Imperva, Inc	762,314
49,213	*	Infoblox, Inc	2,187,518
15,042	*	Interactive Intelligence, Inc	924,331
56,117	*	Internap Network Services Corp	407,971
44,954	e	j2 Global, Inc	2,471,571
38,270	*,e	Jive Software, Inc	416,760
28,283	*	Knot, Inc	392,568
52,932	*	Limelight Networks, Inc	101,629
55,406	*	Lionbridge Technologies	241,570
25,448	*,e	Liquidity Services, Inc	664,447
55,674	*	Liveperson, Inc	519,995
24,327	*	LogMeIn, Inc	785,762
5,910	*,e	Luxoft Holding, Inc	172,690
17,947	*	magicJack VocalTec Ltd	202,442
18,891	*	Manhattan Associates, Inc	2,012,080
23,797	e	Mantech International Corp (Class A)	664,888
21,268		Marchex, Inc (Class B)	189,711
239

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

8,089	*,e	Marin Software, Inc	$93,752
6,803	*	Marketo, Inc	229,669
67,100		MAXIMUS, Inc	3,250,995
93,594		Mentor Graphics Corp	2,066,556
8,918	*	MicroStrategy, Inc (Class A)	1,087,907
33,574	*,e	Millennial Media, Inc	236,025
24,067	*,e	Mitek Systems, Inc	127,314
7,154	*,e	Model N, Inc	64,314
35,712	*	ModusLink Global Solutions, Inc	147,133
21,833	*	MoneyGram International, Inc	460,895
36,654		Monotype Imaging Holdings, Inc	1,034,376
119,060	*	Monster Worldwide, Inc	514,339
37,695	*	Move, Inc	639,684
35,534	*	Netscout Systems, Inc	1,006,323
64,009		NIC, Inc	1,575,902
22,037	*,e	OpenTable, Inc	1,531,131
17,151		Pegasystems, Inc	652,767
33,530	*	Perficient, Inc	606,558
37,576	*,e	Planet Payment, Inc	102,207
23,052	*	PRG-Schultz International, Inc	165,513
53,227	*	Progress Software Corp	1,381,773
21,801	*	Proofpoint, Inc	689,784
21,511	*	PROS Holdings, Inc	760,414
116,927	*	PTC, Inc	3,241,216
4,272		QAD, Inc (Class A)	63,738
84,049	*	QLIK Technologies, Inc	2,129,802
14,552	*	Qualys, Inc	302,682
30,845	*	QuinStreet, Inc	274,212
6,073	*	Rally Software Development Corp	162,939
20,099	*	RealNetworks, Inc	154,159
45,323	*,e	RealPage, Inc	1,111,773
7,367	*	Reis, Inc	132,532
36,377	*	Responsys, Inc	594,400
11,894	*	Rosetta Stone, Inc	180,551
14,974	e	Sapiens International Corp NV	96,582
108,826	*	Sapient Corp	1,720,539
22,317	*	Sciquest, Inc	487,403
33,943	*	Seachange International, Inc	481,651
58,147	*	ServiceSource International LLC	629,151
6,974	*,e	Shutterstock, Inc	493,759
5,854	*	Silver Spring Networks, Inc	127,851
18,383	*	Spark Networks, Inc	131,622
14,672	*	SPS Commerce, Inc	999,897
57,124	*	SS&C Technologies Holdings, Inc	2,244,973
13,371	*	Stamps.com, Inc	607,578
46,503	*	SupportSoft, Inc	207,403
39,492	*	Sykes Enterprises, Inc	739,290
28,479	*	Synchronoss Technologies, Inc	985,943
14,902		Syntel, Inc	1,279,188
36,628	*	TA Indigo Holding Corp	380,565
78,680	*	Take-Two Interactive Software, Inc	1,409,159
30,241	*,e	Tangoe, Inc	577,603
240

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

51,989	*	TeleCommunication Systems, Inc (Class A)	$118,535
17,382	*	TeleNav, Inc	126,020
20,263	*	TeleTech Holdings, Inc	536,362
4,850	*,e	Textura Corp	185,901
122,898	*	TiVo, Inc	1,633,314
7,537	*	Travelzoo, Inc	162,272
7,180	*	Tremor Video, Inc	69,215
26,611	*	Trulia, Inc	1,063,642
30,618	*	Tyler Technologies, Inc	2,961,067
27,094	*	Ultimate Software Group, Inc	4,185,481
42,766	*	Unisys Corp	1,126,884
90,885		United Online, Inc	785,246
91,628	*	Unwired Planet, Inc	148,437
73,704	*,e	Valueclick, Inc	1,415,854
26,581	*	Vasco Data Security International	199,623
51,776	*	Verint Systems, Inc	1,890,860
42,484	*,e	VirnetX Holding Corp	923,602
20,447	*	Virtusa Corp	635,493
31,432	*,e	VistaPrint Ltd	1,698,900
17,774	*	Vocus, Inc	153,745
67,169	*,e	Vringo, Inc	189,417
30,834	*,e	WebMD Health Corp (Class A)	1,085,973
41,192	*	Website Pros, Inc	1,110,124
8,301	*	Xoom Corp	246,955
29,358	*	Yelp, Inc	1,989,005
5,110	*,e	YuMe, Inc	42,106
22,964	*,e	Zillow, Inc	1,828,623
62,199	*	Zix Corp	253,772
		TOTAL SOFTWARE & SERVICES	141,335,734

TECHNOLOGY HARDWARE & EQUIPMENT - 5.0%
57,697		Adtran, Inc	1,354,726
13,220	*	Agilysys, Inc	155,335
11,654		Alliance Fiber Optic Products, Inc	216,415
11,253	*	Anaren, Inc	281,100
26,167	*	Anixter International, Inc	2,237,017
112,391	*	ARRIS Group, Inc	2,007,303
110,410	*	Aruba Networks, Inc	2,071,292
8,815	*	Audience, Inc	100,667
30,662	*	Avid Technology, Inc	228,432
16,608	*	AX Holding Corp	128,712
14,296		Badger Meter, Inc	743,535
8,741		Bel Fuse, Inc (Class B)	183,911
42,674		Belden CDT, Inc	2,870,253
52,431	*	Benchmark Electronics, Inc	1,191,757
16,503		Black Box Corp	413,235
34,910	*	CalAmp Corp	821,432
37,566	*	Calix Networks, Inc	382,046
41,110	*	Checkpoint Systems, Inc	699,692
98,871	*	Ciena Corp	2,300,728
84,896		Cognex Corp	2,653,000
24,022		Coherent, Inc	1,590,016
241

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

17,328		Comtech Telecommunications Corp	$520,187
4,350	*,e	Control4 Corp	71,557
38,737	*	Cray, Inc	866,159
34,113		CTS Corp	635,184
34,578		Daktronics, Inc	413,553
18,994	*	Datalink Corp	195,068
23,236	*	Digi International, Inc	234,219
17,209	*	DTS, Inc	344,180
18,247		Electro Rent Corp	331,001
23,037		Electro Scientific Industries, Inc	275,983
44,762	*	Electronics for Imaging, Inc	1,535,784
85,424	*	Emulex Corp	643,243
91,951	*	Extreme Networks, Inc	492,857
28,690	*	Fabrinet	480,271
17,406	*	FARO Technologies, Inc	826,785
40,737		FEI Co	3,628,852
90,984	*	Finisar Corp	2,093,542
73,986	*,e	Fusion-io, Inc	795,349
25,279	*	Globecomm Systems, Inc	354,664
29,697	*	GSI Group, Inc	296,376
98,680	*	Harmonic, Inc	721,351
54,128	*	Harris Stratex Networks, Inc (Class A)	111,504
25,395	*,e	Hutchinson Technology, Inc	94,469
36,196	*	Imation Corp	168,311
26,405	*	Immersion Corp	335,872
113,108	*,e	Infinera Corp	1,154,833
43,969	*	Insight Enterprises, Inc	926,427
39,630	e	InterDigital, Inc	1,535,662
55,845	*,e	InvenSense, Inc	943,222
38,961	*	Itron, Inc	1,662,466
55,263	*	Ixia	783,629
43,373	*	Kemet Corp	245,925
13,369	*	KVH Industries, Inc	183,690
21,357		Littelfuse, Inc	1,815,986
28,731	*	Maxwell Technologies, Inc	215,482
15,097	*	Measurement Specialties, Inc	841,356
30,685	*	Mercury Computer Systems, Inc	282,916
2,786		Mesa Laboratories, Inc	193,989
36,811		Methode Electronics, Inc	941,625
15,397		MTS Systems Corp	1,005,732
8,095	*	Multi-Fineline Electronix, Inc	108,554
30,993	*,e	Neonode, Inc	167,672
37,732	*	Netgear, Inc	1,085,172
37,094	*	Newport Corp	588,682
12,335	*	Numerex Corp	145,676
18,072	*	Oplink Communications, Inc	329,814
19,395	*	OSI Systems, Inc	1,412,732
19,906		Park Electrochemical Corp	558,363
92,494	*,e	Parkervision, Inc	253,434
9,596		PC Connection, Inc	191,824
18,630		PC-Tel, Inc	171,582
42,058		Plantronics, Inc	1,805,971
242

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

32,804	*	Plexus Corp	$1,255,737
19,855	*,e	Procera Networks, Inc	280,948
87,360	*	QLogic Corp	1,078,896
202,570	*	Quantum Corp	251,187
34,136	*	Rackable Systems, Inc	435,917
22,283	*	Radisys Corp	67,295
38,506	*,e	RealD, Inc	266,462
10,218		Richardson Electronics Ltd	117,711
27,019	*	Rofin-Sinar Technologies, Inc	709,249
16,809	*	Rogers Corp	1,024,677
42,825	*	Ruckus Wireless, Inc	620,962
79,747	*	Sanmina Corp	1,161,116
27,266	*	Scansource, Inc	1,048,650
57,749	*	ShoreTel, Inc	459,105
212,176	*	Sonus Networks, Inc	636,528
35,271	*	Speed Commerce, Inc	129,445
30,575	*	Super Micro Computer, Inc	425,604
35,911	*	Symmetricom, Inc	257,482
31,893	*,e	Synaptics, Inc	1,483,024
25,902	*	SYNNEX Corp	1,587,793
336,632		Tellabs, Inc	821,382
5,443		Tessco Technologies, Inc	192,845
52,184	*	TTM Technologies, Inc	456,610
12,078	e	Ubiquiti Networks, Inc	465,969
10,841	*,e	Uni-Pixel, Inc	178,334
38,995	*,e	Universal Display Corp	1,243,941
38,823	*	Viasat, Inc	2,566,977
2,330	*	Viasystems Group, Inc	34,950
13,679	*	Vishay Precision Group, Inc	224,336
36,257	*	Westell Technologies, Inc	130,163
15,415	*	Zygo Corp	238,008
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	78,500,644

TELECOMMUNICATION SERVICES - 0.7%
72,581	*	8x8, Inc	831,778
8,807		Atlantic Tele-Network, Inc	488,084
17,606	*,e	Boingo Wireless, Inc	119,369
25,188	*	Cbeyond Communications, Inc	162,211
206,387	*	Cincinnati Bell, Inc	590,267
45,837		Cogent Communications Group, Inc	1,610,254
38,325	e	Consolidated Communications Holdings, Inc	713,995
20,553	*,e	Fairpoint Communications, Inc	191,965
30,412	*	General Communication, Inc (Class A)	289,218
9,958	*	Hawaiian Telcom Holdco, Inc	264,683
11,706		HickoryTech Corp	156,626
14,761		IDT Corp (Class B)	323,118
55,117	*	inContact, Inc	418,338
32,029		Inteliquent, Inc	411,573
65,874	*,e	Iridium Communications, Inc	397,220
52,658	*	Leap Wireless International, Inc	847,794
15,024		Lumos Networks Corp	330,678
166,816	*,e	NII Holdings, Inc (Class B)	573,847
243

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

14,572		NTELOS Holdings Corp	$277,451
35,843	*	Orbcomm, Inc	216,133
48,667	*	Premiere Global Services, Inc	438,490
12,946		PTGi Holding, Inc	45,570
23,578		Shenandoah Telecom Co	653,818
7,380	*	Straight Path Communications, Inc	40,295
68	*,m	Touch America Holdings, Inc	0
67,591	*,e	Towerstream Corp	162,218
22,936		USA Mobility, Inc	342,205
156,886	*	Vonage Holdings Corp	585,185
		TOTAL TELECOMMUNICATION SERVICES	11,482,383

TRANSPORTATION - 1.8%
49,368	*	Air Transport Services Group, Inc	357,424
14,909		Allegiant Travel Co	1,554,561
26,405		Arkansas Best Corp	722,705
25,649	*	Atlas Air Worldwide Holdings, Inc	949,782
20,769		Celadon Group, Inc	385,057
16,972	*	Echo Global Logistics, Inc	312,455
29,699		Forward Air Corp	1,202,216
53,681	*,e	Hawaiian Holdings, Inc	442,868
43,507		Heartland Express, Inc	624,761
35,572	*	Hub Group, Inc (Class A)	1,306,560
5,482		International Shipholding Corp	136,063
226,624	*,e	JetBlue Airways Corp	1,606,764
57,843		Knight Transportation, Inc	981,596
24,067		Marten Transport Ltd	424,542
41,504		Matson, Inc	1,124,343
33,271	*	Pacer International, Inc	265,503
8,389	*	Park-Ohio Holdings Corp	347,389
5,252	*	Patriot Transportation Holding, Inc	194,166
21,890	*	Quality Distribution, Inc	225,029
47,604	*	Republic Airways Holdings, Inc	560,775
18,234	*	Roadrunner Transportation Services Holdings, Inc	483,201
23,248	*	Saia, Inc	756,257
51,318		Skywest, Inc	771,823
58,205	*	Spirit Airlines, Inc	2,511,546
81,772	*,e	Swift Transportation Co, Inc	1,781,812
18,824	*	Ultrapetrol Bahamas Ltd	67,766
4,949		Universal Truckload Services, Inc	131,940
182,539	*,e	US Airways Group, Inc	4,010,382
87,491		UTI Worldwide, Inc	1,329,863
44,211		Werner Enterprises, Inc	1,023,927
38,913	*	Wesco Aircraft Holdings, Inc	712,886
29,292	*,e	XPO Logistics, Inc	591,113
11,226	*,e	YRC Worldwide, Inc	106,422
		TOTAL TRANSPORTATION	28,003,497

UTILITIES - 3.1%
38,514		Allete, Inc	1,946,112
37,658		American States Water Co	1,072,500
6,341		Artesian Resources Corp	145,209
244

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

121,509	e	Atlantic Power Corp	$545,575
58,224		Avista Corp	1,618,045
42,842		Black Hills Corp	2,172,946
46,680		California Water Service Group	1,017,624
9,432		Chesapeake Utilities Corp	513,195
59,331		Cleco Corp	2,749,398
11,662		Connecticut Water Service, Inc	373,767
14,392		Consolidated Water Co, Inc	216,456
5,749		Delta Natural Gas Co, Inc	128,318
96,572	*,e	Dynegy, Inc	1,876,394
39,751		El Paso Electric Co	1,398,043
42,216		Empire District Electric Co	949,438
11,805	*	Genie Energy Ltd	121,946
49,288		Idacorp, Inc	2,543,261
31,779		Laclede Group, Inc	1,495,837
23,171		MGE Energy, Inc	1,304,759
15,216		Middlesex Water Co	315,428
40,272		New Jersey Resources Corp	1,853,720
26,406		Northwest Natural Gas Co	1,146,813
36,721		NorthWestern Corp	1,683,291
22,050	*	NRG Yield, Inc	781,011
17,698	e	Ormat Technologies, Inc	461,387
36,008		Otter Tail Corp	1,074,119
73,435		Piedmont Natural Gas Co, Inc	2,507,071
77,150		PNM Resources, Inc	1,845,428
73,933		Portland General Electric Co	2,121,877
15,112	*,e	Pure Cycle Corp	100,948
15,987		SJW Corp	451,313
31,605		South Jersey Industries, Inc	1,882,078
45,412		Southwest Gas Corp	2,464,055
54,821		UIL Holdings Corp	2,111,705
14,908		Unitil Corp	450,520
40,785		UNS Energy Corp	2,018,042
49,853		WGL Holdings, Inc	2,243,883
12,436		York Water Co	257,549
		TOTAL UTILITIES	47,959,061

		TOTAL COMMON STOCKS	1,546,676,478
		(Cost $1,185,523,279)

RIGHTS / WARRANTS - 0.0%
CONSUMER SERVICES - 0.0%
35,025	m	Caesars Entertainment Corp	80,207
		TOTAL CONSUMER SERVICES	80,207

ENERGY - 0.0%
16,387	m	Magnum Hunter Resources Corp	0
		TOTAL ENERGY	0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
8,325	*,m	Forest Laboratories, Inc CVR	7,909
48,374	e	Cubist Pharmaceuticals, Inc	93,362
245

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

5,149	*,m	Omthera Pharmaceuticals, Inc	$3,089
34,794	m	Trius Therapeutics, Inc	4,523
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	108,883

REAL ESTATE - 0.0%
1,893		Tejon Ranch Co	10,127
		TOTAL REAL ESTATE	10,127

		TOTAL RIGHTS / WARRANTS	199,217
		(Cost $119,165)

SHORT-TERM INVESTMENTS - 13.8%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 13.8%
214,865,928	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	214,865,928
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	214,865,928
		TOTAL SHORT-TERM INVESTMENTS	214,865,928
		(Cost $214,865,928)

		TOTAL INVESTMENTS - 113.2%	1,761,741,623
		(Cost $1,400,508,372)
		OTHER ASSETS & LIABILITIES, NET - (13.2)%	(206,091,366)
		NET ASSETS - 100.0%	$1,555,650,257

Abbreviation(s):
	REIT	Real Estate Investment Trust

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $207,075,176.
m	Indicates a security that has been deemed illiquid.
246

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2013

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.3%

BRAZIL - 10.5%
17,958		AES Tiete S.A.	$175,556
71,200		All America Latina Logistica S.A.	254,548
72,055		Anhanguera Educacional Participacoes S.A.	431,005
20,600		Arteris S.A.	183,688
114,430		Banco Bradesco S.A.	1,834,292
392,464		Banco Bradesco S.A. (Preference)	5,654,203
105,686		Banco do Brasil S.A.	1,398,944
29,068		Banco do Estado do Rio Grande do Sul	209,556
468,110		Banco Itau Holding Financeira S.A.	7,242,989
168,339		Banco Santander Brasil S.A.	1,145,468
107,600		BB Seguridade Participacoes S.A.	1,175,329
349,374		BM&F Bovespa S.A.	1,962,895
71,200		BR Malls Participacoes S.A.	687,788
31,800		BR Properties S.A.	269,708
37,665		Bradespar S.A.	447,694
27,215		Braskem S.A.	240,450
42,876		Centrais Eletricas Brasileiras S.A.	135,889
36,392		Centrais Eletricas Brasileiras S.A. (Preference)	188,739
36,089		CETIP S.A.-Balcao Organizado de Ativos e Derivativos	398,831
23,057		Cia Brasileira de Distribuicao Grupo Pao de Acucar	1,145,474
26,000		Cia de Bebidas das Americas	968,530
166,056		Cia de Concessoes Rodoviarias	1,380,959
62,600		Cia de Saneamento Basico do Estado de Sao Paulo	663,402
8,700		Cia de Saneamento de Minas Gerais-COPASA	140,508
103,767		Cia Energetica de Minas Gerais	923,166
31,920		Cia Energetica de Sao Paulo (Class B)	333,228
25,685		Cia Hering	373,202
17,595		Cia Paranaense de Energia	245,365
128,230		Cia Siderurgica Nacional S.A.	697,761
66,036		Companhia Brasileira de Meios de Pagamento	2,002,645
41,036		Cosan SA Industria e Comercio	820,665
44,000		CPFL Energia S.A.	375,622
48,005		Cyrela Brazil Realty S.A.	356,883
31,228		EcoRodovias Infraestrutura e Logistica S.A.	211,616
45,100		EDP - Energias do Brasil S.A.	257,691
109,479		Empresa Brasileira de Aeronautica S.A.	799,028
28,344	*	Eneva S.A.	56,811
45,900		Estacio Participacoes S.A.	354,464
45,263	*	Fibria Celulose S.A.	586,952
157,775		Gerdau S.A. (Preference)	1,245,020
62,282		Hypermarcas S.A.	543,529
121,664		JBS S.A.	437,191
90,620		Klabin S.A.	481,376
35,100		Kroton Educacional S.A.	518,619
247

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

23,191		Localiza Rent A Car	$378,026
15,300		Lojas Americanas S.A.	95,616
73,837		Lojas Americanas S.A.(Preference)	546,477
22,930		Lojas Renner S.A.	691,542
5,500		M Dias Branco S.A.	257,961
70,400		Marcopolo S.A.	181,491
47,517		Metalurgica Gerdau S.A.	484,257
58,056		MRV Engenharia e Participacoes S.A.	250,603
12,700		Multiplan Empreendimentos Imobiliarios S.A.	298,140
4,900		Multiplus S.A.	60,698
31,792		Natura Cosmeticos S.A.	635,783
45,153		Odontoprev S.A.	186,643
113,465		Oi S.A.(Preference)	189,720
121,556		Perdigao S.A.	2,854,140
576,772		Petroleo Brasileiro S.A.	5,014,396
815,746		Petroleo Brasileiro S.A. (Preference)	7,396,466
14,681		Porto Seguro S.A.	184,479
36,200	*	Qualicorp S.A.	339,021
36,600		Raia Drogasil S.A.	267,160
44,819		Satipel Industrial S.A.	278,426
71,145		Souza Cruz S.A.	769,504
14,905		Sul America SA	109,116
54,500		Suzano Papel e Celulose S.A.	220,121
55,121		Telefonica Brasil S.A.	1,210,885
154,466		Tim Participacoes S.A.	782,145
21,500		Totvus S.A.	364,508
30,700		Tractebel Energia S.A.	522,127
19,800		Transmissora Alianca de Energia Eletrica S.A.	192,237
68,180		Ultrapar Participacoes S.A.	1,812,509
65,817	*	Usinas Siderurgicas de Minas Gerais S.A. (Preference)	347,861
240,800		Vale S.A.	3,828,829
354,773		Vale S.A. (Preference)	5,192,877
38,300		Weg S.A.	497,514
		TOTAL BRAZIL	76,398,557

CHILE - 1.6%
381,673		AES Gener S.A.	229,280
443,665		Aguas Andinas S.A.	299,319
2,784,948		Banco de Chile	426,237
3,527		Banco de Credito e Inversiones	207,448
11,721,482		Banco Santander Chile S.A.	724,555
11,562		CAP S.A.	240,742
207,758		Centros Comerciales Sudamericanos S.A.	847,377
21,332		Cia Cervecerias Unidas S.A.	285,071
1,396,694		Colbun S.A.	346,229
20,192,884		CorpBanca S.A.	226,625
46,711		Embotelladora Andina S.A.	263,378
67,685		Empresa Electrica del Norte Grande S.A.	105,571
640,179		Empresa Nacional de Electricidad S.A.	979,146
21,506		Empresa Nacional de Telecomunicaciones S.A.	331,603
205,800		Empresas CMPC S.A.	610,269
113,612		Empresas COPEC S.A.	1,656,245
248

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

3,739,700		Enersis S.A.	$1,252,115
46,211		Lan Airlines S.A.	765,970
132,095		SACI Falabella	1,314,581
19,589		Sociedad Quimica y Minera de Chile S.A. (Class B)	551,169
67,818		Vina Concha Y Toro S.A.	123,823
		TOTAL CHILE	11,786,753

CHINA - 17.8%
272,000		Agile Property Holdings Ltd	328,255
4,469,000		Agricultural Bank of China	2,153,589
388,000		Air China Ltd	264,666
872,000	*,e	Aluminum Corp of China Ltd	322,450
256,500	e	Anhui Conch Cement Co Ltd	895,126
176,000	e	Anta Sports Products Ltd	252,454
432,000		AviChina Industry & Technology Co	205,076
14,823,000		Bank of China Ltd	6,959,640
1,886,500	e	Bank of Communications Co Ltd	1,382,315
271,000		BBMG Corp	194,444
446,000		Beijing Capital International Airport Co Ltd	314,484
115,000		Beijing Enterprises Holdings Ltd	943,998
588,000	e	Brilliance China Automotive Holdings Ltd	1,028,519
93,500	*,e	Byd Co Ltd	462,951
290,320	e	Changsha Zoomlion Heavy Industry Science and Technology Development Co Ltd	267,809
441,700		China Agri-Industries Holdings Ltd	207,442
416,000		China BlueChemical Ltd	267,401
1,815,600		China Citic Bank	1,020,764
1,136,000	e	China Coal Energy Co	697,080
925,000		China Communications Construction Co Ltd	754,998
524,400		China Communications Services Corp Ltd	321,417
13,791,350		China Construction Bank	10,730,037
412,000		China Everbright International Ltd	410,721
172,000		China Everbright Ltd	255,106
458,000		China Gas Holdings Ltd	510,802
156,400	*	China Insurance International Holdings Co Ltd	243,970
86,600		China International Marine Containers Group Co Ltd	161,960
1,437,000		China Life Insurance Co Ltd	3,793,362
548,000		China Longyuan Power Group Corp	630,487
265,000		China Mengniu Dairy Co Ltd	1,165,712
909,500		China Merchants Bank Co Ltd	1,808,444
232,020		China Merchants Holdings International Co Ltd	822,508
1,075,000	e	China Minsheng Banking Corp Ltd	1,231,883
1,144,500		China Mobile Hong Kong Ltd	11,893,244
614,000	e	China National Building Material Co Ltd	600,329
338,000		China Oilfield Services Ltd	944,603
774,000	e	China Overseas Land & Investment Ltd	2,398,642
525,200		China Pacific Insurance Group Co Ltd	1,897,876
385,500	e	China Railway Construction Corp	422,823
818,000	e	China Railway Group Ltd	461,921
254,000	e	China Resources Enterprise	899,562
212,000	e	China Resources Gas Group Ltd	548,557
384,000	e	China Resources Land Ltd	1,112,410
249

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

386,000		China Resources Power Holdings Co	$1,010,420
384,000	e	China Shanshui Cement Group Ltd	136,775
741,500		China Shenhua Energy Co Ltd	2,255,549
809,000	*,e	China Shipping Container Lines Co Ltd	200,264
399,000	e	China South Locomotive and Rolling Stock Corp	332,501
458,000	e	China Southern Airlines Co Ltd	168,769
354,000	e	China State Construction International Holdings Ltd	596,458
2,812,000		China Telecom Corp Ltd	1,468,862
924,000		China Unicom Ltd	1,445,610
510,000	e	Chongqing Rural Commercial Bank	257,647
333,000	e	Citic Pacific Ltd	474,021
240,000	e	CITIC Securities Co Ltd	503,870
3,549,000		CNOOC Ltd	7,218,564
538,500	*,e	COSCO Holdings	255,665
353,098	e	COSCO Pacific Ltd	514,323
854,008		Country Garden Holdings Co Ltd	585,612
166,000	e	Dah Chong Hong Holdings Ltd	140,908
666,000		Datang International Power Generation Co Ltd	305,038
564,000		Dongfeng Motor Group Co Ltd	797,395
1,239,000	e	Evergrande Real Estate Group	522,739
308,000		Far East Horizon Ltd	226,010
343,500		Fosun International	330,169
670,000	e	Franshion Properties China Ltd	232,748
658,000	e	Fushan International Energy Group Ltd	221,577
890,000	e	Geely Automobile Holdings Ltd	448,637
148,000	e	Golden Eagle Retail Group Ltd	222,059
203,000	e	Great Wall Motor Co Ltd	1,193,177
120,000	e	Greentown China Holdings Ltd	233,623
570,000	e	Guangdong Investments Ltd	490,681
454,000	e	Guangzhou Automobile Group Co Ltd	538,250
1,060,000		Guangzhou Investment Co Ltd	295,478
170,800	e	Guangzhou R&F Properties Co Ltd	299,247
312,800	e	Haitong Securities Co Ltd	475,158
146,500		Hengan International Group Co Ltd	1,793,826
684,000		Huaneng Power International, Inc	713,966
14,132,000		Industrial & Commercial Bank of China	9,906,900
300,000	e	Jiangsu Express	377,660
313,000	e	Jiangxi Copper Co Ltd	600,083
1,228,000	e	Lenovo Group Ltd	1,315,439
267,000	e	Longfor Properties Co Ltd	435,665
147,100	*	New China Life insurance Co Ltd	415,623
309,000	e	Nine Dragons Paper Holdings Ltd	254,953
278,000	e	Parkson Retail Group Ltd	95,437
1,063,000	e	People’s Insurance Co Group of China Ltd	502,170
670,840		PICC Property & Casualty Co Ltd	1,028,692
368,500	e	Ping An Insurance Group Co of China Ltd	2,905,716
335,000	e	Poly Hong Kong Investment Ltd	205,384
168,000	e	Prime Success International Group Ltd	87,586
336,000	e	Shandong Weigao Group Medical Polymer Co Ltd	315,501
702,000	e	Shanghai Electric Group Co Ltd	248,049
123,000		Shanghai Industrial Holdings Ltd	406,710
250

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

182,200		Shanghai Pharmaceuticals Holding Co Ltd	$375,765
116,000	e	Shell Electric MFG	138,236
686,649	e	Shui On Land Ltd	239,486
408,000		Sihuan Pharmaceutical Holdings	304,527
538,603	e	Sino-Ocean Land Holdings Ltd	341,528
798,000		Sinopec Shanghai Petrochemical Co Ltd	210,763
212,800		Sinopharm Group Co	576,393
457,000	e	Soho China Ltd	400,599
514,500	e	Sun Art Retail Group Ltd	842,727
191,300		Tencent Holdings Ltd	10,431,667
400,000		Tingyi Cayman Islands Holding Corp	1,130,089
82,000	e	Tsingtao Brewery Co Ltd	671,535
286,000	e	Uni-President China Holdings Ltd	285,757
1,160,000		Want Want China Holdings Ltd	1,783,600
101,200	e	Weichai Power Co Ltd	405,065
211,000	m	Wison Engineering Services Co Ltd	26,943
106,000	*	Wumart Stores, Inc	177,071
158,000	e	Xinao Gas Holdings Ltd	936,765
628,000	e	Yanzhou Coal Mining Co Ltd	649,815
244,000		Yingde Gases	250,489
188,500	e	Zhaojin Mining Industry Co Ltd	152,240
320,000		Zhejiang Expressway Co Ltd	295,041
113,000	e	Zhongsheng Group Holdings Ltd	180,880
89,000	e	Zhuzhou CSR Times Electric Co Ltd	319,459
1,282,000	e	Zijin Mining Group Co Ltd	295,280
118,720	e	ZTE Corp	258,730
		TOTAL CHINA	129,877,451

COLOMBIA - 1.1%
36,233		Almacenes Exito S.A.	606,963
19,799		Banco Davivienda S.A.	259,683
25,572		BanColombia S.A.	352,698
62,979		BanColombia S.A. (Preference)	881,942
62,310		Cementos Argos S.A.	328,944
25,648	*	Cemex Latam Holdings S.A.	196,255
10,291		Corp Financiera Colombiana S.A.	214,157
1,163,437		Ecopetrol S.A.	2,766,648
50,135		Grupo Argos S.A.	581,268
19,604		Grupo Argos S.A.(Preference)	227,497
233,089		Grupo Aval Acciones y Valores	161,974
5,932		Grupo de Inversiones Suramericana S.A.	117,866
57,245		Interconexion Electrica S.A.	283,147
88,157		Isagen S.A. ESP	140,690
50,459		Suramericana de Inversiones S.A.	999,927
		TOTAL COLOMBIA	8,119,659

CZECH REPUBLIC - 0.3%
31,041		CEZ AS	893,257
2,852		Komercni Banka AS	706,463
19,376		Telefonica O2 Czech Republic AS	316,077
		TOTAL CZECH REPUBLIC	1,915,797
251

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

EGYPT - 0.2%
107,352		Commercial International Bank	$664,976
460,261	*	Orascom Telecom Holding SAE	315,176
177,063	*	Talaat Moustafa Group	141,947
42,749		Telecom Egypt	83,865
		TOTAL EGYPT	1,205,964

HONG KONG - 0.7%
906,000		Belle International Holdings Ltd	1,277,480
482,000	e	Bosideng International Holdings Ltd	111,283
469,007	e	China Resources Cement Holdings Ltd	313,825
1,808,000	*,e	GCL Poly Energy Holdings Ltd	554,732
2,068,000	e	GOME Electrical Appliances Holdings Ltd	320,049
159,000		Haier Electronics Group Co Ltd	339,404
208,000	*	Intime Retail Group Co Ltd	247,588
133,500		Kingboard Chemical Holdings Ltd	351,758
335,000		Lee & Man Paper Manufacturing Ltd	240,264
118,000		Shenzhou International Group Holdings Ltd	406,864
265,000		Shimao Property Holdings Ltd	666,013
616,000		Sino Biopharmaceutical	435,376
		TOTAL HONG KONG	5,264,636

HUNGARY - 0.2%
15,374		Magyar Telekom	21,113
10,802		MOL Hungarian Oil and Gas plc	738,574
32,509	e	OTP Bank	674,405
		TOTAL HUNGARY	1,434,092

INDIA - 6.0%
32,027		Adani Enterprises Ltd	108,190
5,506		Aditya Birla Nuvo Ltd	109,939
121,060		Ambuja Cements Ltd	370,335
12,126		Apollo Hospitals Enterprise Ltd	179,330
55,786		Asian Paints Ltd	488,780
8,467		Associated Cement Co Ltd	156,154
15,066		Bajaj Holdings and Investment Ltd	521,870
11,784		Bank of Baroda	123,206
14,596		Bank of India	49,794
92,321		Bharat Heavy Electricals	211,627
64,525		Bharat Petroleum Corp Ltd	377,355
108,353		Bharti Airtel Ltd	646,732
137,089		Cairn India Ltd	705,653
11,542		Canara Bank	48,375
66,389		Cipla Ltd	445,884
147,293		Coal India Ltd	689,424
64,298		Dabur India Ltd	186,599
5,735		Divi S Laboratories Ltd	90,646
53,688		DLF Ltd	132,048
19,002		Dr Reddy’s Laboratories Ltd	757,451
54,801		GAIL India Ltd	314,797
1,505		GlaxoSmithKline Consumer Healthcare Ltd	113,962
252

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

17,995		Godrej Consumer Products Ltd	$255,189
37,882		HCL Technologies Ltd	675,362
285,830		HDFC Bank Ltd	3,182,951
14,536		Hero Honda Motors Ltd	491,210
184,019		Hindalco Industries Ltd	344,056
121,543		Hindustan Lever Ltd	1,204,913
273,143		Housing Development Finance Corp	3,795,405
37,878		ICICI Bank Ltd	686,487
104,970		Idea Cellular Ltd	294,880
85,602		Infosys Technologies Ltd	4,574,525
415,370		ITC Ltd	2,260,806
133,252		Jaiprakash Associates Ltd	102,967
55,419		Jindal Steel & Power Ltd	216,042
11,994		JSW Steel Ltd	167,832
51,789		Kotak Mahindra Bank Ltd	633,977
58,517		Larsen & Toubro Ltd	926,143
45,007		LIC Housing Finance Ltd	164,279
6,734		Lupin Ltd	97,149
41,407		Mahindra & Mahindra Financial Services Ltd	190,177
55,797		Mahindra & Mahindra Ltd	804,925
57,851		Mundra Port and Special Economic Zone Ltd	136,906
197,368		NTPC Ltd	478,139
51,135		Oil India Ltd	394,277
5,109		Piramal Healthcare Ltd	46,706
39,802		Power Finance Corp Ltd	86,960
192,318		Power Grid Corp of India Ltd	316,608
17,131	*	Ranbaxy Laboratories Ltd	108,724
14,450		Reliance Capital Ltd	87,023
82,042		Reliance Communication Ventures Ltd	196,151
16,794		Reliance Energy Ltd	117,802
260,226		Reliance Industries Ltd	3,871,887
70,276	*	Reliance Power Ltd	83,615
42,180		Rural Electrification Corp Ltd	133,031
307,831		Sesa Goa Ltd	1,009,320
20,292		Shriram Transport Finance Co Ltd	201,718
10,237		Siemens India Ltd	96,867
12,667		State Bank of India Ltd (GDR)	742,722
114,899		Sun Pharmaceutical Industries Ltd	1,136,507
87,158		Tata Consultancy Services Ltd	2,994,653
135,890		Tata Motors Ltd	845,082
152,359		Tata Power Co Ltd	203,390
44,487		Tata Steel Ltd	242,261
33,534		Titan Industries Ltd	145,644
6,613		Ultra Tech Cement Ltd	211,415
145,087	*	Unitech Ltd	40,999
10,870		United Breweries Ltd	163,334
16,345		United Spirits Ltd	684,295
112,807		Wipro Ltd	878,172
3,902		Wockhardt Ltd	28,295
42,909		ZEE Telefilms Ltd	185,634
		TOTAL INDIA	43,765,563
253

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

INDONESIA - 2.4%
3,729,000		Adaro Energy Tbk	$337,119
2,056,000		Bank Rakyat Indonesia	1,442,956
182,000		Indofood CBP Sukses Makmur Tbk	180,687
54,000		PT Astra Agro Lestari Tbk	89,016
3,758,500		PT Astra International Tbk	2,215,968
2,283,000		PT Bank Central Asia Tbk	2,115,216
574,766		PT Bank Danamon Indonesia Tbk	219,404
1,725,771		PT Bank Mandiri Persero Tbk	1,317,797
1,317,693		PT Bank Negara Indonesia	561,716
1,212,500	*	PT Bumi Resources Tbk	48,826
955,500		PT Bumi Serpong Damai	132,546
1,236,000		PT Charoen Pokphand Indonesia Tbk	427,179
369,000		PT Excelcomindo Pratama	146,370
1,166,000		PT Global MediaCom Tbk	197,495
81,500		PT Gudang Garam Tbk	266,465
110,500		PT Indo Tambangraya Megah	292,994
273,000		PT Indocement Tunggal Prakarsa Tbk	505,925
808,500		PT Indofood Sukses Makmur Tbk	476,309
159,500		PT Indosat Tbk	62,214
310,500		PT Jasa Marga Tbk	144,550
4,108,500		PT Kalbe Farma Tbk	473,025
3,210,500		PT Lippo Karawaci Tbk	321,474
245,000	*	PT Matahari Department Store Tbk	267,137
683,000		PT Media Nusantara Citra Tbk	151,262
2,017,500		PT Perusahaan Gas Negara	912,501
558,500		PT Semen Gresik Persero Tbk	710,576
213,500		PT Tambang Batubara Bukit Asam Tbk	230,144
8,520,000		PT Telekomunikasi Indonesia Persero Tbk	1,772,248
277,000		PT Unilever Indonesia Tbk	736,537
303,500		PT United Tractors Tbk	471,055
		TOTAL INDONESIA	17,226,711

KOREA, REPUBLIC OF - 15.6%
599		Amorepacific Corp	491,285
27,190		BS Financial Group	436,530
11,207		Celltrion, Inc	486,526
15,760		Cheil Communications, Inc	388,307
9,103		Cheil Industries, Inc	771,845
1,531		CJ CheilJedang Corp	371,561
2,528		CJ Corp	264,402
4,845		Daelim Industrial Co	449,728
13,510	*	Daewoo Engineering & Construction Co Ltd	109,465
8,210		Daewoo International Corp	302,398
26,672		Daewoo Securities Co Ltd	248,935
17,330		Daewoo Shipbuilding & Marine Engineering Co Ltd	545,712
3,111		DC Chemical Co Ltd	562,995
23,730		DGB Financial Group Co Ltd	380,740
7,867		Dongbu Insurance Co Ltd	352,032
1,348		Doosan Corp	180,586
8,107		Doosan Heavy Industries and Construction Co Ltd	330,875
17,300	*	Doosan Infracore Co Ltd	247,619
254

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

4,027		E-Mart Co Ltd	$963,646
2,432		GLOVIS Co Ltd	539,204
5,820		GS Engineering & Construction Corp	196,498
12,466		GS Holdings Corp	686,467
6,160		Halla Climate Control Corp	230,339
51,077		Hana Financial Group, Inc	1,964,027
13,650		Hankook Tire Co Ltd	800,769
13,850		Hanwha Chemical Corp	303,987
7,681		Hanwha Corp	290,731
3,149		Honam Petrochemical Corp	645,228
97,790	*	Hynix Semiconductor, Inc	2,942,588
4,282		Hyosung Corp	288,674
2,904		Hyundai Department Store Co Ltd	462,413
7,890		Hyundai Development Co	175,381
13,293		Hyundai Engineering & Construction Co Ltd	762,621
7,791		Hyundai Heavy Industries	1,860,468
5,048		Hyundai Hysco	199,838
11,800		Hyundai Marine & Fire Insurance Co Ltd	337,158
10,430	*	Hyundai Merchant Marine Co Ltd	135,199
1,857		Hyundai Mipo Dockyard	295,561
12,748		Hyundai Mobis	3,595,956
28,789		Hyundai Motor Co	6,858,802
7,057		Hyundai Motor Co Ltd (2nd Preference)	797,572
4,555		Hyundai Motor Co Ltd (Preference)	495,550
12,770		Hyundai Securities Co	81,096
9,929		Hyundai Steel Co	817,535
2,822		Hyundai Wia Corp	485,850
29,510		Industrial Bank of Korea	340,890
4,130		Jinro Ltd	101,376
18,990		Kangwon Land, Inc	521,861
72,446		KB Financial Group, Inc	2,853,175
766		KCC Corp	307,183
49,459		Kia Motors Corp	2,873,627
8,020		Korea Aerospace Industries Ltd	211,644
49,210	*	Korea Electric Power Corp	1,314,201
5,125		Korea Gas Corp	308,162
6,460		Korea Investment Holdings Co Ltd	252,027
2,452		Korea Kumho Petrochemical	240,033
31,760		Korea Life Insurance Co Ltd	212,369
1,556		Korea Zinc Co Ltd	451,068
3,656	*	Korean Air Lines Co Ltd	116,610
6,040		KT Corp	199,636
21,431		KT&G Corp	1,565,781
8,677		LG Chem Ltd	2,447,625
1,399		LG Chem Ltd (Preference)	177,535
17,553		LG Corp	1,037,691
19,996		LG Electronics, Inc	1,280,863
1,746		LG Household & Health Care Ltd	907,624
1,763	*	LG Innotek Co Ltd	142,377
36,650		LG Telecom Ltd	419,646
43,070	*	LG.Philips LCD Co Ltd	1,008,132
112		Lotte Confectionery Co Ltd	192,060
255

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

2,097		Lotte Shopping Co Ltd	$795,704
3,131		LS Cable Ltd	234,018
2,364		LS Industrial Systems Co Ltd	148,152
3,489		Mirae Asset Securities Co Ltd	117,670
2,824		NCsoft	547,390
5,203		NHN Corp	2,919,752
2,458	*	NHN Entertainment Corp	263,005
690		Orion Corp	672,870
415		Pacific Corp	146,447
12,223		POSCO	3,649,065
2,611		S1 Corp (Korea)	155,709
5,568		Samsung Card Co	206,323
23,273		Samsung Corp	1,380,972
11,033		Samsung Electro-Mechanics Co Ltd	846,329
20,600		Samsung Electronics Co Ltd	28,408,603
3,831		Samsung Electronics Co Ltd (Preference)	3,692,963
5,392		Samsung Engineering Co Ltd	380,181
6,633		Samsung Fire & Marine Insurance Co Ltd	1,551,086
30,050		Samsung Heavy Industries Co Ltd	1,101,854
11,142		Samsung Life Insurance Co Ltd	1,097,093
6,432		Samsung SDI Co Ltd	1,072,158
11,201		Samsung Securities Co Ltd	496,541
6,822		Samsung Techwin Co Ltd	371,835
79,766		Shinhan Financial Group Co Ltd	3,478,085
1,241		Shinsegae Co Ltd	312,426
4,001		SK C&C Co Ltd	431,210
4,859		SK Corp	880,644
12,790		SK Energy Co Ltd	1,792,634
14,850		SK Networks Co Ltd	93,225
1,338		SK Telecom Co Ltd	291,577
4,000	e	SK Telecom Co Ltd (ADR)	97,920
11,042		S-Oil Corp	805,756
9,741		Woongjin Coway Co Ltd	557,536
65,500		Woori Finance Holdings Co Ltd	775,995
17,881		Woori Investment & Securities Co Ltd	188,845
1,365		Yuhan Corp	240,131
		TOTAL KOREA, REPUBLIC OF	113,819,599

MALAYSIA - 3.7%
209,600		AirAsia BHD	177,939
125,800		Alliance Financial Group BHD	206,788
334,500		AMMB Holdings BHD	785,062
19,500		Asiatic Development BHD	67,215
277,600		Astro Malaysia Holdings BHD	255,048
101,851		Berjaya Sports Toto BHD	131,366
23,100		British American Tobacco Malaysia BHD	464,848
219,400		Bumi Armada BHD	275,332
885,858		Bumiputra-Commerce Holdings BHD	2,105,707
646,000		Digi.Com BHD	1,023,133
199,800		Felda Global Ventures Holdings BHD	284,278
283,500		Gamuda BHD	437,525
384,800		Genting BHD	1,277,545
256

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

75,120		Hong Leong Bank BHD	$340,102
3,000		Hong Leong Credit BHD	14,379
460,700	*	IHH Healthcare BHD	603,311
178,000		IJM Corp BHD	327,289
545,500		IOI Corp BHD	941,025
86,500		Kuala Lumpur Kepong BHD	632,958
55,000		Lafarge Malayan Cement BHD	173,773
859,604		Malayan Banking BHD	2,664,445
74,523		Malaysia Airports Holdings BHD	198,615
427,700		Maxis BHD	974,678
178,300	*	MISC BHD	288,585
61,500		MMC Corp BHD	52,232
56,931		Parkson Holdings BHD	67,836
530,600		Petronas Chemicals Group BHD	1,195,615
104,100		Petronas Dagangan BHD	1,009,478
106,700		Petronas Gas BHD	829,479
76,400		PPB Group BHD	355,759
197,000		Public Bank BHD (Foreign)	1,143,638
557,700		Resorts World BHD	763,352
95,130		RHB Capital BHD	237,990
691,200	*	Sapurakencana Petroleum BHD	876,399
556,100		Sime Darby BHD	1,679,677
209,800		Telekom Malaysia BHD	348,387
554,350		Tenaga Nasional BHD	1,656,573
496,600		TM International BHD	1,081,014
178,100		UEM Land Holdings BHD	131,965
88,500		UMW Holdings BHD	358,891
871,700		YTL Corp BHD	455,742
304,166		YTL Power International BHD	183,145
		TOTAL MALAYSIA	27,078,118

MEXICO - 5.0%
528,950		Alfa S.A. de C.V. (Class A)	1,450,561
6,860,870	e	America Movil S.A. de C.V. (Series L)	7,361,872
2,097,300	*,e	Cemex S.A. de C.V.	2,231,162
82,860		Coca-Cola Femsa S.A. de C.V.	1,009,898
191,186	e	Compartamos SAB de C.V.	372,488
73,800	e	Controladora Comercial Mexicana S.A. de C.V.	302,559
39,500		El Puerto de Liverpool SAB de C.V.	426,599
60,225		Embotelladoras Arca SAB de C.V.	357,503
243,700		Fibra Uno Administracion S.A. de C.V.	757,964
367,837	e	Fomento Economico Mexicano S.A. de C.V.	3,440,917
135,600	*,e	Genomma Lab Internacional S.A. de C.V.	361,364
53,928		Grupo Aeroportuario del Pacifico S.A. de C.V. (B Shares)	280,567
36,800	e	Grupo Aeroportuario del Sureste S.A. de C.V. (Class B)	439,860
295,320	e	Grupo Bimbo S.A. de C.V. (Series A)	992,077
95,098		Grupo Carso S.A. de C.V. (Series A1)	511,597
52,100	e	Grupo Comercial Chedraui S.a. DE C.V.	162,922
454,787		Grupo Financiero Banorte S.A. de C.V.	2,902,884
419,432		Grupo Financiero Inbursa S.A.	1,080,466
347,500		Grupo Financiero Santander Mexico SAB de C.V.	972,672
714,756		Grupo Mexico S.A. de C.V. (Series B)	2,257,571
257

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

483,726		Grupo Televisa S.A.	$2,954,873
28,800	*	Industrias CH SAB de C.V.	141,933
24,782		Industrias Penoles S.A. de C.V.	725,098
288,342		Kimberly-Clark de Mexico S.A. de C.V. (Class A)	876,700
198,496	e	Mexichem SAB de C.V.	828,991
100,840	*	Minera Frisco SAB de C.V.	257,834
117,900	*,e	OHL Mexico SAB de CV	302,990
1,008,489	e	Wal-Mart de Mexico S.A. de C.V. (Series V)	2,621,851
		TOTAL MEXICO	36,383,773

MOROCCO - 0.1%
8,147		Attijariwafa Bank	327,470
11,822		Douja Promotion Groupe Addoha S.A.	84,134
12,297		Maroc Telecom	147,361
		TOTAL MOROCCO	558,965

PERU - 0.3%
36,122		Cia de Minas Buenaventura S.A. (ADR) (Series B)	523,769
12,672		Credicorp Ltd (NY)	1,730,995
		TOTAL PERU	2,254,764

PHILIPPINES - 0.9%
327,120		Aboitiz Equity Ventures, Inc	385,308
355,500		Aboitiz Power Corp	279,863
395,600		Alliance Global Group, Inc	241,385
34,448		Ayala Corp	480,965
974,500		Ayala Land, Inc	663,410
266,816		Banco de Oro Universal Bank	500,566
122,584		Bank of the Philippine Islands	283,659
133,120		DMCI Holdings, Inc	159,463
5,710		Globe Telecom, Inc	230,033
148,030		International Container Term Services, Inc	356,389
76,520		Jollibee Foods Corp	314,289
2,223,600		Metro Pacific Investments Corp	251,042
71,033		Metropolitan Bank & Trust	146,459
8,635		Philippine Long Distance Telephone Co	573,001
1,423,700		PNOC Energy Development Corp	191,065
27,040		SM Investments Corp	535,665
1,058,475		SM Prime Holdings	468,878
156,420		Universal Robina	461,694
		TOTAL PHILIPPINES	6,523,134

POLAND - 1.7%
5,257	*	Alior Bank S.A.	133,037
3,214		Bank Handlowy w Warszawie S.A.	123,528
45,714	*	Bank Millennium S.A.	113,618
24,178		Bank Pekao S.A.	1,513,834
4,869		Bank Zachodni WBK S.A.	592,969
1,990		BRE Bank S.A.	328,656
21,969	*	Cyfrowy Polsat S.A.	159,756
10,755		Enea S.A.	50,609
13,826		Eurocash S.A.	212,386
258

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

20,491	*	Grupa Lotos S.A.	$249,959
4,931		Jastrzebska Spolka Weglowa S.A.	106,460
26,313		KGHM Polska Miedz S.A.	1,062,309
449,595		Polish Oil & Gas Co	826,908
140,859		Polska Grupa Energetyczna S.A.	822,817
71,199		Polski Koncern Naftowy Orlen S.A.	1,004,441
164,727		Powszechna Kasa Oszczednosci Bank Polski S.A.	2,182,130
10,487		Powszechny Zaklad Ubezpieczen S.A.	1,595,203
60,861		Synthos S.A.	103,074
177,159		Tauron Polska Energia S.A.	288,995
120,374		Telekomunikacja Polska S.A.	389,999
6,955		Zaklady Azotowe w Tarnowie-Moscicach S.A.	183,862
		TOTAL POLAND	12,044,550

RUSSIA - 6.1%
19,718		AFK Sistema (GDR)	527,572
155,758	*,m	Federal Grid Co Unified Energy System JSC (GDR)	233,637
451,000	d	Gazprom (ADR)	4,207,830
693,535		Gazprom OAO (ADR)	6,482,750
14,992		Gold Wheaton Gold Corp (GDR)	61,703
103,554		LUKOIL (ADR)	6,782,151
47,749		Magnit OAO (GDR)	3,066,447
11,500		MegaFon OAO (ADR)	417,223
95,802		MMC Norilsk Nickel (ADR)	1,447,154
93,419		Mobile TeleSystems (ADR)	2,129,953
18,277		NovaTek OAO (GDR)	2,562,985
251,433		Rosneft Oil Co (GDR)	1,983,745
28,665		Rostelecom (ADR)	622,959
170,716		RusHydro (ADR)	288,117
534,089		Sberbank of Russian Federation (ADR)	6,810,904
28,164		Severstal (GDR)	245,330
270,538		Surgutneftegaz (ADR)	2,385,202
47,670		Tatneft (GDR)	1,958,185
6,861		TMK OAO (GDR)	88,644
47,598		Uralkali (GDR)	1,270,108
278,086		VTB Bank OJSC (GDR)	770,491
		TOTAL RUSSIA	44,343,090

SOUTH AFRICA - 7.3%
133,210	e	African Bank Investments Ltd	225,583
18,903		African Rainbow Minerals Ltd	361,913
12,254	*,e	Anglo Platinum Ltd	495,370
72,137		AngloGold Ashanti Ltd	1,090,308
54,575		Aspen Pharmacare Holdings Ltd	1,518,255
5,407	e	Assore Ltd	220,828
63,120	e	Barclays Africa Group Ltd	974,901
37,248		Barloworld Ltd	333,674
54,762		Bidvest Group Ltd	1,459,108
44,018		Discovery Holdings Ltd	371,978
590,613		FirstRand Ltd	2,120,293
36,741	e	Foschini Ltd	423,260
139,995		Gold Fields Ltd	648,095
259

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

323,647		Growthpoint Properties Ltd	$822,997
69,979		Harmony Gold Mining Co Ltd	241,469
100,608	e	Impala Platinum Holdings Ltd	1,222,053
35,260		Imperial Holdings Ltd	749,423
42,351		Investec Ltd	300,167
14,118	e	Kumba Iron Ore Ltd	590,418
36,042	e	Kumba Resources Ltd	551,963
16,705		Liberty Holdings Ltd	206,531
177,850		Life Healthcare Group Holdings Pte Ltd	725,414
17,701	e	Massmart Holdings Ltd	283,793
65,520		Mediclinic International Ltd	493,754
172,622		Metropolitan Holdings Ltd	423,197
43,819		Mr Price Group Ltd	689,659
316,868		MTN Group Ltd	6,298,434
106,090		Nampak Ltd	350,727
73,730		Naspers Ltd (N Shares)	6,901,406
38,155	e	Nedbank Group Ltd	829,559
172,396		Network Healthcare Holdings Ltd	427,790
47,550	*	Northam Platinum Ltd	195,326
37,474	e	Pick’n Pay Stores Ltd	177,090
83,136	e	PPC Ltd	262,938
490,436		Redefine Income Fund Ltd	503,199
89,520		Remgro Ltd	1,822,852
28,866		Reunert Ltd	202,720
126,188		RMB Holdings Ltd	632,601
97,391		RMI Holdings	274,273
321,551		Sanlam Ltd	1,725,305
93,512	*	Sappi Ltd	275,354
111,954		Sasol Ltd	5,720,602
81,179		Shoprite Holdings Ltd	1,486,599
29,742		Spar Group Ltd	380,595
230,823		Standard Bank Group Ltd	2,936,553
240,364	e	Steinhoff International Holdings Ltd	927,881
30,579	e	Tiger Brands Ltd	897,094
81,098	e	Truworths International Ltd	775,028
68,443	e	Vodacom Group Pty Ltd	785,072
140,732		Woolworths Holdings Ltd	1,058,490
		TOTAL SOUTH AFRICA	53,391,892

TAIWAN - 11.2%
473,000	*	Acer, Inc	309,040
1,171,372		Advanced Semiconductor Engineering, Inc	1,153,389
46,900		Advantech Co Ltd	300,611
431,385		Asia Cement Corp	585,168
129,500		Asustek Computer, Inc	988,356
1,613,000	*	AU Optronics Corp	527,599
127,000		Catcher Technology Co Ltd	738,394
1,439,496		Cathay Financial Holding Co Ltd	2,174,733
138,600		Chailease Holding Co Ltd	336,987
860,994		Chang Hwa Commercial Bank	516,476
308,490		Cheng Shin Rubber Industry Co Ltd	822,597
68,410		Cheng Uei Precision Industry Co Ltd	143,464
260

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

74,113		Chicony Electronics Co Ltd	$184,705
424,333	*	China Airlines	153,712
2,549,754		China Development Financial Holding Corp	762,105
403,189		China Life Insurance Co Ltd (Taiwan)	395,681
23,000		China Motor Corp	21,979
314,605		China Petrochemical Development Corp	158,216
2,192,618		China Steel Corp	1,905,532
2,536,058		Chinatrust Financial Holding Co	1,720,291
736,600		Chunghwa Telecom Co Ltd	2,364,834
64,497		Clevo Co	137,130
782,000		Compal Electronics, Inc	611,878
111,000		CTCI Corp	194,127
339,000		Delta Electronics, Inc	1,762,960
867,112		E.Sun Financial Holding Co Ltd	580,706
28,000		Eclat Textile Co Ltd	307,929
149,000		Epistar Corp	258,380
257,100	*	Eva Airways Corp	143,117
286,299	*	Evergreen Marine Corp Tawain Ltd	168,440
162,731		Far Eastern Department Stores Co Ltd	175,036
587,532		Far Eastern Textile Co Ltd	674,867
311,000		Far EasTone Telecommunications Co Ltd	712,439
34,000		Farglory Land Development Co Ltd	62,453
69,000		Feng Hsin Iron & Steel Co	125,566
1,346,805		First Financial Holding Co Ltd	833,551
607,270		Formosa Chemicals & Fibre Corp	1,755,213
6,941		Formosa International Hotels Corp	83,581
289,000		Formosa Petrochemical Corp	776,397
784,600		Formosa Plastics Corp	2,132,174
104,000		Formosa Taffeta Co Ltd	129,261
157,658		Foxconn Technology Co Ltd	396,209
1,280,812		Fubon Financial Holding Co Ltd	1,877,104
1,565,800		Fuhwa Financial Holdings Co Ltd	853,843
46,000		Giant Manufacturing Co Ltd	345,223
5,000		Hermes Microvision, Inc	163,561
133,500		High Tech Computer Corp	655,260
39,200		Highwealth Construction Corp	84,620
31,524		Hiwin Technologies Corp	248,305
2,073,423		Hon Hai Precision Industry Co, Ltd	5,271,250
44,000		Hotai Motor Co Ltd	523,428
1,004,124		Hua Nan Financial Holdings Co Ltd	595,339
1,269,694	*	InnoLux Display Corp	503,543
388,060		Inventec Co Ltd	347,337
41,000		Kinsus Interconnect Technology Corp	146,379
19,000		Largan Precision Co Ltd	647,013
70,042		LEE Chang Yung Chem IND Corp	92,460
389,836		Lite-On Technology Corp	682,467
228,352		MediaTek, Inc	3,122,012
1,645,642		Mega Financial Holding Co Ltd	1,424,942
31,000		Merida Industry Co Ltd	234,682
33,513		MStar Semiconductor, Inc	345,730
43,553		Nan Kang Rubber Tire Co Ltd	55,971
891,860		Nan Ya Plastics Corp	2,034,189
261

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

95,000		Novatek Microelectronics Corp Ltd	$376,336
272,000		Pegatron Technology Corp	378,997
22,000		Phison Electronics Corp	158,104
394,000		Pou Chen Corp	479,930
118,000		Powertech Technology, Inc	212,652
108,000		President Chain Store Corp	787,748
467,000		Quanta Computer, Inc	1,107,160
76,814		Radiant Opto-Electronics Corp	287,438
68,085		Realtek Semiconductor Corp	158,289
87,735		Ruentex Development Co Ltd	183,625
76,461		Ruentex Industries Ltd	197,291
37,120		Scinopharm Taiwan Ltd	123,497
1,218,725		Shin Kong Financial Holding Co Ltd	423,847
553,000		Siliconware Precision Industries Co	671,876
49,490		Simplo Technology Co Ltd	243,343
1,231,384		SinoPac Financial Holdings Co Ltd	609,367
51,240		Standard Foods Corp	157,116
234,000		Synnex Technology International Corp	373,307
1,257,552		Taishin Financial Holdings Co Ltd	635,129
341,497	*	Taiwan Business Bank	104,960
650,914		Taiwan Cement Corp	947,333
1,130,074		Taiwan Cooperative Financial Holding	635,449
153,000		Taiwan Fertilizer Co Ltd	364,586
104,129		Taiwan Glass Industrial Corp	105,376
320,200		Taiwan Mobile Co Ltd	1,092,168
4,595,000		Taiwan Semiconductor Manufacturing Co Ltd	16,935,172
299,000		Teco Electric and Machinery Co Ltd	318,889
40,626		TPK Holding Co Ltd	285,167
28,000		Transcend Information, Inc	88,430
71,760		Tripod Technology Corp	141,896
108,540		TSRC Corp	200,689
55,000		U-Ming Marine Transport Corp	90,320
227,000		Unimicron Technology Corp	179,540
840,819		Uni-President Enterprises Corp	1,601,197
2,268,000		United Microelectronics Corp	962,116
104,000		Vanguard International Semiconductor Corp	112,417
520,000	*	Walsin Lihwa Corp	161,194
88,000		Wan Hai Lines Ltd	47,423
413,596		Wistron Corp	388,294
265,500		WPG Holdings Co Ltd	322,927
148,700	*	Yang Ming Marine Transport	65,943
123,000		Yulon Motor Co Ltd	217,108
33,127		Zhen Ding Technology Holding Ltd	77,693
		TOTAL TAIWAN	81,551,280

THAILAND - 2.5%
182,400		Advanced Info Service PCL	1,493,621
69,400		Airports of Thailand PCL	472,310
236,700		Bangkok Bank PCL (Foreign)	1,571,076
44,100		Bangkok Dusit Medical Services PCL	189,792
362,400		Bank of Ayudhya PCL (Foreign)	445,267
199,000		Banpu PCL	185,027
262

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

158,200		BEC World PCL (Foreign)	$295,798
1,189,400		Central Pattana PCL	1,829,394
373,100		Charoen Pokphand Foods PCL	291,145
737,700		CP Seven Eleven PCL	930,730
68,900		Glow Energy PCL	160,822
395,033		Home Product Center PCL	147,151
149,178		Indorama Ventures PCL (Foreign)	119,822
2,843,900		IRPC PCL	327,173
317,400		Kasikornbank PCL (Foreign)	1,984,337
485,050		Krung Thai Bank PCL	317,250
195,700		Minor International PCL (Foreign)	174,297
275,084		PTT Exploration & Production PCL	1,488,453
266,041		PTT Global Chemical PCL	670,891
175,600		PTT PCL	1,787,645
7,700		Siam Cement PCL	105,739
61,800		Siam Cement PCL (Foreign)	872,444
299,900		Siam Commercial Bank PCL	1,590,114
246,400		Thai Oil PCL	498,764
717,100	*	True Corp PCL	203,606
		TOTAL THAILAND	18,152,668

TURKEY - 1.7%
336,836		Akbank TAS	1,316,563
37,322		Anadolu Efes Biracilik Ve Malt Sanayii AS	475,287
36,468		Arcelik AS	232,230
39,724		BIM Birlesik Magazalar AS	831,101
10,319		Coca-Cola Icecek AS	295,103
83,293		Emlak Konut Gayrimenkul Yatiri	119,293
67,431		Enka Insaat ve Sanayi AS	197,160
249,713		Eregli Demir ve Celik Fabrikalari TAS	345,267
8,900		Ford Otomotiv Sanayi AS	124,947
149,527		Haci Omer Sabanci Holding AS	707,386
115,910		KOC Holding AS	567,700
6,898		Koza Altin Isletmeleri AS	122,020
23,631		TAV Havalimanlari Holding AS	170,987
12,526		Tofas Turk Otomobil Fabrik	82,808
33,601		Tupras Turkiye Petrol Rafine	759,532
93,448		Turk Hava Yollari	364,371
74,771		Turk Sise ve Cam Fabrikalari AS	109,716
83,061		Turk Telekomunikasyon AS	286,223
147,732	*	Turkcell Iletisim Hizmet AS	916,771
436,519		Turkiye Garanti Bankasi AS	1,750,367
118,161		Turkiye Halk Bankasi AS	949,455
304,973		Turkiye Is Bankasi (Series C)	833,150
133,407		Turkiye Vakiflar Bankasi Tao	319,209
148,779		Yapi ve Kredi Bankasi	343,400
		TOTAL TURKEY	12,220,046

UKRAINE - 0.0%
7,192	*	Kernel Holding S.A.	96,745
		TOTAL UKRAINE	96,745
263

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

UNITED STATES - 0.4%
41,000		iShares MSCI Emerging Markets	$1,740,860
30,896		Southern Copper Corp (NY)	863,543
100		Vanguard Emerging Markets ETF	4,187
		TOTAL UNITED STATES	2,608,590

		TOTAL COMMON STOCKS	708,022,397
		(Cost $673,121,697)

PREFERRED STOCKS - 0.9%

BRAZIL - 0.9%
129,607	*	Ambev Cia De Bebidas Das	4,821,877
531,858	*	ITAUSA Investimentos Itau PR	2,293,389
		TOTAL BRAZIL	7,115,266

PHILIPPINES - 0.0%
307,700	*,m	Ayala Land, Inc (Preferred B)	712
		TOTAL PHILIPPINES	712

		TOTAL PREFERRED STOCKS	7,115,978
		(Cost $6,950,536)

RIGHTS / WARRANTS - 0.0%
KOREA, REPUBLIC OF - 0.0%
820	m	Hyundai Merchant Marine Co Ltd	0
		TOTAL KOREA, REPUBLIC OF	0

		TOTAL RIGHTS / WARRANTS	0
		(Cost $0)

SHORT-TERM INVESTMENTS - 4.6%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 4.6%
34,080,741	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	34,080,741
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	34,080,741
		TOTAL SHORT-TERM INVESTMENTS	34,080,741
		(Cost $34,080,741)

		TOTAL INVESTMENTS - 102.8%	749,219,116
		(Cost $714,152,974)
		OTHER ASSETS & LIABILITIES, NET - (2.8)%	(20,754,324)
		NET ASSETS - 100.0%	$728,464,792

Abbreviation(s):
ADR - American Depositary Receipt
ETF - Exchange Traded Fund
GDR - Global Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $31,771,994.
m	Indicates a security that has been deemed illiquid.
264

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY INDEX FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2013

SECTOR	VALUE	% OF NET ASSETS
FINANCIALS	$197,224,767	27.1%
INFORMATION TECHNOLOGY	109,534,520	15.0
ENERGY	85,020,159	11.7
MATERIALS	69,452,482	9.5
CONSUMER DISCRETIONARY	62,314,359	8.6
CONSUMER STAPLES	61,185,402	8.4
TELECOMMUNICATION SERVICES	52,487,441	7.2
INDUSTRIALS	43,476,577	6.0
UTILITIES	23,375,890	3.2
HEALTH CARE	11,066,778	1.5
SHORT - TERM INVESTMENTS	34,080,741	4.6
OTHER ASSETS & LIABILITIES, NET	(20,754,324)	(2.8)

NET ASSETS	$728,464,792	100.0%
265

TIAA-CREF FUNDS - International Equity Index Fund

TIAA-CREF FUNDS
INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2013

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUSTRALIA - 8.0%
229,995		AGL Energy Ltd	$3,397,627
154,794	e	ALS Ltd	1,464,309
1,041,043	*	Alumina Ltd	1,012,174
502,617		Amcor Ltd	5,149,000
1,222,150		AMP Ltd	5,476,379
358,122		APA Group	2,051,890
394,943		Asciano Group	2,168,966
1,140,965		Australia & New Zealand Banking Group Ltd	36,511,280
87,580		Australian Stock Exchange Ltd	3,042,147
165,813	e	Bendigo Bank Ltd	1,707,010
989,098	*,m	BGP Holdings plc	0
1,336,635		BHP Billiton Ltd	47,254,563
321,099	e	Boral Ltd	1,498,281
647,817		Brambles Ltd	5,687,012
54,899		Caltex Australia Ltd	959,257
914,089		CFS Gandel Retail Trust	1,788,958
238,622		Coca-Cola Amatil Ltd	2,907,902
25,648	e	Cochlear Ltd	1,425,047
670,802		Commonwealth Bank of Australia	48,299,429
196,851		Computershare Ltd	1,997,722
166,146		Crown Ltd	2,648,750
205,395		CSL Ltd	13,501,620
1,963,880		DB RREEF Trust	2,012,627
319,663		Echo Entertainment Group Ltd	802,298
590,327		Federation Centres	1,385,405
24,541		Flight Centre Ltd	1,204,799
653,773	e	Fortescue Metals Group Ltd	3,206,359
721,886		GPT Group (ASE)	2,515,978
220,625	e	Harvey Norman Holdings Ltd	678,900
178,491		Iluka Resources Ltd	1,732,511
676,353		Incitec Pivot Ltd	1,701,653
863,164		Insurance Australia Group Ltd	5,040,801
71,433	e	Leighton Holdings Ltd	1,210,133
223,583		Lend Lease Corp Ltd	2,411,090
710,863		Macquarie Goodman Group	3,397,205
127,324		Macquarie Group Ltd	6,124,232
364,583	e	Metcash Ltd	1,153,766
1,496,998		Mirvac Group	2,460,998
974,911		National Australia Bank Ltd	32,582,345
320,259		Newcrest Mining Ltd	3,105,449
151,883		Orica Ltd	3,023,726
454,129		Origin Energy Ltd	6,278,089
448,578	*	Qantas Airways Ltd	527,377
501,227		QBE Insurance Group Ltd	7,019,323
266

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

885,677		QR National Ltd	$4,009,233
54,720		Ramsay Health Care Ltd	2,008,761
180,832		Rio Tinto Ltd	10,881,057
402,638		Santos Ltd	5,762,562
131,676		Seek Ltd	1,617,682
155,106		Sonic Healthcare Ltd	2,367,727
675,389		SP AusNet	797,853
955,217		Stockland Trust Group	3,620,394
534,804		Suncorp-Metway Ltd	6,743,555
129,422		Sydney Airport	512,566
299,194	e	Tabcorp Holdings Ltd	1,017,641
574,812		Tattersall’s Ltd	1,706,779
1,845,876		Telstra Corp Ltd	9,032,375
280,463		Toll Holdings Ltd	1,527,909
576,141		Transurban Group	3,864,964
278,586		Treasury Wine Estates Ltd	1,237,211
419,987		Wesfarmers Ltd	17,042,629
864,643		Westfield Group	8,848,323
1,272,376		Westfield Retail Trust	3,712,198
1,291,022		Westpac Banking Corp	41,915,797
254,751	e	Whitehaven Coal Ltd	390,225
274,667		Woodside Petroleum Ltd	10,069,267
519,892		Woolworths Ltd	17,144,186
86,471		WorleyParsons Ltd	1,800,668
		TOTAL AUSTRALIA	437,155,949

AUSTRIA - 0.3%
30,212		Andritz AG.	1,860,509
108,002		Erste Bank der Oesterreichischen Sparkassen AG.	3,791,927
69,565	*,e,m	Immoeast AG.	0
383,184		Immofinanz Immobilien Anlagen AG.	1,678,186
28,580	e	Oest Elektrizitatswirts AG. (Class A)	670,434
61,378		OMV AG.	2,927,892
21,976	e	Raiffeisen International Bank Holding AG.	806,079
90,500		Telekom Austria AG.	743,982
46,509		Voestalpine AG.	2,194,086
19,212		Wiener Staedtische Allgemeine Versicherung AG.	1,016,370
		TOTAL AUSTRIA	15,689,465

BELGIUM - 1.2%
96,762		Ageas	4,111,830
60,913	e	Belgacom S.A.	1,666,674
30,899		Colruyt S.A.	1,723,778
42,502		Delhaize Group	2,714,367
33,384		Groupe Bruxelles Lambert S.A.	2,977,035
334,405		InBev NV	34,665,628
95,921		KBC Groep NV	5,225,917
24,998		Solvay S.A.	3,908,762
20,503		Telenet Group Holding NV	1,126,044
45,311		UCB S.A.	2,974,297
48,576	e	Umicore	2,313,137
		TOTAL BELGIUM	63,407,469
267

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

CHINA - 0.1%
306,500	e	AAC Technologies Holdings, Inc	$1,354,596
1,504,000		BOC Hong Kong Holdings Ltd	4,911,805
873,000	e	Yangzijiang Shipbuilding	828,165
		TOTAL CHINA	7,094,566

DENMARK - 1.1%
234		AP Moller - Maersk AS (Class A)	2,112,989
548		AP Moller - Maersk AS (Class B)	5,301,883
44,719		Carlsberg AS (Class B)	4,466,800
46,323		Coloplast AS	3,021,401
270,987	*	Danske Bank AS	6,331,826
76,416		DSV AS	2,235,639
165,860		Novo Nordisk AS (Class B)	27,624,410
94,189		Novozymes AS	3,688,957
299,330		TDC AS	2,702,730
10,038		TrygVesta AS	916,648
10,970	*,e	William Demant Holding	1,086,326
		TOTAL DENMARK	59,489,609

FINLAND - 0.9%
58,320	e	Elisa Oyj (Series A)	1,461,134
183,006		Fortum Oyj	4,082,305
26,023		Kesko Oyj (B Shares)	864,745
64,834	e	Kone Oyj (Class B)	5,715,907
53,600	e	Metso Oyj	2,109,703
53,073	e	Neste Oil Oyj	1,052,350
1,564,814	e	Nokia Oyj	11,893,804
46,359		Nokian Renkaat Oyj	2,344,662
67,335		OKO Bank (Class A)	1,226,217
41,588	e	Orion Oyj (Class B)	1,117,728
173,244		Sampo Oyj (A Shares)	8,194,558
226,091		Stora Enso Oyj (R Shares)	2,099,451
218,352	e	UPM-Kymmene Oyj	3,466,827
73,667	e	Wartsila Oyj (B Shares)	3,268,713
		TOTAL FINLAND	48,898,104

FRANCE - 9.6%
65,247		Accor S.A.	2,916,275
12,179		Aeroports de Paris	1,301,385
129,895		Air Liquide	17,654,510
90,196		Alstom RGPT	3,348,153
26,140		Arkema	2,957,358
23,280		Atos Origin S.A.	1,984,396
746,987		AXA S.A.	18,611,504
414,037		BNP Paribas	30,544,809
79,720		Bouygues S.A.	3,110,421
90,273		Bureau Veritas S.A.	2,723,156
60,010		Cap Gemini S.A.	3,935,334
251,487		Carrefour S.A.	9,179,915
23,192		Casino Guichard Perrachon S.A.	2,606,893
268

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

22,712		Christian Dior S.A.	$4,309,299
84,329		CNP Assurances	1,485,547
166,246		Compagnie de Saint-Gobain	8,726,261
74,919	*	Compagnie Generale de Geophysique S.A.	1,646,713
85,365		Compagnie Generale d’Optique Essilor International S.A.	9,148,170
417,189	*	Credit Agricole S.A.	5,016,090
25,768		Dassault Systemes S.A.	3,131,640
82,988		Edenred	2,817,244
99,788		Electricite de France	3,492,370
12,985		Eurazeo	980,405
242,802		European Aeronautic Defence and Space Co	16,637,891
58,409		Eutelsat Communications	1,847,353
12,013		Fonciere Des Regions	1,028,801
769,736		France Telecom S.A.	10,580,850
551,125	e	Gaz de France	13,658,951
9,059		Gecina S.A.	1,208,886
238,508		Groupe Danone	17,664,893
229,070		Groupe Eurotunnel S.A.	2,217,601
14,585		Icade	1,341,521
9,526		Iliad S.A.	2,178,072
14,998		Imerys S.A.	1,203,135
28,530		JC Decaux S.A.	1,146,216
41,130		Klepierre	1,844,730
77,495		Lafarge S.A.	5,346,797
45,337		Lagardere S.C.A.	1,647,059
109,341		Legrand S.A.	6,196,968
101,171		L’Oreal S.A.	17,274,615
105,403		LVMH Moet Hennessy Louis Vuitton S.A.	20,236,886
76,068		Michelin (C.G.D.E.) (Class B)	7,926,126
438,126		Natixis	2,356,066
88,338		Pernod-Ricard S.A.	10,610,148
31,400		PPR	7,116,201
74,816	e	Publicis Groupe S.A.	6,221,654
10,647	e	Remy Cointreau S.A.	1,048,746
80,152		Renault S.A.	6,993,280
86,778		Rexel S.A.	2,173,830
103,890		Safran S.A.	6,623,817
496,613		Sanofi-Aventis	52,950,430
219,741		Schneider Electric S.A.	18,490,692
65,303		SCOR	2,304,926
12,063		Societe BIC S.A.	1,506,365
293,091		Societe Generale	16,556,565
39,289		Sodexho Alliance S.A.	3,813,606
116,900		Suez Environnement S.A.	2,038,419
42,243		Technip S.A.	4,424,474
37,022		Thales S.A.	2,267,442
891,416		Total S.A.	54,690,988
40,278		Unibail-Rodamco	10,523,389
44,022		Vallourec	2,620,261
142,963		Veolia Environnement	2,452,628
192,787		Vinci S.A.	12,335,703
496,995		Vivendi Universal S.A.	12,583,772
269

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

12,886		Wendel	$1,796,068
13,807		Zodiac S.A.	2,209,216
		TOTAL FRANCE	519,523,885

GERMANY - 8.8%
86,683		Adidas-Salomon AG.	9,877,139
190,119		Allianz AG.	31,921,419
17,175	e	Axel Springer AG.	1,036,341
382,820		BASF AG.	39,742,264
344,298		Bayer AG.	42,710,932
137,393		Bayerische Motoren Werke AG.	15,549,923
21,950		Bayerische Motoren Werke AG. (Preference)	1,832,188
41,420		Beiersdorf AG.	3,949,537
21,456		Brenntag AG.	3,630,553
35,030		Celesio AG.	1,089,079
413,979	*	Commerzbank AG.	5,294,640
46,582		Continental AG.	8,518,299
400,608		Daimler AG. (Registered)	32,799,689
425,367		Deutsche Bank AG.	20,557,605
80,394		Deutsche Boerse AG.	6,047,803
95,780		Deutsche Lufthansa AG.	1,851,717
376,372		Deutsche Post AG.	12,710,600
1,167,465		Deutsche Telekom AG.	18,346,369
748,968		E.ON AG.	13,652,556
15,058	e	Fraport AG. Frankfurt Airport Services Worldwide	1,164,934
90,341		Fresenius Medical Care AG.	5,970,294
51,851		Fresenius SE	6,730,956
15,036	e	Fuchs Petrolub AG. (Preference)	1,213,949
76,206		GEA Group AG.	3,312,124
25,953		Hannover Rueckversicherung AG.	2,077,055
58,344		HeidelbergCement AG.	4,593,985
56,541		Henkel KGaA	5,214,674
73,934		Henkel KGaA (Preference)	7,982,670
12,519		Hochtief AG.	1,132,280
13,068		Hugo Boss AG.	1,702,325
450,214		Infineon Technologies AG.	4,355,519
73,621	e	K&S AG.	1,870,680
9,235		Kabel Deutschland Holding AG.	1,159,377
34,320		Lanxess AG.	2,410,355
76,967		Linde AG.	14,610,297
14,430	e	MAN AG.	1,738,819
26,730		Merck KGaA	4,446,550
53,834		Metro AG.	2,524,060
74,805		Muenchener Rueckver AG.	15,606,737
34,680	*	Osram Licht AG.	1,797,066
63,576		Porsche AG.	5,936,506
45,546		ProSiebenSat. Media AG.	2,165,349
204,535		RWE AG.	7,535,494
15,797	e	RWE AG. (Preference)	538,188
384,222		SAP AG.	30,066,189
330,396		Siemens AG.	42,222,012
34,738	e	Suedzucker AG.	1,117,454
270

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

112,286		Telefonica Deutschland Holding AG.	$884,482
159,414		ThyssenKrupp AG.	4,067,184
43,617		United Internet AG.	1,720,524
13,296		Volkswagen AG.	3,251,482
60,392		Volkswagen AG. (Preference)	15,315,906
		TOTAL GERMANY	477,554,129

GREECE - 0.1%
103,713	*	Hellenic Telecommunications Organization S.A.	1,305,271
97,260		OPAP S.A.	1,207,743
		TOTAL GREECE	2,513,014

HONG KONG - 2.7%
5,019,600		AIA Group Ltd	25,488,675
98,300	e	ASM Pacific Technology	947,452
508,662		Bank of East Asia Ltd	2,204,402
481,000		Cathay Pacific Airways Ltd	952,859
577,000		Cheung Kong Holdings Ltd	9,011,033
249,000		Cheung Kong Infrastructure Holdings Ltd	1,732,724
731,000		CLP Holdings Ltd	5,882,475
1,017,750		First Pacific Co	1,157,222
878,000	*,e	Galaxy Entertainment Group Ltd	6,554,165
913,000		Hang Lung Properties Ltd	3,006,624
315,300	e	Hang Seng Bank Ltd	5,255,327
444,258		Henderson Land Development Co Ltd	2,628,798
895,000		HKT Trust and HKT Ltd	829,919
2,381,084		Hong Kong & China Gas Ltd	5,562,191
578,000		Hong Kong Electric Holdings Ltd	4,815,429
452,692	e	Hong Kong Exchanges and Clearing Ltd	7,302,848
239,040		Hopewell Holdings	805,019
888,000		Hutchison Whampoa Ltd	11,065,070
263,792		Hysan Development Co Ltd	1,233,968
275,123		Kerry Properties Ltd	1,193,081
2,420,600	e	Li & Fung Ltd	3,422,149
997,491		Link Real Estate Investment Trust	5,018,019
621,143		MTR Corp	2,406,282
1,571,030		New World Development Ltd	2,173,372
1,791,999		Noble Group Ltd	1,480,580
701,283		NWS Holdings Ltd	1,095,121
89,800	e	Orient Overseas International Ltd	463,828
1,606,000		PCCW Ltd	725,010
1,006,800		Sands China Ltd	7,158,437
654,192		Shangri-La Asia Ltd	1,198,459
1,233,367		Sino Land Co	1,729,792
799,000		SJM Holdings Ltd	2,583,452
665,378		Sun Hung Kai Properties Ltd	8,715,601
277,000		Swire Pacific Ltd (Class A)	3,201,426
475,600		Swire Properties Ltd	1,288,219
630,762		Wharf Holdings Ltd	5,308,027
413,000		Wheelock & Co Ltd	2,107,670
271

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

2,016		Wing Hang Bank Ltd	$28,721
314,500		Yue Yuen Industrial Holdings	863,580
		TOTAL HONG KONG	148,597,026

INDIA - 0.0%
38,894	e	Vedanta Resources plc	662,674
		TOTAL INDIA	662,674

IRELAND - 0.6%
8,596,554	*	Bank of Ireland	3,141,906
303,712		CRH plc	7,390,393
202,769	*	Elan Corp plc	3,367,951
67,097	*,m	Irish Bank Resolution Corp Ltd	0
201,390		James Hardie Industries NV	2,083,031
62,224		Kerry Group plc (Class A)	3,984,716
41,178		Ryanair Holdings plc	340,937
6,628		Ryanair Holdings plc (ADR)	332,792
229,989		Shire Ltd	10,197,800
		TOTAL IRELAND	30,839,526

ISRAEL - 0.4%
429,178		Bank Hapoalim Ltd	2,297,595
499,908	*	Bank Leumi Le-Israel	1,902,878
782,555		Bezeq Israeli Telecommunication Corp Ltd	1,360,622
1,655		Delek Group Ltd	571,476
184,954		Israel Chemicals Ltd	1,529,069
1,095	*	Israel Corp Ltd	550,967
59,619		Mizrahi Tefahot Bank Ltd	698,847
23,952		Nice Systems Ltd	939,185
353,763		Teva Pharmaceutical Industries Ltd	13,145,266
		TOTAL ISRAEL	22,995,905

ITALY - 2.1%
484,642		Assicurazioni Generali S.p.A.	11,330,442
136,095		Autostrade S.p.A.	2,982,808
4,836,768		Banca Intesa S.p.A.	11,999,406
2,654,715	*,e	Banca Monte dei Paschi di Siena S.p.A.	836,968
355,845		Banche Popolari Unite Scpa	2,459,399
711,944		Enel Green Power S.p.A	1,731,848
2,739,483		Enel S.p.A.	12,086,397
1,062,914		ENI S.p.A.	26,984,116
41,042		Exor S.p.A.	1,626,942
364,944	*	Fiat S.p.A.	2,863,617
169,768	*	Finmeccanica S.p.A.	1,244,062
69,389		Luxottica Group S.p.A.	3,758,894
217,368		Mediobanca S.p.A.	1,980,534
272

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

99,235	e	Pirelli & C S.p.A.	$1,395,947
85,068		Prysmian S.p.A.	2,077,971
112,320	e	Saipem S.p.A.	2,627,517
830,765		Snam Rete Gas S.p.A.	4,280,525
2,509,952		Telecom Italia RSP	1,963,157
4,177,353	e	Telecom Italia S.p.A.	4,075,204
618,085		Terna Rete Elettrica Nazionale S.p.A.	3,059,757
1,815,717		UniCredit S.p.A	13,629,835
		TOTAL ITALY	114,995,346

JAPAN - 20.8%
11,500		ABC-Mart, Inc	575,126
169,700	*	Acom Co Ltd	664,489
64,200		Advantest Corp	768,343
250,500		Aeon Co Ltd	3,418,427
26,900	e	Aeon Credit Service Co Ltd	826,106
46,300		Aeon Mall Co Ltd	1,314,964
60,000		Air Water, Inc	857,656
79,800		Aisin Seiki Co Ltd	3,241,827
250,000		Ajinomoto Co, Inc	3,498,256
16,700		Alfresa Holdings Corp	912,759
483,000	e	All Nippon Airways Co Ltd	1,009,109
151,000		Amada Co Ltd	1,298,988
447,000		Aozora Bank Ltd	1,299,445
160,600		Asahi Breweries Ltd	4,343,347
420,000		Asahi Glass Co Ltd	2,593,931
523,000		Asahi Kasei Corp	3,980,344
66,800		Asics Corp	1,177,725
180,400		Astellas Pharma, Inc	10,056,644
132,000		Bank of Kyoto Ltd	1,163,092
483,000		Bank of Yokohama Ltd	2,663,393
29,200		Benesse Corp	1,088,340
270,000		Bridgestone Corp	9,256,326
96,400		Brother Industries Ltd	1,095,326
29,600		Calbee, Inc	776,685
474,100		Canon, Inc	14,961,024
93,600	e	Casio Computer Co Ltd	895,885
59,800		Central Japan Railway Co	7,754,362
303,000		Chiba Bank Ltd	2,160,048
66,000		Chiyoda Corp	836,962
268,400		Chubu Electric Power Co, Inc	3,973,146
93,258		Chugai Pharmaceutical Co Ltd	2,191,222
67,000		Chugoku Bank Ltd	963,225
123,200		Chugoku Electric Power Co, Inc	1,888,491
114,300		Citizen Watch Co Ltd	815,487
25,600		Coca-Cola West Japan Co Ltd	519,245
273

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

222,000	e	Cosmo Oil Co Ltd	$390,899
66,000		Credit Saison Co Ltd	1,806,448
228,000		Dai Nippon Printing Co Ltd	2,395,360
119,000		Daicel Chemical Industries Ltd	1,003,025
120,000		Daido Steel Co Ltd	690,045
78,000	e	Daihatsu Motor Co Ltd	1,514,462
352,600		Dai-ichi Mutual Life Insurance Co	5,033,647
279,700		Daiichi Sankyo Co Ltd	5,185,895
97,500		Daikin Industries Ltd	5,609,502
66,000		Dainippon Sumitomo Pharma Co Ltd	888,100
30,300		Daito Trust Construction Co Ltd	3,093,743
243,000		Daiwa House Industry Co Ltd	4,868,206
707,000		Daiwa Securities Group, Inc	6,457,575
45,100	e	Dena Co Ltd	982,735
205,700		Denso Corp	9,887,674
88,800		Dentsu, Inc	3,355,059
22,000		Don Quijote Co Ltd	1,464,462
139,800		East Japan Railway Co	12,144,514
103,700		Eisai Co Ltd	4,073,545
48,600		Electric Power Development Co	1,553,151
23,800	e	FamilyMart Co Ltd	1,066,161
80,500		Fanuc Ltd	12,912,814
22,100		Fast Retailing Co Ltd	7,439,120
236,000		Fuji Electric Holdings Co Ltd	1,057,969
192,900		Fuji Folms Holdings Corp	4,719,057
244,000		Fuji Heavy Industries Ltd	6,671,333
774,000		Fujitsu Ltd	3,325,262
315,000		Fukuoka Financial Group, Inc	1,420,793
295,000	e	Furukawa Electric Co Ltd	683,744
48,600	e	Gree, Inc	417,645
1,459	*,e	GungHo Online Entertainment Inc	920,696
148,000		Gunma Bank Ltd	856,352
167,000		Hachijuni Bank Ltd	1,031,657
106,200		Hakuhodo DY Holdings, Inc	821,369
29,700		Hamamatsu Photonics KK	1,111,356
467,000		Hankyu Hanshin Holdings, Inc	2,619,329
109,000		Hino Motors Ltd	1,540,121
12,300		Hirose Electric Co Ltd	1,876,622
203,000		Hiroshima Bank Ltd	863,950
26,100		Hisamitsu Pharmaceutical Co, Inc	1,412,288
40,200		Hitachi Chemical Co Ltd	616,739
44,900	e	Hitachi Construction Machinery Co Ltd	950,916
25,300		Hitachi High-Technologies Corp	581,899
2,016,000		Hitachi Ltd	14,102,125
82,000		Hitachi Metals Ltd	1,104,179
77,300	*,e	Hokkaido Electric Power Co, Inc	995,788
274

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

492,000		Hokuhoku Financial Group, Inc	$1,014,480
70,800		Hokuriku Electric Power Co	1,008,431
679,300		Honda Motor Co Ltd	27,126,406
180,600		Hoya Corp	4,330,671
47,700		Ibiden Co Ltd	826,902
8,500		Idemitsu Kosan Co Ltd	711,563
361,900		Inpex Holdings, Inc	4,180,658
145,180		Isetan Mitsukoshi Holdings Ltd	2,200,231
548,000		Ishikawajima-Harima Heavy Industries Co Ltd	2,320,400
491,000		Isuzu Motors Ltd	3,057,743
629,100		Itochu Corp	7,564,388
10,500	e	Itochu Techno-Science Corp	411,917
106,000		Iyo Bank Ltd	1,106,820
201,400		J Front Retailing Co Ltd	1,567,172
24,600		Japan Airlines Co Ltd	1,437,928
11,900		Japan Petroleum Exploration Co	484,500
334		Japan Prime Realty Investment Corp	1,109,928
248		Japan Real Estate Investment Corp	2,833,378
955	*	Japan Retail Fund Investment Corp	1,934,183
132,000		Japan Steel Works Ltd	737,418
460,500		Japan Tobacco, Inc	16,662,585
205,200		JFE Holdings, Inc	4,665,156
86,000		JGC Corp	3,290,685
269,000		Joyo Bank Ltd	1,397,225
72,500		JSR Corp	1,380,981
85,500		JTEKT Corp	1,097,672
928,800		JX Holdings, Inc	4,592,607
355,000		Kajima Corp	1,506,727
97,000		Kamigumi Co Ltd	843,741
108,000		Kaneka Corp	685,318
295,100	*	Kansai Electric Power Co, Inc	3,735,086
93,000	e	Kansai Paint Co Ltd	1,249,630
218,400		Kao Corp	7,273,498
595,000		Kawasaki Heavy Industries Ltd	2,324,976
224,000		KDDI Corp	12,131,054
191,000	e	Keihin Electric Express Railway Co Ltd	1,797,898
235,000	e	Keio Corp	1,628,181
111,000		Keisei Electric Railway Co Ltd	1,146,311
18,900		Keyence Corp	8,100,344
64,000		Kikkoman Corp	1,166,437
65,000		Kinden Corp	713,880
739,000	e	Kintetsu Corp	2,719,637
359,000		Kirin Brewery Co Ltd	5,246,960
1,042,000	*	Kobe Steel Ltd	1,840,557
50,000		Koito Manufacturing Co Ltd	910,186
389,500		Komatsu Ltd	8,545,772
275

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

42,100		Konami Corp	$1,017,448
196,500		Konica Minolta Holdings, Inc	1,627,206
445,000		Kubota Corp	6,588,946
143,600		Kuraray Co Ltd	1,686,055
47,000		Kurita Water Industries Ltd	1,025,728
135,500		Kyocera Corp	7,036,588
98,000		Kyowa Hakko Kogyo Co Ltd	1,082,407
178,700	*	Kyushu Electric Power Co, Inc	2,516,065
27,200		Lawson, Inc	2,181,274
110,900		LIXIL Group Corp	2,603,119
10,700		Mabuchi Motor Co Ltd	568,902
46,500		Makita Corp	2,351,474
688,000		Marubeni Corp	5,386,658
90,700		Marui Co Ltd	868,242
19,900		Maruichi Steel Tube Ltd	485,956
920,400		Matsushita Electric Industrial Co Ltd	9,433,510
1,139,000	*	Mazda Motor Corp	5,127,214
35,200	e	McDonald’s Holdings Co Japan Ltd	972,269
53,100		Mediceo Paltac Holdings Co Ltd	715,995
25,000		MEIJI Holdings Co Ltd	1,397,541
288,200		Millea Holdings, Inc	9,448,478
24,100		Miraca Holdings, Inc	1,085,898
562,500	e	Mitsubishi Chemical Holdings Corp	2,633,201
586,000		Mitsubishi Corp	11,855,398
802,000		Mitsubishi Electric Corp	8,815,552
522,000		Mitsubishi Estate Co Ltd	14,918,554
163,000		Mitsubishi Gas Chemical Co, Inc	1,332,134
1,265,000		Mitsubishi Heavy Industries Ltd	8,039,413
51,000		Mitsubishi Logistics Corp	708,744
471,000		Mitsubishi Materials Corp	1,842,748
182,299	*,e	Mitsubishi Motors Corp	2,048,522
5,309,780		Mitsubishi UFJ Financial Group, Inc	33,814,077
237,500		Mitsubishi UFJ Lease & Finance Co Ltd	1,342,998
727,000		Mitsui & Co Ltd	10,385,866
353,000		Mitsui Chemicals, Inc	938,382
349,000		Mitsui Fudosan Co Ltd	11,560,939
451,000	*	Mitsui OSK Lines Ltd	1,909,006
210,200		Mitsui Sumitomo Insurance Group Holdings, Inc	5,435,216
1,385,000		Mitsui Trust Holdings, Inc	6,840,634
9,572,407		Mizuho Financial Group, Inc	20,093,076
84,400		Murata Manufacturing Co Ltd	6,774,774
46,000		Nabtesco Corp	1,122,745
72,300		Namco Bandai Holdings, Inc	1,362,884
1,031,000		NEC Corp	2,315,815
45,100		Nexon Co Ltd	527,110
111,000		NGK Insulators Ltd	1,867,018
276

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

73,088		NGK Spark Plug Co Ltd	$1,669,189
65,600		NHK Spring Co Ltd	686,685
42,000	e	Nidec Corp	4,092,991
140,800		Nikon Corp	2,602,863
44,200		Nintendo Co Ltd	4,970,451
288		Nippon Building Fund, Inc	3,562,819
156,000		Nippon Electric Glass Co Ltd	802,423
328,000		Nippon Express Co Ltd	1,647,067
68,000		Nippon Meat Packers, Inc	995,606
118		Nippon ProLogis REIT, Inc	1,178,374
3,158,000		Nippon Steel Corp	10,423,144
184,800		Nippon Telegraph & Telephone Corp	9,605,964
674,000		Nippon Yusen Kabushiki Kaisha	2,059,404
270,000		Nishi-Nippon City Bank Ltd	729,475
1,036,900		Nissan Motor Co Ltd	10,411,779
83,050	e	Nisshin Seifun Group, Inc	900,380
99		Nisshin Steel Holdings Co Ltd	1,320
25,100	e	Nissin Food Products Co Ltd	1,074,379
14,250		Nitori Co Ltd	1,336,731
68,400		Nitto Denko Corp	3,586,960
137,900		NKSJ Holdings, Inc	3,569,565
37,700		NOK Corp	582,778
1,515,200		Nomura Holdings, Inc	11,192,833
51,700		Nomura Real Estate Holdings, Inc	1,308,084
148		Nomura Real Estate Office Fund, Inc	731,120
41,200		Nomura Research Institute Ltd	1,382,765
210,000		NSK Ltd	2,243,289
51,900		NTT Data Corp	1,725,398
645,100		NTT DoCoMo, Inc	10,234,527
49,700		NTT Urban Development Corp	634,438
271,000	e	Obayashi Corp	1,736,328
257,000	e	Odakyu Electric Railway Co Ltd	2,480,252
333,000	e	OJI Paper Co Ltd	1,521,819
100,400	*	Olympus Corp	3,211,937
84,500		Omron Corp	3,224,621
34,400		Ono Pharmaceutical Co Ltd	2,600,988
15,300		Oracle Corp Japan	604,101
20,500		Oriental Land Co Ltd	3,282,605
518,400		ORIX Corp	8,979,249
767,000		Osaka Gas Co Ltd	3,230,662
104,000	e	Osaka Securities Exchange Co Ltd	2,417,805
6,700		Otsuka Corp	869,011
157,700		Otsuka Holdings KK	4,491,621
39,600	e	Park24 Co Ltd	773,172
304,000		Rakuten, Inc	3,961,009
779,100		Resona Holdings, Inc	4,052,668
277

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

278,000		Ricoh Co Ltd	$2,935,904
14,300		Rinnai Corp	1,106,821
40,300		Rohm Co Ltd	1,654,220
23,800		Sankyo Co Ltd	1,131,902
18,200	e	Sanrio Co Ltd	1,000,123
30,900		Santen Pharmaceutical Co Ltd	1,568,660
84,840		SBI Holdings, Inc	1,026,720
87,400		Secom Co Ltd	5,265,186
77,400		Sega Sammy Holdings, Inc	1,984,190
178,000		Sekisui Chemical Co Ltd	2,068,091
225,000		Sekisui House Ltd	3,229,616
313,800		Seven & I Holdings Co Ltd	11,613,310
236,900	e	Seven Bank Ltd	838,450
596,000	*,e	Sharp Corp	1,763,027
75,600	*	Shikoku Electric Power Co, Inc	1,349,396
96,000		Shimadzu Corp	940,069
8,800		Shimamura Co Ltd	989,288
34,900		Shimano, Inc	3,054,591
246,000	e	Shimizu Corp	1,261,593
170,200		Shin-Etsu Chemical Co Ltd	9,623,456
678,000		Shinsei Bank Ltd	1,587,405
123,900		Shionogi & Co Ltd	2,741,725
149,400	e	Shiseido Co Ltd	2,555,785
228,000		Shizuoka Bank Ltd	2,565,316
112,500		Shoei Co Ltd	1,790,135
621,000	e	Showa Denko KK	842,042
78,400		Showa Shell Sekiyu KK	842,869
21,300		SMC Corp	4,959,027
400,400		Softbank Corp	29,901,415
512,300		Sojitz Holdings Corp	994,780
301		So-net M3, Inc	824,312
422,500	e	Sony Corp	7,370,379
72,200		Sony Financial Holdings, Inc	1,348,160
58,400		Stanley Electric Co Ltd	1,358,443
51,300		Sumco Corp	466,152
627,009		Sumitomo Chemical Co Ltd	2,296,345
471,100		Sumitomo Corp	6,130,565
312,300		Sumitomo Electric Industries Ltd	4,679,608
230,000		Sumitomo Heavy Industries Ltd	1,017,965
219,000		Sumitomo Metal Mining Co Ltd	3,033,280
529,500		Sumitomo Mitsui Financial Group, Inc	25,593,843
149,000		Sumitomo Realty & Development Co Ltd	7,050,149
70,400		Sumitomo Rubber Industries, Inc	980,073
51,200	*	Suntory Beverage & Food Ltd	1,685,609
90,000		Suruga Bank Ltd	1,427,697
29,400		Suzuken Co Ltd	1,061,626
278

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

151,300		Suzuki Motor Corp	$3,804,495
30,300		Sysmex Corp	2,007,168
241,300		T&D Holdings, Inc	2,896,983
495,000	e	Taiheiyo Cement Corp	2,099,400
405,000	e	Taisei Corp	2,077,763
16,000		Taisho Pharmaceutical Holdings Co Ltd	1,123,433
96,000	e	Taiyo Nippon Sanso Corp	658,306
114,000		Takashimaya Co Ltd	1,087,679
330,800		Takeda Pharmaceutical Co Ltd	15,764,123
92,000		Tanabe Seiyaku Co Ltd	1,297,541
51,900		TDK Corp	2,205,756
378,000	e	Teijin Ltd	848,789
62,700		Terumo Corp	3,036,603
47,500		THK Co Ltd	1,036,848
468,000		Tobu Railway Co Ltd	2,426,048
45,300		Toho Co Ltd	970,682
172,000	e	Toho Gas Co Ltd	896,887
190,500	*	Tohoku Electric Power Co, Inc	2,305,847
610,300	*	Tokyo Electric Power Co, Inc	3,257,109
71,400		Tokyo Electron Ltd	3,917,906
1,010,000		Tokyo Gas Co Ltd	5,480,281
173,000		Tokyo Tatemono Co Ltd	1,624,124
474,000		Tokyu Corp	3,227,972
218,700	*	Tokyu Fudosan Holdings Corp	2,148,522
112,000		TonenGeneral Sekiyu KK	1,040,418
233,000		Toppan Printing Co Ltd	1,840,317
606,000		Toray Industries, Inc	3,786,734
1,683,000		Toshiba Corp	7,153,196
125,000		Toto Ltd	1,767,781
67,000		Toyo Seikan Kaisha Ltd	1,392,457
37,000		Toyo Suisan Kaisha Ltd	1,176,711
25,300		Toyoda Gosei Co Ltd	632,615
28,400	e	Toyota Boshoku Corp	380,393
66,300		Toyota Industries Corp	2,924,492
1,149,400		Toyota Motor Corp	74,524,995
87,200		Toyota Tsusho Corp	2,422,154
43,200		Trend Micro, Inc	1,606,789
25,300	e	Tsumura & Co	795,177
432,000		UBE Industries Ltd	894,194
47,400	e	Uni-Charm Corp	3,044,449
941		United Urban Investment Corp	1,436,187
97,300		USS Co Ltd	1,424,908
68,800		West Japan Railway Co	3,084,989
596,600		Yahoo! Japan Corp	2,783,567
36,600	e	Yakult Honsha Co Ltd	1,859,043
279

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

387,300	e	Yamada Denki Co Ltd	$1,086,371
87,000		Yamaguchi Financial Group, Inc	819,855
67,700		Yamaha Corp	1,010,792
118,000		Yamaha Motor Co Ltd	1,807,582
17,300		Yamato Kogyo Co Ltd	641,210
150,600		Yamato Transport Co Ltd	3,238,785
45,000		Yamazaki Baking Co Ltd	458,145
91,000		Yaskawa Electric Corp	1,178,519
88,800		Yokogawa Electric Corp	1,160,511
83,000		Yokohama Rubber Co Ltd	811,871
		TOTAL JAPAN	1,131,942,515

JERSEY, C.I. - 0.1%
36,600		Randgold Resources Ltd	2,714,322
		TOTAL JERSEY, C.I.	2,714,322

LUXEMBOURG - 0.3%
416,493		ArcelorMittal	6,560,024
27,530	e	Millicom International Cellular S.A.	2,539,822
125,638		SES Global S.A.	3,654,290
205,519	e	Tenaris S.A.	4,807,995
		TOTAL LUXEMBOURG	17,562,131

MACAU - 0.1%
386,000		MGM China Holdings Ltd	1,330,942
648,000	e	Wynn Macau Ltd	2,487,518
		TOTAL MACAU	3,818,460

MEXICO - 0.0%
77,163		Fresnillo plc	1,206,259
		TOTAL MEXICO	1,206,259

NETHERLANDS - 4.4%
742,651		Aegon NV	5,909,179
99,586		Akzo Nobel NV	7,229,383
148,435		ASML Holding NV	14,054,964
30,708		Boskalis Westminster	1,475,904
390,429	*	CNH Industrial NV	4,617,212
27,853		Corio NV	1,212,455
78,977		Delta Lloyd NV	1,674,441
64,089		DSM NV	4,844,652
29,271	e	Fugro NV	1,830,032
33,012	e	Gemalto NV	3,705,253
45,614		Heineken Holding NV	2,897,165
95,631		Heineken NV	6,589,660
1,598,836	*	ING Groep NV	20,317,541
420,020		Koninklijke Ahold NV	7,983,126
399,401		Koninklijke Philips Electronics NV	14,115,110
28,609		Koninklijke Vopak NV	1,759,548
38,245	*	OCI	1,470,576
280

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

99,660	*	Qiagen N.V.	$2,287,290
51,468		Randstad Holdings NV	3,169,843
288,626		Reed Elsevier NV	5,802,706
1,579,935		Royal Dutch Shell plc (A Shares)	52,619,426
1,067,900		Royal Dutch Shell plc (B Shares)	36,970,702
1,342,233		Royal KPN NV	4,289,967
147,779		TNT Express NV	1,362,447
679,970		Unilever NV	26,957,703
123,971		Wolters Kluwer NV	3,358,477
62,467		Ziggo NV	2,677,909
		TOTAL NETHERLANDS	241,182,671

NEW ZEALAND - 0.1%
440,933		Auckland International Airport Ltd	1,248,207
157,123		Contact Energy Ltd	681,351
294,942	e	Fletcher Building Ltd	2,434,028
227,114		Sky City Entertainment Group Ltd	729,395
735,663	e	Telecom Corp of New Zealand Ltd	1,427,516
		TOTAL NEW ZEALAND	6,520,497

NORWAY - 0.8%
68,693		Aker Kvaerner ASA	949,035
406,964		DNB NOR Holding ASA	7,214,051
80,587		Gjensidige Forsikring BA	1,504,176
379,845	e	Norsk Hydro ASA	1,695,161
312,685		Orkla ASA	2,534,679
155,840	e	Seadrill Ltd (Oslo Exchange)	7,208,258
471,091		Statoil ASA	11,146,580
291,491		Telenor ASA	7,003,834
78,183	e	Yara International ASA	3,367,132
		TOTAL NORWAY	42,622,906

PORTUGAL - 0.2%
768,298	*,e	Banco Espirito Santo S.A.	1,009,525
837,369		Energias de Portugal S.A.	3,082,371
144,538		Galp Energia SGPS S.A.	2,447,521
102,333		Jeronimo Martins SGPS S.A.	1,884,618
257,935		Portugal Telecom SGPS S.A.	1,162,643
		TOTAL PORTUGAL	9,586,678

SINGAPORE - 1.5%
850,960		Ascendas Real Estate Investment Trust	1,617,958
831,000		CapitaCommercial Trust	983,313
1,070,000		CapitaLand Ltd	2,680,875
1,003,330		CapitaMall Trust	1,629,602
577,000	e	CapitaMalls Asia Ltd	937,036
169,400	e	City Developments Ltd	1,402,165
829,000		ComfortDelgro Corp Ltd	1,280,120
281

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

716,500		DBS Group Holdings Ltd	$9,659,471
2,541,400	e	Genting International plc	3,109,406
1,292,000		Global Logistic Properties	3,207,136
2,985,647	e	Golden Agri-Resources Ltd	1,441,655
2,123,300		Hutchison Port Holdings Trust	1,549,563
44,009	e	Jardine Cycle & Carriage Ltd	1,296,982
606,400		Keppel Corp Ltd	5,291,634
300,000		Keppel Land Ltd	894,376
631,700	e	Olam International Ltd	781,510
1,074,520		Oversea-Chinese Banking Corp	8,988,882
414,460		SembCorp Industries Ltd	1,771,991
353,600	e	SembCorp Marine Ltd	1,279,181
220,933		Singapore Airlines Ltd	1,853,271
350,000		Singapore Exchange Ltd	2,064,874
662,000	e	Singapore Press Holdings Ltd	2,264,496
628,000		Singapore Technologies Engineering Ltd	2,129,423
3,308,403		Singapore Telecommunications Ltd	10,046,892
243,000		StarHub Ltd	868,912
530,000		United Overseas Bank Ltd	8,875,701
186,000		United Overseas Land Ltd	984,472
798,000	e	Wilmar International Ltd	2,219,668
		TOTAL SINGAPORE	81,110,565

SPAIN - 3.3%
166,699	e	Abertis Infraestructuras S.A. (Continuous)	3,571,526
10,634	e	Acciona S.A.	674,114
62,753		ACS Actividades Cons y Servicios S.A.	2,058,621
157,930		Amadeus IT Holding S.A.	5,859,564
2,352,878		Banco Bilbao Vizcaya Argentaria S.A.	27,497,886
1,414,411		Banco de Sabadell S.A.	3,624,150
560,216	*	Banco Popular Espanol S.A.	3,177,751
4,609,921		Banco Santander Central Hispano S.A.	40,868,159
1,450,000	*	Bankia S.A.	2,169,547
163,199		Cintra Concesiones de Infraestructuras de Transporte S.A.	3,110,859
312,711	e	Corp Mapfre S.A.	1,255,750
508,502		Criteria Caixacorp S.A.	2,635,643
248,687		Distribuidora Internacional de Alimentacion S.A.	2,267,272
78,210		Enagas	2,088,211
145,904		Gas Natural SDG S.A.	3,441,315
62,276		Grifols S.A.	2,552,472
1,978,757		Iberdrola S.A.	12,420,351
91,236	e	Inditex S.A.	14,984,497
44,586		Red Electrica de Espana	2,776,131
354,970		Repsol YPF S.A.	9,517,044
1,706,623	*,e	Telefonica S.A.	30,035,386
83,001	e	Zardoya Otis S.A.	1,443,935
		TOTAL SPAIN	178,030,184
282

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

SWEDEN - 3.1%
128,340		Alfa Laval AB	$2,927,536
137,984		Assa Abloy AB (Class B)	6,846,369
281,498	e	Atlas Copco AB (A Shares)	7,799,495
161,961		Atlas Copco AB (B Shares)	4,024,520
114,794		Boliden AB	1,630,420
99,527		Electrolux AB (Series B)	2,454,828
155,019	e	Elekta AB (B Shares)	2,289,498
1,262,655		Ericsson (LM) (B Shares)	15,102,886
82,511		Getinge AB (B Shares)	2,613,963
397,985	e	Hennes & Mauritz AB (B Shares)	17,197,661
97,467		Hexagon AB (B Shares)	2,922,529
169,733	e	Husqvarna AB (B Shares)	997,268
52,615	e	Industrivarden AB	936,605
189,333		Investor AB (B Shares)	6,070,432
92,376		Kinnevik Investment AB (Series B)	3,399,823
93,249	*	Lundin Petroleum AB	1,921,696
1,181,306		Nordea Bank AB	15,110,685
78,673	e	Ratos AB (B Shares)	680,830
447,075	e	Sandvik AB	6,040,897
133,596		Scania AB (B Shares)	2,677,704
135,208		Securitas AB (B Shares)	1,541,770
632,694		Skandinaviska Enskilda Banken AB (Class A)	7,652,472
158,933		Skanska AB (B Shares)	3,060,141
164,993		SKF AB (B Shares)	4,365,603
242,636		Svenska Cellulosa AB (B Shares)	6,879,022
207,068		Svenska Handelsbanken (A Shares)	9,364,973
376,520		Swedbank AB (A Shares)	9,799,430
84,356		Swedish Match AB	2,781,458
150,114		Tele2 AB	1,809,386
984,161		TeliaSonera AB	8,138,018
636,820		Volvo AB (B Shares)	8,173,524
		TOTAL SWEDEN	167,211,442

SWITZERLAND - 9.3%
914,899		ABB Ltd	23,309,386
45,145		Actelion Ltd	3,492,893
54,965		Adecco S.A.	4,053,324
35,455		Aryzta AG.	2,645,029
19,111		Baloise Holding AG.	2,220,198
1,707		Banque Cantonale Vaudoise	948,518
863	e	Barry Callebaut AG.	901,663
217,160		Cie Financiere Richemont S.A.	22,204,540
83,653		Coca-Cola HBC AG.	2,405,906
625,008		Credit Suisse Group	19,442,714
4,124	e	EMS-Chemie Holding AG.	1,501,727
283

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

15,833	e	Geberit AG.	$4,730,340
3,399		Givaudan S.A.	4,820,422
4,415,739		Glencore International AG.	24,031,412
94,457		Holcim Ltd	7,025,659
93,278		Julius Baer Group Ltd	4,575,821
21,767		Kuehne & Nagel International AG.	2,749,845
338		Lindt & Spruengli AG.	1,426,726
43		Lindt & Spruengli AG. (Registered)	2,162,914
21,787		Lonza Group AG.	1,944,771
1,344,523		Nestle S.A.	97,052,926
957,928		Novartis AG.	74,356,831
11,021		Pargesa Holding S.A.	876,932
7,061	e	Partners Group	1,830,372
20,666		Phonak Holding AG.	2,689,497
292,758		Roche Holding AG.	80,957,947
19,995		Schindler Holding AG.	2,833,951
10,674		Schindler Holding AG. (Registered)	1,519,049
2,252	e	SGS S.A.	5,269,123
865		Sika AG.	2,726,867
265,752		STMicroelectronics NV	2,044,167
9,792		Sulzer AG.	1,531,862
12,834		Swatch Group AG.	8,196,965
17,653		Swatch Group AG. Reg	1,964,115
13,185		Swiss Life Holding	2,614,326
25,683		Swiss Prime Site AG.	1,944,669
147,075		Swiss Re Ltd	12,910,627
9,520		Swisscom AG.	4,855,730
38,795		Syngenta AG.	15,658,303
1,519,174		UBS AG. (Switzerland)	29,382,438
62,090		Zurich Financial Services AG.	17,156,908
		TOTAL SWITZERLAND	504,967,413

UNITED KINGDOM - 19.2%
392,497		3i Group plc	2,345,837
399,574	e	Aberdeen Asset Management plc	2,835,709
109,464	e	Acergy S.A.	2,315,035
79,824		Admiral Group plc	1,634,333
111,240		Aggreko plc	2,868,460
120,669		AMEC plc	2,275,841
580,427		Anglo American plc (London)	13,800,564
180,359		Antofagasta plc	2,464,959
581,960		ARM Holdings plc	9,119,092
146,451		Associated British Foods plc	5,324,218
521,007		AstraZeneca plc	27,582,176
1,230,811		Aviva plc	8,835,880
284

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

147,594		Babcock International Group	$3,018,150
1,349,243		BAE Systems plc	9,842,039
6,371,845		Barclays plc	26,809,277
1,417,034		BG Group plc	28,907,019
880,080		BHP Billiton plc	27,157,922
7,906,990		BP plc	61,378,819
799,751		British American Tobacco plc	44,124,054
397,894		British Land Co plc	3,968,356
430,446		British Sky Broadcasting plc	6,467,437
3,274,246		BT Group plc	19,811,248
135,170		Bunzl plc	2,981,715
182,940		Burberry Group plc	4,495,478
272,563		Capita Group plc	4,308,719
76,136		Carnival plc	2,706,047
2,152,745		Centrica plc	12,175,347
438,546		Cobham plc	2,025,340
750,872		Compass Group plc	10,798,437
55,227		Croda International plc	2,158,142
1,046,157		Diageo plc	33,348,813
341,879		Direct Line Insurance Group plc	1,233,379
73,537	e	easyJet plc	1,540,389
417,669		Experian Group Ltd	8,503,160
680,664		GKN plc	4,009,607
2,052,752		GlaxoSmithKline plc	54,115,374
697,242		Group 4 Securicor plc	2,928,627
296,935		Hammerson plc	2,516,144
102,247		Hargreaves Lansdown plc	1,947,834
7,753,333		HSBC Holdings plc	84,986,910
227,363		ICAP plc	1,403,964
131,240		IMI plc	3,192,930
407,123		Imperial Tobacco Group plc	15,199,507
188,803		Inmarsat plc	2,179,114
110,383		InterContinental Hotels Group plc	3,216,200
377,923	*	International Consolidated Airlines	2,098,814
67,139		Intertek Group plc	3,581,814
273,117		Invensys plc	2,191,660
234,782		Investec plc	1,642,678
1,554,902		ITV plc	4,754,237
513,538		J Sainsbury plc	3,248,397
84,107		Johnson Matthey plc	4,047,510
984,818		Kingfisher plc	5,957,600
327,061		Land Securities Group plc	5,184,605
2,440,347		Legal & General Group plc	8,457,771
271,701		Liberty International plc	1,498,516
19,273,058	*	Lloyds TSB Group plc	23,836,849
71,673		London Stock Exchange Group plc	1,883,850
285

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

670,659		Marks & Spencer Group plc	$5,408,297
319,939		Meggitt plc	2,937,096
527,927		Melrose Industries plc	2,706,524
1,533,241		National Grid plc	19,267,842
66,140		Next plc	5,775,802
2,034,259		Old Mutual plc	6,629,729
340,501		Pearson plc	7,121,576
139,449		Persimmon plc	2,823,310
108,095		Petrofac Ltd	2,535,204
1,064,670		Prudential plc	21,773,301
269,610		Reckitt Benckiser Group plc	20,964,622
495,862		Reed Elsevier plc	6,946,197
590,743		Resolution Ltd	3,382,454
321,693		Rexam plc	2,678,767
529,554		Rio Tinto plc	26,795,514
783,139		Rolls-Royce Group plc	14,427,764
67,024,444	*,m	Rolls-Royce Holdings plc	107,467
1,526,615		Royal & Sun Alliance Insurance Group plc	3,144,106
889,944	*	Royal Bank of Scotland Group plc	5,241,334
399,774		SABMiller plc	20,844,515
453,514		Sage Group plc	2,446,577
43,319		Schroders plc	1,787,877
402,149		Scottish & Southern Energy plc	9,122,811
301,658		Segro plc	1,579,944
209,403		Serco Group plc	1,871,198
105,770		Severn Trent plc	3,157,204
373,698		Smith & Nephew plc	4,779,461
161,067		Smiths Group plc	3,707,018
1,008,822		Standard Chartered plc	24,221,799
982,163		Standard Life plc	5,541,064
192,114		Tate & Lyle plc	2,438,105
3,370,543		Tesco plc	19,660,841
102,108		Travis Perkins plc	3,036,441
181,424		TUI Travel plc	1,118,469
378,293		Tullow Oil plc	5,717,978
534,791		Unilever plc	21,686,337
304,282		United Utilities Group plc	3,441,401
20,288,216		Vodafone Group plc	74,310,806
88,124		Weir Group plc	3,182,882
74,714		Whitbread plc	4,108,604
354,373		William Hill plc	2,275,238
927,929		WM Morrison Supermarkets plc	4,186,839
113,407		Wolseley plc	6,104,809
551,932		WPP plc	11,723,542
		TOTAL UNITED KINGDOM	1,045,960,569
286

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

UNITED STATES - 0.5%
320,399	d	iShares MSCI EAFE Index Fund	$21,107,886
149,033		Transocean Ltd	7,038,533
		TOTAL UNITED STATES	28,146,419

		TOTAL COMMON STOCKS	5,411,999,698
		(Cost $4,524,363,003)

RIGHTS / WARRANTS - 0.0%
HONG KONG - 0.0%
19,125	m	New Hotel	0
		TOTAL HONG KONG	0

SPAIN - 0.0%
4,609,921	m	Banco Santander S.A.	996,777
		TOTAL SPAIN	996,777

		TOTAL RIGHTS / WARRANTS	996,777
		(Cost $953,236)

SHORT-TERM INVESTMENTS - 3.5%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 3.5%
190,194,530	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	190,194,530
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	190,194,530
		TOTAL SHORT-TERM INVESTMENTS	190,194,530
		(Cost $190,194,530)

		TOTAL INVESTMENTS - 103.1%	5,603,191,005
		(Cost $4,715,510,769)
		OTHER ASSETS & LIABILITIES, NET - (3.1)%	(168,390,039)

		NET ASSETS - 100.0%	$5,434,800,966

ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

*	Non-income producing.
a	Affiliated Holding.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $180,075,648.
m	Indicates a security that has been deemed illiquid.
287

TIAA-CREF FUNDS - International Equity Index Fund

TIAA-CREF FUNDS
INTERNATIONAL EQUITY INDEX FUND
SUMMARY OF MARKET VALUES BY SECTOR
October 31, 2013

SECTOR	VALUE	% OF NET ASSETS
FINANCIALS	$1,412,056,159	26.0%
INDUSTRIALS	691,483,264	12.7
CONSUMER DISCRETIONARY	630,695,101	11.6
CONSUMER STAPLES	602,832,116	11.1
HEALTH CARE	536,365,548	9.9
MATERIALS	435,624,398	8.0
ENERGY	373,775,371	6.9
TELECOMMUNICATION SERVICES	303,469,763	5.6
INFORMATION TECHNOLOGY	228,655,906	4.2
UTILITIES	198,038,849	3.6
SHORT - TERM INVESTMENTS	190,194,530	3.5
OTHER ASSETS & LIABILITIES, NET	(168,390,039)	(3.1)

NET ASSETS	$5,434,800,966	100.0%
288

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the TIAA-CREF Funds:

We have audited the financial statements of the Enhanced Large-Cap Growth Index Fund, Enhanced Large-Cap Value Index Fund, Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Emerging Markets Equity Fund, Enhanced International Equity Index Fund, Global Natural Resources Fund, International Equity Fund, International Opportunities Fund, Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, and International Equity Index Fund (twenty-one of the portfolios constituting the TIAA-CREF Funds, hereinafter referred to as the "Funds") at October 31, 2013 and for the year then ended and have issued our unqualified report thereon dated December 17, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our audits included an audit of each of the Fund's schedule of investments in securities (the Schedules) as of October 31, 2013 appearing in Item 6 of this Form N-CSR. The Schedules are the responsibility of the Funds' management. Our responsibility is to express an opinion on these Schedules based on our audits.

In our opinion, the Schedules referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 17, 2013

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing date of the report under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for this annual reporting period.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s annual period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics for Senior Financial Officers

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF FUNDS

Dated: December 17, 2013	By:	/s/ Robert G. Leary
Robert G. Leary President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: December 17, 2013	By:	/s/ Robert G. Leary
Robert G. Leary
President and Principal Executive Officer (principal executive officer)

Dated: December 17, 2013	By:	/s/ Phillip G. Goff
Phillip G. Goff
Principal Financial Officer, Principal Accounting Officer and Treasurer (principal financial officer)

EXHIBIT INDEX

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics for Senior Financial Officers

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer